                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08839

                                   ----------

                              SPDR(R) SERIES TRUST
               (Exact name of registrant as specified in charter)

                 One Lincoln Street, Boston, Massachusetts 02111
               (Address of principal executive offices) (zip code)

                              Ryan M. Louvar, Esq.
                       State Street Bank and Trust Company
                               One Lincoln Street
                           Boston, Massachusetts 02111
                     (Name and address of agent for service)

                                    Copy to:

                              W. John McGuire, Esq.
                          Morgan, Lewis and Bockius LLP
                           1111 Pennsylvania Ave., NW
                              Washington, DC 20004

       Registrant's telephone number, including area code: (866) 787-2257

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT June 30, 2009

(SPDRS(SM) LOGO)                              PRECISE IN A WORLD THAT ISN'T.(SM)
STATE STREET GLOBAL ADVISORS

TABLE OF CONTENTS


PRESIDENT'S LETTER TO SHAREHOLDERS...............................    1
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO SUMMARY
  SPDR(R) DOW JONES TOTAL MARKET ETF (TMW).......................    2
  SPDR(R) DOW JONES LARGE CAP ETF (ELR)..........................    6
  SPDR(R) DOW JONES LARGE CAP GROWTH ETF (ELG)...................   10
  SPDR(R) DOW JONES LARGE CAP VALUE ETF (ELV)....................   14
  SPDR(R) DOW JONES MID CAP ETF (EMM)............................   18
  SPDR(R) DOW JONES MID CAP GROWTH ETF (EMG).....................   22
  SPDR(R) DOW JONES MID CAP VALUE ETF (EMV)......................   26
  SPDR(R) DOW JONES SMALL CAP ETF (DSC)..........................   30
  SPDR(R) DOW JONES SMALL CAP GROWTH ETF (DSG)...................   34
  SPDR(R) DOW JONES SMALL CAP VALUE ETF (DSV)....................   38
  SPDR(R) DJ GLOBAL TITANS ETF (DGT).............................   42
  SPDR(R) DOW JONES REIT ETF (RWR)...............................   46
  SPDR(R) KBW BANK ETF (KBE).....................................   50
  SPDR(R) KBW CAPITAL MARKETS ETF (KCE)..........................   54
  SPDR(R) KBW INSURANCE ETF (KIE)................................   58
  SPDR(R) MORGAN STANLEY TECHNOLOGY ETF (MTK)....................   62
  SPDR(R) S&P(R) DIVIDEND ETF (SDY)..............................   66
  SPDR(R) S&P(R) BIOTECH ETF (XBI)...............................   70
  SPDR(R) S&P(R) HOMEBUILDERS ETF (XHB)..........................   74
  SPDR(R) S&P(R) METALS & MINING ETF (XME).......................   78
  SPDR(R) S&P(R) OIL & GAS EQUIPMENT & SERVICES ETF (XES)........   82
  SPDR(R) S&P(R) OIL & GAS EXPLORATION & PRODUCTION ETF (XOP)....   86
  SPDR(R) S&P(R) PHARMACEUTICALS ETF (XPH).......................   90
  SPDR(R) S&P(R) RETAIL ETF (XRT)................................   95
  SPDR(R) S&P(R) SEMICONDUCTOR ETF (XSD).........................   99
  SPDR(R) KBW REGIONAL BANKING ETF (KRE).........................  103
  SPDR(R) KBW MORTGAGE FINANCE ETF (KME).........................  107
SUMMARY SCHEDULES OF INVESTMENTS
  SPDR(R) DOW JONES TOTAL MARKET ETF (TMW).......................  108
  SPDR(R) DOW JONES LARGE CAP ETF (ELR)..........................  111
  SPDR(R) DOW JONES LARGE CAP GROWTH ETF (ELG)...................  114
  SPDR(R) DOW JONES LARGE CAP VALUE ETF (ELV)....................  117
  SPDR(R) DOW JONES MID CAP ETF (EMM)............................  120
  SPDR(R) DOW JONES MID CAP GROWTH ETF (EMG).....................  123
  SPDR(R) DOW JONES MID CAP VALUE ETF (EMV)......................  126
  SPDR(R) DOW JONES SMALL CAP ETF (DSC)..........................  128
  SPDR(R) DOW JONES SMALL CAP GROWTH ETF (DSG)...................  131
  SPDR(R) DOW JONES SMALL CAP VALUE ETF (DSV)....................  134

SCHEDULES OF INVESTMENTS
  SPDR(R) DJ GLOBAL TITANS ETF (DGT).............................  137
  SPDR(R) DOW JONES REIT ETF (RWR)...............................  138
  SPDR(R) KBW BANK ETF (KBE).....................................  140
  SPDR(R) KBW CAPITAL MARKETS ETF (KCE)..........................  141
  SPDR(R) KBW INSURANCE ETF (KIE)................................  142
  SPDR(R) MORGAN STANLEY TECHNOLOGY ETF (MTK)....................  143
  SPDR(R) S&P(R) DIVIDEND ETF (SDY)..............................  144
  SPDR(R) S&P(R) BIOTECH ETF (XBI)...............................  146
  SPDR(R) S&P(R) HOMEBUILDERS ETF (XHB)..........................  147
  SPDR(R) S&P(R) METALS & MINING ETF (XME).......................  148
  SPDR(R) S&P(R) OIL & GAS EQUIPMENT & SERVICES ETF (XES)........  149
  SPDR(R) S&P(R) OIL & GAS EXPLORATION & PRODUCTION ETF (XOP)....  150
  SPDR(R) S&P(R) PHARMACEUTICALS ETF (XPH).......................  151
  SPDR(R) S&P(R) RETAIL ETF (XRT)................................  152
  SPDR(R) S&P(R) SEMICONDUCTOR ETF (XSD).........................  154
  SPDR(R) KBW REGIONAL BANKING ETF (KRE).........................  155
  SPDR(R) KBW MORTGAGE FINANCE ETF (KME).........................  156
FINANCIAL STATEMENTS.............................................  158
FINANCIAL HIGHLIGHTS.............................................  182
NOTES TO FINANCIAL STATEMENTS....................................  200
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........  218
OTHER INFORMATION................................................  219

                                     [Logo]
                       PRESIDENT'S LETTER TO SHAREHOLDERS


Dear Shareholders,

Enclosed, please find a copy of the annual report as of June 30, 2009. In the past year, despite market turmoil, we have continued our efforts to develop new and valuable additions to our family of SPDR exchange-traded funds ("ETFs").

State Street has launched 16 new SPDR ETFs since July 2008, offering investors exposure to international market sectors, the mortgage finance industry as well as multiple new fixed income products.

NEW INTERNATIONAL SPDRS

The suite of International Sector SPDRs launched in July complements their U.S. Select Sector SPDR counterparts, and covers key sectors of the developed international markets:

     - SPDR S&P International Consumer Discretionary Sector ETF (Ticker Symbol:
       IPD)

     - SPDR S&P International Financial Sector ETF (Ticker Symbol: IPF)

     - SPDR S&P International Technology Sector ETF (Ticker Symbol: IPK)

     - SPDR S&P International Industrial Sector ETF (Ticker Symbol: IPN)

     - SPDR S&P International Consumer Staples Sector ETF (Ticker Symbol: IPS)

     - SPDR S&P International Utilities Sector ETF (Ticker Symbol: IPU)

     - SPDR S&P International Energy Sector ETF (Ticker Symbol: IPW)

     - SPDR S&P International Materials Sector ETF (Ticker Symbol: IRV)

     - SPDR S&P International Health Care Sector ETF (Ticker Symbol: IRY)

     - SPDR S&P International Telecommunications Sector ETF (Ticker Symbol: IST)

NEW FIXED INCOME SPDRS

State Street also introduced five new fixed income SPDRs to provide precise bond exposure at highly competitive expense ratios.

Fixed Income SPDRs launched include:

     - SPDR Barclays Capital Short Term International Treasury Bond ETF (Ticker
       Symbol: BWZ)

     - SPDR Barclays Capital Mortgage Backed Bond ETF (Ticker Symbol: MBG)

     - SPDR Barclays Capital Intermediate Term Credit Bond ETF (Ticker Symbol:
       ITR)

     - SPDR Barclays Capital Long Term Credit Bond ETF (Ticker Symbol: LWC)

     - SPDR Barclays Capital Convertible Bond ETF (Ticker Symbol: CWB)

NEW INDUSTRY SPDR

To further round out the Keefe, Bruyette & Woods (KBW) product offerings, we also launched the SPDR KBW Mortgage Finance ETF (Ticker Symbol: KME). It provides precise exposure to the U.S. mortgage finance industry and is benchmarked to the KBW Mortgage Finance Index.

Each of these new ETFs was created to meet the demands of our investors, and in the months ahead, we look forward to launching new ETFs that will provide additional opportunities for those looking to diversify their portfolios. Given State Street's heritage as the industry's pioneer, my colleagues and I take great pride in these new additions to our SPDR family and we look forward to continuing to help you reach your investment goals in the days ahead. On behalf of the SPDR Series Trust, I thank you for your continued support.

Sincerely,
/s/ James Ross
President

                                     [Logo]
  SPDR Dow Jones Total Market ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR Dow Jones Total Market ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Total Stock Market Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy and "sampling methodology" designed to track the total return performance of the float-adjusted Composite Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -26.18%, and the total return for the Index was -26.39%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Despite a renewed collapse in vulnerable financial shares, news that US Treasury Secretary Henry Paulson was assembling a $700 billion Troubled Asset Relief Program (TARP) brought a fleeting sense of hope late in the month. While developed countries around the world continue to be mired in deep recession, hurt by excess capacity and painful job losses, the ongoing application of aggressive stimulus measures throughout the past year have worked effectively to thwart deflationary tendencies. Leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

The final quarter of the year brought some renewed optimism as the fund rose over 16%. Despite the strong showing, the year was one that will be remembered for a long time, as the fund fell over 26% during the year. The final quarter of 2008 proved to be particularly difficult when the fund lost over 22% of its value.

The Fund suffered weak returns along with other US equities over the past year as all 10 economic sectors fell by double digits. Given the widespread market declines, return spreads between large cap and small cap, as well as value and growth names, was minimal. Financial, Energy and Industrial stocks had the largest negative impact on performance. Once bellwether names like Citigroup, Inc. (-82%), Bank of America Corp. (-42%), General Electric Co. (-53%) and Exxon Mobil Corp. (-19%) offered heavy blows to the fund given their larger weight. A few names worked to offset the heavy losses of other stocks in the fund over the past year. Such stocks include Schering-Plough Corp., Genentech Inc., and Wyeth. In the case of Schering-Plough Corp., the stock price was jolted higher in March as a result of positive drug-development news, returning 29% over the past year.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
              SPDR Dow Jones Total Market ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/4/00, 10/10/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DOW JONES TOTAL MARKET ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.20%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DOW JONES                                 DOW JONES
                                                                  U.S. TOTAL                                U.S. TOTAL
                                       NET ASSET      MARKET     STOCK MARKET    NET ASSET      MARKET     STOCK MARKET
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -26.18%       -26.10%       -26.39%       -26.18        -26.10%       -26.39%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -22.32%       -22.29%       -22.44%       -8.08%         -8.06%        -8.12%
 ----------------------------------------------------------------------------------------------------------------------
    FIVE YEARS (1)                       -8.55%        -8.51%        -7.75%       -1.77%         -1.76%        -1.60%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)             -20.37%       -20.32%       -20.11%       -2.57%         -2.57%        -2.54%
 ----------------------------------------------------------------------------------------------------------------------




 (1) Prior to June 14, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Total Stock Market Index. Performance of the Fund prior to June 14, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.
 (2) For the period October 4, 2000 to June 30, 2009.

                                     [Logo]
        SPDR Dow Jones Total Market ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DOW JONES TOTAL MARKET ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                  DOW
                                SPDR DOW      JONES U.S.
                              JONES TOTAL     TOTAL STOCK
                               MARKET ETF    MARKET INDEX
                                 (A)(1)           (B)
                              -----------    ------------
10/4/00                          10000           10000
                                 10061           10061
                                  9407            9406
12/31/00                          9467            9467
                                  9762            9766
                                  9018            9022
3/31/01                           8516            8520
                                  9117            9123
                                  9188            9195
6/30/01                           8978            8987
                                  8929            8938
                                  8379            8387
9/30/01                           7763            7771
                                  7857            7865
                                  8442            8454
12/31/01                          8498            8514
                                  8412            8429
                                  8280            8297
3/31/02                           8562            8583
                                  8077            8098
                                  8018            8039
6/30/02                           7480            7498
                                  6940            6957
                                  6983            7002
9/30/02                           6228            6245
                                  6747            6767
                                  7097            7120
12/31/02                          6696            6720
                                  6508            6531
                                  6393            6417
3/31/03                           6467            6494
                                  6992            7025
                                  7318            7354
6/30/03                           7422            7461
                                  7555            7597
                                  7670            7714
9/30/03                           7593            7638
                                  8010            8060
                                  8062            8114
12/31/03                          8478            8536
                                  8602            8663
                                  8727            8790
3/31/04                           8593            8656
                                  8473            8537
                                  8553            8620
6/30/04                           8706            8776
                                  8448            8517
                                  8494            8564
9/30/04                           8560            8632
                                  8670            8746
                                  9018            9098
12/31/04                          9327            9414
                                  9147            9235
                                  9363            9454
3/31/05                           9204            9296
                                  9043            9135
                                  9313            9410
6/30/05                           9364            9486
                                  9754            9879
                                  9674            9790
9/30/05                           9758            9868
                                  9583            9686
                                  9955           10073
12/31/05                          9974           10086
                                 10308           10446
                                 10290           10442
3/31/06                          10461           10635
                                 10563           10753
                                 10231           10407
6/30/06                          10250           10426
                                 10241           10414
                                 10482           10657
9/30/06                          10721           10892
                                 11100           11287
                                 11333           11542
12/31/06                         11460           11677
                                 11673           11898
                                 11473           11710
3/31/07                          11604           11840
                                 12069           12313
                                 12508           12765
6/30/07                          12307           12559
                                 11890           12130
                                 12058           12299
9/30/07                          12479           12740
                                 12713           12981
                                 12155           12398
12/31/07                         12083           12318
                                 11380           11571
                                 11040           11223
3/31/08                          10968           11146
                                 11510           11701
                                 11741           11945
6/30/08                          10786           10973
                                 10691           10878
                                 10848           11049
9/30/08                           9854           10022
                                  8130            8261
                                  7495            7600
12/31/08                          7637            7731
                                  7029            7100
                                  6306            6361
3/31/09                           6846            6915
                                  7545            7642
                                  7939            8047
6/30/09                           7963            7989




 (1) Prior to June 14, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Total Stock Market Index. Performance of the Fund prior to June 14, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                                     [Logo]
               SPDR Dow Jones Total Market ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ------------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              EXXON MOBIL CORP.     MICROSOFT CORP.     JOHNSON & JOHNSON     PROCTER & GAMBLE CO.
 ------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $5,524,917            3,008,783           2,503,119             2,395,977
 ------------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        3.5%                  1.9                 1.6                   1.5
 ------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------

  DESCRIPTION                              AT&T, INC.
 --------------------------------------------------------
    MARKET VALUE                           2,346,486
 --------------------------------------------------------
    % OF NET ASSETS                        1.5
 --------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels          10.0%
Pharmaceuticals                       6.2
Computers & Peripherals               4.7
Software                              4.2
Insurance                             3.5
Diversified Financial Services        3.1
Commercial Banks                      2.8
Capital Markets                       2.7
Communications Equipment              2.7
Diversified Telecommunication
  Services                            2.7
Media                                 2.6
Semiconductors & Semiconductor
  Equipment                           2.6
Food & Staples Retailing              2.5
Aerospace & Defense                   2.3
Health Care Providers &
  Services                            2.3
Household Products                    2.3
Beverages                             2.2
Biotechnology                         2.2
Health Care Equipment &
  Supplies                            2.2
Specialty Retail                      2.2
Electric Utilities                    2.1
Chemicals                             1.9
Energy Equipment & Services           1.8
Food Products                         1.8
Hotels, Restaurants & Leisure         1.8
Industrial Conglomerates              1.8
Machinery                             1.8
Real Estate Investment Trusts         1.8
Internet Software & Services          1.6
IT Services                           1.6
Tobacco                               1.4
Multi-Utilities                       1.1
Metals & Mining                       1.0
Road & Rail                           1.0
Electronic Equipment,
  Instruments & Components            0.9
Multiline Retail                      0.8
Air Freight & Logistics               0.7
Commercial Services & Supplies        0.7
Electrical Equipment                  0.7
Life Sciences Tools & Services        0.7
Household Durables                    0.6
Consumer Finance                      0.5
Textiles, Apparel & Luxury
  Goods                               0.5
Wireless Telecommunication
  Services                            0.5
Diversified Consumer Services         0.4
Internet & Catalog Retail             0.4
Auto Components                       0.3
Construction & Engineering            0.3
Containers & Packaging                0.3
Independent Power Producers &
  Energy Traders                      0.3
Professional Services                 0.3
Thrifts & Mortgage Finance            0.3
Automobiles                           0.2
Leisure Equipment & Products          0.2
Paper & Forest Products               0.2
Personal Products                     0.2
Water Utilities                       0.2
Airlines                              0.1
Building Products                     0.1
Construction Materials                0.1
Distributors                          0.1
Gas Utilities                         0.1
Health Care Technology                0.1
Office Electronics                    0.1
Real Estate Management &
  Development                         0.1
Trading Companies &
  Distributors                        0.1
Short Term Investments                5.2
Other Assets & Liabilities           (4.8)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
    SPDR Dow Jones Large Cap ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR Dow Jones Large Cap ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Large-Cap Total Stock Market Index ( the "Index"). In seeking the objective, the Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Large Cap Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -26.44%, and the total return for the Index was -26.65%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The final quarter of the year brought some renewed optimism as the Fund rose over 15%. Despite the strong showing, the year was one that will be remembered for a long time, as the Fund fell over 26% during the year. The final quarter of 2008 was particularly harsh. The fund lost over 22% of its value, as markets across the globe plummeted in response to the global credit crisis, the failure of Lehman Brothers Holdings, Inc., a deep recession in many of the largest economies and fears of banking failures.

All 10 sectors within the Fund had double digits falls during the year. Financials, which were at the heart of the crisis, fell over 41%, and that includes a very strong rally from the middle of March through June 30. Energy (-41%) and Materials (-40%) both suffered from a very steep fall in commodity prices. Even normally defensive Utilities took a significant fall (-32%.) The best performing sectors were Consumer Staples (-14%) and Health Care (-12%). Both of these sectors are usually viewed as defensive and some strong showing by large firms helped boost results for the sectors.

In looking back at the calamity of the past year, the automobile firms show a remarkable contrast. Ford Motor Co. was one of the top performers, rising 26%. The company benefited from its strong financial position relative to General Motors Corp. (GM) and Chrysler Group and avoided taking funds from the US government. GM was at the other end of the spectrum. GM needed government funding to stay afloat, but ultimately filed for Chapter 11 bankruptcy.

During the last year, other notable firms that failed or were rescued by other parties include American International Group, Inc., Washington Mutual, Inc., Lehman Brothers Holdings Inc., Merrill Lynch & Co., Inc., Fannie Mae, and Freddie Mac. The financial industry is in the midst of an overhaul with new regulation and stronger regulators to enforce the rules. Many market participants are speaking of signs of a turn in the economy as unprecedented intervention by governments and central banks works through the global economy. While it is not clear that we are out of the woods, at least there are signs of some renewed optimism.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                SPDR Dow Jones Large Cap ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DOW JONES LARGE CAP ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.20%.


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DOW JONES                                 DOW JONES
                                                                     U.S.                                      U.S.
                                                                   LARGE-CAP                                 LARGE-CAP
                                                                     TOTAL                                     TOTAL
                                       NET ASSET      MARKET     STOCK MARKET    NET ASSET      MARKET     STOCK MARKET
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -26.44%       -26.39%       -26.65%       -26.44%       -26.39%       -26.65%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -21.85%       -21.88%       -21.83%        -7.89%        -7.90%        -7.88%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -17.57%       -17.55%       -17.47%        -5.17%        -5.16%        -5.14%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2009.

                                     [Logo]
          SPDR Dow Jones Large Cap ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DOW JONES LARGE CAP ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                    DOW
                                                JONES U.S.
                                SPDR DOW     LARGE-CAP TOTAL
                              JONES LARGE      STOCK MARKET
                                CAP ETF         INDEX (B)
                                  (A)
                              -----------    ---------------
11/8/2005                        10000            10000
                                 10266            10267
12/31/05                         10277            10280
                                 10569            10574
                                 10570            10573
3/31/06                          10717            10721
                                 10850            10855
                                 10532            10539
6/30/06                          10548            10556
                                 10587            10599
                                 10830            10847
9/30/06                          11096            11112
                                 11467            11487
                                 11707            11730
12/31/06                         11860            11885
                                 12072            12100
                                 11850            11879
3/31/07                          11980            12011
                                 12482            12519
                                 12923            12966
6/30/07                          12710            12752
                                 12323            12364
                                 12502            12543
9/30/07                          12971            13022
                                 13210            13263
                                 12674            12721
12/31/07                         12597            12643
                                 11837            11881
                                 11481            11519
3/31/08                          11411            11449
                                 11982            12028
                                 12191            12242
6/30/08                          11207            11248
                                 11078            11118
                                 11225            11267
9/30/08                          10209            10231
                                  8478             8488
                                  7848             7854
12/31/08                          7949             7958
                                  7314             7317
                                  6570             6569
3/31/09                           7133             7136
                                  7806             7812
                                  8222             8228
6/30/09                           8243             8253

                                     [Logo]
                 SPDR Dow Jones Large Cap ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ------------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              EXXON MOBIL CORP.     MICROSOFT CORP.     JOHNSON & JOHNSON     PROCTER & GAMBLE CO.
 ------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE........................   $1,507,959            818,116             683,702               652,087
 ------------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS.....................   3.9%                  2.1                 1.8                   1.7
 ------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------

  DESCRIPTION                              AT&T, INC.
 --------------------------------------------------------
    MARKET VALUE........................   642,511
 --------------------------------------------------------
    % OF NET ASSETS.....................   1.7
 --------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels          10.6%
Pharmaceuticals                       6.8
Computers & Peripherals               5.0
Software                              4.2
Insurance                             3.7
Diversified Financial Services        3.3
Diversified Telecommunication
  Services                            3.0
Capital Markets                       2.8
Food & Staples Retailing              2.8
Media                                 2.7
Beverages                             2.5
Household Products                    2.5
Semiconductors & Semiconductor
  Equipment                           2.5
Aerospace & Defense                   2.4
Communications Equipment              2.4
Commercial Banks                      2.3
Electric Utilities                    2.2
Health Care Equipment &
  Supplies                            2.2
Health Care Providers &
  Services                            2.1
Specialty Retail                      2.0
Biotechnology                         1.9
Chemicals                             1.9
Industrial Conglomerates              1.9
Energy Equipment & Services           1.8
Food Products                         1.7
Internet Software & Services          1.7
IT Services                           1.7
Tobacco                               1.6
Hotels, Restaurants & Leisure         1.5
Machinery                             1.5
Multi-Utilities                       1.4
Real Estate Investment Trusts         1.2
Metals & Mining                       1.0
Road & Rail                           0.9
Air Freight & Logistics               0.8
Electronic Equipment,
  Instruments & Components            0.7
Multiline Retail                      0.7
Commercial Services & Supplies        0.6
Electrical Equipment                  0.6
Life Sciences Tools & Services        0.6
Consumer Finance                      0.5
Wireless Telecommunication
  Services                            0.5
Construction & Engineering            0.4
Household Durables                    0.4
Internet & Catalog Retail             0.4
Textiles, Apparel & Luxury
  Goods                               0.4
Automobiles                           0.3
Containers & Packaging                0.3
Diversified Consumer Services         0.3
Gas Utilities                         0.3
Independent Power Producers &
  Energy Traders                      0.3
Auto Components                       0.2
Paper & Forest Products               0.2
Personal Products                     0.2
Professional Services                 0.2
Thrifts & Mortgage Finance            0.2
Airlines                              0.1
Construction Materials                0.1
Distributors                          0.1
Health Care Technology                0.1
Leisure Equipment & Products          0.1
Office Electronics                    0.1
Real Estate Management &
  Development                         0.1
Trading Companies &
  Distributors                        0.1
Water Utilities                       0.1
Building Products                     0.0**
Short Term Investments               28.7
Other Assets & Liabilities          (28.4)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.
  ** Amount represents less than 0.05% of net assets.

                                     [Logo]
SPDR Dow Jones Large Cap Growth ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR Dow Jones Large Cap Growth ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Large-Cap Growth Total Stock Market Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Large Cap Growth Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -25.58%, and the total return for the Index was -25.54%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After six consecutive quarters of disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009, however the Fund ended up down over 25% for the twelve-month period. The majority of the rally came in April and May, when stock markets around the world posted consistent gains and the fund gained over 16% in the second quarter of 2009. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient.

All ten sectors in the fund lost ground over the course of the last twelve months. Telecommunication Services stocks helped growth-oriented benchmarks hold their own on a relative basis and Utilities were the top performer in the last twelve months. Low interest rates and banking system stability helped big rebounds in the first two quarters of 2009 for financial shares as credit conditions eased, however Financials still ended down over the last twelve months. Industrials and Energy were the most significant lagging sectors among large cap equities.

Berkshire Hathaway, Inc., Apple, Inc., and Schering-Plough Corp. were the heaviest positive contributors to the Fund's absolute performance. While Procter & Gamble Co., Johnson & Johnson and Schlumberger Ltd. were the heaviest detractors from the Fund's absolute performance over the last 12 months.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
            SPDR Dow Jones Large Cap Growth ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/25/00, 9/29/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DOW JONES LARGE CAP GROWTH ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.20%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DOW JONES                                 DOW JONES
                                                                     U.S.                                      U.S.
                                                                   LARGE-CAP                                 LARGE-CAP
                                                                 GROWTH TOTAL                              GROWTH TOTAL
                                       NET ASSET      MARKET         STOCK       NET ASSET      MARKET         STOCK
                                         VALUE         VALUE     MARKET INDEX      VALUE         VALUE     MARKET INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -25.58%       -25.52%       -25.54%       -25.58%       -25.52%       -25.54%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -16.63%       -16.78%       -16.29%        -5.88%        -5.94%        -5.75%
 ----------------------------------------------------------------------------------------------------------------------
    FIVE YEARS (1)                      -12.12%       -12.16%        -6.21%        -2.55%        -2.56%        -1.27%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)             -56.42%       -56.38%       -43.92%        -9.04%        -9.03%        -6.38%
 ----------------------------------------------------------------------------------------------------------------------




 (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Large-Cap Growth Total Stock Market Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.
 (2) For the period September 25, 2000 to June 30, 2009.

                                     [Logo]
      SPDR Dow Jones Large Cap Growth ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DOW JONES LARGE CAP GROWTH ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                    DOW
                                                JONES U.S.
                                SPDR DOW     LARGE-CAP GROWTH
                              JONES LARGE       TOTAL STOCK
                               CAP GROWTH      MARKET INDEX
                               ETF (A)(1)           (B)
                              -----------    ----------------
9/25/2000                        10000             10000
                                  9800              9865
                                  9286              9344
                                  7793              7899
12/31/2000                        7395              7726
                                  8051              8266
                                  6528              6932
3/31/2001                         5703              6199
                                  6512              6923
                                  6406              6877
6/30/2001                         6252              6762
                                  5971              6488
                                  5339              5907
9/30/2001                         4696              5299
                                  4972              5566
                                  5566              6101
12/31/2001                        5498              6136
                                  5425              5983
                                  5133              5683
3/31/2002                         5244              5898
                                  4738              5431
                                  4610              5317
6/30/2002                         4233              4881
                                  3952              4592
                                  3974              4637
9/30/2002                         3506              4156
                                  3882              4579
                                  4126              4824
12/31/2002                        3757              4496
                                  3653              4385
                                  3689              4347
3/31/2003                         3780              4454
                                  4063              4809
                                  4201              4980
6/30/2003                         4249              5050
                                  4365              5162
                                  4438              5262
9/30/2003                         4377              5211
                                  4652              5468
                                  4683              5515
12/31/2003                        4853              5730
                                  4932              5868
                                  4958              5937
3/31/2004                         4871              5849
                                  4829              5788
                                  4910              5875
6/30/2004                         4958              5980
                                  4692              5715
                                  4673              5713
9/30/2004                         4696              5780
                                  4755              5824
                                  4913              6057
12/31/2004                        5092              6277
                                  4953              6100
                                  4944              6166
3/31/2005                         4839              6054
                                  4734              5886
                                  4960              6166
6/30/2005                         4896              6208
                                  5134              6516
                                  5062              6470
9/30/2005                         5067              6520
                                  5046              6460
                                  5254              6727
12/31/2005                        5250              6724
                                  5418              6939
                                  5354              6858
3/31/2006                         5434              6961
                                  5435              6963
                                  5247              6722
6/30/2006                         5228              6700
                                  5134              6580
                                  5263              6747
9/30/2006                         5391              6912
                                  5583              7160
                                  5704              7317
12/31/2006                        5720              7339
                                  5861              7521
                                  5755              7386
3/31/2007                         5790              7431
                                  6032              7745
                                  6248              8024
6/30/2007                         6167              7920
                                  6045              7764
                                  6125              7867
9/30/2007                         6378              8194
                                  6594              8474
                                  6343              8153
12/31/2007                        6336              8144
                                  5845              7512
                                  5753              7394
3/31/2008                         5708              7337
                                  6035              7760
                                  6266              8059
6/30/2008                         5857              7533
                                  5707              7341
                                  5812              7477
9/30/2008                         5153              6627
                                  4234              5441
                                  3892              5000
12/31/2008                        3962              5091
                                  3765              4837
                                  3457              4441
3/31/2009                         3746              4817
                                  4156              5346
                                  4315              5552
6/30/2009                         4358              5608




 (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Large-Cap Growth Total Stock Market Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                                     [Logo]
             SPDR Dow Jones Large Cap Growth ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ---------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              MICROSOFT CORP.     APPLE, INC.     WAL-MART STORES, INC.     CISCO SYSTEMS, INC.
 ---------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $6,872,264          4,629,402       3,965,638                 3,942,323
 ---------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        4.4%                3.0             2.6                       2.5
 ---------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------

                                           BERKSHIRE
                                           HATHAWAY, INC.
  DESCRIPTION                              (CLASS A)
 --------------------------------------------------------
    MARKET VALUE                           3,780,000
 --------------------------------------------------------
    % OF NET ASSETS                        2.4
 --------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Software                              8.7%
Computers & Peripherals               7.0
Oil, Gas & Consumable Fuels           6.3
Food & Staples Retailing              5.2
Communications Equipment              5.0
Media                                 4.6
Health Care Equipment &
  Supplies                            4.3
Biotechnology                         4.0
Specialty Retail                      4.0
Energy Equipment & Services           3.7
Health Care Providers &
  Services                            3.7
Internet Software & Services          3.4
IT Services                           3.4
Semiconductors & Semiconductor
  Equipment                           3.0
Insurance                             2.8
Machinery                             2.4
Beverages                             2.2
Chemicals                             2.2
Capital Markets                       1.9
Metals & Mining                       1.7
Electronic Equipment,
  Instruments & Components            1.4
Hotels, Restaurants & Leisure         1.3
Multiline Retail                      1.3
Life Sciences Tools & Services        1.2
Diversified Financial Services        1.1
Electrical Equipment                  1.1
Household Products                    1.0
Internet & Catalog Retail             0.9
Air Freight & Logistics               0.8
Commercial Services & Supplies        0.8
Wireless Telecommunication
  Services                            0.8
Independent Power Producers &
  Energy Traders                      0.7
Real Estate Investment Trusts         0.7
Aerospace & Defense                   0.6
Construction & Engineering            0.6
Textiles, Apparel & Luxury
  Goods                               0.6
Automobiles                           0.5
Diversified Consumer Services         0.5
Food Products                         0.5
Pharmaceuticals                       0.5
Professional Services                 0.5
Gas Utilities                         0.4
Personal Products                     0.4
Containers & Packaging                0.3
Auto Components                       0.2
Construction Materials                0.2
Electric Utilities                    0.2
Thrifts & Mortgage Finance            0.2
Airlines                              0.1
Consumer Finance                      0.1
Diversified Telecommunication
  Services                            0.1
Health Care Technology                0.1
Household Durables                    0.1
Industrial Conglomerates              0.1
Multi-Utilities                       0.1
Office Electronics                    0.1
Road & Rail                           0.1
Trading Companies &
  Distributors                        0.1
Short Term Investments                6.1
Other Assets & Liabilities           (5.9)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
 SPDR Dow Jones Large Cap Value ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR Dow Jones Large Cap Value ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Large-Cap Value Total Stock Market Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Large Cap Value Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -27.33%, and the total return for the Index was -27.53%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Starting in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

Given the overall drastic decline in the equities market, even the large cap value stocks, the so-called safe havens, could not retain much of their existing value. The Fund lost approximately 27% of its value in the last one year owing to the global economic meltdown, the collapse of the major financial giants and a detracting trend in both domestic sales and imports. The deepening banking crisis, the massive toll in jobless claims and the bearish investor sentiments from the recessionary phase have also taken a heavy drag on the Fund.

Consumer Discretionary and Information Technology were the only two sectors that were able to post marginal positive performance to the Fund. Not surprisingly, the sector that was worst hit was the Financials, followed by Health Care. With a weight of little more than 20%, Financials posted a huge negative performance of approximately 12% to the Fund. To name a few, Bank of America Corp., Citigroup, Inc. and American International Group, Inc. were the worst underperformers in the Financials arena whereas General Electric Co. and Exxon Mobil Corp. were the poor performers in the Industrial and Energy sector respectively.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
             SPDR Dow Jones Large Cap Value ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/25/00, 9/29/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DOW JONES LARGE CAP VALUE ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.20%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DOW JONES                                 DOW JONES
                                                                     U.S.                                      U.S.
                                                                   LARGE-CAP                                 LARGE-CAP
                                                                     VALUE                                     VALUE
                                       NET ASSET      MARKET      TOTAL STOCK    NET ASSET      MARKET      TOTAL STOCK
                                         VALUE         VALUE     MARKET INDEX      VALUE         VALUE     MARKET INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -27.33%       -27.21%       -27.53%       -27.33%       -27.21%       -27.53%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -27.52%       -27.58%       -27.53%       -10.17%       -10.20%       -10.18%
 ----------------------------------------------------------------------------------------------------------------------
    FIVE YEARS (1)                      -11.32%       -11.30%       -10.87%        -2.37%        -2.37%        -2.27%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)              -6.39%        -6.34%         2.68%        -0.75%        -0.75%         0.30%
 ----------------------------------------------------------------------------------------------------------------------




 (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Large-Cap Value Total Stock Market Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.
 (2) For the period September 25, 2000 to June 30, 2009.

                                     [Logo]
       SPDR Dow Jones Large Cap Value ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DOW JONES LARGE CAP VALUE ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                    DOW
                                                JONES U.S.
                                SPDR DOW     LARGE-CAP VALUE
                              JONES LARGE      TOTAL STOCK
                               CAP VALUE       MARKET INDEX
                               ETF (A)(1)          (B)
                              -----------    ---------------
9/25/2000                        10000            10000
                                 10175            10180
                                 10519            10485
                                 10244            10158
12/31/2000                       10592            10613
                                 10512            10616
                                 10166            10297
3/31/2001                         9812             9938
                                 10244            10387
                                 10444            10589
6/30/2001                        10128            10305
                                 10231            10459
                                  9803            10071
9/30/2001                         9422             9440
                                  9314             9342
                                  9792             9853
12/31/2001                        9925            10041
                                  9674            10048
                                  9660            10190
3/31/2002                        10079            10602
                                  9502            10295
                                  9569            10350
6/30/2002                         8881             9705
                                  8293             8855
                                  8334             8874
9/30/2002                         7418             7940
                                  8096             8438
                                  8538             8948
12/31/2002                        8175             8563
                                  7975             8338
                                  7710             8146
3/31/2003                         7726             8120
                                  8451             8765
                                  8949             9441
6/30/2003                         9136             9550
                                  9144             9701
                                  9185             9917
9/30/2003                         9152             9793
                                  9525            10447
                                  9570            10576
12/31/2003                       10263            11179
                                 10473            11336
                                 10638            11544
3/31/2004                        10428            11400
                                 10265            11149
                                 10317            11283
6/30/2004                        10556            11520
                                 10449            11242
                                 10610            11348
9/30/2004                        10690            11485
                                 10833            11741
                                 11239            12255
12/31/2004                       11608            12694
                                 11346            12424
                                 11708            12846
3/31/2005                        11518            12655
                                 11419            12534
                                 11577            12835
6/30/2005                        11657            12858
                                 11900            13218
                                 11853            13097
9/30/2005                        12032            13208
                                 11786            12914
                                 12210            13381
12/31/2005                       12245            13420
                                 12556            13763
                                 12686            13909
3/31/2006                        12843            14086
                                 13152            14427
                                 12835            14081
6/30/2006                        12913            14169
                                 13220            14509
                                 13501            14822
9/30/2006                        13830            15187
                                 14265            15668
                                 14554            15991
12/31/2006                       14881            16354
                                 15058            16550
                                 14778            16244
3/31/2007                        15012            16505
                                 15646            17207
                                 16196            17817
6/30/2007                        15870            17458
                                 15214            16736
                                 15452            17002
9/30/2007                        15982            17590
                                 16015            17627
                                 15310            16851
12/31/2007                       15134            16655
                                 14509            15968
                                 13842            15231
3/31/2008                        13781            15167
                                 14367            15815
                                 14293            15734
6/30/2008                        12878            14167
                                 12945            14241
                                 13041            14348
9/30/2008                        12187            13397
                                 10228            11236
                                  9537            10471
12/31/2008                        9612            10555
                                  8551             9381
                                  7494             8214
3/31/2009                         8157             8941
                                  8810             9660
                                  9400            10310
6/30/2009                         9361            10268




 (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Large-Cap Value Total Stock Market Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                                     [Logo]
              SPDR Dow Jones Large Cap Value ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------

                                           EXXON MOBIL
  DESCRIPTION                              CORP.           JOHNSON & JOHNSON     PROCTER & GAMBLE CO.     AT&T, INC.
 -------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $7,510,711      3,418,110             3,258,698                3,201,901
 -------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        7.6%            3.4                   3.3                      3.2
 -------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------

                                           INTERNATIONAL BUSINESS
  DESCRIPTION                              MACHINES CORP.
 ----------------------------------------------------------------
    MARKET VALUE                           2,997,794
 ----------------------------------------------------------------
    % OF NET ASSETS                        3.0
 ----------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels          14.7%
Pharmaceuticals                      12.7
Diversified Telecommunication
  Services                            5.5
Diversified Financial Services        5.3
Insurance                             4.5
Commercial Banks                      4.4
Aerospace & Defense                   4.1
Electric Utilities                    4.1
Household Products                    3.9
Capital Markets                       3.7
Industrial Conglomerates              3.6
Computers & Peripherals               3.2
Tobacco                               3.0
Beverages                             2.8
Food Products                         2.8
Multi-Utilities                       2.7
Semiconductors & Semiconductor
  Equipment                           2.0
Hotels, Restaurants & Leisure         1.8
Chemicals                             1.7
Real Estate Investment Trusts         1.7
Road & Rail                           1.7
Media                                 1.0
Consumer Finance                      0.9
Air Freight & Logistics               0.8
Machinery                             0.7
Health Care Providers &
  Services                            0.6
Household Durables                    0.6
Food & Staples Retailing              0.5
Commercial Services & Supplies        0.4
Auto Components                       0.3
Containers & Packaging                0.3
Metals & Mining                       0.3
Paper & Forest Products               0.3
Wireless Telecommunication
  Services                            0.3
Gas Utilities                         0.2
Health Care Equipment &
  Supplies                            0.2
IT Services                           0.2
Leisure Equipment & Products          0.2
Multiline Retail                      0.2
Thrifts & Mortgage Finance            0.2
Airlines                              0.1
Automobiles                           0.1
Building Products                     0.1
Construction & Engineering            0.1
Distributors                          0.1
Diversified Consumer Services         0.1
Electrical Equipment                  0.1
Electronic Equipment,
  Instruments & Components            0.1
Personal Products                     0.1
Real Estate Management &
  Development                         0.1
Software                              0.1
Specialty Retail                      0.1
Textiles, Apparel & Luxury
  Goods                               0.1
Trading Companies &
  Distributors                        0.1
Water Utilities                       0.1
Energy Equipment & Services           0.0**
Short Term Investments                4.5
Other Assets & Liabilities           (4.1)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.
  ** Amount represents less than 0.05% of net assets.

                                     [Logo]
     SPDR Dow Jones Mid Cap ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR Dow Jones Mid Cap ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Mid-Cap Total Stock Market Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Mid Cap Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -27.89%, and the total return for the Index was -27.96%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

From a financial standpoint, the closing stanza of 2008 brought a devastating end to an already brutal year. Against a backdrop of sharply deteriorating economic data, poor earnings news, and ongoing asset impairment at large financial institutions, few investors could muster the moxie or the money to resist the sustained selling pressure. Bucking the downtrend, however, were the US Federal Reserve and the US Treasury, which fought valiantly to preserve financial stability by injecting capital into lending institutions, accepting troubled assets as collateral, and slashing interest rates to the floor. Even though major banks and auto companies seemed on the brink of disaster in late November 2008, helping to push the overall markets to its lows for the current decade, money market conditions continued to improve steadily and December brought a solid rally to the credit markets. US equities in turn were able to end their worst year since the 1930's on a mildly upbeat note.

Most US equity averages tagged their best levels of 2009 in early June, but lukewarm data on industrial production and a pullback in commodity prices brought loss of momentum and subsequent consolidation. Still, a fresh retreat in volatility measures to their lowest levels since the Lehman Brothers Holdings, Inc. collapse last September, as well as ample liquidity in the money markets, allowed most US benchmarks to eke out positive returns for June. As risk appetites recovered, mid-cap and smaller stocks tended to outperform during the second quarter, but not dramatically so. Indeed, mid caps retain a modest year-to-date advantage over the Dow Jones Large Cap, as measured by the Dow Jones Mid Cap.

The largest positive impact on the Fund during this period was O'Reilly Automotive, Inc. The stock was able to generate a return of 70% while adding +28 bps to the overall Fund return. The positive returns in part reflect the effects of increasing synergies relating to the acquisition of CSK Auto Corp. in the middle of 2008.

The largest negative impact during this period was Arch Coal, Inc. The stock return plummeted by close to 80% while dragging the overall Fund return by 63 bps. The company's stock price suffered most in the latter half of 2008 due to its inability to shield itself from the effects of the global recession and downward pressure of crude oil.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                 SPDR Dow Jones Mid Cap ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DOW JONES MID CAP ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DOW JONES                                 DOW JONES
                                                                 U.S. MID-CAP                              U.S. MID-CAP
                                       NET ASSET      MARKET      TOTAL STOCK    NET ASSET      MARKET      TOTAL STOCK
                                         VALUE         VALUE     MARKET INDEX      VALUE         VALUE     MARKET INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -27.89%       -27.96%       -27.96%       -27.89%       -27.96%       -27.96%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -22.74%       -22.60%       -22.72%        -8.24%        -8.19%        -8.23%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -15.85%       -15.87%       -15.74%        -4.63%        -4.63%        -4.56%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2009.

                                     [Logo]
           SPDR Dow Jones Mid Cap ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DOW JONES MID CAP ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                 DOW
                                             JONES U.S.
                               SPDR DOW    MID-CAP TOTAL
                              JONES MID     STOCK MARKET
                               CAP ETF       INDEX (B)
                                 (A)
                              ---------    -------------
11/8/2005                       10000          10000
                                10348          10348
12/31/05                        10438          10441
                                10977          10976
                                10962          10963
3/31/06                         11341          11346
                                11389          11397
                                10900          10907
6/30/06                         10893          10903
                                10543          10555
                                10777          10791
9/30/06                         10901          10918
                                11320          11341
                                11776          11802
12/31/06                        11824          11851
                                12247          12279
                                12311          12347
3/31/07                         12422          12460
                                12876          12920
                                13445          13495
6/30/07                         13192          13243
                                12595          12647
                                12577          12632
9/30/07                         12965          13024
                                13303          13368
                                12575          12637
12/31/07                        12485          12513
                                11861          11889
                                11606          11633
3/31/08                         11346          11373
                                12044          12074
                                12591          12624
6/30/08                         11671          11697
                                11538          11566
                                11730          11759
9/30/08                         10308          10326
                                 8107           8114
                                 7279           7277
12/31/08                         7649           7651
                                 7109           7107
                                 6408           6402
3/31/09                          6966           6968
                                 8133           8139
                                 8440           8447
6/30/09                          8415           8426

                                     [Logo]
                  SPDR Dow Jones Mid Cap ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ------------------------------------------------------------------------------------------------------------------------------

                                           CENTURYTEL,     SUNTRUST BANKS,     SEAGATE        HOST HOTELS &     OWENS-ILLINOIS,
  DESCRIPTION                              INC.            INC.                TECHNOLOGY     RESORTS, INC.     INC.
 ------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $300,522        250,073             166,994        164,880           153,831
 ------------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        1.0%            0.8                 0.5            0.5               0.5
 ------------------------------------------------------------------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels           6.5%
Real Estate Investment Trusts         6.2
Insurance                             5.4
Commercial Banks                      4.6
Specialty Retail                      3.6
Machinery                             3.5
Software                              3.3
Hotels, Restaurants & Leisure         3.2
Semiconductors & Semiconductor
  Equipment                           3.2
Capital Markets                       3.0
Chemicals                             3.0
Health Care Providers &
  Services                            2.8
Gas Utilities                         2.7
Household Durables                    2.6
Containers & Packaging                2.5
IT Services                           2.5
Health Care Equipment &
  Supplies                            2.2
Computers & Peripherals               2.0
Electronic Equipment,
  Instruments & Components            2.0
Energy Equipment & Services           2.0
Metals & Mining                       1.9
Commercial Services & Supplies        1.8
Electric Utilities                    1.8
Construction & Engineering            1.6
Diversified Telecommunication
  Services                            1.6
Biotechnology                         1.4
Media                                 1.4
Multi-Utilities                       1.4
Professional Services                 1.4
Diversified Consumer Services         1.3
Communications Equipment              1.2
Life Sciences Tools & Services        1.2
Food Products                         1.0
Pharmaceuticals                       1.0
Aerospace & Defense                   0.9
Auto Components                       0.9
Road & Rail                           0.9
Electrical Equipment                  0.8
Internet & Catalog Retail             0.8
Building Products                     0.7
Food & Staples Retailing              0.6
Independent Power Producers &
  Energy Traders                      0.6
Personal Products                     0.6
Health Care Technology                0.5
Industrial Conglomerates              0.5
Internet Software & Services          0.5
Multiline Retail                      0.5
Wireless Telecommunication
  Services                            0.5
Airlines                              0.4
Household Products                    0.4
Real Estate Management &
  Development                         0.4
Thrifts & Mortgage Finance            0.4
Diversified Financial Services        0.3
Paper & Forest Products               0.3
Trading Companies &
  Distributors                        0.3
Water Utilities                       0.3
Beverages                             0.2
Distributors                          0.2
Marine                                0.2
Air Freight & Logistics               0.1
Leisure Equipment & Products          0.1
Office Electronics                    0.1
Short Term Investments               29.6
Other Assets & Liabilities          (29.4)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
 SPDR Dow Jones Mid Cap Growth ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR Dow Jones Mid Cap Growth ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Mid-Cap Growth Total Stock Market Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Mid Cap Growth Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -27.51%, and the total return for the Index was -27.58%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Starting in 2009,leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

Mid cap stocks tended to retain a modest advantage over the large cap stocks throughout the course of the year, but not dramatically so. The Fund lost approximately 27% of its value in the last twelve months owing to the energy stocks taking a beating due to dwindling oil prices, bleak earnings in the manufacturing firms and significant volatility in overall market prices due to the economically tough environment.

The only sector that was able to contribute positive returns to the Fund was the Consumer Discretionary sector. Las Vegas Sands Corp., O'Reilly Automotive Inc., and Expedia, Inc. helped most in creating the positive momentum within this sector. On the other end of the spectrum, Energy and Industrials were among the worst underperformers with their individual contributions coming up to negative 9% and 6% approximately. Massey Energy Co., Bucyrus International, Inc. and Walter Energy, Inc. were amongst the hardest hit securities with each losing almost 80% of their share value and contributing more than negative 60 basis points to the Fund.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
             SPDR Dow Jones Mid Cap Growth ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DOW JONES MID CAP GROWTH ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DOW JONES                                 DOW JONES
                                                                     U.S.                                      U.S.
                                                                    MID-CAP                                   MID-CAP
                                                                    GROWTH                                    GROWTH
                                       NET ASSET      MARKET      TOTAL STOCK    NET ASSET      MARKET      TOTAL STOCK
                                         VALUE         VALUE     MARKET INDEX      VALUE         VALUE     MARKET INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -27.51%       -27.51%       -27.58%       -27.51%       -27.51%       -27.58%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -17.47%       -17.23%       -17.32%        -6.20%        -6.11%        -6.14%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -10.78%       -10.78%       -10.49%        -3.08%        -3.08%        -2.98%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2009.

                                     [Logo]
       SPDR Dow Jones Mid Cap Growth ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DOW JONES MID CAP GROWTH ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                  DOW
                                              JONES U.S.
                               SPDR DOW     MID-CAP GROWTH
                               JONES MID      TOTAL STOCK
                              CAP GROWTH     MARKET INDEX
                                ETF (A)           (B)
                              ----------    --------------
11/8/2005                        10000           10000
                                 10327           10329
12/31/05                         10439           10444
                                 11007           11002
                                 10942           10943
3/31/06                          11426           11433
                                 11469           11481
                                 10834           10847
6/30/06                          10810           10827
                                 10326           10343
                                 10549           10570
9/30/06                          10706           10729
                                 11049           11076
                                 11572           11604
12/31/06                         11620           11653
                                 12062           12099
                                 12088           12129
3/31/07                          12203           12247
                                 12697           12746
                                 13340           13398
6/30/07                          13211           13271
                                 12786           12847
                                 12813           12877
9/30/07                          13336           13409
                                 13829           13911
                                 13015           13088
12/31/07                         12901           12965
                                 12126           12187
                                 11947           12005
3/31/08                          11625           11682
                                 12395           12457
                                 13059           13123
6/30/08                          12306           12362
                                 11974           12032
                                 12098           12156
9/30/08                          10333           10374
                                  7988            8015
                                  7144            7165
12/31/08                          7540            7564
                                  7249            7269
                                  6696            6713
3/31/09                           7320            7341
                                  8556            8584
                                  8947            8977
6/30/09                           8922            8951

                                     [Logo]
              SPDR Dow Jones Mid Cap Growth ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 -----------------------------------------------------------------------------------------------------------------------

                                           MICRON
  DESCRIPTION                              TECHNOLOGY, INC.     TEREDATA CORP.     BORGWARNER, INC.     JOY GLOBAL, INC.
 -----------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $377,390             359,159            353,623              324,230
 -----------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        0.9%                 0.8                0.8                  0.8
 -----------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------

                                           ROBERT
                                           HALF
                                           INTERNA-
                                           TIONAL,
  DESCRIPTION                              INC.
 ----------------------------------------------------
    MARKET VALUE                           320,240
 ----------------------------------------------------
    % OF NET ASSETS                        0.7
 ----------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Semiconductors & Semiconductor
  Equipment                           6.4%
Oil, Gas & Consumable Fuels           6.1
Software                              5.2
Specialty Retail                      5.1
Machinery                             4.6
Hotels, Restaurants & Leisure         4.3
IT Services                           4.1
Health Care Providers &
  Services                            4.0
Capital Markets                       3.5
Metals & Mining                       3.3
Energy Equipment & Services           3.2
Electronic Equipment,
  Instruments & Components            3.0
Health Care Equipment &
  Supplies                            3.0
Professional Services                 2.8
Biotechnology                         2.7
Chemicals                             2.3
Communications Equipment              2.3
Computers & Peripherals               2.2
Commercial Services & Supplies        2.1
Diversified Consumer Services         2.0
Life Sciences Tools & Services        2.0
Construction & Engineering            1.8
Auto Components                       1.7
Internet & Catalog Retail             1.7
Media                                 1.6
Pharmaceuticals                       1.5
Containers & Packaging                1.2
Independent Power Producers &
  Energy Traders                      1.2
Road & Rail                           1.1
Wireless Telecommunication
  Services                            1.0
Internet Software & Services          1.0
Diversified Telecommunication
  Services                            0.9
Health Care Technology                0.9
Real Estate Investment Trusts         0.9
Aerospace & Defense                   0.8
Household Products                    0.7
Multiline Retail                      0.7
Personal Products                     0.7
Gas Utilities                         0.6
Airlines                              0.5
Distributors                          0.5
Diversified Financial Services        0.5
Electric Utilities                    0.5
Food & Staples Retailing              0.5
Insurance                             0.5
Electrical Equipment                  0.4
Food Products                         0.4
Household Durables                    0.4
Marine                                0.4
Office Electronics                    0.3
Trading Companies &
  Distributors                        0.3
Air Freight & Logistics               0.2
Thrifts & Mortgage Finance            0.2
Industrial Conglomerates              0.1
Short Term Investments               29.1
Other Assets & Liabilities          (29.0)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
  SPDR Dow Jones Mid Cap Value ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


  The SPDR Dow Jones Mid Cap Value ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Mid-Cap Value Total Stock Market Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Mid Cap Value Index.

  For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -27.27%, and the total return for the Index was -27.36%. The Fund and Index returns reflect the reinvestment of dividends and other income.

  The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

  After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Starting in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

  For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far
  East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

  Mid cap stocks are usually considered to provide relative stability compared to their small cap peers and at the same time, they enjoy the speculation for large upside potential. However, given the brutally challenging economic conditions, the Fund witnessed an erosion of almost 27% in its value in the last one year. A shift in investor sentiments leaning more towards growth stocks and moving away from value stocks, the exacerbated woes of financial firms and the depressing real estate environment were some of the few factors that led to the negative performance in the Fund.

  Approximately half of the underperformance in the Fund comes from the Financials sector. While recovery hopes from the credit crunch and mortgage crisis have brightened, it has been difficult for financial firms to bump the pace of appreciation. With a heavy weight of more than 30%, this sector posted a negative performance of approximately 12% to the Fund. Marshall & Ilsley Corp., Zions Bancorp and Developers Diversified Realty Corp. were the top few detractors. The sectors that were able to provide marginal positive contribution to the Fund include Consumer Discretionary and Industrials. On the security level, Seagate Technology, Owens-Illinois Inc. and Host Hotels & Resorts Inc. were among the top few positive contributors to the Fund.

  The Fund is tracking its benchmark within expected tolerances.

  The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
              SPDR Dow Jones Mid Cap Value ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DOW JONES MID CAP VALUE ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DOW JONES                                 DOW JONES
                                                                 U.S. MID-CAP                              U.S. MID-CAP
                                                                     VALUE                                     VALUE
                                       NET ASSET      MARKET      TOTAL STOCK    NET ASSET      MARKET      TOTAL STOCK
                                         VALUE         VALUE     MARKET INDEX      VALUE         VALUE     MARKET INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -27.27%       -27.33%       -27.36%       -27.27%       -27.33%       -27.36%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -28.78%       -28.68%       -28.60%       -10.70%       -10.66%       -10.62%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -21.83%       -21.86%       -21.54%        -6.54%        -6.55%        -6.44%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2009.

                                     [Logo]
        SPDR Dow Jones Mid Cap Value ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DOW JONES MID CAP VALUE ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                 DOW
                                             JONES U.S.
                               SPDR DOW    MID-CAP VALUE
                              JONES MID     TOTAL STOCK
                              CAP VALUE     MARKET INDEX
                               ETF (A)          (B)
                              ---------    -------------
11/8/2005                       10000          10000
                                10368          10366
12/31/05                        10439          10439
                                10947          10951
                                10976          10981
3/31/06                         11241          11249
                                11295          11304
                                10963          10973
6/30/06                         10976          10987
                                10779          10791
                                11022          11038
9/30/06                         11114          11132
                                11613          11636
                                11999          12027
12/31/06                        12048          12078
                                12452          12541
                                12554          12572
3/31/07                         12660          12694
                                13065          13115
                                13540          13595
6/30/07                         13136          13191
                                12332          12384
                                12258          12314
9/30/07                         12473          12533
                                12597          12659
                                11989          12049
12/31/07                        11865          11924
                                11445          11503
                                11091          11148
3/31/08                         10911          10968
                                11509          11571
                                11893          11960
6/30/08                         10748          10801
                                10892          10946
                                11178          11237
9/30/08                         10259          10303
                                 8228           8256
                                 7414           7439
12/31/08                         7755           7785
                                 6919           6941
                                 6044           6058
3/31/09                          6531           6553
                                 7615           7646
                                 7838           7871
6/30/09                          7817           7846

                                     [Logo]
               SPDR Dow Jones Mid Cap Value ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------

                                           SUNTRUST BANKS,     SEAGATE        HOST HOTELS &
  DESCRIPTION                              INC.                TECHNOLOGY     RESORTS, INC.     OWENS-ILLINOIS, INC.
 -------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $147,244            98,471         97,232            90,696
 -------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        1.7%                1.1            1.1               1.0
 -------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------

                                           REGIONS FINANCIAL
  DESCRIPTION                              CORP.
 -----------------------------------------------------------
    MARKET VALUE                           85,939
 -----------------------------------------------------------
    % OF NET ASSETS                        1.0
 -----------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Real Estate Investment Trusts        12.0%
Insurance                            10.7
Commercial Banks                      9.4
Oil, Gas & Consumable Fuels           6.9
Household Durables                    5.1
Gas Utilities                         4.8
Containers & Packaging                3.9
Chemicals                             3.7
Electric Utilities                    3.3
Multi-Utilities                       2.8
Capital Markets                       2.4
Machinery                             2.3
Specialty Retail                      2.2
Hotels, Restaurants & Leisure         2.0
Computers & Peripherals               1.8
Food Products                         1.7
Commercial Services & Supplies        1.5
Health Care Providers &
  Services                            1.5
Building Products                     1.4
Construction & Engineering            1.4
Health Care Equipment &
  Supplies                            1.3
Software                              1.3
Diversified Telecommunication
  Services                            1.2
Electrical Equipment                  1.2
Media                                 1.2
Aerospace & Defense                   1.1
Electronic Equipment,
  Instruments & Components            1.0
Industrial Conglomerates              0.9
IT Services                           0.9
Real Estate Management &
  Development                         0.9
Road & Rail                           0.9
Energy Equipment & Services           0.8
Food & Staples Retailing              0.6
Paper & Forest Products               0.6
Thrifts & Mortgage Finance            0.6
Diversified Consumer Services         0.5
Personal Products                     0.5
Pharmaceuticals                       0.5
Water Utilities                       0.5
Airlines                              0.4
Beverages                             0.4
Metals & Mining                       0.4
Multiline Retail                      0.4
Life Sciences Tools & Services        0.3
Leisure Equipment & Products          0.2
Trading Companies &
  Distributors                        0.2
Short Term Investment                30.0
Other Assets & Liabilities          (29.6)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
    SPDR Dow Jones Small Cap ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR Dow Jones Small Cap ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Small-Cap Total Stock Market Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Small Cap Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -23.98%, and the total return for the Index was -23.99%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Despite the strong second quarter, the year was one that will be remembered for a long time, as the Fund fell 23.98% during the twelve month period. In the second half of 2008 the Fund lost over 31% of its value, as markets across the globe plummeted in response to the global credit crisis, the failure of Lehman Brothers Holdings, Inc., a deep recession in many of the largest economies and fears of banking failures. The Fund moved in line with its benchmark during the crisis. The second quarter of 2009 brought some renewed optimism as leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities. For the Fund, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains and the Fund bounced back by 26.04% in the second quarter of 2009. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient.

Despite the rebound in the first half of 2009, nine out of ten sectors in the Fund remained in the negative territory over the last twelve months. Information Technology was the only sector that had moderately positive returns over the twelve month period. Financials, Energy and Industrials sectors were the heaviest detractors from the Fund's absolute performance.

On an individual security basis, XL Capital Ltd.(Class A), Fifth Third Bankcorp, and Genworth Financial, Inc (Class A). were the heaviest positive contributors to the Fund's absolute performance. The St. Joe Co., Alexandria Real Estate Equities, Inc., and Energy Conversion Devices Inc., were the heaviest detractors from the Fund's performance.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                SPDR Dow Jones Small Cap ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARE. THE TOTAL EXPENSE RATIO FOR SPDR DOW JONES SMALL CAP ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DOW JONES                                 DOW JONES
                                                                  U.S. SMALL-                               U.S. SMALL-
                                                                      CAP                                       CAP
                                       NET ASSET      MARKET      TOTAL STOCK    NET ASSET      MARKET      TOTAL STOCK
                                         VALUE         VALUE     MARKET INDEX      VALUE         VALUE     MARKET INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -23.98%       -24.09%       -23.99%       -23.98%       -24.09%       -23.99%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -23.99%       -23.73%       -23.82%        -8.74%        -8.64%        -8.67%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -15.25%       -15.30%       -14.86%        -4.44%        -4.46%        -4.29%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2009.

                                     [Logo]
          SPDR Dow Jones Small Cap ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DOW JONES SMALL CAP ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                    DOW
                                                JONES U.S.
                                SPDR DOW     SMALL-CAP TOTAL
                              JONES SMALL      STOCK MARKET
                                CAP ETF         INDEX (B)
                                  (A)
                              -----------    ---------------
11/8/2005                        10000            10000
                                 10353            10356
12/31/05                         10359            10366
                                 11169            11183
                                 11145            11160
3/31/06                          11656            11676
                                 11688            11710
                                 11114            11136
6/30/06                          11151            11177
                                 10798            10827
                                 11053            11086
9/30/06                          11124            11159
                                 11706            11748
                                 12080            12127
12/31/06                         12079            12127
                                 12383            12438
                                 12383            12440
3/31/07                          12530            12590
                                 12859            12926
                                 13433            13507
6/30/07                          13238            13310
                                 12492            12561
                                 12655            12727
9/30/07                          12920            12996
                                 13237            13317
                                 12362            12437
12/31/07                         12285            12359
                                 11540            11610
                                 11227            11293
3/31/08                          11102            11166
                                 11648            11712
                                 12167            12232
6/30/08                          11152            11202
                                 11279            11330
                                 11649            11704
9/30/08                          10501            10537
                                  8264             8284
                                  7294             7305
12/31/08                          7682             7692
                                  6974             6979
                                  6164             6165
3/31/09                           6726             6736
                                  8043             8073
                                  8403             8437
6/30/09                           8475             8514

                                     [Logo]
                 SPDR Dow Jones Small Cap ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 --------------------------------------------------------------------------------------------------------------------

                                                                                     BROCADE            GENWORTH
                                                                   XL CAPITAL,       COMMUNICATIONS     FINANCIAL,
  DESCRIPTION                              FIFTH THIRD BANCORP     LTD.(CLASS A)     SYSTEMS, INC.      INC.(CLASS A)
 --------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $88,949                 83,658            64,922             64,846
 --------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        0.4%                    0.4               0.3                0.3
 --------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------

  DESCRIPTION                              DENDREON CORP.
 ------------------------------------------------------------
    MARKET VALUE                           61,529
 ------------------------------------------------------------
    % OF NET ASSETS                        0.3
 ------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Real Estate Investment Trusts         6.4%
Commercial Banks                      6.1
Oil, Gas & Consumable Fuels           5.4
Insurance                             4.3
Software                              3.8
Communications Equipment              3.7
Machinery                             3.6
Semiconductors & Semiconductor
  Equipment                           3.6
Specialty Retail                      3.6
Health Care Providers &
  Services                            3.4
Hotels, Restaurants & Leisure         3.0
Biotechnology                         2.9
Health Care Equipment &
  Supplies                            2.6
Energy Equipment & Services           2.3
Chemicals                             2.2
Capital Markets                       2.0
Commercial Services & Supplies        1.9
Electronic Equipment,
  Instruments & Components            1.9
Electrical Equipment                  1.8
IT Services                           1.8
Internet Software & Services          1.7
Metals & Mining                       1.6
Textiles, Apparel & Luxury
  Goods                               1.6
Aerospace & Defense                   1.5
Household Durables                    1.5
Food Products                         1.4
Media                                 1.3
Thrifts & Mortgage Finance            1.3
Diversified Consumer Services         1.2
Electric Utilities                    1.2
Gas Utilities                         1.2
Pharmaceuticals                       1.2
Computers & Peripherals               1.0
Professional Services                 1.0
Road & Rail                           1.0
Food & Staples Retailing              0.9
Life Sciences Tools & Services        0.9
Building Products                     0.8
Trading Companies &
  Distributors                        0.8
Construction & Engineering            0.7
Containers & Packaging                0.7
Diversified Financial Services        0.7
Diversified Telecommunication
  Services                            0.7
Personal Products                     0.7
Airlines                              0.6
Auto Components                       0.5
Health Care Technology                0.5
Real Estate Management &
  Development                         0.5
Consumer Finance                      0.4
Leisure Equipment & Products          0.4
Marine                                0.4
Multi-Utilities                       0.4
Multiline Retail                      0.4
Air Freight & Logistics               0.3
Industrial Conglomerates              0.3
Internet & Catalog Retail             0.3
Paper & Forest Products               0.3
Wireless Telecommunication
  Services                            0.3
Construction Materials                0.2
Distributors                          0.2
Tobacco                               0.2
Water Utilities                       0.2
Automobiles                           0.1
Beverages                             0.1
Household Products                    0.1
Independent Power Producers &
  Energy Traders                      0.1
Office Electronics                    0.1
Transportation Infrastructure         0.0**
Short Term Investments               29.6
Other Assets & Liabilities          (29.4)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.
  ** Amount represents less than 0.05% of net assets.

                                     [Logo]
SPDR Dow Jones Small Cap Growth ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR Dow Jones Small Cap Growth ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Small-Cap Growth Total Stock Market Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Small Cap Growth Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -25.21%, and the total return for the Index was -25.28%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Starting in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

Given the downshift in the equity momentum last year, almost all types of size and style funds have had a rough time in attaining annual positive returns. The Fund observed a deteriorating spectacle of double-digit negative returns in the second half of last year, a cumulative of approximately 36%. While the performance of the Fund was still negative in the first quarter of this year, one witnessed a sweeping double-digit recovery of approximately 28% for the second quarter. Unfortunately, this last quarter victory was not enough to recover the poor performance of the previous quarters. Small cap growth stocks are usually considered for investors inclined to take on a comparatively higher risk strategy. With a loss in the risk appetite from investors and a drastic reduction in direct spending from both individual consumers and institutions, the Fund lost approximately 25% of its value during the course of the year.

Consumer Staples, Materials and Utilities were the only sectors that were able to contribute marginal positive performance to the Fund. Energy, Industrials and Financials were amongst the worst offenders. On an underlying constituent level, the top three contributors were CB Richard Ellis Group, Inc., Wyndham Worldwide Corp. and AK Steel Holding Corp. whereas the top three detractors were Energy Conversion Devices, Petrohawk Energy Corp. and Penn Virginia Corporation.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
            SPDR Dow Jones Small Cap Growth ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/25/00, 9/29/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARE. THE TOTAL EXPENSE RATIO FOR SPDR DOW JONES SMALL CAP GROWTH ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DOW JONES                                 DOW JONES
                                                                  U.S. SMALL-                               U.S. SMALL-
                                                                  CAP GROWTH                                CAP GROWTH
                                       NET ASSET      MARKET      TOTAL STOCK    NET ASSET      MARKET      TOTAL STOCK
                                         VALUE         VALUE     MARKET INDEX      VALUE         VALUE     MARKET INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -25.21%       -25.27%       -25.28%       -25.21%       -25.27%       -25.28%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -20.38%       -19.93%       -20.25%        -7.31%        -7.14%        -7.27%
 ----------------------------------------------------------------------------------------------------------------------
    FIVE YEARS (1)                       -0.06%         0.05%         2.62%        -0.01%         0.01%         0.52%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)             -29.98%       -29.97%       -14.03%        -3.99%        -3.98%        -1.71%
 ----------------------------------------------------------------------------------------------------------------------




 (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Small-Cap Growth Total Stock Market Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.
 (2) For the period September 25, 2000 to June 30, 2009.

                                     [Logo]
      SPDR Dow Jones Small Cap Growth ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DOW JONES SMALL CAP GROWTH ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                    DOW
                                                JONES U.S.
                                SPDR DOW     SMALL-CAP GROWTH
                              JONES SMALL       TOTAL STOCK
                               CAP GROWTH      MARKET INDEX
                               ETF (A)(1)           (B)
                              -----------    ----------------
9/25/00                          10000             10000
                                  9988              9993
                                  9321              9132
                                  7568              7350
12/31/00                          8019              7812
                                  8629              8417
                                  7391              7157
3/31/01                           6585              6388
                                  7499              7326
                                  7691              7564
6/30/01                           7893              7733
                                  7235              7148
                                  6709              6667
9/30/01                           5499              5480
                                  6114              6108
                                  6809              6724
12/31/01                          7307              7185
                                  6997              6944
                                  6308              6480
3/31/02                           6824              7016
                                  6427              6807
                                  5971              6437
6/30/02                           5396              5910
                                  4599              5111
                                  4536              5157
9/30/02                           4090              4749
                                  4368              5016
                                  4884              5531
12/31/02                          4462              5134
                                  4397              4995
                                  4284              4852
3/31/03                           4338              4932
                                  4744              5449
                                  5253              6087
6/30/03                           5341              6266
                                  5665              6652
                                  5973              7035
9/30/03                           5865              6866
                                  6392              7487
                                  6595              7704
12/31/03                          6606              7754
                                  6845              8098
                                  6917              8166
3/31/04                           6944              8250
                                  6703              7966
                                  6810              8116
6/30/04                           7007              8377
                                  6583              7802
                                  6506              7673
9/30/04                           6735              8081
                                  6884              8295
                                  7308              8911
12/31/04                          7607              9230
                                  7401              8925
                                  7576              9123
3/31/05                           7393              8899
                                  7086              8450
                                  7478              9027
6/30/05                           7646              9318
                                  8106              9861
                                  8013              9755
9/30/05                           8054              9878
                                  7802              9545
                                  8229             10070
12/31/05                          8271             10124
                                  8952             10962
                                  8927             10931
3/31/06                           9415             11535
                                  9431             11560
                                  8824             10819
6/30/06                           8793             10780
                                  8390             10289
                                  8584             10532
9/30/06                           8643             10609
                                  9140             11224
                                  9421             11573
12/31/06                          9376             11519
                                  9651             11860
                                  9664             11877
3/31/07                           9808             12058
                                 10105             12428
                                 10598             13038
6/30/07                          10518             12942
                                 10037             12353
                                 10169             12519
9/30/07                          10479             12903
                                 10861             13372
                                 10102             12440
12/31/07                         10115             12447
                                  9263             11398
                                  9048             11129
3/31/08                           8903             10951
                                  9413             11576
                                  9941             12221
6/30/08                           9361             11503
                                  9324             11455
                                  9572             11760
9/30/08                           8338             10238
                                  6436              7899
                                  5632              6903
12/31/08                          5969              7308
                                  5550              6792
                                  4988              6097
3/31/09                           5444              6660
                                  6506              7979
                                  6832              8382
6/30/09                           7002              8597




 (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Small-Cap Growth Total Stock Market Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                                     [Logo]
             SPDR Dow Jones Small Cap Growth ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ---------------------------------------------------------------------------------------------------------------------

                                           BROCADE
                                           COMMUNICATIONS                                             CHIPOTLE MEXICAN
  DESCRIPTION                              SYSTEMS, INC.      EQUINIX, INC.     F5 NETWORKS, INC.     GRILL, INC.
 ---------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $522,173           478,993           470,493               445,440
 ---------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        0.6%               0.5               0.5                   0.5
 ---------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------


                                           OCEANEERING
  DESCRIPTION                              INTERNATIONAL, INC.
 -----------------------------------------------------------------
    MARKET VALUE                           434,282
 -----------------------------------------------------------------
    % OF NET ASSETS                        0.5
 -----------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Semiconductors & Semiconductor
  Equipment                           6.6%
Communications Equipment              6.3
Software                              6.1
Biotechnology                         4.9
Oil, Gas & Consumable Fuels           4.7
Health Care Providers &
  Services                            4.5
Specialty Retail                      4.0
Health Care Equipment &
  Supplies                            3.9
Energy Equipment & Services           3.8
Hotels, Restaurants & Leisure         3.7
Machinery                             3.7
Internet Software & Services          3.6
IT Services                           2.5
Electronic Equipment,
  Instruments & Components            2.3
Aerospace & Defense                   2.2
Pharmaceuticals                       2.2
Commercial Services & Supplies        2.0
Diversified Consumer Services         1.9
Professional Services                 1.9
Capital Markets                       1.7
Textiles, Apparel & Luxury
  Goods                               1.7
Electrical Equipment                  1.6
Media                                 1.6
Metals & Mining                       1.4
Real Estate Investment Trusts         1.3
Computers & Peripherals               1.2
Chemicals                             1.1
Diversified Telecommunication
  Services                            1.1
Life Sciences Tools & Services        1.1
Personal Products                     1.1
Road & Rail                           1.1
Health Care Technology                1.0
Commercial Banks                      0.9
Insurance                             0.9
Diversified Financial Services        0.8
Food Products                         0.8
Airlines                              0.7
Construction & Engineering            0.6
Food & Staples Retailing              0.6
Trading Companies &
  Distributors                        0.6
Air Freight & Logistics               0.5
Consumer Finance                      0.5
Household Durables                    0.5
Internet & Catalog Retail             0.5
Thrifts & Mortgage Finance            0.5
Auto Components                       0.4
Distributors                          0.4
Marine                                0.4
Real Estate Management &
  Development                         0.4
Wireless Telecommunication
  Services                            0.4
Building Products                     0.3
Office Electronics                    0.3
Construction Materials                0.2
Leisure Equipment & Products          0.2
Multiline Retail                      0.2
Automobiles                           0.1
Beverages                             0.1
Gas Utilities                         0.1
Independent Power Producers &
  Energy Traders                      0.1
Industrial Conglomerates              0.1
Containers & Packaging                0.0**
Short Term Investments               29.4
Other Assets & Liabilities          (29.3)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.
  ** Amount represents less than 0.05% of net assets.

                                     [Logo]
 SPDR Dow Jones Small Cap Value ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR Dow Jones Small Cap Value ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Small-Cap Value Total Stock Market Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Small Cap Value Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -22.20%, and the total return for the Index was -22.45%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc., under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Despite a renewed collapse in vulnerable financial shares, news that US Treasury Secretary Henry Paulson was assembling a $700 billion Troubled Asset Relief Program (TARP) brought a fleeting sense of hope late in the month. While developed countries around the world continue to be mired in deep recession, hurt by excess capacity and painful job losses, the ongoing application of aggressive stimulus measures throughout the past year have worked effectively to thwart deflationary tendencies. Leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

The final quarter of the year brought some renewed optimism as the fund rose over 23%. Despite the strong showing, the year was one that will be remembered for a long time, as the fund fell over 22% during the year. The final quarter of 2008 proved to be particularly difficult when the fund lost more than 25% of its value.

The Fund suffered weak returns along with other US equities over the past year. While 7 of 10 sectors offered double digit negative returns, the largest detractions stemmed from Financials. The impact of Financials came as a double-blow, as not only were the returns deep in the red, but the weight of Financials has been about 36% for the Fund over the past 12 months. The largest stock-level detractions stemmed from Alexandria Real Estate Equities, Inc. (-61%) and The St. Joe Co. (-23%). Also hurting performance were Industrial and Energy stocks which had steep declines. Health Care names helped to reduce some of the losses, as this sector was slightly positive for the year. Dendreon Corp., a biotech company focused on cancer treatment options, had the most positive impact on performance, returning 462% this year as a result of positive news. Over the course of the past 12 months the return spread between large cap and small cap stocks and between growth and value indices was minimal.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
             SPDR Dow Jones Small Cap Value ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/25/00, 9/29/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARE. THE TOTAL EXPENSE RATIO FOR SPDR DOW JONES SMALL CAP VALUE ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2009



 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DOW JONES                                 DOW JONES
                                                                  U.S. SMALL-                               U.S. SMALL-
                                                                   CAP VALUE                                 CAP VALUE
                                       NET ASSET      MARKET      TOTAL STOCK    NET ASSET      MARKET      TOTAL STOCK
                                         VALUE         VALUE     MARKET INDEX      VALUE         VALUE     MARKET INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -22.20%       -22.25%       -22.45%       -22.20%       -22.25%       -22.45%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -27.21%       -27.06%       -27.33%       -10.05%        -9.98%       -10.10%
 ----------------------------------------------------------------------------------------------------------------------
    FIVE YEARS (1)                       -6.58%        -6.41%        -6.75%        -1.35%        -1.32%        -1.39%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)              78.99%        79.02%        61.67%         6.87%         6.87%         5.63%
 ----------------------------------------------------------------------------------------------------------------------




 (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Small-Cap Value Total Stock Market Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.
 (2) For the period September 25, 2000 to June 30, 2009.

                                     [Logo]
       SPDR Dow Jones Small Cap Value ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DOW JONES SMALL CAP VALUE ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                    DOW
                                                JONES U.S.
                                SPDR DOW     SMALL-CAP VALUE
                              JONES SMALL      TOTAL STOCK
                               CAP VALUE       MARKET INDEX
                               ETF (A)(1)          (B)
                              -----------    ---------------
9/25/00                          10000            10000
                                 10195            10154
                                 10249            10065
                                 10234             9699
12/31/00                         11575            10714
                                 11599            10990
                                 11740            10890
3/31/01                          11449            10569
                                 11964            11122
                                 12426            11480
6/30/01                          12669            11766
                                 12790            11637
                                 12735            11548
9/30/01                          11504            10324
                                 11667            10664
                                 12418            11431
12/31/01                         13002            12077
                                 13228            12127
                                 13527            12178
3/31/02                          14476            13097
                                 14872            13374
                                 14597            12965
6/30/02                          14130            12517
                                 12871            11090
                                 13076            11175
9/30/02                          12165            10464
                                 12237            10576
                                 12781            11356
12/31/02                         12648            11026
                                 12261            10733
                                 11896            10455
3/31/03                          11928            10520
                                 13169            11569
                                 14421            12624
6/30/03                          14634            12839
                                 15172            13455
                                 15640            13971
9/30/03                          15391            13866
                                 16569            14944
                                 17289            15560
12/31/03                         18075            16192
                                 18646            16728
                                 19189            17001
3/31/04                          19358            17191
                                 18068            16234
                                 18406            16538
6/30/04                          19159            17336
                                 18145            16521
                                 18343            16634
9/30/04                          18982            17152
                                 19319            17448
                                 20776            18831
12/31/04                         21320            19367
                                 20253            18577
                                 20618            18951
3/31/05                          20255            18549
                                 19203            17690
                                 20364            18644
6/30/05                          21077            19353
                                 22447            20565
                                 22263            20185
9/30/05                          22305            20222
                                 21674            19576
                                 22645            20459
12/31/05                         22575            20394
                                 24257            21921
                                 24220            21892
3/31/06                          25128            22721
                                 25213            22804
                                 24345            22021
6/30/06                          24588            22247
                                 24136            21845
                                 24715            22374
9/30/06                          24860            22508
                                 26039            23585
                                 26898            24371
12/31/06                         27012            24480
                                 27591            25015
                                 27557            24989
3/31/07                          27800            25206
                                 28421            25778
                                 29575            26832
6/30/07                          28924            26242
                                 26970            24468
                                 27312            24784
9/30/07                          27617            25064
                                 27954            25377
                                 26212            23793
12/31/07                         25872            23469
                                 24988            22666
                                 24208            21957
3/31/08                          24062            21827
                                 25044            22713
                                 25864            23458
6/30/08                          23005            20847
                                 23672            21452
                                 24616            22308
9/30/08                          22997            20802
                                 18433            16650
                                 16416            14804
12/31/08                         17184            15505
                                 15251            13750
                                 13269            11956
3/31/09                          14485            13068
                                 17352            15668
                                 18037            16285
6/30/09                          17899            16167




 (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Small-Cap Value Total Stock Market Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                                     [Logo]
              SPDR Dow Jones Small Cap Value ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ------------------------------------------------------------------------------------------------------------------------------

                                                                    XL CAPITAL, LTD.     GENWORTH FINANCIAL,
  DESCRIPTION                              FIFTH THIRD BANCORP.     (CLASS A)            INC. (CLASS A)          DENDREON CORP.
 ------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $565,046                 543,353              418,757                 392,530
 ------------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        0.8%                     0.8                  0.6                     0.6
 ------------------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------

                                           FIRST HORIZON
  DESCRIPTION                              NATIONAL CORP.
 ------------------------------------------------------------
    MARKET VALUE                           356,226
 ------------------------------------------------------------
    % OF NET ASSETS                        0.5
 ------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Real Estate Investment Trusts        12.1%
Commercial Banks                     11.9
Insurance                             7.9
Oil, Gas & Consumable Fuels           6.1
Machinery                             3.5
Chemicals                             3.4
Specialty Retail                      3.2
Household Durables                    2.6
Electric Utilities                    2.5
Gas Utilities                         2.4
Capital Markets                       2.2
Health Care Providers &
  Services                            2.2
Hotels, Restaurants & Leisure         2.2
Thrifts & Mortgage Finance            2.1
Electrical Equipment                  2.0
Food Products                         2.0
Commercial Services & Supplies        1.9
Metals & Mining                       1.8
Electronic Equipment,
  Instruments & Components            1.5
Textiles, Apparel & Luxury
  Goods                               1.5
Containers & Packaging                1.4
Building Products                     1.3
Food & Staples Retailing              1.3
Health Care Equipment &
  Supplies                            1.1
Media                                 1.1
IT Services                           1.0
Software                              1.0
Communications Equipment              0.9
Trading Companies &
  Distributors                        0.9
Aerospace & Defense                   0.8
Biotechnology                         0.8
Multi-Utilities                       0.8
Road & Rail                           0.8
Auto Components                       0.7
Construction & Engineering            0.7
Energy Equipment & Services           0.7
Life Sciences Tools & Services        0.7
Computers & Peripherals               0.6
Diversified Consumer Services         0.6
Diversified Financial Services        0.6
Leisure Equipment & Products          0.6
Multiline Retail                      0.6
Paper & Forest Products               0.6
Industrial Conglomerates              0.5
Real Estate Management &
  Development                         0.5
Airlines                              0.4
Diversified Telecommunication
  Services                            0.4
Marine                                0.4
Semiconductors & Semiconductor
  Equipment                           0.4
Tobacco                               0.4
Water Utilities                       0.4
Beverages                             0.3
Construction Materials                0.2
Consumer Finance                      0.2
Household Products                    0.2
Personal Products                     0.2
Professional Services                 0.2
Distributors                          0.1
Internet Software & Services          0.1
Pharmaceuticals                       0.1
Wireless Telecommunication
  Services                            0.1
Air Freight & Logistics               0.0**
Automobiles                           0.0**
Transportation Infrastructure         0.0**
Short Term Investments               27.6
Other Assets & Liabilities          (27.3)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.
  ** Amount represents less than 0.05% of net assets.

                                     [Logo]
     SPDR DJ Global Titans ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR DJ Global Titans ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Global Titans 50 Index U.S. Close (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the Global Titans Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -26.89%, and the total return for the Index was -27.18%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Starting in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

While economic activity seems to be rebounding in the international developed markets, the year did not fare very well for the Fund. The Fund witnessed positive returns only in the second quarter of this year and it was not enough to undo the double-digit negative returns of the previous three quarters. For the last twelve months, the Fund's return was approximately negative 27% as international markets plummeted in response to the collapse of the banking sector, the global credit crisis, and the fear of a worsening recession. The ongoing asset impairment at large financial institutions, reduced consumer spending and a widespread softness in industrial production led to a dwindling of corporate profits even for the 'too big to fail' titans of the world.

On a sector level, the Telecommunications and Information Technology firms provided marginal positive proceeds but it was overshadowed by the massive losses from the Financials and Energy firms. To name a few on an individual security level, Oracle Corp., Apple, Inc., International Business Machines Corp. and Verizon Communications, Inc. were the trivial positive contributors to the Fund. For the detractors, General Electric Co., Exxon Mobile Corp., Citigroup, Inc., Bank of America Corp. and HSBC Holdings PLC each individually contributed more than a negative 1% return to the performance of the Fund.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                 SPDR DJ Global Titans ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/25/00, 9/29/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARE. THE TOTAL EXPENSE RATIO FOR SPDR DJ GLOBAL TITANS ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.50%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DOW JONES                                 DOW JONES
                                                                    GLOBAL                                    GLOBAL
                                       NET ASSET      MARKET       TITANS 50     NET ASSET      MARKET       TITANS 50
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -26.89%       -26.72%       -27.18%       -26.89%       -26.72%       -27.18%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -23.46%       -23.46%       -23.32%        -8.53%        -8.53%        -8.47%
 ----------------------------------------------------------------------------------------------------------------------
    FIVE YEARS                          -12.70%       -12.70%       -11.69%        -2.68%        -2.68%        -2.46%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -32.64%       -32.58%       -31.43%        -4.41%        -4.40%        -4.18%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period September 25, 2000 to June 30, 2009.

                                     [Logo]
           SPDR DJ Global Titans ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ GLOBAL TITANS ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                    DOW
                                               JONES GLOBAL
                                 SPDR DJ         TITANS 50
                              GLOBAL TITANS      INDEX (B)
                                 ETF (A)
                              -------------    ------------
9/25/00                           10000            10000
                                   9982             9998
                                  10111            10137
                                   9346             9376
12/31/00                           9147             9180
                                   9502             9539
                                   8601             8636
3/31/01                            8107             8142
                                   8815             8858
                                   8702             8749
6/30/01                            8446             8453
                                   8301             8347
                                   7799             7845
9/30/01                            7378             7422
                                   7551             7600
                                   7940             7995
12/31/01                           7967             8026
                                   7674             7735
                                   7515             7579
3/31/02                            7788             7857
                                   7211             7276
                                   7202             7268
6/30/02                            6765             6833
                                   6265             6330
                                   6264             6332
9/30/02                            5547             5611
                                   6168             6245
                                   6511             6595
12/31/02                           6106             6186
                                   5904             5984
                                   5765             5844
3/31/03                            5822             5906
                                   6320             6412
                                   6588             6688
6/30/03                            6683             6789
                                   6726             6837
                                   6726             6840
9/30/03                            6812             6932
                                   7049             7176
                                   7154             7288
12/31/03                           7629             7777
                                   7730             7883
                                   7804             7964
3/31/04                            7604             7763
                                   7570             7729
                                   7624             7788
6/30/04                            7717             7889
                                   7541             7712
                                   7590             7764
9/30/04                            7590             7767
                                   7683             7860
                                   7929             8129
12/31/04                           8186             8392
                                   8010             8215
                                   8288             8516
3/31/05                            8083             8303
                                   8038             8255
                                   8136             8363
6/30/05                            8082             8316
                                   8255             8498
                                   8285             8533
9/30/05                            8405             8658
                                   8237             8490
                                   8389             8649
12/31/05                           8423             8691
                                   8653             8930
                                   8613             8890
3/31/06                            8748             9038
                                   8997             9299
                                   8759             9052
6/30/06                            8800             9096
                                   9071             9380
                                   9351             9677
9/30/06                            9441             9774
                                   9710            10057
                                   9887            10244
12/31/06                          10094            10464
                                  10143            10521
                                   9834            10200
3/31/07                            9942            10322
                                  10392            10790
                                  10649            11063
6/30/07                           10623            11044
                                  10386            10795
                                  10530            10947
9/30/07                           10971            11416
                                  11183            11638
                                  10799            11238
12/31/07                          10694            11125
                                  10000            10403
                                   9687            10072
3/31/08                            9705            10090
                                  10097            10508
                                   9976            10373
6/30/08                            9213             9579
                                   9101             9458
                                   8991             9342
9/30/08                            8304             8625
                                   7000             7270
                                   6585             6840
12/31/08                           6660             6914
                                   5928             6148
                                   5369             5560
3/31/09                            5810             6021
                                   6191             6413
                                   6721             6961
6/30/09                            6736             6857

                                     [Logo]
                  SPDR DJ Global Titans ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ------------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              EXXON MOBIL CORP.     MICROSOFT CORP.     JOHNSON & JOHNSON     PROCTER & GAMBLE CO.
 ------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $4,807,781            2,617,172           2,186,289             2,084,267
 ------------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        6.8%                  3.7                 3.1                   2.9
 ------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------

  DESCRIPTION                              BP PLC ADR
 --------------------------------------------------------
    MARKET VALUE                           2,075,606
 --------------------------------------------------------
    % OF NET ASSETS                        2.9
 --------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels          19.6%
Pharmaceuticals                      14.5
Commercial Banks                      7.3
Diversified Telecommunication
  Services                            7.3
Computers & Peripherals               7.0
Software                              5.3
Diversified Financial Services        4.5
Beverages                             3.7
Industrial Conglomerates              3.5
Communications Equipment              3.2
Household Products                    2.9
Semiconductors & Semiconductor
  Equipment                           2.9
Food Products                         2.6
Automobiles                           2.2
Food & Staples Retailing              2.1
Internet software & Services          2.0
Wireless Telecommunication
  Services                            2.0
Metals & Mining                       1.8
Tobacco                               1.7
Electric Utilities                    1.4
Energy Equipment & Services           1.3
Insurance                             0.8
Short-Term Investments                9.1
Other Assets & Liabilities           (8.7)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
      SPDR Dow Jones REIT ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR Dow Jones REIT ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Select REIT Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the REIT Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -44.96%, and the total return for the Index was -45.35%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The decline of the U.S. REIT market was predicated on the collapse of the U.S. financial services markets, further tightening of the debt and credit markets, confirmation of a global recession, and deterioration in commercial real estate fundamentals. The deep and protracted nature of the credit crisis became apparent in the second half of 2008 and the real estate sector was not immune. For a capital intensive business such as real estate, illiquid debt markets served as a reminder that the sector could become capital constrained even despite its real asset base and relatively stable long-term cash flows. Capital market illiquidity and related concerns over real estate valuations caused publicly traded real estate to preemptively sell off in anticipation of a significant cap rate expansion in the underlying direct property market. In contrast, direct property valuations had been "artificially" stable due to the lack of the transactional activity.

In early March of 2009, the sector staged a value-based rally. This rally was sparked by a combination of new equity issuance, some easing of the credit markets, signs of stabilization in the macroeconomic environment and improved consumer confidence. Short-covering and speculation about additional recapitalizations helped to add momentum.

At the sub-sector level, transition in the housing market helped self-storage to become the best performing sector during the Reporting Period. Similarly, housing dislocation and access to financing through Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation) positioned the apartment sub-sector to outperform the index. The defensive, needs-based nature of healthcare demand as well as the readily available liquidity from the GSEs (Government Sponsored Enterprises), helped this sub-sector to withstand the economic and credit crises and to outperforming the benchmark.

The regional mall retail sub-sector underperformed due to a contraction in consumer spending and an increase in store bankruptcies. The Industrial sub-sector was penalized for its general exposure to oversized development pipelines and the resulting need for ongoing construction funding. Offices performed in the middle of the pack, hurt by their exposure to the financial sector but offset by successful access to public equity.

The best performing stocks during the Reporting Period were the two niche office landlords, Digital Realty and Corporate Office Properties. Their unique recession-resilient demand drivers, data storage and government spending respectively, helped the companies to outperform. The shares of Tanger Factory Outlet Centers outperformed due to the defensive nature of discount retail.

The biggest detractors from the Fund's performance were companies that were highly levered, were active real estate developers or both. Examples of those include ProLogis (Industrial) and First Industrial Realty Trust, Inc. (Industrial), General Growth Properties, Inc. (Retail), Kite Realty Group Trust (Retail) and Developers Diversified Realty Corp. (Retail), Maguire Properties, Inc. (Office) and SL Green Realty Corp. (Office).

During the Reporting Period, the Fund tracked inline with the Index, trading mostly when the composition of the Index changed or to re-invest dividend income. For the Period, the Fund outperformed its benchmark by 39 basis points largely due to the cash and receivable (phantom cash) positions in the Fund.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                  SPDR Dow Jones REIT ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/23/01, 4/27/01, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DOW JONES REIT ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DOW JONES                                 DOW JONES
                                       NET ASSET      MARKET      U.S. SELECT    NET ASSET      MARKET      U.S. SELECT
                                         VALUE         VALUE      REIT INDEX       VALUE         VALUE      REIT INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -44.96%       -45.01%       -45.35%       -44.96%       -45.01%       -45.35%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -48.12%       -48.07%       -48.28%       -19.65%       -19.62%       -19.73%
 ----------------------------------------------------------------------------------------------------------------------
    FIVE YEARS                          -15.61%       -15.78%       -15.34%        -3.34%        -3.38%        -3.28%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                  42.07%        42.06%        44.18%         4.38%         4.38%         4.54%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period April 23, 2001 to June 30, 2009.

                                     [Logo]
            SPDR Dow Jones REIT ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DOW JONES REIT ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                 DOW
                                             JONES U.S.
                               SPDR DOW     SELECT REIT
                              JONES REIT     INDEX (B)
                                ETF (A)
                              ----------    -----------
4/23/2001                        10000         10000
                                 10259         10252
                                 10505         10502
6/30/2001                        11122         11124
                                 10898         10900
                                 11325         11334
9/30/2001                        10849         10857
                                 10461         10470
                                 11087         11103
12/31/2001                       11364         11389
                                 11316         11345
                                 11560         11593
3/31/2002                        12301         12342
                                 12361         12411
                                 12515         12578
6/30/2002                        12848         12910
                                 12156         12211
                                 12163         12222
9/30/2002                        11684         11737
                                 11057         11108
                                 11582         11639
12/31/2002                       11733         11797
                                 11392         11454
                                 11596         11662
3/31/2003                        11872         11946
                                 12324         12406
                                 13017         13108
6/30/2003                        13286         13391
                                 13985         14103
                                 14097         14220
9/30/2003                        14579         14721
                                 14788         14939
                                 15436         15598
12/31/2003                       15894         16066
                                 16525         16708
                                 16796         16986
3/31/2004                        17797         18006
                                 15202         15370
                                 16362         16543
6/30/2004                        16833         17029
                                 16913         17116
                                 18301         18528
9/30/2004                        18211         18439
                                 19213         19463
                                 20062         20335
12/31/2004                       21091         21390
                                 19241         19512
                                 19841         20125
3/31/2005                        19566         19849
                                 20712         21020
                                 21387         21712
6/30/2005                        22495         22847
                                 24200         24590
                                 23266         23646
9/30/2005                        23378         23748
                                 22889         23244
                                 23942         24323
12/31/2005                       23966         24347
                                 25831         26256
                                 26378         26818
3/31/2006                        27721         28191
                                 26670         27125
                                 25921         26374
6/30/2006                        27385         27875
                                 28358         28864
                                 29297         29834
9/30/2006                        29862         30416
                                 31734         32332
                                 33242         33874
12/31/2006                       32479         33109
                                 35348         36059
                                 34554         35251
3/31/2007                        33670         34349
                                 33649         34335
                                 33665         34359
6/30/2007                        30515         31133
                                 28112         28689
                                 29756         30384
9/30/2007                        30891         31572
                                 31249         31935
                                 28212         28831
12/31/2007                       26734         27297
                                 26595         27166
                                 25590         26142
3/31/2008                        27274         27881
                                 28940         29598
                                 29001         29663
6/30/2008                        25813         26377
                                 26558         27139
                                 27155         27755
9/30/2008                        27069         27638
                                 18343         18689
                                 13871         14101
12/31/2008                       16324         16597
                                 13398         13596
                                 10489         10625
3/31/2009                        10832         10967
                                 14355         14566
                                 14724         14940
6/30/2009                        14207         14418

                                     [Logo]
                   SPDR Dow Jones REIT ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 -----------------------------------------------------------------------------------------------------------------

                                           SIMON PROPERTY                        VORNADO          BOSTON
  DESCRIPTION                              GROUP, INC.        PUBLIC STORAGE     REALTY TRUST     PROPERTIES, INC.
 -----------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $91,415,282        53,873,801         47,439,555       41,609,712
 -----------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        10.1%              5.9                5.2              4.6
 -----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------

  DESCRIPTION                              EQUITY RESIDENTIAL
 ----------------------------------------------------------------
    MARKET VALUE                           38,961,965
 ----------------------------------------------------------------
    % OF NET ASSETS                        4.3
 ----------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Specialized REITs                    27.3%
Retail REITs                         24.1
Office REITs                         17.2
Residential REITs                    16.2
Diversified REITs                     8.6
Industrial REITs                      6.2
Short Term Investments               23.4
Other Assets & Liabilities          (23.0)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
         SPDR KBW Bank ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR KBW Bank ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the KBW Bank Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -34.54%, and the total return for the Index was -34.88%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

A strong rebound in financials in the final quarter of the year brought some renewed optimism as the Fund rose over 30%. Despite the strong showing, the year was one that will be remembered for a long time, as the Fund fell over 34% for the year. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. The final quarter of 2008 proved to be particularly difficult when the fund lost over 33% of its value, following by another painful quarter of, when the fund lost another 36%. Given that this Fund invests in banks, it was hit particularly hard, relative to the overall market, as a result of the credit crisis, the failure of Lehman, a deep recession in many of the largest economies and fears of banking failures.

Given the deep blows that the Financial sector has seen over the past year, it is not surprising that the Fund lagged the overall market by a sizeable margin for the one year period ending June 30, 2009. Twenty-two of twenty-seven stocks held in the fund during the past year offered double digit negative returns. The largest detraction stemmed from Citigroup Inc., which lost 82% of its stock value as investors became more aware of the companies exposure to bad debt. Other names that detracted from performance include Zions Bancorp and SunTrust Banks, Inc. The silver lining of this past year's returns is that a few stocks worked to offset the negative performance. Both Northern Trust Corp. and BB&T Corp. were hit less hard and contributed positively to performance.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                     SPDR KBW Bank ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR KBW BANK ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                       NET ASSET      MARKET          KBW        NET ASSET      MARKET          KBW
                                         VALUE         VALUE      BANK INDEX       VALUE         VALUE      BANK INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -34.54%       -34.51%       -34.88%       -34.54%       -34.51%       -34.88%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -61.77%       -61.84%       -61.93%       -27.42%       -27.47%       -27.52%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -58.37%       -58.37%       -58.42%       -21.38%       -21.37%       -21.41%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2009.

                                     [Logo]
               SPDR KBW Bank ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR KBW BANK ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                              SPDR KBW        KBW
                              BANK ETF    BANK INDEX
                                 (A)          (B)
                              --------    ----------
11/8/2005                       10000        10000
                                10349        10351
12/31/05                        10379        10388
                                10359        10372
                                10681        10697
3/31/06                         10696        10719
                                11396        11425
                                11006        11035
6/30/06                         10890        10921
                                11279        11316
                                11254        11295
9/30/06                         11567        11615
                                11656        11707
                                11576        11631
12/31/06                        12092        12156
                                12163        12232
                                11952        12022
3/31/07                         11795        11874
                                12055        12134
                                12197        12283
6/30/07                         11792        11870
                                11008        11085
                                11156        11220
9/30/07                         11183        11251
                                10935        11001
                                10319        10382
12/31/07                         9455         9504
                                10105        10160
                                 8824         8870
3/31/08                          8523         8569
                                 8960         9011
                                 8247         8294
6/30/08                          6360         6383
                                 7264         7295
                                 7279         7308
9/30/08                          7495         7522
                                 6506         6525
                                 5348         5358
12/31/08                         4974         4984
                                 3240         3241
                                 2739         2738
3/31/09                          3192         3196
                                 3729         3731
                                 4265         4264
6/30/09                          4163         4158

                                     [Logo]
                      SPDR KBW Bank ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 --------------------------------------------------------------------------------------------------------------

                                           BANK OF           JPMORGAN
  DESCRIPTION                              AMERICA CORP.     CHASE & CO.     WELLS FARGO & CO.     U.S. BANCORP
 --------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $77,323,264       63,912,282      63,860,399            57,635,182
 --------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        9.4%              7.8             7.8                   7.0
 --------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------

                                           THE BANK OF
                                           NEW YORK
  DESCRIPTION                              MELLON CORP.
 ----------------------------------------------------------
    MARKET VALUE                           48,175,674
 ----------------------------------------------------------
    % OF NET ASSETS                        5.9
 ----------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Regional Banks                       41.6%
Other Diversified Financial
  Services                           20.8
Diversified Banks                    18.1
Asset Management & Custody
  Banks                              12.9
Consumer Finance                      3.8
Thrifts & Mortgage Finance            2.6
Short Term Investments               26.0
Other Assets & Liabilities          (25.8)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
    SPDR KBW Capital Markets ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR KBW Capital Markets ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the KBW Capital Markets Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -24.98%, and the total return for the Index was -24.92%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc. and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Staring in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining -31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell -26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

Despite the large rebound in the Financial sector during the second half of the period, the Fund still declined sharply over the full twelve months as nearly all of the names in the Index experienced large double digit negative returns for that entire period. The impact from the fall of Lehman Brothers Holdings, Inc., Bear Stearns Co., Inc., and Merrill Lynch & Co., Inc., alone was difficult to erase by increased confidence in the capital markets sector overall.

The final two quarters of the year brought some renewed optimism as the Fund rose almost 50%. Despite the strong showing, the year was one that will be remembered for a long time, as the Fund fell over 24% during the year. The final quarter of 2008 was particularly harsh. The fund lost over 33% of its value, as markets across the globe plummeted in response to the global credit crisis, the failure of Lehman Brothers Holdings, Inc., a deep recession in many of the largest economies and fears of banking failures.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                SPDR KBW Capital Markets ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR KBW CAPITAL MARKETS ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                  KBW CAPITAL                               KBW CAPITAL
                                       NET ASSET      MARKET        MARKETS      NET ASSET      MARKET        MARKETS
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -24.98%       -24.98%       -24.92%       -24.98%       -24.98%       -24.92%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -38.76%       -38.62%       -38.39%       -15.08%       -15.01%       -14.91%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -32.30%       -32.26%       -31.71%       -10.15%       -10.14%        -9.94%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2009.

                                     [Logo]
          SPDR KBW Capital Markets ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR KBW CAPITAL MARKETS ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                        KBW
                                  SPDR KBW       CAPITAL MARKETS
                              CAPITAL MARKETS       INDEX (B)
                                  ETF (A)
                              ---------------    ---------------
11/8/2005                          10000              10000
11/30/2005                         10275              10277
12/31/2005                         10293              10298
1/31/2006                          11191              11204
2/28/2006                          11492              11510
3/31/2006                          11761              11784
4/30/2006                          11862              11888
5/31/2006                          11148              11174
6/30/2006                          11056              11082
7/31/2006                          11213              11244
8/31/2006                          11343              11378
9/30/2006                          12244              12286
10/31/2006                         12773              12823
11/30/2006                         12983              13038
12/31/2006                         13224              13283
1/31/2007                          13846              13913
2/28/2007                          13118              13187
3/31/2007                          13076              13146
4/30/2007                          13592              13669
5/31/2007                          14171              14264
6/30/2007                          13614              13703
7/31/2007                          12812              12897
8/31/2007                          12397              12474
9/30/2007                          13085              13174
10/31/2007                         14135              14237
11/30/2007                         13210              13308
12/31/2007                         13348              13449
1/31/2008                          12334              12429
2/29/2008                          10880              10964
3/31/2008                           9986              10064
4/30/2008                          10860              10947
5/31/2008                          10359              10444
6/30/2008                           9025               9094
7/31/2008                           9225               9298
8/31/2008                           9158               9233
9/30/2008                           7967               8032
10/31/2008                          6113               6157
11/30/2008                          5188               5220
12/31/2008                          5303               5337
1/31/2009                           4588               4614
2/28/2009                           4369               4395
3/31/2009                           5246               5284
4/30/2009                           5887               5933
5/31/2009                           6632               6685
6/30/2009                           6770               6829

                                     [Logo]
                 SPDR KBW Capital Markets ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------

                                           THE GOLDMAN                              STATE STREET
  DESCRIPTION                              SACHS GROUP, INC.     MORGAN STANLEY     CORP.            CME GROUP, INC.
 -------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $7,379,962            7,093,459          7,058,524        6,009,090
 -------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        9.2%                  8.8                8.8              7.5
 -------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------

                                           THE CHARLES
  DESCRIPTION                              SCHWAB CORP.
 ------------------------------------------------------------
    MARKET VALUE                           5,278,189
 ------------------------------------------------------------
    % OF NET ASSETS                        6.6
 ------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Investment Banking & Brokerage       51.8%
Asset Management & Custody
  Banks                              29.3
Specialized Finance                  18.8
Short Term Investments               11.9
Other Assets & Liabilities          (11.8)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
       SPDR KBW Insurance ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR KBW Insurance ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the KBW Insurance Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -33.69%, and the total return for the Index was -33.50%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

A strong rebound in financials in the final quarter of the year brought some renewed optimism as the fund rose over 32%. Despite the strong showing, the year was one that will be remembered for a long time, as the fund fell over 33% for the year. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc. and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. The final quarter of 2008 proved to be particularly difficult when the fund lost over 28% of its value, following by another painful quarter of, when the fund lost another 26%. Given that this fund invests in insurance companies, it was hit particularly hard, relative to the overall market, as a result of American International Group's, Inc. plunge, the credit crisis, the failure of Lehman Brothers Holdings, Inc., a deep recession in many of the largest economies and fears of banking failures.

Given the deep blows that the Financial sector has seen over the past year, it is not surprising that the Fund lagged the broader US market by a sizable margin for the one year period ending June 30, 2009. From the time Lehman Brothers Holdings, Inc. collapsed in September 2008 through February 2009, the Fund lost over half of its value. Worries about impaired assets and tight credit conditions lingered throughout the early months of 2009. Thanks to increasingly aggressive government initiatives, the longsuffering financials finally got some respect, kicking off a Three-month rally starting in March. The Index returned 59.5% from March through May as credit conditions eased. The largest detractor from performance was American International Group, Inc., which fell about 95% before it was deleted from the Index in the first quarter of 2009. Hartford Financials Services Group, Inc. the next biggest detractor, fell over 80% during the year. XL Capital Ltd (Class A) was the largest contributor to performance as it rallied over 340% from its 52 week low in February.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                   SPDR KBW Insurance ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR KBW INSURANCE ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                      KBW                                       KBW
                                       NET ASSET      MARKET       INSURANCE     NET ASSET      MARKET       INSURANCE
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -33.69%       -33.61%       -33.50%       -33.69%       -33.61%       -33.50%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -45.22%       -45.17%       -44.74%       -18.18%       -18.15%       -17.94%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -45.73%       -45.72%       -45.14%       -15.44%       -15.44%       -15.20%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2009.

                                     [Logo]
             SPDR KBW Insurance ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR KBW INSURANCE ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                 SPDR KBW             KBW
                              INSURANCE ETF    INSURANCE INDEX
                                   (A)               (B)
                              -------------    ---------------
11/8/2005                         10000             10000
11/30/2005                        10254             10257
12/31/2005                        10093             10098
1/31/2006                          9913              9920
2/28/2006                         10031             10041
3/31/2006                          9848              9859
4/30/2006                         10303             10320
5/31/2006                          9980              9999
6/30/2006                          9906              9928
7/31/2006                          9893              9918
8/31/2006                         10095             10124
9/30/2006                         10429             10463
10/31/2006                        10554             10589
11/30/2006                        10778             10819
12/31/2006                        11121             11168
1/31/2007                         11054             11105
2/28/2007                         11044             11097
3/31/2007                         11057             11114
4/30/2007                         11646             11710
5/31/2007                         11943             12012
6/30/2007                         11636             11706
7/31/2007                         10643             10709
8/31/2007                         10778             10848
9/30/2007                         11291             11371
10/31/2007                        10908             10988
11/30/2007                        10716             10798
12/31/2007                        10474             10554
1/31/2008                          9914              9991
2/29/2008                          9274              9347
3/31/2008                          9188              9262
4/30/2008                          9652              9733
5/31/2008                          9529              9611
6/30/2008                          8184              8248
7/31/2008                          8320              8387
8/31/2008                          8596              8667
9/30/2008                          7809              7873
10/31/2008                         5320              5357
11/30/2008                         5009              5050
12/31/2008                         5573              5625
1/31/2009                          4375              4414
2/28/2009                          3517              3546
3/31/2009                          4093              4130
4/30/2009                          4979              5029
5/31/2009                          5596              5656
6/30/2009                          5427              5486

                                     [Logo]
                    SPDR KBW Insurance ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------------------

                                           THE TRAVELERS                                                       PRUDENTIAL
  DESCRIPTION                              COS., INC.        METLIFE, INC.     CHUBB CORP.     AFLAC, INC.     FINANCIAL, INC.
 ----------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $10,689,976       10,554,877        10,501,321      8,804,439       8,595,810
 ----------------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        7.7%              7.6               7.5             6.3             6.2
 ----------------------------------------------------------------------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Property & Casualty Insurance        37.5%
Life & Health Insurance              31.1
Multi-line Insurance                 10.1
Insurance Brokers                     7.4
Asset Management & Custody
  Banks                               5.4
Reinsurance                           4.3
Thrifts & Mortgage Finance            3.9
Short Term Investments                4.8
Other Assets & Liabilities           (4.5)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
 SPDR Morgan Stanley Technology ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR Morgan Stanley Technology ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Technology Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the Technology Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -17.97%, and the total return for the Index was -17.72%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Starting in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

With the entire economy being extremely bruised and battered in the second half of last year, the Technology sector also had its share of the losses and wrestled its ailing wounds. Thankfully, the landscape has changed to a comparatively positive note and technology stocks have shown tremendous growth in the last two quarters of this year. In fact, most of the negative returns in the fund came from last year, almost a nose-diving negative 38% approximately and the Fund has managed to recover almost half of its losses in the second quarter of this year. Looking at a total twelve month return, the Fund witnessed a negative 18% approximately due to the falling demand for new hardware and software products, a cut back in the discretionary budget for advanced technologies by financial firms and overall reduced spending by other industries for IT services. Even the big blue-chip firms have observed a meaningful reduction in their sales cycles and faced a direct negative impact of the entire slowdown in the economy.

On an individual security constituent level, Alcatel-Lucent and Electronic Arts were the worst performers with each contributing more than negative 2% return to the Fund. Amazon.com, Inc. has by far been the only steady constituent providing more than 1% positive return. Lastly, it is noteworthy to mention the string of interesting acquisition attempts for three major constituents -- EDS Consulting being acquired by Hewlett-Packard Co., the short lived tug of war between International Business Machines Corp. and Oracle Corp. for Sun Microsystems, Inc. and on the acquirer side, EMC Corp.'s constant and successful battle to purchase Data Domain.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
             SPDR Morgan Stanley Technology ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/25/00, 9/29/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARE. THE TOTAL EXPENSE RATIO FOR SPDR MORGAN STANLEY TECHNOLOGY ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.50%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                    MORGAN                                    MORGAN
                                                                    STANLEY                                   STANLEY
                                       NET ASSET      MARKET      TECHNOLOGY     NET ASSET      MARKET      TECHNOLOGY
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -17.97%       -17.90%       -17.72%       -17.97%       -17.90%       -17.72%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                          -7.54%        -7.59%        -6.37%        -2.58%        -2.60%        -2.17%
 ----------------------------------------------------------------------------------------------------------------------
    FIVE YEARS                           -7.39%        -7.28%        -5.29%        -1.52%        -1.50%        -1.08%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -53.43%       -53.37%       -51.77%        -8.35%        -8.34%        -7.98%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period September 25, 2000 to June 30, 2009.

                                     [Logo]
       SPDR Morgan Stanley Technology ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR MORGAN STANLEY TECHNOLOGY ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                 SPDR MORGAN        MORGAN STANLEY
                             STANLEY TECHNOLOGY    TECHNOLOGY INDEX
                                   ETF (A)                (B)
                             ------------------    ----------------
9/25/00                             10000                10000
                                     9725                 9725
                                     9485                 9489
                                     7243                 7247
12/31/00                             6876                 6834
                                     8096                 8052
                                     6106                 6075
3/31/01                              5391                 5365
                                     6245                 6218
                                     5851                 5828
6/30/01                              5948                 5933
                                     5599                 5582
                                     4921                 4908
9/30/01                              3839                 3830
                                     4534                 4525
                                     5272                 5264
12/31/01                             5203                 5199
                                     5162                 5160
                                     4339                 4340
3/31/02                              4663                 4666
                                     4091                 4096
                                     3956                 3962
6/30/02                              3404                 3410
                                     3072                 3079
                                     3002                 3010
9/30/02                              2444                 2451
                                     2979                 2990
                                     3500                 3513
12/31/02                             2943                 2958
                                     2951                 2967
                                     2947                 2964
3/31/03                              2941                 2959
                                     3245                 3266
                                     3753                 3778
6/30/03                              3750                 3778
                                     3945                 3976
                                     4304                 4340
9/30/03                              4207                 4243
                                     4632                 4674
                                     4740                 4785
12/31/03                             4858                 4908
                                     5141                 5197
                                     5056                 5111
3/31/04                              4970                 5027
                                     4654                 4709
                                     4838                 4897
6/30/04                              5029                 5093
                                     4469                 4527
                                     4303                 4360
9/30/04                              4546                 4608
                                     4675                 4741
                                     4965                 5037
12/31/04                             5177                 5254
                                     4828                 4902
                                     4822                 4898
3/31/05                              4642                 4717
                                     4452                 4526
                                     4883                 4968
6/30/05                              4815                 4901
                                     5102                 5196
                                     5061                 5155
9/30/05                              5164                 5263
                                     5090                 5190
                                     5392                 5500
12/31/05                             5324                 5433
                                     5515                 5629
                                     5405                 5519
3/31/06                              5589                 5710
                                     5546                 5669
                                     5120                 5236
6/30/06                              5037                 5153
                                     4764                 4876
                                     5188                 5313
9/30/06                              5416                 5549
                                     5639                 5779
                                     5867                 6016
12/31/06                             5794                 5943
                                     5769                 5920
                                     5756                 5909
3/31/07                              5673                 5826
                                     6051                 6218
                                     6288                 6463
6/30/07                              6356                 6536
                                     6382                 6566
                                     6495                 6682
9/30/07                              6820                 7019
                                     6973                 7180
                                     6295                 6485
12/31/07                             6358                 6552
                                     5581                 5753
                                     5411                 5580
3/31/08                              5431                 5602
                                     5880                 6069
                                     6324                 6531
6/30/08                              5678                 5863
                                     5691                 5879
                                     5737                 5929
9/30/08                              4872                 5019
                                     3862                 3978
                                     3404                 3506
12/31/08                             3503                 3608
                                     3440                 3544
                                     3283                 3383
3/31/09                              3732                 3848
                                     4338                 4476
                                     4525                 4671
6/30/09                              4657                 4823

                                     [Logo]
              SPDR Morgan Stanley Technology ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------

                                           SUN MICROSYSTEMS,     RESEARCH IN      FLEXTRONICS
  DESCRIPTION                              INC.                  MOTION, LTD.     INTERNATIONAL, LTD.     AMAZON.COM, INC.
 -------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $9,544,175            7,142,372        7,107,945               6,987,618
 -------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        4.8%                  3.6              3.6                     3.5
 -------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------

  DESCRIPTION                              APPLE, INC.
 ----------------------------------------------------------
    MARKET VALUE                           6,813,994
 ----------------------------------------------------------
    % OF NET ASSETS                        3.4
 ----------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Computers & Peripherals              21.8%
Communications Equipment             19.9
Software                             18.8
Semiconductors & Semiconductor
  Equipment                          16.7
Internet Software & Services          8.2
IT Services                           7.4
Electronic Equipment &
  Instruments                         3.6
Internet & Catalog Retail             3.5
Short Term Investments                7.2
Other Assets & Liabilities           (7.1)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
       SPDR S&P Dividend ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Dividend ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the S&P High Yield Dividend Aristocrats Index (the "Index"). In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the Index.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -10.06%, and the total return for the Index was -10.40%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Starting in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% between April and June 2009. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

The final quarter of the year brought some renewed optimism as the Fund rose over 13%. Despite the strong showing in these last months of the period, the year as a whole was one that will be remembered for a long time, as the Fund fell over 26% during the year. The final quarter of 2008 was particularly difficult for dividend stocks. The Fund lost over 23% of its value against a backdrop of sharply deteriorating economic data, poor earnings news, and ongoing asset impairment at large financial institutions, few investors could muster the moxie or the money to resist the sustained selling pressure.

The rebound in the Financials sector was a boost to Fund performance as 7 of the top 10 performers in the Fund are financial stocks, led by BB&T Corp., who managed to increasingly raise dividend at a time when many other banks were scaling back their dividends to preserve capital -- or to conform to requirements imposed by their participation in the TARP. Conversely, Gannett Co., Inc, a leading newspaper publisher, was a negative impact on the Fund. The U.S. newspaper industry is struggling as the recession prompts advertisers to slash budgets and readers go online for their news, thus the persistent declines in revenue and workforce reduction at Gannett Co., Inc.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                   SPDR S&P Dividend ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARE. THE TOTAL EXPENSE RATIO FOR SPDR S&P DIVIDEND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   S&P HIGH                                  S&P HIGH
                                                                     YIELD                                     YIELD
                                                                   DIVIDEND                                  DIVIDEND
                                       NET ASSET      MARKET      ARISTOCRATS    NET ASSET      MARKET      ARISTOCRATS
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -10.06%       -10.11%       -10.40%       -10.06%       -10.11%       -10.40%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -21.96%       -22.14%       -21.90%        -7.93%        -8.01%        -7.91%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -17.15%       -17.17%       -17.08%        -5.03%        -5.04%        -4.98%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2009.

                                     [Logo]
             SPDR S&P Dividend ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P DIVIDEND ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                      S&P
                                                  HIGH YIELD
                               SPDR S&P      DIVIDEND ARISTOCRATS
                             DIVIDEND ETF          INDEX (B)
                                  (A)
                             ------------    --------------------
11/8/2005                        10000               10000
11/30/2005                       10176               10178
12/31/2005                       10171               10171
1/31/2006                        10405               10408
2/28/2006                        10487               10492
3/31/2006                        10538               10546
4/30/2006                        10762               10758
5/31/2006                        10567               10565
6/30/2006                        10618               10617
7/31/2006                        10899               10902
8/31/2006                        11149               11156
9/30/2006                        11301               11312
10/31/2006                       11669               11684
11/30/2006                       11748               11767
12/31/2006                       11976               12001
1/31/2007                        12078               12106
2/28/2007                        12117               12148
3/31/2007                        12132               12166
4/30/2007                        12490               12531
5/31/2007                        12774               12816
6/30/2007                        12293               12333
7/31/2007                        11668               11708
8/31/2007                        11991               12036
9/30/2007                        11923               11972
10/31/2007                       11864               11916
11/30/2007                       11495               11549
12/31/2007                       11212               11246
1/31/2008                        11243               11302
2/29/2008                        10463               10518
3/31/2008                        10583               10642
4/30/2008                        10882               10944
5/31/2008                        10865               10928
6/30/2008                         9214                9255
7/31/2008                         9734                9780
8/31/2008                        10114               10165
9/30/2008                        10301               10354
10/31/2008                        9260                9304
11/30/2008                        8715                8754
12/31/2008                        8631                8659
1/31/2009                         7498                7519
2/28/2009                         6486                6501
3/31/2009                         7272                7284
4/30/2009                         8254                8272
5/31/2009                         8306                8326
6/30/2009                         8285                8292

                                     [Logo]
                    SPDR S&P Dividend ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 -----------------------------------------------------------------------------------------------------------

                                           INTEGRYS
                                           ENERGY          CONSOLIDATED     BLACK HILLS     LEGGETT & PLATT,
  DESCRIPTION                              GROUP, INC.     EDISON, INC.     CORP.           INC.
 -----------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $25,030,224     21,808,937       21,122,890      20,679,324
 -----------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        3.8%            3.3              3.2             3.1
 -----------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------

  DESCRIPTION                              CENTURYTEL, INC.
 ---------------------------------------------------------------
    MARKET VALUE                           20,671,814
 ---------------------------------------------------------------
    % OF NET ASSETS                        3.1
 ---------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Multi-Utilities                      13.1%
Gas Utilities                         8.4
Pharmaceuticals                       8.2
Commercial Banks                      7.6
Commercial Services & Supplies        7.0
Chemicals                             5.8
Household Products                    5.5
Household Durables                    4.8
Insurance                             4.7
Industrial Conglomerates              4.1
Containers & Packaging                3.6
Capital Markets                       3.4
Beverages                             3.2
Diversified Telecommunication
  Services                            3.1
Media                                 2.7
Computers & Peripherals               1.9
Textiles, Apparel & Luxury
  Goods                               1.9
Electrical Equipment                  1.8
Hotels, Restaurants & Leisure         1.6
Water Utilities                       1.6
Food & Staples Retailing              1.5
IT Services                           1.5
Machinery                             1.4
Auto Components                       1.2
Short Term Investments               25.2
Other Assets & Liabilities          (24.8)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
        SPDR S&P Biotech ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Biotech ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the biotechnology segment of a U.S. total market composite index. In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the S&P Biotechnology Select Industry Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -11.46%, and the total return for the Index was -11.11%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Starting in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining -31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell -26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

The final quarter of the year brought some renewed optimism as the Fund rose over 10%. Despite the strong showing, the year was one that will be remembered for a long time, as the Fund fell over 11% during the year. The final quarter of 2008 and the first quarter of 2009 where both particularly harsh. The Fund lost over 20% of its value, as markets across the globe plummeted in response to the global credit crisis, the failure of Lehman, a deep recession in many of the largest economies and fears of banking failures.

Over the last 12 months, the negative returns in the Index were a function of several weak performers including Cepheid, Inc., BioMarin Pharmaceuticals, Inc., OSI Pharmaceuticals, Inc. and Amylin Pharmaceuticals, Inc. Cepheid, Inc., a manufacturer of tests for genetic analysis in the clinical, industrial and biothreat markets was the hardest hit stock in the Index over the past twelve months.

The top performers in the Index, ImClone Systems, Inc., Myriad Genetics, Inc., and Genentech, all found appreciation in corporate actions. ImClone Systems, Inc., a company devoted to the development of therapeutic oncology products, was acquired by Eli Lilly & Co. on November 30, 2008. Myriad Genetics, Inc. spun off its pharmaceutical division in June 2009, and Genentech Inc. was acquired in April, 2009 by Swiss biotech Roche Holding AG.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                    SPDR S&P Biotech ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/31/06, 2/6/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P BIOTECH ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                      S&P                                       S&P
                                                                  BIOTECHNOL-                               BIOTECHNOL-
                                                                      OGY                                       OGY
                                                                    SELECT                                    SELECT
                                       NET ASSET      MARKET       INDUSTRY      NET ASSET      MARKET       INDUSTRY
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -11.46%       -11.38%       -11.11%       -11.46%       -11.38%       -11.11%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                          12.45%        12.59%        13.62%         3.99%         4.03%         4.35%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                   3.92%         3.95%         5.24%         1.13%         1.14%         1.51%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period January 31, 2006 to June 30, 2009.

                                     [Logo]
              SPDR S&P Biotech ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P BIOTECH ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                     S&P
                               SPDR S&P     BIOTECHNOLOGY SELECT
                             BIOTECH ETF       INDUSTRY INDEX
                                 (A)                 (B)
                             -----------    --------------------
1/31/2006                       10000               10000
2/28/2006                       10730               10733
3/31/2006                       10130               10145
4/30/2006                        9647                9663
5/31/2006                        9059                9076
6/30/2006                        9241                9262
7/31/2006                        9040                9063
8/31/2006                        9337                9364
9/30/2006                        9161                9190
10/31/2006                      10189               10225
11/30/2006                      10177               10215
12/31/2006                       9291                9326
1/31/2007                        9631                9670
2/28/2007                        9692                9735
3/31/2007                        9726                9772
4/30/2007                       10604               10663
5/31/2007                       10844               10907
6/30/2007                       10282               10342
7/31/2007                       10188               10251
8/31/2007                       11233               11306
9/30/2007                       11713               11793
10/31/2007                      12228               12316
11/30/2007                      12256               12348
12/31/2007                      11996               12089
1/31/2008                       11356               11447
2/29/2008                       10830               10918
3/31/2008                       10820               10907
4/30/2008                       11290               11384
5/31/2008                       12118               12217
6/30/2008                       11738               11838
7/31/2008                       14103               14229
8/31/2008                       13230               13351
9/30/2008                       12388               12503
10/31/2008                      10924               11025
11/30/2008                      10029               10121
12/31/2008                      10940               11072
1/31/2009                       10779               10909
2/28/2009                        9512                9627
3/31/2009                        9839                9960
4/30/2009                        9300                9413
5/31/2009                        9652                9771
6/30/2009                       10392               10524

                                     [Logo]
                     SPDR S&P Biotech ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 --------------------------------------------------------------------------------------------------------------------

                                                                                AMYLIN               VERTEX
                                                                                PHARMACEUTICALS,     PHARMACEUTICALS,
  DESCRIPTION                              ALKERMES, INC.     MEDAREX, INC.     INC.                 INC.
 --------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $19,228,914        18,915,831        18,661,954           18,642,714
 --------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        4.5%               4.4               4.4                  4.4
 --------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------

  DESCRIPTION                              CELGENE CORP.
 ------------------------------------------------------------
    MARKET VALUE                           18,250,051
 ------------------------------------------------------------
    % OF NET ASSETS                        4.3
 ------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Biotechnology                        99.9%
Short Term Investments               25.5
Other Assets & Liabilities          (25.4)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
     SPDR S&P Homebuilders ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Homebuilders ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the homebuilding segment of a U.S. total market composite index. In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the S&P Homebuilders Select Industry Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -27.30%, and the total return for the Index was -27.53%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Starting in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining -31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell -26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

Over the last 12 months the Homebuilders industry continued to suffer at the hands of the subprime mortgage crisis and broader economic woes. Weak demand, job cuts, and impairment charges to mark down land that's fallen in value have all further eroded returns in the industry. Contributing most significantly to the negative returns were Furniture Brands International, Inc., Champion Enterprises, Inc., Standard Pacific Corp. and Hovnanian Enterprises, Inc. Those names, including The Home Depot, Inc., Sherwin-Williams Co. and Bed, Bath & Beyond, Inc., were the Fund's only bright spot over the year.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                 SPDR S&P Homebuilders ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/31/06, 2/6/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P HOMEBUILDERS ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURN                 CUMULATIVE TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                      S&P                                       S&P
                                                                 HOMEBUILDERS                              HOMEBUILDERS
                                                                    SELECT                                    SELECT
                                       NET ASSET      MARKET       INDUSTRY      NET ASSET      MARKET       INDUSTRY
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -27.30%       -27.38%       -27.53%       -27.30%       -27.38%       -27.53%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -63.58%       -63.70%       -63.89%       -28.58%       -28.67%       -28.79%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -73.67%       -73.66%       -73.88%       -32.35%       -32.35%       -32.49%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period January 31, 2006 to June 30, 2009.

                                     [Logo]
           SPDR S&P Homebuilders ETF--PERFORMANCE SUMMARY (CONTINUED)



     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
     SPDR S&P HOMEBUILDERS ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                          S&P
                                 SPDR S&P        HOMEBUILDERS SELECT
                             HOMEBUILDERS ETF       INDUSTRY INDEX
                                    (A)                  (B)
                             ----------------    -------------------
1/31/2006                          10000                10000
2/28/2006                           9531                 9533
3/31/2006                           9507                 9510
4/30/2006                           9053                 9057
5/31/2006                           7837                 7842
6/30/2006                           7230                 7232
7/31/2006                           6633                 6636
8/31/2006                           6707                 6712
9/30/2006                           7035                 7038
10/31/2006                          7343                 7349
11/30/2006                          7916                 7926
12/31/2006                          8006                 8021
1/31/2007                           8227                 8245
2/28/2007                           7655                 7672
3/31/2007                           7001                 7022
4/30/2007                           7352                 7376
5/31/2007                           7665                 7694
6/30/2007                           6542                 6565
7/31/2007                           5723                 5743
8/31/2007                           5381                 5401
9/30/2007                           4623                 4607
10/31/2007                          4811                 4804
11/30/2007                          4065                 4060
12/31/2007                          4191                 4191
1/31/2008                           4866                 4866
2/29/2008                           4381                 4379
3/31/2008                           4729                 4720
4/30/2008                           4805                 4793
5/31/2008                           4328                 4314
6/30/2008                           3622                 3604
7/31/2008                           3840                 3820
8/31/2008                           4320                 4296
9/30/2008                           4307                 4307
10/31/2008                          3113                 3111
11/30/2008                          2613                 2609
12/31/2008                          2674                 2655
1/31/2009                           2275                 2258
2/28/2009                           2062                 2046
3/31/2009                           2384                 2361
4/30/2009                           3015                 2988
5/31/2009                           2700                 2676
6/30/2009                           2633                 2612

                                     [Logo]
                  SPDR S&P Homebuilders ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                           LENNAR CORP.     TEMPUR-PEDIC            UNIVERSAL FOREST     MERITAGE HOMES
  DESCRIPTION                              (CLASS A)        INTERNATIONAL, INC.     PRODUCTS, INC.       CORP.
 ----------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $26,900,972      25,266,127              24,961,640           24,279,157
 ----------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        4.8%             4.5                     4.5                  4.4
 ----------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------

                                           BED BATH &
  DESCRIPTION                              BEYOND, INC.
 -------------------------------------------------------------
    MARKET VALUE                           24,005,326
 -------------------------------------------------------------
    % OF NET ASSETS                        4.3
 -------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Homebuilding                         41.0%
Building Products                    23.5
Home Furnishings                     11.9
Home Furnishing Retail               11.7
Home Improvement Retail              11.7
Short Term Investments               23.0
Other Assets & Liabilities          (22.8)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
    SPDR S&P Metals & Mining ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Metals & Mining ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the metals and mining segment of a U.S. total market composite index. In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the S&P Metals & Mining Select Industry Index (the "Metals & Mining Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -59.95%, and the total return for the Index was -59.99%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Despite the strong second quarter in 2009, the year was one that will be remembered for a long time, as the Fund fell over 59% during the twelve month period. In the second half of 2008 the Fund lost over 70% of its value, as markets across the globe plummeted in response to the global credit crisis, the failure of Lehman Brothers Holdings, Inc., a deep recession in many of the largest economies and fears of banking failures.

The second quarter of 2009 brought some renewed optimism as leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities. For the Fund, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains and the Fund bounced back by 47% in the second quarter of 2009. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient.

Schnitzer Steel Industries, Inc. (Class A) and Newmont Mining Corp. were the best positive contributors to the Fund's absolute performance. Patriot Coal Corp. and Alpha Natural Resources, Inc. were the heaviest detractors from the Fund's performance.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                SPDR S&P Metals & Mining ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P METALS & MINING ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                 S&P METALS &                              S&P METALS &
                                                                    MINING                                    MINING
                                                                    SELECT                                    SELECT
                                       NET ASSET      MARKET       INDUSTRY      NET ASSET      MARKET       INDUSTRY
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -59.95%       -60.02%       -59.99%       -59.95%       -60.02%       -59.99%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -23.73%       -23.38%       -23.28%        -8.64%        -8.50%        -8.46%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -11.76%       -11.79%       -11.23%        -4.04%        -4.05%        -3.85%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period June 19, 2006 to June 30, 2009.

                                     [Logo]
          SPDR S&P Metals & Mining ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P METALS & MINING ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                               SPDR S&P        S&P METALS
                               METALS &         & MINING
                              MINING ETF    SELECT INDUSTRY
                                  (A)          INDEX (B)
                              ----------    ---------------
6/19/2006                        10000           10000
6/30/2006                        11570           11571
7/31/2006                        10563           10568
8/31/2006                        10227           10235
9/30/2006                         9606            9615
10/31/2006                       11003           11018
11/30/2006                       12059           12081
12/31/2006                       11389           11411
1/31/2007                        12245           12274
2/28/2007                        12538           12572
3/31/2007                        13308           13353
4/30/2007                        14455           14509
5/31/2007                        15375           15438
6/30/2007                        14569           14631
7/31/2007                        13826           13887
8/31/2007                        13454           13512
9/30/2007                        14849           14915
10/31/2007                       15987           16063
11/30/2007                       15570           15643
12/31/2007                       16239           16318
1/31/2008                        15362           15440
2/29/2008                        17296           17391
3/31/2008                        16369           16460
4/30/2008                        17841           17946
5/31/2008                        20490           20622
6/30/2008                        22031           22188
7/31/2008                        18529           18662
8/31/2008                        16769           16889
9/30/2008                        11068           11132
10/31/2008                        7355            7389
11/30/2008                        6221            6245
12/31/2008                        6571            6608
1/31/2009                         6215            6249
2/28/2009                         5554            5583
3/31/2009                         5969            5999
4/30/2009                         7567            7610
5/31/2009                         8995            9050
6/30/2009                         8824            8877

                                     [Logo]
                 SPDR S&P Metals & Mining ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 --------------------------------------------------------------------------------------------------------------------

                                           COEUR D'ALENE                          AK STEEL HOLDING     NEWMONT MINING
  DESCRIPTION                              MINES CORP.       ROYAL GOLD, INC.     CORP.                CORP.
 --------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $27,704,520       27,599,979           27,175,189           27,004,648
 --------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        4.6%              4.6                  4.5                  4.5
 --------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------

                                           COMPASS MINERALS
  DESCRIPTION                              INTERNATIONAL, INC.
 --------------------------------------------------------------------
    MARKET VALUE                           26,591,980
 --------------------------------------------------------------------
    % OF NET ASSETS                        4.4
 --------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Steel                                46.1%
Coal & Consumable Fuels              23.6
Gold                                  9.1
Precious Metals & Minerals            8.7
Diversified Metals & Mining           8.4
Aluminum                              4.0
Short Term Investments               24.7
Other Assets & Liabilities          (24.6)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
     SPDR S&P Oil & Gas Equipment & Services ETF--MANAGEMENT'S DISCUSSION OF
                                FUND PERFORMANCE


The SPDR S&P Oil & Gas Equipment & Services ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index. In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the S&P Oil & Gas Equipment & Services Select Industry Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -56.87%, and the total return for the Index was -56.84%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Starting in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% between April and June 2009. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

The final quarter of the year brought some renewed optimism as the Fund rose over 30%. Despite the strong rally in most markets, the year was one that will be remembered for a long time, as the Fund fell over 56% during the year. The final quarter of 2008 was particularly harsh. Commodities tumbled as slowing global activity exacerbated steep drops in demand. With swift builds in inventory relieving intermittent supply concerns, prices for oil stocks plunged, as evidenced by the Fund's performance and loss of 47% of its value.

Oil services companies, which depend on robust oil prices to fuel customer demand for drilling and other services, edged downward. Gas prices bottomed out significantly over the period and there were limited stocks in the Fund with positive performance. The best performing name in the Fund for the Reporting Period was Atwood Oceanics, Inc. Atwood's revenue is driven by leasing the rigs that drill for oil, sometimes at astronomical rates. The lease contracts on their rigs usually span a few years, with rates locked into the future, which has been a boost for the stock's performance during the period. Following these declines in commodity prices, many companies in the oil and natural gas industry reported losses well into the double digits, such as industry leader Transocean.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
        SPDR S&P Oil & Gas Equipment & Services ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------------

                                                    CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL TOTAL RETURN

                                          --------------------------------------------------------------------------------------
                                                                    S&P OIL & GAS                               S&P OIL & GAS
                                                                     EQUIPMENT &                                EQUIPMENT  &
                                          NET ASSET    MARKET      SERVICES SELECT    NET ASSET    MARKET      SERVICES SELECT
                                            VALUE      VALUE       INDUSTRY INDEX       VALUE      VALUE       INDUSTRY INDEX
 -------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR                               -56.87%    -56.95%          -56.84%         -56.87%    -56.95%          -56.84%
 -------------------------------------------------------------------------------------------------------------------------------
    THREE YEARS                            -28.81%    -28.62%          -28.32%         -10.71%    -10.63%          -10.50%
 -------------------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                    -21.00%    -21.10%          -20.44%          -7.48%     -7.52%           -7.26%
 -------------------------------------------------------------------------------------------------------------------------------




 (1) For the period June 19, 2006 to June 30, 2009.

                                     [Logo]
  SPDR S&P Oil & Gas Equipment & Services ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                      S&P
                                                    OIL &
                                 SPDR S&P       GAS EQUIPMENT
                                  OIL &           & SERVICES
                              GAS EQUIPMENT    SELECT INDUSTRY
                                & SERVICES        INDEX (B)
                                 ETF (A)
                              -------------    ---------------
6/19/2006                         10000             10000
6/30/2006                         11098             11099
7/31/2006                         10866             10870
8/31/2006                         10200             10207
9/30/2006                          9604              9614
10/31/2006                        10050             10062
11/30/2006                        11015             11032
12/31/2006                        10507             10526
1/31/2007                         10416             10444
2/28/2007                         10530             10561
3/31/2007                         11258             11296
4/30/2007                         11968             12013
5/31/2007                         12885             12938
6/30/2007                         13215             13273
7/31/2007                         13293             13359
8/31/2007                         13400             13458
9/30/2007                         14266             14334
10/31/2007                        14110             14182
11/30/2007                        13569             13635
12/31/2007                        14582             14660
1/31/2008                         12542             12612
2/29/2008                         13958             14034
3/31/2008                         14102             14181
4/30/2008                         15766             15857
5/31/2008                         17305             17411
6/30/2008                         18317             18435
7/31/2008                         15564             15669
8/31/2008                         14992             15098
9/30/2008                         11795             11877
10/31/2008                         7821              7873
11/30/2008                         6712              6754
12/31/2008                         6178              6218
1/31/2009                          6347              6389
2/28/2009                          5896              5934
3/31/2009                          6058              6099
4/30/2009                          7520              7573
5/31/2009                          8745              8812
6/30/2009                          7900              7956

                                     [Logo]
         SPDR S&P Oil & Gas Equipment & Services ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 -----------------------------------------------------------------------------------------------------------------------

                                                               SEACOR HOLDINGS,     PRIDE                   DRESSER-RAND
  DESCRIPTION                              DRIL-QUIP, INC.     INC.                 INTERNATIONAL, INC.     GROUP, INC.
 -----------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $8,634,984          8,617,764            8,587,561               8,354,036
 -----------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        4.3%                4.3                  4.3                     4.2
 -----------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------

                                           FMC TECHNOLOGIES,
  DESCRIPTION                              INC.
 ---------------------------------------------------------------
    MARKET VALUE                           8,344,301
 ---------------------------------------------------------------
    % OF NET ASSETS                        4.2
 ---------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil & Gas Equipment & Services       64.0%
Oil & Gas Drilling                   35.9
Short Term Investments               20.4
Other Assets & Liabilities          (20.3)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
   SPDR S&P Oil & Gas Exploration & Production ETF--MANAGEMENT'S DISCUSSION OF
                                FUND PERFORMANCE


The SPDR S&P Oil & Gas Exploration & Production ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index. In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the S&P Oil & Gas Exploration & Production Select Industry Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -54.44%, and the total return for the Index was -54.42%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Staring in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% between April and June 2009. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

The final quarter of the year brought some renewed optimism as the Fund rose over 17%. Despite the strong rally in most markets, the year was one that will be remembered for a long time, as the Fund fell over 54% during the year. The final quarter of 2008 was particularly harsh. Commodities tumbled as slowing global activity exacerbated steep drops in demand. With swift builds in inventory relieving intermittent supply concerns, prices for oil stocks plunged, as evidenced by the fund's performance and loss of 33% of its value.

Oil services companies, which depend on robust oil prices to fuel customer demand for drilling and other services, edged downward. Gas prices bottomed out significantly over the period and there were limited stocks in the Fund with positive performance. The best performing name in the Fund for the Reporting Period was World Fuel Services Corp., a global leader in the marketing and sale of marine, aviation and land fuel products, as well as related services. World Fuel Services Corp. managed to deliver impressive earnings in the face of plummeting revenue. During much of the Reporting Period, most energy stocks fell into the red along with the broad market and oil prices, such as natural gas and oil producer Forest Oil Corp., which suffered because of losses related to decreased revenue and write-downs for oil and gas properties.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
      SPDR S&P Oil & Gas Exploration & Production ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   S&P OIL &                                 S&P OIL &
                                                                      GAS                                       GAS
                                                                  EXPLORATION                               EXPLORATION
                                                                       &                                         &
                                                                  PRODUCTION                                PRODUCTION
                                                                    SELECT                                    SELECT
                                       NET ASSET      MARKET       INDUSTRY      NET ASSET      MARKET       INDUSTRY
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -54.44%       -54.44%       -54.42%       -54.44%       -54.44%       -54.42%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -17.96%       -17.64%       -17.44%        -6.39%        -6.26%        -6.19%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                  -5.06%        -5.12%        -4.44%        -1.70%        -1.72%        -1.46%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period June 19, 2006 to June 30, 2009.

                                     [Logo]
SPDR S&P Oil & Gas Exploration & Production ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                     S&P OIL
                                 SPDR S&P             & GAS
                                  OIL &           EXPLORATION &
                             GAS EXPLORATION    PRODUCTION SELECT
                               & PRODUCTION       INDUSTRY INDEX
                                 ETF (A)               (B)
                             ---------------    -----------------
6/19/2006                         10000               10000
6/30/2006                         11574               11575
7/31/2006                         11895               11900
8/31/2006                         11431               11436
9/30/2006                         10535               10538
10/31/2006                        11111               11119
11/30/2006                        12183               12198
12/31/2006                        11300               11313
1/31/2007                         11608               11622
2/28/2007                         11469               11486
3/31/2007                         12065               12089
4/30/2007                         12838               12869
5/31/2007                         13802               13841
6/30/2007                         13623               13659
7/31/2007                         13078               13117
8/31/2007                         12796               12839
9/30/2007                         13961               14012
10/31/2007                        15709               15771
11/30/2007                        14397               14457
12/31/2007                        15471               15540
1/31/2008                         14331               14398
2/29/2008                         16127               16206
3/31/2008                         15970               16054
4/30/2008                         17526               17621
5/31/2008                         19306               19416
6/30/2008                         20843               20968
7/31/2008                         16119               16210
8/31/2008                         16318               16414
9/30/2008                         13387               13461
10/31/2008                        10195               10250
11/30/2008                         9253                9300
12/31/2008                         8858                8905
1/31/2009                          8921                8969
2/28/2009                          7759                7801
3/31/2009                          8058                8100
4/30/2009                          9229                9283
5/31/2009                         10812               10875
6/30/2009                          9494                9556

                                     [Logo]
       SPDR S&P Oil & Gas Exploration & Production ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ---------------------------------------------------------------------------------------------------------------------

                                           WORLD FUEL SERVICES     VALERO ENERGY     OCCIDENTAL
  DESCRIPTION                              CORP.                   CORP.             PETROLEUM CORP.     CONOCOPHILIPS
 ---------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $9,882,584              9,606,306         9,555,941           9,492,690
 ---------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        3.5%                    3.4               3.4                 3.4
 ---------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------

  DESCRIPTION                              EXXON MOBIL CORP.
 ---------------------------------------------------------------
    MARKET VALUE                           9,491,121
 ---------------------------------------------------------------
    % OF NET ASSETS                        3.4
 ---------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil & Gas Exploration &
  Production                         66.9%
Oil & Gas Refining & Marketing       19.5
Integrated Oil & Gas                 13.4
Short Term Investments               20.6
Other Assets & Liabilities          (20.4)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------




  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
    SPDR S&P Pharmaceuticals ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Pharmaceuticals ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the pharmaceuticals segment of a U.S. total market composite index. In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the S&P Pharmaceuticals Select Industry Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -1.89%, and the total return for the Index was -1.86%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Despite a renewed collapse in vulnerable financial shares, news that US Treasury Secretary Henry Paulson was assembling a $700 billion Troubled Asset Relief Program (TARP) brought a fleeting sense of hope late in the month. While developed countries around the world continue to be mired in deep recession, hurt by excess capacity and painful job losses, the ongoing application of aggressive stimulus measures throughout the past year have worked effectively to thwart deflationary tendencies. Leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hit hardest, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

The final quarter of the year brought some renewed optimism as the fund rose over 10%. Despite the strong showing, the fund fell roughly 2% during the year. In the final quarter of 2008 the fund lost over 10% of its value, as markets across globe plummeted in response to the global credit crisis, the failure of Lehman Brothers, a deep recession in many of the largest economies and fears of banking failures. The Fund moved in line with its benchmark during the crisis.

Through the Reporting Period, the Index returns were driven by Valeant Pharmaceuticals International and Schering-Plough Corp. Valeant Pharmaceuticals International's performance was driven by first quarter results and higher annual profit forecast based on expectations for Valeant's drug candidate a Retigabine. For Schering Plough, performance was driven by the pending merger with Merck & Co., Inc.

On the downside, Medicines Co. and ViroPharma, Inc. both lagged over the last year. Medicines Co. has been pressured by the expiration of its patent on Angiomax and the failure of the two phase III studies of Cangrelor, its anti-clotting drug. It finished down over 50% for the twelve month period. ViroPharma, Inc.'s

                                     [Logo]
    SPDR S&P Pharmaceuticals ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                   (CONTINUED)



stock also dropped over 50% when ViroPharma, Inc.'s phase III drug, Maribavir, failed to show an effect in reducing Cytomegalovirus (CMV) Disease in stem cell transplant patients.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                SPDR S&P Pharmaceuticals ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARE. THE TOTAL EXPENSE RATIO FOR SPDR S&P PHARMACEUTICALS ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                      S&P                                       S&P
                                                                 PHARMACEUTI-                              PHARMACEUTI-
                                                                     CALS                                      CALS
                                                                    SELECT                                    SELECT
                                       NET ASSET      MARKET       INDUSTRY      NET ASSET      MARKET       INDUSTRY
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------

    ONE YEAR                            -1.89%        -1.87%        -1.86%        -1.89%        -1.87%        -1.86%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -1.99%        -1.98%        -1.64%        -0.67%        -0.67%        -0.55%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -0.56%        -0.48%        -0.19%        -0.18%        -0.16%        -0.06%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period June 19, 2006 to June 30, 2009.

                                     [Logo]
          SPDR S&P Pharmaceuticals ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P PHARMACEUTICALS ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                    S&P PHARMACEUTICALS
                                   SPDR S&P           SELECT INDUSTRY
                             PHARMACEUTICALS ETF         INDEX (B)
                                     (A)
                             -------------------    -------------------
6/19/2006                           10000                  10000
6/30/2006                           10146                  10147
7/31/2006                           10341                  10345
8/31/2006                           10658                  10667
9/30/2006                           10951                  10963
10/31/2006                          11058                  11073
11/30/2006                          10932                  10950
12/31/2006                          11063                  11085
1/31/2007                           11522                  11550
2/28/2007                           11231                  11261
3/31/2007                           11115                  11148
4/30/2007                           11788                  11829
5/31/2007                           11911                  11952
6/30/2007                           11482                  11521
7/31/2007                           10691                  10729
8/31/2007                           10723                  10764
9/30/2007                           10941                  10987
10/31/2007                          11124                  11175
11/30/2007                          11054                  11109
12/31/2007                          10908                  10965
1/31/2008                           10413                  10467
2/29/2008                           10214                  10267
3/31/2008                            9910                   9939
4/30/2008                           10296                  10328
5/31/2008                           10537                  10572
6/30/2008                           10135                  10168
7/31/2008                           10496                  10532
8/31/2008                           11043                  11084
9/30/2008                           10320                  10357
10/31/2008                           8989                   9014
11/30/2008                           9137                   9161
12/31/2008                           9907                   9935
1/31/2009                            9659                   9684
2/28/2009                            8394                   8413
3/31/2009                            8913                   8936
4/30/2009                            8679                   8704
5/31/2009                            9279                   9308
6/30/2009                            9944                   9981

                                     [Logo]
                 SPDR S&P Pharmaceuticals ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


  ----------------------------------------------------------------------------------------------------------------

                                           AUXILIUM             WATSON               VALEANT
                                           PHARMACEUTICALS,     PHARMACEUTICALS,     PHARMACEUTICALS     XENOPORT,
  DESCRIPTION                              INC.                 INC.                 INTERNATIONAL       INC.
 -----------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $1,996,490           1,987,912            1,974,396           1,910,019
 -----------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        4.9%                 4.9                  4.9                 4.7
 -----------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------

  DESCRIPTION                              MERCK & CO., INC.
 ---------------------------------------------------------------
    MARKET VALUE                           1,892,137
 ---------------------------------------------------------------
    % OF NET ASSETS                        4.7
 ---------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Pharmaceuticals                      99.8%
Short Term Investments               29.2
Other Assets & Liabilities          (29.0)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



* The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
        SPDR S&P Retail ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Retail ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the retail segment of a U.S. total market composite index. In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the S&P Retail Select Industry Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -3.61%, and the total return for the Index was -3.43%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. (AIG) under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Despite a renewed collapse in vulnerable financial shares, news that US Treasury Secretary Henry Paulson was assembling a $700 billion Troubled Asset Relief Program (TARP) brought a fleeting sense of hope late in the month. While developed countries around the world continue to be mired in deep recession, hurt by excess capacity and painful job losses, the ongoing application of aggressive stimulus measures throughout the past year have worked effectively to thwart deflationary tendencies. Leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

The final quarter of the year brought some renewed optimism as the fund rose over 20%. Despite the strong showing, the fund fell over 3% during the year. The final quarter of the 2008 was particularly harsh. The fund lost over 30% of its value, as markets across globe plummeted in response to the global credit crisis, the failure of Lehman Brothers Holdings, Inc., a deep recession in many of the largest economies and fears of banking failures. The Fund moved in line with its benchmark during the crisis.

Through the reporting period, the Index returns were driven by a number of different factors. Some of the top performers in the index were Chico's FAS, Inc. and CarMax, Inc. New management at Chico's FAS, Inc., along with an improved product and in-store services has boosted sales. CarMax, Inc.'s drastic cuts in operating costs and better sales execution combined to produce earnings ahead of analysts' expectations.

On the downside, Office Depot, Inc. and AnnTaylor Stores Corp. were among the companies whose returns lagged the Index. Office Depot, Inc. was down roughly 58% for the 12-month period due to weakening sales and a lack of cost controls. AnnTaylor Stores Corp.'s sales were down during the year driving down the value of the company.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                    SPDR S&P Retail ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P RETAIL ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                  S&P RETAIL                                S&P RETAIL
                                                                    SELECT                                    SELECT
                                       NET ASSET      MARKET       INDUSTRY      NET ASSET      MARKET       INDUSTRY
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                             -3.61%        -3.33%        -3.43%       -3.61%        -3.33%        -3.43%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -24.01%       -23.96%       -23.22%       -8.75%        -8.73%        -8.43%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -22.17%       -22.17%       -21.36%       -7.93%        -7.93%        -7.61%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period June 19, 2006 to June 30, 2009.

                                     [Logo]
              SPDR S&P Retail ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P RETAIL ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                  S&P
                               SPDR S&P      RETAIL SELECT
                              RETAIL ETF    INDUSTRY INDEX
                                  (A)             (B)
                              ----------    --------------
6/19/2006                        10000           10000
6/30/2006                        10242           10243
7/31/2006                         9698            9702
8/31/2006                         9912            9919
9/30/2006                        10699           10709
10/31/2006                       11254           11267
11/30/2006                       11124           11140
12/31/2006                       11103           11124
1/31/2007                        11460           11486
2/28/2007                        11460           11489
3/31/2007                        11753           11796
4/30/2007                        11807           11854
5/31/2007                        12259           12311
6/30/2007                        11891           11948
7/31/2007                        10835           10886
8/31/2007                        10848           10902
9/30/2007                        10691           10750
10/31/2007                       10550           10610
11/30/2007                        9730            9789
12/31/2007                        9311            9366
1/31/2008                         9388            9444
2/29/2008                         8761            8807
3/31/2008                         8760            8837
4/30/2008                         9067            9148
5/31/2008                         9117            9200
6/30/2008                         8073            8143
7/31/2008                         8288            8364
8/31/2008                         8885            8967
9/30/2008                         8418            8497
10/31/2008                        6400            6452
11/30/2008                        5094            5130
12/31/2008                        5698            5752
1/31/2009                         5498            5549
2/28/2009                         5530            5581
3/31/2009                         6429            6493
4/30/2009                         7741            7823
5/31/2009                         7709            7791
6/30/2009                         7783            7864

                                     [Logo]
                     SPDR S&P Retail ETF--PORTFOLIO SUMMARY



TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ------------------------------------------------------------------------------------------------------------------

                                           GROUP 1                                                 O'REILLY
  DESCRIPTION                              AUTOMOTIVE, INC.     NETFLIX, INC.     CARMAX, INC.     AUTOMOTIVE, INC.
 ------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $20,060,067          18,737,148        18,197,836       18,102,470
 ------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        2.0%                 1.8               1.8              1.8
 ------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------

                                           COLLECTIVE
  DESCRIPTION                              BRANDS, INC.
 ----------------------------------------------------------
    MARKET VALUE                           18,036,902
 ----------------------------------------------------------
    % OF NET ASSETS                        1.8
 ----------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Apparel Retail                       32.9%
Specialty Stores                     14.5
Automotive Retail                    12.3
Food Retail                           9.5
Department Stores                     8.0
Internet Retail                       6.7
General Merchandise Stores            4.9
Computer & Electronics Retail         4.5
Drug Retail                           3.3
Hypermarkets & Super Centers          3.3
Short Tem Investments                 6.6
Other Assets & Liabilities           (6.5)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



* The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
     SPDR S&P Semiconductor ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Semiconductor ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the semiconductor segment of a U.S. total market composite index. In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the S&P Semiconductor Select Industry Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -17.88%, and the total return for the Index was -19.13%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Starting in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia, and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

The final quarter of the year brought some renewed optimism as the fund rose almost 23%. Despite the strong showing, the year was one that will be remembered for a long time, as the fund fell almost 18% during the year. The final quarter of 2008 proved to be particularly difficult when the Fund lost over 31% of its value.

With weak market conditions, the Fund offered negative returns over the past year with 76% of the stocks within the equal-weighted Fund being negative for the same time period. Despite these dreary returns, it is worth noting that the Fund outperformed the overall market, which suffered larger declines. For the fund, the largest negative detractions stemmed from positions in Microsemi Corp. and Atheros Communications, Inc., which fell a respective 45% and 36% over the past year. Despite the negative total return, Skyworks Solutions, Inc., Silicon Laboratories, Inc. and Cree, Inc. bolstered performance.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
                 SPDR S&P Semiconductor ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/31/06, 2/6/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P SEMICONDUCTOR ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                      S&P                                       S&P
                                                                  SEMICONDUC-                               SEMICONDUC-
                                                                      TOR                                       TOR
                                                                    SELECT                                    SELECT
                                       NET ASSET      MARKET       INDUSTRY      NET ASSET      MARKET       INDUSTRY
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -17.88%       -18.01%       -19.13%       -17.88%       -18.01%       -19.13%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -27.04%       -26.47%       -27.80%        -9.98%        -9.74%       -10.29%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -35.26%       -35.26%       -35.85%       -11.96%       -11.96%       -12.19%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period January 31, 2006 to June 30, 2009.

                                     [Logo]
           SPDR S&P Semiconductor ETF--PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P SEMICONDUCTOR ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                           S&P
                                                  SEMICONDUCTOR SELECT
                                  SPDR S&P           INDUSTRY INDEX
                             SEMICONDUCTOR ETF             (B)
                                    (A)
                             -----------------    --------------------
1/31/2006                          10000                  10000
2/28/2006                           9981                   9984
3/31/2006                          10136                  10142
4/30/2006                          10406                  10415
5/31/2006                           9305                   9315
6/30/2006                           8875                   8885
7/31/2006                           8248                   8261
8/31/2006                           9032                   9050
9/30/2006                           9081                   9101
10/31/2006                          9196                   9220
11/30/2006                          9503                   9530
12/31/2006                          9244                   9271
1/31/2007                           9231                   9261
2/28/2007                           9569                   9603
3/31/2007                           9155                   9194
4/30/2007                           9753                   9799
5/31/2007                           9830                   9880
6/30/2007                          10018                  10071
7/31/2007                           9892                   9946
8/31/2007                          10084                  10142
9/30/2007                          10400                  10463
10/31/2007                          9857                   9919
11/30/2007                          8765                   8821
12/31/2007                          8778                   8834
1/31/2008                           7561                   7609
2/29/2008                           7263                   7308
3/31/2008                           7398                   7443
4/30/2008                           8248                   8300
5/31/2008                           8959                   9017
6/30/2008                           7884                   7931
7/31/2008                           7538                   7582
8/31/2008                           7953                   8002
9/30/2008                           6648                   6582
10/31/2008                          5593                   5533
11/30/2008                          4372                   4320
12/31/2008                          4581                   4532
1/31/2009                           4485                   4436
2/28/2009                           4554                   4504
3/31/2009                           5224                   5171
4/30/2009                           5961                   5902
5/31/2009                           6358                   6298
6/30/2009                           6474                   6415

                                     [Logo]
                  SPDR S&P Semiconductor ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 -----------------------------------------------------------------------------------------------------------------------

                                                                TEXAS                                CYPRESS
  DESCRIPTION                              PMC-SIERRA, INC.     INSTRUMENTS, INC.     CREE, INC.     SEMICONDUCTOR CORP.
 -----------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $4,399,324           4,387,395             4,374,848      4,348,960
 -----------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        4.3%                 4.2                   4.2            4.2
 -----------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------

  DESCRIPTION                              INTEL CORP.
 -----------------------------------------------------------
    MARKET VALUE                           4,345,732
 -----------------------------------------------------------
    % OF NET ASSETS                        4.2
 -----------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 ------------------------------------------
Semiconductors                       99.9%
Short Term Investments               24.9
Other Assets & Liabilities          (24.8)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



* The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
   SPDR KBW Regional Banking ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR KBW Regional Banking ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the regional banking segment of the U.S. banking industry. In seeking this objective, the Fund uses a passive management strategy designed to track the total return performance of the KBW Regional Banking Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -27.94%, and the total return for the Index was -28.12%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After beginning the past one-year period with disruption and disappointment, global equity markets finally managed a meaningful rebound through the spring of 2009. The beginning of the end started with the dramatic collapse into bankruptcy of New York-based Lehman Brothers Holdings, Inc., and the devastating fall of insurance giant American International Group, Inc. under the sway of emergency US government financing. Moreover, the financial conflagration still engulfing the US spread into Europe in dramatic fashion. Starting in 2009, leading indicators of economic activity began to turn upward, and investors responded by selling safe-haven assets and increasing exposure to stocks, corporate bonds, and commodities.

For equities, which had suffered severe losses through the beginning of 2009, the rally came in March, April and May, when stock markets around the world posted consistent gains. Strong rebounds in financial shares were accompanied by renewed interest in economically sensitive groups, as investors decided that a retreat in consumer spending may have seen its worst and that demand for basic materials might prove resilient. Commodity benchmarks posted double-digit gains in May, but with capacity utilization low and wage trends flaccid, worries over inflation ebbed during June. Among developed markets, the MSCI EAFE (Morgan Stanley Capital International for Europe, Australasia and Far East) Index was hardest hit, declining 31.35% over the past year. However, with the recent recovery, this region has climbed 25% over the most recent quarter. Within the US, the S&P 500 fell 26% for the past year, but gained 16% in the second quarter. Small cap stocks weathered the storm slightly better than their large cap peers, while value stocks suffered larger losses as compared to growth-oriented securities.

Despite substantial rebounds in the economy as credit conditions eased and risk appetites recovered, the Fund has still unfortunately had quite a pullback. While the Fund reigned in high positive territories during the third quarter of last year with almost 30% returns, it lost course over the ground and went sliding down to the negative arena in the following three quarters. For the last twelve months, the Fund lost approximately 28% of its value as regional banks got submerged into the grave real estate mortgage crisis and battled new problems such as losses on auto and credit card loans. The profound reduction in home sales, the dwindling values in home equities, and a decline in the commercial and construction loans were some other market factors that led to increasing bank failures and worsened the deteriorating condition of the regional banks.

On an individual constituent level, the worst offenders were Pacific Capital Bancorp that lost more than 80% of its share value, followed by Susquehanna Bancshares, Inc., National Penn Bancshares, Inc. and Central Pacific Financial that each lost more than 60% of its value. Each of them individually contributed to more than 1% negative return to the Fund. With the high credit losses and the mortgage and credit crisis still looming in front of us, there still seems to be a continued stress and concern for the regional banking sector.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
               SPDR KBW Regional Banking ETF--PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR KBW REGIONAL BANKING ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                 KBW REGIONAL                              KBW REGIONAL
                                       NET ASSET      MARKET        BANKING      NET ASSET      MARKET        BANKING
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -27.94%       -28.14%       -28.12%       -27.94%       -28.14%       -28.12%
 ----------------------------------------------------------------------------------------------------------------------
    THREE YEARS                         -57.35%       -57.31%       -57.12%       -24.73%       -24.70%       -24.59%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -57.07%       -57.12%       -56.84%       -24.33%       -24.36%       -24.20%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period June 19, 2006 to June 30, 2009.

                                     [Logo]
         SPDR KBW Regional Banking ETF--PERFORMANCE SUMMARY (CONTINUED)


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR KBW REGIONAL BANKING ETF (BASED ON NET ASSET VALUE)


(Line Graph)

                                                        KBW
                                 SPDR KBW        REGIONAL BANKING
                             REGIONAL BANKING        INDEX (B)
                                  ETF (A)
                             ----------------    ----------------
6/19/2006                          10000               10000
6/30/2006                          10066               10066
7/31/2006                          10127               10132
8/31/2006                          10189               10199
9/30/2006                          10256               10269
10/31/2006                         10246               10263
11/30/2006                         10441               10464
12/31/2006                         10593               10692
1/31/2007                          10456               10554
2/28/2007                          10317               10422
3/31/2007                          10183               10292
4/30/2007                           9916               10025
5/31/2007                          10110               10229
6/30/2007                           9848                9968
7/31/2007                           8928                9039
8/31/2007                           9601                9725
9/30/2007                           9532                9658
10/31/2007                          9111                9228
11/30/2007                          8677                8791
12/31/2007                          8261                8343
1/31/2008                           8629                8719
2/29/2008                           7557                7630
3/31/2008                           7827                7904
4/30/2008                           7664                7738
5/31/2008                           7365                7435
6/30/2008                           5956                6005
7/31/2008                           6789                6844
8/31/2008                           7227                7286
9/30/2008                           8036                8099
10/31/2008                          7374                7426
11/30/2008                          6721                6764
12/31/2008                          6745                6795
1/31/2009                           4777                4805
2/28/2009                           4192                4215
3/31/2009                           4503                4530
4/30/2009                           4852                4883
5/31/2009                           4666                4695
6/30/2009                           4293                4316

                                     [Logo]
                SPDR KBW Regional Banking ETF--PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------

                                                            HANCOCK         PINNACLE FINANCIAL
  DESCRIPTION                              F.N.B. CORP.     HOLDING CO.     PARTNERS, INC.         SIGNATURE BANK
 ----------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $11,851,999      11,793,221      11,755,926             11,581,894
 ----------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        2.7%             2.7             2.7                    2.7
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------

                                           BANK OF
  DESCRIPTION                              HAWAII CORP.
 ----------------------------------------------------------
    MARKET VALUE                           11,475,525
 ----------------------------------------------------------
    % OF NET ASSETS                        2.6
 ----------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 ------------------------------------------
Regional Banks                       89.5%
Thrifts & Mortgage Finance           10.2
Short Term Investments               31.4
Other Assets & Liabilities          (31.1)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                                     [Logo]
                SPDR KBW Mortgage Finance ETF--PORTFOLIO SUMMARY



The Fund commenced operations during the reporting period and therefore does not have performance history to provide in this report.

 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


  --------------------------------------------------------------------------------------------------------------------

                                                             FIDELITY NATIONAL     NEW YORK
                                           HUDSON CITY       FINANCIAL, INC.       COMMUNITY
  DESCRIPTION                              BANCORP, INC.     (CLASS A)             BANCORP, INC.     D.R. HORTON, INC.
 ---------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $468,539          437,222               402,575           394,084
 ---------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        8.6%              8.1                   7.4               7.3
 ---------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------

  DESCRIPTION                              PHH CORP.
 ---------------------------------------------------------
    MARKET VALUE                           278,281
 ---------------------------------------------------------
    % OF NET ASSETS                        5.1
 ---------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2009*


 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Thrifts & Mortgage Finance           36.7%
Household Durables                   36.1
Insurance                            12.2
Diversified Financial Services        5.1
IT Services                           4.7
Commercial Banks                      3.7
Real Estate Management &
  Development                         1.4
Short Term Investments                0.6
Other Assets & Liabilities           (0.5)
 ------------------------------------------

TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR DOW JONES TOTAL MARKET ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                        % OF
                                                         NET
SECURITY DESCRIPTION          SHARES        VALUE      ASSETS
--------------------          ------        -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
United Technologies
  Corp. ..................     13,879   $    721,153     0.46%
Other Securities..........                 2,910,602     1.84
                                        ------------   ------
                                           3,631,755     2.30
                                        ------------   ------
AIR FREIGHT & LOGISTICS
Other Securities (a)......                 1,132,304     0.72
                                        ------------   ------
AIRLINES
Other Securities (a)......                   217,627     0.14
                                        ------------   ------
AUTO COMPONENTS
Other Securities (a)......                   446,242     0.28
                                        ------------   ------
AUTOMOBILES
Other Securities (a)......                   389,097     0.25
                                        ------------   ------
BEVERAGES
PepsiCo, Inc. ............     24,487      1,345,806     0.85
The Coca-Cola Co. ........     33,288      1,597,491     1.01
Other Securities (a)......                   540,667     0.34
                                        ------------   ------
                                           3,483,964     2.20
                                        ------------   ------
BIOTECHNOLOGY
Amgen, Inc. (b)...........     17,032        901,674     0.57
Gilead Sciences, Inc.
  (b).....................     14,956        700,539     0.44
Other Securities (a)......                 1,801,098     1.14
                                        ------------   ------
                                           3,403,311     2.15
                                        ------------   ------
BUILDING PRODUCTS
Other Securities (a)......                   114,886     0.07
                                        ------------   ------
CAPITAL MARKETS
State Street Corp. (c)....      7,122        336,158     0.21
The Goldman Sachs Group,
  Inc. ...................      7,002      1,032,375     0.65
Other Securities (a)......                 2,849,046     1.81
                                        ------------   ------
                                           4,217,579     2.67
                                        ------------   ------
CHEMICALS
Monsanto Co. .............      8,942        664,748     0.42
Other Securities (a)......                 2,268,037     1.43
                                        ------------   ------
                                           2,932,785     1.85
                                        ------------   ------
COMMERCIAL BANKS
Wells Fargo & Co. ........     72,181      1,751,111     1.11
Other Securities (a)......                 2,605,270     1.64
                                        ------------   ------
                                           4,356,381     2.75
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)......                 1,116,215     0.71
                                        ------------   ------
COMMUNICATIONS EQUIPMENT
Cisco Systems, Inc. (b)...     93,603      1,744,760     1.10
QUALCOMM, Inc. ...........     26,481      1,196,941     0.76
Other Securities (a)......                 1,252,459     0.79
                                        ------------   ------
                                           4,194,160     2.65
                                        ------------   ------
COMPUTERS & PERIPHERALS
Apple, Inc. (b)...........     14,460      2,059,538     1.30
Hewlett-Packard Co. ......     39,679      1,533,593     0.97
International Business
  Machines Corp. .........     20,516      2,142,281     1.35
Other Securities (a)......                 1,650,825     1.05
                                        ------------   ------
                                           7,386,237     4.67
                                        ------------   ------
CONSTRUCTION & ENGINEERING
Other Securities..........                   552,999     0.35
                                        ------------   ------
CONSTRUCTION MATERIALS
Other Securities (a)......                   199,052     0.13
                                        ------------   ------
CONSUMER FINANCE
Other Securities (a)......                   764,981     0.48
                                        ------------   ------
CONTAINERS & PACKAGING
Other Securities (a)......                   421,476     0.27
                                        ------------   ------
DISTRIBUTORS
Other Securities (a)......                    99,329     0.06
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities (a)......                   697,806     0.44
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
Bank of America Corp. ....    117,219      1,547,291     0.98
JPMorgan Chase & Co. .....     60,217      2,054,002     1.30
Other Securities (a)......                 1,228,129     0.77
                                        ------------   ------
                                           4,829,422     3.05
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
AT&T, Inc. ...............     94,464      2,346,486     1.48
Verizon Communications,
  Inc. ...................     44,680      1,373,016     0.87
Other Securities (a)......                   588,183     0.37
                                        ------------   ------
                                           4,307,685     2.72
                                        ------------   ------
ELECTRIC UTILITIES
Exelon Corp. .............     10,686        547,230     0.35
Other Securities (a)......                 2,719,306     1.71
                                        ------------   ------
                                           3,266,536     2.06
                                        ------------   ------
ELECTRICAL EQUIPMENT
Other Securities (a)......                 1,153,740     0.73
                                        ------------   ------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Other Securities (a)......                 1,399,189     0.88
                                        ------------   ------
ENERGY EQUIPMENT & SERVICES
Schlumberger, Ltd. .......     19,831      1,073,055     0.68
Other Securities (a)......                 1,842,218     1.16
                                        ------------   ------
                                           2,915,273     1.84
                                        ------------   ------
FOOD & STAPLES RETAILING
CVS Caremark Corp. .......     24,309        774,728     0.49
Wal-Mart Stores, Inc. ....     34,073      1,650,496     1.04
Other Securities (a)......                 1,496,870     0.95
                                        ------------   ------
                                           3,922,094     2.48
                                        ------------   ------
FOOD PRODUCTS
Kraft Foods, Inc. ........     22,909        580,514     0.37
Other Securities (a)......                 2,215,162     1.40
                                        ------------   ------
                                           2,795,676     1.77
                                        ------------   ------
GAS UTILITIES
Other Securities (a)......                   222,017     0.14
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES TOTAL MARKET ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION          SHARES        VALUE      ASSETS
--------------------          ------        -----      ------
HEALTH CARE EQUIPMENT & SUPPLIES
Medtronic, Inc. ..........     18,795   $    655,758     0.41%
Other Securities (a)......                 2,862,131     1.81
                                        ------------   ------
                                           3,517,889     2.22
                                        ------------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities (a)......                 3,673,108     2.32
                                        ------------   ------
HEALTH CARE TECHNOLOGY
Other Securities (a)......                   141,348     0.09
                                        ------------   ------
HOTELS, RESTAURANTS & LEISURE
McDonald's Corp. .........     17,720      1,018,723     0.64
Other Securities (a)......                 1,783,135     1.13
                                        ------------   ------
                                           2,801,858     1.77
                                        ------------   ------
HOUSEHOLD DURABLES
Other Securities (a)......                   924,664     0.58
                                        ------------   ------
HOUSEHOLD PRODUCTS
Colgate-Palmolive Co. ....      8,017        567,123     0.36
Procter & Gamble Co. .....     46,888      2,395,977     1.51
Other Securities (a)......                   656,755     0.42
                                        ------------   ------
                                           3,619,855     2.29
                                        ------------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities (a)......                   550,135     0.35
                                        ------------   ------
INDUSTRIAL CONGLOMERATES
3M Co. ...................     10,326        620,593     0.39
General Electric Co. .....    171,333      2,008,023     1.27
Other Securities (a)......                   140,037     0.09
                                        ------------   ------
                                           2,768,653     1.75
                                        ------------   ------
INSURANCE
Berkshire Hathaway, Inc.
  (Class A) (b)...........         17      1,530,000     0.97
Other Securities (a)......                 4,078,931     2.58
                                        ------------   ------
                                           5,608,931     3.55
                                        ------------   ------
INTERNET & CATALOG RETAIL
Other Securities (a)......                   644,793     0.41
                                        ------------   ------
INTERNET SOFTWARE & SERVICES
Google, Inc. (Class A)
  (b).....................      3,671      1,547,657     0.98
Other Securities (a)......                   987,372     0.62
                                        ------------   ------
                                           2,535,029     1.60
                                        ------------   ------
IT SERVICES
Other Securities (a)......                 2,578,598     1.63
                                        ------------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities..........                   312,776     0.20
                                        ------------   ------
LIFE SCIENCES TOOLS & SERVICES
Other Securities (a)......                 1,113,175     0.70
                                        ------------   ------
MACHINERY
Other Securities (a)......                 2,871,869     1.82
                                        ------------   ------
MEDIA
Comcast Corp. (Class A)...     44,851        649,891     0.41
The Walt Disney Co. ......     27,667        645,471     0.41
Time Warner, Inc. ........     21,191        533,801     0.34
Other Securities (a)......                 2,274,460     1.43
                                        ------------   ------
                                           4,103,623     2.59
                                        ------------   ------
METALS & MINING
Other Securities (a)......                 1,598,583     1.01
                                        ------------   ------
MULTI-UTILITIES
Other Securities (a)......                 1,807,008     1.14
                                        ------------   ------
MULTILINE RETAIL
Other Securities (a)......                 1,274,828     0.81
                                        ------------   ------
OFFICE ELECTRONICS
Other Securities (a)......                   160,164     0.10
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Chevron Corp. ............     32,554      2,156,703     1.36
ConocoPhillips............     21,501        904,332     0.57
Exxon Mobil Corp. ........     79,029      5,524,917     3.49
Occidental Petroleum
  Corp. ..................     13,354        878,827     0.56
Other Securities (a)......                 6,399,483     4.05
                                        ------------   ------
                                          15,864,262    10.03
                                        ------------   ------
PAPER & FOREST PRODUCTS
Other Securities..........                   322,887     0.20
                                        ------------   ------
PERSONAL PRODUCTS
Other Securities (a)......                   347,068     0.22
                                        ------------   ------
PHARMACEUTICALS
Abbott Laboratories.......     24,929      1,172,660     0.74
Bristol-Myers Squibb
  Co. ....................     30,471        618,866     0.39
Johnson & Johnson.........     44,069      2,503,119     1.58
Merck & Co., Inc. ........     34,373        961,069     0.61
Pfizer, Inc. .............    107,742      1,616,130     1.02
Schering-Plough Corp. ....     26,059        654,602     0.41
Wyeth.....................     21,032        954,643     0.60
Other Securities (a)......                 1,369,046     0.88
                                        ------------   ------
                                           9,850,135     6.23
                                        ------------   ------
PROFESSIONAL SERVICES
Other Securities (a)......                   481,886     0.30
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
Other Securities (a)......                 2,774,050     1.75
                                        ------------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (a)......                   167,001     0.11
                                        ------------   ------
ROAD & RAIL
Other Securities (a)......                 1,567,248     0.99
                                        ------------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Intel Corp. ..............     89,506      1,481,324     0.94
Other Securities (a)......                 2,687,647     1.69
                                        ------------   ------
                                           4,168,971     2.63
                                        ------------   ------
SOFTWARE
Microsoft Corp. ..........    126,579      3,008,783     1.90
Oracle Corp. .............     63,797      1,366,532     0.86
Other Securities (a)......                 2,280,450     1.45
                                        ------------   ------
                                           6,655,765     4.21
                                        ------------   ------
SPECIALTY RETAIL
The Home Depot, Inc. .....     28,248        667,500     0.42
Other Securities (a)......                 2,783,490     1.76
                                        ------------   ------
                                           3,450,990     2.18
                                        ------------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities (a)......                   717,673     0.45
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES TOTAL MARKET ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION          SHARES        VALUE      ASSETS
--------------------          ------        -----      ------
THRIFTS & MORTGAGE FINANCE
Other Securities (a)......              $    540,735     0.34%
                                        ------------   ------
TOBACCO
Altria Group, Inc. .......     33,250        544,968     0.35
Philip Morris
  International, Inc. ....     31,598      1,378,305     0.87
Other Securities..........                   289,855     0.18
                                        ------------   ------
                                           2,213,128     1.40
                                        ------------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities (a)......                   223,334     0.14
                                        ------------   ------
WATER UTILITIES
Other Securities (a)......                   240,115     0.15
                                        ------------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities..........                   839,159     0.53
                                        ------------   ------
TOTAL COMMON STOCKS --
  (Cost $185,272,494).....               157,601,112    99.60
                                        ------------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending
  Prime Portfolio (d)(e)..  7,113,997      7,113,997     4.50
STIC Prime Portfolio......  1,164,008      1,164,008     0.73
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $8,278,005).......                 8,278,005     5.23
                                        ------------   ------
TOTAL INVESTMENTS (F)
  (Cost $193,550,499).....               165,879,117   104.83
OTHER ASSETS AND
  LIABILITIES.............                (7,641,106)   (4.83)
                                        ------------   ------
NET ASSETS................              $158,238,011   100.00
                                        ============   ======




Other Securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2009.
   (a) Security, or portion thereof, was on loan at June 30, 2009.
   (b) Non-income producing security.
   (c) Affiliated issuer. (Note 3)
   (d) Investments of cash collateral for securities loaned.
   (e) Affiliated Fund managed by SSgA Funds Management, Inc.
   (f) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
United Technologies Corp.
  (a)....................       3,859   $    200,514     0.52%
Other Securities (a).....                    731,540     1.91
                                        ------------   ------
                                             932,054     2.43
                                        ------------   ------
AIR FREIGHT & LOGISTICS
United Parcel Service,
  Inc. (Class B) (a).....       3,048        152,370     0.40
Other Securities (a).....                    140,335     0.36
                                        ------------   ------
                                             292,705     0.76
                                        ------------   ------
AIRLINES
Other Securities (a).....                     45,162     0.12
                                        ------------   ------
AUTO COMPONENTS
Other Securities (a).....                     84,918     0.22
                                        ------------   ------
AUTOMOBILES
Other Securities (a).....                    100,294     0.26
                                        ------------   ------
BEVERAGES
PepsiCo, Inc. ...........       6,873        377,740     0.98
The Coca-Cola Co. (a)....       9,248        443,812     1.16
Other Securities (a).....                    139,245     0.36
                                        ------------   ------
                                             960,797     2.50
                                        ------------   ------
BIOTECHNOLOGY
Amgen, Inc. (b)..........       4,449        235,530     0.61
Gilead Sciences, Inc.
  (b)....................       4,005        187,594     0.49
Other Securities (a).....                    312,378     0.81
                                        ------------   ------
                                             735,502     1.91
                                        ------------   ------
BUILDING PRODUCTS
Other Securities (a).....                     15,395     0.04
                                        ------------   ------
CAPITAL MARKETS
Morgan Stanley (a).......       5,283        150,618     0.39
State Street Corp. (c)...       2,069         97,657     0.25
The Bank of New York
  Mellon Corp. ..........       5,216        152,881     0.40
The Goldman Sachs Group,
  Inc. (a)...............       1,856        273,649     0.71
Other Securities (a).....                    411,016     1.08
                                        ------------   ------
                                           1,085,821     2.83
                                        ------------   ------
CHEMICALS
Monsanto Co. (a).........       2,380        176,929     0.46
Other Securities (a).....                    567,377     1.48
                                        ------------   ------
                                             744,306     1.94
                                        ------------   ------
COMMERCIAL BANKS
Wells Fargo & Co. (a)....      19,678        477,388     1.24
Other Securities (a).....                    404,110     1.05
                                        ------------   ------
                                             881,498     2.29
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities (a).....                    227,948     0.59
                                        ------------   ------
COMMUNICATIONS EQUIPMENT
Cisco Systems, Inc. (b)..      25,047        466,876     1.21
QUALCOMM, Inc. (a).......       7,112        321,462     0.84
Other Securities (a).....                    135,244     0.35
                                        ------------   ------
                                             923,582     2.40
                                        ------------   ------
COMPUTERS & PERIPHERALS
Apple, Inc. (b)..........       3,904        556,047     1.45
Hewlett-Packard Co. .....      10,475        404,859     1.05
International Business
  Machines Corp. ........       5,747        600,102     1.56
Other Securities (a).....                    370,030     0.97
                                        ------------   ------
                                           1,931,038     5.03
                                        ------------   ------
CONSTRUCTION & ENGINEERING
Other Securities (a).....                    137,028     0.36
                                        ------------   ------
CONSTRUCTION MATERIALS
Other Securities (a).....                     31,517     0.08
                                        ------------   ------
CONSUMER FINANCE
Other Securities (a).....                    192,035     0.50
                                        ------------   ------
CONTAINERS & PACKAGING
Other Securities (a).....                    112,768     0.29
                                        ------------   ------
DISTRIBUTORS
Other Securities (a).....                     23,626     0.06
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities (a).....                    123,949     0.32
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
Bank of America Corp.
  (a)....................      33,243        438,808     1.14
JPMorgan Chase & Co.
  (a)....................      16,285        555,481     1.45
Other Securities (a).....                    276,322     0.72
                                        ------------   ------
                                           1,270,611     3.31
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
AT&T, Inc. ..............      25,866        642,511     1.67
Verizon Communications,
  Inc. (a)...............      12,560        385,969     1.00
Other Securities (a).....                    103,825     0.28
                                        ------------   ------
                                           1,132,305     2.95
                                        ------------   ------
ELECTRIC UTILITIES
Other Securities (a).....                    845,520     2.20
                                        ------------   ------
ELECTRICAL EQUIPMENT
Other Securities (a).....                    234,008     0.61
                                        ------------   ------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Other Securities (a).....                    263,976     0.69
                                        ------------   ------
ENERGY EQUIPMENT & SERVICES
Schlumberger, Ltd. (a)...       5,240        283,536     0.74
Other Securities (a).....                    407,315     1.06
                                        ------------   ------
                                             690,851     1.80
                                        ------------   ------
FOOD & STAPLES RETAILING
CVS Caremark Corp. (a)...       6,300        200,781     0.52
Wal-Mart Stores, Inc. ...       9,807        475,051     1.24
Other Securities (a).....                    391,617     1.02
                                        ------------   ------
                                           1,067,449     2.78
                                        ------------   ------
FOOD PRODUCTS
Kraft Foods, Inc. (a)....       5,919        149,987     0.39
Other Securities (a).....                    508,011     1.32
                                        ------------   ------
                                             657,998     1.71
                                        ------------   ------
GAS UTILITIES
Other Securities (a).....                    117,991     0.31
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
HEALTH CARE EQUIPMENT & SUPPLIES
Medtronic, Inc. .........       4,946   $    172,566     0.45%
Other Securities (a).....                    671,751     1.75
                                        ------------   ------
                                             844,317     2.20
                                        ------------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities (a).....                    804,999     2.10
                                        ------------   ------
HEALTH CARE TECHNOLOGY
Other Securities (a).....                     27,497     0.07
                                        ------------   ------
HOTELS, RESTAURANTS & LEISURE
McDonald's Corp. ........       4,898        281,586     0.73
Other Securities (a).....                    307,907     0.80
                                        ------------   ------
                                             589,493     1.53
                                        ------------   ------
HOUSEHOLD DURABLES
Other Securities (a).....                    140,315     0.37
                                        ------------   ------
HOUSEHOLD PRODUCTS
Colgate-Palmolive Co.
  (a)....................       2,140        151,384     0.39
Procter & Gamble Co. ....      12,761        652,087     1.70
Other Securities (a).....                    158,193     0.41
                                        ------------   ------
                                             961,664     2.50
                                        ------------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities (a).....                    124,690     0.32
                                        ------------   ------
INDUSTRIAL CONGLOMERATES
3M Co. ..................       2,822        169,602     0.44
General Electric Co.
  (a)....................      45,957        538,616     1.40
Other Securities (a).....                     31,309     0.08
                                        ------------   ------
                                             739,527     1.92
                                        ------------   ------
INSURANCE
Berkshire Hathaway, Inc.
  (Class A) (b)..........           5        450,000     1.17
Other Securities (a).....                    957,565     2.49
                                        ------------   ------
                                           1,407,565     3.66
                                        ------------   ------
INTERNET & CATALOG RETAIL
Other Securities (a).....                    168,878     0.44
                                        ------------   ------
INTERNET SOFTWARE & SERVICES
Google, Inc. (Class A)
  (b)....................       1,010        425,806     1.11
Other Securities (a).....                    205,903     0.53
                                        ------------   ------
                                             631,709     1.64
                                        ------------   ------
IT SERVICES
Other Securities (a).....                    667,874     1.74
                                        ------------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities (a).....                     38,636     0.10
                                        ------------   ------
LIFE SCIENCES TOOLS & SERVICES
Other Securities (a).....                    220,113     0.57
                                        ------------   ------
MACHINERY
Other Securities (a).....                    585,706     1.52
                                        ------------   ------
MEDIA
Comcast Corp. (Class A)..      12,672        183,617     0.48
The Walt Disney Co. (a)..       7,641        178,265     0.46
Other Securities (a).....                    686,444     1.79
                                        ------------   ------
                                           1,048,326     2.73
                                        ------------   ------
METALS & MINING
Other Securities (a).....                    374,090     0.97
                                        ------------   ------
MULTI-UTILITIES
Other Securities (a).....                    553,447     1.44
                                        ------------   ------
MULTILINE RETAIL
Other Securities (a).....                    282,521     0.74
                                        ------------   ------
OFFICE ELECTRONICS
Other Securities (a).....                     24,773     0.06
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Chevron Corp. ...........       8,796        582,735     1.52
ConocoPhillips (a).......       5,667        238,354     0.62
Exxon Mobil Corp. (a)....      21,570      1,507,959     3.92
Occidental Petroleum
  Corp. .................       3,563        234,481     0.61
Other Securities (a).....                  1,522,178     3.96
                                        ------------   ------
                                           4,085,707    10.63
                                        ------------   ------
PAPER & FOREST PRODUCTS
Other Securities (a).....                     65,339     0.17
                                        ------------   ------
PERSONAL PRODUCTS
Other Securities (a).....                     77,409     0.20
                                        ------------   ------
PHARMACEUTICALS
Abbott Laboratories......       6,661        313,334     0.81
Bristol-Myers Squibb
  Co. ...................       8,657        175,824     0.46
Johnson & Johnson........      12,037        683,702     1.78
Merck & Co., Inc. (a)....       9,291        259,776     0.68
Pfizer, Inc. (a).........      29,297        439,455     1.14
Schering-Plough Corp. ...       7,128        179,055     0.47
Wyeth....................       5,765        261,673     0.68
Other Securities (a).....                    311,397     0.81
                                        ------------   ------
                                           2,624,216     6.83
                                        ------------   ------
PROFESSIONAL SERVICES
Other Securities (a).....                     92,832     0.24
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
Other Securities (a).....                    467,882     1.22
                                        ------------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (a).....                     17,644     0.05
                                        ------------   ------
ROAD & RAIL
Other Securities (a).....                    356,313     0.93
                                        ------------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Intel Corp. (a)..........      24,228        400,973     1.04
Other Securities (a).....                    557,681     1.46
                                        ------------   ------
                                             958,654     2.50
                                        ------------   ------
SOFTWARE
Microsoft Corp. .........      34,418        818,116     2.13
Oracle Corp. (a).........      16,621        356,022     0.93
Other Securities (a).....                    445,481     1.16
                                        ------------   ------
                                           1,619,619     4.22
                                        ------------   ------
SPECIALTY RETAIL
The Home Depot, Inc.
  (a)....................       7,476        176,658     0.46
Other Securities (a).....                    582,268     1.52
                                        ------------   ------
                                             758,926     1.98
                                        ------------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities (a).....                    132,754     0.35
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
THRIFTS & MORTGAGE FINANCE
Other Securities (a).....               $     63,540     0.17%
                                        ------------   ------
TOBACCO
Philip Morris
  International, Inc.
  (a)....................       8,587        374,565     0.97
Other Securities (a).....                    226,757     0.59
                                        ------------   ------
                                             601,322     1.56
                                        ------------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities (a).....                     50,711     0.13
                                        ------------   ------
WATER UTILITIES
Other Securities (a).....                     19,127     0.05
                                        ------------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities (a).....                    205,658     0.54
                                        ------------   ------
TOTAL COMMON STOCKS --
  (Cost $38,988,829).....                 38,296,445    99.68
                                        ------------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending
  Prime Portfolio
     (d)(e)..............  10,783,247     10,783,247    28.07
STIC Prime Portfolio.....     263,385        263,385     0.68
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $11,046,632).....                 11,046,632    28.75
                                        ------------   ------
TOTAL INVESTMENTS (F)
  (Cost $50,035,461).....                 49,343,077   128.43
OTHER ASSETS AND
  LIABILITIES............                (10,924,092)  (28.43)
                                        ------------   ------
NET ASSETS...............               $ 38,418,985   100.00
                                        ============   ======




Other Securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2009.
   (a) Security, or portion thereof, was on loan at June 30, 2009.
   (b) Non-income producing security.
   (c) Affiliated issuer. (Note 3)
   (d) Investments of cash collateral for securities loaned.
   (e) Affiliated Fund managed by SSgA Funds Management, Inc.
   (f) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                        % OF
                                                         NET
SECURITY DESCRIPTION          SHARES        VALUE      ASSETS
--------------------          ------        -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Other Securities (a)......              $    963,075     0.62%
                                        ------------   ------
AIR FREIGHT & LOGISTICS
Other Securities..........                 1,174,200     0.76
                                        ------------   ------
AIRLINES
Other Securities (a)......                   219,810     0.14
                                        ------------   ------
AUTO COMPONENTS
Other Securities (a)......                   239,467     0.16
                                        ------------   ------
AUTOMOBILES
Ford Motor Co. (a)(b).....    117,904        715,677     0.46
                                        ------------   ------
BEVERAGES
PepsiCo, Inc. ............     57,376      3,153,385     2.04
Other Securities (a)......                   227,643     0.14
                                        ------------   ------
                                           3,381,028     2.18
                                        ------------   ------
BIOTECHNOLOGY
Amgen, Inc. (b)...........     37,159      1,967,197     1.27
Celgene Corp. (b).........     16,871        807,109     0.52
Gilead Sciences, Inc.
  (b).....................     33,261      1,557,945     1.00
Other Securities (a)......                 1,845,090     1.20
                                        ------------   ------
                                           6,177,341     3.99
                                        ------------   ------
CAPITAL MARKETS
Other Securities (a)......                 2,978,020     1.92
                                        ------------   ------
CHEMICALS
Monsanto Co. .............     19,762      1,469,107     0.95
Praxair, Inc. ............     11,305        803,446     0.52
Other Securities..........                 1,103,802     0.71
                                        ------------   ------
                                           3,376,355     2.18
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)......                 1,290,560     0.83
                                        ------------   ------
COMMUNICATIONS EQUIPMENT
Cisco Systems, Inc. (b)...    211,498      3,942,323     2.54
QUALCOMM, Inc. ...........     60,158      2,719,142     1.76
Other Securities..........                 1,132,734     0.73
                                        ------------   ------
                                           7,794,199     5.03
                                        ------------   ------
COMPUTERS & PERIPHERALS
Apple, Inc. (b)...........     32,503      4,629,402     2.99
Dell, Inc. (b)............     63,366        870,015     0.56
EMC Corp. (b).............     73,588        964,003     0.62
Hewlett-Packard Co. ......     88,290      3,412,409     2.20
Other Securities..........                 1,027,460     0.67
                                        ------------   ------
                                          10,903,289     7.04
                                        ------------   ------
CONSTRUCTION & ENGINEERING
Other Securities..........                   988,073     0.64
                                        ------------   ------
CONSTRUCTION MATERIALS
Other Securities (a)......                   282,937     0.18
                                        ------------   ------
CONSUMER FINANCE
Other Securities..........                   176,315     0.11
                                        ------------   ------
CONTAINERS & PACKAGING
Other Securities..........                   498,391     0.32
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities (a)......                   787,823     0.51
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
CME Group, Inc. ..........      2,463        766,264     0.50
Other Securities..........                   991,713     0.64
                                        ------------   ------
                                           1,757,977     1.14
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities (a)......                   233,400     0.15
                                        ------------   ------
ELECTRIC UTILITIES
Other Securities (a)......                   234,440     0.15
                                        ------------   ------
ELECTRICAL EQUIPMENT
Emerson Electric Co. .....     27,675        896,670     0.58
Other Securities (a)......                   840,279     0.54
                                        ------------   ------
                                           1,736,949     1.12
                                        ------------   ------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Corning, Inc. ............     57,347        920,993     0.60
Other Securities (a)......                 1,174,708     0.75
                                        ------------   ------
                                           2,095,701     1.35
                                        ------------   ------
ENERGY EQUIPMENT & SERVICES
Halliburton Co. ..........     32,853        680,057     0.44
Schlumberger, Ltd. .......     43,701      2,364,661     1.53
Other Securities (a)......                 2,623,592     1.69
                                        ------------   ------
                                           5,668,310     3.66
                                        ------------   ------
FOOD & STAPLES RETAILING
Costco Wholesale Corp. ...     15,829        723,385     0.47
CVS Caremark Corp. .......     52,304      1,666,928     1.08
Wal-Mart Stores, Inc. ....     81,867      3,965,638     2.56
Walgreen Co. .............     36,285      1,066,779     0.69
Other Securities (a)......                   582,201     0.37
                                        ------------   ------
                                           8,004,931     5.17
                                        ------------   ------
FOOD PRODUCTS
Other Securities (a)......                   768,894     0.50
                                        ------------   ------
GAS UTILITIES
Other Securities..........                   562,508     0.36
                                        ------------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Baxter International,
  Inc. ...................     22,062      1,168,403     0.75
Medtronic, Inc. ..........     41,070      1,432,932     0.93
Other Securities (a)......                 4,072,872     2.63
                                        ------------   ------
                                           6,674,207     4.31
                                        ------------   ------
HEALTH CARE PROVIDERS & SERVICES
Medco Health Solutions,
  Inc. (b)................     17,678        806,294     0.52
UnitedHealth Group,
  Inc. ...................     43,619      1,089,603     0.70
WellPoint, Inc. (b).......     17,805        906,096     0.59
Other Securities (a)......                 2,983,807     1.93
                                        ------------   ------
                                           5,785,800     3.74
                                        ------------   ------
HEALTH CARE TECHNOLOGY
Other Securities..........                   225,347     0.15
                                        ------------   ------
HOTELS, RESTAURANTS & LEISURE
Other Securities (a)......                 1,971,244     1.27
                                        ------------   ------
HOUSEHOLD DURABLES
Other Securities (a)......                   169,445     0.11
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION          SHARES        VALUE      ASSETS
--------------------          ------        -----      ------
HOUSEHOLD PRODUCTS
Colgate-Palmolive Co. ....     18,305   $  1,294,896     0.84%
Other Securities..........                   267,137     0.17
                                        ------------   ------
                                           1,562,033     1.01
                                        ------------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities (a)......                 1,050,159     0.68
                                        ------------   ------
INDUSTRIAL CONGLOMERATES
Other Securities..........                   165,425     0.11
                                        ------------   ------
INSURANCE
Berkshire Hathaway, Inc.
  (Class A) (a)(b)........         42      3,780,000     2.44
Other Securities..........                   548,754     0.36
                                        ------------   ------
                                           4,328,754     2.80
                                        ------------   ------
INTERNET & CATALOG RETAIL
Amazon.com, Inc. (b)......     11,307        945,943     0.61
Other Securities (a)......                   464,431     0.30
                                        ------------   ------
                                           1,410,374     0.91
                                        ------------   ------
INTERNET SOFTWARE & SERVICES
eBay, Inc. (b)............     40,390        691,881     0.45
Google, Inc. (Class A)
  (b).....................      8,388      3,536,297     2.28
Yahoo!, Inc. (a)(b).......     47,957        751,007     0.49
Other Securities (a)......                   309,472     0.20
                                        ------------   ------
                                           5,288,657     3.42
                                        ------------   ------
IT SERVICES
Accenture, Ltd. (Class
  A)......................     21,520        720,059     0.47
Visa, Inc. (Class A) (a)..     15,741        980,035     0.63
Other Securities (a)......                 3,526,849     2.28
                                        ------------   ------
                                           5,226,943     3.38
                                        ------------   ------
LIFE SCIENCES TOOLS & SERVICES
Other Securities (a)......                 1,824,884     1.18
                                        ------------   ------
MACHINERY
Caterpillar, Inc. (a).....     22,092        729,920     0.47
Other Securities (a)......                 2,916,308     1.89
                                        ------------   ------
                                           3,646,228     2.36
                                        ------------   ------
MEDIA
Comcast Corp. (Class A)...    105,205      1,524,420     0.98
The Walt Disney Co. ......     63,435      1,479,939     0.96
Time Warner, Inc. ........     43,628      1,098,989     0.71
Other Securities (a)......                 3,042,787     1.97
                                        ------------   ------
                                           7,146,135     4.62
                                        ------------   ------
METALS & MINING
Freeport-McMoRan Copper &
  Gold, Inc. .............     15,052        754,256     0.49
Newmont Mining Corp. .....     17,506        715,470     0.46
Other Securities (a)......                 1,124,964     0.73
                                        ------------   ------
                                           2,594,690     1.68
                                        ------------   ------
MULTI-UTILITIES
Other Securities..........                   114,579     0.07
                                        ------------   ------
MULTILINE RETAIL
Target Corp. .............     25,053        988,842     0.64
Other Securities (a)......                 1,053,314     0.68
                                        ------------   ------
                                           2,042,156     1.32
                                        ------------   ------
OFFICE ELECTRONICS
Other Securities..........                   202,954     0.13
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Anadarko Petroleum
  Corp. ..................     18,301        830,682     0.54
Occidental Petroleum
  Corp. ..................     29,670      1,952,583     1.26
XTO Energy, Inc. .........     21,159        807,004     0.52
Other Securities (a)......                 6,139,611     3.97
                                        ------------   ------
                                           9,729,880     6.29
                                        ------------   ------
PERSONAL PRODUCTS
Other Securities (a)......                   535,726     0.35
                                        ------------   ------
PHARMACEUTICALS
Other Securities (a)......                   733,365     0.47
                                        ------------   ------
PROFESSIONAL SERVICES
Other Securities (a)......                   757,575     0.49
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
Other Securities (a)......                 1,099,491     0.71
                                        ------------   ------
ROAD & RAIL
Other Securities (a)......                   159,352     0.10
                                        ------------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Texas Instruments, Inc. ..     46,647        993,581     0.64
Other Securities (a)......                 3,655,532     2.36
                                        ------------   ------
                                           4,649,113     3.00
                                        ------------   ------
SOFTWARE
Microsoft Corp. ..........    289,115      6,872,264     4.44
Oracle Corp. .............    140,247      3,004,091     1.94
Other Securities (a)......                 3,600,759     2.33
                                        ------------   ------
                                          13,477,114     8.71
                                        ------------   ------
SPECIALTY RETAIL
Lowe's Cos., Inc. ........     53,534      1,039,095     0.67
The Home Depot, Inc. .....     62,049      1,466,218     0.95
Other Securities (a)......                 3,700,397     2.39
                                        ------------   ------
                                           6,205,710     4.01
                                        ------------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities (a)......                   930,963     0.60
                                        ------------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities..........                   265,815     0.17
                                        ------------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities (a)......                   220,917     0.14
                                        ------------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities (a)......                 1,202,259     0.78
                                        ------------   ------
TOTAL COMMON STOCKS --
  (Cost $206,159,404).....               154,406,964    99.74
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION          SHARES        VALUE      ASSETS
--------------------          ------        -----      ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending
  Prime Portfolio (c)(d)..  8,792,553   $  8,792,553     5.68%
STIC Prime Portfolio......    702,984        702,984     0.45
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $9,495,537).......                 9,495,537     6.13
                                        ------------   ------
TOTAL INVESTMENTS (E)
  (Cost $215,654,941).....               163,902,501   105.87
OTHER ASSETS AND
  LIABILITIES.............                (9,085,566)   (5.87)
                                        ------------   ------
NET ASSETS................              $154,816,935   100.00
                                        ============   ======




Other Securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2009.
   (a) Security, or portion thereof, was on loan at June 30, 2009.
   (b) Non-income producing security.
   (c) Investments of cash collateral for securities loaned.
   (d) Affiliated Fund managed by SSgA Funds Management, Inc.
   (e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                        % OF
                                                         NET
SECURITY DESCRIPTION          SHARES        VALUE      ASSETS
--------------------          ------        -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Boeing Co. ...............     14,223   $    604,478     0.61%
Honeywell International,
  Inc. ...................     14,669        460,607     0.46
Lockheed Martin Corp. ....      6,713        541,403     0.55
United Technologies
  Corp. ..................     19,009        987,708     1.00
Other Securities (a)......                 1,434,550     1.44
                                        ------------   ------
                                           4,028,746     4.06
                                        ------------   ------
AIR FREIGHT & LOGISTICS
United Parcel Service,
  Inc. (Class B)..........     15,128        756,249     0.76
                                        ------------   ------
AIRLINES
Other Securities..........                    95,888     0.10
                                        ------------   ------
AUTO COMPONENTS
Other Securities (a)......                   277,777     0.28
                                        ------------   ------
AUTOMOBILES
Other Securities (a)......                    82,266     0.08
                                        ------------   ------
BEVERAGES
The Coca-Cola Co. ........     46,160      2,215,219     2.23
Other Securities..........                   543,140     0.55
                                        ------------   ------
                                           2,758,359     2.78
                                        ------------   ------
BUILDING PRODUCTS
Other Securities (a)......                    74,274     0.07
                                        ------------   ------
CAPITAL MARKETS
Morgan Stanley............     26,258        748,615     0.75
State Street Corp. (b)....     10,424        492,013     0.50
The Bank of New York
  Mellon Corp. ...........     25,858        757,898     0.76
The Goldman Sachs Group,
  Inc. ...................      9,228      1,360,576     1.37
Other Securities (a)......                   283,414     0.29
                                        ------------   ------
                                           3,642,516     3.67
                                        ------------   ------
CHEMICALS
E. I. du Pont de Nemours &
  Co. ....................     18,372        470,691     0.47
Other Securities (a)......                 1,235,060     1.25
                                        ------------   ------
                                           1,705,751     1.72
                                        ------------   ------
COMMERCIAL BANKS
U.S. Bancorp..............     38,085        682,483     0.69
Wells Fargo & Co. ........     97,972      2,376,801     2.39
Other Securities (a)......                 1,318,287     1.33
                                        ------------   ------
                                           4,377,571     4.41
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)......                   386,013     0.39
                                        ------------   ------
COMPUTERS & PERIPHERALS
International Business
  Machines Corp. .........     28,709      2,997,794     3.02
Other Securities..........                   144,324     0.15
                                        ------------   ------
                                           3,142,118     3.17
                                        ------------   ------
CONSTRUCTION & ENGINEERING
Other Securities..........                    91,662     0.09
                                        ------------   ------
CONSUMER FINANCE
American Express Co. .....     23,073        536,216     0.54
Other Securities (a)......                   317,543     0.32
                                        ------------   ------
                                             853,759     0.86
                                        ------------   ------
CONTAINERS & PACKAGING
Other Securities..........                   257,994     0.26
                                        ------------   ------
DISTRIBUTORS
Other Securities..........                   114,742     0.12
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities..........                   146,028     0.15
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
Bank of America Corp. ....    165,881      2,189,629     2.21
JPMorgan Chase & Co. .....     80,982      2,762,296     2.78
Other Securities (a)......                   332,691     0.34
                                        ------------   ------
                                           5,284,616     5.33
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
AT&T, Inc. ...............    128,901      3,201,901     3.23
Verizon Communications,
  Inc. ...................     62,024      1,905,997     1.92
Other Securities (a)......                   368,646     0.37
                                        ------------   ------
                                           5,476,544     5.52
                                        ------------   ------
ELECTRIC UTILITIES
Exelon Corp. .............     14,349        734,812     0.74
FPL Group, Inc. ..........      8,214        467,048     0.47
The Southern Co. .........     16,843        524,828     0.53
Other Securities (a)......                 2,371,019     2.39
                                        ------------   ------
                                           4,097,707     4.13
                                        ------------   ------
ELECTRICAL EQUIPMENT
Other Securities..........                   123,692     0.12
                                        ------------   ------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Other Securities (a)......                    60,900     0.06
                                        ------------   ------
ENERGY EQUIPMENT & SERVICES
Other Securities..........                    46,471     0.05
                                        ------------   ------
FOOD & STAPLES RETAILING
Other Securities..........                   548,170     0.55
                                        ------------   ------
FOOD PRODUCTS
Kraft Foods, Inc. ........     29,129        738,129     0.75
Other Securities (a)......                 2,076,671     2.09
                                        ------------   ------
                                           2,814,800     2.84
                                        ------------   ------
GAS UTILITIES
Other Securities (a)......                   250,887     0.25
                                        ------------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities (a)......                   229,752     0.23
                                        ------------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities (a)......                   591,023     0.60
                                        ------------   ------
HOTELS, RESTAURANTS & LEISURE
McDonald's Corp. .........     24,178      1,389,993     1.40
Other Securities (a)......                   361,640     0.37
                                        ------------   ------
                                           1,751,633     1.77
                                        ------------   ------
HOUSEHOLD DURABLES
Other Securities (a)......                   600,198     0.61
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION          SHARES        VALUE      ASSETS
--------------------          ------        -----      ------
HOUSEHOLD PRODUCTS
Kimberly-Clark Corp. .....      9,078   $    475,960     0.48%
Procter & Gamble Co. .....     63,771      3,258,698     3.28
Other Securities (a)......                   168,718     0.17
                                        ------------   ------
                                           3,903,376     3.93
                                        ------------   ------
INDUSTRIAL CONGLOMERATES
3M Co. ...................     13,911        836,051     0.84
General Electric Co. .....    229,863      2,693,994     2.72
Other Securities (a)......                    60,622     0.06
                                        ------------   ------
                                           3,590,667     3.62
                                        ------------   ------
INSURANCE
The Travelers Cos.,
  Inc. ...................     12,620        517,925     0.52
Other Securities (a)......                 3,936,874     3.97
                                        ------------   ------
                                           4,454,799     4.49
                                        ------------   ------
IT SERVICES
Other Securities..........                   200,545     0.20
                                        ------------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities..........                   190,145     0.19
                                        ------------   ------
MACHINERY
Other Securities (a)......                   719,653     0.73
                                        ------------   ------
MEDIA
News Corp. (Class A)......     50,625        461,194     0.46
Other Securities (a)......                   505,277     0.51
                                        ------------   ------
                                             966,471     0.97
                                        ------------   ------
METALS & MINING
Other Securities (a)......                   328,775     0.33
                                        ------------   ------
MULTI-UTILITIES
Dominion Resources,
  Inc. ...................     12,682        423,832     0.43
Other Securities (a)......                 2,263,832     2.28
                                        ------------   ------
                                           2,687,664     2.71
                                        ------------   ------
MULTILINE RETAIL
Other Securities (a)......                   193,871     0.20
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Apache Corp. .............      7,185        518,398     0.52
Chevron Corp. ............     43,626      2,890,223     2.91
ConocoPhillips............     28,264      1,188,784     1.20
Devon Energy Corp. .......      9,130        497,585     0.50
Exxon Mobil Corp. ........    107,434      7,510,711     7.57
Marathon Oil Corp. .......     15,536        468,100     0.47
Other Securities (a)......                 1,483,053     1.50
                                        ------------   ------
                                          14,556,854    14.67
                                        ------------   ------
PAPER & FOREST PRODUCTS
Other Securities (a)......                   327,900     0.33
                                        ------------   ------
PERSONAL PRODUCTS
Other Securities..........                    70,485     0.07
                                        ------------   ------
PHARMACEUTICALS
Abbott Laboratories.......     33,387      1,570,525     1.58
Bristol-Myers Squibb
  Co. ....................     42,675        866,729     0.87
Eli Lilly & Co. ..........     21,303        737,936     0.74
Johnson & Johnson.........     60,178      3,418,110     3.45
Merck & Co., Inc. ........     45,864      1,282,357     1.29
Pfizer, Inc. .............    146,234      2,193,510     2.21
Schering-Plough Corp. ....     35,101        881,737     0.89
Wyeth.....................     28,896      1,311,590     1.32
Other Securities (a)......                   378,706     0.39
                                        ------------   ------
                                          12,641,200    12.74
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
Other Securities (a)......                 1,697,573     1.71
                                        ------------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (a)......                    86,062     0.09
                                        ------------   ------
ROAD & RAIL
Burlington Northern Santa
  Fe Corp. ...............      6,017        442,490     0.45
Union Pacific Corp. ......     10,944        569,745     0.57
Other Securities (a)......                   661,488     0.67
                                        ------------   ------
                                           1,673,723     1.69
                                        ------------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Intel Corp. ..............    120,615      1,996,178     2.01
                                        ------------   ------
SOFTWARE
Other Securities..........                    60,579     0.06
                                        ------------   ------
SPECIALTY RETAIL
Other Securities..........                    70,982     0.07
                                        ------------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities (a)......                   107,822     0.11
                                        ------------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities (a)......                   152,290     0.15
                                        ------------   ------
TOBACCO
Altria Group, Inc. .......     44,650        731,814     0.74
Philip Morris
  International, Inc. ....     42,520      1,854,722     1.87
Other Securities (a)......                   391,103     0.39
                                        ------------   ------
                                           2,977,639     3.00
                                        ------------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities (a)......                   106,771     0.11
                                        ------------   ------
WATER UTILITIES
Other Securities (a)......                    92,480     0.09
                                        ------------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities (a)......                   298,792     0.30
                                        ------------   ------
TOTAL COMMON STOCKS --
  (Cost $125,508,418).....                98,821,402    99.60
                                        ------------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending
  Prime Portfolio (c)(d)..  3,567,500      3,567,500     3.59
STIC Prime Portfolio......    859,528        859,528     0.87
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $4,427,028).......                 4,427,028     4.46
                                        ------------   ------
TOTAL INVESTMENTS (E)
  (Cost $129,935,446).....               103,248,430   104.06
OTHER ASSETS AND
  LIABILITIES.............                (4,027,884)   (4.06)
                                        ------------   ------
NET ASSETS................              $ 99,220,546   100.00
                                        ============   ======






See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

Other Securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2009.
   (a) Security, or portion thereof, was on loan at June 30, 2009.
   (b) Affiliated issuer. (Note 3)
   (c) Investments of cash collateral for securities loaned.
   (d) Affiliated Fund managed by SSgA Funds Management, Inc.
   (e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Other Securities (a)......              $   285,081     0.91%
                                        -----------   ------
AIR FREIGHT & LOGISTICS
Other Securities..........                   37,563     0.12
                                        -----------   ------
AIRLINES
Other Securities (a)......                  132,213     0.42
                                        -----------   ------
AUTO COMPONENTS
BorgWarner, Inc. (a)......      3,823       130,555     0.42
Other Securities (a)......                  142,763     0.45
                                        -----------   ------
                                            273,318     0.87
                                        -----------   ------
BEVERAGES
Other Securities (a)......                   56,328     0.18
                                        -----------   ------
BIOTECHNOLOGY
Other Securities (a)......                  435,844     1.39
                                        -----------   ------
BUILDING PRODUCTS
Masco Corp. (a)...........     11,945       114,433     0.36
Other Securities (a)......                   92,323     0.30
                                        -----------   ------
                                            206,756     0.66
                                        -----------   ------
CAPITAL MARKETS
Eaton Vance Corp. (a).....      3,851       103,014     0.33
Legg Mason, Inc. (a)......      4,706       114,732     0.37
Other Securities (a)......                  711,689     2.27
                                        -----------   ------
                                            929,435     2.97
                                        -----------   ------
CHEMICALS
Celanese Corp. (Series
  A) .....................      4,767       113,216     0.36
Lubrizol Corp. ...........      2,235       105,738     0.34
Other Securities (a)......                  716,838     2.29
                                        -----------   ------
                                            935,792     2.99
                                        -----------   ------
COMMERCIAL BANKS
Comerica, Inc. (a)........      5,020       106,173     0.34
Regions Financial Corp.
  (a).....................     36,071       145,727     0.47
SunTrust Banks, Inc. (a)..     15,202       250,073     0.80
Other Securities (a)......                  924,527     2.95
                                        -----------   ------
                                          1,426,500     4.56
                                        -----------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)......                  556,850     1.78
                                        -----------   ------
COMMUNICATIONS EQUIPMENT
Brocade Communications
  Systems, Inc. (b).......     12,857       100,542     0.32
Other Securities (a)......                  272,505     0.87
                                        -----------   ------
                                            373,047     1.19
                                        -----------   ------
COMPUTERS & PERIPHERALS
SanDisk Corp. (a)(b)......      7,472       109,764     0.35
Seagate Technology (a)....     15,965       166,994     0.53
Teradata Corp. (b)........      5,672       132,895     0.43
Other Securities..........                  209,502     0.67
                                        -----------   ------
                                            619,155     1.98
                                        -----------   ------
CONSTRUCTION & ENGINEERING
Aecom Technology Corp.
  (b).....................      3,165       101,280     0.32
KBR, Inc. ................      5,368        98,986     0.32
URS Corp. (b).............      2,750       136,180     0.44
Other Securities (a)......                  173,790     0.55
                                        -----------   ------
                                            510,236     1.63
                                        -----------   ------
CONTAINERS & PACKAGING
Owens-Illinois, Inc. (b)..      5,492       153,831     0.49
Other Securities (a)......                  620,737     1.99
                                        -----------   ------
                                            774,568     2.48
                                        -----------   ------
DISTRIBUTORS
Other Securities (a)......                   75,736     0.24
                                        -----------   ------
DIVERSIFIED CONSUMER SERVICES
Strayer Education, Inc.
  (a).....................        466       101,639     0.32
Other Securities..........                  302,139     0.97
                                        -----------   ------
                                            403,778     1.29
                                        -----------   ------
DIVERSIFIED FINANCIAL SERVICES
Other Securities (a)......                   81,190     0.26
                                        -----------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
CenturyTel, Inc. (a)......      9,789       300,522     0.96
Other Securities (a)......                  218,282     0.70
                                        -----------   ------
                                            518,804     1.66
                                        -----------   ------
ELECTRIC UTILITIES
Other Securities (a)......                  575,656     1.84
                                        -----------   ------
ELECTRICAL EQUIPMENT
Other Securities (a)......                  241,132     0.77
                                        -----------   ------
ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS
Other Securities (a)......                  627,251     2.01
                                        -----------   ------
ENERGY EQUIPMENT & SERVICES
Helmerich & Payne, Inc.
  (a).....................      3,177        98,074     0.31
Other Securities (a)......                  526,512     1.69
                                        -----------   ------
                                            624,586     2.00
                                        -----------   ------
FOOD & STAPLES RETAILING
Other Securities (a)......                  178,640     0.57
                                        -----------   ------
FOOD PRODUCTS
Other Securities (a)......                  321,450     1.03
                                        -----------   ------
GAS UTILITIES
Other Securities (a)......                  832,887     2.67
                                        -----------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities (a)......                  682,494     2.18
                                        -----------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities (a)......                  864,206     2.77
                                        -----------   ------
HEALTH CARE TECHNOLOGY
Other Securities (a)......                  147,086     0.47
                                        -----------   ------
HOTELS, RESTAURANTS & LEISURE
Las Vegas Sands Corp.
  (a)(b)..................     14,374       112,980     0.36
Starwood Hotels & Resorts
  Worldwide, Inc. (a).....      5,674       125,963     0.40
Other Securities (a)......                  750,668     2.41
                                        -----------   ------
                                            989,611     3.17
                                        -----------   ------


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
HOUSEHOLD DURABLES
Whirlpool Corp. (a).......      2,443   $   103,974     0.33%
Other Securities (a)......                  725,546     2.32
                                        -----------   ------
                                            829,520     2.65
                                        -----------   ------
HOUSEHOLD PRODUCTS
Energizer Holdings, Inc.
  (a)(b)..................      2,249       117,488     0.38
                                        -----------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities (a)......                  193,930     0.62
                                        -----------   ------
INDUSTRIAL CONGLOMERATES
Other Securities (a)......                  154,233     0.49
                                        -----------   ------
INSURANCE
Torchmark Corp. (a).......      2,750       101,860     0.33
XL Capital, Ltd. (Class A)
  (a).....................     11,270       129,154     0.41
Other Securities (a)......                1,465,956     4.69
                                        -----------   ------
                                          1,696,970     5.43
                                        -----------   ------
INTERNET & CATALOG RETAIL
Expedia, Inc. (a)(b)......      6,888       104,078     0.33
Liberty Media Corp -
  Interactive (Class A)
  (a)(b)..................     19,737        98,882     0.32
Other Securities (a)......                   62,341     0.20
                                        -----------   ------
                                            265,301     0.85
                                        -----------   ------
INTERNET SOFTWARE & SERVICES
Other Securities (a)......                  158,884     0.51
                                        -----------   ------
IT SERVICES
Global Payments, Inc. ....      2,652        99,344     0.32
Other Securities (a)......                  679,082     2.17
                                        -----------   ------
                                            778,426     2.49
                                        -----------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities (a)......                   24,757     0.08
                                        -----------   ------
LIFE SCIENCES TOOLS & SERVICES
Covance, Inc. (a)(b)......      2,119       104,255     0.33
Other Securities..........                  269,949     0.87
                                        -----------   ------
                                            374,204     1.20
                                        -----------   ------
MACHINERY
Joy Global, Inc. (a)......      3,364       120,162     0.38
Other Securities (a)......                  965,813     3.09
                                        -----------   ------
                                          1,085,975     3.47
                                        -----------   ------
MARINE
Other Securities (a)......                   56,268     0.18
                                        -----------   ------
MEDIA
Other Securities (a)......                  444,887     1.42
                                        -----------   ------
METALS & MINING
Allegheny Technologies,
  Inc. (a)................      3,049       106,501     0.34
Cliffs Natural Resources,
  Inc. (a)................      4,272       104,536     0.34
Steel Dynamics, Inc. (a)..      6,874       101,254     0.32
Other Securities (a)......                  281,397     0.90
                                        -----------   ------
                                            593,688     1.90
                                        -----------   ------
MULTI-UTILITIES
NiSource, Inc. (a)........      9,103       106,141     0.34
Other Securities (a)......                  321,111     1.03
                                        -----------   ------
                                            427,252     1.37
                                        -----------   ------
MULTILINE RETAIL
Nordstrom, Inc. (a).......      5,597       111,324     0.36
Other Securities (a)......                   57,854     0.18
                                        -----------   ------
                                            169,178     0.54
                                        -----------   ------
OFFICE ELECTRONICS
Other Securities (a)......                   46,539     0.15
                                        -----------   ------
OIL, GAS & CONSUMABLE FUELS
Cabot Oil & Gas Corp. ....      3,413       104,574     0.34
Newfield Exploration Co.
  (b).....................      4,337       141,690     0.45
Plains Exploration &
  Production Co. (a)(b)...      3,972       108,674     0.35
Other Securities (a)......                1,664,086     5.32
                                        -----------   ------
                                          2,019,024     6.46
                                        -----------   ------
PAPER & FOREST PRODUCTS
Other Securities (a)......                   87,958     0.28
                                        -----------   ------
PERSONAL PRODUCTS
Other Securities (a)......                  182,180     0.58
                                        -----------   ------
PHARMACEUTICALS
Other Securities (a)......                  321,424     1.03
                                        -----------   ------
PROFESSIONAL SERVICES
Manpower, Inc. ...........      2,592       109,745     0.35
Robert Half International,
  Inc. (a)................      5,032       118,856     0.38
Other Securities (a)......                  214,710     0.69
                                        -----------   ------
                                            443,311     1.42
                                        -----------   ------
REAL ESTATE INVESTMENT TRUSTS
Federal Realty Investment
  Trust (a)...............      1,953       100,618     0.32
Host Hotels & Resorts,
  Inc. (a)................     19,652       164,880     0.53
Kimco Realty Corp. (a)....     12,396       124,580     0.40
ProLogis (a)..............     14,579       117,507     0.38
Other Securities (a)......                1,435,773     4.59
                                        -----------   ------
                                          1,943,358     6.22
                                        -----------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (a)......                  134,372     0.43
                                        -----------   ------
ROAD & RAIL
Other Securities (a)......                  298,580     0.96
                                        -----------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Lam Research Corp.
  (a)(b)..................      4,154       108,004     0.35
LSI Logic Corp. (a)(b)....     21,435        97,743     0.31
Micron Technology, Inc.
  (a)(b)..................     27,594       139,626     0.45
Other Securities (a)......                  672,616     2.15
                                        -----------   ------
                                          1,017,989     3.26
                                        -----------   ------
SOFTWARE
Other Securities (a)......                1,032,466     3.30
                                        -----------   ------
SPECIALTY RETAIL
Limited Brands, Inc. (a)..      9,139       109,394     0.35
Tiffany & Co. (a).........      4,122       104,534     0.33
Other Securities (a)......                  928,948     2.98
                                        -----------   ------
                                          1,142,876     3.66
                                        -----------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities (a)......                  130,564     0.42
                                        -----------   ------


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities (a)......              $    85,776     0.27%
                                        -----------   ------
WATER UTILITIES
Other Securities (a)......                   80,711     0.26
                                        -----------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities (a)......                  160,739     0.51
                                        -----------   ------
TOTAL COMMON STOCKS --
  (Cost $33,351,485)......               31,216,021    99.85
                                        -----------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending
  Prime Portfolio (c)(d)..  9,024,333     9,024,333    28.87
STIC Prime Portfolio......    221,425       221,425     0.71
                                        -----------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $9,245,758).......                9,245,758    29.58
                                        -----------   ------
TOTAL INVESTMENTS (E)
  (Cost $42,597,243)......               40,461,779   129.43
OTHER ASSETS AND
  LIABILITIES.............               (9,201,493)  (29.43)
                                        -----------   ------
NET ASSETS................              $31,260,286   100.00
                                        ===========   ======




Other Securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2009.
(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated managed by SSgA Funds Management, Inc.
   (e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Other Securities (a).....               $    330,305     0.77%
                                        ------------   ------
AIR FREIGHT & LOGISTICS
Other Securities.........                    101,038     0.24
                                        ------------   ------
AIRLINES
Other Securities (a).....                    196,731     0.46
                                        ------------   ------
AUTO COMPONENTS
BorgWarner, Inc. (a).....      10,355        353,623     0.82
The Goodyear Tire &
  Rubber Co. (a)(b)......      21,397        240,930     0.56
Other Securities (a).....                    141,683     0.33
                                        ------------   ------
                                             736,236     1.71
                                        ------------   ------
BIOTECHNOLOGY
Other Securities (a).....                  1,165,623     2.71
                                        ------------   ------
CAPITAL MARKETS
Eaton Vance Corp. (a)....      10,423        278,815     0.65
SEI Investments Co. .....      13,875        250,305     0.58
Other Securities (a).....                    998,557     2.33
                                        ------------   ------
                                           1,527,677     3.56
                                        ------------   ------
CHEMICALS
Celanese Corp. (Series
  A).....................      12,772        303,335     0.71
Other Securities (a).....                    697,209     1.62
                                        ------------   ------
                                           1,000,544     2.33
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities (a).....                    902,809     2.10
                                        ------------   ------
COMMUNICATIONS EQUIPMENT
Brocade Communications
  Systems, Inc. (b)......      34,454        269,430     0.63
F5 Networks, Inc.
  (a)(b).................       6,962        240,816     0.56
Other Securities (a).....                    489,158     1.14
                                        ------------   ------
                                             999,404     2.33
                                        ------------   ------
COMPUTERS & PERIPHERALS
SanDisk Corp. (a)(b).....      20,297        298,163     0.69
Teradata Corp. (b).......      15,329        359,159     0.84
Other Securities.........                    300,654     0.70
                                        ------------   ------
                                             957,976     2.23
                                        ------------   ------
CONSTRUCTION & ENGINEERING
Aecom Technology Corp.
  (a)(b).................       8,481        271,392     0.63
KBR, Inc. ...............      14,467        266,772     0.62
Other Securities (a).....                    242,900     0.57
                                        ------------   ------
                                             781,064     1.82
                                        ------------   ------
CONTAINERS & PACKAGING
Pactiv Corp. (a)(b)......      11,803        256,125     0.60
Sealed Air Corp. (a).....      14,039        259,020     0.60
                                        ------------   ------
                                             515,145     1.20
                                        ------------   ------
DISTRIBUTORS
Other Securities (a).....                    205,115     0.48
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
Strayer Education, Inc.
  (a)....................       1,243        271,111     0.63
Other Securities (a).....                    609,745     1.42
                                        ------------   ------
                                             880,856     2.05
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
Other Securities (a).....                    217,614     0.51
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities (a).....                    389,481     0.91
                                        ------------   ------
ELECTRIC UTILITIES
Other Securities (a).....                    197,543     0.46
                                        ------------   ------
ELECTRICAL EQUIPMENT
Other Securities (a).....                    160,825     0.37
                                        ------------   ------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Other Securities (a).....                  1,279,298     2.98
                                        ------------   ------
ENERGY EQUIPMENT & SERVICES
Helmerich & Payne, Inc.
  (a)....................       8,515        262,858     0.61
Other Securities (a).....                  1,095,216     2.55
                                        ------------   ------
                                           1,358,074     3.16
                                        ------------   ------
FOOD & STAPLES RETAILING
Other Securities (a).....                    234,764     0.55
                                        ------------   ------
FOOD PRODUCTS
Other Securities (a).....                    168,408     0.39
                                        ------------   ------
GAS UTILITIES
Energen Corp. ...........       6,487        258,831     0.61
Other Securities.........                     22,575     0.05
                                        ------------   ------
                                             281,406     0.66
                                        ------------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
IDEXX Laboratories, Inc.
  (a)(b).................       5,268        243,382     0.57
Other Securities (a).....                  1,053,904     2.45
                                        ------------   ------
                                           1,297,286     3.02
                                        ------------   ------
HEALTH CARE PROVIDERS & SERVICES
Coventry Health Care,
  Inc. (b)...............      13,217        247,290     0.57
Other Securities (a).....                  1,480,502     3.45
                                        ------------   ------
                                           1,727,792     4.02
                                        ------------   ------
HEALTH CARE TECHNOLOGY
Other Securities (a).....                    393,861     0.92
                                        ------------   ------
HOTELS, RESTAURANTS & LEISURE
Las Vegas Sands Corp.
  (a)(b).................      38,472        302,390     0.70
Wynn Resorts, Ltd.
  (a)(b).................       6,831        241,134     0.56
Other Securities (a).....                  1,287,744     3.00
                                        ------------   ------
                                           1,831,268     4.26
                                        ------------   ------
HOUSEHOLD DURABLES
Other Securities (a).....                    168,997     0.39
                                        ------------   ------
HOUSEHOLD PRODUCTS
Energizer Holdings, Inc.
  (a)(b).................       6,051        316,104     0.74
                                        ------------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities (a).....                    525,240     1.22
                                        ------------   ------
INDUSTRIAL CONGLOMERATES
Other Securities (a).....                     31,416     0.07
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
INSURANCE
Other Securities (a).....               $    200,197     0.47%
                                        ------------   ------
INTERNET & CATALOG RETAIL
Expedia, Inc. (a)(b).....      18,675        282,179     0.66
Liberty Media Corp -
  Interactive (Class A)
  (a)(b).................      52,881        264,934     0.61
Other Securities (a).....                    167,096     0.39
                                        ------------   ------
                                             714,209     1.66
                                        ------------   ------
INTERNET SOFTWARE & SERVICES
Equinix, Inc. (a)(b).....       3,363        244,625     0.57
Other Securities (a).....                    180,648     0.42
                                        ------------   ------
                                             425,273     0.99
                                        ------------   ------
IT SERVICES
Global Payments, Inc. ...       7,145        267,652     0.62
Total System Services,
  Inc....................      17,543        234,901     0.55
Other Securities (a).....                  1,241,706     2.89
                                        ------------   ------
                                           1,744,259     4.06
                                        ------------   ------
LIFE SCIENCES TOOLS & SERVICES
Covance, Inc. (a)(b).....       5,710        280,932     0.66
Other Securities (a).....                    589,755     1.37
                                        ------------   ------
                                             870,687     2.03
                                        ------------   ------
MACHINERY
AGCO Corp. (a)(b)........       8,175        237,647     0.55
Joy Global, Inc. (a).....       9,077        324,230     0.76
Navistar International
  Corp. (a)(b)...........       5,600        244,160     0.57
Other Securities (a).....                  1,153,784     2.68
                                        ------------   ------
                                           1,959,821     4.56
                                        ------------   ------
MARINE
Other Securities.........                    153,641     0.36
                                        ------------   ------
MEDIA
Other Securities.........                    687,376     1.60
                                        ------------   ------
METALS & MINING
Allegheny Technologies,
  Inc. (a)...............       8,178        285,658     0.67
Cliffs Natural Resources,
  Inc. ..................      11,486        281,062     0.65
Steel Dynamics, Inc.
  (a)....................      18,511        272,667     0.64
Other Securities.........                    600,360     1.39
                                        ------------   ------
                                           1,439,747     3.35
                                        ------------   ------
MULTILINE RETAIL
Nordstrom, Inc. (a)......      15,011        298,569     0.70
                                        ------------   ------
OFFICE ELECTRONICS
Other Securities.........                    124,026     0.29
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Cabot Oil & Gas Corp. ...       9,137        279,958     0.65
Plains Exploration &
  Production Co. (a)(b)..      10,686        292,369     0.68
Other Securities.........                  2,037,644     4.75
                                        ------------   ------
                                           2,609,971     6.08
                                        ------------   ------
PERSONAL PRODUCTS
Other Securities.........                    289,352     0.67
                                        ------------   ------
PHARMACEUTICALS
Other Securities.........                    656,074     1.53
                                        ------------   ------
PROFESSIONAL SERVICES
Manpower, Inc. (a).......       6,981        295,576     0.69
Robert Half
  International, Inc.
  (a)....................      13,558        320,240     0.75
Other Securities.........                    580,874     1.35
                                        ------------   ------
                                           1,196,690     2.79
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
Other Securities.........                    372,753     0.87
                                        ------------   ------
ROAD & RAIL
Other Securities.........                    455,409     1.06
                                        ------------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Lam Research Corp.
  (a)(b).................      11,082        288,132     0.67
LSI Logic Corp. (a)(b)...      57,490        262,154     0.61
Micron Technology, Inc.
  (a)(b).................      74,583        377,390     0.88
National Semiconductor
  Corp. (a)..............      20,459        256,761     0.60
ON Semiconductor Corp.
  (a)(b).................      37,482        257,127     0.60
Other Securities.........                  1,297,557     3.02
                                        ------------   ------
                                           2,739,121     6.38
                                        ------------   ------
SOFTWARE
Ansys, Inc. (a)(b).......       7,821        243,702     0.57
Nuance Communications,
  Inc. (a)(b)............      19,478        235,489     0.55
Other Securities.........                  1,758,540     4.09
                                        ------------   ------
                                           2,237,731     5.21
                                        ------------   ------
SPECIALTY RETAIL
CarMax, Inc. (a)(b)......      17,593        258,617     0.60
PetSmart, Inc. (a).......      11,335        243,249     0.57
Tiffany & Co. (a)........      11,087        281,166     0.65
Urban Outfitters, Inc.
  (a)(b).................      11,739        244,993     0.57
Other Securities.........                  1,151,983     2.69
                                        ------------   ------
                                           2,180,008     5.08
                                        ------------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities (a).....                    101,833     0.24
                                        ------------   ------

TRADING COMPANIES &
  DISTRIBUTORS
Other Securities (a).....                    135,321     0.32
                                        ------------   ------
WIRELESS TELECOMMUNICATION SERVICES
SBA Communications Corp.
  (Class A) (a)(b).......      10,383        254,799     0.59
Other Securities (a).....                    178,941     0.42
                                        ------------   ------
                                             433,740     1.01
                                        ------------   ------
TOTAL COMMON STOCKS --
  (Cost $45,646,136).....                 42,905,708    99.92
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending
  Prime Portfolio
     (c)(d)..............  12,397,043   $ 12,397,043    28.87%
STIC Prime Portfolio.....      88,922         88,922     0.21
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $12,485,965).....                 12,485,965    29.08
                                        ------------   ------
TOTAL INVESTMENTS (E)
  (Cost $58,132,101).....                 55,391,673   129.00
OTHER ASSETS AND
  LIABILITIES............                (12,452,414)  (29.00)
                                        ------------   ------
NET ASSETS...............               $ 42,939,259   100.00
                                        ============   ======




Other Securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2009.
(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
   (e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Alliant Techsystems, Inc.
  (a)(b)..................        637   $    52,463     0.60%
Other Securities (b)......                   41,563     0.47
                                        -----------   ------
                                             94,026     1.07
                                        -----------   ------
AIRLINES
Other Securities (b)......                   34,099     0.39
                                        -----------   ------
BEVERAGES
Other Securities (b)......                   32,869     0.37
                                        -----------   ------
BUILDING PRODUCTS
Masco Corp. (b)...........      6,992        66,983     0.76
Other Securities (b)......                   53,696     0.61
                                        -----------   ------
                                            120,679     1.37
                                        -----------   ------
CAPITAL MARKETS
Legg Mason, Inc. (b)......      2,754        67,142     0.76
Other Securities (b)......                  145,145     1.65
                                        -----------   ------
                                            212,287     2.41
                                        -----------   ------
CHEMICALS
Eastman Chemical Co. (b)..      1,331        50,445     0.57
International Flavors &
  Fragrances, Inc. (b)....      1,531        50,094     0.57
Lubrizol Corp. ...........      1,309        61,929     0.70
Other Securities (b)......                  166,545     1.89
                                        -----------   ------
                                            329,013     3.73
                                        -----------   ------
COMMERCIAL BANKS
Comerica, Inc. (b)........      2,938        62,139     0.70
Cullen/Frost Bankers, Inc.
  (b).....................      1,093        50,409     0.57
First Horizon National
  Corp. (a)(b)............      4,174        50,083     0.57
Regions Financial Corp.
  (b).....................     21,272        85,939     0.97
SunTrust Banks, Inc. (b)..      8,951       147,244     1.67
Other Securities (b)......                  438,132     4.97
                                        -----------   ------
                                            833,946     9.45
                                        -----------   ------
COMMERCIAL SERVICES & SUPPLIES
Avery Dennison Corp. (b)..      2,195        56,368     0.64
Other Securities (b)......                   71,927     0.81
                                        -----------   ------
                                            128,295     1.45
                                        -----------   ------
COMPUTERS & PERIPHERALS
Seagate Technology (b)....      9,414        98,471     1.11
Other Securities (b)......                   57,136     0.65
                                        -----------   ------
                                            155,607     1.76
                                        -----------   ------
CONSTRUCTION & ENGINEERING
URS Corp. (a).............      1,623        80,371     0.91
Other Securities (b)......                   47,169     0.54
                                        -----------   ------
                                            127,540     1.45
                                        -----------   ------
CONTAINERS & PACKAGING
Bemis Co., Inc. (b).......      1,959        49,367     0.56
Owens-Illinois, Inc. (a)..      3,238        90,696     1.03
Other Securities (b)......                  200,674     2.27
                                        -----------   ------
                                            340,737     3.86
                                        -----------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities (b)......                   43,922     0.50
                                        -----------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
CenturyTel, Inc. (b)......      1,949        59,834     0.68
Other Securities .........                   42,740     0.48
                                        -----------   ------
                                            102,574     1.16
                                        -----------   ------
ELECTRIC UTILITIES
DPL, Inc. (b).............      2,259        52,341     0.59
NV Energy, Inc. ..........      4,554        49,138     0.56
Other Securities (b)......                  191,272     2.17
                                        -----------   ------
                                            292,751     3.32
                                        -----------   ------
ELECTRICAL EQUIPMENT
Other Securities (b)......                  106,004     1.20
                                        -----------   ------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Ingram Micro, Inc. (Class
  A) (a)(b)...............      3,153        55,178     0.63
Other Securities (b)......                   32,261     0.36
                                        -----------   ------
                                             87,439     0.99
                                        -----------   ------
ENERGY EQUIPMENT & SERVICES
Other Securities (b)......                   70,472     0.80
                                        -----------   ------
FOOD & STAPLES RETAILING
Other Securities (b)......                   52,852     0.60
                                        -----------   ------
FOOD PRODUCTS
Other Securities (b)......                  150,861     1.71
                                        -----------   ------
GAS UTILITIES
UGI Corp. ................      2,097        53,453     0.60
Other Securities (b)......                  371,360     4.22
                                        -----------   ------
                                            424,813     4.82
                                        -----------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Inverness Medical
  Innovations, Inc.
  (a)(b)..................      1,534        54,580     0.62
Other Securities (b)......                   61,250     0.69
                                        -----------   ------
                                            115,830     1.31
                                        -----------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities (b)......                  128,974     1.46
                                        -----------   ------
HOTELS, RESTAURANTS & LEISURE
Starwood Hotels & Resorts
  Worldwide, Inc. (b).....      3,348        74,326     0.84
Other Securities (b)......                  106,345     1.21
                                        -----------   ------
                                            180,671     2.05
                                        -----------   ------
HOUSEHOLD DURABLES
Newell Rubbermaid, Inc. ..      5,432        56,547     0.64
NVR, Inc. (a)(b)..........        103        51,746     0.59
The Stanley Works (b).....      1,525        51,606     0.58
Whirlpool Corp. (b).......      1,430        60,861     0.69
Other Securities (b)......                  227,695     2.58
                                        -----------   ------
                                            448,455     5.08
                                        -----------   ------
INDUSTRIAL CONGLOMERATES
Other Securities (b)......                   81,735     0.93
                                        -----------   ------
INSURANCE
American International
  Group, Inc. (b).........     45,944        53,295     0.60
Assurant, Inc. (b)........      2,296        55,311     0.63
Torchmark Corp. (b).......      1,610        59,634     0.68


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
XL Capital, Ltd. (Class A)
  (b).....................      6,651   $    76,220     0.86%
Other Securities (b)......                  701,409     7.95
                                        -----------   ------
                                            945,869    10.72
                                        -----------   ------
IT SERVICES
Lender Processing
  Services, Inc. .........      1,847        51,291     0.58
Other Securities (b)......                   24,601     0.28
                                        -----------   ------
                                             75,892     0.86
                                        -----------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities (b)......                   14,448     0.16
                                        -----------   ------
LIFE SCIENCES TOOLS & SERVICES
Other Securities..........                   28,230     0.32
                                        -----------   ------
MACHINERY
Other Securities (b)......                  208,167     2.36
                                        -----------   ------
MEDIA
Virgin Media, Inc. (b)....      5,695        53,248     0.60
Other Securities (b)......                   56,949     0.65
                                        -----------   ------
                                            110,197     1.25
                                        -----------   ------
METALS & MINING
Other Securities (b)......                   34,609     0.39
                                        -----------   ------
MULTI-UTILITIES
CMS Energy Corp. (b)......      4,389        53,019     0.60
NiSource, Inc. (b)........      5,330        62,148     0.71
OGE Energy Corp. (b)......      1,855        52,534     0.60
Other Securities (b)......                   82,745     0.93
                                        -----------   ------
                                            250,446     2.84
                                        -----------   ------
MULTILINE RETAIL
Other Securities (b)......                   33,375     0.38
                                        -----------   ------
OIL, GAS & CONSUMABLE FUELS
Newfield Exploration Co.
  (a).....................      2,558        83,570     0.95
Pioneer Natural Resources
  Co. ....................      2,219        56,584     0.64
TEPPCO Partners LP (b)....      1,659        49,538     0.56
Other Securities (b)......                  420,530     4.77
                                        -----------   ------
                                            610,222     6.92
                                        -----------   ------
PAPER & FOREST PRODUCTS
MeadWestvaco Corp. (b)....      3,145        51,609     0.59
                                        -----------   ------
PERSONAL PRODUCTS
Other Securities (b)......                   42,850     0.49
                                        -----------   ------
PHARMACEUTICALS
Other Securities..........                   46,185     0.52
                                        -----------   ------
REAL ESTATE INVESTMENT TRUSTS
AMB Property Corp. (b)....      2,848        53,571     0.61
Federal Realty Investment
  Trust (b)...............      1,143        58,887     0.67
Host Hotels & Resorts,
  Inc. (b)................     11,589        97,232     1.10
Kimco Realty Corp. (b)....      7,316        73,526     0.83
Nationwide Health
  Properties, Inc. (b)....      1,994        51,326     0.58
ProLogis (b)..............      8,606        69,364     0.78
Rayonier, Inc. (b)........      1,526        55,470     0.63
Regency Centers Corp.
  (b).....................      1,558        54,390     0.62
Other Securities (b)......                  542,651     6.15
                                        -----------   ------
                                          1,056,417    11.97
                                        -----------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (b)......                   77,875     0.88
                                        -----------   ------
ROAD & RAIL
Other Securities (b)......                   75,881     0.86
                                        -----------   ------
SOFTWARE
Synopsys, Inc. (a)........      2,779        54,218     0.61
Other Securities (b)......                   62,560     0.71
                                        -----------   ------
                                            116,778     1.32
                                        -----------   ------
SPECIALTY RETAIL
Limited Brands, Inc. (b)..      5,349        64,027     0.73
Other Securities (b)......                  128,610     1.45
                                        -----------   ------
                                            192,637     2.18
                                        -----------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities (b)......                   53,936     0.61
                                        -----------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities (b)......                   20,525     0.23
                                        -----------   ------
WATER UTILITIES
Other Securities (b)......                   46,808     0.53
                                        -----------   ------
TOTAL COMMON STOCKS --
  (Cost $10,499,080)......                8,789,407    99.62
                                        -----------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending
  Prime Portfolio (c)(d)..  2,551,586     2,551,586    28.92
STIC Prime Portfolio......     92,156        92,156     1.04
                                        -----------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $2,643,742).......                2,643,742    29.96
                                        -----------   ------
TOTAL INVESTMENTS (E)
  (Cost $13,142,822)......               11,433,149   129.58
OTHER ASSETS AND
  LIABILITIES.............               (2,609,660)  (29.58)
                                        -----------   ------
NET ASSETS................              $ 8,823,489   100.00
                                        ===========   ======




Other Securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2009.
(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2009.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
   (e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Other Securities (a)......              $   346,530     1.53%
                                        -----------   ------
AIR FREIGHT & LOGISTICS
Other Securities (a)......                   62,904     0.28
                                        -----------   ------
AIRLINES
Other Securities (a)......                  129,348     0.57
                                        -----------   ------
AUTO COMPONENTS
Other Securities (a)......                  120,057     0.53
                                        -----------   ------
AUTOMOBILES
Other Securities (a)......                   20,247     0.09
                                        -----------   ------
BEVERAGES
Other Securities (a)......                   35,245     0.16
                                        -----------   ------
BIOTECHNOLOGY
Dendreon Corp. (a)(b).....      2,476        61,529     0.27
United Therapeutics Corp.
  (a)(b)..................        506        42,165     0.19
Other Securities (a)......                  563,732     2.49
                                        -----------   ------
                                            667,426     2.95
                                        -----------   ------
BUILDING PRODUCTS
Other Securities (a)......                  171,886     0.76
                                        -----------   ------
CAPITAL MARKETS
Janus Capital Group, Inc.
  (a).....................      3,475        39,615     0.18
Teton Advisors, Inc.
  (b)(c)..................          1             2     0.00
Waddell & Reed Financial,
  Inc. (Class A)..........      1,898        50,050     0.22
Other Securities (a)......                  357,401     1.57
                                        -----------   ------
                                            447,068     1.97
                                        -----------   ------
CHEMICALS
Ashland, Inc. (a).........      1,425        39,971     0.18
Nalco Holding Co. ........      2,985        50,267     0.22
RPM International, Inc. ..      2,793        39,214     0.17
Valspar Corp. ............      2,016        45,420     0.20
Other Securities (a)......                  324,977     1.44
                                        -----------   ------
                                            499,849     2.21
                                        -----------   ------
COMMERCIAL BANKS
Fifth Third Bancorp (a)...     12,528        88,949     0.39
First Horizon National
  Corp. (a)(b)............      4,648        55,781     0.25
Huntington Bancshares,
  Inc. (a)................     11,792        49,291     0.22
Other Securities (a)......                1,196,886     5.28
                                        -----------   ------
                                          1,390,907     6.14
                                        -----------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities (a)......                  432,819     1.91
                                        -----------   ------
COMMUNICATIONS EQUIPMENT
3Com Corp. (b)............      8,482        39,950     0.18
Brocade Communications
  Systems, Inc. (b).......      8,302        64,922     0.29
CommScope, Inc. (a)(b)....      1,739        45,666     0.20
F5 Networks, Inc. (a)(b)..      1,704        58,941     0.26
Palm, Inc. (a)(b).........      2,686        44,507     0.20
Tellabs, Inc. (a)(b)......      7,896        45,244     0.20
Other Securities (a)......                  537,428     2.36
                                        -----------   ------
                                            836,658     3.69
                                        -----------   ------
COMPUTERS & PERIPHERALS
Other Securities (a)......                  218,220     0.96
                                        -----------   ------
CONSTRUCTION & ENGINEERING
Other Securities (a)......                  155,133     0.69
                                        -----------   ------
CONSTRUCTION MATERIALS
Other Securities (a)......                   44,295     0.20
                                        -----------   ------
CONSUMER FINANCE
Other Securities (a)......                   87,910     0.39
                                        -----------   ------
CONTAINERS & PACKAGING
Other Securities (a)......                  162,137     0.72
                                        -----------   ------
DISTRIBUTORS
LKQ Corp. (a)(b)..........      3,032        49,876     0.22
Other Securities (a)......                    8,448     0.04
                                        -----------   ------
                                             58,324     0.26
                                        -----------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities (a)......                  281,137     1.24
                                        -----------   ------
DIVERSIFIED FINANCIAL SERVICES
MSCI, Inc. (Class A)
  (a)(b)..................      2,170        53,035     0.24
Other Securities (a)......                  104,777     0.46
                                        -----------   ------
                                            157,812     0.70
                                        -----------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities (a)......                  164,779     0.73
                                        -----------   ------
ELECTRIC UTILITIES
Great Plains Energy,
  Inc. ...................      2,897        45,048     0.20
Other Securities (a)......                  230,447     1.02
                                        -----------   ------
                                            275,495     1.22
                                        -----------   ------
ELECTRICAL EQUIPMENT
General Cable Corp.
  (a)(b)..................      1,126        42,315     0.19
Other Securities (a)......                  369,887     1.63
                                        -----------   ------
                                            412,202     1.82
                                        -----------   ------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Other Securities (a)......                  433,111     1.91
                                        -----------   ------
ENERGY EQUIPMENT & SERVICES
Dresser-Rand Group, Inc.
  (b).....................      1,777        46,380     0.21
Oceaneering International,
  Inc. (b)................      1,196        54,059     0.24
Other Securities (a)......                  410,995     1.81
                                        -----------   ------
                                            511,434     2.26
                                        -----------   ------
FOOD & STAPLES RETAILING
Other Securities (a)......                  206,536     0.91
                                        -----------   ------
FOOD PRODUCTS
Corn Products
  International, Inc.
  (a).....................      1,606        43,025     0.19
Del Monte Foods Co. ......      4,323        40,550     0.18
Other Securities (a)......                  239,644     1.06
                                        -----------   ------
                                            323,219     1.43
                                        -----------   ------
GAS UTILITIES
Other Securities (a)......                  279,414     1.23
                                        -----------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities (a)......                  581,229     2.57
                                        -----------   ------


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
HEALTH CARE PROVIDERS & SERVICES
Pediatrix Medical Group,
  Inc. (a)(b).............        989   $    41,667     0.18%
VCA Antech, Inc. (a)(b)...      1,836        49,021     0.22
Other Securities (a)......                  675,640     2.98
                                        -----------   ------
                                            766,328     3.38
                                        -----------   ------
HEALTH CARE TECHNOLOGY
Other Securities (a)......                  111,965     0.49
                                        -----------   ------
HOTELS, RESTAURANTS & LEISURE
Chipotle Mexican Grill,
  Inc. (a)(b).............        696        55,680     0.25
Wyndham Worldwide Corp.
  (a).....................      3,839        46,529     0.21
Other Securities (a)......                  574,591     2.53
                                        -----------   ------
                                            676,800     2.99
                                        -----------   ------
HOUSEHOLD DURABLES
Other Securities (a)......                  343,190     1.52
                                        -----------   ------
HOUSEHOLD PRODUCTS
Other Securities (a)......                   25,242     0.11
                                        -----------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities (a)......                   16,567     0.07
                                        -----------   ------
INDUSTRIAL CONGLOMERATES
Other Securities (a)......                   73,278     0.32
                                        -----------   ------
INSURANCE
Arthur J. Gallagher & Co.
  (a).....................      2,129        45,433     0.20
Genworth Financial, Inc.
  (Class A) (a)...........      9,277        64,846     0.29
XL Capital, Ltd. (Class A)
  (a).....................      7,300        83,658     0.37
Other Securities (a)......                  775,604     3.42
                                        -----------   ------
                                            969,541     4.28
                                        -----------   ------
INTERNET & CATALOG RETAIL
Other Securities (a)......                   60,276     0.27
                                        -----------   ------
INTERNET SOFTWARE & SERVICES
Equinix, Inc. (a)(b)......        823        59,865     0.26
Other Securities (a)......                  332,547     1.47
                                        -----------   ------
                                            392,412     1.73
                                        -----------   ------
IT SERVICES
Other Securities (a)......                  403,417     1.78
                                        -----------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities (a)......                   91,144     0.40
                                        -----------   ------
LIFE SCIENCES TOOLS & SERVICES
Other Securities (a)......                  203,943     0.90
                                        -----------   ------
MACHINERY
Bucyrus International,
  Inc. (Class A)..........      1,643        46,924     0.21
IDEX Corp. (a)............      1,750        42,998     0.19
Other Securities (a)......                  720,898     3.18
                                        -----------   ------
                                            810,820     3.58
                                        -----------   ------
MARINE
Other Securities (a)......                   86,916     0.38
                                        -----------   ------
MEDIA
Other Securities (a)......                  299,430     1.32
                                        -----------   ------
METALS & MINING
AK Steel Holding Corp. ...      2,370        45,480     0.20
Commercial Metals Co.
  (a).....................      2,436        39,049     0.17
Walter Energy, Inc. (a)...      1,147        41,567     0.18
Other Securities (a)......                  228,030     1.01
                                        -----------   ------
                                            354,126     1.56
                                        -----------   ------
MULTI-UTILITIES
Other Securities (a)......                   96,183     0.42
                                        -----------   ------
MULTILINE RETAIL
Other Securities (a)......                   83,269     0.37
                                        -----------   ------
OFFICE ELECTRONICS
Other Securities (a)......                   30,498     0.13
                                        -----------   ------
OIL, GAS & CONSUMABLE FUELS
Linn Energy LLC...........      2,446        47,868     0.21
Southern Union Co. (a)....      2,264        41,635     0.18
Other Securities (a)......                1,128,449     4.99
                                        -----------   ------
                                          1,217,952     5.38
                                        -----------   ------
PAPER & FOREST PRODUCTS
Other Securities (a)......                   66,049     0.29
                                        -----------   ------
PERSONAL PRODUCTS
Herbalife, Ltd. ..........      1,335        42,106     0.19
Other Securities (a)......                  108,848     0.48
                                        -----------   ------
                                            150,954     0.67
                                        -----------   ------
PHARMACEUTICALS
Sepracor, Inc. (a)(b).....      2,409        41,724     0.18
Other Securities (a)......                  225,595     1.00
                                        -----------   ------
                                            267,319     1.18
                                        -----------   ------
PROFESSIONAL SERVICES
Other Securities (a)......                  238,370     1.05
                                        -----------   ------
REAL ESTATE INVESTMENT TRUSTS
Camden Property Trust
  (a).....................      1,417        39,109     0.17
Chimera Investment Corp.
  (a).....................     13,121        45,792     0.20
Duke Realty Corp. (a).....      4,667        40,930     0.18
Senior Housing Properties
  Trust (a)...............      2,604        42,497     0.19
Other Securities (a)......                1,294,331     5.72
                                        -----------   ------
                                          1,462,659     6.46
                                        -----------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
CB Richard Ellis Group,
  Inc. (Class A) (b)......      4,900        45,864     0.20
Other Securities (a)......                   61,838     0.28
                                        -----------   ------
                                            107,702     0.48
                                        -----------   ------
ROAD & RAIL
Landstar Systems, Inc. ...      1,121        40,255     0.18
Other Securities (a)......                  182,053     0.80
                                        -----------   ------
                                            222,308     0.98
                                        -----------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Other Securities (a)......                  818,356     3.61
                                        -----------   ------
SOFTWARE
MICROS Systems, Inc.
  (a)(b)..................      1,749        44,285     0.20
Other Securities (a)......                  819,571     3.61
                                        -----------   ------
                                            863,856     3.81
                                        -----------   ------


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
SPECIALTY RETAIL
Aeropostale, Inc. (a)(b)..      1,452   $    49,760     0.22%
Other Securities (a)......                  766,378     3.38
                                        -----------   ------
                                            816,138     3.60
                                        -----------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities (a)......                  356,198     1.57
                                        -----------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities (a)......                  290,897     1.28
                                        -----------   ------
TOBACCO
Other Securities (a)......                   38,866     0.17
                                        -----------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities (a)......                  173,022     0.76
                                        -----------   ------
TRANSPORTATION INFRASTRUCTURE
Other Securities (a)......                    3,707     0.02
                                        -----------   ------
WATER UTILITIES
Other Securities (a)......                   43,391     0.19
                                        -----------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities (a)......                   60,339     0.27
                                        -----------   ------
TOTAL COMMON STOCKS --
  (Cost $27,393,885)......               22,606,759    99.80
                                        -----------   ------
WARRANTS
COMMUNICATIONS EQUIPMENT
Pegasus Wireless Corp.
  (expiring 12/18/09)
  (b)(c)
  (Cost $0)...............         97             0     0.00
                                        -----------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending
  Prime Portfolio (d)(e)..  6,570,359     6,570,359    29.01
STIC Prime Portfolio......    126,782       126,782     0.56
                                        -----------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $6,697,141).......                6,697,141    29.57
                                        -----------   ------
TOTAL INVESTMENTS (F)
  (Cost $34,091,026)......               29,303,900   129.37
OTHER ASSETS AND
  LIABILITIES.............               (6,652,474)  (29.37)
                                        -----------   ------
NET ASSETS................              $22,651,426   100.00
                                        ===========   ======




Other Securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2009.
(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c) Security is valued at fair value as determined in good faith by Trust's Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on inputs established by FAS 157. Teton Advisors, Inc.'s value is determined based on Level 3 inputs and Pegasus Wireless Corp.'s value is determined based on Level 2 inputs. (Note 2)
(d)    Investment of cash collateral for securities loaned.
(e)    Affiliated Fund managed by SSgA Funds Management, Inc.
   (f) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Other Securities (a).....               $  2,064,051     2.19%
                                        ------------   ------
AIR FREIGHT & LOGISTICS
Other Securities (a).....                    489,471     0.52
                                        ------------   ------
AIRLINES
Other Securities (a).....                    656,630     0.70
                                        ------------   ------
AUTO COMPONENTS
Gentex Corp. (a).........      23,850        276,660     0.29
Other Securities (a).....                    130,892     0.14
                                        ------------   ------
                                             407,552     0.43
                                        ------------   ------
AUTOMOBILES
Other Securities (a).....                    121,407     0.13
                                        ------------   ------
BEVERAGES
Other Securities (a).....                     51,901     0.06
                                        ------------   ------
BIOTECHNOLOGY
Onyx Pharmaceuticals,
  Inc. (a)(b)............       9,836        277,965     0.30
United Therapeutics Corp.
  (a)(b).................       4,040        336,653     0.36
Other Securities (a).....                  4,013,022     4.26
                                        ------------   ------
                                           4,627,640     4.92
                                        ------------   ------
BUILDING PRODUCTS
Other Securities (a).....                    272,712     0.29
                                        ------------   ------
CAPITAL MARKETS
Knight Capital Group,
  Inc. (Class A) (a)(b)..      16,075        274,079     0.29
Other Securities (a).....                  1,390,255     1.48
                                        ------------   ------
                                           1,664,334     1.77
                                        ------------   ------
CHEMICALS
Nalco Holding Co. .......      23,803        400,843     0.42
Other Securities (a).....                    630,018     0.68
                                        ------------   ------
                                           1,030,861     1.10
                                        ------------   ------
COMMERCIAL BANKS
Other Securities (a).....                    820,008     0.87
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Tetra Tech, Inc. (b).....      10,411        298,275     0.32
Other Securities (a).....                  1,546,361     1.64
                                        ------------   ------
                                           1,844,636     1.96
                                        ------------   ------
COMMUNICATIONS EQUIPMENT
Brocade Communications
  Systems, Inc. (b)......      66,774        522,173     0.55
CommScope, Inc. (a)(b)...      14,179        372,341     0.40
F5 Networks, Inc.
  (a)(b).................      13,602        470,493     0.50
Palm, Inc. (a)(b)........      22,113        366,412     0.39
Polycom, Inc. (a)(b).....      14,358        291,037     0.31
Tellabs, Inc. (a)(b).....      62,998        360,979     0.38
Other Securities (a).....                  3,527,955     3.75
                                        ------------   ------
                                           5,911,390     6.28
                                        ------------   ------
COMPUTERS & PERIPHERALS
Other Securities (a).....                  1,172,641     1.25
                                        ------------   ------
CONSTRUCTION & ENGINEERING
Other Securities (a).....                    591,758     0.63
                                        ------------   ------
CONSTRUCTION MATERIALS
Other Securities (a).....                    190,259     0.20
                                        ------------   ------
CONSUMER FINANCE
Other Securities (a).....                    535,513     0.57
                                        ------------   ------
CONTAINERS & PACKAGING
Other Securities (a).....                     23,351     0.02
                                        ------------   ------
DISTRIBUTORS
LKQ Corp. (b)............      24,154        397,333     0.42
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities (a).....                  1,759,675     1.87
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
MSCI, Inc. (Class A)
  (a)(b).................      17,406        425,403     0.45
Other Securities (a).....                    305,219     0.33
                                        ------------   ------
                                             730,622     0.78
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities (a).....                    957,451     1.02
                                        ------------   ------
ELECTRICAL EQUIPMENT
General Cable Corp.
  (a)(b).................       8,983        337,581     0.36
Other Securities (a).....                  1,216,239     1.29
                                        ------------   ------
                                           1,553,820     1.65
                                        ------------   ------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Other Securities (a).....                  2,155,497     2.29
                                        ------------   ------
ENERGY EQUIPMENT & SERVICES
Dresser-Rand Group, Inc.
  (b)....................      14,221        371,168     0.40
Oceaneering
  International, Inc.
  (b)....................       9,608        434,282     0.46
Other Securities (a).....                  2,741,098     2.91
                                        ------------   ------
                                           3,546,548     3.77
                                        ------------   ------
FOOD & STAPLES RETAILING
Other Securities (a).....                    553,640     0.59
                                        ------------   ------
FOOD PRODUCTS
Green Mountain Coffee
  Roasters, Inc. (a)(b)..       4,817        284,781     0.30
Other Securities (a).....                    523,953     0.56
                                        ------------   ------
                                             808,734     0.86
                                        ------------   ------
GAS UTILITIES
Other Securities.........                     43,150     0.05
                                        ------------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
NuVasive, Inc. (a)(b)....       6,304        281,158     0.30
Other Securities (a).....                  3,405,323     3.62
                                        ------------   ------
                                           3,686,481     3.92
                                        ------------   ------
HEALTH CARE PROVIDERS & SERVICES
Pediatrix Medical Group,
  Inc. (b)...............       7,966        335,608     0.36
VCA Antech, Inc. (a)(b)..      14,632        390,674     0.42
Other Securities (a).....                  3,553,732     3.77
                                        ------------   ------
                                           4,280,014     4.55
                                        ------------   ------
HEALTH CARE TECHNOLOGY
Other Securities (a).....                    905,570     0.96
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
HOTELS, RESTAURANTS & LEISURE
Bally Technologies, Inc.
  (a)(b).................       9,427   $    282,056     0.30%
Chipotle Mexican Grill,
  Inc. (a)(b)............       5,568        445,440     0.47
Wyndham Worldwide Corp.
  (a)....................      30,755        372,751     0.40
Other Securities (a).....                  2,423,868     2.58
                                        ------------   ------
                                           3,524,115     3.75
                                        ------------   ------
HOUSEHOLD DURABLES
Jarden Corp. (a)(b)......      15,179        284,606     0.30
Other Securities (a).....                    198,810     0.21
                                        ------------   ------
                                             483,416     0.51
                                        ------------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities (a).....                    124,155     0.13
                                        ------------   ------
INDUSTRIAL CONGLOMERATES
Other Securities (a).....                    141,185     0.15
                                        ------------   ------
INSURANCE
Other Securities (a).....                    808,028     0.86
                                        ------------   ------
INTERNET & CATALOG RETAIL
Other Securities (a).....                    482,561     0.51
                                        ------------   ------
INTERNET SOFTWARE & SERVICES
Equinix, Inc. (a)(b).....       6,585        478,993     0.51
VistaPrint, Ltd. (a)(b)..       6,710        286,181     0.30
Other Securities (a).....                  2,306,564     2.45
                                        ------------   ------
                                           3,071,738     3.26
                                        ------------   ------
IT SERVICES
NeuStar, Inc. (Class A)
  (a)(b).................      12,500        277,000     0.29
Other Securities (a).....                  2,086,608     2.22
                                        ------------   ------
                                           2,363,608     2.51
                                        ------------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities (a).....                    189,050     0.20
                                        ------------   ------
LIFE SCIENCES TOOLS & SERVICES
Other Securities (a).....                  1,003,190     1.07
                                        ------------   ------
MACHINERY
Bucyrus International,
  Inc. (Class A) (a).....      12,947        369,766     0.39
Other Securities.........                  3,067,420     3.26
                                        ------------   ------
                                           3,437,186     3.65
                                        ------------   ------
MARINE
Kirby Corp. (a)(b).......       9,266        294,566     0.31
Other Securities (a).....                     61,702     0.07
                                        ------------   ------
                                             356,268     0.38
                                        ------------   ------
MEDIA
Sirius XM Radio, Inc.
  (a)(b).................     667,751        287,133     0.31
Other Securities (a).....                  1,192,933     1.26
                                        ------------   ------
                                           1,480,066     1.57
                                        ------------   ------
METALS & MINING
AK Steel Holding Corp.
  (a)....................      18,923        363,132     0.39
Royal Gold, Inc. (a).....       7,035        293,360     0.31
Other Securities (a).....                    625,565     0.66
                                        ------------   ------
                                           1,282,057     1.36
                                        ------------   ------
MULTILINE RETAIL
Other Securities (a).....                    178,581     0.19
                                        ------------   ------
OFFICE ELECTRONICS
Other Securities (a).....                    243,887     0.26
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Other Securities (a).....                  4,434,240     4.71
                                        ------------   ------
PERSONAL PRODUCTS
Herbalife, Ltd. .........      10,647        335,807     0.36
Other Securities (a).....                    735,897     0.78
                                        ------------   ------
                                           1,071,704     1.14
                                        ------------   ------
PHARMACEUTICALS
Sepracor, Inc. (a)(b)....      18,860        326,655     0.35
Valeant Pharmaceuticals
  International (a)(b)...      12,057        310,106     0.33
Other Securities (a).....                  1,418,147     1.50
                                        ------------   ------
                                           2,054,908     2.18
                                        ------------   ------
PROFESSIONAL SERVICES
Other Securities (a).....                  1,767,119     1.88
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
Corporate Office
  Properties Trust (a)...       9,940        291,540     0.31
Other Securities.........                    889,670     0.95
                                        ------------   ------
                                           1,181,210     1.26
                                        ------------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
CB Richard Ellis Group,
  Inc. (Class A) (a)(b)..      39,131        366,266     0.39
Other Securities (a).....                     53,272     0.06
                                        ------------   ------
                                             419,538     0.45
                                        ------------   ------
ROAD & RAIL
Landstar Systems, Inc. ..       8,990        322,831     0.34
Other Securities (a).....                    715,694     0.76
                                        ------------   ------
                                           1,038,525     1.10
                                        ------------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Novellus Systems, Inc.
  (b)....................      16,943        282,948     0.30
PMC-Sierra, Inc. (a)(b)..      37,605        299,336     0.32
Rambus, Inc. (a)(b)......      18,206        282,011     0.30
Silicon Laboratories,
  Inc. (a)(b)............       7,752        294,111     0.31
Skyworks Solutions, Inc.
  (a)(b).................      28,880        282,446     0.30
Other Securities (a).....                  4,744,680     5.04
                                        ------------   ------
                                           6,185,532     6.57
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
SOFTWARE
Jack Henry & Associates,
  Inc. (a)...............      14,536   $    301,622     0.32%
Macrovision Solutions
  Corp. (a)(b)...........      14,232        310,400     0.33
MICROS Systems, Inc.
  (a)(b).................      13,954        353,315     0.38
Solera Holdings, Inc.
  (b)....................      12,013        305,130     0.32
Other Securities (a).....                  4,730,177     5.03
                                        ------------   ------
                                           6,000,644     6.38
                                        ------------   ------
SPECIALTY RETAIL
Aeropostale, Inc.
  (a)(b).................      11,617        398,115     0.42
Chico's FAS, Inc.
  (a)(b).................      30,502        296,784     0.32
Other Securities (a).....                  3,077,091     3.27
                                        ------------   ------
                                           3,771,990     4.01
                                        ------------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities (a).....                  1,567,529     1.67
                                        ------------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities (a).....                    479,629     0.51
                                        ------------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities (a).....                    569,514     0.61
                                        ------------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities (a).....                    423,013     0.45
                                        ------------   ------
TOTAL COMMON STOCKS --
  (Cost $119,866,435)....                 93,988,836    99.90
                                        ------------   ------
WARRANTS
COMMUNICATIONS EQUIPMENT
Pegasus Wireless Corp.
  (expiring 12/18/09)
  (b)(c)
  (Cost $0)..............         569              0        0
                                        ------------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending
  Prime Portfolio
     (d)(e)..............  27,383,717     27,383,717    29.11
STIC Prime Portfolio.....     254,615        254,615     0.27
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $27,638,332).....                 27,638,332    29.38
                                        ------------   ------
TOTAL INVESTMENTS (F)
  (Cost $147,504,767)....                121,627,168   129.28
OTHER ASSETS AND
  LIABILITIES............                (27,549,902)  (29.28)
                                        ------------   ------
NET ASSETS...............               $ 94,077,266   100.00
                                        ============   ======




Other Securities are those securities, which individually, are not one of the largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund as of June 30, 2009.
(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
   (c) Security is valued at fair value as determined in good faith by Trust's Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs established under FAS 157. (Note 2)
   (d) Investments of cash collateral for securities loaned.
   (e) Affiliated Fund managed by SSgA Funds Management, Inc.
   (f) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Other Securities (a).....               $    561,231     0.80%
                                        ------------   ------
AIR FREIGHT & LOGISTICS
Other Securities.........                     11,056     0.02
                                        ------------   ------
AIRLINES
Other Securities (a).....                    302,818     0.43
                                        ------------   ------
AUTO COMPONENTS
Other Securities (a).....                    460,978     0.66
                                        ------------   ------
AUTOMOBILES
Other Securities (a).....                     28,323     0.04
                                        ------------   ------
BEVERAGES
Other Securities (a).....                    191,133     0.27
                                        ------------   ------
BIOTECHNOLOGY
Dendreon Corp. (b).......      15,796        392,530     0.56
Other Securities (a).....                    165,133     0.24
                                        ------------   ------
                                             557,663     0.80
                                        ------------   ------
BUILDING PRODUCTS
Lennox International,
  Inc. (a)...............       7,193        230,967     0.33
Other Securities (a).....                    658,248     0.94
                                        ------------   ------
                                             889,215     1.27
                                        ------------   ------
CAPITAL MARKETS
Janus Capital Group, Inc.
  (a)....................      22,197        253,045     0.36
Teton Advisors, Inc.
  (b)(c).................          10             23     0.00(d)
The Blackstone Group LP
  (a)....................      22,441        236,528     0.34
Waddell & Reed Financial,
  Inc. (Class A).........      11,837        312,142     0.45
Other Securities (a).....                    732,811     1.05
                                        ------------   ------
                                           1,534,549     2.20
                                        ------------   ------
CHEMICALS
Ashland, Inc. (a)........       9,180        257,499     0.37
RPM International,
  Inc. ..................      17,833        250,375     0.36
Valspar Corp. ...........      12,874        290,051     0.41
Other Securities (a).....                  1,561,821     2.24
                                        ------------   ------
                                           2,359,746     3.38
                                        ------------   ------
COMMERCIAL BANKS
Bank of Hawaii Corp.
  (a)....................       6,628        237,481     0.34
Fifth Third Bancorp (a)..      79,584        565,046     0.81
First Horizon National
  Corp. (b)..............      29,686        356,226     0.51
Huntington Bancshares,
  Inc. (a)...............      75,287        314,700     0.45
Valley National Bancorp
  (a)....................      19,558        228,829     0.33
Other Securities (a).....                  6,578,458     9.41
                                        ------------   ------
                                           8,280,740    11.85
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities (a).....                  1,312,440     1.88
                                        ------------   ------
COMMUNICATIONS EQUIPMENT
3Com Corp. (b)...........      53,564        252,286     0.36
Other Securities (a).....                    384,056     0.55
                                        ------------   ------
                                             636,342     0.91
                                        ------------   ------
COMPUTERS & PERIPHERALS
Diebold, Inc. ...........       9,127        240,588     0.35
Other Securities (a).....                    203,746     0.29
                                        ------------   ------
                                             444,334     0.64
                                        ------------   ------
CONSTRUCTION & ENGINEERING
Other Securities (a).....                    520,606     0.75
                                        ------------   ------
CONSTRUCTION MATERIALS
Other Securities (a).....                    121,364     0.17
                                        ------------   ------
CONSUMER FINANCE
Other Securities (a).....                    152,499     0.22
                                        ------------   ------
CONTAINERS & PACKAGING
Packaging Corp. of
  America................      14,146        229,165     0.33
Other Securities (a).....                    778,216     1.11
                                        ------------   ------
                                           1,007,381     1.44
                                        ------------   ------
DISTRIBUTORS
Other Securities  (a)....                     51,276     0.07
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities (a).....                    388,197     0.56
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
Other Securities (a).....                    422,771     0.60
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities (a).....                    304,266     0.44
                                        ------------   ------
ELECTRIC UTILITIES
Great Plains Energy, Inc.
  (a)....................      18,494        287,582     0.41
Hawaiian Electric
  Industries, Inc. (a)...      12,676        241,605     0.35
Other Securities (a).....                  1,215,306     1.74
                                        ------------   ------
                                           1,744,493     2.50
                                        ------------   ------
ELECTRICAL EQUIPMENT
Other Securities (a).....                  1,395,875     2.00
                                        ------------   ------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Tech Data Corp. (b)......       6,974        228,120     0.33
Other Securities (a).....                    830,451     1.18
                                        ------------   ------
                                           1,058,571     1.51
                                        ------------   ------
ENERGY EQUIPMENT & SERVICES
Other Securities (a).....                    477,085     0.68
                                        ------------   ------
FOOD & STAPLES RETAILING
BJ's Wholesale Club, Inc.
  (a)(b).................       7,566        243,852     0.35
Other Securities (a).....                    631,026     0.90
                                        ------------   ------
                                             874,878     1.25
                                        ------------   ------
FOOD PRODUCTS
Corn Products
  International, Inc.
  (a)....................      10,255        274,732     0.39
Del Monte Foods Co. .....      27,558        258,494     0.37
Other Securities (a).....                    864,096     1.24
                                        ------------   ------
                                           1,397,322     2.00
                                        ------------   ------
GAS UTILITIES
Other Securities (a).....                  1,691,185     2.42
                                        ------------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities (a).....                    757,849     1.08
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
HEALTH CARE PROVIDERS & SERVICES
Owens & Minor, Inc. (a)..       5,636   $    246,970     0.35%
Other Securities (a).....                  1,266,039     1.82
                                        ------------   ------
                                           1,513,009     2.17
                                        ------------   ------
HOTELS, RESTAURANTS & LEISURE
Brinker International,
  Inc. (a)...............      14,036        239,033     0.34
Other Securities (a).....                  1,294,505     1.85
                                        ------------   ------
                                           1,533,538     2.19
                                        ------------   ------
HOUSEHOLD DURABLES
Snap-on, Inc. ...........       7,934        228,023     0.33
Tupperware Brands
  Corp. .................       8,708        226,582     0.32
Other Securities (a).....                  1,337,589     1.91
                                        ------------   ------
                                           1,792,194     2.56
                                        ------------   ------
HOUSEHOLD PRODUCTS
Other Securities (a).....                    150,280     0.22
                                        ------------   ------
INDUSTRIAL CONGLOMERATES
Other Securities (a).....                    366,322     0.52
                                        ------------   ------
INSURANCE
Arthur J. Gallagher & Co.
  (a)....................      13,818        294,876     0.42
Aspen Insurance Holdings,
  Ltd. ..................      10,363        231,509     0.33
Genworth Financial, Inc.
  (Class A) (a)..........      59,908        418,757     0.60
XL Capital, Ltd. (Class
  A).....................      47,413        543,353     0.78
Other Securities (a).....                  4,035,074     5.77
                                        ------------   ------
                                           5,523,569     7.90
                                        ------------   ------
INTERNET SOFTWARE & SERVICES
Other Securities.........                     75,431     0.11
                                        ------------   ------
IT SERVICES
Other Securities (a).....                    684,998     0.98
                                        ------------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities (a).....                    440,639     0.63
                                        ------------   ------
LIFE SCIENCES TOOLS & SERVICES
Other Securities (a).....                    502,075     0.72
                                        ------------   ------
MACHINERY
IDEX Corp. (a)...........      11,131        273,489     0.39
Other Securities (a).....                  2,176,260     3.12
                                        ------------   ------
                                           2,449,749     3.51
                                        ------------   ------
MARINE
Other Securities (a).....                    256,532     0.37
                                        ------------   ------
MEDIA
Other Securities (a).....                    749,816     1.07
                                        ------------   ------
METALS & MINING
Commercial Metals Co.
  (a)....................      15,552        249,299     0.36
Walter Energy, Inc. (a)..       7,310        264,914     0.38
Other Securities (a).....                    746,840     1.06
                                        ------------   ------
                                           1,261,053     1.80
                                        ------------   ------
MULTI-UTILITIES
Other Securities (a).....                    587,244     0.84
                                        ------------   ------
MULTILINE RETAIL
Big Lots, Inc. (a)(b)....      11,410        239,952     0.35
Other Securities (a).....                    148,259     0.21
                                        ------------   ------
                                             388,211     0.56
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Encore Acquisition Co.
  (a)(b).................       7,371        227,395     0.32
Linn Energy LLC (a)......      15,846        310,106     0.44
Massey Energy Co. (a)....      11,720        229,009     0.33
Southern Union Co. ......      14,408        264,963     0.38
Other Securities (a).....                  3,239,015     4.64
                                        ------------   ------
                                           4,270,488     6.11
                                        ------------   ------
PAPER & FOREST PRODUCTS
Other Securities (a).....                    435,184     0.62
                                        ------------   ------
PERSONAL PRODUCTS
Other Securities.........                    107,406     0.15
                                        ------------   ------
PHARMACEUTICALS
Other Securities (a).....                     74,447     0.11
                                        ------------   ------
PROFESSIONAL SERVICES
Other Securities (a).....                    115,790     0.17
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
Camden Property Trust
  (a)....................       9,030        249,228     0.36
Chimera Investment Corp.
  (a)....................      83,696        292,099     0.42
Duke Realty Corp. (a)....      30,939        271,335     0.39
Essex Property Trust,
  Inc. (a)...............       3,783        235,416     0.34
Mack-Cali Realty Corp.
  (a)....................      10,503        239,468     0.34
Senior Housing Properties
  Trust (a)..............      16,640        271,565     0.39
SL Green Realty Corp.
  (a)....................      10,178        233,483     0.33
Weingarten Realty
  Investors (a)..........      16,564        240,344     0.34
Other Securities (a).....                  6,417,739     9.18
                                        ------------   ------
                                           8,450,677    12.09
                                        ------------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities (a).....                    360,117     0.52
                                        ------------   ------
ROAD & RAIL
Other Securities (a).....                    573,410     0.82
                                        ------------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Other Securities (a).....                    303,037     0.43
                                        ------------   ------
SOFTWARE
Compuware Corp. (b)......      34,156        234,310     0.34
Other Securities (a).....                    498,028     0.71
                                        ------------   ------
                                             732,338     1.05
                                        ------------   ------
SPECIALTY RETAIL
RadioShack Corp. (a).....      17,333        241,969     0.35
Signet Jewelers, Ltd. ...      11,825        246,196     0.35
Other Securities (a).....                  1,762,299     2.52
                                        ------------   ------
                                           2,250,464     3.22
                                        ------------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities (a).....                  1,052,853     1.51
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
THRIFTS & MORTGAGE FINANCE
First Niagara Financial
  Group, Inc. (a)........      20,105   $    229,599     0.33%
Other Securities (a).....                  1,236,318     1.77
                                        ------------   ------
                                           1,465,917     2.10
                                        ------------   ------
TOBACCO
Other Securities (a).....                    246,538     0.35
                                        ------------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities (a).....                    650,161     0.93
                                        ------------   ------
TRANSPORTATION INFRASTRUCTURE
Other Securities (a).....                     23,608     0.03
                                        ------------   ------
WATER UTILITIES
Other Securities (a).....                    279,796     0.40
                                        ------------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities (a).....                     41,853     0.06
                                        ------------   ------
TOTAL COMMON STOCKS --
  (Cost $99,621,079).....                 69,644,930    99.66
                                        ------------   ------
RIGHTS
HOUSEHOLD DURABLES
Sealy Corp. (expiring 7/2/09) (a)(b)
  (Cost $19,066).........       5,075         10,759     0.01
                                        ------------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator Securities Lending
  Prime Portfolio
     (e)(f)..............  18,673,686     18,673,686    26.72
STIC Prime Portfolio.....     644,592        644,592     0.92
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $19,318,278).....                 19,318,278    27.64
                                        ------------   ------
TOTAL INVESTMENTS (G)
  (Cost $118,958,423)....                 88,973,967   127.31
OTHER ASSETS AND
  LIABILITIES............                (19,088,633)  (27.31)
                                        ------------   ------
NET ASSETS...............               $ 69,885,334   100.00
                                        ============   ======




Other Securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2009.
(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c) Security is valued at fair value as determined in good faith by Trust's Pricing and investment Committee in accordance with procedures approved by the Board of Trustees. Security value determined based on Level 3 inputs established under FAS 157. (Note 2)
(d)    Amount represents less than 0.005% of net assets.
(e)    Investments in cash collateral for securities loaned.
(f)    Affiliated Fund managed by SSgA Funds Management, inc.
   (g) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DJ GLOBAL TITANS ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
COMMON STOCKS -- 99.6%
AUSTRALIA -- 1.8%
BHP Billiton Ltd. ADR (a)......     23,345   $ 1,277,672
                                             -----------
BRAZIL -- 1.0%
Petroleo Brasileiro SA ADR.....     21,551       718,941
                                             -----------
FINLAND -- 1.1%
Nokia Oyj ADR..................     52,117       759,866
                                             -----------
FRANCE -- 5.5%
BNP Paribas....................     12,481       809,675
France Telecom SA ADR..........     26,436       603,005
Sanofi-Aventis SA ADR..........     29,232       862,052
Total SA ADR...................     29,246     1,586,010
                                             -----------
                                               3,860,742
                                             -----------
GERMANY -- 3.3%
Allianz SE ADR.................     62,952       579,788
E.ON AG........................     27,847       985,083
Siemens AG ADR.................     11,366       786,414
                                             -----------
                                               2,351,285
                                             -----------
ITALY -- 1.1%
Eni SpA ADR....................     16,956       803,884
                                             -----------
JAPAN -- 3.6%
Mitsubishi UFJ Financial Group,
  Inc. ADR (a).................    160,982       988,429
Toyota Motor Corp. ADR (a).....     20,730     1,565,737
                                             -----------
                                               2,554,166
                                             -----------
NETHERLANDS ANTILLES -- 1.3%
Schlumberger, Ltd. ............     16,590       897,685
                                             -----------
SOUTH KOREA -- 1.1%
Samsung Electronics Co., Ltd.
  GDR*.........................      3,415       796,549
                                             -----------
SPAIN -- 3.8%
Banco Santander SA ADR (a).....    113,499     1,373,338
Telefonica SA ADR..............     19,032     1,292,082
                                             -----------
                                               2,665,420
                                             -----------
SWITZERLAND -- 6.4%
Nestle SA......................     49,234     1,852,471
Novartis AG ADR................     34,061     1,389,348
Roche Holding AG...............      9,778     1,327,949
                                             -----------
                                               4,569,768
                                             -----------
UNITED KINGDOM -- 11.3%
BP PLC ADR (a).................     43,532     2,075,606
GlaxoSmithKline PLC ADR (a)....     36,436     1,287,648
HSBC Holdings PLC ADR (a)......     47,886     2,000,198
Royal Dutch Shell PLC ADR......     24,682     1,238,790
Vodafone Group PLC ADR.........     73,489     1,432,301
                                             -----------
                                               8,034,543
                                             -----------
UNITED STATES -- 58.3%
Abbott Laboratories............     21,412     1,007,220
Apple, Inc. (b)................     12,371     1,762,002
AT&T, Inc. ....................     82,678     2,053,721
Bank of America Corp. .........    106,482     1,405,562
Chevron Corp. .................     27,897     1,848,176
Cisco Systems, Inc. (b)........     80,270     1,496,233
ConocoPhillips.................     18,118       762,043
Exxon Mobil Corp. .............     68,771     4,807,781
General Electric Co. ..........    146,965     1,722,430
Google, Inc. (Class A) (b).....      3,355     1,414,434
Hewlett-Packard Co. ...........     33,503     1,294,891
Intel Corp. ...................     77,404     1,281,036
International Business Machines
  Corp. .......................     18,389     1,920,179
Johnson & Johnson..............     38,491     2,186,289
JPMorgan Chase & Co. ..........     51,942     1,771,742
Merck & Co., Inc. .............     29,422       822,639
Microsoft Corp. ...............    110,104     2,617,172
Oracle Corp. ..................     53,249     1,140,594
PepsiCo, Inc. .................     21,787     1,197,414
Pfizer, Inc. ..................     93,812     1,407,180
Philip Morris International,
  Inc. ........................     27,298     1,190,739
Procter & Gamble Co. ..........     40,788     2,084,267
The Coca-Cola Co. (a)..........     29,627     1,421,800
Verizon Communications, Inc. ..     39,802     1,223,115
Wal-Mart Stores, Inc. .........     31,186     1,510,650
                                             -----------
                                              41,349,309
                                             -----------
TOTAL COMMON STOCKS --
  (Cost $97,627,442)...........               70,639,830
                                             -----------
SHORT TERM INVESTMENTS -- 9.1%
MONEY MARKET FUND -- 9.1%
State Street Navigator Securities Lending
  Prime Portfolio (c)(d).......  5,673,841     5,673,841
STIC Prime Portfolio...........    761,705       761,705
                                             -----------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $6,435,546)............                6,435,546
                                             -----------
TOTAL INVESTMENTS -- 108.7% (E)
  (Cost $104,062,988)..........               77,075,376
OTHER ASSETS AND
  LIABILITIES -- (8.7)%........               (6,152,844)
                                             -----------
NET ASSETS -- 100.0%...........              $70,922,532
                                             ===========




(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
* Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 1.1% of net assets as of June 30, 2009, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.




See accompanying notes to financial statements.

SPDR DOW JONES REIT ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION             SHARES          VALUE
--------------------             ------          -----
COMMON STOCKS -- 99.6%
DIVERSIFIED REITS -- 8.6%
Colonial Properties Trust
  (a).......................      310,681   $    2,299,039
Liberty Property Trust......      675,667       15,567,368
PS Business Parks, Inc.
  (a).......................       98,111        4,752,497
Vornado Realty Trust (a)....    1,053,510       47,439,555
Washington Real Estate
  Investment Trust (a)......      372,848        8,340,610
                                            --------------
                                                78,399,069
                                            --------------
INDUSTRIAL REITS -- 6.2%
AMB Property Corp. (a)......      935,895       17,604,185
DCT Industrial Trust, Inc.
  (a).......................    1,250,985        5,104,019
DuPont Fabros Technology,
  Inc. (a)..................      259,057        2,440,317
EastGroup Properties, Inc.
  (a).......................      161,180        5,322,164
First Industrial Realty
  Trust, Inc. (a)...........      255,003        1,109,263
First Potomac Realty Trust..      174,777        1,704,076
ProLogis (a)................    2,832,889       22,833,085
                                            --------------
                                                56,117,109
                                            --------------
OFFICE REITS -- 17.2%
Alexandria Real Estate
  Equities, Inc. (a)........      252,032        9,020,225
BioMed Realty Trust, Inc. ..      616,620        6,308,023
Boston Properties, Inc.
  (a).......................      872,321       41,609,712
Brandywine Realty Trust
  (a).......................      791,140        5,893,993
Corporate Office Properties
  Trust (a).................      367,257       10,771,648
Cousins Properties, Inc.
  (a).......................      266,727        2,267,179
Digital Realty Trust, Inc.
  (a).......................      448,375       16,074,244
Douglas Emmett, Inc. (a)....      777,378        6,988,628
Duke Realty Corp. (a).......    1,432,617       12,564,051
Highwoods Properties, Inc.
  (a).......................      447,513       10,010,866
HRPT Properties Trust.......    1,442,857        5,857,999
Kilroy Realty Corp. (a).....      267,814        5,500,900
Mack-Cali Realty Corp. .....      491,115       11,197,422
Parkway Properties, Inc.
  (a).......................      137,404        1,786,252
SL Green Realty Corp. (a)...      473,918       10,871,679
                                            --------------
                                               156,722,821
                                            --------------
RESIDENTIAL REITS -- 16.2%
American Campus Communities,
  Inc. (a)..................      337,336        7,482,113
Apartment Investment &
  Management Co. (Class A)
  (a).......................      747,954        6,619,393
Avalonbay Communities, Inc.
  (a).......................      508,466       28,443,588
BRE Properties, Inc. (a)....      327,276        7,776,078
Camden Property Trust.......      418,089       11,539,256
Education Realty Trust, Inc.
  (a).......................      171,752          736,816
Equity Lifestyle Properties,
  Inc. (a)..................      148,863        5,534,726
Equity Residential..........    1,752,675       38,961,965
Essex Property Trust, Inc.
  (a).......................      175,754       10,937,171
Home Properties, Inc. (a)...      210,319        7,171,878
Mid-America Apartment
  Communities, Inc. (a).....      180,466        6,624,907
Post Properties, Inc. (a)...      281,933        3,789,180
Sun Communities, Inc. (a)...      108,606        1,496,591
UDR, Inc. (a)...............      954,359        9,858,528
                                            --------------
                                               146,972,190
                                            --------------
RETAIL REITS -- 24.1%
Acadia Realty Trust.........      253,497        3,308,136
Alexander's, Inc. (a).......       16,853        4,543,569
CBL & Associates Properties,
  Inc. (a)..................      828,150        4,463,729
Cedar Shopping Centers, Inc.
  (a).......................      287,776        1,300,748
Developers Diversified
  Realty Corp. (a)..........      872,183        4,256,253
Equity One, Inc. (a)........      249,979        3,314,722
Federal Realty Investment
  Trust (a).................      376,038       19,373,478
Inland Real Estate Corp.
  (a).......................      461,157        3,228,099
Kimco Realty Corp. (a)......    2,408,861       24,209,053
Kite Realty Group Trust.....      377,039        1,100,954
Pennsylvania Real Estate
  Investment Trust (a)......      256,793        1,283,965
Ramco-Gershenson Properties
  Trust (a).................      117,984        1,181,020
Regency Centers Corp. (a)...      512,217       17,881,495
Saul Centers, Inc. .........       73,041        2,159,822
Simon Property Group,
  Inc. .....................    1,777,470       91,415,282
Tanger Factory Outlet
  Centers, Inc. (a).........      202,342        6,561,951
Taubman Centers, Inc. (a)...      336,761        9,045,400
The Macerich Co. (a)........      500,435        8,812,660
Weingarten Realty
  Investors.................      765,548       11,108,101
                                            --------------
                                               218,548,437
                                            --------------
SPECIALIZED REITS -- 27.3%
Ashford Hospitality Trust,
  Inc. (a)..................      610,369        1,715,137
DiamondRock Hospitality Co.
  (a).......................      689,534        4,316,483
Extra Space Storage, Inc.
  (a).......................      546,564        4,563,809
FelCor Lodging Trust, Inc.
  (a).......................      413,545        1,017,321
HCP, Inc. (a)...............    1,744,106       36,957,606
Health Care REIT, Inc. .....      708,802       24,170,148
Healthcare Realty Trust,
  Inc. (a)..................      376,518        6,336,798
Hersha Hospitality Trust....      307,570          762,774
Hospitality Properties Trust
  (a).......................      712,563        8,472,374
Host Hotels & Resorts,
  Inc. .....................    3,818,725       32,039,103
LaSalle Hotel Properties
  (a).......................      405,203        5,000,205
Nationwide Health
  Properties, Inc. .........      655,129       16,863,020
Public Storage..............      822,752       53,873,801
Senior Housing Properties
  Trust.....................      768,285       12,538,411
Sovran Self Storage, Inc. ..      141,220        3,474,012
Sunstone Hotel Investors,
  Inc. .....................      459,467        2,458,148
U-Store-It Trust (a)........      306,511        1,501,904
Universal Health Realty
  Income Trust..............       70,180        2,212,074
Ventas, Inc. (a)............    1,001,741       29,911,986
                                            --------------
                                               248,185,114
                                            --------------
TOTAL COMMON STOCKS --
  (Cost $1,558,405,725).....                   904,944,740
                                            --------------


See accompanying notes to financial statements.

SPDR DOW JONES REIT ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION             SHARES          VALUE
--------------------             ------          -----
SHORT TERM INVESTMENTS -- 23.4%
MONEY MARKET FUNDS -- 23.4%
State Street Navigator Securities Lending
  Prime Portfolio (b)(c)....  195,862,882   $  195,862,882
STIC Prime Portfolio........   16,782,630       16,782,630
                                            --------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $212,645,512).......                   212,645,512
                                            --------------
TOTAL INVESTMENTS -- 123.0% (D)
  (Cost $1,771,051,237).....                 1,117,590,252
OTHER ASSETS AND
  LIABILITIES -- (23.0)%....                  (208,699,922)
                                            --------------
NET ASSETS -- 100.0%........                $  908,890,330
                                            ==============




(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Investments of cash collateral for securities loaned.
(c)    Affiliated fund managed by SSgA Funds Management, Inc.
(d) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)
REIT = Real Estate Investment Trust


See accompanying notes to financial statements.

SPDR KBW BANK ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.8%
ASSET MANAGEMENT & CUSTODY BANKS -- 12.9%
Northern Trust Corp. ........      444,956  $   23,885,238
State Street Corp. (a).......      726,963      34,312,654
The Bank of New York Mellon
  Corp. .....................    1,643,660      48,175,674
                                            --------------
                                               106,373,566
                                            --------------
CONSUMER FINANCE -- 3.8%
Capital One Financial Corp.
  (b)........................    1,435,079      31,399,529
                                            --------------
DIVERSIFIED BANKS -- 18.1%
Comerica, Inc. (b)...........    1,267,456      26,806,694
U.S. Bancorp (b).............    3,216,249      57,635,182
Wells Fargo & Co. ...........    2,632,333      63,860,399
                                            --------------
                                               148,302,275
                                            --------------
OTHER DIVERSIFIED FINANCIAL SERVICES -- 20.8%
Bank of America Corp. (b)....    5,857,823      77,323,264
Citigroup, Inc. (b)..........    9,994,689      29,684,226
JPMorgan Chase & Co. ........    1,873,711      63,912,282
                                            --------------
                                               170,919,772
                                            --------------
REGIONAL BANKS -- 41.6%
BB&T Corp. (b)...............    1,684,906      37,034,234
Commerce Bancshares, Inc.
  (b)........................      541,147      17,224,709
Cullen/Frost Bankers, Inc.
  (b)........................      424,131      19,560,922
Fifth Third Bancorp (b)......    5,173,990      36,735,329
Huntington Bancshares, Inc.
  (b)........................    7,401,261      30,937,271
Keycorp (b)..................    4,435,448      23,241,747
M&T Bank Corp. (b)...........      672,647      34,257,912
Marshall & Ilsley Corp. (b)..    4,865,233      23,353,118
PNC Financial Services Group,
  Inc. ......................      752,606      29,208,639
Regions Financial Corp. (b)..    7,689,715      31,066,449
SunTrust Banks, Inc. ........    2,013,148      33,116,284
Synovus Financial Corp. (b)..    2,661,477       7,957,816
Zions Bancorp (b)............    1,534,780      17,742,057
                                            --------------
                                               341,436,487
                                            --------------
THRIFTS & MORTGAGE FINANCE -- 2.6%
People's United Financial,
  Inc. (b)...................    1,410,538      21,214,491
                                            --------------
TOTAL COMMON STOCKS --  (Cost
  $1,328,589,508)............                  819,646,120
                                            --------------
SHORT TERM INVESTMENTS -- 26.0%
MONEY MARKET FUNDS -- 26.0%
State Street Navigator Securities Lending
  Prime Portfolio (c)(d).....  207,065,428     207,065,428
STIC Prime Portfolio.........    6,805,803       6,805,803
                                            --------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $213,871,231)........                  213,871,231
                                            --------------
TOTAL INVESTMENTS -- 125.8%
  (E) (Cost $1,542,460,739)..                1,033,517,351
OTHER ASSETS AND
  LIABILITIES -- (25.8)%.....                 (211,823,749)
                                            --------------
NET ASSETS -- 100.0%.........               $  821,693,602
                                            ==============




(a)    Affiliated issuer. (Note 3)
(b)    Security, or portion thereof, was on loan at June 30, 2009.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR KBW CAPITAL MARKETS ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
COMMON STOCKS -- 99.9%
ASSET MANAGEMENT & CUSTODY BANKS -- 29.3%
Franklin Resources, Inc. ......     47,560   $ 3,424,796
Janus Capital Group, Inc. (a)..    271,696     3,097,334
Legg Mason, Inc. (a)...........    116,831     2,848,340
SEI Investments Co. ...........    196,485     3,544,589
State Street Corp. (b).........    149,545     7,058,524
T. Rowe Price Group, Inc. (a)..     83,543     3,481,237
                                             -----------
                                              23,454,820
                                             -----------
INVESTMENT BANKING & BROKERAGE -- 51.8%
Greenhill & Co., Inc. (a)......     14,438     1,042,568
Investment Technology Group,
  Inc. (b).....................    100,791     2,055,128
Jefferies Group, Inc. (b)......    149,101     3,180,324
Knight Capital Group, Inc.
  (Class A) (a)(c).............    142,435     2,428,517
Lazard, Ltd. (Class A) (a).....     77,314     2,081,293
Morgan Stanley.................    248,806     7,093,459
optionsXpress Holdings, Inc.
  (a)..........................    177,304     2,753,531
Piper Jaffray Co., Inc. (b)....     23,059     1,006,987
Raymond James Financial, Inc.
  (a)..........................    149,304     2,569,522
Stifel Financial Corp. (a)(c)..     33,132     1,593,318
TD Ameritrade Holding Corp.
  (a)(c).......................    176,105     3,088,882
The Charles Schwab Corp. ......    300,923     5,278,189
The Goldman Sachs Group,
  Inc. ........................     50,054     7,379,962
                                             -----------
                                              41,551,680
                                             -----------
SPECIALIZED FINANCE -- 18.8%
CME Group, Inc. ...............     19,315     6,009,090
Interactive Brokers Group, Inc.
  (Class A) (b)................     84,470     1,311,819
Intercontinental Exchange, Inc.
  (b)..........................     28,432     3,248,072
NYSE Euronext (a)..............    102,682     2,798,084
The Nasdaq OMX Group, Inc.
  (b)..........................     81,052     1,727,217
                                             -----------
                                              15,094,282
                                             -----------
TOTAL COMMON STOCKS --
  (Cost $109,657,058)..........               80,100,782
                                             -----------
SHORT TERM INVESTMENTS -- 11.9%
MONEY MARKET FUNDS
State Street Navigator Securities Lending
  Prime Portfolio (d)(e).......  9,170,277     9,170,277
STIC Prime Portfolio...........    372,020       372,020
                                             -----------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $9,542,297)............                9,542,297
                                             -----------
TOTAL INVESTMENTS -- 111.8% (F)
  (Cost $119,199,355)..........               89,643,079
OTHER ASSETS AND
  LIABILITIES -- (11.8)%.......               (9,454,712)
                                             -----------
NET ASSETS -- 100.0%...........              $80,188,367
                                             ===========




(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Affiliated issuer. (Note 3)
(c)    Non-income producing security.
(d)    Investments of cash collateral for securities loaned.
(e)    Affiliated Fund managed by SSgA Funds Management, Inc.
(f) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR KBW INSURANCE ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
COMMON STOCKS -- 99.7%
ASSET MANAGEMENT & CUSTODY BANKS -- 5.4%
Ameriprise Financial, Inc. ...    309,134   $  7,502,682
                                            ------------
INSURANCE BROKERS -- 7.4%
AON Corp. ....................    128,981      4,884,510
Marsh & McLennan Cos., Inc. ..    270,453      5,444,219
                                            ------------
                                              10,328,729
                                            ------------
LIFE & HEALTH
  INSURANCE -- 31.1%
AFLAC, Inc. ..................    283,192      8,804,439
Lincoln National Corp. .......    276,040      4,750,649
MetLife, Inc. ................    351,712     10,554,877
Principal Financial Group,
  Inc. .......................    283,427      5,339,765
Prudential Financial, Inc. ...    230,946      8,595,810
Unum Group....................    333,794      5,293,973
                                            ------------
                                              43,339,513
                                            ------------
MULTI-LINE INSURANCE -- 10.1%
Assurant, Inc. ...............    156,817      3,777,722
Genworth Financial, Inc.
  (Class A)...................    995,117      6,955,868
Hartford Financial Services
  Group, Inc. (a).............    280,351      3,327,766
                                            ------------
                                              14,061,356
                                            ------------
PROPERTY & CASUALTY INSURANCE -- 37.5%
Axis Capital Holdings, Ltd.
  (a).........................    198,118      5,186,729
Chubb Corp. ..................    263,323     10,501,321
Cincinnati Financial Corp. ...    178,053      3,979,485
Fidelity National Financial,
  Inc. (Class A)..............    236,195      3,195,718
MBIA, Inc. (a)................    446,494      1,933,319
The Allstate Corp. ...........    228,247      5,569,227
The Progressive Corp. ........    354,502      5,356,525
The Travelers Cos., Inc. .....    260,477     10,689,976
XL Capital, Ltd. (Class A)
  (a).........................    500,801      5,739,180
                                            ------------
                                              52,151,480
                                            ------------
REINSURANCE -- 4.3%
Arch Capital Group, Ltd. (b)..     32,602      1,909,825
Everest Re Group, Ltd. .......     56,511      4,044,492
                                            ------------
                                               5,954,317
                                            ------------
THRIFTS & MORTGAGE FINANCE -- 3.9%
MGIC Investment Corp. (a).....  1,242,290      5,466,076
                                            ------------
TOTAL COMMON STOCKS --
  (Cost $158,639,893).........               138,804,153
                                            ------------
SHORT TERM INVESTMENTS -- 4.8%
MONEY MARKET FUNDS -- 4.8%
State Street Navigator Securities Lending
  Prime Portfolio (c)(d)......  5,982,505      5,982,505
STIC Prime Portfolio..........    720,900        720,900
                                            ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $6,703,405)...........                 6,703,405
                                            ------------
TOTAL INVESTMENTS -- 104.5%
  (E) (Cost $165,343,298).....               145,507,558
OTHER ASSETS AND
  LIABILITIES -- (4.5)%.......                (6,302,714)
                                            ------------
NET ASSETS -- 100.0%..........              $139,204,844
                                            ============





(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR MORGAN STANLEY TECHNOLOGY ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.9%
COMMUNICATIONS EQUIPMENT -- 19.9%
Cisco Systems, Inc. (a).......     258,732   $  4,822,764
Juniper Networks, Inc.
  (a)(b)......................     255,437      6,028,313
Motorola, Inc. ...............     967,703      6,415,871
Nokia Oyj ADR (b).............     274,432      4,001,219
QUALCOMM, Inc. ...............     122,893      5,554,764
Research In Motion, Ltd. (a)..     100,526      7,142,372
Telefonaktiebolaget LM
  Ericsson (Class B) ADR (b)..     554,206      5,420,135
                                             ------------
                                               39,385,438
                                             ------------
COMPUTERS & PERIPHERALS -- 21.8%
Apple, Inc. (a)...............      47,841      6,813,994
Dell, Inc. (a)................     388,340      5,331,908
EMC Corp. (a).................     391,748      5,131,899
Hewlett-Packard Co. ..........     121,680      4,702,932
International Business
  Machines Corp. .............      51,557      5,383,582
NetApp, Inc. (a)..............     316,673      6,244,791
Sun Microsystems, Inc. (a)....   1,035,160      9,544,175
                                             ------------
                                               43,153,281
                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.6%
Flextronics International,
  Ltd. (a)....................   1,729,427      7,107,945
                                             ------------
INTERNET & CATALOG RETAIL -- 3.5%
Amazon.com, Inc. (a)..........      83,524      6,987,618
                                             ------------
INTERNET SOFTWARE & SERVICES -- 8.2%
eBay, Inc. (a)................     297,988      5,104,534
Google, Inc. (Class A) (a)....      13,930      5,872,749
Yahoo!, Inc. (a)(b)...........     330,456      5,174,941
                                             ------------
                                               16,152,224
                                             ------------
IT SERVICES -- 7.4%
Accenture, Ltd. (Class A).....     133,652      4,471,996
Automatic Data Processing,
  Inc. .......................     114,549      4,059,617
Infosys Technologies, Ltd. ADR
  (b).........................     168,441      6,195,260
                                             ------------
                                               14,726,873
                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT -- 16.7%
Analog Devices, Inc. .........     226,988      5,624,763
Applied Materials, Inc. ......     425,073      4,663,051
Broadcom Corp. (Class A) (a)..     244,855      6,069,955
Intel Corp. ..................     297,518      4,923,923
NVIDIA Corp. (a)(b)...........     505,381      5,705,751
Texas Instruments, Inc. ......     285,570      6,082,641
                                             ------------
                                               33,070,084
                                             ------------
SOFTWARE -- 18.8%
Activision Blizzard, Inc.
  (a).........................     453,236      5,724,371
Adobe Systems, Inc. (a).......     194,582      5,506,670
Intuit, Inc. (a)..............     185,204      5,215,345
Microsoft Corp. ..............     225,217      5,353,408
Oracle Corp. .................     242,236      5,188,695
Salesforce.com, Inc. (a)(b)...     133,351      5,090,008
SAP AG ADR....................     124,871      5,018,565
                                             ------------
                                               37,097,062
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $239,642,935).........                197,680,525
                                             ------------
SHORT TERM INVESTMENTS -- 7.2%
MONEY MARKET FUNDS -- 7.2%
State Street Navigator
  Securities Lending
  Prime Portfolio (c)(d)......  13,653,424     13,653,424
STIC Prime Portfolio..........     579,972        579,972
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $14,233,396)..........                 14,233,396
                                             ------------
TOTAL INVESTMENTS -- 107.1%
  (E) (Cost $253,876,331).....                211,913,921
OTHER ASSETS AND
  LIABILITIES -- (7.1)%.......                (14,095,688)
                                             ------------
NET ASSETS -- 100.0%..........               $197,818,233
                                             ============





(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2009.
(c)    Investment of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)
ADR = American Depositary Receipt


See accompanying notes to financial statements.

SPDR S&P DIVIDEND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION             SHARES         VALUE
--------------------             ------         -----
COMMON STOCKS -- 99.6%
AUTO COMPONENTS -- 1.2%
Johnson Controls, Inc. (a)..      377,641   $   8,202,363
                                            -------------
BEVERAGES -- 3.2%
PepsiCo, Inc. ..............      197,438      10,851,192
The Coca-Cola Co. (a).......      211,443      10,147,150
                                            -------------
                                               20,998,342
                                            -------------
CAPITAL MARKETS -- 3.4%
Eaton Vance Corp. (a).......      246,291       6,588,284
Legg Mason, Inc. (a)........      650,891      15,868,723
                                            -------------
                                               22,457,007
                                            -------------
CHEMICALS -- 5.8%
Air Products & Chemicals,
  Inc. .....................      127,562       8,239,229
PPG Industries, Inc. (a)....      331,659      14,559,830
RPM International, Inc. ....    1,079,291      15,153,246
                                            -------------
                                               37,952,305
                                            -------------
COMMERCIAL BANKS -- 7.6%
BB&T Corp. (a)..............      391,608       8,607,544
M&T Bank Corp. (a)..........      360,042      18,336,939
National Penn Bancshares,
  Inc. (a)..................    1,876,712       8,651,642
Wilmington Trust Corp. (a)..    1,036,879      14,163,767
                                            -------------
                                               49,759,892
                                            -------------
COMMERCIAL SERVICES & SUPPLIES -- 7.0%
ABM Industries, Inc. (a)....      526,659       9,516,728
Avery Dennison Corp. (a)....      660,948      16,973,145
Pitney Bowes, Inc. (a)......      883,144      19,367,348
                                            -------------
                                               45,857,221
                                            -------------
COMPUTERS & PERIPHERALS -- 1.9%
Diebold, Inc. ..............      483,564      12,746,747
                                            -------------
CONTAINERS & PACKAGING -- 3.6%
Bemis Co., Inc. (a).........      439,203      11,067,916
Sonoco Products Co. ........      537,160      12,864,982
                                            -------------
                                               23,932,898
                                            -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.1%
CenturyTel, Inc. (a)........      673,349      20,671,814
                                            -------------
ELECTRICAL EQUIPMENT -- 1.8%
Emerson Electric Co. .......      366,185      11,864,394
                                            -------------
FOOD & STAPLES RETAILING -- 1.5%
SUPERVALU, Inc. (a).........      773,150      10,012,293
                                            -------------
GAS UTILITIES -- 8.4%
National Fuel Gas Co. (a)...      353,879      12,767,954
Northwest Natural Gas Co.
  (a).......................      257,317      11,404,290
Piedmont Natural Gas Co.,
  Inc. .....................      629,338      15,173,339
WGL Holdings, Inc. (a)......      495,938      15,879,935
                                            -------------
                                               55,225,518
                                            -------------
HOTELS, RESTAURANTS & LEISURE -- 1.6%
McDonald's Corp. ...........      177,449      10,201,543
                                            -------------
HOUSEHOLD DURABLES -- 4.8%
Leggett & Platt, Inc. (a)...    1,357,802      20,679,324
The Stanley Works...........      313,063      10,594,052
                                            -------------
                                               31,273,376
                                            -------------
HOUSEHOLD PRODUCTS -- 5.5%
Kimberly-Clark Corp. .......      276,530      14,498,468
Procter & Gamble Co. .......      199,659      10,202,575
The Clorox Co. (a)..........      207,653      11,593,267
                                            -------------
                                               36,294,310
                                            -------------
INDUSTRIAL CONGLOMERATES -- 4.1%
3M Co. .....................      183,661      11,038,026
Carlisle Cos., Inc. ........      341,691       8,214,252
General Electric Co. .......      686,717       8,048,323
                                            -------------
                                               27,300,601
                                            -------------
INSURANCE -- 4.7%
Chubb Corp. ................      268,565      10,710,372
Cincinnati Financial Corp.
  (a).......................      896,240      20,030,964
                                            -------------
                                               30,741,336
                                            -------------
IT SERVICES -- 1.5%
Automatic Data Processing,
  Inc. (a)..................      282,226      10,002,089
                                            -------------
MACHINERY -- 1.4%
Dover Corp. (a).............      279,270       9,241,044
                                            -------------
MEDIA -- 2.7%
Gannett Co., Inc. (a).......    2,490,561       8,891,303
The McGraw-Hill Cos., Inc.
  (a).......................      304,741       9,175,751
                                            -------------
                                               18,067,054
                                            -------------
MULTI-UTILITIES -- 13.1%
Black Hills Corp. (a).......      918,786      21,122,890
Consolidated Edison, Inc.
  (a).......................      582,815      21,808,937
Integrys Energy Group, Inc.
  (a).......................      834,619      25,030,224
Vectren Corp. (a)...........      786,631      18,430,765
                                            -------------
                                               86,392,816
                                            -------------
PHARMACEUTICALS -- 8.2%
Abbott Laboratories.........      247,395      11,637,461
Eli Lilly & Co. ............      510,961      17,699,689
Johnson & Johnson...........      199,076      11,307,517
Pfizer, Inc. (a)............      909,795      13,646,925
                                            -------------
                                               54,291,592
                                            -------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.9%
V. F. Corp. (a).............      221,487      12,259,305
                                            -------------
WATER UTILITIES -- 1.6%
American States Water Co. ..      294,364      10,196,769
                                            -------------
TOTAL COMMON STOCKS --
  (Cost $643,520,220).......                  655,942,629
                                            -------------
SHORT TERM INVESTMENTS -- 25.2%
MONEY MARKET FUNDS -- 25.2%
State Street Navigator
  Securities Lending Prime
  Portfolio (b)(c)..........  157,934,201     157,934,201
STIC Prime Portfolio........    8,155,867       8,155,867
                                            -------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $166,090,068).......                  166,090,068
                                            -------------
TOTAL INVESTMENTS -- 124.8%
  (D)
  (Cost $809,610,288).......                  822,032,697
OTHER ASSETS AND
  LIABILITIES -- (24.8)%....                 (163,377,532)
                                            -------------
NET ASSETS -- 100.0%........                $ 658,655,165
                                            =============





See accompanying notes to financial statements.

SPDR S&P DIVIDEND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Investments of cash collateral for securities loaned.
(c)    Affiliated Fund managed by SSgA Funds Management, Inc.
(d) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR S&P BIOTECH ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION               SHARES        VALUE
--------------------               ------        -----
COMMON STOCKS -- 99.9%
BIOTECHNOLOGY -- 99.9%
Acorda Therapeutics, Inc.
  (a)(b)......................      645,962  $  18,209,669
Alexion Pharmaceuticals, Inc.
  (a)(b)......................      419,709     17,258,434
Alkermes, Inc. (b)............    1,777,164     19,228,914
Alnylam Pharmaceuticals, Inc.
  (a)(b)......................      730,671     16,272,043
Amgen, Inc. (b)...............      327,171     17,320,433
Amylin Pharmaceuticals, Inc.
  (a)(b)......................    1,382,367     18,661,954
Biogen Idec, Inc. (a)(b)......      320,794     14,483,849
BioMarin Pharmaceutical, Inc.
  (a)(b)......................    1,115,836     17,418,200
Celera Corp. (a)(b)...........    2,077,018     15,847,647
Celgene Corp. (b).............      381,481     18,250,051
Cephalon, Inc. (a)(b).........      292,253     16,556,132
Cubist Pharmaceuticals, Inc.
  (b).........................      953,245     17,472,981
Dendreon Corp. (b)............      644,183     16,007,948
Genzyme Corp. (b).............      280,627     15,622,505
Gilead Sciences, Inc. (b).....      366,984     17,189,531
Isis Pharmaceuticals, Inc.
  (a)(b)......................    1,079,311     17,808,632
Martek Biosciences Corp. (a)..      727,513     15,386,900
Medarex, Inc. (b).............    2,265,369     18,915,831
Myriad Genetics, Inc. (a)(b)..      455,132     16,225,456
Onyx Pharmaceuticals, Inc.
  (a)(b)......................      631,140     17,836,016
OSI Pharmaceuticals, Inc.
  (a)(b)......................      562,086     15,867,688
Regeneron Pharmaceuticals,
  Inc. (a)(b).................    1,008,009     18,063,521
Theravance, Inc. (a)(b).......    1,177,981     17,245,642
United Therapeutics Corp.
  (a)(b)......................      194,250     16,186,853
Vertex Pharmaceuticals, Inc.
  (a)(b)......................      523,084     18,642,714
                                             -------------
TOTAL COMMON STOCKS --
  (Cost $477,085,795).........                 427,979,544
                                             -------------
SHORT TERM INVESTMENTS -- 25.5%
MONEY MARKET FUNDS -- 25.5%
State Street Navigator Securities Lending
  Prime Portfolio (c)(d)......  109,293,810    109,293,810
STIC Prime Portfolio..........          100            100
                                             -------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $109,293,910).........                 109,293,910
                                             -------------
TOTAL INVESTMENTS -- 125.4%
  (E) (Cost $586,379,705).....                 537,273,454
OTHER ASSETS AND
  LIABILITIES -- (25.4)%......                (108,765,510)
                                             -------------
NET ASSETS -- 100.0%..........               $ 428,507,944
                                             =============





(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR S&P HOMEBUILDERS ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION               SHARES        VALUE
--------------------               ------        -----
COMMON STOCKS -- 99.8%
BUILDING PRODUCTS -- 23.5%
Lennox International, Inc. ...      656,790  $  21,089,527
Masco Corp. (a)...............    2,231,027     21,373,239
Owens Corning, Inc. (a)(b)....    1,855,438     23,712,497
Simpson Manufacturing Co.,
  Inc. (a)....................      937,522     20,269,226
Universal Forest Products,
  Inc. (a)....................      754,356     24,961,640
USG Corp. (a)(b)..............    1,893,443     19,066,971
                                             -------------
                                               130,473,100
                                             -------------
HOME FURNISHINGS -- 11.9%
Leggett & Platt, Inc. (a).....    1,429,304     21,768,300
Mohawk Industries, Inc.
  (a)(b)......................      545,626     19,467,935
Tempur-Pedic International,
  Inc. .......................    1,933,139     25,266,127
                                             -------------
                                                66,502,362
                                             -------------
HOME FURNISHING RETAIL -- 11.7%
Aaron's, Inc. (a).............      686,371     20,467,583
Bed Bath & Beyond, Inc.
  (a)(b)......................      780,661     24,005,326
Williams-Sonoma, Inc. (a).....    1,733,542     20,577,143
                                             -------------
                                                65,050,052
                                             -------------
HOME IMPROVEMENT RETAIL -- 11.7%
Lowe's Cos., Inc. ............    1,116,104     21,663,578
The Home Depot, Inc. .........      917,300     21,675,799
The Sherwin-Williams Co. (a)..      402,021     21,608,629
                                             -------------
                                                64,948,006
                                             -------------
HOMEBUILDING -- 41.0%
Centex Corp. (a)..............    2,612,468     22,101,479
D.R. Horton, Inc. (a).........    2,314,942     21,667,857
KB HOME (a)...................    1,572,389     21,510,282
Lennar Corp. (Class A) (a)....    2,776,158     26,900,972
M.D.C. Holdings, Inc. (a).....      774,843     23,330,523
Meritage Homes Corp. (a)(b)...    1,287,336     24,279,157
NVR, Inc. (a)(b)..............       43,966     22,088,079
Pulte Homes, Inc. (a).........    2,511,826     22,179,424
Ryland Group, Inc. (a)........    1,324,183     22,193,307
Toll Brothers, Inc. (a)(b)....    1,284,217     21,793,162
                                             -------------
                                               228,044,242
                                             -------------
TOTAL COMMON STOCKS --
  (Cost $579,593,382).........                 555,017,762
                                             -------------
SHORT TERM INVESTMENTS -- 23.0%
MONEY MARKET FUNDS -- 23.0%
State Street Navigator Securities Lending
  Prime Portfolio (c)(d)......  125,762,270    125,762,270
STIC Prime Portfolio..........    2,291,329      2,291,329
                                             -------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $128,053,599).........                 128,053,599
                                             -------------
TOTAL INVESTMENTS -- 122.8%
  (E) (Cost $707,646,981).....                 683,071,361
OTHER ASSETS AND
  LIABILITIES -- (22.8)%......                (126,960,812)
                                             -------------
NET ASSETS -- 100.0%..........               $ 556,110,549
                                             =============





(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR S&P METALS & MINING ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION               SHARES        VALUE
--------------------               ------        -----
COMMON STOCKS -- 99.9%
ALUMINUM -- 4.0%
Alcoa, Inc. (a)...............    2,353,871  $  24,315,487
COAL & CONSUMABLE FUELS -- 23.6%
Alpha Natural Resources, Inc.
  (a)(b)......................      945,852     24,847,532
Arch Coal, Inc. (a)...........    1,509,291     23,197,803
CONSOL Energy, Inc. ..........      675,003     22,923,102
Foundation Coal Holdings, Inc.
  (a).........................      894,259     25,137,620
Massey Energy Co. (a).........    1,143,116     22,336,487
Peabody Energy Corp. .........      791,459     23,870,403
                                             -------------
                                               142,312,947
                                             -------------
DIVERSIFIED METALS & MINING -- 8.4%
Compass Minerals
  International, Inc. (a).....      484,283     26,591,980
Freeport-McMoRan Copper &
  Gold, Inc. (a)..............      482,322     24,169,155
                                             -------------
                                                50,761,135
                                             -------------
GOLD -- 9.1%
Newmont Mining Corp. .........      660,745     27,004,648
Royal Gold, Inc. (a)..........      661,870     27,599,979
                                             -------------
                                                54,604,627
                                             -------------
PRECIOUS METALS & MINERALS -- 8.7%
Coeur d'Alene Mines Corp.
  (a)(b)......................    2,252,400     27,704,520
Hecla Mining Co. (a)(b).......    9,104,297     24,399,516
                                             -------------
                                                52,104,036
                                             -------------
STEEL -- 46.1%
AK Steel Holding Corp. (a)....    1,416,112     27,175,189
Allegheny Technologies, Inc.
  (a).........................      673,880     23,538,629
Carpenter Technology Corp. ...    1,196,409     24,897,271
Cliffs Natural Resources, Inc.
  (a).........................      986,519     24,140,120
Commercial Metals Co. (a).....    1,614,628     25,882,487
Nucor Corp. (a)...............      594,180     26,399,418
Reliance Steel & Aluminum Co.
  (a).........................      664,375     25,505,356
Schnitzer Steel Industries,
  Inc. (Class A) (a)..........      457,465     24,181,600
Steel Dynamics, Inc. (a)......    1,746,477     25,725,606
United States Steel Corp.
  (a).........................      717,801     25,654,208
Worthington Industries, Inc.
  (a).........................    1,900,499     24,307,382
                                             -------------
                                               277,407,266
                                             -------------
TOTAL COMMON STOCKS --
  (Cost $628,044,825)........                  601,505,498
                                             -------------
SHORT TERM INVESTMENTS -- 24.7%
MONEY MARKET FUNDS -- 24.7%
State Street Navigator Securities Lending
  Prime Portfolio (c)(d)......  146,985,910    146,985,910
STIC Prime Portfolio..........    1,860,669      1,860,669
                                             -------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $148,846,579).........                 148,846,579
                                             -------------
TOTAL INVESTMENTS -- 124.6%
  (E) (Cost $776,891,404).....                 750,352,077
OTHER ASSETS AND
  LIABILITIES -- (24.6)%......                (147,929,285)
                                             -------------
NET ASSETS -- 100.0%..........               $ 602,422,792
                                             =============




(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.9%
OIL & GAS DRILLING -- 35.9%
Atwood Oceanics, Inc. (a)(b)..     330,978   $  8,244,662
Diamond Offshore Drilling,
  Inc. (b)....................      98,874      8,211,486
ENSCO International, Inc. ....     222,180      7,747,416
Helmerich & Payne, Inc. (b)...     259,715      8,017,402
Nabors Industries, Ltd.
  (a)(b)......................     495,753      7,723,832
Patterson-UTI Energy, Inc.
  (b).........................     634,588      8,160,802
Pride International, Inc.
  (a)(b)......................     342,680      8,587,561
Rowan Cos., Inc. (b)..........     390,994      7,554,004
Unit Corp. (a)(b).............     263,437      7,262,958
                                             ------------
                                               71,510,123
                                             ------------
OIL & GAS EQUIPMENT & SERVICES -- 64.0%
Baker Hughes, Inc. ...........     217,337      7,919,760
BJ Services Co. (b)...........     577,927      7,877,145
Cameron International Corp.
  (a).........................     288,553      8,166,050
Dresser-Rand Group, Inc. (a)..     320,078      8,354,036
Dril-Quip, Inc. (a)...........     226,640      8,634,984
Exterran Holdings, Inc.
  (a)(b)......................     497,968      7,987,407
FMC Technologies, Inc. (a)....     222,041      8,344,301
Halliburton Co. ..............     377,941      7,823,378
National-Oilwell Varco, Inc.
  (a).........................     234,352      7,653,936
Oceaneering International,
  Inc. (a)....................     171,264      7,741,133
Oil States International, Inc.
  (a).........................     323,520      7,832,419
Schlumberger, Ltd. ...........     150,466      8,141,715
SEACOR Holdings, Inc. (a)(b)..     114,537      8,617,764
Smith International, Inc.
  (b).........................     294,873      7,592,980
Superior Energy Services, Inc.
  (a).........................     395,570      6,831,494
Tidewater, Inc. (b)...........     183,555      7,869,003
                                             ------------
                                              127,387,505
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $238,715,836)........                 198,897,628
                                             ------------
SHORT TERM INVESTMENTS -- 20.4%
MONEY MARKET FUNDS -- 20.4%
State Street Navigator
  Securities Lending
  Prime Portfolio (c)(d)......  40,191,165     40,191,165
STIC Prime Portfolio..........     483,522        483,522
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $40,674,687)..........                 40,674,687
                                             ------------
TOTAL INVESTMENTS -- 120.3%
  (E)
    (Cost $279,390,523).......                239,572,315
OTHER ASSETS AND
  LIABILITIES -- (20.3)%......                (40,471,389)
                                             ------------
NET ASSETS -- 100.0%..........               $199,100,926
                                             ============




(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2009.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.8%
INTEGRATED OIL & GAS -- 13.4%
Chevron Corp. ................     137,835   $  9,131,569
ConocoPhillips................     225,694      9,492,690
Exxon Mobil Corp. ............     135,762      9,491,121
Occidental Petroleum Corp. ...     145,205      9,555,941
                                             ------------
                                               37,671,321
                                             ------------
OIL & GAS EXPLORATION & PRODUCTION -- 66.9%
Anadarko Petroleum Corp. .....     198,069      8,990,352
Apache Corp. .................     118,965      8,583,325
Cabot Oil & Gas Corp. (a).....     281,437      8,623,230
Chesapeake Energy Corp. (a)...     420,189      8,332,348
Cimarex Energy Co. (a)........     296,081      8,390,936
Comstock Resources, Inc.
  (a)(b)......................     249,598      8,249,214
Denbury Resources, Inc.
  (a)(b)......................     590,250      8,694,383
Devon Energy Corp. ...........     152,844      8,329,998
Encore Acquisition Co.
  (a)(b)......................     265,093      8,178,119
EOG Resources, Inc. ..........     129,032      8,763,853
EXCO Resources, Inc. (b)......     676,307      8,737,886
Forest Oil Corp. (a)(b).......     505,623      7,543,895
Newfield Exploration Co. (b)..     273,163      8,924,235
Noble Energy, Inc. (a)........     149,979      8,844,262
Petrohawk Energy Corp. (b)....     397,937      8,873,995
Pioneer Natural Resources Co.
  (a).........................     342,066      8,722,683
Plains Exploration &
  Production Co. (a)(b).......     312,748      8,556,785
Range Resources Corp. (a).....     214,013      8,862,278
Southwestern Energy Co. (b)...     224,918      8,738,064
Ultra Petroleum Corp. (b).....     202,726      7,906,314
Whiting Petroleum Corp.
  (a)(b)......................     224,845      7,905,550
XTO Energy, Inc. .............     230,338      8,785,091
                                             ------------
                                              187,536,796
                                             ------------
OIL & GAS REFINING & MARKETING -- 19.5%
Frontier Oil Corp. (a)........     682,748      8,950,826
Holly Corp. (a)...............     483,392      8,691,388
Sunoco, Inc. (a)..............     378,966      8,792,011
Tesoro Corp. (a)..............     676,749      8,615,015
Valero Energy Corp. (a).......     568,757      9,606,306
World Fuel Services Corp.
  (a).........................     239,694      9,882,584
                                             ------------
                                               54,538,130
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $358,707,239).........                279,746,247
                                             ------------
SHORT TERM INVESTMENTS -- 20.6%
MONEY MARKET FUNDS -- 20.6%
State Street Navigator
  Securities Lending
  Prime Portfolio (c)(d)......  56,506,368     56,506,368
STIC Prime Portfolio..........   1,093,635      1,093,635
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $57,600,003)..........                 57,600,003
                                             ------------
TOTAL INVESTMENTS -- 120.4%
  (E) (Cost $416,307,242).....                337,346,250
OTHER ASSETS AND
  LIABILITIES -- (20.4)%......                (57,064,190)
                                             ------------
NET ASSETS -- 100.0%..........               $280,282,060
                                             ============




(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR S&P PHARMACEUTICALS ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.8%
PHARMACEUTICALS -- 99.8%
Abbott Laboratories (a).......      38,859   $  1,827,927
Allergan, Inc. (a)............      38,137      1,814,558
Auxilium Pharmaceuticals, Inc.
  (a)(b)......................      63,623      1,996,490
Bristol-Myers Squibb Co. .....      89,090      1,809,418
Eli Lilly & Co. (a)...........      51,470      1,782,921
Endo Pharmaceuticals Holdings,
  Inc. (a)(b).................      99,655      1,785,818
Forest Laboratories, Inc.
  (a)(b)......................      72,899      1,830,494
Johnson & Johnson.............      31,482      1,788,178
King Pharmaceuticals, Inc.
  (a)(b)......................     177,019      1,704,693
Medicis Pharmaceutical Corp.
  (Class A) (a)...............     112,415      1,834,613
Merck & Co., Inc. (a).........      67,673      1,892,137
Mylan, Inc. (a)(b)............     129,204      1,686,112
Par Pharmaceutical Cos., Inc.
  (a)(b)......................     122,392      1,854,239
Perrigo Co. (a)...............      66,702      1,852,982
Pfizer, Inc. (a)..............     119,574      1,793,610
Schering-Plough Corp. ........      74,096      1,861,291
Sepracor, Inc. (a)(b).........     108,741      1,883,394
Valeant Pharmaceuticals
  International (a)(b)........      76,765      1,974,396
ViroPharma, Inc. (a)(b).......     296,122      1,756,003
Watson Pharmaceuticals, Inc.
  (a)(b)......................      59,006      1,987,912
Wyeth.........................      39,394      1,788,094
XenoPort, Inc. (a)(b).........      82,435      1,910,019
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $37,863,566)..........                 40,415,299
                                             ------------
SHORT TERM INVESTMENTS -- 29.2%
MONEY MARKET FUNDS -- 29.2%
State Street Navigator
  Securities Lending
  Prime Portfolio (c)(d)......  11,638,204     11,638,204
STIC Prime Portfolio..........     194,878        194,878
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $11,833,082)..........                 11,833,082
                                             ------------
TOTAL INVESTMENTS -- 129.0%
  (E)
  (Cost $49,696,648)..........                 52,248,381
OTHER ASSETS AND
  LIABILITIES -- (29.0)%......                (11,749,740)
                                             ------------
NET ASSETS -- 100.0%..........               $ 40,498,641
                                             ============




(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR S&P RETAIL ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.9%
APPAREL RETAIL -- 32.9%
Abercrombie & Fitch Co. (Class
  A) (a)......................     621,580  $   15,781,916
Aeropostale, Inc. (a)(b)......     488,581      16,743,671
American Eagle Outfitters,
  Inc. (a)....................   1,177,702      16,688,037
Chico's FAS, Inc. (a)(b)......   1,656,712      16,119,808
Collective Brands, Inc.
  (a)(b)......................   1,237,948      18,036,902
Foot Locker, Inc. ............   1,597,968      16,730,725
Guess ?, Inc. ................     645,752      16,647,487
Gymboree Corp. (a)(b).........     481,074      17,068,505
J. Crew Group, Inc. (a)(b)....     667,109      18,025,285
Jos. A. Bank Clothiers, Inc.
  (b).........................     506,248      17,445,306
Limited Brands, Inc. .........   1,338,591      16,022,934
Mens Wearhouse, Inc. (a)......     867,520      16,639,034
Ross Stores, Inc. (a).........     435,002      16,791,077
The Buckle, Inc. (a)..........     537,735      17,083,841
The Cato Corp. (Class A) (a)..     942,008      16,428,620
The Children's Place Retail
  Stores, Inc. (a)(b).........     567,970      15,011,447
The Dress Barn, Inc. (b)......   1,152,562      16,481,637
The Gap, Inc. ................   1,047,615      17,180,886
The TJX Cos., Inc. (a)........     558,215      17,561,444
Urban Outfitters, Inc.
  (a)(b)......................     794,917      16,589,918
                                            --------------
                                               335,078,480
                                            --------------
AUTOMOTIVE RETAIL -- 12.3%
Advance Auto Parts, Inc. .....     415,809      17,251,915
AutoNation, Inc. (a)(b).......     975,799      16,930,113
AutoZone, Inc. (a)(b).........     110,230      16,656,855
CarMax, Inc. (a)(b)...........   1,237,948      18,197,836
Group 1 Automotive, Inc. (a)..     770,948      20,060,067
Monro Muffler Brake, Inc.
  (a).........................     689,711      17,732,470
O'Reilly Automotive, Inc.
  (a)(b)......................     475,380      18,102,470
                                            --------------
                                               124,931,726
                                            --------------
COMPUTER & ELECTRONICS RETAIL -- 4.5%
Best Buy Co., Inc. (a)........     444,649      14,891,295
GameStop Corp. (Class A) (b)..     711,115      15,651,641
RadioShack Corp. (a)..........   1,135,017      15,844,837
                                            --------------
                                                46,387,773
                                            --------------
DEPARTMENT STORES -- 8.0%
J. C. Penney Co., Inc. (a)....     587,817      16,876,226
Kohl's Corp. (a)(b)...........     368,058      15,734,479
Macy's, Inc. (a)..............   1,368,652      16,095,348
Nordstrom, Inc. (a)...........     825,738      16,423,929
Sears Holdings Corp. (a)(b)...     248,919      16,558,092
                                            --------------
                                                81,688,074
                                            --------------
DRUG RETAIL -- 3.3%
CVS Caremark Corp. ...........     564,961      18,005,307
Walgreen Co. .................     550,201      16,175,909
                                            --------------
                                                34,181,216
                                            --------------
FOOD RETAIL -- 9.5%
Casey's General Stores, Inc.
  (a).........................     674,380      17,324,822
Ruddick Corp. (a).............     687,199      16,101,073
Safeway, Inc. ................     806,658      16,431,623
SUPERVALU, Inc. (a)...........   1,046,908      13,557,459
The Kroger Co. ...............     789,647      17,411,716
Whole Foods Market, Inc. (a)..     838,958      15,923,423
                                            --------------
                                                96,750,116
                                            --------------
GENERAL MERCHANDISE STORES -- 4.9%
Dollar Tree Stores, Inc. (b)..     396,016      16,672,274
Family Dollar Stores, Inc.
  (a).........................     581,297      16,450,705
Target Corp. .................     424,636      16,760,383
                                            --------------
                                                49,883,362
                                            --------------
HYPERMARKETS & SUPER CENTERS -- 3.3%
Costco Wholesale Corp. .......     364,452      16,655,456
Wal-Mart Stores, Inc. ........     343,885      16,657,790
                                            --------------
                                                33,313,246
                                            --------------
INTERNET RETAIL -- 6.7%
Amazon.com, Inc. (b)..........     204,183      17,081,950
Expedia, Inc. (a)(b)..........   1,018,969      15,396,622
Netflix, Inc. (a)(b)..........     453,245      18,737,148
Priceline.com, Inc. (a)(b)....     148,489      16,563,948
                                            --------------
                                                67,779,668
                                            --------------
SPECIALTY STORES -- 14.5%
Barnes & Noble, Inc. (a)......     735,366      15,170,600
Dick's Sporting Goods, Inc.
  (a)(b)......................     994,007      17,096,920
Office Depot, Inc. (b)........   3,572,562      16,290,883
OfficeMax, Inc. (a)...........   2,256,192      14,168,886
PetSmart, Inc. ...............     813,316      17,453,761
Sally Beauty Holdings, Inc.
  (a)(b)......................   2,717,525      17,283,459
Staples, Inc. ................     812,493      16,387,984
Tiffany & Co. (a).............     628,191      15,930,924
Tractor Supply Co. (a)(b).....     429,769      17,758,055
                                            --------------
                                               147,541,472
                                            --------------
TOTAL COMMON STOCKS --
  (Cost $1,027,856,095).......               1,017,535,133
                                            --------------
SHORT TERM INVESTMENTS -- 6.6%
MONEY MARKET FUNDS -- 6.6%
State Street Navigator Securities Lending
  Prime Portfolio (c)(d)......  65,789,143      65,789,143
STIC Prime Portfolio..........   1,292,554       1,292,554
                                            --------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $67,081,697)..........                  67,081,697
                                            --------------
TOTAL INVESTMENTS -- 106.5%
  (E)
  (Cost $1,094,937,792).......               1,084,616,830
OTHER ASSETS AND
  LIABILITIES -- (6.5)%.......                 (66,609,607)
                                            --------------
NET ASSETS -- 100.0%..........              $1,018,007,223
                                            ==============





See accompanying notes to financial statements.

SPDR S&P RETAIL ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2008 (UNAUDITED)
--------------------------------------------------------------------------------


(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR S&P SEMICONDUCTOR ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.9%
SEMICONDUCTORS -- 99.9%
Advanced Micro Devices, Inc.
  (a)(b)......................     958,113   $  3,707,897
Altera Corp. (b)..............     255,688      4,162,601
Analog Devices, Inc. .........     168,655      4,179,271
Atmel Corp. (a)(b)............   1,054,892      3,934,747
Broadcom Corp. (Class A)
  (a)(b)......................     162,854      4,037,151
Cree, Inc. (a)(b).............     148,855      4,374,848
Cypress Semiconductor Corp.
  (a)(b)......................     472,713      4,348,960
Intel Corp. (b)...............     262,582      4,345,732
International Rectifier Corp.
  (a)(b)......................     270,381      4,004,343
Intersil Corp. (Class A) (b)..     328,988      4,135,379
Linear Technology Corp. (b)...     181,622      4,240,874
LSI Logic Corp. (a)(b)........     877,683      4,002,235
Maxim Integrated Products,
  Inc. (b)....................     258,771      4,060,117
Microchip Technology, Inc.
  (b).........................     188,246      4,244,947
Micron Technology, Inc.
  (a)(b)......................     782,954      3,961,747
Microsemi Corp. (a)...........     279,546      3,857,735
National Semiconductor Corp.
  (b).........................     315,166      3,955,333
NVIDIA Corp. (a)(b)...........     372,137      4,201,427
ON Semiconductor Corp.
  (a)(b)......................     622,528      4,270,542
PMC-Sierra, Inc. (a)(b).......     552,679      4,399,324
Rambus, Inc. (a)(b)...........     245,620      3,804,654
Silicon Laboratories, Inc.
  (a)(b)......................     113,029      4,288,320
Skyworks Solutions, Inc.
  (a)(b)......................     417,401      4,082,182
Texas Instruments, Inc. (b)...     205,981      4,387,395
Xilinx, Inc. (b)..............     204,851      4,191,251
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $93,505,998)..........                103,179,012
                                             ------------
SHORT TERM INVESTMENTS -- 24.9%
MONEY MARKET FUNDS -- 24.9%
State Street Navigator
  Securities Lending
  Prime Portfolio (c)(d)......  25,378,726     25,378,726
STIC Prime Portfolio..........     373,219        373,219
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $25,751,945)..........                 25,751,945
                                             ------------
TOTAL INVESTMENTS -- 124.8%
  (E)
  (Cost $119,257,943).........                128,930,957
OTHER ASSETS AND
  LIABILITIES -- (24.8)%......                (25,648,579)
                                             ------------
NET ASSETS -- 100.0%..........               $103,282,378
                                             ============




(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2009.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR KBW REGIONAL BANKING ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION             SHARES         VALUE
--------------------             ------         -----
COMMON STOCKS -- 99.7%
REGIONAL BANKS -- 89.5%
Associated Banc-Corp (a)....      868,355   $  10,854,437
BancorpSouth, Inc. (a)......      483,977       9,936,048
Bank of Hawaii Corp. (a)....      320,277      11,475,525
BOK Financial Corp. (a).....      234,915       8,849,248
Boston Private Financial
  Holdings, Inc. (a)........    2,049,979       9,183,906
Cathay General Bancorp (a)..      939,576       8,935,368
Central Pacific Financial
  Corp. (a).................    1,138,852       4,270,695
Citizens Republic Bancorp,
  Inc. (b)..................    3,630,077       2,577,355
City National Corp. (a).....      256,220       9,436,583
Community Bank System, Inc.
  (a).......................      605,070       8,809,819
CVB Financial Corp. (a).....    1,395,103       8,328,765
East West Bancorp, Inc. ....    1,081,945       7,021,823
F.N.B. Corp. (a)............    1,914,701      11,851,999
First Commonwealth Financial
  Corp. (a).................    1,359,475       8,619,071
First Horizon National Corp.
  (a)(b)....................      718,858       8,626,291
First Midwest Bancorp, Inc.
  (a).......................      953,814       6,972,380
FirstMerit Corp. ...........      669,136      11,361,929
Fulton Financial Corp. (a)..    1,722,485       8,974,147
Glacier Bancorp, Inc. (a)...      619,246       9,146,263
Hancock Holding Co. (a).....      362,980      11,793,221
IBERIABANK Corp. (a)........      213,576       8,417,030
MB Financial, Inc. (a)......      768,759       7,833,654
National Penn Bancshares,
  Inc. .....................    1,302,545       6,004,732
Old National Bancorp (a)....      903,984       8,877,123
Pacific Capital Bancorp
  (a).......................    1,145,967       2,452,369
PacWest Bancorp (a).........      647,699       8,523,719
Pinnacle Financial Partners,
  Inc. (a)(b)...............      882,577      11,755,926
PrivateBancorp, Inc. .......      412,852       9,181,828
Prosperity Bancshares, Inc.
  (a).......................      320,308       9,554,788
S&T Bancorp, Inc. (a).......      469,739       5,712,026
Signature Bank (a)(b).......      427,061      11,581,894
Sterling Bancshares, Inc.
  (a).......................    1,416,454       8,966,154
Susquehanna Bancshares, Inc.
  (a).......................    1,331,090       6,509,030
SVB Financial Group (a)(b)..      341,702       9,301,128
TCF Financial Corp. (a).....      669,064       8,945,386
Trustmark Corp. (a).........      533,811      10,313,228
UCBH Holdings, Inc. (a).....    3,089,179       3,892,366
UMB Financial Corp. ........      234,852       8,926,725
Umpqua Holdings Corp. (a)...    1,181,547       9,168,805
United Bankshares, Inc.
  (a).......................      448,388       8,761,502
Valley National Bancorp.
  (a).......................      861,220      10,076,274
Westamerica Bancorp. (a)....      185,072       9,181,422
Whitney Holding Corp. (a)...      953,763       8,736,469
Wilmington Trust Corp. (a)..      711,810       9,723,325
Wintrust Financial Corp.
  (a).......................      626,387      10,072,303
                                            -------------
                                              389,494,079
                                            -------------
THRIFTS & MORTGAGE FINANCE -- 10.2%
Brookline Bancorp, Inc. ....    1,046,375       9,752,215
First Niagara Financial
  Group, Inc. ..............      768,706       8,778,623
Hudson City Bancorp, Inc. ..      697,538       9,270,280
Provident Financial
  Services, Inc. ...........    1,024,941       9,326,963
Webster Financial Corp.
  (a).......................      882,584       7,104,801
                                            -------------
                                               44,232,882
                                            -------------
TOTAL COMMON STOCKS --
  (Cost $739,742,644).......                  433,726,961
                                            -------------
SHORT TERM INVESTMENTS -- 31.4%
MONEY MARKET FUNDS -- 31.4%
State Street Navigator Securities Lending
  Prime Portfolio (c)(d)....  133,202,649     133,202,649
STIC Prime Portfolio........    3,113,302       3,113,302
Federated Prime Obligations
  Fund......................          118             118
                                            -------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $136,316,069).......                  136,316,069
                                            -------------
TOTAL INVESTMENTS -- 131.1%
  (E)
  (Cost $876,058,713).......                  570,043,030
OTHER ASSETS AND
  LIABILITIES -- (31.1)%....                 (135,105,626)
                                            -------------
NET ASSETS -- 100.0%........                $ 434,937,404
                                            =============




(a)    Security, or portion thereof, was on loan at June 30, 2009.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR KBW MORTGAGE FINANCE ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION               SHARES      VALUE
--------------------               ------      -----
COMMON STOCKS -- 99.9%
COMMERCIAL BANKS -- 3.7%
Popular, Inc. ...................  40,697   $   89,533
United Community Banks, Inc.
  (a)............................  18,450      110,515
                                            ----------
                                               200,048
                                            ----------
DIVERSIFIED FINANCIAL SERVICES -- 5.1%
PHH Corp. (a)....................  15,307      278,281
                                            ----------
HOUSEHOLD DURABLES -- 36.1%
Centex Corp. ....................  22,912      193,836
D.R. Horton, Inc. ...............  42,103      394,084
KB HOME..........................  15,333      209,755
Lennar Corp. (Class A)...........  24,639      238,752
M.D.C. Holdings, Inc. ...........   7,502      225,885
Meritage Homes Corp. (a).........  11,210      211,421
Pulte Homes, Inc. ...............  18,569      163,964
Ryland Group, Inc. ..............   8,058      135,052
Toll Brothers, Inc. (a)..........  11,171      189,572
                                            ----------
                                             1,962,321
                                            ----------
INSURANCE -- 12.2%
Fidelity National Financial, Inc.
  (Class A)......................  32,315      437,222
First American Corp. ............   8,615      223,215
                                            ----------
                                               660,437
                                            ----------
IT SERVICES -- 4.7%
Lender Processing Services,
  Inc. ..........................   9,187      255,123
                                            ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.4%
Avatar Holdings, Inc. (a)........   4,099       74,479
                                            ----------
THRIFTS & MORTGAGE FINANCE -- 36.7%
Astoria Financial Corp. .........  15,785      135,435
Capitol Federal Financial........   5,291      202,804
Hudson City Bancorp, Inc. .......  35,255      468,539
New York Community Bancorp,
  Inc. ..........................  37,659      402,575
New Alliance Bancshares, Inc. ...  19,849      228,263
Ocwen Financial Corp. (a)........  17,604      228,324
TFS Financial Corp. .............  11,364      120,686
Washington Federal, Inc. ........  15,743      204,659
                                            ----------
                                             1,991,285
                                            ----------
TOTAL COMMON STOCKS --
  (Cost $6,085,884)..............            5,421,974
                                            ----------
SHORT TERM INVESTMENTS -- 0.6%
MONEY MARKET FUND -- 0.6%
State Street Institutional Liquid
  Reserves Fund (b)
  (Cost $31,581).................  31,581       31,581
                                            ----------
TOTAL INVESTMENTS -- 100.5% (C)
  (Cost $6,117,465)..............            5,453,555
OTHER ASSETS AND
  LIABILITIES -- (0.5)%..........              (26,378)
                                            ----------
NET ASSETS -- 100.0%.............           $5,427,177
                                            ==========




(a)    Non-income producing security.
(b)    Affiliated Fund managed by SSgA Funds Management, Inc.
(c) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

                      (This page intentionally left blank)

SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                               SPDR           SPDR            SPDR
                                                             DOW JONES     DOW JONES        DOW JONES
                                                           TOTAL MARKET    LARGE CAP    LARGE CAP GROWTH
                                                                ETF           ETF              ETF
                                                           ------------   -----------   ----------------
ASSETS
  Investments in securities of unaffiliated issuers, at
     value* (Note 2).....................................  $158,428,962   $38,462,173     $155,109,948
  Investments in securities of affiliated issuers, at
     value (Note 3)......................................     7,450,155    10,880,904        8,792,553
                                                           ------------   -----------     ------------
     Total Investments...................................   165,879,117    49,343,077      163,902,501
  Receivable for Fund shares sold in-kind................            --            --           76,301
  Receivable for investments sold........................       719,118        30,420               --
  Dividends receivable (Note 2)..........................       230,823        60,086          108,158
                                                           ------------   -----------     ------------
       TOTAL ASSETS......................................   166,829,058    49,433,583      164,086,960
                                                           ------------   -----------     ------------

LIABILITIES
  Payable upon return of securities loaned...............     7,113,997    10,783,247        8,792,553
  Payable for Fund shares repurchased in-kind............        38,365            --               --
  Payable for investments purchased......................       558,473         8,592           37,868
  Distributions payable..................................       852,469       215,975          411,231
  Accrued advisory fee (Note 3)..........................        26,708         6,636           26,815
  Accrued trustees fee (Note 3)..........................         1,035           148            1,558
                                                           ------------   -----------     ------------
       TOTAL LIABILITIES.................................     8,591,047    11,014,598        9,270,025
                                                           ------------   -----------     ------------
       NET ASSETS........................................  $158,238,011   $38,418,985     $154,816,935
                                                           ============   ===========     ============
NET ASSETS CONSIST OF:
  Paid in capital (Note 4)...............................  $201,071,939   $40,312,251     $250,647,375
  Undistributed (distribution in excess of) net
     investment income...................................      (186,444)      (87,266)          40,187
  Accumulated net realized gain (loss) on investments and
     foreign currency transactions.......................   (14,976,102)   (1,113,616)     (44,118,187)
  Net unrealized appreciation (depreciation) on:
     Investments.........................................   (27,671,382)     (692,384)     (51,752,440)
                                                           ------------   -----------     ------------
       NET ASSETS........................................  $158,238,011   $38,418,985     $154,816,935
                                                           ============   ===========     ============
NET ASSET VALUE PER SHARE
  Net asset value per share..............................  $      67.33   $     42.69     $      39.70
                                                           ============   ===========     ============
  Shares outstanding (unlimited amount authorized, $0.01
     par value)..........................................     2,350,124       900,000        3,900,121
                                                           ============   ===========     ============
COST OF INVESTMENTS:
  Unaffiliated issuers...................................  $186,090,658   $39,166,784     $206,862,388
  Affiliated issuers.....................................     7,459,841    10,868,677        8,792,553
                                                           ------------   -----------     ------------
  Total cost of investments..............................  $193,550,499   $50,035,461     $215,654,941
                                                           ============   ===========     ============

  *   Includes $6,869,621, $10,446,097, $8,568,162, $3,492,271, $8,737,747, $12,010,530, $2,467,083,
      $6,325,756, $26,299,875, respectively, of investments in securities on loan, at value.





See accompanying notes to financial statements.

--------------------------------------------------------------------------------


            SPDR             SPDR            SPDR              SPDR            SPDR             SPDR
         DOW JONES        DOW JONES        DOW JONES        DOW JONES       DOW JONES         DOW JONES
      LARGE CAP VALUE      MID CAP      MID CAP GROWTH    MID CAP VALUE     SMALL CAP     SMALL CAP GROWTH
            ETF              ETF              ETF              ETF             ETF               ETF
      ---------------    -----------    --------------    -------------    -----------    ----------------

        $ 99,188,917     $31,437,446     $ 42,994,630      $ 8,881,563     $22,733,541      $ 94,243,451
           4,059,513       9,024,333       12,397,043        2,551,586       6,570,359        27,383,717
        ------------     -----------     ------------      -----------     -----------      ------------
         103,248,430      40,461,779       55,391,673       11,433,149      29,303,900       121,627,168
                  --              --               --               --              --                --
             323,182         160,315           38,235               --          32,530           141,661
             209,794          37,087           26,125           19,039          25,566            43,415
        ------------     -----------     ------------      -----------     -----------      ------------
         103,781,406      40,659,181       55,456,033       11,452,188      29,361,996       121,812,244
        ------------     -----------     ------------      -----------     -----------      ------------


           3,567,500       9,024,333       12,397,043        2,551,586       6,570,359        27,383,717
                  --              --               --               --              --                --
             181,286         219,399           36,238            4,612          51,828           215,054
             794,801         148,475           74,296           70,060          83,945           115,965
              16,540           6,515            8,931            2,366           4,316            19,641
                 733             173              266               75             122               601
        ------------     -----------     ------------      -----------     -----------      ------------
           4,560,860       9,398,895       12,516,774        2,628,699       6,710,570        27,734,978
        ------------     -----------     ------------      -----------     -----------      ------------
        $ 99,220,546     $31,260,286     $ 42,939,259      $ 8,823,489     $22,651,426      $ 94,077,266
        ============     ===========     ============      ===========     ===========      ============

        $149,646,625     $38,761,285     $ 56,446,126      $15,309,657     $29,069,110      $132,269,740
            (183,617)        (97,275)         (22,153)         (49,561)        (66,365)         (115,978)
         (23,555,446)     (5,268,260)     (10,744,286)      (4,726,934)     (1,564,193)      (12,198,897)

         (26,687,016)     (2,135,464)      (2,740,428)      (1,709,673)     (4,787,126)      (25,877,599)
        ------------     -----------     ------------      -----------     -----------      ------------
        $ 99,220,546     $31,260,286     $ 42,939,259      $ 8,823,489     $22,651,426      $ 94,077,266
        ============     ===========     ============      ===========     ===========      ============

        $      48.38     $     36.78     $      45.20      $     35.29     $     41.18      $      67.19
        ============     ===========     ============      ===========     ===========      ============
           2,050,743         850,000          950,000          250,000         550,009         1,400,107
        ============     ===========     ============      ===========     ===========      ============

        $125,827,423     $33,572,910     $ 45,735,058      $10,591,236     $27,520,667      $120,121,050
           4,108,023       9,024,333       12,397,043        2,551,586       6,570,359        27,383,717
        ------------     -----------     ------------      -----------     -----------      ------------
        $129,935,446     $42,597,243     $ 58,132,101      $13,142,822     $34,091,026      $147,504,767
        ============     ===========     ============      ===========     ===========      ============


SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                                 SPDR            SPDR            SPDR
                                                              DOW JONES        DJ GLOBAL       DOW JONES
                                                           SMALL CAP VALUE      TITANS           REIT
                                                                 ETF              ETF             ETF
                                                           ---------------   ------------   --------------
ASSETS
  Investments in securities of unaffiliated issuers, at
     value* (Note 2)                                         $ 70,300,281    $ 71,401,535   $  921,727,370
  Investments in securities of affiliated issuers, at
     value (Note 3)                                            18,673,686       5,673,841      195,862,882
                                                             ------------    ------------   --------------
     Total Investments...................................      88,973,967      77,075,376    1,117,590,252
  Foreign currency, at value.............................              --          27,252               --
  Cash...................................................              --              --              537
  Receivable for Fund shares sold in-kind................              --              --               --
  Receivable for investments sold........................         239,392              --          993,392
  Dividends receivable (Note 2)..........................         141,375         286,864        3,939,851
                                                             ------------    ------------   --------------
       TOTAL ASSETS......................................      89,354,734      77,389,492    1,122,524,032
                                                             ------------    ------------   --------------

LIABILITIES
  Payable upon return of securities loaned...............      18,673,686       5,673,841      195,862,882
  Payable for Fund shares repurchased in-kind............              --              --            3,274
  Payable for investments purchased......................         247,718              --        3,083,753
  Distributions payable..................................         533,100         761,962       14,481,812
  Due to custodian.......................................              --              --               --
  Accrued advisory fee (Note 3)..........................          14,334          30,362          193,770
  Accrued trustees fee (Note 3)..........................             562             795            8,211
                                                             ------------    ------------   --------------
       TOTAL LIABILITIES.................................      19,469,400       6,466,960      213,633,702
                                                             ------------    ------------   --------------
       NET ASSETS........................................    $ 69,885,334    $ 70,922,532   $  908,890,330
                                                             ============    ============   ==============
NET ASSETS CONSIST OF:
  Paid in capital (Note 4)...............................    $113,532,744    $123,816,422   $1,859,511,194
  Undistributed (distribution in excess of) net
     investment income...................................        (400,089)        181,483      (14,481,812)
  Accumulated net realized gain (loss) on investments and
     foreign currency transactions.......................     (13,262,865)    (26,082,261)    (282,678,067)
  Net unrealized appreciation (depreciation) on:
     Investments.........................................     (29,984,456)    (26,987,612)    (653,460,985)
     Foreign currency....................................              --          (5,500)              --
                                                             ------------    ------------   --------------
       NET ASSETS........................................    $ 69,885,334    $ 70,922,532   $  908,890,330
                                                             ============    ============   ==============
NET ASSET VALUE PER SHARE
  Net asset value per share..............................    $      43.64    $      47.27   $        34.00
                                                             ============    ============   ==============
  Shares outstanding (unlimited amount authorized, $0.01
     par value)..........................................       1,601,329       1,500,442       26,729,490
                                                             ============    ============   ==============
COST OF INVESTMENTS:
  Unaffiliated issuers...................................    $100,284,737    $ 98,389,147   $1,575,188,355
  Affiliated issuers.....................................      18,673,686       5,673,841      195,862,882
                                                             ------------    ------------   --------------
  Total cost of investments..............................    $118,958,423    $104,062,988   $1,771,051,237
                                                             ============    ============   ==============
  Foreign currency, at cost..............................    $         --    $     31,473   $           --
                                                             ============    ============   ==============

  *   Includes $17,958,773, $5,484,196, $192,448,607, $197,282,672, $8,853,608, $5,641,106, $13,099,745,
      $152,334,260, $106,408,364, respectively, of investments in securities on loan, at value.





See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                         SPDR             SPDR             SPDR
      SPDR               KBW               KBW        MORGAN STANLEY       SPDR S&P         SPDR S&P
    KBW BANK       CAPITAL MARKETS      INSURANCE       TECHNOLOGY         DIVIDEND         BIOTECH
      ETF                ETF               ETF              ETF              ETF              ETF
---------------    ---------------    ------------    --------------    -------------    -------------

 $  792,139,269      $ 73,414,278     $139,525,053     $198,260,497     $ 664,098,496    $ 427,979,644
    241,378,082        16,228,801        5,982,505       13,653,424       157,934,201      109,293,810
---------------      ------------     ------------     ------------     -------------    -------------
  1,033,517,351        89,643,079      145,507,558      211,913,921       822,032,697      537,273,454
             --                --               --               --                --               --
             --                --               --               --                --               --
             --                --               --               --               122               --
      6,686,272                --          981,914               --                --          780,399
      1,819,223            42,010          270,996           60,677         1,951,550           43,853
---------------      ------------     ------------     ------------     -------------    -------------
  1,042,022,846        89,685,089      146,760,468      211,974,598       823,984,369      538,097,706
---------------      ------------     ------------     ------------     -------------    -------------


    207,065,428         9,170,277        5,982,505       13,653,424       157,934,201      109,293,810
            734             2,296               19              297                --          170,427
      6,846,175           132,229        1,026,375               --                --               --
      6,173,498           164,618          512,606          423,535         7,205,725               --
             --                --               --               --                --            3,679
        236,697            26,654           33,531           77,706           186,138          118,132
          6,712               648              588            1,403             3,140            3,714
---------------      ------------     ------------     ------------     -------------    -------------
    220,329,244         9,496,722        7,555,624       14,156,365       165,329,204      109,589,762
---------------      ------------     ------------     ------------     -------------    -------------
 $  821,693,602      $ 80,188,367     $139,204,844     $197,818,233     $ 658,655,165    $ 428,507,944
===============      ============     ============     ============     =============    =============

 $1,660,706,255      $169,958,484     $176,624,989     $311,057,125     $ 791,045,256    $ 591,553,671
       (584,114)           89,192         (301,169)         (21,280)       (1,650,886)          12,140
   (329,485,151)      (60,303,033)     (17,283,236)     (71,255,202)     (143,161,614)    (113,951,616)

   (508,943,388)      (29,556,276)     (19,835,740)     (41,962,410)       12,422,409      (49,106,251)
             --                --               --               --                --               --
---------------      ------------     ------------     ------------     -------------    -------------
 $  821,693,602      $ 80,188,367     $139,204,844     $197,818,233     $ 658,655,165    $ 428,507,944
===============      ============     ============     ============     =============    =============

 $        18.08      $      33.41     $      26.52     $      44.96     $       37.96    $       50.71
===============      ============     ============     ============     =============    =============
     45,452,007         2,400,000        5,250,000        4,400,108        17,351,456        8,450,000
===============      ============     ============     ============     =============    =============

 $1,293,539,410      $100,761,832     $159,360,793     $240,222,907     $ 651,676,087    $ 477,085,895
    248,921,329        18,437,523        5,982,505       13,653,424       157,934,201      109,293,810
---------------      ------------     ------------     ------------     -------------    -------------
 $1,542,460,739      $119,199,355     $165,343,298     $253,876,331     $ 809,610,288    $ 586,379,705
===============      ============     ============     ============     =============    =============
$           --       $         --     $         --     $         --     $          --    $          --
===============      ============     ============     ============     =============    =============


SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                                                             SPDR S&P
                                                                                             OIL & GAS
                                                              SPDR S&P        SPDR S&P      EQUIPMENT &
                                                            HOMEBUILDERS      METALS &       SERVICES
                                                                ETF          MINING ETF         ETF
                                                           -------------   -------------   ------------
ASSETS
  Investments in securities of unaffiliated issuers, at
     value* (Note 2).....................................  $ 557,309,091   $ 603,366,167   $199,381,150
  Investments in securities of affiliated issuers, at
     value (Note 3)......................................    125,762,270     146,985,910     40,191,165
                                                           -------------   -------------   ------------
     Total Investments...................................    683,071,361     750,352,077    239,572,315
  Receivable for Fund shares sold in-kind................          4,171          27,042             --
  Receivable for investments sold........................             --              --             --
  Dividends receivable (Note 2)..........................        739,718         619,607        110,050
                                                           -------------   -------------   ------------
       TOTAL ASSETS......................................    683,815,250     750,998,726    239,682,365
                                                           -------------   -------------   ------------

LIABILITIES
  Payable upon return of securities loaned...............    125,762,270     146,985,910     40,191,165
  Payable for Fund shares repurchased in-kind............             --              --             --
  Payable for investments purchased......................             --              --             --
  Distributions payable..................................      1,769,292       1,409,584        329,946
  Accrued advisory fee (Note 3)..........................        168,698         177,692         59,134
  Accrued trustees fee (Note 3)..........................          4,441           2,748          1,194
                                                           -------------   -------------   ------------
       TOTAL LIABILITIES.................................    127,704,701     148,575,934     40,581,439
                                                           -------------   -------------   ------------
       NET ASSETS........................................  $ 556,110,549   $ 602,422,792   $199,100,926
                                                           =============   =============   ============
NET ASSETS CONSIST OF:
  Paid in capital (Note 4)...............................  $ 772,596,260   $ 904,254,342   $297,969,153
  Undistributed (distribution in excess of) net
     investment income...................................       (478,257)        142,357        (23,202)
  Accumulated net realized gain (loss) on investments and
     foreign currency transactions.......................   (191,431,834)   (275,434,580)   (59,026,817)
  Net unrealized appreciation (depreciation) on:
     Investments.........................................    (24,575,620)    (26,539,327)   (39,818,208)
                                                           -------------   -------------   ------------
       NET ASSETS........................................  $ 556,110,549   $ 602,422,792   $199,100,926
                                                           =============   =============   ============
NET ASSET VALUE PER SHARE
  Net asset value per share..............................  $       11.77   $       37.07   $      21.76
                                                           =============   =============   ============
  Shares outstanding (unlimited amount authorized, $0.01
     par value)..........................................     47,250,000      16,250,097      9,150,000
                                                           =============   =============   ============
COST OF INVESTMENTS:
  Unaffiliated issuers...................................  $ 581,884,711   $ 629,905,494   $239,199,358
  Affiliated issuers.....................................    125,762,270     146,985,910     40,191,165
                                                           -------------   -------------   ------------
  Total cost of investments..............................  $ 707,646,981   $ 776,891,404   $279,390,523
                                                           =============   =============   ============

  *   Includes $120,687,762, $139,240,658, $38,952,903, $55,241,928, $11,311,405, $64,076,700,
      $24,584,114, $126,666,664, $0, respectively, of investments in securities on loan, at value.





See accompanying notes to financial statements.

--------------------------------------------------------------------------------



         SPDR S&P                                                            SPDR KBW      SPDR KBW
         OIL & GAS         SPDR S&P                          SPDR S&P        REGIONAL      MORTGAGE
       EXPLORATION &   PHARMACEUTICALS      SPDR S&P      SEMICONDUCTOR      BANKING        FINANCE
      PRODUCTION ETF         ETF           RETAIL ETF          ETF             ETF            ETF
      --------------   ---------------   --------------   -------------   -------------   ----------

       $ 280,839,882     $40,610,177     $1,018,827,687    $103,552,231   $ 436,840,381   $5,421,974
          56,506,368      11,638,204         65,789,143      25,378,726     133,202,649       31,581
       -------------     -----------     --------------    ------------   -------------   ----------
         337,346,250      52,248,381      1,084,616,830     128,930,957     570,043,030    5,453,555
                 --               50             15,543              --              --           --
                 --               --                 --              --       5,312,848           --
             270,872          33,608            314,485          39,083       1,172,637        1,902
       -------------     -----------     --------------    ------------   -------------   ----------
         337,617,122      52,282,039      1,084,946,858     128,970,040     576,528,515    5,455,457
       -------------     -----------     --------------    ------------   -------------   ----------


          56,506,368      11,638,204         65,789,143      25,378,726     133,202,649           --
               2,702              --                 --              --          11,968           --
                 --               --                 --              --       5,267,298           --
             729,395         132,973          1,019,830         277,320       2,970,217       26,714
              94,530          11,957            128,073          31,326         134,153        1,561
               2,067             264              2,589             290           4,826            5
       -------------     -----------     --------------    ------------   -------------   ----------
          57,335,062      11,783,398         66,939,635      25,687,662     141,591,111       28,280
       -------------     -----------     --------------    ------------   -------------   ----------
       $ 280,282,060     $40,498,641     $1,018,007,223    $103,282,378   $ 434,937,404   $5,427,177
       =============     ===========     ==============    ============   =============   ==========

       $ 476,615,511     $42,111,865     $1,063,159,943    $116,872,634   $ 902,329,659   $6,139,244
             (94,490)        (36,724)           127,439         (38,107)     (1,299,562)      (4,796)
        (117,277,969)     (4,128,233)       (34,959,197)    (23,225,163)   (160,077,010)     (43,361)

         (78,960,992)      2,551,733        (10,320,962)      9,673,014    (306,015,683)    (663,910)
       -------------     -----------     --------------    ------------   -------------   ----------
       $ 280,282,060     $40,498,641     $1,018,007,223    $103,282,378   $ 434,937,404   $5,427,177
       =============     ===========     ==============    ============   =============   ==========

       $       31.67     $     30.00     $        27.70    $      33.86   $       18.31   $    36.18
       =============     ===========     ==============    ============   =============   ==========
           8,850,000       1,350,134         36,750,055       3,050,000      23,751,655      150,000
       =============     ===========     ==============    ============   =============   ==========

       $ 359,800,874     $38,058,444     $1,029,148,649    $ 93,879,217   $ 742,856,064   $6,085,884
          56,506,368      11,638,204         65,789,143      25,378,726     133,202,649       31,581
       -------------     -----------     --------------    ------------   -------------   ----------
       $ 416,307,242     $49,696,648     $1,094,937,792    $119,257,943   $ 876,058,713   $6,117,465
       =============     ===========     ==============    ============   =============   ==========


SPDR SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009
--------------------------------------------------------------------------------


                                                           SPDR          SPDR           SPDR
                                                         DOW JONES    DOW JONES       DOW JONES
                                                       TOTAL MARKET   LARGE CAP   LARGE CAP GROWTH
                                                            ETF          ETF             ETF
                                                       ------------   ---------   ----------------
INVESTMENT INCOME
  Dividend income on securities of unaffiliated
     issuers (Note 2)................................  $  3,241,666   $ 502,731     $  2,646,474
  Dividend income on securities of affiliated issuers
     (Note 3)........................................         2,330         387               --
  Affiliated securities lending -- net (Note 3 and
     Note 8).........................................       204,983      49,963          207,386
  Foreign taxes withheld.............................          (150)        (33)            (516)
                                                       ------------   ---------     ------------
  TOTAL INVESTMENT INCOME............................     3,448,829     553,048        2,853,344
                                                       ------------   ---------     ------------
EXPENSES
  Advisory fee (Note 3)..............................       261,839      38,680          386,520
  Trustees fee (Note 3)..............................         4,067         445            7,037
  Miscellaneous expense..............................         8,623       6,067            1,260
                                                       ------------   ---------     ------------
  TOTAL EXPENSES.....................................       274,529      45,192          394,817
                                                       ------------   ---------     ------------
  NET INVESTMENT INCOME (LOSS).......................     3,174,300     507,856        2,458,527
                                                       ------------   ---------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
     Investments in securities of unaffiliated
       issuers.......................................    (1,159,437)   (699,292)     (29,611,526)
     Investments in securities of affiliated
       issuers.......................................         4,981      (1,902)        (107,989)
     Foreign currency transactions...................            35          --               --
  Net change in unrealized appreciation
     (depreciation) on:
     Investments.....................................   (34,356,107)    379,416      (52,514,346)
     Foreign currency transactions...................            --          --               --
                                                       ------------   ---------     ------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON
       INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS..................................   (35,510,528)   (321,778)     (82,233,861)
                                                       ------------   ---------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................  $(32,336,228)  $ 186,078     $(79,775,334)
                                                       ============   =========     ============






See accompanying notes to financial statements.

--------------------------------------------------------------------------------



            SPDR            SPDR           SPDR             SPDR           SPDR            SPDR
         DOW JONES       DOW JONES       DOW JONES       DOW JONES      DOW JONES        DOW JONES
      LARGE CAP VALUE     MID CAP     MID CAP GROWTH   MID CAP VALUE    SMALL CAP    SMALL CAP GROWTH
            ETF             ETF             ETF             ETF            ETF              ETF
      ---------------   -----------   --------------   -------------   -----------   ----------------

        $  3,482,970    $   445,538     $   243,137     $   336,916    $   331,075     $    568,387
               4,648             --              --              --             --               --
             150,009         64,336         100,496          27,189         54,919          297,902
                (130)          (221)             --            (188)           (71)             (31)
        ------------    -----------     -----------     -----------    -----------     ------------
           3,637,497        509,653         343,633         363,917        385,923          866,258
        ------------    -----------     -----------     -----------    -----------     ------------

             184,359         54,982          83,742          23,568         38,918          189,756
               2,968            681           1,090             303            468            2,448
               7,734         10,647           7,893           7,915          9,695            8,524
        ------------    -----------     -----------     -----------    -----------     ------------
             195,061         66,310          92,725          31,786         49,081          200,728
        ------------    -----------     -----------     -----------    -----------     ------------
           3,442,436        443,343         250,908         332,131        336,842          665,530
        ------------    -----------     -----------     -----------    -----------     ------------


         (22,338,749)    (5,130,083)     (8,964,604)     (3,282,204)    (1,529,733)     (10,609,076)
             (59,504)            --              --              --             --               --
                 --              --              --              --             12              (13)

         (10,478,734)    (1,113,940)       (419,371)        404,013     (2,381,697)     (10,871,283)
                  --             --              --              --             --               --
        ------------    -----------     -----------     -----------    -----------     ------------


         (32,876,987)    (6,244,023)     (9,383,975)     (2,878,191)    (3,911,418)     (21,480,372)
        ------------    -----------     -----------     -----------    -----------     ------------

        $(29,434,551)   $(5,800,680)    $(9,133,067)    $(2,546,060)   $(3,574,576)    $(20,814,842)
        ============    ===========     ===========     ===========    ===========     ============


SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2009
--------------------------------------------------------------------------------


                                                            SPDR            SPDR            SPDR
                                                         DOW JONES        DJ GLOBAL      DOW JONES
                                                      SMALL CAP VALUE      TITANS           REIT
                                                            ETF              ETF            ETF
                                                      ---------------   ------------   -------------
INVESTMENT INCOME
  Dividend income on securities of unaffiliated
     issuers (Note 2)...............................    $  2,278,873    $  3,682,218   $  47,568,828
  Dividend income on securities of affiliated
     issuers (Note 3)...............................              --              --              --
  Affiliated securities lending -- net (Note 3 and
     Note 8)........................................         239,898         120,900       1,825,081
  Foreign taxes withheld............................            (633)       (159,180)             --
                                                        ------------    ------------   -------------
  TOTAL INVESTMENT INCOME...........................       2,518,138       3,643,938      49,393,909
                                                        ------------    ------------   -------------
EXPENSES
  Advisory fee (Note 3) ............................         175,605         491,732       2,556,320
  Trustees fee (Note 3).............................           2,429           3,591          35,919
  Miscellaneous expense.............................          11,013           1,490           2,292
                                                        ------------    ------------   -------------
  TOTAL EXPENSES....................................         189,047         496,813       2,594,531
                                                        ------------    ------------   -------------
  NET INVESTMENT INCOME (LOSS)......................       2,329,091       3,147,125      46,799,378
                                                        ------------    ------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
     Investments in securities of unaffiliated
       issuers......................................     (11,897,564)    (20,479,681)   (274,749,551)
     Investments in securities of affiliated
       issuers......................................              --              --              --
     Foreign currency transactions..................              --          (8,636)             --
  Net change in unrealized appreciation
     (depreciation) on:
     Investments....................................     (12,389,930)    (24,244,289)   (433,828,051)
     Foreign currency transactions..................              --         (12,236)             --
                                                        ------------    ------------   -------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON
       INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS.................................     (24,287,494)    (44,744,842)   (708,577,602)
                                                        ------------    ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................    $(21,958,403)   $(41,597,717)  $(661,778,224)
                                                        ============    ============   =============






See accompanying notes to financial statements.

--------------------------------------------------------------------------------



           SPDR             SPDR            SPDR            SPDR             SPDR            SPDR
           KBW              KBW              KBW       MORGAN STANLEY        S&P             S&P
           BANK       CAPITAL MARKETS     INSURANCE      TECHNOLOGY        DIVIDEND        BIOTECH
           ETF              ETF              ETF             ETF             ETF             ETF
      -------------   ---------------   ------------   --------------   -------------   -------------

      $  33,854,751     $  1,427,669    $  2,092,916    $  1,703,834    $  21,006,957   $   4,480,366
            351,342           58,260              --              --               --              --
          4,968,932          144,074         121,254         216,803        1,022,873       1,042,804
                 --               --              --         (56,951)              --              --
      -------------     ------------    ------------    ------------    -------------   -------------
         39,175,025        1,630,003       2,214,170       1,863,686       22,029,830       5,523,170
      -------------     ------------    ------------    ------------    -------------   -------------

          2,952,524          284,784         266,043         877,701        1,413,666       1,627,334
             29,023            2,862           2,163           6,226           10,666          15,152
              3,314            2,906             357             402            2,810           3,621
      -------------     ------------    ------------    ------------    -------------   -------------
          2,984,861          290,552         268,563         884,329        1,427,142       1,646,107
      -------------     ------------    ------------    ------------    -------------   -------------
         36,190,164        1,339,451       1,945,607         979,357       20,602,688       3,877,063
      -------------     ------------    ------------    ------------    -------------   -------------


       (328,387,789)     (57,447,351)    (48,781,149)    (34,789,154)    (134,987,178)    (94,674,335)
        (12,913,201)      (3,141,442)             --              --               --              --
                 --               --              --              --               --              --

       (193,187,760)      17,974,335       9,231,599     (18,399,193)      77,037,794     (24,720,840)
                 --               --              --              --               --              --
      -------------     ------------    ------------    ------------    -------------   -------------


       (534,488,750)     (42,614,458)    (39,549,550)    (53,188,347)     (57,949,384)   (119,395,175)
      -------------     ------------    ------------    ------------    -------------   -------------

      $(498,298,586)    $(41,275,007)   $(37,603,943)   $(52,208,990)   $ (37,346,696)  $(115,518,112)
      =============     ============    ============    ============    =============   =============


SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2009
--------------------------------------------------------------------------------


                                                                                            SPDR
                                                                                            S&P
                                                          SPDR             SPDR          OIL & GAS
                                                          S&P              S&P          EQUIPMENT &
                                                      HOMEBUILDERS   METALS & MINING      SERVICES
                                                          ETF              ETF              ETF
                                                     -------------   ---------------   -------------
INVESTMENT INCOME
  Dividend income on securities of unaffiliated
     issuers (Note 2)..............................  $   9,973,826    $   5,608,592    $   1,473,619
  Dividend income on securities of affiliated
     issuers (Note 3)..............................             --               --               --
  Affiliated securities lending -- net (Note 3 and
     Note 8).......................................      2,268,729          609,277          190,780
                                                     -------------    -------------    -------------
  TOTAL INVESTMENT INCOME..........................     12,242,555        6,217,869        1,664,399
                                                     -------------    -------------    -------------
EXPENSES
  Advisory fee (Note 3)............................      1,948,518        1,220,504          525,881
  Trustees fee (Note 3)............................         17,656           11,664            5,262
  Miscellaneous expense............................         10,113            5,731            1,048
                                                     -------------    -------------    -------------
  TOTAL EXPENSES...................................      1,976,287        1,237,899          532,191
                                                     -------------    -------------    -------------
  NET INVESTMENT INCOME (LOSS).....................     10,266,268        4,979,970        1,132,208
                                                     -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
     Investments in securities of unaffiliated
       issuers.....................................   (459,491,919)    (261,610,132)     (55,640,576)
  Net change in unrealized appreciation
     (depreciation) on:
     Investments...................................    143,673,510      (66,817,314)     (88,887,400)
                                                     -------------    -------------    -------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON
       INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS................................   (315,818,409)    (328,427,446)    (144,527,976)
                                                     -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $(305,552,141)   $(323,447,476)   $(143,395,768)
                                                     =============    =============    =============




(1)  For the period April 29, 2009 (commencement of operations) to June 30,
     2009.



See accompanying notes to financial statements.

--------------------------------------------------------------------------------



           SPDR
           S&P                                                               SPDR          SPDR
        OIL & GAS           SPDR                             SPDR            KBW           KBW
      EXPLORATION &         S&P              SPDR            S&P           REGIONAL      MORTGAGE
        PRODUCTION    PHARMACEUTICALS     S&P RETAIL    SEMICONDUCTOR      BANKING       FINANCE
           ETF              ETF              ETF             ETF             ETF          ETF(1)
      -------------   ---------------   -------------   -------------   -------------   ---------

      $   2,751,808     $   550,465     $   5,410,551    $    473,398   $  20,662,985   $  25,083
                 --              --                --              --              --           9
            300,656         104,914         1,032,013          92,379       3,617,147          --
      -------------     -----------     -------------    ------------   -------------   ---------
          3,052,464         655,379         6,442,564         565,777      24,280,132      25,092
      -------------     -----------     -------------    ------------   -------------   ---------

            910,986         117,780         1,148,265         134,485       2,104,178       3,169
              8,511             846            10,398             934          20,480           5
                728           2,841             5,247             394           1,822          --
      -------------     -----------     -------------    ------------   -------------   ---------
            920,225         121,467         1,163,910         135,813       2,126,480       3,174
      -------------     -----------     -------------    ------------   -------------   ---------
          2,132,239         533,912         5,278,654         429,964      22,153,652      21,918
      -------------     -----------     -------------    ------------   -------------   ---------


       (132,834,713)     (3,493,487)     (216,930,922)    (16,661,344)   (240,638,024)    (43,361)

        (83,900,106)      2,830,730        21,099,340      23,342,847    (151,814,096)   (663,910)
      -------------     -----------     -------------    ------------   -------------   ---------


       (216,734,819)       (662,757)     (195,831,582)      6,681,503    (392,452,120)   (707,271)
      -------------     -----------     -------------    ------------   -------------   ---------

      $(214,602,580)    $  (128,845)    $(190,552,928)   $  7,111,467   $(370,298,468)  $(685,353)
      =============     ===========     =============    ============   =============   =========


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                              SPDR                         SPDR
                                                           DOW JONES                    DOW JONES
                                                          TOTAL MARKET                  LARGE CAP
                                                              ETF                          ETF
                                                  ---------------------------   -------------------------
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                     6/30/09        6/30/08       6/30/09       6/30/08
                                                  ------------   ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)..................  $  3,174,300   $  2,244,548   $   507,856   $   177,274
  Net realized gain (loss) on investments and
     foreign currency transactions..............    (1,154,421)     3,186,022      (701,194)      727,553
  Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions......................   (34,356,107)   (21,214,649)      379,416    (2,121,495)
                                                  ------------   ------------   -----------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS..................   (32,336,228)   (15,784,079)      186,078    (1,216,668)
                                                  ------------   ------------   -----------   -----------
  Net equalization credits and charges..........       167,286         41,743        98,422           203
                                                  ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.........................    (3,248,305)    (2,289,838)     (588,582)     (177,131)
  Net realized gains............................            --             --            --       (15,041)
                                                  ------------   ------------   -----------   -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS...........    (3,248,305)    (2,289,838)     (588,582)     (192,172)
                                                  ------------   ------------   -----------   -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares..........    89,281,386     19,545,099    33,927,680     6,883,341
  Net proceeds from reinvestment of
     distributions..............................           487            101            --            --
  Cost of shares redeemed.......................   (21,571,970)    (5,576,845)   (4,039,406)   (6,878,146)
  Net income equalization (Note 2)..............      (167,286)       (41,743)      (98,422)         (203)
                                                  ------------   ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS..............    67,542,617     13,926,612    29,789,852         4,992
                                                  ------------   ------------   -----------   -----------
  Net increase (decrease) in net assets during
     year.......................................    32,125,370     (4,105,562)   29,485,770    (1,403,645)
  Net assets at beginning of year...............   126,112,641    130,218,203     8,933,215    10,336,860
                                                  ------------   ------------   -----------   -----------
NET ASSETS END OF YEAR (1)......................  $158,238,011   $126,112,641   $38,418,985   $ 8,933,215
                                                  ============   ============   ===========   ===========
SHARES OF BENEFICIAL INTEREST:
  Shares sold...................................     1,300,000        200,000       850,000       100,000
  Shares issued to shareholders from
     reinvestment of distributions..............             6              1            --            --
  Shares redeemed...............................      (300,000)       (50,000)     (100,000)     (100,000)
                                                  ------------   ------------   -----------   -----------
NET INCREASE (DECREASE).........................     1,000,006        150,001       750,000            --
                                                  ============   ============   ===========   ===========
(1) Including undistributed (distribution in
     excess of) net investment income...........  $   (186,444)  $    (70,336)  $   (87,266)  $      (447)
                                                  ============   ============   ===========   ===========






See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                   SPDR                           SPDR                         SPDR
                DOW JONES                      DOW JONES                    DOW JONES
             LARGE CAP GROWTH               LARGE CAP VALUE                  MID CAP
                   ETF                            ETF                          ETF
      -----------------------------   ---------------------------   -------------------------
        YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
          6/30/09         6/30/08        6/30/09        6/30/08       6/30/09       6/30/08
      --------------   ------------   ------------   ------------   -----------   -----------


       $   2,458,527   $  2,373,733   $  3,442,436   $  3,454,312   $   443,343   $   267,638

         (29,719,515)     7,751,617    (22,398,253)     9,349,127    (5,130,083)    1,031,186

         (52,514,346)   (25,147,072)   (10,478,734)   (37,561,456)   (1,113,940)   (4,543,696)
       -------------   ------------   ------------   ------------   -----------   -----------
         (79,775,334)   (15,021,722)   (29,434,551)   (24,758,017)   (5,800,680)   (3,244,872)
       -------------   ------------   ------------   ------------   -----------   -----------
            (127,275)        53,609        124,412       (133,124)       37,015        (3,315)
       -------------   ------------   ------------   ------------   -----------   -----------

          (2,246,413)    (2,447,123)    (3,648,149)    (3,329,881)     (471,074)     (286,883)
                 --              --             --             --            --    (1,081,382)
       -------------   ------------   ------------   ------------   -----------   -----------
          (2,246,413)    (2,447,123)    (3,648,149)    (3,329,881)     (471,074)   (1,368,265)
       -------------   ------------   ------------   ------------   -----------   -----------

          18,321,830    125,624,489     53,353,954     29,080,124    16,712,294     5,453,476
                 327             --         13,625          6,865            --            --
         (70,498,609)   (42,848,098)   (14,492,257)   (56,818,532)           --    (5,074,560)
             127,275        (53,609)      (124,412)       133,124       (37,015)        3,315
       -------------   ------------   ------------   ------------   -----------   -----------

         (52,049,177)    82,722,782     38,750,910    (27,598,419)   16,675,279       382,231
       -------------   ------------   ------------   ------------   -----------   -----------
        (134,198,199)    65,307,546      5,792,622    (55,819,441)   10,440,540    (4,234,221)
         289,015,134    223,707,588     93,427,924    149,247,365    20,819,746    25,053,967
       -------------   ------------   ------------   ------------   -----------   -----------
       $ 154,816,935   $289,015,134   $ 99,220,546   $ 93,427,924   $31,260,286   $20,819,746
       =============   ============   ============   ============   ===========   ===========

             450,000      2,200,000      1,000,000        350,000       450,000       100,000
                   9             --            264             84            --            --
          (1,900,000)      (750,000)      (300,000)      (700,000)           --      (100,000)
       -------------   ------------   ------------   ------------   -----------   -----------
          (1,449,991)     1,450,000        700,264       (349,916)      450,000            --
       =============   ============   ============   ============   ===========   ===========

       $      40,187   $    (72,213)  $   (183,617)  $     96,762   $   (97,275)  $   (29,496)
       =============   ============   ============   ============   ===========   ===========


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                               SPDR                         SPDR
                                                             DOW JONES                   DOW JONES
                                                          MID CAP GROWTH               MID CAP VALUE
                                                                ETF                         ETF
                                                    --------------------------   -------------------------
                                                     YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                      6/30/09        6/30/08       6/30/09       6/30/08
                                                    -----------   ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)....................  $   250,908   $    190,598   $   332,131   $   299,689
  Net realized gain (loss) on investments and
     foreign currency transactions................   (8,964,604)     1,375,831    (3,282,204)   (1,625,365)
  Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions........................     (419,371)    (6,371,142)      404,013    (1,554,983)
                                                    -----------   ------------   -----------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS..............................   (9,133,067)    (4,804,713)   (2,546,060)   (2,880,659)
                                                    -----------   ------------   -----------   -----------
  Net equalization credits and charges............       10,023         (1,714)      (23,866)      (25,215)
                                                    -----------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................     (254,596)      (193,740)     (319,079)     (302,238)
  Net realized gains..............................           --       (726,522)           --            --
                                                    -----------   ------------   -----------   -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS.............     (254,596)      (920,262)     (319,079)     (302,238)
                                                    -----------   ------------   -----------   -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares............   11,384,549     41,395,403     5,146,279            --
  Net proceeds from reinvestment of
     distributions................................           --             --            --            --
  Cost of shares redeemed.........................   (3,034,805)   (15,799,591)   (3,525,839)   (5,678,054)
  Net income equalization (Note 2)................      (10,023)         1,714        23,866        25,215
                                                    -----------   ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS................    8,339,721     25,597,526     1,644,306    (5,652,839)
                                                    -----------   ------------   -----------   -----------
  Net increase (decrease) in net assets during
     year.........................................   (1,037,919)    19,870,837    (1,244,699)   (8,860,951)
  Net assets at beginning of year.................   43,977,178     24,106,341    10,068,188    18,929,139
                                                    -----------   ------------   -----------   -----------
NET ASSETS END OF YEAR (1)........................  $42,939,259   $ 43,977,178   $ 8,823,489   $10,068,188
                                                    ===========   ============   ===========   ===========
SHARES OF BENEFICIAL INTEREST:
  Shares sold.....................................      300,000        600,000       150,000            --
  Shares issued to shareholders from reinvestment
     of distributions.............................           --             --            --            --
  Shares redeemed.................................      (50,000)      (250,000)     (100,000)     (100,000)
                                                    -----------   ------------   -----------   -----------
  NET INCREASE (DECREASE).........................      250,000        350,000        50,000      (100,000)
                                                    ===========   ============   ===========   ===========
(1) Including undistributed (distribution in
     excess of) net investment income.............  $   (22,153)  $     (6,255)  $   (49,561)  $   (16,973)
                                                    ===========   ============   ===========   ===========






See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                 SPDR                          SPDR                          SPDR
               DOW JONES                    DOW JONES                     DOW JONES
               SMALL CAP                 SMALL CAP GROWTH              SMALL CAP VALUE
                  ETF                          ETF                           ETF
      --------------------------   ---------------------------   ---------------------------
       YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
         6/30/09       6/30/08        6/30/09        6/30/08        6/30/09        6/30/08
      ------------   -----------   ------------   ------------   ------------   ------------


       $   336,842   $   163,631   $    665,530   $    432,859   $  2,329,091   $  2,066,772

        (1,529,721)      735,067    (10,609,089)    14,964,160    (11,897,564)     5,149,277

        (2,381,697)   (2,758,524)   (10,871,283)   (27,173,239)   (12,389,930)   (30,679,465)
       -----------   -----------   ------------   ------------   ------------   ------------
        (3,574,576)   (1,859,826)   (20,814,842)   (11,776,220)   (21,958,403)   (23,463,416)
       -----------   -----------   ------------   ------------   ------------   ------------
            24,819         8,188         47,524          3,615        (27,061)        14,047
       -----------   -----------   ------------   ------------   ------------   ------------

          (327,907)     (181,544)      (683,706)      (433,982)    (1,928,987)    (2,295,875)
                --            --             --     (1,492,119)      (266,335)      (424,791)
       -----------   -----------   ------------   ------------   ------------   ------------
          (327,907)     (181,544)      (683,706)    (1,926,101)    (2,195,322)    (2,720,666)
       -----------   -----------   ------------   ------------   ------------   ------------

        12,736,870    14,851,257     45,604,693     70,646,661     39,138,899      9,480,238
               300            --             88            559          3,933         10,808
                --    (8,977,921)   (16,157,524)   (59,224,273)   (34,960,025)   (13,540,557)
           (24,819)       (8,188)       (47,524)        (3,615)        27,061        (14,047)
       -----------   -----------   ------------   ------------   ------------   ------------

        12,712,351     5,865,148     29,399,733     11,419,332      4,209,868     (4,063,558)
       -----------   -----------   ------------   ------------   ------------   ------------
         8,834,687     3,831,966      7,948,709     (2,279,374)   (19,970,918)   (30,233,593)
        13,816,739     9,984,773     86,128,557     88,407,931     89,856,252    120,089,845
       -----------   -----------   ------------   ------------   ------------   ------------
       $22,651,426   $13,816,739   $ 94,077,266   $ 86,128,557   $ 69,885,334   $ 89,856,252
       ===========   ===========   ============   ============   ============   ============

           300,000       250,000        700,000        700,000        700,000        150,000
                 9            --              1              6             73            166
               --       (150,000)      (250,000)      (600,000)      (650,000)      (200,000)
       -----------   -----------   ------------   ------------   ------------   ------------
           300,009       100,000        450,001        100,006         50,073        (49,834)
       ===========   ===========   ============   ============   ============   ============

       $   (66,365)  $   (34,268)  $   (115,978)  $    (21,223)  $   (400,089)  $   (480,556)
       ===========   ===========   ============   ============   ============   ============


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STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                          SPDR
                                                        SPDR DJ                        DOW JONES
                                                     GLOBAL TITANS                        REIT
                                                          ETF                             ETF
                                              ---------------------------   -------------------------------
                                               YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                 6/30/09        6/30/08         6/30/09          6/30/08
                                              ------------   ------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)..............  $  3,147,125   $  4,569,354   $   46,799,378   $   34,780,063
  Net realized gain (loss) on investments
     and foreign currency transactions......   (20,488,317)    (7,992,699)    (274,749,551)      51,644,515
  Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions..........   (24,256,525)   (21,693,159)    (433,828,051)    (284,506,178)
                                              ------------   ------------   --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS..............   (41,597,717)   (25,116,504)    (661,778,224)    (198,081,600)
                                              ------------   ------------   --------------   --------------
  Net equalization credits and charges......      (176,604)        78,677        2,600,928        2,733,717
                                              ------------   ------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................    (2,892,421)    (4,723,060)     (55,657,332)     (58,172,700)
  Net realized gains........................            --             --               --               --
                                              ------------   ------------   --------------   --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS.......    (2,892,421)    (4,723,060)     (55,657,332)     (58,172,700)
                                              ------------   ------------   --------------   --------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares......    23,127,126     27,231,499      528,069,032      735,860,724
  Net proceeds from reinvestment of
     distributions..........................         7,504          3,706          323,119          265,995
  Cost of shares redeemed...................   (71,375,891)    (3,849,946)    (191,862,425)    (437,969,362)
  Net income equalization (Note 2)..........       176,604        (78,677)      (2,600,928)      (2,733,717)
                                              ------------   ------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS..........   (48,064,657)    23,306,582      333,928,798      295,423,640
                                              ------------   ------------   --------------   --------------
  Net increase (decrease) in net assets
     during year............................   (92,731,399)    (6,454,305)    (380,905,830)      41,903,057
  Net assets at beginning of year...........   163,653,931    170,108,236    1,289,796,160    1,247,893,103
                                              ------------   ------------   --------------   --------------
NET ASSETS END OF YEAR (1)..................  $ 70,922,532   $163,653,931   $  908,890,330   $1,289,796,160
                                              ============   ============   ==============   ==============
SHARES OF BENEFICIAL INTEREST:
  Shares sold...............................       450,000        350,000       11,500,000       10,100,000
  Shares issued to shareholders from
     reinvestment of distributions..........           157             48            6,899            3,537
  Shares redeemed...........................    (1,400,000)       (50,000)      (4,500,000)      (5,800,000)
                                              ------------   ------------   --------------   --------------
NET INCREASE (DECREASE).....................      (949,843)       300,048        7,006,899        4,303,537
                                              ============   ============   ==============   ==============
(1) Including undistributed (distribution in
     excess of) net investment income.......  $    181,483   $    (64,585)  $  (14,481,812)  $  (16,456,066)
                                              ============   ============   ==============   ==============






See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                     SPDR                               SPDR                             SPDR
                     KBW                                KBW                              KBW
                     BANK                         CAPITAL MARKETS                     INSURANCE
                     ETF                                ETF                              ETF
      ---------------------------------   -------------------------------   -----------------------------
         YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
          6/30/09           6/30/08          6/30/09          6/30/08          6/30/09         6/30/08
      ---------------   ---------------   -------------   ---------------   -------------   -------------


      $    36,190,164   $    17,645,349   $   1,339,451   $     1,404,657   $   1,945,607   $   2,058,705

         (341,300,990)      (71,181,193)    (60,588,793)      (33,359,964)    (48,781,149)     (9,563,252)

         (193,187,760)     (313,025,630)     17,974,335       (42,353,956)      9,231,599     (28,059,915)
      ---------------   ---------------   -------------   ---------------   -------------   -------------

         (498,298,586)     (366,561,474)    (41,275,007)      (74,309,263)    (37,603,943)    (35,564,462)
      ---------------   ---------------   -------------   ---------------   -------------   -------------
            1,161,281         6,463,701         (69,089)          274,818         419,502         241,888
      ---------------   ---------------   -------------   ---------------   -------------   -------------

          (31,427,389)      (22,992,238)     (1,034,884)       (1,696,609)     (2,043,777)     (2,328,352)
                   --                --              --                --              --              --
      ---------------   ---------------   -------------   ---------------   -------------   -------------
          (31,427,389)      (22,992,238)     (1,034,884)       (1,696,609)     (2,043,777)     (2,328,352)
      ---------------   ---------------   -------------   ---------------   -------------   -------------

        6,031,102,867     4,476,767,384     576,362,751     2,178,610,256     494,256,921     516,506,101
               39,103            25,301              --                --              --              --
       (5,563,002,677)   (3,276,027,101)   (571,164,830)   (2,071,307,179)   (378,778,174)   (474,652,361)
           (1,161,281)       (6,463,701)         69,089          (274,818)       (419,502)       (241,888)
      ---------------   ---------------   -------------   ---------------   -------------   -------------

          466,978,012     1,194,301,883       5,267,010       107,028,259     115,059,245      41,611,852
      ---------------   ---------------   -------------   ---------------   -------------   -------------
          (61,586,682)      811,211,872     (37,111,970)       31,297,205      75,831,027       3,960,926
          883,280,284        72,068,412     117,300,337        86,003,132      63,373,817      59,412,891
      ---------------   ---------------   -------------   ---------------   -------------   -------------
      $   821,693,602   $   883,280,284   $  80,188,367   $   117,300,337   $ 139,204,844   $  63,373,817
      ===============   ===============   =============   ===============   =============   =============

          273,200,000       106,350,000      17,200,000        34,200,000      17,650,000       9,900,000

                1,392               612              --                --              --              --
         (258,650,000)      (76,750,000)    (17,400,000)      (32,850,000)    (13,950,000)     (9,350,000)
      ---------------   ---------------   -------------   ---------------   -------------   -------------
           14,551,392        29,600,612        (200,000)        1,350,000       3,700,000         550,000
      ===============   ===============   =============   ===============   =============   =============

      $      (584,114)  $    (5,346,889)  $      89,192   $      (215,175)  $    (301,169)  $    (202,999)
      ===============   ===============   =============   ===============   =============   =============


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                            SPDR                          SPDR
                                                 MORGAN STANLEY TECHNOLOGY            S&P DIVIDEND
                                                            ETF                            ETF
                                                ---------------------------   ----------------------------
                                                 YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                   6/30/09        6/30/08        6/30/09         6/30/08
                                                ------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)................  $    979,357   $    608,029   $  20,602,688   $  9,929,169
  Net realized gain (loss) on investments and
     foreign currency transactions............   (34,789,154)    (1,131,878)   (134,987,178)    (7,300,900)
  Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions....................   (18,399,193)   (30,793,772)     77,037,794    (74,999,594)
                                                ------------   ------------   -------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS................   (52,208,990)   (31,317,621)    (37,346,696)   (72,371,325)
                                                ------------   ------------   -------------   ------------
  Net equalization credits and charges........       (10,362)       (20,040)      1,680,369         99,649
                                                ------------   ------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................      (984,816)      (623,850)    (22,069,140)   (10,113,603)
  Net realized gains..........................            --             --              --     (3,272,942)
                                                ------------   ------------   -------------   ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........      (984,816)      (623,850)    (22,069,140)   (13,386,545)
                                                ------------   ------------   -------------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares........   106,881,919    112,430,275     551,760,708     67,799,118
  Net proceeds from reinvestment of
     distributions............................           182             --          51,009          4,601
  Cost of shares redeemed.....................   (84,740,532)   (40,429,206)    (64,119,182)   (26,986,453)
  Net income equalization (Note 2)............        10,362         20,040      (1,680,369)       (99,649)
                                                ------------   ------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS............    22,151,931     72,021,109     486,012,166     40,717,617
                                                ------------   ------------   -------------   ------------
  Voluntary contribution from Adviser.........            --             --              --             --
                                                ------------   ------------   -------------   ------------
  Net increase (decrease) in net assets during
     year.....................................   (31,052,237)    40,059,598     428,276,699    (44,940,604)
  Net assets at beginning of year.............   228,870,470    188,810,872     230,378,466    275,319,070
                                                ------------   ------------   -------------   ------------
NET ASSETS END OF YEAR (1)....................  $197,818,233   $228,870,470   $ 658,655,165   $230,378,466
                                                ============   ============   =============   ============
SHARES OF BENEFICIAL INTEREST:
  Shares sold.................................     2,550,000      1,850,000      13,950,000      1,250,000
  Shares issued to shareholders from
     reinvestment of distributions............             4             --           1,325             85
  Shares redeemed.............................    (2,300,000)      (750,000)     (1,800,000)      (450,000)
                                                ------------   ------------   -------------   ------------
NET INCREASE (DECREASE)                              250,004      1,100,000      12,151,325        800,085
                                                ============   ============   =============   ============
(1) Including undistributed (distribution in
     excess of) net investment income.........  $    (21,280)  $    (15,821)  $  (1,650,886)  $   (184,434)
                                                ============   ============   =============   ============






See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                   SPDR                               SPDR                                SPDR
                S&P BIOTECH                     S&P HOMEBUILDERS                  S&P METALS & MINING
                    ETF                               ETF                                 ETF
      ------------------------------   ---------------------------------   ---------------------------------
        YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
          6/30/09         6/30/08          6/30/09           6/30/08           6/30/09           6/30/08
      --------------   -------------   ---------------   ---------------   ---------------   ---------------


       $   3,877,063   $   3,117,219   $    10,266,268   $     8,290,987   $     4,979,970   $     2,065,183

         (94,674,335)     22,042,568      (459,491,919)     (142,189,940)     (261,610,132)      130,740,731

         (24,720,840)    (17,796,047)      143,673,510      (123,156,917)      (66,817,314)       48,689,578
       -------------   -------------   ---------------   ---------------   ---------------   ---------------

        (115,518,112)      7,363,740      (305,552,141)     (257,055,870)     (323,447,476)      181,495,492
       -------------   -------------   ---------------   ---------------   ---------------   ---------------
               5,249         (73,636)          618,208        (1,258,222)          393,942           (11,437)
       -------------   -------------   ---------------   ---------------   ---------------   ---------------

          (1,461,033)     (3,143,730)      (12,064,713)       (6,970,799)       (5,169,117)       (1,900,215)
                  --              --                --                --                --                --
       -------------   -------------   ---------------   ---------------   ---------------   ---------------
          (1,461,033)     (3,143,730)      (12,064,713)       (6,970,799)       (5,169,117)       (1,900,215)
       -------------   -------------   ---------------   ---------------   ---------------   ---------------

         821,819,762     513,373,804     2,989,402,107     5,717,311,767     2,140,363,923     2,105,539,857
                 --               --                --                --             2,648               327
        (542,400,771)   (360,208,917)   (2,651,227,691)   (5,248,799,178)   (2,028,519,747)   (1,669,482,816)
              (5,249)         73,636          (618,208)        1,258,222          (393,942)           11,437
       -------------   -------------   ---------------   ---------------   ---------------   ---------------

         279,413,742     153,238,523       337,556,208       469,770,811       111,452,882       436,068,805
       -------------   -------------   ---------------   ---------------   ---------------   ---------------
           1,726,351              --                --                --                --                --
       -------------   -------------   ---------------   ---------------   ---------------   ---------------
         164,166,197     157,384,897        20,557,562       204,485,920      (216,769,769)      615,652,645
         264,341,747     106,956,850       535,552,987       331,067,067       819,192,561       203,539,916
       -------------   -------------   ---------------   ---------------   ---------------   ---------------
       $ 428,507,944   $ 264,341,747   $   556,110,549   $   535,552,987   $   602,422,792   $   819,192,561
       =============   =============   ===============   ===============   ===============   ===============

          14,200,000       8,900,000       221,600,000       269,300,000        51,650,000        28,650,000

                  --              --                --                --                92                 5
         (10,350,000)     (6,400,000)     (206,750,000)     (247,800,000)      (44,100,000)      (23,200,000)
       -------------   -------------   ---------------   ---------------   ---------------   ---------------
           3,850,000       2,500,000        14,850,000        21,500,000         7,550,092         5,450,005
       =============   =============   ===============   ===============   ===============   ===============

       $      12,140   $      62,240   $      (478,257)  $     1,320,188   $       142,357   $       331,504
       =============   =============   ===============   ===============   ===============   ===============


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                               SPDR S&P OIL & GAS EQUIPMENT   SPDR S&P OIL & GAS EXPLORATION
                                                        & SERVICES                     & PRODUCTION
                                                            ETF                            ETF
                                               ----------------------------  -------------------------------
                                                 YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                  6/30/09        6/30/08         6/30/09          6/30/08
                                               -------------  -------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...............  $   1,132,208  $     533,539  $     2,132,239  $      423,269
  Net realized gain (loss) on investments and
     foreign currency transactions...........    (55,640,576)    20,853,423     (132,834,713)     69,600,369
  Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions...........    (88,887,400)    35,819,574      (83,900,106)      6,341,520
                                               -------------  -------------  ---------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...............   (143,395,768)    57,206,536     (214,602,580)     76,365,158
                                               -------------  -------------  ---------------  --------------
  Net equalization credits and charges.......          5,007         20,424          169,086          52,962
                                               -------------  -------------  ---------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................     (1,111,182)      (577,767)      (2,190,011)       (462,680)
  Net realized gains.........................             --       (476,105)              --              --
                                               -------------  -------------  ---------------  --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS........     (1,111,182)    (1,053,872)      (2,190,011)       (462,680)
                                               -------------  -------------  ---------------  --------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares.......    163,432,877    197,459,958    2,641,583,363   1,166,925,024
  Net proceeds from reinvestment of
     distributions...........................             --             --               --              --
  Cost of shares redeemed....................    (99,773,052)  (117,592,013)  (2,456,461,127)   (969,915,790)
  Net income equalization (Note 2)...........         (5,007)       (20,424)        (169,086)        (52,962)
                                               -------------  -------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS...........     63,654,818     79,847,521      184,953,150     196,956,272
                                               -------------  -------------  ---------------  --------------
  Voluntary contribution from Adviser........             --             --               --              --
                                               -------------  -------------  ---------------  --------------
  Net increase (decrease) in net assets
     during year.............................    (80,847,125)   136,020,609      (31,670,355)    272,911,712
  Net assets at beginning of year............    279,948,051    143,927,442      311,952,415      39,040,703
                                               -------------  -------------  ---------------  --------------
NET ASSETS END OF YEAR (1)...................  $ 199,100,926  $ 279,948,051  $   280,282,060  $  311,952,415
                                               =============  =============  ===============  ==============
SHARES OF BENEFICIAL INTEREST:
  Shares sold................................      7,300,000      4,650,000       75,050,000      20,700,000
  Shares issued to shareholders from
     reinvestment of distributions...........             --             --               --              --
  Shares redeemed............................     (3,650,000)    (3,050,000)     (70,650,000)    (17,100,000)
                                               -------------  -------------  ---------------  --------------
NET INCREASE (DECREASE)......................      3,650,000      1,600,000        4,400,000       3,600,000
                                               =============  =============  ===============  ==============
(1) Including undistributed (distribution in
     excess of) net investment income........  $     (23,202) $     (44,228) $       (94,490) $      (36,718)
                                               =============  =============  ===============  ==============






See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                SPDR                            SPDR                            SPDR
        S&P PHARMACEUTICALS                  S&P RETAIL                  S&P SEMICONDUCTOR
                ETF                             ETF                             ETF
    ---------------------------  ---------------------------------  ---------------------------
      YEAR ENDED    YEAR ENDED      YEAR ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED
       6/30/09        6/30/08         6/30/09          6/30/08         6/30/09       6/30/08
    -------------  ------------  ----------------  ---------------  ------------  -------------


     $    533,912  $     86,848  $      5,278,654  $     2,632,222  $    429,964  $     635,032

       (3,493,487)     (977,925)     (216,930,922)     (17,914,685)  (16,661,344)   (23,174,644)

        2,830,730      (338,625)       21,099,340      (29,868,212)   23,342,847    (12,583,453)
     ------------  ------------  ----------------  ---------------  ------------  -------------

         (128,845)   (1,229,702)     (190,552,928)     (45,150,675)    7,111,467    (35,123,065)
     ------------  ------------  ----------------  ---------------  ------------  -------------
           38,194         8,174           (95,155)        (473,125)       29,997         35,395
     ------------  ------------  ----------------  ---------------  ------------  -------------

         (562,918)      (95,265)       (5,623,569)      (2,110,822)     (433,928)      (669,175)
          (65,554)           --                --               --            --             --
     ------------  ------------  ----------------  ---------------  ------------  -------------
         (628,472)      (95,265)       (5,623,569)      (2,110,822)     (433,928)      (669,175)
     ------------  ------------  ----------------  ---------------  ------------  -------------

       49,204,184    17,268,279    11,839,508,553    6,499,402,770   124,086,754    267,129,205
               31            31             1,282               64            --             --
      (17,276,711)  (15,511,958)  (10,888,760,286)  (6,325,436,259)  (67,019,898)  (298,237,858)
          (38,194)       (8,174)           95,155          473,125       (29,997)       (35,395)
     ------------  ------------  ----------------  ---------------  ------------  -------------

       31,889,310     1,748,178       950,844,704      174,439,700    57,036,859    (31,144,048)
     ------------  ------------  ----------------  ---------------  ------------  -------------
              --             --            53,830        1,697,400            --             --
     ------------  ------------  ----------------  ---------------  ------------  -------------
       31,170,187       431,385       754,626,882      128,402,478    63,744,395    (66,900,893)
        9,328,454     8,897,069       263,380,341      134,977,863    39,537,983    106,438,876
     ------------  ------------  ----------------  ---------------  ------------  -------------
     $ 40,498,641  $  9,328,454  $  1,018,007,223  $   263,380,341  $103,282,378  $  39,537,983
     ============  ============  ================  ===============  ============  =============

        1,700,000       550,000       470,050,000      190,550,000     4,150,000      5,750,000

                1             1                53                2            --             --
         (650,000)     (500,000)     (442,300,000)    (184,650,000)   (2,050,000)    (6,800,000)
     ------------  ------------  ----------------  ---------------  ------------  -------------
        1,050,001        50,001        27,750,053        5,900,002     2,100,000     (1,050,000)
     ============  ============  ================  ===============  ============  =============

     $    (36,724) $     (7,718) $        127,439  $       521,400  $    (38,107) $     (34,143)
     ============  ============  ================  ===============  ============  =============


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                                    SPDR
                                                                     KBW
                                                              REGIONAL BANKING
                                                                     ETF
                                                      --------------------------------
                                                                                              SPDR
                                                                                               KBW
                                                                                        MORTGAGE FINANCE
                                                                                               ETF
                                                                                        ----------------
                                                                                         FOR THE PERIOD
                                                         YEAR ENDED       YEAR ENDED        4/29/09*-
                                                          6/30/09          6/30/08           6/30/09
                                                      ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)......................  $    22,153,652  $    13,039,136     $   21,918
  Net realized gain (loss) on investments and
     foreign currency transactions..................     (240,638,024)     (66,927,922)       (43,361)
  Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions..........................     (151,814,096)    (151,148,823)      (663,910)
                                                      ---------------  ---------------     ----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS................................     (370,298,468)    (205,037,609)      (685,353)
                                                      ---------------  ---------------     ----------
  Net equalization credits and charges..............        1,694,638       (5,519,790)         6,083
                                                      ---------------  ---------------     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................      (30,200,435)      (7,465,907)       (26,714)
  Net realized gains................................               --               --             --
                                                      ---------------  ---------------     ----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............      (30,200,435)      (7,465,907)       (26,714)
                                                      ---------------  ---------------     ----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares..............    5,364,521,846    6,047,386,542      6,139,244
  Net proceeds from reinvestment of distributions...           40,388            4,656             --
  Cost of shares redeemed...........................   (5,238,409,636)  (5,254,127,148)            --
  Net income equalization (Note 2)..................       (1,694,638)       5,519,790         (6,083)
                                                      ---------------  ---------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS..................      124,457,960      798,783,840      6,133,161
                                                      ---------------  ---------------     ----------
  Net increase (decrease) in net assets during
     year...........................................     (274,346,305)     580,760,534      5,427,177
  Net assets at beginning of year...................      709,283,709      128,523,175             --
                                                      ---------------  ---------------     ----------
NET ASSETS END OF YEAR (1)..........................  $   434,937,404  $   709,283,709     $5,427,177
                                                      ===============  ===============     ==========
SHARES OF BENEFICIAL INTEREST:
  Shares sold.......................................      189,700,000      164,500,000        150,000
  Shares issued to shareholders from reinvestment of
     distributions..................................            1,519              135             --
  Shares redeemed...................................     (192,650,000)    (140,600,000)            --
                                                      ---------------  ---------------     ----------
NET INCREASE (DECREASE).............................       (2,948,481)      23,900,135        150,000
                                                      ===============  ===============     ==========
(1) Including undistributed (distribution in excess
     of) net investment income......................  $    (1,299,562) $     6,747,221     $   (4,796)
                                                      ===============  ===============     ==========

  *   Commencement of operations





See accompanying notes to financial statements.

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                                       181

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                                      SPDR DOW JONES
                                                                     TOTAL MARKET ETF
                                                   ---------------------------------------------------
                                                     YEAR       YEAR       YEAR       YEAR      YEAR
                                                     ENDED      ENDED      ENDED     ENDED      ENDED
                                                    6/30/09    6/30/08    6/30/07   6/30/06    6/30/05
                                                   --------   --------   --------   -------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $  93.41   $ 108.50   $  91.82   $ 85.26   $  80.87
                                                   --------   --------   --------   -------   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................      1.66(4)    1.74       1.61      1.50       1.69
Net realized and unrealized gain (loss) (5)......    (26.18)    (15.07)     16.69      6.54       4.38
                                                   --------   --------   --------   -------   --------
Total from investment operations.................    (24.52)    (13.33)     18.30      8.04       6.07
                                                   --------   --------   --------   -------   --------
Net equalization credits and charges (4).........      0.09       0.03         --        --         --
                                                   --------   --------   --------   -------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................     (1.65)     (1.79)     (1.62)    (1.48)     (1.68)
Net realized gains...............................        --         --         --        --         --
                                                   --------   --------   --------   -------   --------
Total distributions..............................     (1.65)     (1.79)     (1.62)    (1.48)     (1.68)
                                                   --------   --------   --------   -------   --------
NET ASSET VALUE, END OF PERIOD...................  $  67.33   $  93.41   $ 108.50   $ 91.82   $  85.26
                                                   ========   ========   ========   =======   ========
TOTAL RETURN (1).................................    (26.18)%   (12.36)%    20.06%     9.47%      7.55%
Net assets, end of period (in 000s)..............  $158,238   $126,113   $130,218   $96,416   $106,580
Ratio of expenses to average net assets..........      0.21%      0.20%      0.20%     0.21%      0.21%
Ratio of net investment income (loss) to average
  net assets.....................................      2.42%      1.74%      1.62%     1.62%      2.05%
Portfolio turnover rate (3)......................        10%         1%         2%        2%        32%




See accompanying notes to Financial Highlights on page 199 and notes to financial statements.

--------------------------------------------------------------------------------


                       SPDR DOW JONES                                             SPDR DOW JONES
                        LARGE CAP ETF                                          LARGE CAP GROWTH ETF
      ------------------------------------------------     -----------------------------------------------------------
        YEAR        YEAR        YEAR    FOR THE PERIOD       YEAR         YEAR         YEAR         YEAR         YEAR
       ENDED       ENDED       ENDED       11/8/05*-         ENDED        ENDED        ENDED        ENDED       ENDED
      6/30/09     6/30/08     6/30/07       6/30/06         6/30/09      6/30/08      6/30/07      6/30/06     6/30/05
      -------     -------     -------   --------------     --------     --------     --------     --------     -------
      $ 59.55     $ 68.91     $ 58.17       $56.03         $  54.02     $  57.36     $  49.05     $  46.27     $ 47.56
      -------     -------     -------       ------         --------     --------     --------     --------     -------

         1.09(4)     1.18        1.11         0.94             0.52(4)      0.44         0.47         0.34        0.71
       (17.02)      (9.26)      10.74         2.11           (14.31)       (3.33)        8.32         2.78       (1.29)
      -------     -------     -------       ------         --------     --------     --------     --------     -------
       (15.93)      (8.08)      11.85         3.05           (13.79)       (2.89)        8.79         3.12       (0.58)
      -------     -------     -------       ------         --------     --------     --------     --------     -------
         0.21       (0.00)+        --           --            (0.03)        0.01        (0.01)          --          --
      -------     -------     -------       ------         --------     --------     --------     --------     -------

        (1.14)      (1.18)      (1.11)       (0.91)           (0.50)       (0.46)       (0.47)       (0.34)      (0.71)
           --       (0.10)         --           --               --           --           --           --          --
      -------     -------     -------       ------         --------     --------     --------     --------     -------
        (1.14)      (1.28)      (1.11)       (0.91)           (0.50)       (0.46)       (0.47)       (0.34)      (0.71)
      -------     -------     -------       ------         --------     --------     --------     --------     -------
      $ 42.69     $ 59.55     $ 68.91       $58.17         $  39.70     $  54.02     $  57.36     $  49.05     $ 46.27
      =======     =======     =======       ======         ========     ========     ========     ========     =======
       (26.44)%    (11.84)%     20.50%        5.47%          (25.58)%      (5.04)%      17.96%        6.75%      (1.25)%
      $38,419     $ 8,933     $10,337       $5,817         $154,817     $289,015     $223,708     $137,353     $80,981
         0.23%       0.20%       0.20%        0.21%(2)         0.20%        0.20%        0.20%        0.21%       0.21%
         2.63%       1.80%       1.69%        1.68%(2)         1.27%        0.81%        0.92%        0.74%       1.57%
           10%          7%          4%           4%              32%          14%          15%          43%         21%




See accompanying notes to Financial Highlights on page 199 and notes to financial statements.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                                    SPDR DOW JONES
                                                                  LARGE CAP VALUE ETF
                                                ------------------------------------------------------
                                                  YEAR      YEAR      YEAR        YEAR         YEAR
                                                 ENDED     ENDED      ENDED       ENDED        ENDED
                                                6/30/09   6/30/08    6/30/07   6/30/06(6)   6/30/05(6)
                                                -------   -------   --------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $ 69.18   $ 87.77   $  73.15    $  67.72     $  62.91
                                                -------   -------   --------    --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................     1.93(4)   2.37       1.99        1.80         1.70
Net realized and unrealized gain (loss) (5)...   (20.78)   (18.59)     14.61        5.44         4.81
                                                -------   -------   --------    --------     --------
Total from investment operations..............   (18.85)   (16.22)     16.60        7.24         6.51
                                                -------   -------   --------    --------     --------
Net equalization credits and charges (4)......     0.07     (0.09)      0.02          --           --
                                                -------   -------   --------    --------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................    (2.02)    (2.28)     (2.00)      (1.81)       (1.70)
Net realized gains............................       --        --         --          --           --
                                                -------   -------   --------    --------     --------
Total distributions...........................    (2.02)    (2.28)     (2.00)      (1.81)       (1.70)
                                                -------   -------   --------    --------     --------
NET ASSET VALUE, END OF PERIOD................  $ 48.38   $ 69.18   $  87.77    $  73.15     $  67.72
                                                =======   =======   ========    ========     ========
TOTAL RETURN (1)..............................   (27.33)%  (18.85)%    22.90%      10.80%       10.43%
Net assets, end of period (in 000s)...........  $99,221   $93,428   $149,247    $102,432     $135,456
Ratio of expenses to average net assets.......     0.21%     0.20%      0.20%       0.21%        0.21%
Ratio of net investment income (loss) to
  average net assets..........................     3.73%     2.80%      2.44%       2.52%        2.51%
Portfolio turnover rate (3)...................       36%       13%        13%         42%          19%




See accompanying notes to Financial Highlights on page 199 and notes to financial statements.

--------------------------------------------------------------------------------


                     SPDR DOW JONES                                 SPDR DOW JONES
                       MID CAP ETF                                MID CAP GROWTH ETF
      --------------------------------------------   --------------------------------------------
        YEAR      YEAR      YEAR    FOR THE PERIOD     YEAR      YEAR      YEAR    FOR THE PERIOD
       ENDED     ENDED     ENDED       11/8/05*-      ENDED     ENDED     ENDED       11/8/05*-
      6/30/09   6/30/08   6/30/07       6/30/06      6/30/09   6/30/08   6/30/07       6/30/06
      -------   -------   -------   --------------   -------   -------   -------   --------------
      $ 52.05   $ 62.63   $ 53.16       $ 49.18      $ 62.82   $ 68.88   $ 58.22       $ 53.95
      -------   -------   -------       -------      -------   -------   -------       -------

         0.74(4)   0.65      0.78          0.41         0.33(4)   0.28      0.51          0.11
       (15.32)    (7.80)    10.28          3.96       (17.64)    (5.01)    12.17          4.26
      -------   -------   -------       -------      -------   -------   -------       -------
       (14.58)    (7.15)    11.06          4.37       (17.31)    (4.73)    12.68          4.37
      -------   -------   -------       -------      -------   -------   -------       -------
         0.06     (0.01)       --            --         0.01     (0.00)+      --            --
      -------   -------   -------       -------      -------   -------   -------       -------

        (0.75)    (0.72)    (0.80)        (0.39)       (0.32)    (0.29)    (0.52)        (0.10)
           --     (2.70)    (0.79)           --           --     (1.04)    (1.50)           --
      -------   -------   -------       -------      -------   -------   -------       -------
        (0.75)    (3.42)    (1.59)        (0.39)       (0.32)    (1.33)    (2.02)        (0.10)
      -------   -------   -------       -------      -------   -------   -------       -------
      $ 36.78   $ 52.05   $ 62.63       $ 53.16      $ 45.20   $ 62.82   $ 68.88       $ 58.22
      =======   =======   =======       =======      =======   =======   =======       =======
       (27.89)%  (11.53)%   21.11%         8.92%      (27.51)%   (6.85)%   22.22%         8.10%
      $31,260   $20,820   $25,054       $15,949      $42,939   $43,977   $24,106       $20,375
         0.30%     0.25%     0.25%         0.26%(2)     0.28%     0.25%     0.25%         0.26%(2)

         2.02%     1.17%     1.41%         1.24%(2)     0.75%     0.45%     0.83%         0.30%(2)
           58%       45%       40%           25%          74%       59%       55%           34%




See accompanying notes to Financial Highlights on page 199 and notes to financial statements.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                                      SPDR DOW JONES
                                                                     MID CAP VALUE ETF
                                                       --------------------------------------------
                                                         YEAR      YEAR      YEAR    FOR THE PERIOD
                                                        ENDED     ENDED     ENDED       11/8/05*-
                                                       6/30/09   6/30/08   6/30/07       6/30/06
                                                       -------   -------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................  $ 50.34   $ 63.10   $ 54.63       $50.42
                                                       -------   -------   -------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................     1.30(4)   1.28      1.28         0.73
Net realized and unrealized gain (loss) (5)..........   (14.89)   (12.58)     9.32         4.18
                                                       -------   -------   -------       ------
Total from investment operations.....................   (13.59)   (11.30)    10.60         4.91
                                                       -------   -------   -------       ------
Net equalization credits and charges (4).............    (0.09)    (0.10)    (0.01)          --
                                                       -------   -------   -------       ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................    (1.37)    (1.36)    (1.29)       (0.70)
Net realized gains...................................       --        --     (0.83)          --
                                                       -------   -------   -------       ------
Total distributions..................................    (1.37)    (1.36)    (2.12)       (0.70)
                                                       -------   -------   -------       ------
NET ASSET VALUE, END OF PERIOD.......................  $ 35.29   $ 50.34   $ 63.10       $54.63
                                                       =======   =======   =======       ======
TOTAL RETURN (1).....................................   (27.27)%  (18.18)%   19.68%        9.76%
Net assets, end of period (in 000s)..................  $ 8,823   $10,068   $18,929       $8,194
Ratio of expenses to average net assets..............     0.34%     0.25%     0.25%        0.26%(2)
Ratio of net investment income (loss) to average net
  assets.............................................     3.52%     2.18%     2.10%        2.20%(2)
Portfolio turnover rate (3)..........................       73%       51%       45%          29%




See accompanying notes to Financial Highlights on page 199 and notes to financial statements.

--------------------------------------------------------------------------------


                  SPDR DOW JONES                                        SPDR DOW JONES
                   SMALL CAP ETF                                     SMALL CAP GROWTH ETF
--------------------------------------------------   ---------------------------------------------------
        YEAR      YEAR      YEAR    FOR THE PERIOD     YEAR       YEAR       YEAR       YEAR       YEAR
       ENDED     ENDED     ENDED       11/8/05*-      ENDED      ENDED      ENDED      ENDED      ENDED
      6/30/09   6/30/08   6/30/07       6/30/06      6/30/09    6/30/08    6/30/07    6/30/06    6/30/05
      -------   -------   -------   --------------   -------    -------    -------    -------    -------
      $ 55.27   $ 66.57    $58.03       $ 52.42      $ 90.65    $104.00    $ 87.11    $ 75.96    $ 69.92
      -------   -------    ------       -------      -------    -------    -------    -------    -------

         0.86(4)   0.69      0.89          0.46         0.56(4)    0.42       0.20       0.23       0.33
       (14.20)   (11.19)     9.78          5.56       (23.51)    (11.83)     16.88      11.17       6.03
      -------   -------    ------       -------      -------    -------    -------    -------    -------
       (13.34)   (10.50)    10.67          6.02       (22.95)    (11.41)     17.08      11.40       6.36
      -------   -------    ------       -------      -------    -------    -------    -------    -------
         0.06      0.04        --            --         0.04      (0.00)+       --         --         --
      -------   -------    ------       -------      -------    -------    -------    -------    -------

        (0.81)    (0.84)    (0.99)        (0.41)       (0.55)     (0.45)     (0.19)     (0.25)     (0.32)
           --        --     (1.14)           --           --      (1.49)        --         --         --
      -------   -------    ------       -------      -------    -------    -------    -------    -------
        (0.81)    (0.84)    (2.13)        (0.41)       (0.55)     (1.94)     (0.19)     (0.25)     (0.32)
      -------   -------    ------       -------      -------    -------    -------    -------    -------
      $ 41.18   $ 55.27    $66.57       $ 58.03      $ 67.19    $ 90.65    $104.00    $ 87.11    $ 75.96
      =======   =======    ======       =======      =======    =======    =======    =======    =======
       (23.98)%  (15.76)%   18.70%        11.49%      (25.21)%   (11.01)%    19.63%     15.02%      9.13%
      $22,651   $13,817    $9,985       $26,113      $94,077    $86,129    $88,408    $78,405    $53,183
         0.32%     0.25%     0.25%         0.26%(2)     0.26%      0.25%      0.25%      0.26%      0.26%
         2.16%     1.34%     1.18%         1.35%(2)     0.88%      0.46%      0.22%      0.26%      0.46%
           28%       24%       16%           10%          42%        38%        25%        84%        36%




See accompanying notes to Financial Highlights on page 199 and notes to financial statements.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                                    SPDR DOW JONES
                                                                  SMALL CAP VALUE ETF
                                                ------------------------------------------------------
                                                  YEAR      YEAR      YEAR        YEAR         YEAR
                                                 ENDED     ENDED      ENDED       ENDED        ENDED
                                                6/30/09   6/30/08    6/30/07   6/30/06(6)   6/30/05(6)
                                                -------   -------   --------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $ 57.92   $ 75.01   $  65.35    $  59.03      $ 56.97
                                                -------   -------   --------    --------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................     1.52(4)   1.25       1.62        1.40(4)      1.14(4)
Net realized and unrealized gain (loss) (5)...   (14.33)   (16.50)      9.76        8.21         4.55
                                                -------   -------   --------    --------      -------
Total from investment operations..............   (12.81)   (15.25)     11.38        9.61         5.69
                                                -------   -------   --------    --------      -------
Net equalization credits and charges (4)......    (0.02)     0.01       0.02          --           --
                                                -------   -------   --------    --------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................    (1.28)    (1.56)     (1.73)      (1.30)       (1.14)
Net realized gains............................    (0.17)    (0.29)     (0.01)      (1.99)       (2.49)
                                                -------   -------   --------    --------      -------
Total distributions...........................    (1.45)    (1.85)     (1.74)      (3.29)       (3.63)
                                                -------   -------   --------    --------      -------
NET ASSET VALUE, END OF PERIOD................  $ 43.64   $ 57.92   $  75.01    $  65.35      $ 59.03
                                                =======   =======   ========    ========      =======
TOTAL RETURN (1)..............................   (22.20)%  (20.46)%    17.64%      16.66%       10.07%
Net assets, end of period (in 000s)...........  $69,885   $89,856   $120,090    $101,344      $88,583
Ratio of expenses to average net assets.......     0.27%     0.25%      0.25%       0.26%        0.26%
Ratio of net investment income (loss) to
  average net assets..........................     3.32%     2.12%      2.27%       2.21%        2.00%
Portfolio turnover rate (3)...................       38%       28%        23%         97%          33%





See accompanying notes to Financial Highlights on page 199 and notes to financial statements.

--------------------------------------------------------------------------------


                              SPDR DJ                                                  SPDR DOW JONES
                         GLOBAL TITANS ETF                                                REIT ETF
      ------------------------------------------------------    -----------------------------------------------------------
        YEAR       YEAR        YEAR        YEAR       YEAR        YEAR        YEAR         YEAR         YEAR        YEAR
       ENDED       ENDED       ENDED      ENDED       ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
      6/30/09     6/30/08     6/30/07    6/30/06     6/30/05     6/30/09     6/30/08      6/30/07    6/30/06(6)  6/30/05(6)
      -------    --------    --------    -------    --------    --------   ----------   ----------   ----------  ----------
      $ 66.79    $  79.11    $  66.98    $ 62.88    $  61.43    $  65.40   $    80.93   $    75.98   $    65.56   $  51.38
      -------    --------    --------    -------    --------    --------   ----------   ----------   ----------   --------

         1.64(4)     1.89        1.67       1.46        1.47        1.91(4)      2.43         2.57         2.99       2.98(4)
       (19.47)     (12.28)      12.11       4.08        1.44      (31.15)      (14.86)        6.27        10.88      14.00
      -------    --------    --------    -------    --------    --------   ----------   ----------   ----------   --------
       (17.83)     (10.39)      13.78       5.54        2.91      (29.24)      (12.43)        8.84        13.87      16.98
      -------    --------    --------    -------    --------    --------   ----------   ----------   ----------   --------
        (0.09)       0.03          --         --          --        0.11         0.16        (0.02)          --         --
      -------    --------    --------    -------    --------    --------   ----------   ----------   ----------   --------

        (1.60)      (1.96)      (1.65)     (1.44)      (1.46)      (2.27)       (3.26)       (3.33)       (3.00)     (2.80)
           --          --          --         --          --          --           --        (0.54)       (0.45)        --
      -------    --------    --------    -------    --------    --------   ----------   ----------   ----------   --------
        (1.60)      (1.96)      (1.65)     (1.44)      (1.46)      (2.27)       (3.26)       (3.87)       (3.45)     (2.80)
      -------    --------    --------    -------    --------    --------   ----------   ----------   ----------   --------
      $ 47.27    $  66.79    $  79.11    $ 66.98    $  62.88    $  34.00   $    65.40   $    80.93   $    75.98   $  65.56
      =======    ========    ========    =======    ========    ========   ==========   ==========   ==========   ========
       (26.89)%    (13.28)%     20.72%      8.88%       4.75%     (44.96)%     (15.41)%      11.43%       21.73%     33.64%
      $70,923    $163,654    $170,108    $77,044    $106,904    $908,890   $1,289,796   $1,247,893   $1,049,212   $659,223
         0.51%       0.50%       0.51%      0.51%       0.51%       0.25%        0.25%        0.25%        0.26%      0.26%
         3.20%       2.55%       2.33%      2.11%       2.47%       4.58%        2.79%        2.95%        3.57%      5.06%
           10%         15%          9%         9%         36%         15%          14%          16%          11%        12%

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FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                                             SPDR KBW
                                                                             BANK ETF
                                                        -------------------------------------------------
                                                          YEAR        YEAR        YEAR     FOR THE PERIOD
                                                          ENDED       ENDED      ENDED        11/8/05*-
                                                         6/30/09     6/30/08    6/30/07        6/30/06
                                                        --------    --------    -------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................   $  28.58    $  55.44    $ 53.73       $  50.17
                                                        --------    --------    -------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................       0.94(4)     1.60       2.54           0.93
Net realized and unrealized gain (loss) (5)..........     (10.67)     (27.35)      1.64           3.52
                                                        --------    --------    -------       --------
Total from investment operations.....................      (9.73)     (25.75)      4.18           4.45
                                                        --------    --------    -------       --------
Net equalization credits and charges (4).............       0.03        0.66       0.30             --
                                                        --------    --------    -------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................      (0.80)      (1.77)     (2.77)         (0.89)
Net realized gains...................................         --          --         --             --
                                                        --------    --------    -------       --------
Total distributions..................................      (0.80)      (1.77)     (2.77)         (0.89)
                                                        --------    --------    -------       --------
NET ASSET VALUE, END OF PERIOD.......................   $  18.08    $  28.58    $ 55.44       $  53.73
                                                        ========    ========    =======       ========
TOTAL RETURN (1).....................................     (34.54)%    (46.07)%     8.28%          8.90%
Net assets, end of period (in 000s)..................   $821,694    $883,280    $72,068       $147,756
Ratio of expenses to average net assets..............       0.35%       0.35%      0.35%          0.36%(2)
Ratio of net investment income (loss) to average net
  assets.............................................       4.29%       4.46%      2.93%          3.06%(2)
Portfolio turnover rate (3)..........................         51%         23%         8%            22%





See accompanying notes to Financial Highlights on page 199 and notes to financial statements.

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

                       SPDR KBW                                          SPDR
                  CAPITAL MARKETS ETF                             KBW INSURANCE  ETF
      ------------------------------------------   ------------------------------------------------
        YEAR     YEAR      YEAR   FOR THE PERIOD     YEAR        YEAR       YEAR     FOR THE PERIOD
       ENDED     ENDED    ENDED      11/8/05*-       ENDED      ENDED      ENDED        11/8/05*-
      6/30/09   6/30/08  6/30/07      6/30/06       6/30/09    6/30/08    6/30/07        6/30/06
      -------  --------  -------  --------------   --------    -------    -------    --------------
      $ 45.12  $  68.80  $ 56.18      $ 53.07      $  40.89    $ 59.41    $ 51.22        $ 52.12
      -------  --------  -------      -------      --------    -------    -------        -------

         0.52(4)   0.53 (4) 0.41         2.63          0.67(4)    1.02(4)    0.76           0.44
       (11.79)   (23.68)   12.60         3.09        (14.55)    (18.56)      8.17          (0.93)
      -------  --------  -------      -------      --------    -------    -------        -------
       (11.27)   (23.15)   13.01         5.72        (13.88)    (17.54)      8.93          (0.49)
      -------  --------  -------      -------      --------    -------    -------        -------
        (0.03)     0.10    (0.04)          --          0.14       0.12      (0.02)            --
      -------  --------  -------      -------      --------    -------    -------        -------

        (0.41)    (0.63)   (0.35)       (2.61)        (0.63)     (1.10)     (0.72)         (0.41)
           --        --       --           --            --         --         --             --
      -------  --------  -------      -------      --------    -------    -------        -------
        (0.41)    (0.63)   (0.35)       (2.61)        (0.63)     (1.10)     (0.72)         (0.41)
      -------  --------  -------      -------      --------    -------    -------        -------
      $ 33.41  $  45.12  $ 68.80      $ 56.18      $  26.52    $ 40.89    $ 59.41        $ 51.22
      =======  ========  =======      =======      ========    =======    =======        =======
       (24.98)%  (33.71)%  23.14%       10.55%       (33.69)%   (29.67)%    17.46%         (0.93)%
      $80,188  $117,300  $86,003      $50,559      $139,205    $63,374    $59,413        $35,855
         0.36%     0.35%    0.35%        0.36%(2)      0.35%      0.35%     0.35%           0.36%(2)
         1.65%     0.89%    0.52%        2.42%(2)      2.56%      1.99%     1.32%           1.27%(2)
           52%       52%      96%          11%           53%        18%         6%            16%

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                                           SPDR
                                                                 MORGAN STANLEY TECHNOLOGY
                                                                            ETF
                                                    ---------------------------------------------------
                                                      YEAR       YEAR       YEAR       YEAR       YEAR
                                                      ENDED      ENDED      ENDED      ENDED     ENDED
                                                     6/30/09    6/30/08    6/30/07    6/30/06   6/30/05
                                                    --------   --------   --------   --------   -------

NET ASSET VALUE, BEGINNING OF PERIOD..............  $  55.15   $  61.90   $  49.11   $  46.99   $ 49.18
                                                    --------   --------   --------   --------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................      0.23(4)    0.15       0.05       0.03      0.11
Net realized and unrealized gain (loss)(5)........    (10.18)     (6.74)     12.80       2.13     (2.19)
                                                    --------   --------   --------   --------   -------
Total from investment operations..................     (9.95)     (6.59)     12.85       2.16     (2.08)
                                                    --------   --------   --------   --------   -------
Net equalization credits and charges (4)..........     (0.00)+    (0.01)     (0.00)+       --        --
                                                    --------   --------   --------   --------   -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................     (0.24)     (0.15)     (0.05)     (0.03)    (0.11)
Net realized gains................................        --         --         --         --        --
Return of capital.................................        --         --      (0.01)     (0.01)       --
                                                    --------   --------   --------   --------   -------
Total distributions...............................     (0.24)     (0.15)     (0.06)     (0.04)    (0.11)
                                                    --------   --------   --------   --------   -------
Voluntary contribution from Adviser...............        --         --         --         --        --
                                                    --------   --------   --------   --------   -------
NET ASSET VALUE, END OF PERIOD....................  $  44.96   $  55.15   $  61.90   $  49.11   $ 46.99
                                                    ========   ========   ========   ========   =======
TOTAL RETURN (1)..................................    (17.97)%   (10.67)%    26.19%      4.60%    (4.25)%
Net assets, end of period (in 000s)...............  $197,818   $228,870   $188,811   $144,873   $30,546
Ratio of expenses to average net assets...........      0.50%      0.50%     0.50%       0.51%     0.51%
Ratio of expense to average net assets before
  waivers.........................................        --         --         --         --        --
Ratio of net investment income (loss) to average
  net assets......................................      0.56%      0.26%      0.09%      0.07%     0.24%
Portfolio turnover rate (3).......................        19%        24%        22%        23%       46%





See accompanying notes to Financial Highlights on page 199 and notes to financial statements.

--------------------------------------------------------------------------------



                      SPDR S&P                                               SPDR S&P
                     DIVIDEND ETF                                           BIOTECH ETF
-----------------------------------------------------   --------------------------------------------------
        YEAR       YEAR       YEAR     FOR THE PERIOD     YEAR          YEAR       YEAR     FOR THE PERIOD
        ENDED      ENDED      ENDED       11/8/05*-       ENDED         ENDED      ENDED       1/31/06*-
       6/30/09    6/30/08    6/30/07       6/30/06       6/30/09       6/30/08    6/30/07       6/30/06
      --------   --------   --------   --------------   --------      --------   --------   --------------

      $  44.30   $  62.57   $  55.70      $  53.49      $  57.47      $  50.93   $  45.90       $ 49.67
      --------   --------   --------      --------      --------      --------   --------       -------

          1.97(4)    2.19(4)    1.75          1.12          0.44(4)       0.66       0.18         (0.07)
         (6.47)    (17.49)      6.87          2.15         (7.23)         6.59       5.04         (3.70)
      --------   --------   --------      --------      --------      --------   --------       -------
         (4.50)    (15.30)      8.62          3.27         (6.79)         7.25       5.22         (3.77)
      --------   --------   --------      --------      --------      --------   --------       -------
          0.16       0.02       0.12         (0.00)+       (0.00)+       (0.02)     (0.05)           --
      --------   --------   --------      --------      --------      --------   --------       -------

         (2.00)     (2.19)     (1.87)        (1.06)        (0.16)        (0.69)     (0.14)           --
            --      (0.80)        --            --            --            --         --            --
            --         --         --            --            --            --         --            --
      --------   --------   --------      --------      --------      --------   --------       -------
         (2.00)     (2.99)     (1.87)        (1.06)        (0.16)        (0.69)     (0.14)           --
      --------   --------   --------      --------      --------      --------   --------       -------
            --         --         --            --          0.19            --         --            --
      --------   --------   --------      --------      --------      --------   --------       -------
      $  37.96   $  44.30   $  62.57      $  55.70      $  50.71      $  57.47   $  50.93       $ 45.90
      ========   ========   ========      ========      ========      ========   ========       =======
        (10.06)%   (25.05)%    15.78%         6.16%       (11.46)%(7)    14.15%     11.26%        (7.59)%
      $658,655   $230,378   $275,319      $100,263      $428,508      $264,342   $106,957       $29,835
          0.35%      0.35%      0.34%         0.30%(2)      0.35%         0.35%      0.35%         0.36%(2)
            --         --       0.35%         0.36%(2)        --            --         --            --
          5.10%      3.92%      3.11%         3.45%(2)      0.83%         1.48%      0.51%        (0.33)%(2)
           105%        48%        41%           25%           78%           79%        74%           38%

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------



                                                                            SPDR S&P
                                                                         HOMEBUILDERS ETF
                                                        -------------------------------------------------
                                                          YEAR       YEAR        YEAR      FOR THE PERIOD
                                                          ENDED      ENDED       ENDED        1/31/06*-
                                                         6/30/09    6/30/08     6/30/07        6/30/06
                                                        --------   --------    --------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................   $  16.53   $  30.37    $  33.86       $  46.92
                                                        --------   --------    --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................       0.24(4)    0.36        0.28           0.07
Net realized and unrealized gain (loss) (5)..........      (4.72)    (13.82)      (3.49)        (13.06)
                                                        --------   --------    --------       --------
Total from investment operations.....................      (4.48)    (13.46)      (3.21)        (12.99)
                                                        --------   --------    --------       --------
Net equalization credits and charges (4).............       0.01      (0.06)       0.01          (0.00)+
                                                        --------   --------    --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................      (0.29)     (0.32)      (0.29)         (0.07)
Net realized gains...................................         --         --          --             --
                                                        --------   --------    --------       --------
Total distributions..................................      (0.29)     (0.32)      (0.29)         (0.07)
                                                        --------   --------    --------       --------
NET ASSET VALUE, END OF PERIOD.......................   $  11.77   $  16.53    $  30.37       $  33.86
                                                        ========   ========    ========       ========
TOTAL RETURN (1).....................................     (27.30)%   (44.63)%     (9.51)%       (27.70)%
Net assets, end of period (in 000s)..................   $556,111   $535,553    $331,067       $165,908
Ratio of expenses to average net assets..............       0.35%      0.35%       0.35%          0.36%(2)
Ratio of expense to average net assets before
  waivers............................................         --         --          --             --
Ratio of net investment income (loss) to average net
  assets.............................................       1.84%      1.80%       0.64%          0.34%(2)
Portfolio turnover rate (3)..........................         82%        76%         16%            19%





See accompanying notes to Financial Highlights on page 199 and notes to financial statements.

--------------------------------------------------------------------------------


                                                                            SPDR S&P
                         SPDR S&P                                           OIL & GAS
                    METALS & MINING ETF                              EQUIPMENT & SERVICES ETF
      -----------------------------------------------   -------------------------------------------------
        YEAR       YEAR       YEAR     FOR THE PERIOD     YEAR       YEAR        YEAR      FOR THE PERIOD
        ENDED      ENDED      ENDED       6/19/06*-       ENDED      ENDED       ENDED        6/19/06*-
       6/30/09    6/30/08    6/30/07       6/30/06       6/30/09    6/30/08     6/30/07        6/30/06
      --------   --------   --------   --------------   --------   --------    --------    --------------
      $  94.16   $  62.63   $  50.08       $ 43.29      $  50.90   $  36.90    $  31.07        $ 27.99
      --------   --------   --------       -------      --------   --------    --------        -------

          0.55(4)    0.39       0.39          0.02          0.18(4)    0.11        0.08           0.00+
        (57.11)     31.54      12.55          6.77        (29.14)     14.11        5.83           3.08
      --------   --------   --------       -------      --------   --------    --------        -------
        (56.56)     31.93      12.94          6.79        (28.96)     14.22        5.91           3.08
      --------   --------   --------       -------      --------   --------    --------        -------
          0.04         --      (0.03)           --         (0.00)+    (0.00)+     (0.00)+           --
      --------   --------   --------       -------      --------   --------    --------        -------

         (0.57)     (0.40)     (0.36)           --         (0.18)     (0.12)      (0.08)            --
            --         --         --            --            --      (0.10)         --             --
      --------   --------   --------       -------      --------   --------    --------        -------
         (0.57)     (0.40)     (0.36)           --         (0.18)     (0.22)      (0.08)            --
      --------   --------   --------       -------      --------   --------    --------        -------
      $  37.07   $  94.16   $  62.63       $ 50.08      $  21.76   $  50.90    $  36.90        $ 31.07
      ========   ========   ========       =======      ========   ========    ========        =======
        (59.95)%    51.22%     25.93%        15.70%       (56.87)%    38.61%      19.08%         10.98%
      $602,423   $819,193   $203,540       $30,050      $199,101   $279,948    $143,927        $15,535
          0.35%      0.35%      0.35%         0.36%(2)      0.35%      0.36%       0.35%          0.36%(2)
            --         --         --            --            --         --          --             --
          1.43%      0.59%      0.70%         1.65%(2)      0.75%      0.28%       0.36%          0.17%(2)
            68%        59%        31%            0%           42%        51%         43%             0%

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                                          SPDR S&P
                                                                         OIL & GAS
                                                                EXPLORATION & PRODUCTION ETF
                                                       ----------------------------------------------
                                                         YEAR       YEAR      YEAR     FOR THE PERIOD
                                                         ENDED      ENDED     ENDED       6/19/06*-
                                                        6/30/09    6/30/08   6/30/07       6/30/06
                                                       --------   --------   -------   --------------

NET ASSET VALUE, BEGINNING OF PERIOD.................  $  70.10   $  45.93   $ 39.12      $ 33.80
                                                       --------   --------   -------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................      0.29(4)    0.13      0.10          0.00+
Net realized and unrealized gain (loss) (5)..........    (38.46)     24.16      6.81         5.32
                                                       --------   --------   -------      --------
Total from investment operations.....................    (38.17)     24.29      6.91         5.32
                                                       --------   --------   -------      --------
Net equalization credits and charges (4).............      0.02       0.02     (0.00)+          --
                                                       --------   --------   -------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................     (0.28)     (0.14)    (0.10)           --
Net realized gains...................................        --         --        --            --
                                                       --------   --------   -------      --------
Total distributions..................................     (0.28)     (0.14)    (0.10)           --
                                                       --------   --------   -------      --------
Voluntary contribution from Adviser..................        --         --        --            --
                                                       --------   --------   -------      --------
NET ASSET VALUE, END OF PERIOD.......................  $  31.67   $  70.10   $ 45.93      $ 39.12
                                                       ========   ========   =======      ========
TOTAL RETURN (1).....................................    (54.44)%    52.99%    17.68%        15.74%
Net assets, end of period (in 000s)..................  $280,282   $311,952   $39,041      $19,560
Ratio of expenses to average net assets..............      0.35%      0.35%     0.35%         0.36%(2)
Ratio of net investment income (loss) to average net
  assets.............................................      0.82%      0.28%     0.23%         0.10%(2)
Portfolio turnover rate (3)..........................        45%        44%       48%            0%





See accompanying notes to Financial Highlights on page 199 and notes to financial statements.

--------------------------------------------------------------------------------



                          SPDR S&P
                     PHARMACEUTICALS ETF                                     SPDR S&P RETAIL ETF
       ----------------------------------------------     ---------------------------------------------------------
         YEAR     YEAR       YEAR      FOR THE PERIOD        YEAR            YEAR           YEAR     FOR THE PERIOD
        ENDED     ENDED      ENDED        6/19/06*-          ENDED           ENDED          ENDED       6/19/06*-
       6/30/09   6/30/08    6/30/07        6/30/06          6/30/09         6/30/08        6/30/07       6/30/06
       -------   -------    -------    --------------     ----------       --------       --------   --------------
       $ 31.08   $ 35.57    $ 31.88        $ 31.42        $    29.26       $  43.54       $  37.61       $ 36.72
       -------   -------    -------        -------        ----------       --------       --------       -------

          0.45(4)   0.32(4)    0.38           0.00+             0.40(4)        0.37           0.11          0.01
         (1.07)    (4.51)      3.80           0.46             (1.70)        (14.39)          5.93          0.88
       -------   -------    -------        -------        ----------       --------       --------       -------
         (0.62)    (4.19)      4.18           0.46             (1.30)        (14.02)          6.04          0.89
       -------   -------    -------        -------        ----------       --------       --------       -------
          0.03      0.03         --             --             (0.01)         (0.09)          0.02            --
       -------   -------    -------        -------        ----------       --------       --------       -------

         (0.44)    (0.33)     (0.38)            --             (0.43)         (0.31)         (0.13)           --
         (0.05)       --      (0.11)            --                --             --             --            --
       -------   -------    -------        -------        ----------       --------       --------       -------
         (0.49)    (0.33)     (0.49)            --             (0.43)         (0.31)         (0.13)           --
       -------   -------    -------        -------        ----------       --------       --------       -------
            --        --         --             --              0.18           0.14             --            --
       -------   -------    -------        -------        ----------       --------       --------       -------
       $ 30.00   $ 31.08     $35.57        $ 31.88        $    27.70       $  29.26       $  43.54       $ 37.61
       =======   =======    =======        =======        ==========       ========       ========       =======
         (1.89)%  (11.73)%    13.17%          1.46%            (3.61)%(7)    (32.11)%(7)     16.12%         2.42%
       $40,499   $ 9,328     $8,897        $15,939        $1,018,007       $263,380       $134,978       $20,687
          0.36%     0.35%      0.35%          0.36%(2)          0.35%          0.35%          0.35%         0.36%(2)
          1.59%     0.97%      0.95%          0.29%(2)          1.61%          1.40%          0.35%         0.82%(2)
            80%       50%        23%             0%               69%            50%            71%            0%

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                                            SPDR S&P
                                                                        SEMICONDUCTOR ETF
                                                        ------------------------------------------------
                                                          YEAR      YEAR        YEAR      FOR THE PERIOD
                                                          ENDED     ENDED       ENDED        1/31/06*-
                                                         6/30/09   6/30/08     6/30/07        6/30/06
                                                        --------   -------    --------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................   $  41.62   $ 53.22    $  47.29        $ 53.32
                                                        --------   -------    --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................       0.35(4)   0.24        0.16           0.02
Net realized and unrealized gain (loss) (5)..........      (7.84)   (11.58)       5.93          (6.03)
                                                        --------   -------    --------        -------
Total from investment operations.....................      (7.49)   (11.34)       6.09          (6.01)
                                                        --------   -------    --------        -------
Net equalization credits and charges (4).............       0.02      0.01       (0.00)+           --
                                                        --------   -------    --------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................      (0.29)    (0.27)      (0.16)         (0.02)
                                                        --------   -------    --------        -------
Total distributions..................................      (0.29)    (0.27)      (0.16)         (0.02)
                                                        --------   -------    --------        -------
NET ASSET VALUE, END OF PERIOD.......................   $  33.86   $ 41.62    $  53.22        $ 47.29
                                                        ========   =======    ========        =======
TOTAL RETURN (1).....................................     (17.88)%  (21.30)%     12.89%        (11.26)%
Net assets, end of period (in 000s)..................   $103,282   $39,538    $106,439        $47,290
Ratio of expenses to average net assets..............       0.35%     0.35%       0.35%          0.36%(2)
Ratio of net investment income (loss) to average net
  assets.............................................       1.12%     0.52%       0.35%          0.10%(2)
Portfolio turnover rate (3)..........................         41%       65%         52%            40%





See accompanying notes to Financial Highlights on page 199 and notes to financial statements.

--------------------------------------------------------------------------------


                         SPDR KBW                             SPDR KBW
                    REGIONAL BANKING ETF                MORTGAGE FINANCE ETF
      -----------------------------------------------   --------------------
        YEAR       YEAR       YEAR     FOR THE PERIOD      FOR THE PERIOD
        ENDED      ENDED      ENDED       6/19/06*-           4/29/09*-
       6/30/09    6/30/08    6/30/07       6/30/06             6/30/09
      --------   --------   --------   --------------   --------------------
      $  26.56   $  45.90   $  48.33       $ 48.02             $ 41.19
      --------   --------   --------       -------             -------

          0.94(4)    1.43       1.84          0.02                0.15(4)
         (8.04)    (18.58)     (2.40)         0.29               (5.02)
      --------   --------   --------       -------             -------
         (7.10)    (17.15)     (0.56)         0.31               (4.87)
      --------   --------   --------       -------             -------
          0.07      (0.60)     (0.43)           --                0.04
      --------   --------   --------       -------             -------

         (1.22)     (1.59)     (1.44)           --               (0.18)
      --------   --------   --------       -------             -------
         (1.22)     (1.59)     (1.44)           --               (0.18)
      --------   --------   --------       -------             -------
      $  18.31   $  26.56   $  45.90       $ 48.33             $ 36.18
      ========   ========   ========       =======             =======
        (27.94)%   (39.51)%    (2.16)%        0.66%             (11.73)%
      $434,937   $709,284   $128,523       $99,076             $ 5,427
          0.35%      0.35%      0.36%         0.36%(2)            0.35%(2)
          3.68%      4.04%      2.16%         4.01%(2)            2.38%(2)
            51%        35%        39%            0%                  5%



*     Commencement of operations
+     Amount is less than $0.005 per share.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized.
(3) Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(6) All share amounts representing data prior to September 21, 2005 have been adjusted for the affect of stock splits which occured on September 21, 2005, as follows: SPDR Dow Jones Large Cap Value ETF: 2 for 1; SPDR Dow Jones Small Cap Value ETF and SPDR Dow Jones REIT ETF: 3 for 1.
(7) If the Adviser had not made a voluntary contribution in 2009 to SPDR S&P Biotech ETF, the total return would have been (11.79)%. If the Adviser had not made a voluntary contribution in 2008 to SPDR S&P Retail ETF, the total return would have been (32.44)%. If the Adviser had not made a voluntary contribution in 2009 to SPDR S&P Retail ETF, the total return would have been (3.62)%.



See accompanying notes to financial statements.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------

1.  ORGANIZATION

The SPDR Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended ("1940 Act"), is an open-end investment management company that was organized as a Massachusetts business trust on June 12, 1998.

As of June 30, 2009, the Trust offered forty-four (44) portfolios, each of which represents a separate series of beneficial interest in the Trust (each referred to as a "Fund", collectively as the "Funds"). The financial statements herein relate to the following twenty-seven (27) Funds: SPDR Dow Jones Total Market ETF (formerly "SPDR DJ Wilshire Total Market ETF"), SPDR Dow Jones Large Cap ETF (formerly SPDR DJ Wilshire Large Cap ETF"), SPDR Dow Jones Large Cap Growth ETF (formerly "SPDR DJ Wilshire Large Cap Growth ETF"), SPDR Dow Jones Large Cap Value ETF (formerly "SPDR DJ Wilshire Large Cap Value ETF"), SPDR Dow Jones Mid Cap ETF (formerly "SPDR DJ Wilshire Mid Cap ETF"), SPDR Dow Jones Mid Cap Growth ETF (formerly "SPDR DJ Wilshire Mid Cap Growth ETF"), SPDR Dow Jones Mid Cap Value ETF (formerly "SPDR DJ Wilshire Mid Cap Value ETF"), SPDR Dow Jones Small Cap ETF (formerly "SPDR DJ Wilshire Small Cap ETF"), SPDR Dow Jones Small Cap Growth ETF (formerly "SPDR DJ Wilshire Small Cap Growth ETF"), SPDR Dow Jones Small Cap Value ETF (formerly "SPDR DJ Wilshire Small Cap Value ETF"), SPDR DJ Global Titans ETF, SPDR Dow Jones REIT ETF (formerly "SPDR DJ Wilshire REIT ETF"), SPDR KBW Bank ETF , SPDR KBW Capital Markets ETF, SPDR KBW Insurance ETF, SPDR Morgan Stanley Technology ETF, SPDR S&P Dividend ETF, SPDR S&P Biotech ETF, SPDR S&P Homebuilders ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF, SPDR KBW Regional Banking ETF and SPDR KBW Mortgage Finance ETF. Each Fund operates as a non-diversified investment company. The investment objective of each Fund is to replicate as closely as possible, before expenses and fees, the price and yield performance or total return of a specified market index. The other seventeen (17) Funds are included in a separate Annual Report.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. An investor in a Fund should anticipate that the value of a Fund's shares will decline, more or less, in correlation with any decline in the value of the Fund's benchmark index. The values of equity securities could decline generally or could underperform other investments. Further, a Fund would not sell an equity security because the security's issuer was in financial trouble unless that security is removed from a Fund's benchmark index.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION

The value of each Fund's portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. If a security's

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the "Board") believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

Effective July 1, 2008, the Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

     - Level 1 -- quoted prices in active markets for identical investments.

     - Level 2 -- other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds' net assets are computed and that may materially affect the value of the Funds' investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark index, which, in turn, could result in a difference between the Fund's performance and the performance of the Fund's benchmark index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

The following table summarizes the inputs used in valuing the Funds' investments, as of June 30, 2009:

                                                                   LEVEL 2 -
                                                                     OTHER         LEVEL 3 -
                                                   LEVEL 1 -      SIGNIFICANT     SIGNIFICANT
                                                    QUOTED         OBSERVABLE    UNOBSERVABLE
                                                    PRICES           INPUTS         INPUTS            TOTAL
---------------------------------------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                 $  165,879,117        $--             $--        $  165,879,117
SPDR Dow Jones Large Cap ETF                        49,343,077         --              --            49,343,077
SPDR Dow Jones Large Cap Growth ETF                163,902,501         --              --           163,902,501
SPDR Dow Jones Large Cap Value ETF                 103,248,430         --              --           103,248,430
SPDR Dow Jones Mid Cap ETF                          40,461,779         --              --            40,461,779
SPDR Dow Jones Mid Cap Growth ETF                   55,391,673         --              --            55,391,673
SPDR Dow Jones Mid Cap Value ETF                    11,433,149         --              --            11,433,149
SPDR Dow Jones Small Cap ETF                        29,303,898         --*              2            29,303,900
SPDR Dow Jones Small Cap Growth ETF                121,627,168         --*             --           121,627,168
SPDR Dow Jones Small Cap Value ETF                  88,973,944         --              23            88,973,967
SPDR DJ Global Titans ETF                           77,075,376         --              --            77,075,376
SPDR Dow Jones REIT ETF                          1,117,590,252         --              --         1,117,590,252
SPDR KBW Bank ETF                                1,033,517,351         --              --         1,033,517,351
SPDR KBW Capital Markets ETF                        89,643,079         --              --            89,643,079
SPDR KBW Insurance ETF                             145,507,558         --              --           145,507,558
SPDR Morgan Stanley Technology ETF                 211,913,921         --              --           211,913,921
SPDR S&P Dividend ETF                              822,032,697         --              --           822,032,697
SPDR S&P Biotech ETF                               537,273,454         --              --           537,273,454
SPDR S&P Homebuilders ETF                          683,071,361         --              --           683,071,361
SPDR S&P Metals & Mining ETF                       750,352,077         --              --           750,352,077
SPDR S&P Oil & Gas Equipment & Services ETF        239,572,315         --              --           239,572,315
SPDR S&P Oil & Gas Exploration & Production
  ETF                                              337,346,250         --              --           337,346,250
SPDR S&P Pharmaceuticals ETF                        52,248,381         --              --            52,248,381
SPDR S&P Retail ETF                              1,084,616,830         --              --         1,084,616,830
SPDR S&P Semiconductor ETF                         128,930,957         --              --           128,930,957
SPDR KBW Regional Bank ETF                         570,043,030         --              --           570,043,030
SPDR KBW Mortgage Finance ETF                        5,453,555         --              --             5,453,555


* Level 2 valuation inputs were used to value certain securities held by the Fund at zero.

The following table provides the reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended June 30, 2009:

                                                                                                              NET CHANGE IN
                                                                                                               UNREALIZED
                                                           REALIZED                                           APPRECIATION
                                                          GAIN (LOSS)                                        (DEPRECIATION)
                                            (AMORTIZED   AND CHANGE IN                                            FROM
                               BALANCES AT   PREMIUMS)    UNREALIZED       NET                     BALANCE     INVESTMENTS
                                BEGINNING    ACCRETED    APPRECIATION   PURCHASES  NET TRANSFERS    AT END    STILL HELD AT
                                OF PERIOD    DISCOUNTS  (DEPRECIATION)    SALES      IN OR OUT    OF PERIOD   END OF PERIOD
                               -----------  ----------  --------------  ---------  -------------  ---------  --------------
SPDR Dow Jones Small Cap ETF       $--*         $--           $--          $--          $ 2*         $ 2           $--
SPDR Dow Jones Small Cap
  Growth ETF                        --*          --            --           --           --*          --            --
SPDR Dow Jones Small Cap
  Value ETF                         --           --            --           --           23           23            --


* Includes investments transferred out during the period that were valued at zero.

In April 2009, the FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


identifying circumstances that indicate a transaction is not orderly. The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Funds' investments by industry.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

EXPENSES

Advisory fees and other expenses, which are directly identifiable to a specific Fund, are applied to that Fund. Certain Funds, based on their investments, may incur a tax liability in the states where the investments have business operations. The taxes incurred will increase the total expenses of the Funds and are included in miscellaneous expenses on the Statement of Operations. Trustees fees and other expenses which cannot be attributed to a Fund are allocated in such a manner as deemed equitable, taking into consideration the relative net assets of the Funds.

EQUALIZATION

The Funds follow the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities and foreign exchange transactions are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statement of Operations. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of misappropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

FEDERAL INCOME TAX

The Funds have qualified and intend to continue to qualify for and elect treatment as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for tax equalization, in-kind transactions, foreign currencies, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which the applicable Funds invest, the Funds will provide for foreign taxes and, where appropriate, deferred foreign taxes.

The Funds have reviewed the tax positions for the open tax years as of June 30, 2009 and have determined that no provision for income tax is required in the Funds' Financial Statements. The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For the year ended June 30, 2009, the Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

                                                                  NET GAIN (LOSS)
                                                                  RECLASSIFIED TO
                                                                  PAID IN CAPITAL
---------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                                    $   5,390,957
SPDR Dow Jones Large Cap ETF                                             462,122
SPDR Dow Jones Large Cap Growth ETF                                   (6,158,218)
SPDR Dow Jones Large Cap Value ETF                                      (776,284)
SPDR Dow Jones Mid Cap ETF                                                    --
SPDR Dow Jones Mid Cap Growth ETF                                        296,960
SPDR Dow Jones Mid Cap Value ETF                                         489,706
SPDR Dow Jones Small Cap ETF                                                  --
SPDR Dow Jones Small Cap Growth ETF                                    1,296,227
SPDR Dow Jones Small Cap Value ETF                                     1,855,974
SPDR DJ Global Titans ETF                                             (6,227,182)
SPDR Dow Jones REIT ETF                                                5,806,941
SPDR KBW Bank ETF                                                     17,155,795
SPDR KBW Capital Markets ETF                                         (15,900,353)
SPDR KBW Insurance ETF                                               (30,300,924)
SPDR Morgan Stanley Technology ETF                                   (11,524,191)
SPDR S&P Dividend ETF                                                  1,181,756
SPDR S&P Biotech ETF                                                  25,238,580
SPDR S&P Homebuilders ETF                                           (307,846,839)
SPDR S&P Metals & Mining ETF                                          18,403,801
SPDR S&P Oil & Gas Equipment & Services ETF                           10,849,600
SPDR S&P Oil & Gas Exploration & Production ETF                       (4,982,953)
SPDR S&P Pharmaceuticals ETF                                           1,300,222
SPDR S&P Retail ETF                                                 (177,507,104)
SPDR S&P Semiconductor ETF                                            (6,303,628)
SPDR KBW Regional Banking ETF                                        (73,275,631)
SPDR KBW Mortgage Finance ETF                                                 --

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

At June 30, 2009, the Funds had capital loss carryforwards which may be utilized to offset any net realized capital gains expiring June 30:

                                  2010          2011           2012           2013          2014          2015          2016
-------------------------------------------------------------------------------------------------------------------------------
SPDR Dow Jones Total Market
  ETF                         $        --   $ (2,005,163)  $ (1,348,494)  $  (153,659)  $(4,842,998)  $        --   $        --
SPDR Dow Jones Large Cap ETF           --             --             --            --            --            --            --
SPDR Dow Jones Large Cap
  Growth ETF                   (5,421,523)    (4,738,409)    (2,821,107)     (309,686)   (3,652,975)           --            --
SPDR Dow Jones Large Cap
  Value ETF                            --             --             --      (974,429)           --            --            --
SPDR Dow Jones Mid Cap ETF             --             --             --            --            --            --            --
SPDR Dow Jones Mid Cap
  Growth ETF                           --             --             --            --            --            --            --
SPDR Dow Jones Mid Cap Value
  ETF                                  --             --             --            --            --            --      (493,781)
SPDR Dow Jones Small Cap ETF           --             --             --            --            --            --            --
SPDR Dow Jones Small Cap
  Growth ETF                           --             --             --            --            --            --            --
SPDR Dow Jones Small Cap
  Value ETF                            --             --             --            --            --            --            --
SPDR DJ Global Titans ETF        (417,404)    (1,493,437)      (984,760)           --            --      (282,717)           --
SPDR Dow Jones REIT ETF                --             --             --            --            --            --            --
SPDR KBW Bank ETF                      --             --             --            --            --            --      (435,385)
SPDR KBW Capital Markets ETF           --             --             --            --            --            --    (9,042,847)
SPDR KBW Insurance ETF                 --             --             --            --            --            --      (514,950)
SPDR Morgan Stanley
  Technology ETF               (2,341,875)   (10,238,030)   (19,143,628)   (8,746,932)   (3,784,746)   (2,360,832)     (745,443)
SPDR S&P Dividend ETF                  --             --             --            --            --            --            --
SPDR S&P Biotech ETF                   --             --             --            --            --    (2,145,212)     (733,614)
SPDR S&P Homebuilders ETF              --             --             --            --            --    (4,745,039)   (8,203,751)
SPDR S&P Metals & Mining ETF           --             --             --            --            --      (104,652)           --
SPDR S&P Oil & Gas Equipment
  & Services ETF                       --             --             --            --            --            --            --
SPDR S&P Oil & Gas
  Exploration & Production
  ETF                                  --             --             --            --            --            --            --
SPDR S&P Pharmaceuticals ETF           --             --             --            --            --            --            --
SPDR S&P Retail ETF                    --             --             --            --            --            --    (1,022,978)
SPDR S&P Semiconductor ETF             --             --             --            --            --    (1,832,423)           --
SPDR KBW Regional Banking
  ETF                                  --             --             --            --            --            --            --
SPDR KBW Mortgage Finance
  ETF                                  --             --             --            --            --            --            --
                                   2017
-------------------------------------------
SPDR Dow Jones Total Market
  ETF                         $  (1,378,715)
SPDR Dow Jones Large Cap ETF       (131,432)
SPDR Dow Jones Large Cap
  Growth ETF                     (6,452,641)
SPDR Dow Jones Large Cap
  Value ETF                      (5,372,858)
SPDR Dow Jones Mid Cap ETF         (558,343)
SPDR Dow Jones Mid Cap
  Growth ETF                     (2,960,864)
SPDR Dow Jones Mid Cap Value
  ETF                            (1,200,592)
SPDR Dow Jones Small Cap ETF        (85,737)
SPDR Dow Jones Small Cap
  Growth ETF                     (2,152,440)
SPDR Dow Jones Small Cap
  Value ETF                      (1,882,152)
SPDR DJ Global Titans ETF       (12,535,918)
SPDR Dow Jones REIT ETF          (1,122,565)
SPDR KBW Bank ETF              (118,852,502)
SPDR KBW Capital Markets ETF    (23,772,407)
SPDR KBW Insurance ETF           (1,401,569)
SPDR Morgan Stanley
  Technology ETF                 (2,659,957)
SPDR S&P Dividend ETF           (15,532,281)
SPDR S&P Biotech ETF            (24,363,945)
SPDR S&P Homebuilders ETF       (24,813,335)
SPDR S&P Metals & Mining ETF    (49,841,508)
SPDR S&P Oil & Gas Equipment
  & Services ETF                 (1,830,538)
SPDR S&P Oil & Gas
  Exploration & Production
  ETF                           (11,779,459)
SPDR S&P Pharmaceuticals ETF             --
SPDR S&P Retail ETF                (250,690)
SPDR S&P Semiconductor ETF      (12,113,199)
SPDR KBW Regional Banking
  ETF                           (24,075,194)
SPDR KBW Mortgage Finance
  ETF                                    --

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

Under current tax laws, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal Year. The Funds incurred the following losses during the period November 1, 2008 through June 30, 2009 that are deferred for tax purposes until fiscal 2010:

                                                                  DEFERRED LOSSES
---------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                                    $  (4,813,098)
SPDR Dow Jones Large Cap ETF                                            (628,727)
SPDR Dow Jones Large Cap Growth ETF                                  (19,914,331)
SPDR Dow Jones Large Cap Value ETF                                   (16,263,686)
SPDR Dow Jones Mid Cap ETF                                            (4,622,097)
SPDR Dow Jones Mid Cap Growth ETF                                     (7,587,964)
SPDR Dow Jones Mid Cap Value ETF                                      (2,966,458)
SPDR Dow Jones Small Cap ETF                                          (1,420,882)
SPDR Dow Jones Small Cap Growth ETF                                   (9,472,006)
SPDR Dow Jones Small Cap Value ETF                                   (11,547,583)
SPDR DJ Global Titans ETF                                             (9,664,574)
SPDR Dow Jones REIT ETF                                             (174,705,656)
SPDR KBW Bank ETF                                                   (192,730,377)
SPDR KBW Capital Markets ETF                                         (27,417,548)
SPDR KBW Insurance ETF                                               (14,753,338)
SPDR Morgan Stanley Technology ETF                                   (20,984,947)
SPDR S&P Dividend ETF                                               (107,850,466)
SPDR S&P Biotech ETF                                                 (82,043,991)
SPDR S&P Homebuilders ETF                                           (153,472,009)
SPDR S&P Metals & Mining ETF                                        (224,955,376)
SPDR S&P Oil & Gas Equipment & Services ETF                          (50,933,135)
SPDR S&P Oil & Gas Exploration & Production ETF                     (104,828,837)
SPDR S&P Pharmaceuticals ETF                                          (3,063,197)
SPDR S&P Retail ETF                                                  (33,685,196)
SPDR S&P Semiconductor ETF                                            (8,250,102)
SPDR KBW Regional Banking ETF                                       (127,410,392)
SPDR KBW Mortgage Finance ETF                                            (42,885)

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

For the year ended June 30, 2009, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended June 30, 2009, was as follows:

                                                                  LONG-TERM       RETURN
                                              ORDINARY INCOME   CAPITAL GAINS   OF CAPITAL
------------------------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                 $ 3,248,305        $     --         $--
SPDR Dow Jones Large Cap ETF                        588,582              --          --
SPDR Dow Jones Large Cap Growth ETF               2,246,413              --          --
SPDR Dow Jones Large Cap Value ETF                3,648,149              --          --
SPDR Dow Jones Mid Cap ETF                          471,074              --          --
SPDR Dow Jones Mid Cap Growth ETF                   254,596              --          --
SPDR Dow Jones Mid Cap Value ETF                    319,079              --          --
SPDR Dow Jones Small Cap ETF                        327,907              --          --
SPDR Dow Jones Small Cap Growth ETF                 683,706              --          --
SPDR Dow Jones Small Cap Value ETF                1,928,987         266,335          --
SPDR DJ Global Titans ETF                         2,892,421              --          --
SPDR Dow Jones REIT ETF                          55,657,332              --          --
SPDR KBW Bank ETF                                31,427,389              --          --
SPDR KBW Capital Markets ETF                      1,034,884              --          --
SPDR KBW Insurance ETF                            2,043,777              --          --
SPDR Morgan Stanley Technology ETF                  984,816              --          --
SPDR S&P Dividend ETF                            22,069,140              --          --
SPDR S&P Biotech ETF                              1,461,033              --          --
SPDR S&P Homebuilders ETF                        12,064,713              --          --
SPDR S&P Metals & Mining ETF                      5,169,117              --          --
SPDR S&P Oil & Gas Equipment & Services ETF       1,111,182              --          --
SPDR S&P Oil & Gas Exploration & Production
  ETF                                             2,190,011              --          --
SPDR S&P Pharmaceuticals ETF                        628,472              --          --
SPDR S&P Retail ETF                               5,623,569              --          --
SPDR S&P Semiconductor ETF                          433,928              --          --
SPDR KBW Regional Banking ETF                    30,200,435              --          --
SPDR KBW Mortgage Finance ETF                        26,714              --          --

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

The tax character of distributions paid during the year ended June 30, 2008, was as follows:

                                                                    LONG-TERM       RETURN
                                                ORDINARY INCOME   CAPITAL GAINS   OF CAPITAL
--------------------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                   $ 2,289,838       $       --        $--
SPDR Dow Jones Large Cap ETF                          181,788           10,384         --
SPDR Dow Jones Large Cap Growth ETF                 2,447,123               --         --
SPDR Dow Jones Large Cap Value ETF                  3,329,881               --         --
SPDR Dow Jones Mid Cap ETF                            678,459          689,806         --
SPDR Dow Jones Mid Cap Growth ETF                     675,530          244,732         --
SPDR Dow Jones Mid Cap Value ETF                      302,238               --         --
SPDR Dow Jones Small Cap ETF                          181,554               --         --
SPDR Dow Jones Small Cap Growth ETF                   433,982        1,492,119         --
SPDR Dow Jones Small Cap Value ETF                  2,295,875          424,791         --
SPDR DJ Global Titans ETF                           4,723,060               --         --
SPDR Dow Jones REIT ETF                            51,236,129        6,936,571         --
SPDR KBW Bank ETF                                  22,992,238               --         --
SPDR KBW Capital Markets ETF                        1,696,609               --         --
SPDR KBW Insurance ETF                              2,328,352               --         --
SPDR Morgan Stanley Technology ETF                    623,850               --         --
SPDR S&P Dividend ETF                              12,939,615          446,930         --
SPDR S&P Biotech ETF                                3,143,730               --         --
SPDR S&P Homebuilders ETF                           6,970,799               --         --
SPDR S&P Metals & Mining ETF                        1,900,215               --         --
SPDR S&P Oil & Gas Equipment & Services ETF         1,053,872               --         --
SPDR S&P Oil & Gas Exploration & Production
  ETF                                                 462,680               --         --
SPDR S&P Pharmaceuticals ETF                           95,265               --         --
SPDR S&P Retail ETF                                 2,159,868               --         --
SPDR S&P Semiconductor ETF                            669,175               --         --
SPDR KBW Regional Banking ETF                       7,465,907               --         --
SPDR KBW Mortgage Finance ETF                              --               --         --

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

There were no significant differences between the book basis and the tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales, the cumulative return of capital payments of REITs and the deferral of post-October losses and dividends payable.

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

                                                        UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED
                                                           ORDINARY       LONG-TERM      APPRECIATION
                                                            INCOME      CAPITAL GAINS   (DEPRECIATION)
------------------------------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                           $  666,025         $--         $ (28,105,357)
SPDR Dow Jones Large Cap ETF                                 128,708          --            (1,045,841)
SPDR Dow Jones Large Cap Growth ETF                          451,418          --           (52,559,955)
SPDR Dow Jones Large Cap Value ETF                           611,184          --           (27,631,489)
SPDR Dow Jones Mid Cap ETF                                    51,200          --            (2,223,284)
SPDR Dow Jones Mid Cap Growth ETF                             52,143          --            (2,935,886)
SPDR Dow Jones Mid Cap Value ETF                              20,499          --            (1,775,775)
SPDR Dow Jones Small Cap ETF                                  17,580          --            (4,844,700)
SPDR Dow Jones Small Cap Growth ETF                               --          --           (26,452,063)
SPDR Dow Jones Small Cap Value ETF                           133,011          --           (29,817,586)
SPDR DJ Global Titans ETF                                    943,445          --           (27,696,563)
SPDR Dow Jones REIT ETF                                           --          --          (760,310,831)
SPDR KBW Bank ETF                                          5,589,384          --          (526,410,275)
SPDR KBW Capital Markets ETF                                 253,810          --           (29,626,507)
SPDR KBW Insurance ETF                                       211,437          --           (20,449,119)
SPDR Morgan Stanley Technology ETF                           402,255          --           (42,211,222)
SPDR S&P Dividend ETF                                      5,554,839          --            (7,356,458)
SPDR S&P Biotech ETF                                          12,140          --           (53,771,105)
SPDR S&P Homebuilders ETF                                  1,291,035          --           (24,773,320)
SPDR S&P Metals & Mining ETF                               1,551,941          --           (27,072,371)
SPDR S&P Oil & Gas Equipment & Services ETF                  306,744          --           (46,081,352)
SPDR S&P Oil & Gas Exploration & Production ETF              634,905          --           (79,630,665)
SPDR S&P Pharmaceuticals ETF                                  96,249          --             1,486,697
SPDR S&P Retail ETF                                        1,147,269          --           (10,321,295)
SPDR S&P Semiconductor ETF                                   239,213          --             8,643,575
SPDR KBW Regional Banking ETF                              1,670,655          --          (314,607,107)
SPDR KBW Mortgage Finance ETF                                 21,918          --              (664,386)


DISTRIBUTIONS

Each Fund declares and distributes dividends from net investment income, if any, to its shareholders quarterly. Each Fund distributes net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

NEW ACCOUNTING PRONOUNCEMENTS

In March, 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds' derivative and hedging activities. The adoption of FAS 161 has no impact to the Funds' financial statement disclosures as the Funds' currently do not invest in derivative instruments or engage in hedging activities.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

3.  FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER RELATED PARTY
    TRANSACTIONS

ADVISORY FEE

Each Fund has entered into an Investment Advisory Agreement with SSgA Funds Management, Inc. (the "Adviser" or "SSgA FM"). As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund's average daily net assets as shown in the following table:

                                                    ANNUAL RATE
---------------------------------------------------------------
SPDR Dow Jones Total Market ETF                         0.20%
SPDR Dow Jones Large Cap ETF                            0.20
SPDR Dow Jones Large Cap Growth ETF                     0.20
SPDR Dow Jones Large Cap Value ETF                      0.20
SPDR Dow Jones Mid Cap ETF                              0.25
SPDR Dow Jones Mid Cap Growth ETF                       0.25
SPDR Dow Jones Mid Cap Value ETF                        0.25
SPDR Dow Jones Small Cap ETF                            0.25
SPDR Dow Jones Small Cap Growth ETF                     0.25
SPDR Dow Jones Small Cap Value ETF                      0.25
SPDR DJ Global Titans ETF                               0.50
SPDR Dow Jones REIT ETF                                 0.25
SPDR KBW Bank ETF                                       0.35
SPDR KBW Capital Markets ETF                            0.35
SPDR KBW Insurance ETF                                  0.35
SPDR Morgan Stanley Technology ETF                      0.50
SPDR S&P Dividend ETF                                   0.35
SPDR S&P Biotech ETF                                    0.35
SPDR S&P Homebuilders ETF                               0.35
SPDR S&P Metals & Mining ETF                            0.35
SPDR S&P Oil & Gas Equipment & Services ETF             0.35
SPDR S&P Oil & Gas Exploration & Production ETF         0.35
SPDR S&P Pharmaceuticals ETF                            0.35
SPDR S&P Retail ETF                                     0.35
SPDR S&P Semiconductor ETF                              0.35
SPDR KBW Regional Banking ETF                           0.35
SPDR KBW Mortgage Finance ETF                           0.35


The Adviser pays all expenses of each Fund other than management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

On December 23, 2008 the Adviser agreed to make a voluntary contribution of $53,830 to the SPDR S&P Retail ETF to correct for market impact of securities investments that should have been held in cash. On March 20, 2009 the Adviser agreed to make a voluntary contribution of $1,726,352 to the SPDR S&P Biotech ETF to compensate the fund for a delayed rebalancing trade and limit tracking error against the Index.

State Street Bank and Trust Company ("State Street"), an affiliate of the Adviser, receives fees for its services as Custodian, Administrator and Transfer Agent from the Adviser. See also Note 4.

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio for which SSgA FM serves as the investment adviser. The State Street Navigator Securities Lending Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 8 for additional information regarding securities lending.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

For the period July 1, 2008 through June 30, 2009, State Street earned securities lending agent fees as follows:

                                                 SECURITIES LENDING
                                                     AGENT FEES
-------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                       $ 35,987
SPDR Dow Jones Large Cap ETF                             8,628
SPDR Dow Jones Large Cap Growth ETF                     36,525
SPDR Dow Jones Large Cap Value ETF                      26,430
SPDR Dow Jones Mid Cap ETF                              11,324
SPDR Dow Jones Mid Cap Growth ETF                       17,724
SPDR Dow Jones Mid Cap Value ETF                         4,791
SPDR Dow Jones Small Cap ETF                             9,366
SPDR Dow Jones Small Cap Growth ETF                     52,512
SPDR Dow Jones Small Cap Value ETF                      42,287
SPDR DJ Global Titans ETF                               21,294
SPDR Dow Jones REIT ETF                                321,558
SPDR KBW Bank ETF                                      876,186
SPDR KBW Capital Markets ETF                            25,371
SPDR KBW Insurance ETF                                  21,362
SPDR Morgan Stanley Technology ETF                      38,187
SPDR S&P Dividend ETF                                  180,278
SPDR S&P Biotech ETF                                   183,660
SPDR S&P Homebuilders ETF                              399,709
SPDR S&P Metals & Mining ETF                           107,312
SPDR S&P Oil & Gas Equipment & Services ETF             33,604
SPDR S&P Oil & Gas Exploration & Production
  ETF                                                   52,960
SPDR S&P Pharmaceuticals ETF                            18,493
SPDR S&P Retail ETF                                    181,911
SPDR S&P Semiconductor ETF                              16,286
SPDR KBW Regional Banking ETF                          637,570
SPDR KBW Mortgage Finance ETF                               --


DISTRIBUTOR

State Street Global Markets, LLC (the "Distributor"), an affiliate of the Adviser, serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan, pursuant to Rule 12b-1 under the 1940 Act, each Fund, with the exception of SPDR Dow Jones Total Market ETF, is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board of Trustees has determined that no such payments will be made through at least October 31, 2009 and therefore no such payments have been made to the Distributor.

The Distributor has established an assisted trading program to aid Authorized Participants in certain creation and redemption activity for which the Distributor receives commissions from Authorized Participants. In addition, the Distributor receives compensation from State Street associated with on-line creation and redemption activity of Authorized Participants.

TRUSTEES' FEES

The Trust and SPDR Index Share Funds ("SIS Trust") pay, in the aggregate, each Independent Trustee an annual fee of $90,000 plus $5,000 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


receives an additional annual fee of $10,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trust and SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. Prior to April 20, 2009, the Trust paid each Independent Trustee an annual fee of $60,000 plus $3,000 per in person meeting attended and $1,000 for each meeting attended via telephone or video conference and the Audit Chair received an additional annual fee of $9,000.

TRANSACTIONS WITH AFFILIATES

The Funds listed below have invested in an affiliated company, State Street Corp. Amounts relating to these investments at June 30, 2009 and for the period then ended are:

                              NUMBER OF                       PURCHASED                   SOLD            NUMBER OF
                             SHARES HELD    VALUE AT   -----------------------  -----------------------  SHARES HELD    VALUE AT
FUND                          AT 6/30/08    6/30/08        COST        SHARES     PROCEEDS      SHARES    AT 6/30/09    6/30/09
---------------------------------------------------------------------------------------------------------------------------------
SPDR Dow Jones Total Market
  ETF                            3,168    $   202,720  $    196,208      4,767  $     33,721        813      7,122    $   336,158
SPDR Dow Jones Large Cap
  ETF                              307         19,645        75,347      1,999        10,762        237      2,069         97,657
SPDR Dow Jones Large Cap
  Growth ETF                    18,221      1,165,962            --         --     1,101,557     18,221         --             --
SPDR Dow Jones Large Cap
  Value ETF                         --             --       691,123     13,281        91,096      2,857     10,424        492,013
SPDR KBW Bank ETF              726,298     46,475,809   177,092,850  3,953,256   176,040,990  3,952,591    726,963     34,312,654
SPDR KBW Capital Markets
  ETF                          154,087      9,860,027    40,425,456    836,303    39,425,218    840,845    149,545      7,058,524
                             DIVIDEND    REALIZED
FUND                          INCOME    GAIN/(LOSS)
---------------------------------------------------
SPDR Dow Jones Total Market
  ETF                        $  2,330  $      4,981
SPDR Dow Jones Large Cap
  ETF                             387        (1,902)
SPDR Dow Jones Large Cap
  Growth ETF                       --      (107,989)
SPDR Dow Jones Large Cap
  Value ETF                     4,648       (59,504)
SPDR KBW Bank ETF             351,342   (12,913,201)
SPDR KBW Capital Markets
  ETF                          58,260    (3,141,442)


Each Fund may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund ("Liquid Reserves Fund"), a series of State Street Institutional Investment Trust. The Liquid Reserves Fund is a feeder fund in a master/feeder fund structure that invests subtantially all of its assets in the State Street Master Funds (Master Portfolio"). The Liquid Reserves Fund does not pay an investment advisory fee to the Adviser, but the respective master portfolio in which it invests pays an investment advisory fee to the Adviser. The Liquid Reserves Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by the the Fund from affiliated money market funds are recorded as dividend income on securities of affiliated issuers in the accompanying Statement of Operations.

                                                    PURCHASED             SOLD
                                     VALUE AT   ----------------   -----------------   VALUE AT              REALIZED
FUND                                  6/30/08     COST    SHARES   PROCEEDS   SHARES    6/30/09   INCOME   GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------
SPDR KBW Mortgage Finance ETF           $--     $42,719   42,719    $11,138   11,138    $31,581     $9         $--

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

Each Fund invests its cash collateral for securities lending in the shares of the State Street Navigator Securities Lending Prime Portfolio, an affiliated fund of the Adviser. Amounts relating to these investments at June 30, 2009 and for the period then ended are:

                                                      PURCHASED                         SOLD
                                VALUE AT    -----------------------------  -----------------------------    VALUE AT
FUND                             6/30/08         COST           SHARES        PROCEEDS         SHARES        6/30/09      INCOME
----------------------------------------------------------------------------------------------------------------------------------
SPDR Dow Jones Total Market
  ETF                         $ 21,262,511  $  139,990,003    139,990,003  $  154,138,517    154,138,517  $  7,113,997  $  204,725
SPDR Dow Jones Large Cap ETF     1,832,154      51,035,874     51,035,874      42,084,781     42,084,781    10,783,247      49,920
SPDR Dow Jones Large Cap
  Growth ETF                    20,052,330     165,118,239    165,118,239     176,378,016    176,378,016     8,792,553     207,061
SPDR Dow Jones Large Cap
  Value ETF                     12,921,394     156,796,193    156,796,193     166,150,087    166,150,087     3,567,500     149,491
SPDR Dow Jones Mid Cap ETF       5,859,846      36,029,791     36,029,791      32,865,304     32,865,304     9,024,333      64,185
SPDR Dow Jones Mid Cap
  Growth ETF                    12,388,543      50,671,217     50,671,217      50,662,717     50,662,717    12,397,043     100,466
SPDR Dow Jones Mid Cap Value
  ETF                            2,862,416      13,602,952     13,602,952      13,913,782     13,913,782     2,551,586      27,166
SPDR Dow Jones Small Cap ETF     3,968,716      23,058,123     23,058,123      20,456,480     20,456,480     6,570,359      54,779
SPDR Dow Jones Small Cap
  Growth ETF                    24,685,849     127,286,423    127,286,423     124,588,555    124,588,555    27,383,717     297,051
SPDR Dow Jones Small Cap
  Value ETF                     25,747,911     143,900,619    143,900,619     150,974,844    150,974,844    18,673,686     239,777
SPDR DJ Global Titans ETF        9,237,026     240,441,748    240,441,748     244,004,933    244,004,933     5,673,841     120,900
SPDR Dow Jones REIT ETF        125,989,046   1,654,244,798  1,654,244,798   1,584,370,962  1,584,370,962   195,862,882   1,806,654
SPDR KBW Bank ETF               99,463,820   1,411,554,199  1,411,554,199   1,303,952,591  1,303,952,591   207,065,428   4,926,897
SPDR KBW Capital Markets ETF    26,491,439     203,546,433    203,546,433     220,867,595    220,867,595     9,170,277     143,902
SPDR KBW Insurance ETF          10,865,370     222,043,789    222,043,789     226,926,654    226,926,654     5,982,505     121,253
SPDR Morgan Stanley
  Technology ETF                19,361,762     311,010,831    311,010,831     316,719,169    316,719,169    13,653,424     216,697
SPDR S&P Dividend ETF           48,339,022     678,946,572    678,946,572     569,351,393    569,351,393   157,934,201   1,022,620
SPDR S&P Biotech ETF            72,559,744     700,682,862    700,682,862     663,948,796    663,948,796   109,293,810   1,042,694
SPDR S&P Homebuilders ETF      134,901,443   1,054,231,693  1,054,231,693   1,063,370,866  1,063,370,866   125,762,270   2,268,442
SPDR S&P Metals & Mining ETF    94,876,401     728,501,112    728,501,112     676,391,603    676,391,603   146,985,910     609,227
SPDR S&P Oil & Gas Equipment
  & Services ETF                34,443,666     248,425,302    248,425,302     242,677,803    242,677,803    40,191,165     190,754
SPDR S&P Oil & Gas
  Exploration & Production
  ETF                           38,608,950     458,738,605    458,738,605     440,841,187    440,841,187    56,506,368     300,176
SPDR S&P Pharmaceuticals ETF     2,523,940      82,435,911     82,435,911      73,321,647     73,321,647    11,638,204     104,914
SPDR S&P Retail ETF             28,405,647   1,016,726,875  1,016,726,875     979,343,379    979,343,379    65,789,143   1,030,255
SPDR S&P Semiconductor ETF      10,428,550      91,282,771     91,282,771      76,332,595     76,332,595    25,378,726      92,217
SPDR KBW Regional Banking
  ETF                          170,496,072   1,105,084,489  1,105,084,489   1,142,377,912  1,142,377,912   133,202,649   3,616,576
                                REALIZED
FUND                          GAIN/(LOSS)
-----------------------------------------
SPDR Dow Jones Total Market
  ETF                             $--
SPDR Dow Jones Large Cap ETF       --
SPDR Dow Jones Large Cap
  Growth ETF                       --
SPDR Dow Jones Large Cap
  Value ETF                        --
SPDR Dow Jones Mid Cap ETF         --
SPDR Dow Jones Mid Cap
  Growth ETF                       --
SPDR Dow Jones Mid Cap Value
  ETF                              --
SPDR Dow Jones Small Cap ETF       --
SPDR Dow Jones Small Cap
  Growth ETF                       --
SPDR Dow Jones Small Cap
  Value ETF                        --
SPDR DJ Global Titans ETF          --
SPDR Dow Jones REIT ETF            --
SPDR KBW Bank ETF                  --
SPDR KBW Capital Markets ETF       --
SPDR KBW Insurance ETF             --
SPDR Morgan Stanley
  Technology ETF                   --
SPDR S&P Dividend ETF              --
SPDR S&P Biotech ETF               --
SPDR S&P Homebuilders ETF          --
SPDR S&P Metals & Mining ETF       --
SPDR S&P Oil & Gas Equipment
  & Services ETF                   --
SPDR S&P Oil & Gas
  Exploration & Production
  ETF                              --
SPDR S&P Pharmaceuticals ETF       --
SPDR S&P Retail ETF                --
SPDR S&P Semiconductor ETF         --
SPDR KBW Regional Banking
  ETF                              --


4.  SHAREHOLDER TRANSACTIONS

With the exception of the Trust's dividend reinvestment plan, Shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $250 to $4,500 per Creation Unit regardless of the number of Creation Units that are created or redeemed on the same day, are charged to Authorized Participants. An additional variable fee may be charged for certain transactions. Transaction fees from certain Creation Units transactions are received by the Trust and/or Custodian and used to defray related expenses. The Custodian also receives amounts earned on cash collateral provided by Authorized Participants pending delivery of missing deposit securities.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

5.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at June 30, 2009 were as follows:


                                                                   GROSS          GROSS      NET UNREALIZED
                                                IDENTIFIED      UNREALIZED     UNREALIZED     APPRECIATION
                                                   COST        APPRECIATION   DEPRECIATION   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF               $  193,984,474    $ 8,817,460   $ 36,922,817    $ (28,105,357)
SPDR Dow Jones Large Cap ETF                      50,388,918      1,728,972      2,774,813       (1,045,841)
SPDR Dow Jones Large Cap Growth ETF              216,462,456      3,751,517     56,311,472      (52,559,955)
SPDR Dow Jones Large Cap Value ETF               130,879,919      3,524,307     31,155,796      (27,631,489)
SPDR Dow Jones Mid Cap ETF                        42,685,063      2,415,580      4,638,864       (2,223,284)
SPDR Dow Jones Mid Cap Growth ETF                 58,327,559      3,789,108      6,724,994       (2,935,886)
SPDR Dow Jones Mid Cap Value ETF                  13,208,924        681,436      2,457,211       (1,775,775)
SPDR Dow Jones Small Cap ETF                      34,148,600      1,368,325      6,213,025       (4,844,700)
SPDR Dow Jones Small Cap Growth ETF              148,079,231      5,203,382     31,655,445      (26,452,063)
SPDR Dow Jones Small Cap Value ETF               118,791,553      4,762,235     34,579,821      (29,817,586)
SPDR DJ Global Titans ETF                        104,766,439        745,750     28,436,813      (27,691,063)
SPDR Dow Jones REIT ETF                        1,877,901,083        144,813    760,455,644     (760,310,831)
SPDR KBW Bank ETF                              1,559,927,626             --    526,410,275     (526,410,275)
SPDR KBW Capital Markets ETF                     119,269,586        218,360     29,844,867      (29,626,507)
SPDR KBW Insurance ETF                           165,956,677      2,580,307     23,029,426      (20,449,119)
SPDR Morgan Stanley Technology ETF               254,125,143      6,701,246     48,912,468      (42,211,222)
SPDR S&P Dividend ETF                            829,389,155     13,565,465     20,921,923       (7,356,458)
SPDR S&P Biotech ETF                             591,044,559     11,614,666     65,385,771      (53,771,105)
SPDR S&P Homebuilders ETF                        707,844,681      7,249,823     32,023,143      (24,773,320)
SPDR S&P Metals & Mining ETF                     777,424,448     18,662,787     45,735,158      (27,072,371)
SPDR S&P Oil & Gas Equipment & Services ETF      285,653,667      4,743,637     50,824,989      (46,081,352)
SPDR S&P Oil & Gas Exploration & Production
  ETF                                            416,976,915        771,671     80,402,336      (79,630,665)
SPDR S&P Pharmaceuticals ETF                      50,761,684      3,375,783      1,889,086        1,486,697
SPDR S&P Retail ETF                            1,094,938,125      9,899,550     20,220,845      (10,321,295)
SPDR S&P Semiconductor ETF                       120,287,382     10,001,663      1,358,088        8,643,575
SPDR KBW Regional Banking ETF                    884,650,137             --    314,607,107     (314,607,107)
SPDR KBW Mortgage Finance ETF                      6,117,941         49,463        713,849         (664,386)

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

6.  INVESTMENT TRANSACTIONS

For the year ended June 30, 2009, the Trust had in-kind contributions and in-kind redemptions as follows:

                                                          CONTRIBUTIONS     REDEMPTIONS
----------------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                          $   88,227,618   $   21,388,088
SPDR Dow Jones Large Cap ETF                                 31,560,484        2,111,679
SPDR Dow Jones Large Cap Growth ETF                          18,476,243       70,908,059
SPDR Dow Jones Large Cap Value ETF                           52,493,299       14,056,486
SPDR Dow Jones Mid Cap ETF                                   16,712,294               --
SPDR Dow Jones Mid Cap Growth ETF                            11,382,275        3,034,522
SPDR Dow Jones Mid Cap Value ETF                              5,145,641        3,521,307
SPDR Dow Jones Small Cap ETF                                 12,717,679               --
SPDR Dow Jones Small Cap Growth ETF                          45,418,122       16,103,479
SPDR Dow Jones Small Cap Value ETF                           39,107,180       34,913,995
SPDR DJ Global Titans ETF                                    23,122,326       71,364,162
SPDR Dow Jones REIT ETF                                     494,570,232      158,485,467
SPDR KBW Bank ETF                                         4,228,406,739    3,760,264,990
SPDR KBW Capital Markets ETF                                506,267,543      498,609,955
SPDR KBW Insurance ETF                                      454,492,002      339,090,673
SPDR Morgan Stanley Technology ETF                          106,878,927       84,735,941
SPDR S&P Dividend ETF                                       549,526,104       63,545,216
SPDR S&P Biotech ETF                                        752,643,705      473,518,996
SPDR S&P Homebuilders ETF                                 2,337,510,496    1,997,355,967
SPDR S&P Metals & Mining ETF                              1,720,469,297    1,610,673,905
SPDR S&P Oil & Gas Equipment & Services ETF                 163,405,152       99,773,679
SPDR S&P Oil & Gas Exploration & Production ETF           2,124,027,510    1,938,810,304
SPDR S&P Pharmaceuticals ETF                                 49,203,150       17,276,067
SPDR S&P Retail ETF                                       7,361,766,713    6,408,682,681
SPDR S&P Semiconductor ETF                                  121,194,037       64,120,388
SPDR KBW Regional Banking ETF                             3,906,378,725    3,779,322,984
SPDR KBW Mortgage Finance ETF                                 6,133,755               --


The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statement of Changes. The table represents the accumulation of the Fund's daily net shareholder transactions while the Statement of Changes reflect gross shareholder transactions including any cash component of the transaction.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

For the year ended June 30, 2009, the Trust had purchases and sales of investment securities as follows:

                                                             PURCHASES        SALES
--------------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                            $ 13,581,313   $ 12,695,574
SPDR Dow Jones Large Cap ETF                                  2,217,590      1,955,017
SPDR Dow Jones Large Cap Growth ETF                          63,171,609     62,447,872
SPDR Dow Jones Large Cap Value ETF                           33,789,454     33,595,610
SPDR Dow Jones Mid Cap ETF                                   13,152,388     13,060,395
SPDR Dow Jones Mid Cap Growth ETF                            25,964,423     25,684,851
SPDR Dow Jones Mid Cap Value ETF                              7,021,838      6,959,732
SPDR Dow Jones Small Cap ETF                                  4,579,289      4,491,806
SPDR Dow Jones Small Cap Growth ETF                          32,913,609     32,343,738
SPDR Dow Jones Small Cap Value ETF                           28,175,901     27,627,826
SPDR DJ Global Titans ETF                                    11,035,637     10,371,896
SPDR Dow Jones REIT ETF                                     166,401,908    159,462,619
SPDR KBW Bank ETF                                           448,612,900    442,588,373
SPDR KBW Capital Markets ETF                                 42,480,913     44,554,258
SPDR KBW Insurance ETF                                       42,018,934     42,273,544
SPDR Morgan Stanley Technology ETF                           33,606,751     33,565,142
SPDR S&P Dividend ETF                                       428,115,686    429,395,597
SPDR S&P Biotech ETF                                        358,346,364    356,620,839
SPDR S&P Homebuilders ETF                                   460,032,232    464,027,229
SPDR S&P Metals & Mining ETF                                256,951,493    255,535,509
SPDR S&P Oil & Gas Equipment & Services ETF                  67,137,303     67,166,078
SPDR S&P Oil & Gas Exploration & Production ETF             114,319,943    114,413,154
SPDR S&P Pharmaceuticals ETF                                 26,799,989     26,965,558
SPDR S&P Retail ETF                                         252,840,998    255,525,290
SPDR S&P Semiconductor ETF                                   17,155,907     17,192,951
SPDR KBW Regional Banking ETF                               289,551,803    297,106,794
SPDR KBW Mortgage Finance ETF                                   256,310        260,820


7.  CONCENTRATION OF RISK

The Funds' assets may be concentrated in a particular industry, group of industries or sector. Because each Fund will generally concentrate its investments to approximately the same extent that its index is so concentrated, a Fund may be adversely affected by the performance of a particular industry, group of industries or sector, and its shares may be subject to increased price volatility. In addition, if a Fund concentrates in a single industry or group of industries, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

8.  SECURITIES LENDING

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of June 30, 2009 and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds' Statements of Operations, represent the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

9.  SUBSEQUENT EVENTS

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events", adopted by the Funds as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 25, 2009. Management has determined that there are no material events that would require disclosure in the Fund's financial statement through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Trustees of SPDR(R) Series Trust

We have audited the accompanying statements of assets and liabilities of SPDR(R) Dow Jones Total Market ETF (formerly "SPDR(R) DJ Wilshire Total Market ETF"), SPDR(R) Dow Jones Large Cap ETF (formerly "SPDR(R) DJ Wilshire Large Cap ETF"), SPDR(R) Dow Jones Large Cap Growth ETF (formerly "SPDR(R) DJ Wilshire Large Cap Growth ETF"), SPDR(R) Dow Jones Large Cap Value ETF (formerly "SPDR(R) DJ Wilshire Large Cap Value ETF"), SPDR(R) Dow Jones Mid Cap ETF (formerly "SPDR(R) DJ Wilshire Mid Cap ETF"), SPDR(R) Dow Jones Mid Cap Growth ETF (formerly "SPDR(R) DJ Wilshire Mid Cap Growth ETF"), SPDR(R) Dow Jones Mid Cap Value ETF (formerly "SPDR(R) DJ Wilshire Mid Cap Value ETF"), SPDR(R) Dow Jones Small Cap ETF (formerly "SPDR(R) DJ Wilshire Small Cap ETF"), SPDR(R) Dow Jones Small Cap Growth ETF (formerly "SPDR DJ Wilshire Small Cap Growth ETF"), SPDR(R) Dow Jones Small Cap Value ETF (formerly "SPDR(R) DJ Wilshire Small Cap Value ETF"), SPDR(R) DJ Global Titans ETF, SPDR(R) Dow Jones REIT ETF (formerly "SPDR(R) DJ Wilshire REIT ETF"), SPDR(R) KBW Bank ETF, SPDR(R) KBW Capital Markets ETF, SPDR(R) KBW Insurance ETF, SPDR(R) Morgan Stanley Technology ETF, SPDR(R) S&P(R) Dividend ETF, SPDR(R) S&P(R) Biotech ETF, SPDR(R) S&P(R) Homebuilders ETF, SPDR(R) S&P(R) Metals & Mining ETF, SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF, SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF, SPDR(R) S&P(R) Pharmaceuticals ETF, SPDR(R) S&P(R) Retail ETF, SPDR(R) S&P(R) Semiconductor ETF, SPDR(R) KBW Regional Banking ETF, and SPDR(R) KBW Mortgage Finance ETF, twenty-seven of the portfolios (collectively, the "Funds") comprising SPDR(R) Series Trust, including the schedules of investments, as of June 30, 2009, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SPDR(R) Series Trust at June 30, 2009, the results of their operations, changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                                            LOGO

Boston, Massachusetts
August 25, 2009

SPDR SERIES TRUST
OTHER INFORMATION
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV AS OF JUNE 30, 2009

The following charts are provided to show the frequency at which the daily market price on the NYSE Arca, Inc. ("Exchange"), the secondary market for shares of each Fund, was at a discount or premium to such Fund's daily net asset value ("NAV"). The market price of each Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the Fund's NAV is calculated (referred to as the "Bid/Offer Midpoint"). Each Fund's Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each Fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

SPDR DOW JONES TOTAL MARKET ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/09.................................    26         16        12        13         8          6


SPDR DOW JONES LARGE CAP ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (11/15/05)
through 6/30/09.........................    36         17        10        25         7          1



SPDR DOW JONES LARGE CAP GROWTH ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/09.................................    21         3          1        13         1          0



SPDR DOW JONES LARGE CAP VALUE ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/09.................................    26         7          5        26         1          0



* Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

SPDR DOW JONES MID CAP ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (11/15/05)
through 6/30/09.........................    13         1          0        11         0          0


SPDR DOW JONES MID CAP GROWTH ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (11/15/05)
through 6/30/09.........................    20         8          1        14         7          0



SPDR DOW JONES MID CAP VALUE ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (11/15/05)
through 6/30/09.........................    10         3          0        18         2          0



SPDR DOW JONES SMALL CAP ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (11/15/05)
through 6/30/09.........................    15         7          7        24         5          3



SPDR DOW JONES SMALL CAP GROWTH ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/09.................................    32         15         9        29         8          4



* Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

SPDR DOW JONES SMALL CAP VALUE ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/09.................................    37         18        12        40         9          1



SPDR DJ GLOBAL TITANS ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/09.................................    50         22        17        43         19         4



SPDR DOW JONES REIT ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/09.................................    31         8          1        16         4          1



SPDR KBW BANK ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (11/15/05)

through 6/30/09.........................    24         9          2        16         4          2



SPDR KBW CAPITAL MARKETS ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (11/15/05)

through 6/30/09.........................    13         11         2        15         3          3



* Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

SPDR KBW INSURANCE ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (11/15/05)

through 6/30/09.........................    21         7          1        16         5          2



SPDR MORGAN STANLEY TECHNOLOGY ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/09.................................    33         9         10        33         11         1



SPDR S&P DIVIDEND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (11/15/05)

through 6/30/09.........................    28         14         9        13         2          2



SPDR S&P BIOTECH ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (2/6/06)

through 6/30/09.........................    12         3          0        14         5          1



SPDR S&P HOMEBUILDERS ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (2/6/06)

through 6/30/09.........................    33         11         3        28         8          1



* Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

SPDR S&P METALS & MINING ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (6/22/06)

through 6/30/09.........................    20         13         2        17         5          2



SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (6/22/06)

through 6/30/09.........................    21         8          1        14         8          1



SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (6/22/06)

through 6/30/09.........................    15         5          1        18         5          0



SPDR S&P PHARMACEUTICALS ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (6/22/06)

through 6/30/09.........................     7         21         3        10         4          0



SPDR S&P RETAIL ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (6/22/06)

through 6/30/09.........................    19         5          1        11         1          0



* Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

SPDR S&P SEMICONDUCTOR ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (2/6/06)

through 6/30/09.........................    17         4          3        19         4          0



SPDR KBW REGIONAL BANKING ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (6/22/06)

through 6/30/09.........................    23         8          3        13         3          1



SPDR KBW MORTGAGE FINANCE ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of trading (4/30/09)

through 6/30/09.........................     0         0          0         0         0          0



* Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, trustees fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at January 1, 2009 and held for the six-months ended June 30, 2009.

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds charge transaction fees ranging from $250 to $4,500 per transaction to those persons creating or redeeming Creation Units. Variable transaction fees may

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------


also apply. If you buy or sell Shares of the Fund in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees on brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                         BEGINNING          ENDING        EXPENSES PAID
                                                       ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
ACTUAL                                                     1/1/09          6/30/09       1/1/09-6/30/09
-------------------------------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                            $1,000         $1,042.50           $1.06
SPDR Dow Jones Large Cap ETF                                1,000          1,037.10            1.11
SPDR Dow Jones Large Cap Growth ETF                         1,000          1,100.20            1.09
SPDR Dow Jones Large Cap Value ETF                          1,000            973.70            1.03
SPDR Dow Jones Mid Cap ETF                                  1,000          1,100.20            1.56
SPDR Dow Jones Mid Cap Growth ETF                           1,000          1,183.00            1.52
SPDR Dow Jones Mid Cap Value ETF                            1,000          1,008.10            1.64
SPDR Dow Jones Small Cap ETF                                1,000          1,103.50            1.62
SPDR Dow Jones Small Cap Growth ETF                         1,000          1,173.00            1.45
SPDR Dow Jones Small Cap Value ETF                          1,000          1,041.50            1.37
SPDR DJ Global Titans ETF                                   1,000          1,011.40            2.54
SPDR Dow Jones REIT ETF                                     1,000            870.30            1.16
SPDR KBW Bank ETF                                           1,000            836.90            1.64
SPDR KBW Capital Markets ETF                                1,000          1,276.80            2.03
SPDR KBW Insurance ETF                                      1,000            973.80            1.71
SPDR Morgan Stanley Technology ETF                          1,000          1,329.70            2.89
SPDR S&P Dividend ETF                                       1,000            960.20            1.70
SPDR S&P Biotech ETF                                        1,000            950.00            1.74
SPDR S&P Homebuilders ETF                                   1,000            984.70            1.77
SPDR S&P Metals & Mining ETF                                1,000          1,342.70            2.09
SPDR S&P Oil & Gas Equipment & Services ETF                 1,000          1,278.60            1.98
SPDR S&P Oil & Gas Exploration & Production ETF             1,000          1,072.10            1.80
SPDR S&P Pharmaceuticals ETF                                1,000          1,003.70            1.84
SPDR S&P Retail ETF                                         1,000          1,365.50            2.11
SPDR S&P Semiconductor ETF                                  1,000          1,413.20            2.09
KBW Regional Banking ETF                                    1,000            636.30            1.46
SPDR KBW Mortgage Finance ETF**                             1,000            882.70            0.56



                                                         BEGINNING          ENDING        EXPENSES PAID
                                                       ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
HYPOTHETICAL                                               1/1/09          6/30/09       1/1/09-6/30/09
-------------------------------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                            $1,000         $1,023.75           $1.05
SPDR Dow Jones Large Cap ETF                                1,000          1,023.70            1.10
SPDR Dow Jones Large Cap Growth ETF                         1,000          1,023.75            1.05
SPDR Dow Jones Large Cap Value ETF                          1,000          1,023.75            1.05
SPDR Dow Jones Mid Cap ETF                                  1,000          1,023.31            1.51
SPDR Dow Jones Mid Cap Growth ETF                           1,000          1,023.41            1.40
SPDR Dow Jones Mid Cap Value ETF                            1,000          1,023.16            1.66
SPDR Dow Jones Small Cap ETF                                1,000          1,023.26            1.56
SPDR Dow Jones Small Cap Growth ETF                         1,000          1,023.46            1.35
SPDR Dow Jones Small Cap Value ETF                          1,000          1,023.46            1.35
SPDR DJ Global Titans ETF                                   1,000          1,022.27            2.56
SPDR Dow Jones REIT ETF                                     1,000          1,023.55            1.25
SPDR KBW Bank ETF                                           1,000          1,023.01            1.81
SPDR KBW Capital Markets ETF                                1,000          1,023.01            1.81
SPDR KBW Insurance ETF                                      1,000          1,023.06            1.76
SPDR Morgan Stanley Technology ETF                          1,000          1,022.32            2.51

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         BEGINNING          ENDING        EXPENSES PAID
                                                       ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
HYPOTHETICAL (CONTINUED)                                   1/1/09          6/30/09       1/1/09-6/30/09
-------------------------------------------------------------------------------------------------------
SPDR S&P Dividend ETF                                      $1,000         $1,023.06           $1.76
SPDR S&P Biotech ETF                                        1,000          1,023.01            1.81
SPDR S&P Homebuilders ETF                                   1,000          1,023.01            1.81
SPDR S&P Metals & Mining ETF                                1,000          1,023.01            1.81
SPDR S&P Oil & Gas Equipment & Services ETF                 1,000          1,023.06            1.76
SPDR S&P Oil & Gas Exploration & Production ETF             1,000          1,023.06            1.76
SPDR S&P Pharmaceuticals ETF                                1,000          1,022.96            1.86
SPDR S&P Retail ETF                                         1,000          1,023.01            1.81
SPDR S&P Semiconductor ETF                                  1,000          1,023.06            1.76
KBW Regional Banking ETF                                    1,000          1,023.01            1.81
SPDR KBW Mortgage Finance ETF**                             1,000          1,023.06            1.76


* Expenses are equal to the Fund's annualized net expense ratios of 0.21%, 0.22%, 0.21%, 0.21%, 0.30%, 0.28%, 0.33%, 0.31%, 0.27%, 0.27%, 0.51%, 0.25%,
   0.36%, 0.36%, 0.35%, 0.50%, 0.35%, 0.36%, 0.36%, 0.36%, 0.35%, 0.35%, 0.37%,
   0.36%, 0.35%, 0.36% and 0.35% respectively. Expenses are equal to the Funds' annualized expense ratio, multiplied by the average account value of the period, multiplied by the number of days in the most recent six month period, then divided by 365.

** Actual period is from commencement of operations 4/29/09. Hypothetical period is from 1/1/09.

TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year end June 30, 2009:

Percentage of distributions which qualify for the corporate dividends paid deduction:

                                                                     PERCENTAGE
-------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                                         86.05%
SPDR Dow Jones Large Cap ETF                                            77.64%
SPDR Dow Jones Large Cap Growth ETF                                     91.19%
SPDR Dow Jones Large Cap Value ETF                                      83.01%
SPDR Dow Jones Mid Cap ETF                                              64.29%
SPDR Dow Jones Mid Cap Growth ETF                                       65.83%
SPDR Dow Jones Mid Cap Value ETF                                        54.13%
SPDR Dow Jones Small Cap ETF                                            63.24%
SPDR Dow Jones Small Cap Growth ETF                                     65.67%
SPDR Dow Jones Small Cap Value ETF                                      65.43%
SPDR DJ Global Titans ETF                                               41.84%
SPDR Dow Jones REIT ETF                                                  0.00%
SPDR KBW Bank ETF                                                       72.61%
SPDR KBW Capital Markets ETF                                            81.47%
SPDR KBW Insurance ETF                                                  64.77%
SPDR Morgan Stanley Technology ETF                                      96.89%
SPDR S&P Dividend ETF                                                   82.23%
SPDR S&P Biotech ETF                                                    93.01%
SPDR S&P Homebuilders ETF                                               63.62%
SPDR S&P Metals & Mining ETF                                            90.70%
SPDR S&P Oil & Gas Equipment & Services ETF                             71.27%
SPDR S&P Oil & Gas Exploration & Production ETF                         81.35%
SPDR S&P Pharmaceuticals ETF                                            78.31%
SPDR S&P Retail ETF                                                     38.45%
SPDR S&P Semiconductor ETF                                             100.00%
SPDR KBW Regional Banking ETF                                           57.23%
SPDR KBW Mortgage Finance ETF                                            0.00%

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

Qualified Dividend Income: A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2009, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. These amounts are noted below:

                                                                        AMOUNT
--------------------------------------------------------------------------------
SPDR Dow Jones Total Market ETF                                      $ 2,678,721
SPDR Dow Jones Large Cap ETF                                             385,141
SPDR Dow Jones Large Cap Growth ETF                                    2,186,831
SPDR Dow Jones Large Cap Value ETF                                     2,782,137
SPDR Dow Jones Mid Cap ETF                                               251,069
SPDR Dow Jones Mid Cap Growth ETF                                        161,526
SPDR Dow Jones Mid Cap Value ETF                                         155,751
SPDR Dow Jones Small Cap ETF                                             157,499
SPDR Dow Jones Small Cap Growth ETF                                      324,138
SPDR Dow Jones Small Cap Value ETF                                     1,072,623
SPDR DJ Global Titans ETF                                              3,051,461
SPDR Dow Jones REIT ETF                                                       --
SPDR KBW Bank ETF                                                     24,299,252
SPDR KBW Capital Markets ETF                                           1,021,326
SPDR KBW Insurance ETF                                                 1,447,366
SPDR Morgan Stanley Technology ETF                                     1,481,793
SPDR S&P Dividend ETF                                                 20,731,690
SPDR S&P Biotech ETF                                                   9,183,120
SPDR S&P Homebuilders ETF                                              6,446,680
SPDR S&P Metals & Mining ETF                                           4,203,007
SPDR S&P Oil & Gas Equipment & Services ETF                            1,087,031
SPDR S&P Oil & Gas Exploration & Production ETF                        1,960,140
SPDR S&P Pharmaceuticals ETF                                             457,566
SPDR S&P Retail ETF                                                    1,572,683
SPDR S&P Semiconductor ETF                                               421,766
SPDR KBW Regional Banking ETF                                         12,736,916
SPDR KBW Mortgage Finance ETF                                             29,943


Long term capital gains dividends were paid from the following Fund during the year ended June 30, 2009:

                                                                       AMOUNT
------------------------------------------------------------------------------
SPDR Dow Jones Small Cap Value ETF                                    $266,335


For the fiscal year ended June 30, 2009, certain dividends paid by SPDR Dow Jones Total Market ETF , SPDR Dow Jones Large Cap ETF , SPDR Dow Jones Large Cap Growth ETF , SPDR Dow Jones Large Cap Value ETF, SPDR Dow Jones Mid Cap ETF , SPDR Dow Jones Mid Cap Growth ETF, SPDR Dow Jones Mid Cap Value ETF, SPDR Dow Jones Small Cap ETF, SPDR Dow Jones Small Cap Growth ETF, SPDR Dow Jones Small Cap Value ETF, SPDR DJ Global Titans ETF, SPDR Dow Jones REIT ETF, SPDR KBW Bank ETF , SPDR KBW Capital Markets ETF, SPDR KBW Insurance ETF, SPDR Morgan Stanley Technology ETF, SPDR S&P Dividend ETF, SPDR S&P Biotech ETF, SPDR S&P Homebuilders ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF, SPDR KBW Regional Banking ETF and SPDR KBW Mortgage Finance ETF may be subject to a maximum tax rate of 15% as provided for by the Internal Revenue Code. The funds noted above hereby designate the maximum amount of such dividends allowable up to the amount of dividends that were paid during the year. Complete information will be reported in conjunction with the 2009 Form 1099-DIV.

PROXY VOTING POLICIES

A description of the Trust's proxy voting policies and procedures that are used by the Funds' investment adviser to vote proxies relating to the Funds' portfolio of securities is available (i) without charge, upon request, by calling 1-866-787-2257 (toll free) or (ii) on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov. Information regarding how the investment adviser voted proxies for the prior 12 months ended June 30 is

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------


available by August 31 of each year by calling the same number and on the SEC's website, at www.sec.gov, and on the Funds' website at www.spdrs.com.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on the Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, DC. Information on Form N-Q will be available upon request without charge, by calling 1-866-787-2257 (toll free), and on the Funds' website at www.spdrs.com.

FULL PORTFOLIO SCHEDULE

The complete schedule of portfolio holdings for the following Funds is available on the Funds' website at www.spdrs.com, without charge, upon request, by calling 1-800-787-2257 (toll free) and on the SEC's website at www.sec.gov.

SPDR Dow Jones Total Market ETF
SPDR Dow Jones Large Cap ETF
SPDR Dow Jones Large Cap Growth ETF
SPDR Dow Jones Large Cap Value ETF
SPDR Dow Jones Mid Cap ETF
SPDR Dow Jones Mid Cap Growth ETF
SPDR Dow Jones Mid Cap Value ETF
SPDR Dow Jones Small Cap ETF
SPDR Dow Jones Small Cap Growth ETF
SPDR Dow Jones Small Cap Value ETF

APPROVAL OF ADVISORY AGREEMENT

At in-person meetings, the Board of Trustees of the Trust (the "Board") evaluated various proposals related to new series of the Trust, including a proposal to approve the Investment Advisory Agreement (the "Agreement") with respect to SPDR KBW Mortgage Finance ETF (the "New ETF"), which commenced operations during the most recent fiscal half-year period covered by this Annual Report. The Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "Independent Trustees") also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by the Adviser and on other materials provided by State Street Bank and Trust Company, the Trust's Administrator, Transfer Agent and Custodian ("State Street"). In deciding whether to approve the Agreement, the Board considered various factors, including (i) the nature, extent and quality of services to be provided by the Adviser with respect to the New ETF under the Agreement, (ii) costs to the Adviser of its services, and (iii) the extent to which economies of scale would be realized if and as the New ETF grows and whether the fee in the Agreement reflects these economies of scale.

The Board considered the nature, extent and quality of services to be provided by the Adviser. In doing so, they relied on their prior experience with the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser's anticipated responsibilities for managing investment operations of the New ETF, in accordance with the New ETF's investment objective and policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of the New ETF, as an exchange-traded fund ("ETF"), and the experience and expertise of the Adviser with ETFs. The Board considered the background and experience of the Adviser's senior management, including those individuals responsible for portfolio management and compliance of the New ETF. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing the New ETF's compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser's best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser's general knowledge of the investment business and that of its affiliates which make up State Street Global Advisers, with which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world's largest

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------


investment management enterprises for indexed products generally and ETFs in particular. The Board also considered the Adviser's experience in managing fixed income ETFs. The Board then determined that the nature, extent and quality of services anticipated to be provided by the Adviser to the Trust were necessary and appropriate.

The Board considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust's brokerage transactions. The Board concluded that, to the extent that the Adviser or its affiliates derives other benefits from its relationship with the Trust, those benefits are not so significant as to cause the Adviser's fees with respect to the New ETF to be excessive.

The Board determined that the Adviser is likely to realize economies of scale in managing the New ETF as assets grow in size. The Board further determined that such economies of scale are shared with the New ETF by way of the relatively low advisory fee and unitary fee structure of the Trust, although the Board intends to continue to monitor fees as the New ETF grows in size and assess whether fee breakpoints may be warranted.

The Board evaluated the New ETF's unitary fee through review of comparative information with respect to fees paid by similar funds -- i.e., ETFs tracking fixed income indexes. The Board reviewed the universe of similar ETFs for the New ETF based upon data from Lipper Analytical Services and related comparative information for similar ETFs. The Board also reviewed the estimated expense ratio of the New ETF. The Board used a fund by fund analysis of the data. The Board concluded, based on the information presented, that the New ETF's fees were fair and reasonable in light of those of its direct competitors.

The Board's conclusions in approving the Agreement, including the Independent Trustees voting separately, were as follows: (a) the nature and extent of the services expected to be provided by the Adviser with respect to the New ETF were appropriate; (b) the Adviser's fee for the New ETF and the unitary fee, considered in relation to services expected to be provided, were fair and reasonable; (c) any additional benefits to the Adviser were not of a magnitude materially to affect the Board's conclusions; and (d) fees expected to be paid to the Adviser were expected to share economies of scale with respect to the New ETF by way of the relatively low fee structure of the Trust.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
June 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS


                                                                       NUMBER OF
                                                                        PORTFO-
                                              TERM OF                     LIOS
                                               OFFICE     PRINCIPAL     IN FUND       OTHER
                                    POSI-       AND        OCCUPA-      COMPLEX     DIRECTOR-
                                   TION(S)   LENGTH OF     TION(S)      OVERSEEN      SHIPS
NAME, ADDRESS                       WITH        TIME     DURING PAST       BY        HELD BY
AND YEAR OF BIRTH                   FUNDS      SERVED      5 YEARS      TRUSTEE      TRUSTEE
-----------------                 --------   ---------   -----------   ---------   -----------
INDEPENDENT TRUSTEES
FRANK NESVET                      Indepen-   Unlimited   Chief             92      SPDR Index
  c/o SPDR Series Trust           dent       Elected:    Executive                 Shares
  State Street Financial Center   Trustee,   September   Officer,                  Funds
  One Lincoln Street              Chairman   2000        Libra                     (Trustee).
  Boston, MA 02111-2900                                  Group, Inc.
  1943                                                   (1998-
                                                         present) (a
                                                         financial
                                                         services
                                                         consulting
                                                         company).
HELEN F. PETERS                   Indepen-   Unlimited   Professor         92      Federal
  c/o SPDR Series Trust           dent       Elected:    of Finance,               Home Loan
  State Street Financial Center   Trustee,   September   Carroll                   Bank of
  One Lincoln Street              Chair of   2000        School of                 Boston
  Boston, MA 02111-2900           Audit                  Management,               (Director);
  1948                            Commit-                Boston                    BJ's
                                  tee                    College                   Wholesale
                                                         (2003-                    Clubs
                                                         present);                 (Director);
                                                         Dean,                     SPDR Index
                                                         Boston                    Shares
                                                         College                   Funds
                                                         (August                   (Trustee);
                                                         2000-2003).               Eaton Vance
                                                                                   Funds
                                                                                   (Trustee).
DAVID M. KELLY                    Indepen-   Unlimited   Retired.          92      Chicago
  c/o SPDR Series Trust           dent       Elected:                              Stock
  State Street Financial Center   Trustee    September                             Exchange
  One Lincoln Street                         2000                                  (Public
  Boston, MA 02111-2900                                                            Governor/
  1938                                                                             Director);
                                                                                   Penson
                                                                                   Worldwide
                                                                                   Inc.
                                                                                   (Director);

                                                                                   SPDR Index
                                                                                   Shares
                                                                                   Funds
                                                                                   (Trustee).
INTERESTED TRUSTEE
JAMES E. ROSS*                    Inter-     Unlimited   President,       123      SPDR Index
  SSgA Funds Management, Inc.     ested      Elected     SSgA Funds                Shares
  State Street Financial Center   Trustee,   Presi-      Management,               Funds
  One Lincoln Street              Presi-     dent:       Inc. (2005-               (Trustee);
  Boston, MA 02111                dent       May 2005    present);                 Select
  1965                                       Elected     Principal,                Sector SPDR
                                             Trustee:    SSgA Funds                Trust
                                             November    Management,               (Trustee);
                                             2005        Inc. (2001-               State
                                                         present);                 Street
                                                         Senior                    Master
                                                         Managing                  Funds
                                                         Director,                 (Trustee);
                                                         State                     State
                                                         Street                    Street
                                                         Global                    Institu-
                                                         Advisors                  tional
                                                         (2006-                    Investment
                                                         present);                 Trust
                                                         Principal,                (Trustee).
                                                         State
                                                         Street
                                                         Global
                                                         Advisors
                                                         (2000-
                                                         2006).




* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
June 30, 2009 (Unaudited)
--------------------------------------------------------------------------------


                                                       TERM OF            PRINCIPAL
                                                      OFFICE AND        OCCUPATION(S)
NAME, ADDRESS                      POSITION(S)        LENGTH OF          DURING PAST
AND DATE OF BIRTH                   WITH FUNDS       TIME SERVED           5 YEARS
-----------------                ---------------   ---------------   ------------------
OFFICERS
ELLEN M. NEEDHAM                 Vice              Unlimited         Principal, SSgA
  SSgA Funds Management, Inc.    President         Elected:          Funds Management,
  State Street Financial Center                    March 2008        Inc. (1992-
  One Lincoln Street                                                 present)*;
  Boston, MA 02111                                                   Managing Director,
  1967                                                               State Street
                                                                     Global Advisors
                                                                     (1992 to present)*
MICHAEL P. RILEY                 Vice              Unlimited         Principal, State
  SSgA Funds Management, Inc.    President         Elected:          Street Global
  State Street Financial Center                    February 2005     Advisors (2005-
  One Lincoln Street                                                 present);
  Boston, MA 02111                                                   Assistant Vice
  1969                                                               President, State
                                                                     Street Bank and
                                                                     Trust Company
                                                                     (2000-2004).
GARY L. FRENCH                   Treasurer         Unlimited         Senior Vice
  State Street Bank and Trust                      Elected:          President, State
  Company                                          May 2005          Street Bank and
  Two Avenue de Lafayette                                            Trust Company
  Boston, MA 02111                                                   (2002-present).
  1951
MATTHEW FLAHERTY                 Assistant         Unlimited         Assistant Vice
  State Street Bank and Trust    Treasurer         Elected:          President, State
  Company                                          May 2005          Street Bank and
  Two Avenue de Lafayette                                            Trust (1994-
  Boston, MA 02111                                                   present).*
  1971
CHAD C. HALLETT                  Assistant         Unlimited         Vice President,
  State Street Bank and Trust    Treasurer         Elected:          State Street Bank
  Company                                          May 2006          and Trust Company
  Two Avenue de Lafayette                                            (2001-present).*
  Boston, MA 02111
  1969
LAURA F. HEALY                   Assistant         Unlimited         Vice President,
  State Street Bank and Trust    Treasurer         Elected:          State Street Bank
  Company                                          November 2007     and Trust Company
  Two Avenue de Lafayette                                            (2002-present).*
  Boston, MA 02111
  1964


* Served in various capacities during noted time period.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
June 30, 2009 (Unaudited)
--------------------------------------------------------------------------------


                                                       TERM OF            PRINCIPAL
                                                      OFFICE AND        OCCUPATION(S)
NAME, ADDRESS                      POSITION(S)        LENGTH OF          DURING PAST
AND DATE OF BIRTH                   WITH FUNDS       TIME SERVED           5 YEARS
-----------------                ---------------   ---------------   ------------------
RYAN M. LOUVAR                   Secretary         Unlimited         Vice President and
  State Street Bank and Trust                      Elected:          Senior Counsel,
  Company                                          August 2008       State Street Bank
  Four Copley Place, CPH0326                                         and Trust Company
  Boston, MA 02116                                                   (2005- present)*;
  1972                                                               Counsel, BISYS
                                                                     Group, Inc. (2000-
                                                                     2005) (a financial
                                                                     services company).
MARK E. TUTTLE                   Assistant         Unlimited         Vice President and
  State Street Bank and Trust    Secretary         Elected:          Counsel, State
  Company                                          August 2007       Street Bank and
  Four Copley Place, CPH0326                                         Trust Company
  Boston, MA 02116                                                   (2007-present)*;
  1970                                                               Assistant Counsel,
                                                                     BISYS Group, Inc.
                                                                     (2005-2007)*; (a
                                                                     financial services
                                                                     company); Sole
                                                                     Practitioner, Mark
                                                                     E. Tuttle Attorney
                                                                     at Law (2004-
                                                                     2005).
JULIE B. PIATELLI                Chief             Unlimited         Principal and
  SSgA Funds Management, Inc.    Compliance        Elected:          Senior Compliance
  State Street Financial Center  Officer           August 2007       Officer, SSgA
  One Lincoln Street                                                 Funds Management,
  Boston, MA 02111                                                   Inc. (2004-
  1967                                                               present); Vice
                                                                     President, State
                                                                     Street Global
                                                                     Advisors (2004-
                                                                     present); Senior
                                                                     Manager,
                                                                     Pricewaterhou-
                                                                     seCoopers, LLP
                                                                     (1999-2004).


* Served in various capacities during noted time period.

Additional information regarding the Trustees is available in the Trust's statement of additional information which is available upon request without charge, by calling 1-866-787-2257 (toll free), and on the Funds' website at www.spdrs.com.

THE SPDR(R) FAMILY OF EXCHANGE TRADED FUNDS

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. PLEASE CALL 1-866-787-2257 TO OBTAIN A PROSPECTUS FOR ANY SPDR ETF. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND RISK FACTORS THAT SHOULD BE CAREFULLY CONSIDERED TO DETERMINE IF THE FUND(S) ARE AN APPROPRIATE INVESTMENT FOR YOU. READ THE PROSPECTUS(ES) CAREFULLY BEFORE INVESTING. INVESTING INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

SPDR SERIES TRUST
SPDR Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR Dow Jones Large Cap Growth ETF (ELG)
SPDR Dow Jones Large Cap Value ETF (ELV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR Dow Jones Mid Cap Growth ETF (EMG)
SPDR Dow Jones Mid Cap Value ETF (EMV)
SPDR Dow Jones Small Cap ETF (DSC)
SPDR Dow Jones Small Cap Growth ETF (DSG)
SPDR Dow Jones Small Cap Value ETF (DSV)
SPDR DJ Global Titans ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR KBW Bank ETF (KBE)
SPDR KBW Capital Markets ETF (KCE)
SPDR KBW Insurance ETF (KIE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR KBW Regional Banking ETF (KRE)
SPDR KBW Mortgage Finance ETF (KME)
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)
SPDR Barclays Capital TIPS ETF (IPE)
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)
SPDR Barclays Capital Long Term Treasury ETF (TLO)
SPDR Barclays Capital Aggregate Bond ETF (LAG)
SPDR Barclays Capital Municipal Bond ETF (TFI)
SPDR Barclays Capital California Municipal Bond ETF (CXA)
SPDR Barclays Capital New York Municipal Bond ETF (INY)
SPDR Barclays Capital Short Term Municipal Bond ETF (SHM)
SPDR DB International Government Inflation-Protected Bond ETF (WIP) SPDR Barclays Capital International Treasury Bond ETF (BWX)
SPDR Barclays Capital High Yield Bond ETF (JNK)
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ) SPDR Barclays Capital Intermediate Term Credit Bond ETF (ITR)
SPDR Barclays Capital Long Term Credit Bond ETF (LWC)
SPDR Barclays Capital Convertible Bond ETF (CWB)
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)

SPDR INDEX SHARES FUNDS
SPDR DJ STOXX 50 ETF (FEU)
SPDR DJ EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF (GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR Dow Jones International Real Estate ETF (RWX)

SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

DIAMONDS TRUST, SERIES 1 (DIA)

SPDR TRUST, SERIES 1 (SPY)

THE SELECT SECTOR SPDR TRUST

The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust and SPDR Index Shares Funds. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR Trust and DIAMONDS Trust, both unit investment trusts; and all investment portfolios of The Select Sector SPDR Trust.

SPDR SERIES TRUST

TRUSTEES
David M. Kelly
Frank Nesvet
Helen F. Peters
James E. Ross

OFFICERS
James E. Ross, President
Ellen M. Needham, Vice President
Michael P. Riley, Vice President
Gary L. French, Treasurer
Matthew W. Flaherty, Assistant Treasurer
Chad C. Hallett, Assistant Treasurer
Laura F. Healy, Assistant Treasurer
Ryan M. Louvar, Secretary
Mark E. Tuttle, Assistant Secretary
Julie B. Piatelli, Chief Compliance Officer

INVESTMENT MANAGER
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR
State Street Global Markets, LLC
One Lincoln Street
Boston, MA 02111

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

LEGAL COUNSEL
Morgan, Lewis and Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC is a member of FINRA and SIPC.

THE INFORMATION CONTAINED IN THIS REPORT IS INTENDED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE TRUST. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT TRUST PROSPECTUS WHICH CONTAINS IMPORTANT INFORMATION CONCERNING THE TRUST. YOU MAY OBTAIN A CURRENT PROSPECTUSF AND SAI FROM THE DISTRIBUTOR BY CALLING 1-866-787-2257 OR VISITING www.spdrs.com PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

State Street Global Advisors
State Street Financial Center
One Lincoln Street
Boston, MA 02111

The investment return and principal value of an investment in the Funds will fluctuate in value, so that when shares are sold or redeemed they may be worth more or less than when they were purchased.

ETFs trade like stocks, are subject to investment risk and will fluctuate in market value.

For SPDR Dow Jones Small Cap Growth ETF, SPDR Dow Jones Small Cap Value ETF, SPDR Morgan Stanley Technology ETF, SPDR Dow Jones REIT ETF, SPDR KBW Bank ETF, SPDR KBW Capital Markets ETF, SPDR KBW Insurance ETF, SPDR KBW Regional Banking ETF, SPDR S&P Dividend ETF, SPDR S&P Biotech ETF, SPDR Homebuilders ETF, SPDR Semiconductor ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF and SPDR S&P Retail ETF: In addition to the normal risks associated with equity investing, narrowly focused investments and investments in smaller companies typically exhibit higher volatility and price fluctuation.

For SPDR DJ Global Titans ETF: International investments may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

In general, Fund shares can be expected to move up or down in value with the value of the applicable index. Although Fund shares may be bought and sold on the exchange through any brokerage account, Fund shares are not individually redeemable from the Fund. Investors may directly acquire shares of the Funds and tender them for redemption in Creation Unit Aggregations only. Please see the prospectus for more details.

The Funds are not sponsored, endorsed, sold, or promoted by Dow Jones & Company, Time Inc., Morgan Stanley Dean Witter, Keefe, Bruyette & Woods, Inc., or Standard & Poor's. Neither do these companies make any representation regarding the advisability of investing in the Funds. The Funds are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC is a member of FINRA, SIPC. References to State Street may include State Street Corporation and its affiliates. Shares of the Funds are not insured by the FDIC or by another governmental agency; they are not obligations of the FDIC nor are they deposits or obligations of or guaranteed by State Street Bank and Trust Company. Fund shares are subject to investment risks, including possible loss of the principal invested. The Funds pay State Street for its services as investment advisor, custodian, transfer agent and administrator.

Please read the prospectus carefully before you invest or send money.

(C) 2009 State Street Corporation SPDREQAR

For more complete information, please call 866.787.2257 or visit www.spdrs.com today

ANNUAL REPORT June 30, 2009

[SPDRs LOGO]                                  PRECISE IN A WORLD THAT ISN'T.(SM)

TABLE OF CONTENTS


PRESIDENT'S LETTER TO SHAREHOLDERS...............................     1
MANAGEMENT DISCUSSION OF FUND PERFORMANCE & PORTFOLIO SUMMARY
  SPDR(R) BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF (BIL)............     2
  SPDR(R) BARCLAYS CAPITAL TIPS ETF (IPE)........................     6
  SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF (ITE)..    10
  SPDR(R) BARCLAYS CAPITAL LONG TERM TREASURY ETF (TLO)..........    15
  SPDR(R) BARCLAYS CAPITAL AGGREGATE BOND ETF (LAG)..............    20
  SPDR(R) BARCLAYS CAPITAL MUNICIPAL BOND ETF (TFI)..............    25
  SPDR(R) BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF (CXA)...    30
  SPDR(R) BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF (INY).....    35
  SPDR(R) BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF (SHM)...    40
  SPDR(R) DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND
     ETF (WIP)...................................................    45
  SPDR(R) BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF
     (BWX).......................................................    49
  SPDR(R) BARCLAYS CAPITAL HIGH YIELD BOND ETF (JNK).............    54
  SPDR(R) BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND
     ETF (BWZ)...................................................    59
  SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM CREDIT BOND ETF
     (ITR).......................................................    60
  SPDR(R) BARCLAYS CAPITAL LONG TERM CREDIT BOND ETF (LWC).......    61
  SPDR(R) BARCLAYS CAPITAL CONVERTIBLE BOND ETF (CWB)............    62
  SPDR(R) BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF (MBG)........    63
SCHEDULES OF INVESTMENTS
  SPDR(R) BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF (BIL)............    64
  SPDR(R) BARCLAYS CAPITAL TIPS ETF (IPE)........................    65
  SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF (ITE)..    66
  SPDR(R) BARCLAYS CAPITAL LONG TERM TREASURY ETF (TLO)..........    68
  SPDR(R) BARCLAYS CAPITAL AGGREGATE BOND ETF (LAG)..............    69
  SPDR(R) BARCLAYS CAPITAL MUNICIPAL BOND ETF (TFI)..............    73
  SPDR(R) BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF (CXA)...    79
  SPDR(R) BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF (INY).....    81
  SPDR(R) BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF (SHM)...    83
  SPDR(R) DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND
     ETF (WIP)...................................................    88
  SPDR(R) BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF
     (BWX).......................................................    90
  SPDR(R) BARCLAYS CAPITAL HIGH YIELD BOND ETF (JNK).............    92
  SPDR(R) BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND
     ETF (BWZ)...................................................    96
  SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM CREDIT BOND ETF
     (ITR).......................................................    98
  SPDR(R) BARCLAYS CAPITAL LONG TERM CREDIT BOND ETF (LWC).......   100
  SPDR(R) BARCLAYS CAPITAL CONVERTIBLE BOND ETF (CWB)............   102
  SPDR(R) BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF (MBG)........   105
FINANCIAL STATEMENTS.............................................   106
FINANCIAL HIGHLIGHTS.............................................   120
NOTES TO FINANCIAL STATEMENTS....................................   125
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........   141
OTHER INFORMATION................................................   142

                      (This page intentionally left blank)

                                     [Logo]
                       PRESIDENT'S LETTER TO SHAREHOLDERS


Dear Shareholders,

Enclosed, please find a copy of the annual report as of June 30, 2009. In the past year, despite market turmoil, we have continued our efforts to develop new and valuable additions to our family of SPDR exchange-traded funds ("ETFs").

State Street has launched 16 new SPDR ETFs since July 2008, offering investors exposure to international market sectors, the mortgage finance industry as well as multiple new fixed income products.

NEW INTERNATIONAL SPDRS

The suite of International Sector SPDRs launched in July complements their U.S. Select Sector SPDR counterparts, and covers key sectors of the developed international markets:

- SPDR S&P International Consumer Discretionary Sector ETF (Ticker Symbol:  IPD)

- SPDR S&P International Financial Sector ETF (Ticker Symbol:  IPF)

- SPDR S&P International Technology Sector ETF (Ticker Symbol:  IPK)

- SPDR S&P International Industrial Sector ETF (Ticker Symbol:  IPN)

- SPDR S&P International Consumer Staples Sector ETF (Ticker Symbol:  IPS)

- SPDR S&P International Utilities Sector ETF (Ticker Symbol:  IPU)

- SPDR S&P International Energy Sector ETF (Ticker Symbol:  IPW)

- SPDR S&P International Materials Sector ETF (Ticker Symbol:  IRV)

- SPDR S&P International Health Care Sector ETF (Ticker Symbol:  IRY)

- SPDR S&P International Telecommunications Sector ETF (Ticker Symbol:  IST)

NEW FIXED INCOME SPDRS

State Street also introduced five new fixed income SPDRs to provide precise bond exposure at highly competitive expense ratios.

Fixed Income SPDRs launched include:

- SPDR Barclays Capital Short Term International Treasury Bond ETF (Ticker
  Symbol:  BWZ)

- SPDR Barclays Capital Mortgage Backed Bond ETF (Ticker Symbol:  MBG)

- SPDR Barclays Capital Intermediate Term Credit Bond ETF (Ticker Symbol:  ITR)

- SPDR Barclays Capital Long Term Credit Bond ETF (Ticker Symbol:  LWC)

- SPDR Barclays Capital Convertible Bond ETF (Ticker Symbol:  CWB)

NEW INDUSTRY SPDR

To further round out the Keefe, Bruyette & Woods (KBW) product offerings, we also launched the SPDR KBW Mortgage Finance ETF (Ticker Symbol: KME). It provides precise exposure to the U.S. mortgage finance industry and is benchmarked to the KBW Mortgage Finance Index.

Each of these new ETFs was created to meet the demands of our investors, and in the months ahead, we look forward to launching new ETFs that will provide additional opportunities for those looking to diversify their portfolios. Given State Street's heritage as the industry's pioneer, my colleagues and I take great pride in these new additions to our SPDR family and we look forward to continuing to help you reach your investment goals in the days ahead. On behalf of the SPDR Series Trust, I thank you for your continued support.

Sincerely,

/s/ James Ross
President

                                     [Logo]

   SPDR Barclays Capital 1-3 Month T-Bill ETF--MANAGEMENT'S DISCUSSION OF FUND
                                   PERFORMANCE

The SPDR Barclays Capital 1-3 Month T-Bill ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market. In seeking this objective, the Fund utilizes a passive management strategy designed to track the price and yield performance of the Barclays Capital 1-3 Month U.S. Treasury Bill Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was 0.79%, and the total return for the Index was 0.77%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Demand for short maturity Treasury bills remained high throughout the year, particularly following the Lehman Brothers Bankruptcy in September 2008. Yields fell and prices rose dramatically as investors engaged in a flight to quality. The flight to quality heightened around year-end, driving rates close to zero percent. The Fund's holdings benefited greatly from these rallies. In an attempt to promote market making and liquidity, and address trade delivery failures that occurred around year end, the Treasury Market Practices Group installed a 300 basis point penalty charge on Treasury trade fails. As a result, a strong rally occurred in the bill market again at the end of April 2009 as traders covered shorts and hoarded bills to ensure they wouldn't fail to deliver on the effective date of May 1(st). This was evident in the net long positions of dealers being reported at all-time highs at the time. Subsequently, bills sold off in early May as the event passed and participants became more comfortable with the new rules, however, rates remain nominally low.

Due to the relatively small numbers of issues in the Index and the Fund's in-kind creation/redemption process, the Fund was able to closely track its Index throughout the year. The Fund typically holds a small cash balance invested in a money market fund that is used to pay expenses. The Fund continued to lend securities in an attempt to offset transaction costs.

As a result of the credit/liquidity crisis of 2008-2009, the bills held in the Fund benefited from a significant flight to quality. Yields fell close to zero at times, as prices rose. Recent Federal Open Market Committee statements have indicated that they "anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period." As a result, bills continue to trade at historically low rates.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]

         SPDR Barclays Capital 1-3 Month T-Bill ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/25/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.1345%.

PERFORMANCE AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------------

                                                    CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL TOTAL RETURN

                                          --------------------------------------------------------------------------------------
                                                                  BARCLAYS CAPITAL                            BARCLAYS CAPITAL
                                                                      1-3 MONTH                                   1-3 MONTH
                                          NET ASSET    MARKET       U.S. TREASURY     NET ASSET    MARKET       U.S. TREASURY
                                            VALUE      VALUE         BILL INDEX         VALUE      VALUE         BILL INDEX
 -------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR                                0.79%      0.81%            0.77%           0.79%      0.81%            0.77%
 -------------------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     4.50%      4.54%            4.61%           2.12%      2.14%            2.17%
 -------------------------------------------------------------------------------------------------------------------------------




 (1) For the period May 25, 2007 to June 30, 2009.

                                     [Logo]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF (BASED ON NET ASSET VALUE) (PERFORMANCE GRAPH)

                                               BARCLAYS CAPITAL
                              SPDR BARCLAYS        1-3 MONTH
                               CAPITAL 1-3       U.S. TREASURY
                               MONTH T-BILL       BILL INDEX
                                 ETF (A)              (B)
                              -------------    ----------------
5/25/07                           10000              10000
5/30/07                           10009              10009
6/30/07                           10048              10049
7/31/07                           10085              10087
8/31/07                           10135              10137
9/30/07                           10171              10172
10/31/07                          10200              10203
11/30/07                          10237              10242
12/31/07                          10261              10271
1/31/08                           10299              10310
2/28/09                           10313              10324
3/31/08                           10333              10346
4/30/08                           10344              10358
5/31/08                           10349              10364
6/30/08                           10368              10381
7/31/08                           10383              10399
8/31/08                           10397              10413
9/30/08                           10418              10433
10/31/08                          10430              10446
11/30/08                          10439              10452
12/31/08                          10442              10452
1/31/09                           10442              10452
2/28/09                           10444              10454
3/31/09                           10445              10456
4/30/09                           10447              10459
5/31/09                           10448              10460
6/30/09                           10450              10461

                                     [Logo]

          SPDR Barclays Capital 1-3 Month T-Bill ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 -----------------------------------------------------------------------------------------------------------------

  DESCRIPTION         UNITED STATES     UNITED STATES     UNITED STATES     UNITED STATES     UNITED STATES
                      TREASURY BILL,    TREASURY BILL,    TREASURY BILL,    TREASURY BILL,    TREASURY BILL,
                      0.14%, 8/27/2009  0.18%, 9/24/2009  0.16%, 8/13/2009  0.16%, 8/20/2009  0.15%, 9/10/2009
 -----------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $152,624,119      150,714,919       114,944,966       114,941,054       114,933,245
 -----------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   15.5%             15.3              11.7              11.7              11.7
 -----------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
U.S. Treasury Obligations            99.9%
Short Term Investments                0.1
Other Assets & Liabilities            0.0**
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



 * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

 ** Amount represents less than 0.05% of net assets.

                                     [Logo]

   SPDR Barclays Capital TIPS ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The SPDR Barclays Capital TIPS ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market. In seeking this objective, the Fund uses a passive management strategy designed to track the price and yield performance of the Barclays U.S. Government Inflation-Linked Bond Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -1.11%, and the total return for the Index was -1.19%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The performance of the Index in any period is primarily driven by real yield changes, inflation accruals, and real coupon accrual. In the second half of 2008, economic activity declined substantially and credit became scarce following the collapse of Lehman Brothers in September. As a result, commodity prices suffered major declines and deflation concerns increased sending real yields spiking. The rise in yields caused the prices of inflation-linked bonds to fall. In addition, the financial crisis led to a large flight to quality move to US Treasuries, especially short term instruments, causing a significant nominal yield premium. Inflation accruals were positive during the period following the lagged effects of the commodity rally in the first half of 2008, but could not offset the negative impact from rising real yields and foreign currency depreciation.

The aggressive monetary and fiscal stimulus allowed financial markets to stabilize in the first half of 2009 and stem the freefall in economic activity. Deflation over an extended period was largely priced out of the inflation-linked bond market leading to lower real yields. Inflation accruals were positive in the first half of 2009 due to the recovery in commodity prices.

The performance of the Fund relative to the Index was negatively impacted by a decline in liquidity and the deleveraging flows that plagued the financial sector in the second half of 2008 and into the beginning of 2009. Transactions costs associated with managing the Fund increased as a result.

The Fund seeks to match major risk factors of the Index including but not limited to overall duration, partial curve durations, and security level market value weights. The decline in liquidity and increased transactions costs experienced during the second half of 2008 and into the beginning of 2009 led to higher tracking error than normal during the period.

The best performing securities within the Index were longer dated Treasury Inflation Protected securities ("TIPs") with maturities greater than 20 years. Longer dated real yields were roughly unchanged over the period as the rise in real yields in late 2008 generated significant buying interest from real money and liability matching accounts. TIPs with maturities longer than 20 years are also less sensitive to realized inflations accruals than shorter maturity TIPs and were therefore pressured less by the decline in commodity prices and expectations surrounding deflation.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]

               SPDR Barclays Capital TIPS ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/25/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR BARCLAYS CAPITAL TIPS ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.1845%.

PERFORMANCE AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------------

                                                    CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL TOTAL RETURN

                                          --------------------------------------------------------------------------------------
                                                                    BARCLAYS U.S.                               BARCLAYS U.S.
                                                                     GOVERNMENT                                  GOVERNMENT
                                          NET ASSET    MARKET     INFLATION-LINKED    NET ASSET    MARKET     INFLATION-LINKED
                                            VALUE      VALUE         BOND INDEX         VALUE      VALUE         BOND INDEX
 -------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR                                -1.11%     -1.34%          -1.19%           -1.11%     -1.34%          -1.19%
 -------------------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     13.38%     13.38%          13.53%            6.16%      6.16%           6.23%
 -------------------------------------------------------------------------------------------------------------------------------




 (1) For the period May 25, 2007 to June 30, 2009.

                                     [Logo]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR BARCLAYS CAPITAL TIPS ETF (Based on Net Asset Value)
(PERFORMANCE GRAPH)

                                                     BARCLAYS U.S.
                             SPDR BARCLAYS    GOVERNMENT INFLATION-LINKED
                              CAPITAL TIPS             BOND INDEX
                                ETF (A)                   (B)
                             -------------    ---------------------------
5/25/07                          10000                   10000
5/30/07                           9990                    9995
6/30/07                           9973                    9979
7/31/07                          10169                   10207
8/31/07                          10295                   10300
9/30/07                          10429                   10430
10/31/07                         10548                   10551
11/30/07                         10963                   10974
12/31/07                         10941                   10967
1/31/08                          11366                   11372
2/28/09                          11511                   11526
3/31/08                          11501                   11527
4/30/08                          11258                   11283
5/31/08                          11292                   11303
6/30/08                          11465                   11490
7/31/08                          11408                   11413
8/31/08                          11499                   11527
9/30/08                          11056                   11073
10/31/08                         10098                   10156
11/30/08                         10175                   10282
12/31/08                         10686                   10779
1/31/09                          10861                   10868
2/28/09                          10645                   10658
3/31/09                          11268                   11285
4/30/09                          11047                   11067
5/31/09                          11285                   11298
6/30/09                          11338                   11353

                                     [Logo]

                SPDR Barclays Capital TIPS ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 ------------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         TREASURY INFLATION  TREASURY INFLATION  TREASURY INFLATION  TREASURY INFLATION  TREASURY INFLATION
                      PROTECTED           PROTECTED           PROTECTED           PROTECTED           PROTECTED
                      INDEXED BOND,       INDEXED BOND,       INDEXED NOTE,       INDEXED NOTE,       INDEXED BOND,
                      2.38%, 1/15/2025    3.88%, 4/15/2029    2.00%, 1/15/2014    3.00%, 7/15/2012    3.63%, 4/15/2028
 ------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $19,429,541         19,032,525          15,349,417          14,316,527          13,348,786
 ------------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   6.7%                6.6                 5.3                 5.0                 4.6
 ------------------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
U.S. Treasury Obligations            99.1%
Short Term Investments               20.3
Other Assets & Liabilities          (19.4)
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]

SPDR Barclays Capital Intermediate Term Treasury ETF--MANAGEMENT'S DISCUSSION OF
                                FUND PERFORMANCE

SPDR Barclays Capital Intermediate Term Treasury ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-10 year sector of the United States Treasury market. In seeking this objective, the Fund uses a passive management strategy designed to track the price and yield performance of the Barclays Capital Intermediate U.S. Treasury Index (the "Index").

The performance of the Fund for the year ended June 30, 2009 (the "Reporting Period"), was 6.20% versus the Index return of 6.12%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged, and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the third quarter of 2008, the market saw US Treasuries rally and riskier assets underperform this trend in a powerful flight to quality as the economy continued to demonstrate negative fundamentals. In August, economic strength continued to wane and inflationary concerns were replaced by concerns about future growth not only domestically, but globally. At the start of the fourth quarter, the floodgates opened, and full-fledged contagion swept up all non-Treasury sectors in a highly correlated negative run. In this risk-averse environment, Treasuries continued their rally. At the beginning of July, two-year Treasuries were yielding roughly 2.62% and ten-year Treasuries were at 3.98%. As of the end of December, those numbers were 0.76% and 2.25%, down 1.86% and 1.73%, respectively. Continued and worsening housing woes and the broader economic crisis they spawned forced governments, regulators and markets into uncharted territory. The Fed cut interest rates seven times in 2008 and promised additional "quantitative" easing measures. The Treasury made many direct investments into both securities markets and private entities to help maintain order. Both these institutions, as well as others globally, redefined their roles in the global financial markets.

The latter part of 2008's fourth quarter finally brought early signs that extreme liquidity and market intervention programs undertaken by governments and regulators around the world were beginning to result in improved fixed income market liquidity. As a harbinger to 2009, January saw 10-year Treasury rates rise to 2.81%, and the Treasury yield curve between two- and thirty-year maturities steepen by 0.74%. As opposed to the flight to quality, which had been driving the market in 2008, the focus was instead on upcoming supply pressures in the Treasury sector from a myriad of government programs launched to combat the ongoing financial crisis. Additionally, buyers continued their return to spread product, which began in late December 2008. The economy continued to suffer throughout the month of February, with the continued trend of companies around the world announcing poor results, downsized expectations, and reduced investment plans. Near quarter-end, the U.S. Treasury announced another program in the form of a public-private partnership to help move toxic assets off of banks' balance sheets. The second quarter saw 10-year Treasury rates rise again, ending the quarter at 3.52%. Meanwhile, the Treasury yield curve steepened. Buyers continue to sell Treasuries for riskier assets and anticipate rising inflation as the economy heals.

Despite the market volatility endemic throughout the period, the Fund was able to track its Index well. Tracking error remained sufficiently within bounds expected of the strategy.

The credit/liquidity crisis of 2008-2009 resulted in a significant flight to quality in the Treasury market. Treasuries rallied across the yield curve as investors sought safer asset classes. The short-end of the curve has been

                                     [Logo]

SPDR Barclays Capital Intermediate Term Treasury ETF--MANAGEMENT'S DISCUSSION OF
                          FUND PERFORMANCE (CONTINUED)


anchored by low policy rates. Recent Federal Open Market Committee statements have indicated that the federal funds rate will remain at low levels for an "extended period." However, more recently, long yields have risen due to a burgeoning government deficit, economic improvement, and concerns about long-term inflation.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]

    SPDR Barclays Capital Intermediate Term Treasury ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.1345%.

 PERFORMANCE AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------------

                                                    CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL TOTAL RETURN

                                          --------------------------------------------------------------------------------------
                                                                  BARCLAYS CAPITAL                            BARCLAYS CAPITAL
                                          NET ASSET    MARKET       INTERMEDIATE      NET ASSET    MARKET       INTERMEDIATE
                                            VALUE      VALUE     U.S. TREASURY INDEX    VALUE      VALUE     U.S. TREASURY INDEX
 -------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR                                 6.20%      6.35%           6.12%           6.20%      6.35%            6.12%
 -------------------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     16.51%     16.61%          16.56%           7.52%      7.57%            7.55%
 -------------------------------------------------------------------------------------------------------------------------------




 (1) For the period May 23, 2007 to June 30, 2009.

                                     [Logo]

             SPDR Barclays Capital Intermediate Term Treasury ETF--
                         PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                                 SPDR BARCLAYS        BARCLAYS CAPITAL
                             CAPITAL INTERMEDIATE    INTERMEDIATE U.S.
                                 TERM TREASURY         TREASURY INDEX
                                    ETF (A)                 (B)
                             --------------------    -----------------
5/23/07                              10000                 10000
5/30/07                               9983                  9991
6/30/07                               9999                 10007
7/31/07                              10129                 10147
8/31/07                              10288                 10298
9/30/07                              10350                 10360
10/31/07                             10414                 10425
11/30/07                             10691                 10705
12/31/07                             10711                 10727
1/31/08                              10979                 10996
2/28/09                              11125                 11143
3/31/08                              11198                 11215
4/30/08                              11015                 11028
5/31/08                              10910                 10923
6/30/08                              10971                 10984
7/31/08                              11030                 11044
8/31/08                              11135                 11148
9/30/08                              11207                 11223
10/31/08                             11286                 11298
11/30/08                             11706                 11716
12/31/08                             11940                 11947
1/31/09                              11767                 11771
2/28/09                              11721                 11722
3/31/09                              11908                 11912
4/30/09                              11777                 11781
5/31/09                              11698                 11703
6/30/09                              11651                 11656

                                     [Logo]

     SPDR Barclays Capital Intermediate Term Treasury ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 ------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         UNITED STATES      UNITED STATES     UNITED STATES     UNITED STATES     UNITED STATES
                      TREASURY NOTE,     TREASURY NOTE,    TREASURY NOTE,    TREASURY NOTE,    TREASURY NOTE,
                      3.75%, 11/15/2018  0.88%, 2/28/2011  2.75%, 2/15/2019  0.88%, 5/31/2011  2.25%, 5/31/2014
 ------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $2,965,109         2,714,343         2,642,916         2,491,025         2,269,203
 ------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   2.1%               1.9               1.8               1.7               1.6
 ------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
U.S. Treasury Obligations            99.2%
Short Term Investments               20.5
Other Assets & Liabilities          (19.7)
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                      [Logo]

  SPDR Barclays Capital Long Term Treasury ETF--MANAGEMENT'S DISCUSSION OF FUND
                                   PERFORMANCE

SPDR Barclays Capital Long Term Treasury ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term sector of the United States Treasury market. In seeking this objective, the Fund uses a passive management strategy designed to track the price and yield performance of the Barclays Capital Long U.S. Treasury Index (the "Index").

The performance of the Fund for the year ended June 30, 2009 (the "Reporting Period") was 7.51%, versus the Index return of 7.36%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged, and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the third quarter of 2008, the market saw US Treasuries rally and riskier assets underperform this trend in a powerful flight to quality as the economy continued to demonstrate negative fundamentals. In August, economic strength continued to wane and inflationary concerns were replaced by concerns about future growth not only domestically, but globally. At the start of the fourth quarter, the floodgates opened, and full-fledged contagion swept up all non-Treasury sectors in a highly correlated negative run. In this risk-averse environment, Treasuries continued their rally. At the beginning of July, ten-year Treasuries were yielding roughly 3.98% and thirty-year Treasuries were at 4.53%. As of the end of December, those numbers were 2.25% and 2.69%, down 1.73% and 1.84%, respectively. Continued and worsening housing woes and the broader economic crisis they spawned forced governments, regulators and markets into uncharted territory. The Fed cut interest rates seven times in 2008 and promised additional "quantitative" easing measures. The Treasury made many direct investments into both securities markets and private entities to help maintain order. Both these institutions, as well as others globally, redefined their roles in the global financial markets.

The latter part of 2008's fourth quarter finally brought early signs that extreme liquidity and market intervention programs undertaken by governments and regulators around the world were beginning to result in improved fixed income market liquidity. As a harbinger to 2009, January saw 10-year Treasury rates rise to 2.81%, and the Treasury yield curve between two- and thirty-year maturities steepen by 0.74%. As opposed to the flight to quality, which had been driving the market in 2008, the focus was instead on upcoming supply pressures in the Treasury sector from a myriad of government programs launched to combat the ongoing financial crisis. Additionally, buyers continued their return to spread product, which began in late December 2008. The economy continued to suffer throughout the month of February, with the continued trend of companies around the world announcing poor results, downsized expectations, and reduced investment plans. Near quarter-end the U.S. Treasury announced another program, in the form of a public-private partnership, to help move toxic assets off of banks' balance sheets. The second quarter saw 10-year Treasury rates rise again, ending the quarter at 3.52%. Meanwhile, the Treasury yield curve steepened. Buyers continued to sell Treasuries for riskier assets and anticipated rising inflation as the economy heads down the road to recovery.

Despite the market volatility endemic throughout the period, the Fund was able to track its Index well. Tracking error remained sufficiently within bounds expected of the strategy, given the long-duration nature of its universe.

                                     [Logo]

  SPDR Barclays Capital Long Term Treasury ETF--MANAGEMENT'S DISCUSSION OF FUND
                             PERFORMANCE (CONTINUED)

The credit/liquidity crisis of 2008-2009 resulted in a significant flight to quality in the Treasury market. Treasuries rallied across the yield curve as investors sought safer asset classes. The short-end of the curve has been anchored by low policy rates. Recent Federal Open Market Committee statements have indicated that the federal funds rate will remain at low levels for an "extended period." However, more recently, long yields have risen due to a burgeoning government deficit, economic improvement, and concerns about long-term inflation.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]

        SPDR Barclays Capital Long Term Treasury ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR BARCLAYS CAPITAL LONG TERM TREASURY ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.1345%.

 PERFORMANCE AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------------

                                                    CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL TOTAL RETURN

                                          --------------------------------------------------------------------------------------
                                                                  BARCLAYS CAPITAL                            BARCLAYS CAPITAL
                                          NET ASSET    MARKET         LONG U.S.       NET ASSET    MARKET         LONG U.S.
                                            VALUE      VALUE       TREASURY INDEX       VALUE      VALUE       TREASURY INDEX
 -------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR                                 7.51%      7.29%           7.36%           7.51%      7.29%            7.36%
 -------------------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     20.00%     19.93%          19.95%           9.04%      9.01%            9.02%
 -------------------------------------------------------------------------------------------------------------------------------




 (1) For the period May 23, 2007 to June 30, 2009.

                                     [Logo]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR BARCLAYS CAPITAL LONG TERM TREASURY ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                              SPDR BARCLAYS    BARCLAYS CAPITAL
                               CAPITAL LONG        LONG U.S.
                              TERM TREASURY     TREASURY INDEX
                                 ETF (A)              (B)
                              -------------    ----------------
5/23/07                           10000              10000
5/30/07                            9996              10003
6/30/07                            9910               9919
7/31/07                           10131              10185
8/31/07                           10364              10374
9/30/07                           10391              10403
10/31/07                          10536              10550
11/30/07                          11017              11035
12/31/07                          10971              10991
1/31/08                           11260              11281
2/28/09                           11310              11330
3/31/08                           11409              11428
4/30/08                           11191              11209
5/31/08                           10970              10986
6/30/08                           11161              11173
7/31/08                           11153              11165
8/31/08                           11430              11442
9/30/08                           11473              11488
10/31/08                          11103              11113
11/30/08                          12468              12480
12/31/08                          13620              13632
1/31/09                           12448              12453
2/28/09                           12323              12327
3/31/09                           12918              12919
4/30/09                           12252              12251
5/31/09                           11920              11915
6/30/09                           12000              11995

                                     [Logo]

         SPDR Barclays Capital Long Term Treasury ETF--PORTFOLIO SUMMARY

 TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 -------------------------------------------------------------------------------------------------------------------

                      UNITED STATES      UNITED STATES     UNITED STATES     UNITED STATES     UNITED STATES
  DESCRIPTION         TREASURY BOND,     TREASURY BOND,    TREASURY BOND,    TREASURY BOND,    TREASURY BOND,
                      8.00%, 11/15/2021  4.50%, 2/15/2036  6.25%, 8/15/2023  4.25%, 5/15/2039  6.13%, 11/15/2027
 -------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $1,176,382         909,631           816,455           768,989           747,715
 -------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   7.1%               5.5               4.9               4.7               4.5
 -------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
U.S. Treasury Obligations            98.5%
Short Term Investments               20.5
Other Assets & Liabilities          (19.0)
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]
      SPDR Barclays Capital Aggregate Bond ETF--MANAGEMENT'S DISCUSSION OF
                                FUND PERFORMANCE

SPDR Barclays Capital Aggregate Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market. The Fund is benchmarked to the Barclays Capital U.S. Aggregate Index (the "Index"), which represents the securities of the U.S. dollar denominated investment grade bond market.

The performance of the Fund for the year ended June 30, 2009 (the "Reporting Period") was 6.94% versus the Index return of 6.05%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged, and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the third quarter of 2008, the market saw Treasuries rally and riskier assets underperform this trend in a powerful flight to quality as the economy continued to demonstrate negative fundamentals. The summer brought questions about the viability of Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corp. ("FHLMC"), and eventually, an outright bailout of these two government sponsored enterprises. August saw falling Treasury rates as economic strength continued to wane and inflationary concerns were replaced by concerns about future growth not only domestically, but globally. With this, the dollar found some relative strength, downward trends began to take hold in commodity prices, and housing continued its slide. Toward the end of August, MBS joined an already weakening credit sector and widened versus Treasuries. In September, the floodgates opened, and full-fledged contagion swept up all markets in a highly correlated negative run. It seemed every week, market participants would learn of a new change to regulatory structures (e.g. Fed liquidity provisions); one or more institutions pulled into forced marriages or paradigm shifts (e.g. Goldman and Morgan Stanley becoming commercial banks); or the bankruptcy of a major financial institution (e.g. Lehman Brothers). At this point, the world markets had joined in lockstep panicked selling and the end seemed elusive.

The latter part of 2008's fourth quarter finally brought early signs that extreme liquidity and market intervention programs undertaken by governments and regulators around the world were beginning to result in improved fixed income market liquidity. LIBOR (short term funding) rates fell and commercial paper outstanding began to slowly increase. However, with this step forward for the market, there was a big step back in investment performance, as economic conditions continued to worsen around the globe. U.S. jobs data, consumer confidence and other key economic measures provided a steady stream of bad news nearly across the board. Similar scenarios unfolded worldwide, culminating in a coordinated 50 basis point rate cut among major central banks in the latter part of October. In November, for the first time in nearly a decade, there was a month over month decline in U.S. CPI. This, along with plummeting commodities prices, shifted market concerns from inflation to the potential for deflation as a real risk. In the third week of December, the Federal Reserve announced a new fed funds rate target range of 0-0.25%. All of this negative activity caused stocks to tumble drastically through most of the quarter, but they seemed to find a floor as the cumulative affect of government support and resulting tentative improvement in liquidity took hold. The dollar registered its best annual return against a broad basket of currencies since 1997.

                                     [Logo]

    SPDR Barclays Capital Aggregate Bond ETF--MANAGEMENT'S DISCUSSION OF FUND
                             PERFORMANCE (CONTINUED)

As a harbinger for 2009, January saw 10-year Treasury rates rise, and the Treasury yield curve between two year and thirty year maturities steepen by 0.74%. As opposed to the flight to quality which had been driving the market in 2008, the focus was instead on upcoming supply pressures in the Treasury sector from myriad Government programs launched to combat the ongoing financial crisis. Additionally, buyers continued their return to spread product which began in late December, 2008. The economy continued to suffer throughout the month of February, with the continued trend of companies around the world announcing poor results, downsized expectations, and reduced investment plans. The impact of all this on the consumer (the largest component driver of the U.S. economy) was continued layoffs, resulting in lower housing prices, reduced retail demand and poor sentiment. Within the credit markets, while the shortest-term areas showed some signs of life, broad swaths of the securitized and lower-quality corporate markets remained in virtual lock-down.

The second quarter of 2009 saw a continued positive tone in the equity and bond markets, and continued optimism that the U.S. economy's long season of decline may be moderating. Over the period, 10-year Treasury rates rose again, and the Treasury yield curve steepened, as buyers continued to sell Treasuries for riskier assets and anticipated rising inflation as the economy heals. With broad cutbacks in corporate spending of all types, the start of earnings season brought better results than many expected even as sales continued to fall, particularly within more cyclical areas of the economy. Despite continued negative fundamental developments in the economy, capital markets soared upward virtually across the board. As the markets anticipated economic recovery (and the inflationary implications of that), the dollar began to decline, and commodity prices saw a strong upward move (helping emerging equity markets to soar). In June, we saw indications of a slowing decline in U.S. home prices, which observers have been anticipating as an indicator that the economy is closer to an upward turn. Importantly, the quarter also saw short term fixed income markets provide a signal of a more normal market environment in the form of reduced LIBOR funding rates, and falling commercial paper yields.

Due to a more volatile bond market environment, tracking error increased this year relative to last year, but still remains well within the bounds expected of the strategy.

The credit/liquidity crisis of 2008-2009 resulted in a significant flight to quality in the Treasury market. Treasuries rallied across the yield curve as investors sought safer asset classes, driving down returns to historic lows. However, beginning in 2009, non-Treasury sectors within the Index outperformed. This was the case particularly for utilities and financial institutions. The securitized sector also realized strong returns on the back of government sponsored programs like Term Asset-Backed Securities Loan Facility ("TALF").

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]

          SPDR Barclays Capital Aggregate Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.1845%.*

PERFORMANCE AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------------

                                                    CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL TOTAL RETURN

                                          --------------------------------------------------------------------------------------
                                                                  BARCLAYS CAPITAL                            BARCLAYS CAPITAL
                                          NET ASSET    MARKET           U.S.          NET ASSET    MARKET           U.S.
                                            VALUE      VALUE       AGGREGATE INDEX      VALUE      VALUE       AGGREGATE INDEX
 -------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR                                 6.90%      7.01%           6.05%           6.90%      7.01%            6.05%
 -------------------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     13.93%     14.43%          13.19%           6.39%      6.61%            6.06%
 -------------------------------------------------------------------------------------------------------------------------------




 (1) For the period May 23, 2007 to June 30, 2009.

 * SSgA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.1345% until October 31, 2009.

                                     [Logo]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                               SPDR BARCLAYS
                             CAPITAL AGGREGATE    BARCLAYS CAPITAL
                                  BOND ETF         U.S. AGGREGATE
                                    (A)               INDEX (B)
                             -----------------    ----------------
5/23/07                            10000                10000
5/30/07                             9983                 9993
6/30/07                             9949                 9963
7/31/07                            10018                10046
8/31/07                            10159                10169
9/30/07                            10241                10247
10/31/07                           10285                10339
11/30/07                           10476                10525
12/31/07                           10495                10554
1/31/08                            10735                10732
2/28/09                            10775                10747
3/31/08                            10786                10783
4/30/08                            10749                10761
5/31/08                            10657                10682
6/30/08                            10657                10673
7/31/08                            10659                10664
8/31/08                            10764                10766
9/30/08                            10627                10622
10/31/08                           10433                10371
11/30/08                           10875                10708
12/31/08                           11254                11107
1/31/09                            11155                11010
2/28/09                            11104                10968
3/31/09                            11224                11120
4/30/09                            11236                11174
5/31/09                            11332                11255
6/30/09                            11397                11319

                                     [Logo]

           SPDR Barclays Capital Aggregate Bond ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 -----------------------------------------------------------------------------------------------------

  DESCRIPTION         FANNIE MAE,  FREDDIE MAC,  FREDDIE MAC,  TREASURY NOTES,   TREASURY NOTES,
                      5.50%, TBA   5.00/%, TBA   6.00%, TBA    1.38%, 5/15/2012  0.88%, 12/31/2010
 -----------------------------------------------------------------------------------------------------
    MARKET VALUE      $18,576,562  11,600,391    9,703,969     8,543,013         6,504,548
 -----------------------------------------------------------------------------------------------------
    % OF NET ASSETS   9.5%         5.9           5.0           4.4               3.3
 -----------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
U.S. Government Agency MBS TBA       38.1%
U.S. Treasury Obligations            25.4
Corporate Bonds & Notes              24.0
U.S. Government Agency
  Obligations                         9.5
Collateralized Mortgage
  Obligations                         3.2
Foreign Government Obligations        1.6
Municipal Bonds And Notes             0.0**
Short Term Investments               50.7
Other Assets And Liabilities        (52.5)
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



 * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

 ** Amount represents less than 0.05% of net assets.

                                     [Logo]

    SPDR Barclays Capital Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF FUND
                                   PERFORMANCE

The SPDR Barclays Capital Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. municipal bond market and provides income that is exempt from federal income taxes. In seeking this objective, the Fund uses a passive management strategy designed to track the price and yield performance of the Barclays Capital Municipal Managed Money Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was 5.07%, and the total return for the Index was 5.67%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Municipals turned in another strong quarter on top of excellent returns experienced in the first quarter. Through the first half of the year the Barclays Capital Municipal Bond Index provided a total return of 6.43%. One of the biggest catalysts for this return was the introduction of Build America Bonds (BAB). BABs are taxable debt issued by municipalities who then receive a 35% tax credit from the Federal Treasury on the interest cost. BABs have allowed many municipalities to reduce their effective borrowing cost significantly. In addition, the securities have ushered in a new class of buyer for municipal debt, namely investors exempt from income taxes like pensions and endowments. BABs have taken a great deal of supply out of the market giving traditional municipal debt a scarcity value that triggered both a rate and spread rally in the tax-exempt market. While the news on municipalities has been negative, the returns of municipal debt in the marketplace have been fairly strong. This is by no means an endorsement to ignore the fundamental deterioration in many municipal credits but rather to highlight the technical aspects of the municipal market which affect performance. Supply and demand being one, the concern over higher future taxes being another and the general improvement in economic conditions since the fourth quarter of 2008 being a third.

The budget pressures on states and localities are intensifying. Municipalities are wrestling with reduced property, sales and income taxes, all while larger populations look to government to provide a safety net. Budgets gaps are widespread and municipalities will seek to close these gaps through a combination of staff and service cuts, tax increases and debt issuance. California, the most notable example, began to issue IOUs to pay its workers and vendors. It has only recently reached a budget agreement and has plans to issue cash flow financing soon and IOU issuance is expected to end in September.

The state has been downgraded again (Baa1/A/BBB) compounding its difficulties. Similar situations, albeit to a lesser extent, exist throughout the country. Our belief is that most municipalities will find suitable, if unpleasant, solutions to their fiscal deficits this year. A prolonged recession, however, will only force them to revisit these issues next year, and then with possibly lower debt ratings and smaller tax bases.

Year to date new issue supply is down over 16% from last year, but much of that is due to the preference by municipalities to issue BABs. Some of the major deals of the quarter were issued by: Puerto Rico ($4.1 billion and an additional $1.2 billion BAB financing) and Florida Citizens Property Insurance Co. ($1.0 billion).

                                     [Logo]

    SPDR Barclays Capital Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF FUND
                             PERFORMANCE (CONTINUED)

Being a passive strategy, we seek to match the return of the underlying index. We employ sampling to achieve this goal. Given we sample from and do not replicate the underlying index some variation will exist, however, this variation has been within our projected tolerances.

Securities of intermediate maturity underperformed the "tails" of the municipal yield curve during the quarter. Revenue sectors performed better than General Obligation bonds and lower quality investment grade debt outperformed the highest grades as spread sectors rallied during the quarter. In general, headline states with budgetary issues were under pressure during the second quarter and included California, Connecticut, New Jersey, Illinois and Massachusetts. Not surprisingly, states with better fiscal situations were the best performers and included Texas, Wyoming, North and South Dakota and New Hampshire.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]

          SPDR Barclays Capital Municipal Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/11/07, 9/13/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR BARCLAYS CAPITAL MUNICIPAL BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.3000%.*

PERFORMANCE AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------------

                                                    CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL TOTAL RETURN

                                          --------------------------------------------------------------------------------------
                                                                  BARCLAYS CAPITAL                            BARCLAYS CAPITAL
                                          NET ASSET    MARKET     MUNICIPAL MANAGED   NET ASSET    MARKET     MUNICIPAL MANAGED
                                            VALUE      VALUE         MONEY INDEX        VALUE      VALUE         MONEY INDEX
 -------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR                                5.07%      5.60%            5.67%           5.07%      5.60%            5.67%
 -------------------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     5.83%      6.08%            6.70%           3.20%      3.33%            3.66%
 -------------------------------------------------------------------------------------------------------------------------------




 (1) For the period September 11, 2007 to June 30, 2009.

 * SSgA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.2000% until October 31, 2009.

                                     [Logo]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR BARCLAYS CAPITAL MUNICIPAL BOND ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                               SPDR BARCLAYS       BARCLAYS CAPITAL
                             CAPITAL MUNICIPAL    MUNICIPAL MANAGED
                                  BOND ETF           MONEY INDEX
                                    (A)                  (B)
                             -----------------    -----------------
9/11/2007                          10000                10000
9/30/07                             9928                 9952
10/31/07                            9967                 9995
11/30/07                           10067                10082
12/31/07                           10119                10119
1/31/08                            10252                10231
2/28/09                             9696                 9660
3/31/08                             9994                10011
4/30/08                            10143                10162
5/31/08                            10208                10230
6/30/08                            10073                10098
7/31/08                            10128                10152
8/31/08                            10264                10291
9/30/08                             9736                 9744
10/31/08                            9727                 9737
11/30/08                            9811                 9813
12/31/08                           10088                10106
1/31/09                            10397                10473
2/28/09                            10428                10500
3/31/09                            10434                10510
4/30/09                            10645                10722
5/31/09                            10704                10785
6/30/09                            10583                10670

                                     [Logo]

           SPDR Barclays Capital Municipal Bond ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 -----------------------------------------------------------------------------------------------------------------

  DESCRIPTION         MASSACHUSETTS,    DALLAS, TX, AREA   ARIZONA, STATE   ATLANTA, GA,        NEW YORK & NEW
                      STATE GENERAL     RAPID TRANSIT,     TRANSPORTATION   METROPOLITAN RAPID  JERSEY, PORT
                      OBLIGATION,       SALES TAX REVENUE  BOARD, HIGHWAY   TRANSIT AUTHORITY,  AUTHORITY REVENUE,
                      SERIES C,         SERIES A,          REVENUE,         SALES TAX REVENUE,  156TH SERIES,
                      5.50%, 12/1/2022  5.00%, 12/1/2015   SERIES A,        SERIES B,           4.75%, 11/1/2036
                                                           5.00%, 7/1/2028  5.00%, 7/1/2037
 -----------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $12,698,510       7,607,749          7,438,802        6,813,537           6,670,230
 -----------------------------------------------------------------------------------------------------------------
    % OF NET          2.2%              1.3                1.3              1.2                 1.1
    ASSETS..........
 -----------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Municipal Bonds & Notes              97.3%
Short Term Investments                1.0
Other Assets & Liabilities            1.7
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]
 SPDR Barclays Capital California Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF
                                FUND PERFORMANCE

The SPDR Barclays Capital California Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the California municipal bond market and provides income that is exempt from federal and California state income taxes In seeking this objective, the Fund uses a passive management strategy designed to track the price and yield performance of the Barclays Capital Managed Money Municipal California Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was 2.02%, and the total return for the Index was 2.36%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Municipals turned in another strong quarter on top of excellent returns experienced in the first quarter. Through the first half of the year the Barclays Capital Municipal Bond Index provided a total return of 6.43%. One of the biggest catalysts for this return was the introduction of Build America Bonds (BAB). BABs are taxable debt issued by municipalities who then receive a 35% tax credit from the Federal Treasury on the interest cost. BABs have allowed many municipalities to reduce their effective borrowing cost significantly. In addition, the securities have ushered in a new class of buyer for municipal debt, namely investors exempt from income taxes like pensions and endowments. BABs have taken a great deal of supply out of the market giving traditional municipal debt a scarcity value that triggered both a rate and spread rally in the tax-exempt market. While the news on municipalities has been negative, the returns of municipal debt in the marketplace have been so good. This is by no means an endorsement to ignore the fundamental deterioration in many municipal credits but rather to highlight the technical aspects of the municipal market which affect performance. Supply and demand being one, the concern over higher future taxes being another and the general improvement in economic conditions since the fourth quarter of 2008 being a third. The financial pressures experienced in the State of California, have effected investors perception of risk within municipal credit in the State. California municipals lagged the broader nation index during the quarter

The budget pressures on states and localities are intensifying. Municipalities are wrestling with reduced property, sales and income taxes, all while larger populations look to government to provide a safety net. Budgets gaps are widespread and municipalities will seek to close these gaps through a combination of staff and service cuts, tax increases and debt issuance. California, the most notable example, began to issue IOUs to pay its workers and vendors. It has only recently reached a budget agreement and has plans to issue cash flow financing soon and IOU issuance is expected to end in September.

The state has been downgraded again (Baa1/A/BBB) compounding its difficulties. Similar situations, albeit to a lesser extent, exist throughout the country. Our belief is that most municipalities will find suitable, if unpleasant, solutions to their fiscal deficits this year. A prolonged recession, however, will only force them to revisit these issues next year, and then with possibly lower debt ratings and smaller tax bases.

                                     [Logo]

     SPDR SPDR Barclays Capital California Municipal Bond ETF--MANAGEMENT'S
                   DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Year to date new issue supply is down over 16% from last year, but much of that is due to the preference by municipalities to issue BABs. Some of the major deals of the quarter were issued by: Puerto Rico ($4.1 billion and an additional $1.2 billion BAB financing) and Florida Citizens Property Insurance Co. ($1.0 billion).

Being a passive strategy, we seek to match the return of the underlying index. We employ sampling to achieve this goal. Given we sample from and do not replicate the underlying index some variation will exist, however, this variation has been within our projected tolerances.

Securities of intermediate maturity underperformed the "tails" of the municipal yield curve during the quarter. Revenue sectors performed better than General Obligation bonds and lower quality investment grade debt outperformed the highest grades as spread sectors rallied during the quarter.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]

    SPDR Barclays Capital California Municipal Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.2000%.

PERFORMANCE AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------------

                                                    CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL TOTAL RETURN

                                          --------------------------------------------------------------------------------------
                                                                  BARCLAYS CAPITAL                            BARCLAYS CAPITAL
                                                                    MANAGED MONEY                               MANAGED MONEY
                                          NET ASSET    MARKET         MUNICIPAL       NET ASSET    MARKET         MUNICIPAL
                                            VALUE      VALUE      CALIFORNIA INDEX      VALUE      VALUE      CALIFORNIA INDEX
 -------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR                                2.02%      0.94%            2.36%           2.02%      0.94%            2.36%
 -------------------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     2.57%      2.47%            3.20%           1.48%      1.43%            1.81%
 -------------------------------------------------------------------------------------------------------------------------------




 (1) For the period October 10, 2007 to June 30, 2009.

                                     [Logo]

    SPDR Barclays Capital California Municipal Bond ETF--PERFORMANCE SUMMARY
                                   (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                                SPDR BARCLAYS        BARCLAYS CAPITAL
                             CAPITAL CALIFORNIA        MANAGED MONEY
                               MUNICIPAL BOND      MUNICIPAL CALIFORNIA
                                   ETF (A)               INDEX (B)
                             ------------------    --------------------
10/10/07                            10000                  10000
10/31/07                            10014                  10100
11/30/07                            10093                  10149
12/31/07                            10129                  10173
1/31/08                             10184                  10213
2/28/09                              9601                   9618
3/31/08                              9939                   9960
4/30/08                             10110                  10156
5/31/08                             10195                  10236
6/30/08                             10054                  10082
7/31/08                             10074                  10095
8/31/08                             10201                  10253
9/30/08                              9596                   9646
10/31/08                             9553                   9581
11/30/08                             9537                   9550
12/31/08                             9773                   9820
1/31/09                             10109                  10174
2/28/09                             10213                  10260
3/31/09                             10145                  10197
4/30/09                             10393                  10446
5/31/09                             10467                  10525
6/30/09                             10257                  10320

                                     [Logo]

     SPDR Barclays Capital California Municipal Bond ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 ----------------------------------------------------------------------------------------------------------

  DESCRIPTION         CALIFORNIA, EDUCATIONAL  EL DORADO, CA,        NORTH ORANGE       LOS ANGELES COUNTY,
                      FACILITIES AUTHORITY     IRRIGATION DISTRICT,  COUNTY, CA,        CA, PUBLIC WORKS
                      REVENUE,                 CERTIFICATE OF        COMMUNITY COLLEGE  FINANCING AUTHORITY
                      SERIES A,                PARTICIPATION,        DISTRICT,          REVENUE,
                      4.75%, 10/1/2037         SERIES A,             5.00%, 8/1/2015    5.00%, 10/1/2015
                                               6.25%, 8/1/2029
 ----------------------------------------------------------------------------------------------------------
    MARKET VALUE      $1,601,479               1,246,272             1,121,400          1,114,140
 ----------------------------------------------------------------------------------------------------------

    % OF NET ASSETS   4.0%                     3.1                   2.8                2.8
 ----------------------------------------------------------------------------------------------------------

 --------------------------------------------

  DESCRIPTION         SAN JOSE, CA, UNIFIED
                      SCHOOL DISTRICT SANTA
                      CLARA COUNTY
                      ELECTION OF 2002,
                      SERIES C,
                      5.25%, 8/1/2019
 --------------------------------------------
    MARKET VALUE      1,086,540
 --------------------------------------------

    % OF NET ASSETS   2.7
 --------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Municipal Bonds & Notes              98.7%
Short Term Investments                0.6
Other Assets & Liabilities            0.7
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]
  SPDR Barclays Capital New York Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF
                                FUND PERFORMANCE

The SPDR Barclays Capital New York Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the New York municipal bond market and provides income that is exempt from federal and New York state income taxes In seeking this objective, the Fund uses a passive management strategy designed to track the price and yield performance of the Barclays Capital Managed Money Municipal New York Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was 3.49%, and the total return for the Index was 3.67%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Municipals turned in another strong quarter on top of excellent returns experienced in the first quarter. Through the first half of the year the Barclays Capital Municipal Bond Index provided a total return of 6.43%. One of the biggest catalysts for this return was the introduction of Build America Bonds (BAB). BABs are taxable debt issued by municipalities who then receive a 35% tax credit from the Federal Treasury on the interest cost. BABs have allowed many municipalities to reduce their effective borrowing cost significantly. In addition, the securities have ushered in a new class of buyer for municipal debt, namely investors exempt from income taxes like pensions and endowments. BABs have taken a great deal of supply out of the market giving traditional municipal debt a scarcity value that triggered both a rate and spread rally in the tax-exempt market. While the news on municipalities has been negative, the returns in the marketplace have been fairly strong. This is by no means an endorsement to ignore the fundamental deterioration in many municipal credits but rather to highlight the technical aspects of the municipal market which affect performance. Supply and demand being one, the concern over higher future taxes being another and the general improvement in economic conditions since the fourth quarter of 2008 being a third. New York municipal debt held up well during the quarter. While credit pressures continue and many municipalities are vulnerable for downgrade, supply and demand technical's have kept spreads from widening dramatically and valuations remained stable during the quarter.

The budget pressures on states and localities are intensifying. Municipalities are wrestling with reduced property, sales and income taxes, all while larger populations look to government to provide a safety net. Budgets gaps are widespread and municipalities will seek to close these gaps through a combination of staff and service cuts, tax increases and debt issuance. Similar situations, albeit to a lesser extent, exist throughout the country. Our belief is that most municipalities will find suitable, if unpleasant, solutions to their fiscal deficits this year. A prolonged recession, however, will only force them to revisit these issues next year, and then with possibly lower debt ratings and smaller tax bases.

Year to date new issue supply is down over 16% from last year, but much of that is due to the preference by municipalities to issue BABs. Some of the major deals of the quarter were issued by: Puerto Rico ($4.1 billion and an additional $1.2 billion BAB financing) and Florida Citizens Property Insurance Co. ($1.0 billion).

                                     [Logo]

  SPDR Barclays Capital New York Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF
                          FUND PERFORMANCE (CONTINUED)

Being a passive strategy, we seek to match the return of the underlying index. We employ sampling to achieve this goal. Given we sample from and do not replicate the underlying index some variation will exist, however, this variation has been within our projected tolerances.

Securities of intermediate maturity underperformed the "tails" of the municipal yield curve during the quarter. Revenue sectors performed better than General Obligation bonds and lower quality investment grade debt outperformed the highest grades as spread sectors rallied during the quarter. In general, headline states with budgetary issues were under pressure during the second quarter and included California, Connecticut, New Jersey, Illinois and Massachusetts. Not surprisingly, states with better fiscal situations were the best performers and included Texas, Wyoming, North and South Dakota and New Hampshire.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]

     SPDR Barclays Capital New York Municipal Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/11/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.2000%.

PERFORMANCE AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------------

                                                    CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL TOTAL RETURN

                                          --------------------------------------------------------------------------------------
                                                                      BARCLAYS                                    BARCLAYS
                                                                   CAPITAL MANAGED                             CAPITAL MANAGED
                                          NET ASSET    MARKET      MONEY MUNICIPAL    NET ASSET    MARKET      MONEY MUNICIPAL
                                            VALUE      VALUE       NEW YORK INDEX       VALUE      VALUE       NEW YORK INDEX
 -------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR                                3.49%      5.07%            3.67%           3.49%      5.07%            3.67%
 -------------------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     4.61%      6.65%            4.82%           2.65%      3.81%            2.77%
 -------------------------------------------------------------------------------------------------------------------------------




 (1) For the period October 11, 2007 to June 30, 2009.

                                     [Logo]

               SPDR Barclays Capital New York Municipal Bond ETF--
                         PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                               SPDR BARCLAYS    BARCLAYS CAPITAL
                                CAPITAL NEW       MANAGED MONEY
                              YORK MUNICIPAL      MUNICIPAL NEW
                                 BOND ETF          YORK INDEX
                                    (A)                (B)
                              --------------    ----------------
10/11/07                           10000              10000
10/31/07                           10032              10100
11/30/07                           10103              10147
12/31/07                           10115              10171
1/31/08                            10239              10237
2/28/09                             9698               9644
3/31/08                            10018               9996
4/30/08                            10167              10171
5/31/08                            10229              10239
6/30/08                            10108              10111
7/31/08                            10146              10161
8/31/08                            10265              10277
9/30/08                             9668               9666
10/31/08                            9642               9619
11/30/08                            9624               9582
12/31/08                            9868               9811
1/31/09                            10198              10228
2/28/09                            10279              10274
3/31/09                            10271              10258
4/30/09                            10492              10491
5/31/09                            10546              10554
6/30/09                            10461              10482

                                     [Logo]

      SPDR Barclays Capital New York Municipal Bond ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 ----------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         NEW YORK, STATE      NEW YORK, SALES TAX  NEW YORK, STATE      NEW YORK, NY, CITY  NEW YORK, STATE
                      GENERAL OBLIGATION,  ASSET RECEIVABLES    DORMITORY AUTHORITY  TRANSITIONAL        ENVIRONMENTAL
                      5.00%, 4/15/2015     CORP,                REVENUE,             FINANCE AUTHORITY,  FACSCORP,
                                           SERIES A,            SERIES A,            SERIES A-1,         SERIES A,
                                           5.00%, 10/15/2020    5.00%, 7/1/2038      5.00%, 11/1/2024    4.50%, 6/15/2036
 ----------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $1,120,480           641,484              636,356              620,448             591,020
 ----------------------------------------------------------------------------------------------------------------------------

    % OF NET ASSETS   7.4%                 4.3                  4.2                  4.1                 3.9
 ----------------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Municipal Bonds And Notes            97.5%
Short Term Investments                4.8
Other Assets & Liabilities           (2.3)
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]

 SPDR Barclays Capital Short Term Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF
                                FUND PERFORMANCE

The SPDR Barclays Capital Short Term Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term tax exempt municipal bond market and provides income that is exempt from federal income taxes. In seeking this objective, the Fund uses a passive management strategy designed to track the price and yield performance of the Barclays Capital Managed Money Municipal Short Term Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was 6.29%, and the total return for the Index was 6.46%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Municipals turned in another strong quarter on top of excellent returns experienced in the first quarter. Through the first half of the year the Barclays Capital Municipal Bond Index provided a total return of 6.43%. One of the biggest catalysts for this return was the introduction of Build America Bonds (BAB). BABs are taxable debt issued by municipalities who then receive a 35% tax credit from the Federal Treasury on the interest cost. BABs have allowed many municipalities to reduce their effective borrowing cost significantly. In addition, the securities have ushered in a new class of buyer for municipal debt, namely investors exempt from income taxes like pensions and endowments. BABs have taken a great deal of supply out of the market giving traditional municipal debt a scarcity value that triggered both a rate and spread rally in the tax-exempt market. While the news on municipalities has been negative, the returns of municipal debt in the marketplace have been fairly strong. This is by no means an endorsement to ignore the fundamental deterioration in many municipal credits but rather to highlight the technical aspects of the municipal market which affect performance. Supply and demand being one, the concern over higher future taxes being another and the general improvement in economic conditions since the fourth quarter of 2008 being a third.

The budget pressures on states and localities are intensifying. Municipalities are wrestling with reduced property, sales and income taxes, all while larger populations look to government to provide a safety net. Budgets gaps are widespread and municipalities will seek to close these gaps through a combination of staff and service cuts, tax increases and debt issuance. California, the most notable example, began to issue IOUs to pay its workers and vendors. It has only recently reached a budget agreement and has plans to issue cash flow financing soon and IOU issuance is expected to end in September. The state has been downgraded again (Baa1/A/BBB) compounding its difficulties. Similar situations, albeit to a lesser extent, exist throughout the country. Our belief is that most municipalities will find suitable, if unpleasant, solutions to their fiscal deficits this year. A prolonged recession, however, will only force them to revisit these issues next year, and then with possibly lower debt ratings and smaller tax bases.

Year to date new issue supply is down over 16% from last year, but much of that is due to the preference by municipalities to issue BABs. Some of the major deals of the quarter were issued by: Puerto Rico ($4.1 billion and an additional $1.2 billion BAB financing) and Florida Citizens Property Insurance Co. ($1.0 billion).

                                     [Logo]

 SPDR Barclays Capital Short Term Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF
                          FUND PERFORMANCE (CONTINUED)

Being a passive strategy, we seek to match the return of the underlying index. We employ sampling to achieve this goal. Given we sample from and do not replicate the underlying index some variation will exist, however, this variation has been within our projected tolerances.

Securities of intermediate maturity underperformed the "tails" of the municipal yield curve during the quarter. Revenue sectors performed better than General Obligation bonds and lower quality investment grade debt outperformed the highest grades as spread sectors rallied during the quarter. In general, headline states with budgetary issues were under pressure during the second quarter and included California, Connecticut, New Jersey, Illinois and Massachusetts. Not surprisingly, states with better fiscal situations were the best performers and included Texas, Wyoming, North and South Dakota and New Hampshire.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]

   SPDR Barclays Capital Short Term Municipal Bond ETF -- PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.2000%.

PERFORMANCE AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------------

                                                    CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL TOTAL RETURN

                                          --------------------------------------------------------------------------------------
                                                                      BARCLAYS                                    BARCLAYS
                                                                   CAPITAL MANAGED                             CAPITAL MANAGED
                                                                   MONEY MUNICIPAL                             MONEY MUNICIPAL
                                          NET ASSET    MARKET        SHORT TERM       NET ASSET    MARKET        SHORT TERM
                                            VALUE      VALUE            INDEX           VALUE      VALUE            INDEX
 -------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR                                6.29%      6.33%            6.46%           6.29%      6.33%            6.46%
 -------------------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     9.65%      9.88%           10.84%           5.49%      5.62%            6.15%
 -------------------------------------------------------------------------------------------------------------------------------




 (1) For the period October 10, 2007 to June 30, 2009.

                                     [Logo]

              SPDR Barclays Capital Short Term Municipal Bond ETF--
                         PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                               SPDR BARCLAYS    BARCLAYS CAPITAL
                               CAPITAL SHORT      MANAGED MONEY
                              TERM MUNICIPAL     MUNICIPAL SHORT
                                 BOND ETF          TERM INDEX
                                    (A)                (B)
                              --------------    ----------------
10/10/07                           10000              10000
10/31/07                           10027              10100
11/30/07                           10115              10181
12/31/07                           10163              10232
1/31/08                            10377              10453
2/28/09                            10214              10300
3/31/08                            10372              10444
4/30/08                            10357              10441
5/31/08                            10387              10478
6/30/08                            10316              10411
7/31/08                            10419              10531
8/31/08                            10522              10633
9/30/08                            10386              10493
10/31/08                           10395              10499
11/30/08                           10551              10656
12/31/08                           10681              10784
1/31/09                            10919              11023
2/28/09                            10875              10972
3/31/09                            10921              11022
4/30/09                            10968              11075
5/31/09                            10956              11076
6/30/09                            10965              11084

                                     [Logo]

     SPDR Barclays Capital Short Term Municipal Bond ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 ---------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         NEW JERSEY, STATE  SEATTLE, WA, GENERAL  NEW YORK, STATE    MARYLAND, STATE      CHARLOTTE, NC,
                      OFFICE OF PUBLIC   OBLIGATION,           URBAN DEVELOPMENT  GENERAL OBLIGATION,  CERTIFICATES OF
                      FINANCE,           5.00%, 5/1/2013       CORP. REVENUE,     SERIES A             PARTICIPATION,
                      5.00%, 8/1/2014                          SERIES A-1,        5.25%, 2/15/2013     5.00%, 6/1/2014
                                                               5.00%, 12/15/2012
 ---------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $8,970,880         7,285,887             7,281,889          6,999,229            6,072,451
 ---------------------------------------------------------------------------------------------------------------------

    % OF NET ASSETS   1.8%               1.5                   1.5                1.4                  1.2
 ---------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF June 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Municipal Bonds And Notes            97.3%
Short Term Investments                1.2
Other Assets & Liabilities            1.5
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]

         SPDR DB International Government Inflation-Protected Bond ETF--
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The SPDR DB International Government Inflation-Protected Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the global bond market outside the United States. In seeking this objective, the Fund utilizes a passive management strategy designed to track the price and yield performance of the DB Global Government ex-US Inflation-Linked Bond Capped Index (the "Index").

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -11.34%, and the total return for the Index was -10.40%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of the managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The performance of the Index in any period is primarily driven by real yield changes, inflation accruals, currency movements, and real coupon accrual. In the second half of 2008, economic activity declined substantially and credit became scarce following the collapse of Lehman Brothers in September. As a result, commodity prices suffered major declines and deflation concerns increased sending real yields spiking. The rise in yields caused the prices of inflation-linked bonds globally to fall. In addition, the financial crisis led to large flight-to-quality to US Treasuries, especially short term instruments, causing the dollar to stage a major rally against foreign currencies. Inflation accruals were positive during the period following the lagged effects of the commodity rally in the first half of 2008, but could not offset the negative impact from rising real yields and foreign currency depreciation.

The aggressive monetary and fiscal stimulus globally allowed financial markets to stabilize in the first half of 2009 and stem the freefall in economic activity. Deflation over an extended period was largely priced out of the inflation-linked bond market leading to lower real yields. The flight-to-quality in US-dollar denominated assets also reversed causing foreign currencies to appreciate. Inflation accruals were positive in the first half of 2009 due to the recovery in commodity prices.

The performance of the Fund relative to the Index was negatively impacted by a decline in liquidity and the deleveraging flows that plagued the financial sector in the second half of 2008 and into the beginning of 2009. Transactions costs associated with managing the Fund increased as a result.

The Fund seeks to match major risk factors of the Index including but not limited to country exposure, currency exposure, overall duration, and country duration. With the decline in liquidity and increased transactions costs experienced during the second half of 2008, the number of bonds used to replicate index performance and characteristics was reduced. This lead to lower transactions costs for the Fund than what would have been incurred but may have led to increased tracking error during the period.

The majority of the countries within the Index posted negative total returns during the period. Of the 17 countries represented in the Index at the end of June 2009, only four posted positive returns. These countries were Japan, Chile, South Africa, and Turkey. The United Kingdom had the largest negative return primarily due to the depreciation of the pound against the US dollar over the period.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]
         SPDR DB International Government Inflation-Protected Bond ETF--
                               PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/13/08, 3/19/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.5000%.

PERFORMANCE AS OF JUNE 30, 2009


 ----------------------------------------------------------------------------------------------------------------------

                                              CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL TOTAL RETURN

                                     ----------------------------------------------------------------------------------
                                                                   DB GLOBAL                                 DB GLOBAL
                                                                  GOVERNMENT                                GOVERNMENT
                                                                     EX-US                                     EX-US
                                                                  INFLATION-                                INFLATION-
                                                                    LINKED                                    LINKED
                                       NET ASSET      MARKET      BOND CAPPED    NET ASSET      MARKET      BOND CAPPED
                                         VALUE         VALUE         INDEX         VALUE         VALUE         INDEX
 ----------------------------------------------------------------------------------------------------------------------
    ONE YEAR                            -11.34%       -10.96%       -10.40%       -11.34%       -10.96%       -10.40%
 ----------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                 -11.99%       -11.30%        -9.40%        -9.35%        -8.80%        -7.33%
 ----------------------------------------------------------------------------------------------------------------------




 (1) For the period March 13, 2008 to June 30, 2009.

                                     [Logo]

         SPDR DB International Government Inflation-Protected Bond ETF--
                         PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF (Based on Net Asset Value)
(PERFORMANCE GRAPH)

                                                              DB GLOBAL
                                     SPDR DB               GOVERNMENT EX-US
                            INTERNATIONAL GOVERNMENT    INFLATION-LINKED BOND
                            INFLATION-PROTECTED BOND         CAPPED INDEX
                                     ETF (A)                     (B)
                            ------------------------    ---------------------
3/13/2008                             10000                     10000
3/31/2008                              9867                      9939
4/30/2008                              9779                      9914
5/31/2008                              9848                      9999
6/30/2008                              9926                     10111
7/31/2008                              9964                     10177
8/31/2008                              9567                      9776
9/30/2008                              8914                      9099
10/31/2008                             7529                      7718
11/30/2008                             7365                      7561
12/31/2008                             8022                      8223
1/31/2009                              7636                      7827
2/28/2009                              7369                      7563
3/31/2009                              7836                      8039
4/30/2009                              8112                      8325
5/31/2009                              8680                      8933
6/30/2009                              8801                      9060

                                     [Logo]

         SPDR DB International Government Inflation-Protected Bond ETF--
                                PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 ------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         UNITED KINGDOM     REPUBLIC OF FRANCE,  GOVERNMENT OF JAPAN  UNITED KINGDOM     REPUBLIC OF FRANCE,
                      TREASURY BOND,     1.00%, 7/25/2017     10 YEAR BOND,        TREASURY BOND,     1.60%, 7/25/2015
                      1.25%, 11/22/2027                       1.10%, 12/10/2016    1.88%, 11/22/2022
 ------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $21,332,269        17,132,292           16,444,546           15,718,975         15,349,354
 ------------------------------------------------------------------------------------------------------------------------

    % OF NET ASSETS   5.4%               4.3                  4.2                  4.0                3.9
 ------------------------------------------------------------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Foreign Government Obligations       98.3%
Short Term Investments                0.1
Other Assets & Liabilities            1.6
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]

 SPDR Barclays Capital International Treasury Bond ETF--MANAGEMENT'S DISCUSSION
                               OF FUND PERFORMANCE

SPDR Barclays Capital International Treasury Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of investment-grade countries outside the United States. The Fund is benchmarked to the Barclays Capital Global Treasury Ex-US Capped Index (the "Index"), which tracks fixed-rate local currency sovereign debt of investment-grade countries outside the United States.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was 0.50%, and the total return for the Index was 1.54%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged, and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the third quarter of 2008, global government bond markets rallied in a powerful flight to quality as the economy continued to demonstrate negative fundamentals. In August, economic strength continued to wane and inflationary concerns were replaced by concerns about future growth globally. Faced with an international financial crisis, European governments started to rescue banks in an unprecedented manner. Investors sharply increased their demand for the most liquid and safest segment of the European yield curve (the Bund) just prior to the Fortis Bank crisis. By the end of October, data showed a sharp deterioration in the euro area housing market and sharp slowdown in euro area exports -- the twin motors of growth in recent years. In the fourth quarter, the European Central Bank lowered its policy rate by 175 bps to 2.5%. Meanwhile, since the beginning of November, the United Kingdom Monetary Policy Committee reduced the Bank Rate by 3.5 percentage points to 1%.

Business and consumer confidence in the euro area began 2009 at record lows. During the first quarter of 2009, world economic output contracted further and international trade fell precipitously. The global banking and financial system remained fragile despite further significant intervention by the authorities. On one hand, as private saving rose and banks restructured their balance sheets, weak global demand continued to drag on economic activity. However, pushing in the opposite direction was considerable economic stimulus stemming from the easing in monetary and fiscal policy in Europe and the UK. The Bank of England cut rates further to 0.5% and announced a program of asset purchases totaling L125 billion.

Much of the world economy remained in recession in the second quarter of 2009, with levels of activity in many countries significantly lower than a year ago. However, there were more encouraging signs looking ahead. Financial market strains eased and bank funding conditions improved gradually -- although still fragile. Household and business confidence picked up somewhat from the very low levels observed in the financial crisis last autumn. In the United Kingdom, the recession appeared deeper than previously estimated and GDP fell further in the second quarter of 2009. But the pace of contraction moderated and business surveys suggested that the trough in output was near. On balance, while economists seemed to agree that the stimulus should lead to a slow recovery in economic activity, the timing and strength of that recovery remains highly uncertain.

Performance of the Fund is primarily influenced by relative currency trends across markets. Over the period, the Euro weakened during the latter part of 2008, as the dollar rallied due to its status as a reserve currency in

                                     [Logo]

 SPDR Barclays Capital International Treasury Bond ETF--MANAGEMENT'S DISCUSSION
                         OF FUND PERFORMANCE (CONTINUED)


difficult times. As the global economy began to find more stability, this trend reversed, with the Euro gaining against the dollar over the past few months. The Pound Sterling reflected this same trend through the period. The Japanese Yen has seen its value reverse of late, from a stronger trend earlier in the period due to domestic deflationary pressures.

The Fund is tracking its benchmark within expected tolerances.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]

   SPDR Barclays Capital International Treasury Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/02/07, 10/05/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.5000%.

PERFORMANCE AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------------

                                                    CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL TOTAL RETURN

                                          --------------------------------------------------------------------------------------
                                                                  BARCLAYS CAPITAL                            BARCLAYS CAPITAL
                                                                   GLOBAL TREASURY                             GLOBAL TREASURY
                                          NET ASSET    MARKET       EX-US CAPPED      NET ASSET    MARKET       EX-US CAPPED
                                            VALUE      VALUE            INDEX           VALUE      VALUE            INDEX
 -------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR                                0.50%       1.11%           1.54%           0.50%      1.11%            1.54%
 -------------------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     9.49%      10.21%          11.78%           5.33%      5.73%            6.57%
 -------------------------------------------------------------------------------------------------------------------------------




 (1) For the period October 2, 2007 to June 30, 2009.

                                     [Logo]

             SPDR Barclays Capital International Treasury Bond ETF--
                         PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF (Based On Net Asset Value)

(PERFORMANCE GRAPH)

                                 SPDR BARCLAYS        BARCLAYS CAPITAL
                             CAPITAL INTERNATIONAL     GLOBAL TREASURY
                                 TREASURY BOND          EX-US CAPPED
                                    ETF (A)               INDEX (B)
                             ---------------------    ----------------
10/2/07                              10000                  10000
10/31/07                             10254                  10273
11/30/07                             10440                  10477
12/31/07                             10368                  10411
1/31/08                              10706                  10769
2/28/09                              10998                  11075
3/31/08                              11347                  11438
4/30/08                              11044                  11143
5/31/08                              10899                  10998
6/30/08                              10895                  11010
7/31/08                              10996                  11109
8/31/08                              10626                  10749
9/30/08                              10345                  10474
10/31/08                              9765                   9881
11/30/08                             10012                  10177
12/31/08                             10828                  11025
1/31/09                              10160                  10359
2/28/09                               9877                  10080
3/31/09                              10287                  10500
4/30/09                              10434                  10647
5/31/09                              10935                  11164
6/30/09                              10949                  11178

                                     [Logo]

    SPDR Barclays Capital International Treasury Bond ETF --PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 --------------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         GOVERNMENT OF         FEDERAL REPUBLIC OF   REPUBLIC OF GREECE,   GOVERNMENT OF JAPAN   REPUBLIC OF ITALY,
                      JAPAN 10 YEAR BOND,   GERMANY, 4.25%,       3.70%, 7/20/2015      10 YEAR BOND,         5.25%, 8/1/2017
                      1.50%, 9/20/2014      7/4/2017                                    1.30%, 6/20/2012
 --------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $46,903,650           45,351,455            43,499,586            42,320,218            40,114,622
 --------------------------------------------------------------------------------------------------------------------------------

    % OF NET ASSETS   4.3%                  4.2                   4.0                   3.9                   3.7
 --------------------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Foreign Government Obligations       95.4%
Short Term Investments                3.9
Other Assets & Liabilities            0.7
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]

   SPDR Barclays Capital High Yield Bond ETF--MANAGEMENT'S DISCUSSION OF FUND
                                   PERFORMANCE

SPDR Barclays Capital High Yield Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market. The Fund is benchmarked to the Barclays Capital High Yield Very Liquid Index (the "Index"), which measures the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity.

For the 12-month period ended June 30, 2009 (the "Reporting Period"), the total return for the Fund was -10.13% and the total return for the Index return was -4.01%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged, and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Reporting Period was a year of extraordinary volatility for credit markets -- characterized by a massive deleveraging cycle, the failure of multiple major financial institutions, breakdowns in the basic functioning of the financial markets, and the emergence of the worst global recessionary environment in at least twenty years. In response, there has been an unprecedented level of regulatory intervention in the financial markets this past year, with trillions of dollars of liquidity flooding the market.

The broad high yield market lost over 33% from May 2007, when the market peaked, to the end of 2008. In September, the floodgates opened, and full-fledged contagion swept up all markets in a highly correlated negative run. It seemed every week, market participants would learn of a new change to regulatory structures (e.g. Fed liquidity provisions); one or more institutions pulled into forced marriages or paradigm shifts (e.g. Goldman and Morgan Stanley becoming commercial banks); or the bankruptcy of a major financial institution (e.g. Lehman Brothers). September through November were the three worst months in the 25-year history of the Barclays High Yield Index. 2008 ended with high yield default rates climbing and companies' ability to access the capital markets extremely challenged.

Signs of improvement began to emerge in the first quarter of 2009. Buyers continued their return to spread product, which had begun in late December 2008. In March, CCCs outperformed the rest of the High Yield Index for the first time in ten months -- albeit, the majority of that was related to Ford. The last week of March, GM's Chief Executive and most of its Board of Directors were victims of a management shakeup -- at the behest of the U.S. Government. This once again proved the Obama administration's fortitude in imposing itself very directly into the process of getting the U.S. economy rolling again. Near the end of the first quarter, the U.S. Treasury announced another program, in the form of a public-private partnership, to help move toxic assets off of banks' balance sheets.

The second quarter saw a continued positive tone in the high yield market and sustained optimism that the U.S. economy's long season of decline may be moderating. In April, the auto industry dominated headlines again, with Chrysler pushed into a merger that effectively gave control to its unions along with Italian auto maker Fiat. However, with broad cutbacks in corporate spending of all types, the start of earnings season brought better results than many expected even as sales continued to fall, particularly within more cyclical areas of the economy. At the end of May, it was General Motors who was on the verge of filing for Chapter 11 bankruptcy protection, yet despite continued negative fundamental developments in the economy, capital

                                     [Logo]

   SPDR Barclays Capital High Yield Bond ETF--MANAGEMENT'S DISCUSSION OF FUND
                             PERFORMANCE (CONTINUED)


markets soared upward virtually across the board. The high yield market posted unprecedented gains in the second quarter, retracing most of 2008's losses.

Over the 12 months ended in June, 2009, the broad Barclays Capital US High Yield Index has returned -2.40%. Caa-rated bonds were down -17.64%, B-rated bonds down -6.59%, and Ba-rated bonds up +3.67%. While the end of 2008 brought a swoon in high yield performance, technical factors, including solid high yield issuance and positive cash flows into the asset class drove strong performance through the first half of 2009.

Over the Period, the Fund's performance has deviated from the performance of the Index as a result of (among other factors) the Fund's sampling approach as well as the recent volatility and dislocations in the high yield bond market.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

                                     [Logo]

         SPDR Barclays Capital High Yield Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/28/07, 12/04/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR BARCLAYS CAPITAL HIGH YIELD BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2008 IS 0.4000%.

PERFORMANCE AS OF JUNE 30, 2009


 -------------------------------------------------------------------------------------------------------------------------------

                                                    CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL TOTAL RETURN

                                          --------------------------------------------------------------------------------------
                                                                  BARCLAYS CAPITAL                            BARCLAYS CAPITAL
                                          NET ASSET    MARKET        HIGH YIELD       NET ASSET    MARKET        HIGH YIELD
                                            VALUE      VALUE      VERY LIQUID INDEX     VALUE      VALUE      VERY LIQUID INDEX
 -------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR                               -10.13%     -7.74%          -4.01%          -10.13%     -7.74%          -4.01%
 -------------------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                    -12.91%    -10.70%          -4.16%           -8.33%     -6.88%          -2.62%
 -------------------------------------------------------------------------------------------------------------------------------




 (1) For the period November 28, 2007 to June 30, 2009.

                                     [Logo]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR BARCLAYS CAPITAL HIGH YIELD BOND ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                              SPDR BARCLAYS    BARCLAYS CAPITAL
                               CAPITAL HIGH       HIGH YIELD
                                YIELD BOND        VERY LIQUID
                                 ETF (A)           INDEX (B)
                              -------------    ----------------
11/28/07                          10000              10000
11/30/07                          10000              10053
12/31/07                          10034              10095
1/31/08                            9746               9912
2/28/09                            9534               9718
3/31/08                            9559               9752
4/30/08                           10001              10248
5/31/08                           10009              10306
6/30/08                            9690               9985
7/31/08                            9557               9845
8/31/08                            9541               9847
9/30/08                            8602               8862
10/31/08                           7129               7281
11/30/08                           6444               6566
12/31/08                           7002               7233
1/31/09                            7287               7741
2/28/09                            6831               7318
3/31/09                            7112               7619
4/30/09                            8041               8691
5/31/09                            8569               9364
6/30/09                            8709               9584

                                     [Logo]

          SPDR Barclays Capital High Yield Bond ETF--PORTFOLIO SUMMARY

 TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 ---------------------------------------------------------------------------------------------------------------------------

    DESCRIPTION            HCA, INC.          COMMUNITY          INTELSAT           CITIGROUP CAPITAL  GMAC LLC,
                           9.25%, 11/15/2016  HEALTH SYSTEMS,    BERMUDA, LTD.      XXI,               6.88%, 09/15/2011
                                              INC.               11.25%, 6/15/2016  8.30%, 12/21/2057
                                              8.88%, 07/15/2015
 ---------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE           $57,889,435        52,076,220         47,111,760         46,009,675         43,312,500
 ---------------------------------------------------------------------------------------------------------------------------

    % OF NET ASSETS        3.1%               2.7                2.5                2.4                2.3
 ---------------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Corporate Bonds & Notes              96.7%
Short Term Investments                0.9
Other Assets & Liabilities            2.4
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]

 SPDR Barclays Capital Short Term International Treasury ETF--PORTFOLIO SUMMARY

The Fund commenced operations during the reporting period and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 ---------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         GOVERNMENT OF       GOVERNMENT OF       REPUBLIC OF      REPUBLIC OF ITALY,  REPUBLIC OF ITALY,
                      JAPAN 5 YEAR BOND,  JAPAN 5 YEAR BOND,  GERMANY,         5.25%, 8/1/2011     5.50%, 11/1/2010
                      1.20%, 9/20/2011    0.80%, 12/20/2010   5.00%, 7/4/2011
 ---------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $1,246,181          1,145,886           614,986          524,340             518,326
 ---------------------------------------------------------------------------------------------------------------------

    % OF NET ASSETS   11.9%               10.9                5.8              5.0                 4.9
 ---------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Foreign Government Obligations       88.6%
Short Term Investments                8.8
Other Assets & Liabilities            2.6
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]

   SPDR Barclays Capital Intermediate Term Credit Bond ETF--PORTFOLIO SUMMARY

The Fund commenced operations during the reporting period and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 ----------------------------------------------------------------------------------------------------------------

  DESCRIPTION         GENERAL ELECTRIC  CITIGROUP, INC.   BANK OF AMERICA  COMCAST CORP.     THE GOLDMAN SACHS
                      CAPITAL CORP.     5.50%, 4/11/2013  CORP.            5.70%, 5/15/2018  GROUP, INC.
                      4.80%, 5/1/2013                     4.90%, 5/1/2013                    5.95%, 1/18/2018
 ----------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $1,673,579        1,472,393         1,181,791        1,006,728         974,001
 ----------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   6.1%              5.4               4.3              3.7               3.6
 ----------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Corporate Bonds & Notes              89.1%
Foreign Government Obligations        8.6
Short Term Investments                2.8
Other Assets & Liabilities           (0.5)
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]

       SPDR Barclays Capital Long Term Credit Bond ETF--PORTFOLIO SUMMARY

The Fund commenced operations during the reporting period and therefore does not have performance history to provide in this report.

 TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 ------------------------------------------------------------------------------------------------------------------------

                                        BRITISH
  DESCRIPTION         APPALACHIAN       TELECOMMUNICATIONS  PACIFIC GAS &    THE GOLDMAN SACHS
                      POWER CO.         PLC                 ELECTRIC CO.     GROUP, INC.        PFIZER, INC.
                      7.95%, 1/15/2020  8.63%, 12/15/2030   6.05%, 3/1/2034  6.13%, 2/15/2033   7.20%, 3/15/2039
 ------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $226,388          217,537             208,809          188,372            177,300
 ------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   3.4%              3.3                 3.1              2.8                2.7
 ------------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Corporate Bonds & Notes              88.5%
Foreign Government Obligations        8.6
U.S. Treasury Obligations             0.3
Short Term Investments                0.8
Other Assets & Liabilities            1.8
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]

          SPDR Barclays Capital Convertible Bond ETF--PORTFOLIO SUMMARY

The Fund commenced operations during the reporting period and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2009


 -----------------------------------------------------------------------------------------------------------------

  DESCRIPTION         BANK OF AMERICA    EMC CORP.,        AMGEN, INC.,     TRANSOCEAN, INC.,  WELLS FARGO & CO.,
                      CORP.              1.75%, 12/1/2013  0.13%, 2/1/2011  SERIES B           SERIES L
                      SERIES L                                              1.50%, 12/15/2037  7.50%, 12/31/49
                      7.25%, 12/31/2049
 -----------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $1,504,854         1,425,256         1,375,600        1,334,882          1,295,200
 -----------------------------------------------------------------------------------------------------------------

    % OF NET ASSETS   3.4%               3.2               3.1              3.0                2.9
 -----------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Corporate Bonds & Notes              76.6%
Preferred Stocks                     20.7
Short Term Investments                1.7
Other Assets & Liabilities            1.0
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                                     [Logo]

        SPDR Barclays Capital Mortgage Backed Bond ETF--PORTFOLIO SUMMARY

The Fund commenced operations during the reporting period and therefore does not have performance history to provide in this report.

 TOP FIVE HOLDINGS AS OF JUNE 30, 2009

 -----------------------------------------------------------------------------------------

  DESCRIPTION         FANNIE MAE,  FREDDIE MAC,  FREDDIE MAC,  FANNIE MAE,  FANNIE MAE,
                      5.50%, TBA   6.00%, TBA    5.00%, TBA    6.50%, TBA   5.00%, TBA
 -----------------------------------------------------------------------------------------
    MARKET VALUE      $1,290,039   939,094       814,062       319,500      258,711
 -----------------------------------------------------------------------------------------
    % OF NET ASSETS   24.6%        17.9          15.5          6.1          4.9
 -----------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2009*

 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
U.S. Government Agency MBS TBA       99.1%
Short Term Investments               99.1
Other Assets & Liabilities          (98.2)
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

SPDR BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                 PRINCIPAL
SECURITY DESCRIPTION              AMOUNT          VALUE
--------------------             ---------        -----
U.S. TREASURY OBLIGATIONS -- 99.9%
Treasury Bills*
  0.14%, 8/27/2009..........   $152,664,000   $152,624,119
  0.15%, 8/6/2009...........    111,200,000    111,180,538
  0.15%, 9/3/2009...........    113,084,000    113,054,598
  0.15%, 9/10/2009..........    114,969,000    114,933,245
  0.16%, 8/13/2009..........    114,969,000    114,944,966
  0.16%, 8/20/2009..........    114,969,000    114,941,054
  0.16%, 9/17/2009..........    113,084,000    113,041,028
  0.18%, 9/24/2009..........    150,779,000    150,714,919
                                              ------------
TOTAL U.S. TREASURY
  OBLIGATIONS --
  (Cost $985,458,518).......                   985,434,467
                                              ------------

                                  SHARES
                                  ------
SHORT TERM INVESTMENTS -- 0.1%
MONEY MARKET FUNDS -- 0.1%
State Street Institutional
  Liquid Reserves Fund 0.42%
  (a)(b)(c)
  (Cost $509,341)...........        509,341        509,341
                                              ------------
TOTAL INVESTMENTS -- 100.0%
  (D)
  (Cost $985,967,859).......                   985,943,808
OTHER ASSETS AND
  LIABILITIES -- (0.0)%
  (E).......................                        (1,218)
                                              ------------
NET ASSETS -- 100.0%........                  $985,942,590
                                              ============




 *  Rate shown is the discount rate at time of purchase, not a coupon rate.
(a) The rate shown is the annualized seven-day yield at period end.
(b) Affiliated Fund managed by SSgA Funds Management, Inc.

(c) Value determined based on Level 1 inputs established under FAS 157. (Note 2)

(d) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157. (Note 2)
(e) Amount shown represents less than 0.05% of net assets.



See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL TIPS ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                 PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ---------        -----
U.S. TREASURY OBLIGATIONS -- 99.1%
Treasury Inflation Protected Indexed Bonds
  1.75%, 1/15/2028 (a).......   $ 7,869,475   $  7,453,888
  2.00%, 1/15/2026 (a).......    11,815,041     11,606,388
  2.38%, 1/15/2025 (a).......    18,840,768     19,429,541
  2.38%, 1/15/2027 (a).......     8,623,420      8,948,178
  2.50%, 1/15/2029 (a).......     5,117,547      5,451,007
  3.38%, 4/15/2032 (a).......     3,341,878      4,209,195
  3.63%, 4/15/2028 (a).......    10,945,845     13,348,786
  3.88%, 4/15/2029 (a).......    14,980,697     19,032,525
Treasury Inflation Protected Indexed Notes
  0.63%, 4/15/2013 (a).......    10,810,086     10,690,203
  1.25%, 4/15/2014...........     4,128,776      4,150,700
  1.38%, 7/15/2018 (a).......     7,323,968      7,109,961
  1.63%, 1/15/2015 (a).......    11,612,251     11,572,305
  1.63%, 1/15/2018 (a).......     8,667,414      8,590,188
  1.88%, 7/15/2013 (a).......    11,485,080     11,793,685
  1.88%, 7/15/2015 (a).......     9,217,946      9,321,648
  2.00%, 4/15/2012 (a).......    10,455,062     10,763,800
  2.00%, 1/15/2014 (a).......    14,988,786     15,349,417
  2.00%, 7/15/2014 (a).......    10,976,874     11,249,539
  2.00%, 1/15/2016 (a).......    12,218,974     12,417,533
  2.13%, 1/15/2019 (a).......    12,713,922     13,143,017
  2.38%, 4/15/2011 (a).......    12,311,865     12,687,007
  2.38%, 1/15/2017 (a).......     9,018,854      9,421,907
  2.50%, 7/15/2016 (a).......    11,506,217     12,090,503
  2.63%, 7/15/2017 (a).......    10,163,416     10,839,893
  3.00%, 7/15/2012 (a).......    13,500,172     14,316,527
  3.38%, 1/15/2012 (a).......     3,560,431      3,791,859
  3.50%, 1/15/2011 (a).......     6,723,349      7,024,825
                                              ------------
TOTAL U.S. TREASURY
  OBLIGATIONS --
  (Cost $283,865,654)........                  285,804,025
                                              ------------


SECURITY DESCRIPTION               SHARES         VALUE
--------------------               ------         -----
SHORT TERM INVESTMENTS -- 20.3%
MONEY MARKET FUNDS -- 20.3%
State Street Institutional
  Liquid Reserves Fund 0.42%,
  (b)(c).....................       266,601   $    266,601
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)...........    58,425,040     58,425,040
                                              ------------
TOTAL SHORT TERM
  INVESTMENTS -- (E)
  (Cost $58,691,641).........                   58,691,641
                                              ------------
TOTAL INVESTMENTS -- 119.4%
  (F)
  (Cost $342,557,295)........                  344,495,666
OTHER ASSETS AND
  LIABILITIES -- (19.4)%.....                  (55,994,269)
                                              ------------
NET ASSETS -- 100.0%.........                 $288,501,397
                                              ============




(a) Security, or portion thereof, was on loan at June 30, 2009.
(b) The rate shown is the annualized seven-day yield at period end.
(c) Affiliated Fund managed by SSgA Funds Management, Inc.
(d) Investments of cash collateral for securities loaned.
(e) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(f) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                PRINCIPAL
SECURITY DESCRIPTION              AMOUNT         VALUE
--------------------            ---------        -----
U.S. TREASURY OBLIGATIONS -- 99.2%
Treasury Bonds
  7.25%, 5/15/2016 (a).......  $   954,000   $  1,197,165
  7.50%, 11/15/2016..........      913,000      1,165,262
  8.75%, 5/15/2017 (a).......      828,000      1,134,641
  8.88%, 8/15/2017...........      542,000        750,204
  8.88%, 2/15/2019...........      371,000        529,198
  9.00%, 11/15/2018 (a)......      101,000        144,876
  9.13%, 5/15/2018 (a).......      340,000        487,353
  9.25%, 2/15/2016...........      250,000        342,298
  9.88%, 11/15/2015..........      292,000        408,277
  10.63%, 8/15/2015..........      181,000        259,664
  11.25%, 2/15/2015 (a)......      550,000        793,320
  11.75%, 11/15/2014.........      243,000        253,104
  12.50%, 8/15/2014 (a)......      218,000        221,226
Treasury Notes
  0.88%, 12/31/2010 (a)......    1,933,000      1,935,842
  0.88%, 1/31/2011...........    1,667,000      1,667,983
  0.88%, 2/28/2011...........    2,716,000      2,714,343
  0.88%, 3/31/2011 (a).......    2,172,000      2,169,003
  0.88%, 4/30/2011...........    2,179,000      2,172,637
  0.88%, 5/31/2011 (a).......    2,500,000      2,491,025
  1.13%, 12/15/2011 (a)......    1,467,000      1,459,812
  1.13%, 1/15/2012 (a).......    1,399,000      1,390,214
  1.25%, 11/30/2010 (a)......    1,874,000      1,887,718
  1.38%, 2/15/2012 (a).......      868,000        867,340
  1.38%, 3/15/2012...........    1,206,000      1,203,793
  1.38%, 4/15/2012 (a).......    1,356,000      1,351,295
  1.38%, 5/15/2012...........    1,850,000      1,839,881
  1.50%, 10/31/2010 (a)......    1,753,000      1,772,511
  1.50%, 12/31/2013 (a)......    1,317,000      1,268,561
  1.75%, 11/15/2011 (a)......    1,416,000      1,431,038
  1.75%, 1/31/2014 (a).......    1,499,000      1,456,818
  1.75%, 3/31/2014...........    1,631,000      1,577,634
  1.88%, 6/15/2012...........      900,000        906,190
  1.88%, 2/28/2014...........    1,372,000      1,336,451
  1.88%, 4/30/2014 (a).......      656,000        636,615
  2.00%, 9/30/2010 (a).......    2,045,000      2,080,522
  2.00%, 11/30/2013..........    1,432,000      1,411,093
  2.25%, 5/31/2014 (a).......    2,300,000      2,269,203
  2.38%, 8/31/2010 (a).......    2,015,000      2,056,811
  2.38%, 3/31/2016...........      664,000        632,752
  2.50%, 3/31/2013 (a).......      876,000        891,961
  2.63%, 6/30/2014...........    1,860,000      1,865,748
  2.63%, 2/29/2016...........      243,000        235,934
  2.63%, 4/30/2016...........    1,316,000      1,272,612
  2.75%, 7/31/2010 (a).......    1,925,000      1,970,411
  2.75%, 2/28/2013 (a).......    1,029,000      1,056,413
  2.75%, 10/31/2013 (a)......    1,531,000      1,559,492
  2.75%, 2/15/2019 (a).......    2,822,000      2,642,916
  2.88%, 1/31/2013 (a).......      887,000        917,300
  3.13%, 4/30/2013 (a).......      938,000        975,051
  3.13%, 8/31/2013 (a).......    1,393,000      1,443,301
  3.13%, 9/30/2013 (a).......    1,017,000      1,052,127
  3.13%, 5/15/2019...........    2,110,000      2,040,264
  3.25%, 5/31/2016...........      500,000        502,100
  3.25%, 6/30/2016...........    1,000,000      1,003,089
  3.38%, 11/30/2012..........      760,000        800,272
  3.38%, 6/30/2013 (a).......      790,000        827,588
  3.38%, 7/31/2013 (a).......    1,305,000      1,367,627
  3.50%, 5/31/2013 (a).......    1,199,000      1,263,302
  3.50%, 2/15/2018 (a).......    1,975,000      1,984,539
  3.63%, 12/31/2012..........      820,000        869,356
  3.63%, 5/15/2013 (a).......    1,149,000      1,215,332
  3.75%, 11/15/2018..........    2,915,000      2,965,109
  3.88%, 7/15/2010 (a).......      377,000        389,991
  3.88%, 9/15/2010 (a).......      477,000        495,808
  3.88%, 10/31/2012 (a)......      825,000        882,065
  3.88%, 2/15/2013...........      888,000        946,333
  3.88%, 5/15/2018...........    1,426,000      1,469,436
  4.00%, 11/15/2012..........    1,041,000      1,116,139
  4.00%, 2/15/2014 (a).......    1,683,000      1,801,517
  4.00%, 2/15/2015 (a).......    1,689,000      1,795,120
  4.00%, 8/15/2018...........    1,506,000      1,562,204
  4.13%, 8/15/2010 (a).......      803,000        835,128
  4.13%, 8/31/2012 (a).......      830,000        891,777
  4.13%, 5/15/2015 (a).......    1,961,000      2,092,465
  4.25%, 10/15/2010..........      743,000        777,661
  4.25%, 1/15/2011 (a).......      327,000        343,975
  4.25%, 9/30/2012...........      530,000        572,018
  4.25%, 8/15/2013 (a).......    1,089,000      1,177,677
  4.25%, 11/15/2013 (a)......    1,311,000      1,417,178
  4.25%, 8/15/2014 (a).......    1,452,000      1,566,592
  4.25%, 11/15/2014 (a)......    1,063,000      1,144,968
  4.25%, 8/15/2015 (a).......    1,871,000      2,006,760
  4.25%, 11/15/2017 (a)......    1,339,000      1,420,585
  4.38%, 12/15/2010 (a)......      793,000        834,696
  4.38%, 8/15/2012 (a).......      454,000        491,564
  4.50%, 11/15/2010..........      844,000        887,846
  4.50%, 2/28/2011 (a).......      934,000        990,311
  4.50%, 9/30/2011 (a).......      971,000      1,040,698
  4.50%, 11/30/2011 (a)......      893,000        961,547
  4.50%, 3/31/2012 (a).......      855,000        925,076
  4.50%, 4/30/2012 (a).......      855,000        925,443
  4.50%, 11/15/2015 (a)......      540,000        587,417
  4.50%, 2/15/2016 (a).......    1,340,000      1,453,806
  4.50%, 5/15/2017 (a).......    1,349,000      1,455,787
  4.63%, 8/31/2011 (a).......      961,000      1,030,442
  4.63%, 10/31/2011..........      439,000        472,698
  4.63%, 12/31/2011 (a)......      882,000        953,557
  4.63%, 2/29/2012...........      806,000        873,502
  4.63%, 7/31/2012 (a).......      857,000        933,890
  4.63%, 11/15/2016 (a)......    1,326,000      1,444,306
  4.63%, 2/15/2017 (a).......    1,265,000      1,376,282
  4.75%, 3/31/2011 (a).......      939,000      1,000,993
  4.75%, 1/31/2012 (a).......      789,000        857,162
  4.75%, 5/31/2012...........      857,000        934,661
  4.75%, 5/15/2014 (a).......    1,552,000      1,711,499
  4.75%, 8/15/2017 (a).......    1,340,000      1,469,136
  4.88%, 4/30/2011 (a).......    1,924,000      2,057,102
  4.88%, 5/31/2011...........      960,000      1,029,072
  4.88%, 7/31/2011 (a).......      921,000        990,885
  4.88%, 2/15/2012 (a).......    1,299,000      1,417,040
  4.88%, 6/30/2012 (a).......      817,000        895,424
  4.88%, 8/15/2016 (a).......    1,265,000      1,398,584
  5.00%, 2/15/2011...........      832,000        887,286
  5.00%, 8/15/2011 (a).......    1,025,000      1,108,958
  5.13%, 6/30/2011 (a).......      924,000        996,830


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                PRINCIPAL
SECURITY DESCRIPTION              AMOUNT         VALUE
--------------------            ---------        -----
  5.13%, 5/15/2016 (a).......  $ 1,254,000   $  1,406,536
  5.75%, 8/15/2010 (a).......      934,000        987,883
                                             ------------
TOTAL U.S. TREASURY
  OBLIGATIONS --
  (Cost $141,976,624)........                 141,888,833
                                             ------------


                                  SHARES
                                  ------
SHORT TERM INVESTMENTS -- 20.5%
MONEY MARKET FUNDS -- 20.5%
State Street Institutional
  Liquid
  Reserves Fund 0.42%,
  (b)(c).....................      162,579        162,579
State Street Navigator
  Securities
  Lending Prime Portfolio
  (c)(d).....................   29,226,033     29,226,033
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS -- (E)
  (Cost $29,388,612).........                  29,388,612
                                             ------------
TOTAL INVESTMENTS -- 119.7%
  (F)
  (Cost $171,365,236)........                 171,277,445
OTHER ASSETS AND
  LIABILITIES -- (19.7)%.....                 (28,207,331)
                                             ------------
NET ASSETS -- 100.0%.........                $143,070,114
                                             ============




(a) Security, or portion thereof, was on loan at June 30, 2009.
(b) The rate shown is the annualized seven-day yield at period end.
(c) Affiliated Fund managed by SSgA Funds Management, Inc.
(d) Investments of cash collateral for securities loaned.
(e) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(f) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL LONG TERM TREASURY ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT        VALUE
--------------------              ---------      -----
U.S. TREASURY OBLIGATIONS -- 98.5%
Treasury Bonds
  3.50%, 2/15/2039 (a)........   $  715,000   $   618,153
  4.25%, 5/15/2039 (a)........      777,000       768,989
  4.38%, 2/15/2038 (a)........      542,000       547,393
  4.50%, 2/15/2036 (a)........      883,000       909,631
  4.50%, 5/15/2038 (a)........      603,000       622,465
  4.75%, 2/15/2037 (a)........      465,000       498,201
  5.00%, 5/15/2037 (a)........      459,000       510,885
  5.25%, 11/15/2028...........      302,000       339,406
  5.25%, 2/15/2029 (a)........      316,000       355,449
  5.38%, 2/15/2031 (a)........      488,000       559,912
  5.50%, 8/15/2028 (a)........      338,000       390,410
  6.00%, 2/15/2026 (a)........      321,000       387,293
  6.13%, 11/15/2027 (a).......      607,000       747,715
  6.13%, 8/15/2029 (a)........      288,000       358,468
  6.25%, 8/15/2023 (a)........      670,000       816,455
  6.25%, 5/15/2030 (a)........      455,000       576,476
  6.38%, 8/15/2027 (a)........      252,000       318,019
  6.50%, 11/15/2026...........      208,000       264,645
  6.63%, 2/15/2027 (a)........      226,000       291,404
  6.75%, 8/15/2026............      235,000       305,805
  6.88%, 8/15/2025 (a)........      270,000       353,854
  7.13%, 2/15/2023 (a)........      463,000       605,169
  7.25%, 8/15/2022 (a)........      210,000       276,087
  7.50%, 11/15/2024 (a).......      185,000       254,479
  7.63%, 11/15/2022 (a).......      114,000       154,667
  7.63%, 2/15/2025............      209,000       291,258
  7.88%, 2/15/2021 (a)........      280,000       380,414
  8.00%, 11/15/2021 (a).......      852,000     1,176,382
  8.13%, 8/15/2019 (a)........      371,000       508,812
  8.13%, 5/15/2021 (a)........      276,000       382,348
  8.13%, 8/15/2021 (a)........      272,000       377,680
  8.50%, 2/15/2020............      267,000       375,653
  8.75%, 5/15/2020............      178,000       254,439
  8.75%, 8/15/2020 (a)........      474,000       679,185
                                              -----------
TOTAL U.S. TREASURY
  OBLIGATIONS --
  (Cost $16,285,957)..........                 16,257,601
                                              -----------


SECURITY DESCRIPTION               SHARES
--------------------               ------
SHORT TERM INVESTMENTS -- 20.5%
MONEY MARKET FUNDS -- 20.5%
State Street Institutional
  Liquid Reserves Fund 0.42%
  (b)(c)......................       14,771   $    14,771
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)............    3,366,905     3,366,905
                                              -----------
TOTAL SHORT TERM
  INVESTMENTS -- (E)
  (Cost $3,381,676)...........                  3,381,676
                                              -----------
TOTAL INVESTMENTS -- 119.0%
  (F)
  (Cost $19,667,633)..........                 19,639,277
OTHER ASSETS AND
  LIABILITIES -- (19.0)%......                 (3,140,571)
                                              -----------
NET ASSETS -- 100.0%..........                $16,498,706
                                              ===========




(a) Security, or portion thereof, was on loan at June 30, 2009.
(b) The rate shown is the annualized seven-day yield at period end.
(c) Affiliated Fund managed by SSgA Funds Management, Inc.
(d) Investments of cash collateral for securities loaned.
(e) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(f) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                PRINCIPAL
SECURITY DESCRIPTION              AMOUNT         VALUE
--------------------            ---------        -----
CORPORATE BONDS & NOTES -- 24.0%
AEROSPACE & DEFENSE -- 0.7%
Boeing Co.
  6.13%, 2/15/2033..........   $   155,000   $     163,188
General Dynamics Corp.
  5.25%, 2/1/2014...........       210,000         222,155
Honeywell International,
  Inc.
  6.13%, 11/1/2011 (a)......       830,000         903,296
                                             -------------
                                                 1,288,639
                                             -------------
AIR FREIGHT & LOGISTICS -- 0.1%
United Parcel Service, Inc.
  6.20%, 1/15/2038..........       240,000         258,088
                                             -------------
AUTOMOBILES-- 0.0% (B)
Daimler Finance North
  America LLC
  8.00%, 6/15/2010 (a)......         5,000           5,150
                                             -------------
BEVERAGES -- 0.1%
Diageo Capital PLC
  5.75%, 10/23/2017.........       240,000         252,533
                                             -------------
CAPITAL MARKETS -- 0.8%
Svensk Exportkredit AB
  5.13%, 3/1/2017...........       385,000         391,433
The Goldman Sachs Group,
  Inc.:
  5.35%, 1/15/2016..........       715,000         698,663
  5.95%, 1/15/2027..........       565,000         484,525
                                             -------------
                                                 1,574,621
                                             -------------
CHEMICALS -- 0.4%
E.I. du Pont de Nemours &
  Co.
  5.25%, 12/15/2016 (a).....       385,000         395,160
The Dow Chemical Co.
  8.55%, 5/15/2019..........       310,000         308,439
                                             -------------
                                                   703,599
                                             -------------
COMMERCIAL BANKS -- 3.8%
Bank of New York Mellon
  Corp.
  4.95%, 11/1/2012..........       510,000         537,706
Deutsche Bank AG London
  6.00%, 9/1/2017...........       435,000         442,706
European Investment Bank:
  2.00%, 2/10/2012 (a)......     1,030,000       1,035,553
  2.38%, 3/14/2014..........       515,000         500,289
HSBC Bank USA NA
  4.63%, 4/1/2014 (a).......       350,000         343,636
Inter-American Development
  Bank
  5.13%, 9/13/2016..........       385,000         413,156
International Bank for
  Reconstruction &
  Development
  4.75%, 2/15/2035..........        80,000          76,058
JPMorgan Chase Bank NA
  6.00%, 10/1/2017..........       525,000         514,135
Key Bank NA
  5.80%, 7/1/2014...........       435,000         399,394
Kreditanstalt fuer
  Wiederaufbau:
  3.25%, 10/14/2011.........       515,000         533,321
  4.00%, 10/15/2013.........       680,000         708,051
  4.50%, 7/16/2018..........       205,000         209,507
Oesterreichische
  Kontrollbank AG
  4.75%, 10/16/2012 (a).....       385,000         408,277
US Bank NA
  6.38%, 8/1/2011...........       240,000         256,640
Wachovia Bank NA
  5.85%, 2/1/2037...........       275,000         237,645
Wells Fargo & Co:
  4.88%, 1/12/2011..........       385,000         395,898
  5.63%, 12/11/2017.........       240,000         236,057
Wells Fargo Bank NA
  4.75%, 2/9/2015...........       330,000         313,994
                                             -------------
                                                 7,562,023
                                             -------------
COMMUNICATIONS EQUIPMENT -- 0.1%
Cisco Systems, Inc.
  5.50%, 2/22/2016..........       230,000         244,775
                                             -------------
COMPUTERS & PERIPHERALS -- 0.4%
International Business
  Machines Corp.:
  5.70%, 9/14/2017..........       200,000         212,433
  5.88%, 11/29/2032 (a).....       155,000         161,256
Oracle Corp.
  5.00%, 1/15/2011..........       385,000         402,900
                                             -------------
                                                   776,589
                                             -------------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
Stanford University
  4.75%, 5/1/2019...........       100,000          99,807
                                             -------------
DIVERSIFIED FINANCIAL SERVICES -- 6.3%
American Express Credit
  Corp.
  5.88%, 5/2/2013...........       255,000         253,393
Asian Development Bank
  4.38%, 9/17/2010..........       105,000         108,995
Bank of America NA
  5.30%, 3/15/2017..........     1,135,000         962,609
BP Capital Markets PLC
  3.13%, 3/10/2012..........       200,000         204,190
Caterpillar Financial
  Services Corp.
  7.15%, 2/15/2019 (a)......       210,000         225,471
Citigroup Funding, Inc.
  0.94%, 5/5/2011 (c).......     5,300,000       5,305,809
Citigroup, Inc.
  5.63%, 8/27/2012..........     1,115,000       1,038,864
Credit Suisse USA, Inc.
  6.50%, 1/15/2012..........       555,000         589,316
General Electric Capital
  Corp.:
  5.25%, 10/19/2012.........       385,000         396,512
  5.63%, 5/1/2018...........       835,000         793,170
  6.75%, 3/15/2032..........       230,000         206,374
HSBC Finance Corp.
  5.25%, 1/14/2011..........       320,000         320,605
Merrill Lynch & Co., Inc.:
  5.38%, 8/12/2048..........       400,000         258,265
  6.88%, 4/25/2018..........       550,000         504,025
Morgan Stanley:
  6.00%, 5/13/2014..........       530,000         539,811
  6.63%, 4/1/2018...........       370,000         367,556
National Rural Utilities
  Cooperative Finance Corp.
  8.00%, 3/1/2032...........       340,000         377,722
                                             -------------
                                                12,452,687
                                             -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
Deutsche Telekom
  International Finance BV.:
  6.75%, 8/20/2018..........       200,000         211,219
  8.50%, 6/15/2010..........        25,000          26,403
Qwest Corp.
  8.38%, 5/1/2016 (d).......        15,000          14,400
Telefonica SA
  4.95%, 1/15/2015..........       200,000         202,991
Verizon Communications, Inc.
  6.40%, 2/15/2038..........       410,000         403,927
                                             -------------
                                                   858,940
                                             -------------


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                PRINCIPAL
SECURITY DESCRIPTION              AMOUNT         VALUE
--------------------            ---------        -----
ELECTRIC UTILITIES -- 1.2%
Duke Energy Carolinas LLC
  7.00%, 11/15/2018 (a).....   $   590,000   $     685,842
Pacific Gas & Electric Co.
  4.80%, 3/1/2014...........       830,000         847,025
Progress Energy, Inc.
  7.75%, 3/1/2031...........       385,000         444,716
San Diego Gas & Electric Co.
  6.13%, 9/15/2037..........       105,000         112,540
Virginia Electric and Power
  Co.
  5.10%, 11/30/2012.........       340,000         358,283
                                             -------------
                                                 2,448,406
                                             -------------
FOOD & STAPLES RETAILING -- 0.6%
CVS Caremark Corp.
  6.25%, 6/1/2027...........       240,000         242,202
Safeway, Inc.
  5.63%, 8/15/2014 (a)......       205,000         211,099
Target Corp.
  7.00%, 1/15/2038..........       300,000         318,774
Wal-Mart Stores, Inc.
  5.88%, 4/5/2027 (a).......       310,000         320,755
                                             -------------
                                                 1,092,830
                                             -------------
FOOD PRODUCTS -- 0.5%
Archer-Daniels-Midland Co.
  5.38%, 9/15/2035..........       230,000         213,599
General Mills, Inc.
  5.70%, 2/15/2017..........       385,000         402,529
Kraft Foods, Inc.
  5.63%, 11/1/2011..........       385,000         406,978
                                             -------------
                                                 1,023,106
                                             -------------
GAS UTILITIES -- 0.1%
KeySpan Corp.
  7.63%, 11/15/2010.........       105,000         110,792
                                             -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.1%
Baxter International, Inc.
  6.25%, 12/1/2037..........       145,000         155,847
                                             -------------
HEALTH CARE PROVIDERS & SERVICES -- 0.4%
UnitedHealth Group, Inc.
  5.25%, 3/15/2011 (a)......       830,000         848,694
                                             -------------
HOTELS, RESTAURANTS & LEISURE -- 0.2%
McDonald's Corp.
  5.35%, 3/1/2018...........       340,000         357,440
                                             -------------
HOUSEHOLD PRODUCTS -- 0.2%
Kimberly-Clark Corp.
  5.00%, 8/15/2013..........       205,000         213,829
Procter & Gamble Co.
  5.55%, 3/5/2037...........       230,000         232,783
                                             -------------
                                                   446,612
                                             -------------
INDUSTRIAL CONGLOMERATES -- 0.2%
General Electric Co.
  5.25%, 12/6/2017..........       340,000         333,774
                                             -------------
INSURANCE -- 0.8%
Allstate Corp.
  5.95%, 4/1/2036...........       155,000         138,599
American International
  Group, Inc.
  5.45%, 5/18/2017..........       750,000         390,000
Berkshire Hathaway Finance
  Corp.
  5.00%, 8/15/2013..........       205,000         216,630
MetLife, Inc.
  5.70%, 6/15/2035..........       385,000         335,193
Travelers Cos., Inc.
  6.25%, 3/15/2037 (e)......       385,000         296,450
XL Capital, Ltd.
  6.50%, 12/31/2049 (e)(f)..       385,000         188,650
                                             -------------
                                                 1,565,522
                                             -------------
MACHINERY -- 0.1%
Caterpillar, Inc.
  6.05%, 8/15/2036..........       155,000         145,884
                                             -------------
MEDIA -- 0.9%
CBS Corp.
  8.20%, 5/15/2014 (a)......       200,000         202,000
Comcast Corp.:
  6.40%, 5/15/2038..........       200,000         194,495
  6.50%, 1/15/2017..........       310,000         323,591
News America, Inc.
  6.15%, 3/1/2037...........       230,000         193,642
Time Warner Cable, Inc.
  5.85%, 5/1/2017...........       310,000         307,594
Time Warner, Inc.
  7.70%, 5/1/2032...........       230,000         225,987
Walt Disney Co.
  5.70%, 7/15/2011..........       205,000         220,211
                                             -------------
                                                 1,667,520
                                             -------------
METALS & MINING -- 0.5%
Alcoa, Inc.
  5.38%, 1/15/2013 (a)......       205,000         198,850
Rio Tinto Finance USA, Ltd.
  5.88%, 7/15/2013..........       410,000         413,150
Vale Overseas, Ltd.
  6.88%, 11/21/2036.........       310,000         292,327
                                             -------------
                                                   904,327
                                             -------------
MULTI-UTILITIES -- 0.2%
MidAmerican Energy Holdings
  Co.
  6.13%, 4/1/2036...........       385,000         380,509
                                             -------------
OFFICE ELECTRONICS -- 0.2%
Xerox Corp.
  5.65%, 5/15/2013..........       410,000         404,260
                                             -------------
OIL, GAS & CONSUMABLE FUELS -- 1.7%
Anadarko Petroleum Corp.
  5.95%, 9/15/2016..........       310,000         303,338
Canadian Natural Resources,
  Ltd.
  6.25%, 3/15/2038..........       385,000         374,256
ConocoPhillips Canada
  Funding Co.
  5.63%, 10/15/2016.........       830,000         865,206
Kinder Morgan Energy
  Partners LP
  5.80%, 3/15/2035..........       165,000         139,555
Pemex Project Funding Master
  Trust
  6.63%, 6/15/2035 (a)......       105,000          94,762
Shell International Finance
  BV
  6.38%, 12/15/2038.........       210,000         226,507
Southern Natural Gas Co.
  5.90%, 4/1/2017 (d).......       830,000         798,785
Transocean, Inc.
  6.00%, 3/15/2018..........       145,000         149,705
Weatherford International,
  Inc.
  6.80%, 6/15/2037..........       229,000         207,535
XTO Energy, Inc.
  5.90%, 8/1/2012...........       155,000         164,303
                                             -------------
                                                 3,323,952
                                             -------------
PHARMACEUTICALS -- 1.0%
Abbott Laboratories
  5.60%, 5/15/2011..........       385,000         412,036


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                PRINCIPAL
SECURITY DESCRIPTION              AMOUNT         VALUE
--------------------            ---------        -----
AstraZeneca PLC
  6.45%, 9/15/2037..........   $    75,000   $      82,679
Eli Lilly & Co.
  5.20%, 3/15/2017..........       310,000         321,443
Pfizer, Inc.
  6.20%, 3/15/2019..........       420,000         458,893
Schering-Plough Corp.
  6.00%, 9/15/2017..........       385,000         409,981
Wyeth
  5.95%, 4/1/2037...........       230,000         237,483
                                             -------------
                                                 1,922,515
                                             -------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
Simon Property Group LP
  5.60%, 9/1/2011...........       255,000         257,550
                                             -------------
ROAD & RAIL -- 0.3%
CSX Corp.
  6.15%, 5/1/2037...........       155,000         144,032
Norfolk Southern Corp.
  7.70%, 5/15/2017..........       310,000         348,357
                                             -------------
                                                   492,389
                                             -------------
SPECIALTY RETAIL -- 0.2%
Home Depot, Inc.
  5.40%, 3/1/2016...........       385,000         380,229
                                             -------------
TOBACCO -- 0.2%
Philip Morris International,
  Inc.
  4.88%, 5/16/2013..........       410,000         428,602
                                             -------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
AT&T Corp.
  8.00%, 11/15/2031.........       435,000         502,029
Embarq Corp.
  7.08%, 6/1/2016...........       155,000         151,900
New Cingular Wireless
  Services, Inc.
  8.13%, 5/1/2012...........       385,000         430,211
Telecom Italia Capital
  5.25%, 10/1/2015..........       520,000         491,480
Verizon Global Funding Corp.
  6.88%, 6/15/2012 (a)......       385,000         422,119
Vodafone Group PLC
  5.63%, 2/27/2017..........       230,000         232,847
                                             -------------
                                                 2,230,586
                                             -------------
TOTAL CORPORATE BONDS &
  NOTES --
  (Cost $46,849,723)........                    46,998,797
                                             -------------
FOREIGN GOVERNMENT OBLIGATIONS -- 1.6%
Federal Republic of Brazil
  8.25%, 1/20/2034..........       340,000         404,600
Province of Ontario
  4.95%, 6/1/2012...........       435,000         466,496
Province of Quebec
  7.50%, 9/15/2029..........       435,000         536,219
Republic of Italy
  5.63%, 6/15/2012..........       750,000         815,866
United Mexican States
  5.63%, 1/15/2017..........       830,000         836,225
                                             -------------
TOTAL FOREIGN GOVERNMENT
  OBLIGATIONS --
  (Cost $3,057,298).........                     3,059,406
                                             -------------
U.S. GOVERNMENT AGENCY MBS TBA -- 38.1%
Fannie Mae
  4.00% 30YR TBA............     1,400,000       1,358,875
  5.00% 15YR TBA............     2,900,000       3,001,047
  5.50% 30YR TBA............    18,000,000      18,576,562
  6.00% 15YR TBA............     2,700,000       2,857,781
  6.50% 30YR TBA............     6,100,000       6,496,500
Freddie Mac
  4.00% 15YR TBA............     1,000,000       1,000,938
  4.50% 15YR TBA............     2,850,000       2,908,781
  4.50% 30YR TBA............     4,200,000       4,183,922
  5.00% 30YR TBA............    11,400,000      11,600,391
  5.50% 15YR TBA............     2,000,000       2,089,375
  6.00% 30YR TBA............     9,300,000       9,703,969
Ginnie Mae
  4.50% 30YR TBA............     1,000,000         999,219
  5.00% 30YR TBA............     2,300,000       2,346,359
  5.50% 30YR TBA............     3,200,000       3,304,500
  6.00% 30YR TBA............     3,000,000       3,123,750
  6.50% 30YR TBA............     1,000,000       1,061,250
                                             -------------
TOTAL U.S. GOVERNMENT AGENCY
  MBS TBA --
  (Cost $74,506,168)........                    74,613,219
                                             -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.5%
Fannie Mae
  1.75%, 3/23/2011 (a)......     2,050,000       2,068,276
  2.50%, 5/15/2014 (a)......     2,570,000       2,525,679
  3.00%, 7/12/2010..........     2,050,000       2,098,968
  5.00%, 2/16/2012 (a)......     1,153,000       1,253,384
  5.00%, 5/11/2017 (a)......     1,150,000       1,255,176
  7.13%, 1/15/2030 (a)......       785,000       1,014,418
Federal Home Loan Bank
  5.13%, 8/14/2013 (a)......     1,670,000       1,836,808
  5.38%, 8/19/2011..........     2,970,000       3,218,485
Freddie Mac
  2.13%, 3/23/2012 (a)......     1,030,000       1,041,284
  2.50%, 1/7/2014 (a).......     1,030,000       1,021,385
  4.50%, 1/15/2013..........        30,000          32,434
  5.00%, 4/18/2017 (a)......     1,213,000       1,322,815
                                             -------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS --
  (Cost $18,301,370)........                    18,689,112
                                             -------------
U.S. TREASURY OBLIGATIONS -- 25.4%
Treasury Bonds
  4.25%, 5/15/2039..........       200,000         197,337
  4.38%, 2/15/2038 (a)......     1,700,000       1,716,915
  5.50%, 8/15/2028 (a)......     1,145,000       1,322,544
  8.00%, 11/15/2021 (a).....     2,890,000       3,990,310
  8.88%, 8/15/2017..........     2,803,000       3,879,745
Treasury Notes
  0.88%, 12/31/2010 (a).....     6,495,000       6,504,548
  1.13%, 6/30/2011..........       500,000         499,943
  1.38%, 5/15/2012 (a)......     8,590,000       8,543,013
  1.75%, 3/31/2014 (a)......     1,750,000       1,692,740
  2.38%, 8/31/2010 (a)......     2,155,000       2,199,716
  2.75%, 2/15/2019..........       300,000         280,571
  3.13%, 8/31/2013 (a)......     4,010,000       4,154,801
  3.25%, 6/30/2016..........       500,000         501,154
  3.88%, 7/15/2010 (a)......     1,000,000       1,034,460
  3.88%, 5/15/2018 (a)......     2,320,000       2,390,667
  4.13%, 5/15/2015 (a)......     3,760,000       4,012,070
  4.50%, 9/30/2011 (a)......     2,130,000       2,282,891
  4.75%, 8/15/2017 (a)......     2,295,000       2,516,169
  4.88%, 4/30/2011 (a)......     2,000,000       2,138,360
                                             -------------
TOTAL U.S. TREASURY
  OBLIGATIONS --
  (Cost $50,186,891)........                    49,857,954
                                             -------------


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                PRINCIPAL
SECURITY DESCRIPTION              AMOUNT         VALUE
--------------------            ---------        -----
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.7%
Bear Stearns Commercial
  Mortgage Securities
  4.75%, 2/13/2046 (e)......   $   550,000   $     480,149
GE Capital Commercial
  Mortgage Corp.
  5.54%, 12/10/2049.........       400,000         271,928
Greenwich Capital Commercial
  Funding Corp.
  4.80%, 8/10/2042 (e)......       500,000         430,823
GS Mortgage Securities Corp.
  II
  5.40%, 8/10/2038 (e)......       475,000         445,180
  5.55%, 4/10/2038 (e)......       500,000         417,274
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  4.87%, 3/15/2046..........       250,000         220,772
  4.88%, 1/12/2038 (e)......       500,000         473,238
  5.44%, 6/12/2047..........       510,000         379,895
  5.81%, 6/12/2043 (e)......       500,000         391,390
LB-UBS Commercial Mortgage
  Trust
  4.37%, 3/15/2036..........       450,000         391,475
  4.51%, 12/15/2029.........       500,000         447,364
Morgan Stanley Capital I
  5.51%, 11/12/2049 (e).....       475,000         393,505
  5.61%, 4/15/2049..........       205,000         182,884
Wachovia Bank Commercial Mortgage Trust
  4.96%, 11/15/2035 (e).....       500,000         472,134
                                             -------------
TOTAL COMMERCIAL MORTGAGE-
  BACKED SECURITIES
  (Cost $5,343,031).........                     5,398,011
                                             -------------
ASSET-BACKED -- 0.5%
CREDIT CARD RECEIVABLES -- 0.5%
Capital One Multi-Asset Execution Trust
  5.05%, 2/15/2016..........       245,000         251,915
Citibank Credit Card
  Issuance Trust
  4.90%, 6/23/2016..........       200,000         202,250
  5.35%, 2/7/2020...........       295,000         294,503
  5.65%, 9/20/2019..........       200,000         203,142
                                             -------------
TOTAL ASSET-BACKED --
  (Cost $949,126)...........                       951,810
                                             -------------
MUNICIPAL BONDS AND NOTES -- 0.0% (B)
CALIFORNIA -- 0.0% (B)
California, State General
  Obligation
  5.95%, 4/1/2016
  (Cost $35,173)............        35,000          34,128
                                             -------------

                                  SHARES
                                  ------
SHORT TERM INVESTMENTS -- 50.7%
MONEY MARKET FUNDS -- 50.7%
State Street Institutional
  Liquid Reserves Fund 0.42%
  (g)(h)(i).................    69,853,146      69,853,146
State Street Navigator
  Securities Lending Prime
  Portfolio (g)(j)..........    29,519,870      29,519,870
                                             -------------
TOTAL SHORT TERM
  INVESTMENTS -- (K)
  (Cost $99,373,016)........                    99,373,016
                                             -------------
TOTAL INVESTMENTS --  152.5%
  (L)
  (Cost $298,601,796).......                   298,975,453
OTHER ASSETS AND
  LIABILITIES -- (52.5)%....                  (102,885,743)
                                             -------------
NET ASSETS -- 100.0%........                 $ 196,089,710
                                             =============




(a) Security, or portion thereof, was on loan as of June 30, 2009.
(b) Amount shown represents less than 0.05% of net assets.
(c) Floating Rate Note. Rate shown is rate is as of June 30, 2009.
(d) Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represents 0.4% of net assets as of June 30, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e) Variable Rate Security. Rate shown is as of June 30, 2009.
(f) Security is valued at fair value as determined in good faith by the Trust's Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees.
(g) Affiliated Fund managed by SSgA Funds Management, Inc.
(h) The rate shown is the annualized seven-day yield at period end.
(i) Security, or portion thereof, has been designated as collateral for TBA securities.
(j) Investments of cash collateral for securities loaned.
(k) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(l) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157. (Note 2)
TBA = To Be Announced


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                 PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ---------        -----

MUNICIPAL BONDS AND NOTES -- 97.3%
ALABAMA -- 0.8%
Alabama, Auburn University,
  General Fee Revenue
  5.00%, 6/1/2038 (a)........   $ 2,200,000   $  2,207,018
Alabama, Public School &
  College Authority
  5.00%, 12/1/2023...........     1,500,000      1,560,450
Birmingham, AL, Capital
  Investment Series A 4.50%,
  12/1/2027 (a)..............     1,000,000        913,770
                                              ------------
                                                 4,681,238
                                              ------------
ALASKA -- 0.5%
Alaska, State General
  Obligation Series A 5.00%,
  8/1/2024...................     2,580,000      2,785,394
                                              ------------
ARIZONA -- 4.0%
Arizona, Salt River Project,
  Agricultural Improvement &
  Power District:
  Series A 5.00%, 1/1/2016...       500,000        564,510
  Series A 5.00%, 1/1/2022...       500,000        530,505
  Series A 5.00%, 1/1/2027...     2,500,000      2,562,525
Arizona, State Transportation
  Board, Excise Tax Revenue
  5.00%, 7/1/2021............     1,500,000      1,619,760
Arizona, State Transportation
  Board, Highway Revenue
  Series A 5.00%, 7/1/2028...     7,145,000      7,438,802
Chandler, AZ, General
  Obligation
  4.25%, 7/1/2026............     5,000,000      4,841,100
Maricopa County, AZ,
  Community College District,
  General Obligation Series C
  3.00%, 7/1/2022............     2,000,000      1,679,240
Phoenix, AZ, Civic
  Improvement Corp.,
  Wastewater System Revenue,
  Senior Lien
  5.50%, 7/1/2019............     1,000,000      1,140,640
Phoenix, AZ, General
  Obligation Series A 5.00%,
  7/1/2017...................     1,000,000      1,119,980
Pima County, AZ, Industrial
  Development Authority,
  Lease Revenue
  5.00%, 9/1/2039............     2,000,000      1,841,060
                                              ------------
                                                23,338,122
                                              ------------
CALIFORNIA -- 10.6%
Azusa, CA, Public Financing
  Authority, Revenue
  5.00%, 7/1/2039 (a)........     1,200,000      1,134,180
California, Golden Empire
  Schools Financing
  Authority, Lease Revenue
  4.00%, 5/1/2010............     4,000,000      4,057,720
California, State Public
  Works Board, Lease Revenue
  Series D 5.00%, 5/1/2025...     1,000,000        978,540
California, State University
  Revenue:
  Series A 4.50%, 11/1/2044
  (a)........................     6,090,000      5,002,813
  Series A 5.00%, 11/1/2037
  (a)........................     1,000,000        915,680
Foothill-De Anza, CA,
  Community College District,
  General Obligation Series B
  5.00%, 8/1/2027 (a)........     4,475,000      4,453,744
Los Angeles, CA, Unified
  School District:
  Series B 4.75%, 7/1/2019
  (a)........................     3,485,000      3,570,278
  Series A-1 5.00%, 7/1/2016
  (a)........................     3,000,000      3,160,710
  Series A 5.00%, 7/1/2018
  (a)........................       900,000        939,321
Metropolitan Water District
  of Southern California,
  Waterworks Revenue Series A
  5.00%, 1/1/2029............     4,900,000      4,985,162
Rancho Santiago, CA,
  Community College District,
  General Obligation
  5.00%, 9/1/2026 (a)........     3,535,000      3,590,888
San Diego, CA, Community
  College District
  5.00%, 5/1/2020 (a)........     2,720,000      2,849,744
San Diego, CA, Unified School
  District Series C-2 5.50%,
  7/1/2019 (a)...............     1,600,000      1,777,888
San Francisco, CA, Bay Area
  Rapid Transit District:
  Series B 5.00%, 8/1/2022...     1,500,000      1,597,215
  Series B 5.00%, 8/1/2032...     1,600,000      1,617,936
San Francisco, CA, City &
  County Public Utilities
  Commission Water Revenue
  Series A 4.50%, 11/1/2031
  (a)........................     1,000,000        883,380
San Francisco, CA, Community
  College District
  Series B 5.00%, 6/15/2028
  (a)........................     5,225,000      5,240,727
San Francisco, CA, Toll
  Bridge Revenue Series F
  5.00%, 4/1/2031............     4,775,000      4,591,019
San Jose, CA, Evergreen
  Community College District
  Series A Zero Coupon,
  9/1/2020 (a)...............     2,500,000      1,398,025
University of California:
  Series J 4.50%, 5/15/2031
  (a)........................     3,000,000      2,633,400
  Series B 4.75%, 5/15/2038..     1,300,000      1,149,434
  Series E 5.00%, 5/15/2014
  (a)........................     3,180,000      3,491,068
West Valley-Mission Community
  College District, CA,
  Election 2004-A
  5.00%, 8/1/2030 (a)........     2,000,000      1,971,740
                                              ------------
                                                61,990,612
                                              ------------
COLORADO -- 1.7%
Cherry Creek, CO, Arapahoe
  County School District,
  General Obligation
  5.50%, 12/15/2013 (a)......     2,030,000      2,327,720
Douglas County, CO, School
  District Series B 5.00%,
  12/15/2019.................     2,000,000      2,204,640
Platte River, CO, Power
  Authority Revenue:
  Series HH 5.00%, 6/1/2024..     1,255,000      1,330,388
  Series HH 5.00%, 6/1/2029..     1,000,000      1,024,290
University of Colorado,
  Enterprise System Revenue
  5.00%, 6/1/2023 (a)........     3,000,000      3,114,660
                                              ------------
                                                10,001,698
                                              ------------


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                 PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ---------        -----
CONNECTICUT -- 1.5%
Connecticut, State General
  Obligation:
  Series A 4.50%, 5/1/2026...   $ 1,000,000   $  1,019,100
  Series C 5.00%, 4/1/2011
  (a)........................     2,000,000      2,134,460
  Series B 5.00%, 4/15/2012..     5,000,000      5,495,350
                                              ------------
                                                 8,648,910
                                              ------------
DELAWARE -- 0.6%
Delaware, State General
  Obligation
  5.00%, 3/1/2013............     1,000,000      1,119,390
New Castle County, DE,
  General Obligation
  Series A 5.00%, 7/15/2039..     2,500,000      2,556,450
                                              ------------
                                                 3,675,840
                                              ------------
DISTRICT OF COLUMBIA -- 1.7%
District of Columbia, Water &
  Sewer Authority, Public
  Utility Revenue Series A
  5.50%, 10/1/2039...........     5,000,000      5,156,600
Metropolitan Washington DC,
  Airport Authority System
  Series C 5.00%, 10/1/2028..     5,000,000      4,926,750
                                              ------------
                                                10,083,350
                                              ------------
FLORIDA -- 1.6%
Florida, State Board of
  Education, General
  Obligation
  Series B 5.25%, 6/1/2013...     2,000,000      2,222,140
Florida, State Board of
  Education, Public Education
  Capital Outlay Series A
  5.00%, 6/1/2016............       900,000        996,075
Gainesville, FL, Utility
  System Revenue, (Pre-
  refunded)
  Series A 5.00%, 10/1/2035
  (a)........................       900,000      1,033,623
JEA, FL, Bulk Power Supply
  System Revenue, Scherer 4
  Project
  Series A 5.63%, 10/1/2033..     5,000,000      5,068,900
                                              ------------
                                                 9,320,738
                                              ------------
GEORGIA -- 2.8%
Atlanta, GA, Metropolitan
  Rapid Transit Authority,
  Sales Tax Revenue Series B
  5.00%, 7/1/2037 (a)........     6,875,000      6,813,537
Augusta, GA, Water & Sewer
  Revenue
  5.00%, 10/1/2014 (a).......     1,085,000      1,221,287
De Kalb County, GA, Water &
  Sewer Revenue
  Series B 5.25%, 10/1/2024..     3,000,000      3,435,660
Georgia, State General
  Obligation:
  Series D 5.00%, 7/1/2009...     1,000,000      1,000,000
  Series B 5.00%, 4/1/2012...     2,000,000      2,202,800
Milledgeville -- Baldwin
  County, GA, Development
  Authority,
  (Pre-refunded)
  5.50%, 9/1/2024............     1,500,000      1,763,685
                                              ------------
                                                16,436,969
                                              ------------
HAWAII -- 1.8%
Hawaii, State General
  Obligation:
  Series DF 5.00%, 7/1/2020
  (a)........................     1,360,000      1,463,224
  Series DJ 5.00%, 4/1/2023
  (a)........................       900,000        961,794
  Series DI 5.00%, 3/1/2025
  (a)........................     5,000,000      5,232,750
Hawaii, State Highway Revenue
  Series B 5.00%, 7/1/2015
  (a)........................     1,285,000      1,448,863
Honolulu, HI, City & County
  General Obligation
  Series A 5.00%, 7/1/2029
  (a)........................     1,500,000      1,522,680
                                              ------------
                                                10,629,311
                                              ------------
ILLINOIS -- 4.9%
Chicago, IL, General
  Obligation:
  Series A 5.00%, 1/1/2015
  (a)........................       900,000        978,552
  Series B 5.00%, 1/1/2022
  (a)........................     1,000,000      1,040,340
Chicago, IL, Metropolitan
  Water Reclamation District:
  Series A 5.00%, 12/1/2020..     1,000,000      1,116,060
  Series C 5.25%, 12/1/2032..     5,000,000      5,380,200
Chicago, IL, O'Hare
  International Airport
  Revenue
  Series A 5.00%, 1/1/2038
  (a)........................     1,500,000      1,444,875
Chicago, IL, Water Revenue
  5.25%, 11/1/2038...........     2,500,000      2,496,100
Illinois Finance Authority
  Revenue, University of
  Chicago
  Series B 6.25%, 7/1/2038...     5,000,000      5,520,300
Illinois, State General
  Obligation:
  Series B 5.00%, 3/1/2014...     2,000,000      2,186,980
  Series A 5.00%, 6/1/2021...     5,000,000      5,284,950
Kendall, Kane, & Will
  Counties, IL, School
  District, General
  Obligation Zero Coupon,
  2/1/2022 (a)...............     5,000,000      2,354,650
Southwestern, IL, Development
  Authority Revenue
  Zero Coupon, 12/1/2021
  (a)........................     1,125,000        595,159
                                              ------------
                                                28,398,166
                                              ------------
INDIANA -- 1.9%
Indiana, Finance Authority,
  Highway Revenue:
  Series A 4.50%, 12/1/2020
  (a)........................     1,000,000      1,020,160
  Series A 4.50%, 6/1/2027
  (a)........................     5,000,000      4,879,650
Indiana, State Finance
  Authority, Lease Revenue
  Series A-1 5.00%,
  11/1/2015..................     3,000,000      3,379,710
Indiana, State Finance
  Authority, State Revolving
  Fund Program Revenue Series
  B 5.00%, 2/1/2018..........     1,535,000      1,711,755
                                              ------------
                                                10,991,275
                                              ------------
KANSAS -- 0.4%
Kansas, State Department of
  Transportation, Highway
  Revenue Series A 5.00%,
  9/1/2011...................     2,000,000      2,165,020
                                              ------------
KENTUCKY -- 0.7%
Kentucky, State Property &
  Buildings Commission
  5.00%, 8/1/2013 (a)........     1,000,000      1,098,580


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                 PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ---------        -----
Kentucky, State Turnpike
  Authority, Economic
  Development Road Revenue
  5.00%, 7/1/2025 (a)........   $ 1,500,000   $  1,548,495
Kentucky, State Turnpike
  Authority, Economic
  Recovery
  Series B 4.50%, 7/1/2023...     1,285,000      1,289,575
                                              ------------
                                                 3,936,650
                                              ------------
LOUISIANA -- 0.9%
Louisiana, State Gas & Fuels
  Tax Revenue
  Series A 5.00%, 5/1/2031
  (a)........................     5,365,000      5,410,871
                                              ------------
MARYLAND -- 2.1%
Maryland, State Department of
  Transportation, Highway
  Revenue:
  5.00%, 2/15/2015...........     1,500,000      1,695,060
  5.00%, 2/15/2017...........     1,925,000      2,182,295
Maryland, State General
  Obligation:
  5.00%, 8/1/2012............     1,250,000      1,391,113
  Series A 5.25%, 2/15/2013..     1,000,000      1,127,090
Montgomery County, MD, Public
  Improvement
  Series A 5.00%, 7/1/2016...     1,500,000      1,726,560
Montgomery, MD, General
  Obligation Series A 5.00%,
  9/1/2015...................     3,530,000      3,968,602
                                              ------------
                                                12,090,720
                                              ------------
MASSACHUSETTS -- 7.3%
Massachusetts, Bay
  Transportation Authority,
  Revenue
  Series A 5.00%, 7/1/2029...     3,000,000      3,414,390
Massachusetts, Bay
  Transportation Authority,
  Sales Tax Revenue Series A
  5.00%, 7/1/2021............     1,000,000      1,101,490
Massachusetts, School
  Building Authority:
  Series A 5.00%, 8/15/2024
  (a)........................     1,000,000      1,049,810
  Series A 5.00%, 8/15/2026
  (a)........................     3,000,000      3,087,270
  Series A 5.00%, 8/15/2030
  (a)........................     2,700,000      2,741,013
Massachusetts, State
  Construction Loan Series B
  5.00%, 8/1/2015............     1,310,000      1,476,042
Massachusetts, State General
  Obligation:
  Series A 5.25%, 8/1/2019...       900,000      1,023,660
  Series B 5.25%, 9/1/2024
  (a)........................     5,000,000      5,619,800
  Series C 5.50%, 12/1/2022
  (a)........................    11,000,000     12,698,510
Massachusetts, State Health &
  Educational Facilities
  Authority Revenue
  Series A 5.50%,
  11/15/2036.................     2,000,000      2,144,940
Massachusetts, State Tax
  Revenue
  5.00%, 1/1/2034 (a)........     1,000,000      1,100,110
Massachusetts, State Water
  Pollution Abatement Trust
  5.25%, 8/1/2033............     2,000,000      2,184,880
Massachusetts, State Water
  Resources Authority
  Series A 5.13%, 8/1/2026
  (a)........................     5,000,000      5,206,750
                                              ------------
                                                42,848,665
                                              ------------
MICHIGAN -- 0.3%
Michigan, Municipal Bond
  Authority Revenue
  5.00%, 10/1/2022...........     1,700,000      1,778,608
                                              ------------
MINNESOTA -- 1.1%
Minnesota, State General
  Obligation:
  5.00%, 6/1/2015............     1,820,000      2,078,950
  5.00%, 11/1/2016...........     1,820,000      2,094,965
  5.00%, 6/1/2018............     1,940,000      2,166,146
                                              ------------
                                                 6,340,061
                                              ------------
MISSISSIPPI -- 0.2%
Mississippi, State General
  Obligation
  5.00%, 12/1/2013...........     1,000,000      1,117,750
                                              ------------
MISSOURI -- 1.3%
Missouri, State Highways &
  Transit Commission, State
  Road Revenue, Second Lien:
  5.25%, 5/1/2019............     4,000,000      4,507,080
  5.25%, 5/1/2020............     1,000,000      1,113,690
Missouri, State Regional
  Convention & Sports Complex
  Authority
  5.25%, 8/15/2016 (a).......     1,800,000      1,906,776
                                              ------------
                                                 7,527,546
                                              ------------
MONTANA -- 0.4%
Montana, State Department of
  Transportation Revenue
  5.00%, 6/1/2015 (a)........     2,130,000      2,410,500
                                              ------------
NEBRASKA -- 0.8%
Omaha, NE, Public Power
  District
  Series A 5.00%, 2/1/2039...     5,000,000      4,992,150
                                              ------------
NEVADA -- 2.4%
Clark County, NV, General
  Obligation:
  4.50%, 6/1/2018 (a)........     1,475,000      1,495,045
  4.75%, 6/1/2025 (a)........     1,735,000      1,674,795
Clark County, NV, Highway
  Improvement Revenue
  5.00%, 7/1/2012 (a)........     1,000,000      1,077,490
Clark County, NV, School
  District, General
  Obligation:
  Series B 4.50%, 6/15/2016
  (a)........................     1,010,000      1,031,715
  Series A 5.00%, 6/15/2014
  (a)........................       900,000        957,393
  Series D 5.00%, 6/15/2017
  (a)........................     4,815,000      4,979,240
Las Vegas Valley, NV, Water
  District, General
  Obligation
  Series B 5.00%, 6/1/2015...     1,500,000      1,611,555
Nevada, State Highway
  Improvement Revenue
  5.00%, 12/1/2017 (a).......     1,000,000      1,065,470
                                              ------------
                                                13,892,703
                                              ------------
NEW JERSEY -- 0.7%
New Jersey, State Educational
  Facilities Authority
  Revenue, Higher Education
  Capital Improvement
  Series A 5.00%, 9/1/2018
  (a)........................       735,000        791,301


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                 PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ---------        -----
New Jersey, State
  Transportation Trust Fund
  Authority:
  (Escrow to Maturity)
  Series A 5.25%, 6/15/2012
  (a)........................   $ 1,305,000   $  1,458,102
  Series C Zero Coupon,
  12/15/2029 (a).............     2,585,000        764,695
New Jersey, State Turnpike
  Authority Series A 5.25%,
  1/1/2027 (a)...............     1,000,000      1,076,250
                                              ------------
                                                 4,090,348
                                              ------------
NEW MEXICO -- 1.5%
Albuquerque, NM, Municipal
  School District, General
  Obligation
  Series A 4.00%, 8/1/2022...     6,650,000      6,609,701
New Mexico, Severance Tax
  Series A-1 4.00%,
  7/1/2014...................     2,000,000      2,126,440
                                              ------------
                                                 8,736,141
                                              ------------
NEW YORK -- 13.9%
Erie County, NY, Industrial
  Development Agency Revenue:
  Series A 5.75%, 5/1/2019
  (a)........................     1,500,000      1,673,295
  Series A 5.75%, 5/1/2021
  (a)........................     3,000,000      3,246,750
New York, NY, City Municipal
  Water Finance Authority:
  Series DD 4.63%,
  6/15/2031..................     1,030,000        972,310
  Series C 4.75%, 6/15/2033..     1,000,000        957,220
  Series C 5.00%, 6/15/2035..     2,320,000      2,303,250
  Series D 5.00%, 6/15/2038..     2,000,000      1,972,820
New York, NY, City
  Transitional Finance
  Authority:
  Series D-1 5.00%,
  11/1/2013..................     1,500,000      1,667,535
  Series B 5.00%, 11/1/2014..     1,050,000      1,175,506
  Sub Series A-2 5.00%,
  11/1/2017..................     4,500,000      4,874,580
  Sub Series C-1 5.00%,
  11/1/2020..................       900,000        968,391
  Series B 5.00%, 8/1/2021...     2,725,000      2,832,556
New York, NY, General
  Obligation:
  Series C-1 5.00%,
  10/1/2012..................     1,400,000      1,518,104
  Series B 5.25%, 8/1/2015...     2,000,000      2,176,740
New York, NY, Triborough
  Bridge & Tunnel Authority
  Revenue
  Series C 5.00%,
  11/15/2016.................     5,000,000      5,585,700
New York, State Dormitory
  Authority Revenue
  Series A 5.00%, 7/1/2038...     3,350,000      3,279,683
New York, State Dormitory
  Authority, State Income Tax
  Revenue:
  Series D 5.00%, 3/15/2016..     1,800,000      1,998,270
  Series B 5.00%, 3/15/2028..     5,000,000      5,111,450
New York, State Environmental
  Facscorp
  Series A 4.50%, 6/15/2036..     1,500,000      1,396,110
New York, State Local
  Government Assistance Corp.
  Series A 5.00%, 4/1/2020...     3,000,000      3,260,670
New York, State Thruway
  Authority, Second General
  Highway & Bridge Trust
  Fund:
  Series B 5.00%, 4/1/2019...     5,400,000      5,839,236
  Series A 5.00%, 4/1/2020
  (a)........................     3,000,000      3,166,380
New York, State Thruway
  Authority:
  Series G 4.75%, 1/1/2030
  (a)........................       920,000        866,116
  Series B 5.00%, 4/1/2014
  (a)........................     2,000,000      2,205,020
  Series A 5.00%, 4/1/2021...       500,000        527,470
  Series A 5.00%, 3/15/2028..     2,000,000      2,042,740
New York, State Urban
  Development Corp. Revenue:
  Series B 3.63%, 3/15/2012..       710,000        745,990
  Series A-1 5.00%,
  12/15/2016.................     2,000,000      2,228,260
  Series B 5.00%, 3/15/2020..     3,000,000      3,192,690
  Series A-1 5.00%,
  12/15/2022 (a).............     1,000,000      1,039,000
  Series B-1 5.00%,
  3/15/2036..................     1,000,000        982,570
New York & New Jersey, Port
  Authority Revenue:
  156th Series 4.75%,
  11/1/2036..................     7,000,000      6,670,230
  144th Series 5.00%,
  10/1/2028..................     3,000,000      3,071,100
  144th Series 5.00%,
  12/1/2029..................     1,500,000      1,530,345
                                              ------------
                                                81,078,087
                                              ------------
NORTH CAROLINA -- 3.1%
Charlotte, NC, Water & Sewer
  System Revenue
  5.00%, 7/1/2038............     3,000,000      3,065,340
Mecklenburg County, NC,
  General Obligation
  Series A 4.00%, 8/1/2015...     3,135,000      3,429,690
North Carolina,
  Infrastructure Finance
  Corp. Certificate
  Participation
  Series A 5.00%, 2/1/2020
  (a)........................     1,275,000      1,373,927
North Carolina, State Capital
  Improvement Obligation
  Series A 4.50%, 5/1/2026...     4,500,000      4,517,505
North Carolina, State General
  Obligation
  Series B 5.00%, 4/1/2016...     2,000,000      2,296,100
University of North Carolina,
  Chapel Hill
  5.00%, 12/1/2031...........     3,640,000      3,755,716
                                              ------------
                                                18,438,278
                                              ------------
OHIO -- 1.0%
Columbus, OH, General
  Obligation:
  Series D 5.00%,
  12/15/2009.................     1,000,000      1,020,050
  Series A 5.00%, 9/1/2018...     1,500,000      1,690,050
Ohio, State General
  Obligation
  Series A 5.00%, 6/15/2010..     2,170,000      2,259,512
Ohio, University of Akron,
  General Receipts
  Series A 5.00%, 1/1/2033
  (a)........................     1,000,000      1,005,490
                                              ------------
                                                 5,975,102
                                              ------------
OREGON -- 1.1%
Oregon, State Department of
  Transportation Revenue:
  Series A 5.00%,
  11/15/2033.................     1,500,000      1,515,030
  Series C 5.00%,
  11/15/2015.................     1,500,000      1,695,600
Portland, OR, Sewer System
  Revenue Series A 5.00%,
  6/1/2015 (a)...............     1,730,000      1,937,704


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                 PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ---------        -----
Salem-Keizer, OR, School
  District No. 24J, General
  Obligation
  Series B Zero Coupon,
  6/15/2021..................   $ 2,010,000   $  1,152,815
                                              ------------
                                                 6,301,149
                                              ------------
PENNSYLVANIA -- 2.0%
Central Bucks, PA, School
  District
  5.00%, 5/15/2023...........     2,500,000      2,704,200
Pennsylvania, Commonwealth
  Financing Authority Revenue
  Series A 5.00%, 6/1/2025
  (a)........................     1,925,000      2,008,179
Pennsylvania, State General
  Obligation:
  Series A 4.50%, 11/1/2021..     1,390,000      1,463,851
  Series A 5.00%, 11/1/2013..     1,000,000      1,124,410
  5.00%, 5/15/2015...........     1,000,000      1,130,770
  5.38%, 7/1/2016 (a)........     3,000,000      3,474,720
                                              ------------
                                                11,906,130
                                              ------------
RHODE ISLAND -- 0.5%
Rhode Island, State &
  Providence Plantations,
  Consolidated Capital
  Development
  Series E 4.70%, 11/1/2025..     3,000,000      3,057,300
                                              ------------
SOUTH CAROLINA -- 0.6%
Charleston County, SC, Sales
  Tax Revenue
  5.00%, 11/1/2018...........     2,000,000      2,267,280
South Carolina, State Public
  Service Authority
  Series C 5.00%, 1/1/2016
  (a)........................     1,275,000      1,421,893
                                              ------------
                                                 3,689,173
                                              ------------
TENNESSEE -- 0.8%
Nashville & Davidson County,
  TN, Health & Educational
  Facilities Board Revenue:
  Series A 5.00%, 10/1/2013..     2,000,000      2,227,820
  Series B 5.00%, 10/1/2039..     1,000,000      1,003,100
Shelby County, TN, General
  Obligation
  5.00%, 4/1/2019............     1,080,000      1,216,426
                                              ------------
                                                 4,447,346
                                              ------------
TEXAS -- 11.8%
Austin, TX, Electrical
  Utilities System Revenue
  5.00%, 11/15/2035 (a)......     5,100,000      4,925,835
Cypress-Fairbanks, TX,
  Independent School District
  5.00%, 2/15/2023 (a).......     5,000,000      5,293,600
Dallas, TX, Area Rapid
  Transit, Sales Tax Revenue
  Series A 5.00%, 12/1/2015..     6,785,000      7,607,749
Dallas, TX, General
  Obligation:
  4.75%, 2/15/2026...........     1,500,000      1,525,035
  5.00%, 2/15/2024...........     2,055,000      2,121,931
  5.00%, 2/15/2027...........     1,750,000      1,820,665
Denton, TX, Independant
  School District, General
  Obligation
  5.00%, 8/15/2028 (a).......     1,000,000      1,039,810
Harris County, TX, General
  Obligation
  Series A 5.25%, 10/1/2017..     2,350,000      2,575,694
Harris County, TX, Road
  Revenue
  Series B 5.25%, 8/15/2047..     3,000,000      2,894,580
Houston, TX, Public
  Improvement
  Series B 5.00%, 3/1/2023
  (a)........................     4,000,000      4,128,640
Houston, TX, Utility System
  Revenue:
  Series A 5.25%, 11/15/2017
  (a)........................       900,000        997,416
  Series A 5.25%, 11/15/2031
  (a)........................     4,600,000      4,670,472
La Joya, TX, Independent
  School District
  5.00%, 2/15/2034 (a).......     2,800,000      2,835,028
Prosper, TX, Independent
  School District
  5.00%, 2/15/2038 (a).......     1,000,000      1,004,340
Texas, State General
  Obligation:
  Series B 4.25%, 8/1/2026...     5,000,000      4,916,400
  4.75%, 4/1/2036............     1,000,000        963,280
  5.00%, 4/1/2029............     3,000,000      3,080,970
Texas, State Transportation
  Commission:
  5.00%, 4/1/2019............     5,000,000      5,507,750
  Series A 5.00%, 4/1/2020...     1,000,000      1,078,680
  5.00%, 4/1/2026............     2,555,000      2,666,066
University of Texas:
  Series B 5.00%, 8/15/2010..     1,000,000      1,048,870
  Series D 5.00%, 8/15/2018..     1,675,000      1,856,838
  Series F 4.75%, 8/15/2026..     1,890,000      1,944,621
Williamson County, TX,
  General Obligation
  5.25%, 2/15/2018 (a).......     2,000,000      2,215,040
                                              ------------
                                                68,719,310
                                              ------------
UTAH -- 1.0%
Utah, State General
  Obligation, (Pre-refunded)
  Series A 5.00%, 7/1/2015...     2,000,000      2,260,740
Utah, Transport Authority
  Sales Tax Revenue
  Series A 5.00%, 6/15/2036
  (a)........................     3,850,000      3,816,120
                                              ------------
                                                 6,076,860
                                              ------------
VIRGINIA -- 2.8%
Fairfax County, VA, General
  Obligation:
  Series A 4.00%, 4/1/2011...     1,675,000      1,763,926
  Series A 4.00%, 4/1/2020...     1,000,000      1,025,120
Virginia, State Public
  Building Authority, Public
  Facilities Revenue
  Series B 5.25%, 8/1/2027...     2,000,000      2,150,720
Virginia, State Public School
  Authority Revenue
  5.25%, 8/1/2014............     4,300,000      4,903,634
Virginia, State Resources
  Authority Revenue
  Series B 5.00%, 11/1/2028..     3,540,000      3,722,841
Virginia, Upper Occoquan
  Sewage Authority, Regional
  Sewage Revenue
  5.00%, 7/1/2022 (a)........     2,500,000      2,686,950
                                              ------------
                                                16,253,191
                                              ------------


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                 PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ---------        -----
WASHINGTON -- 3.8%
Central Puget Sound, WA,
  Regional Transit Authority,
  Sales & Use Tax Revenue:
  Series A 5.00%, 11/1/2032
  (a)........................   $ 3,000,000   $  3,013,980
  Series A 5.00%, 11/1/2036..     2,000,000      2,007,960
Energy Northwest Washington
  Electric Revenue:
  Series A 5.00%, 7/1/2014...     1,000,000      1,104,660
  Series A 5.50%, 7/1/2012
  (a)........................     1,200,000      1,324,824
King County, WA, School
  District, General
  Obligation
  Series A 4.00%, 6/1/2011...     1,250,000      1,315,400
Pierce County, WA, School
  District No. 3
  5.00%, 12/1/2017 (a).......       800,000        881,288
Seattle, WA, Municipal Light
  & Power Revenue
  5.50%, 4/1/2022............     1,435,000      1,582,719
Snohomish County, WA, School
  District No. 201
  5.25%, 12/1/2024...........     3,225,000      3,485,677
Washington, State General
  Obligation:
  Series C 4.25%, 1/1/2013...     1,000,000      1,077,500
  Series C 5.00%, 1/1/2021
  (a)........................     2,100,000      2,241,687
  Series A 5.00%, 7/1/2023...       900,000        945,927
  Series 2007A 5.00%,
  7/1/2027 (a)...............     1,000,000      1,029,080
  Series A 5.00%, 7/1/2032...     2,000,000      1,994,560
                                              ------------
                                                22,005,262
                                              ------------
WISCONSIN -- 0.4%
Wisconsin, State General
  Obligation
  Series C 5.00%, 5/1/2014...     2,000,000      2,226,581
                                              ------------
TOTAL MUNICIPAL BONDS AND
  NOTES --
  (Cost $563,747,552)........                  568,493,125
                                              ------------


SECURITY DESCRIPTION               SHARES         VALUE
--------------------               ------         -----

SHORT TERM INVESTMENTS -- 1.0%
MONEY MARKET FUND -- 1.0%
State Street Institutional
  Tax Free Money Market Fund
  0.22% (b)(c)(d)
  (Cost $5,708,553)..........     5,708,553   $  5,708,553
                                              ------------
TOTAL INVESTMENTS -- 98.3%
  (E)
  (Cost $569,456,105)........                  574,201,678
OTHER ASSETS AND
  LIABILITIES -- 1.7%........                    9,657,589
                                              ------------
NET ASSETS -- 100.0%.........                 $583,859,267
                                              ============




(a) Bond is insured by one of these companies:

                                       AS A % OF
INSURANCE COVERAGE                    NET ASSETS
------------------                    ----------
Financial Security Assurance, Inc...     21.45%
National Public Finance Guarantee
  Corp..............................      8.16%
Ambac Financial Group...............      3.63%
Permanent School Fund Guaranteed....      1.74%
Assured Guaranty Corp...............      0.80%
Financial Guaranty Insurance Co.....      0.44%



(b) Affiliated Fund managed by SSgA Funds Management, Inc.
(c) The rate shown is the annualized seven-day yield at period end.
(d) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157. (Note 2)
Escrow to Maturity = Bonds bearing this description are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.
Pre-refunded = Bonds which are pre-refunded are collateralized usually by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT        VALUE
--------------------              ---------      -----
MUNICIPAL BONDS AND NOTES -- 98.7%
CALIFORNIA-- 98.7%
Alameda County, CA, Joint
  Powers Authority, Lease
  Revenue
  5.00%, 12/1/2034 (a)........   $1,000,000   $   925,510
Azusa, CA, Public Financing
  Authority Revenue
  5.00%, 7/1/2039 (a).........      800,000       756,120
Bakersfield, CA, Wastewater
  Revenue
  Series A 5.00%, 9/15/2032
  (a).........................      500,000       461,855
California, Educational
  Facilities Authority Revenue
  Series A 4.75%, 10/1/2037...    1,740,000     1,601,479
California, Infrastructure &
  Economic Development Bank
  Revenue, Lien A, (Pre-
  refunded)
  5.00%, 7/1/2036 (a).........      175,000       194,812
California, State Department
  of Water Resources
  Series AE 5.00%, 12/1/2022..    1,000,000     1,058,870
California, State Public Works
  Board, Lease Revenue:
  Series C 5.00%, 4/1/2030....      850,000       780,155
  Series D 5.00%, 5/1/2025....      500,000       489,270
  Series L 5.25%, 11/1/2028
  (a).........................      500,000       488,105
California, State University
  Revenue:
  Series A 5.00%, 11/1/2037
  (a).........................      220,000       201,450
  Series C 5.00%, 11/1/2019
  (a).........................      750,000       768,720
Chabot-Las Positas Community
  College District, CA
  Series B Zero Coupon,
  8/1/2024 (a)................    1,400,000       578,438
Chaffey Community College
  District, CA, Election of
  2002
  Series C 5.00%, 6/1/2032
  (a).........................    1,000,000       982,550
Coast Community College
  District, CA
  Series B 5.00%, 8/1/2023
  (a).........................      800,000       826,416
Desert Community College
  District, CA
  Series C 5.00%, 8/1/2037
  (a).........................      300,000       282,747
Eastern Municipal Water
  District, CA, Water & Sewer
  Revenue:
  Series H 5.00%, 7/1/2033....      250,000       237,282
  Series H 5.00%, 7/1/2035....    1,000,000       941,810
El Dorado, CA, Irrigation
  District, Certificate of
  Participation
  Series A 6.25%, 8/1/2029
  (a).........................    1,200,000     1,246,272
Foothill-De Anza, CA,
  Community College District
  Series B 5.00%, 8/1/2027
  (a).........................    1,000,000       995,250
Grossmont, CA, Union High
  School District Election of
  2004
  5.00%, 8/1/2033.............      500,000       484,340
Los Altos, CA, School District
  5.00%, 8/1/2018 (a).........      780,000       841,542
Los Angeles County, CA, Public
  Works Financing Authority
  Revenue
  5.00%, 10/1/2015 (a)........    1,000,000     1,114,140
Los Angeles, CA, Community
  College District Series A
  5.00%, 8/1/2032 (a).........    1,000,000       950,080
Los Angeles, CA, Metro
  Transportation Authority,
  Sales Tax Revenue
  Series A 5.00%, 7/1/2013
  (a).........................      705,000       782,212
Los Angeles, CA, Municipal
  Improvement Corp., Lease
  Revenue
  Series A 4.50%, 1/1/2037
  (a).........................      205,000       163,252
Los Angeles, CA, Unified
  School District:
  Series A-1 5.00%, 7/1/2017
  (a).........................      250,000       260,395
  Series F 5.00%, 1/1/2034....    1,000,000       933,160
Los Angeles, CA, Water & Power
  Revenue Series A-1 5.00%,
  7/1/2023 (a)................      900,000       929,907
Marin, CA, Community College
  District Election of 2004
  Series B 4.75%, 8/1/2034....    1,000,000       896,480
Metropolitan Water District of
  Southern California
  Series A 5.00%, 1/1/2031....    1,000,000     1,003,740
North Orange County, CA,
  Community College District
  5.00%, 8/1/2015 (a).........    1,000,000     1,121,400
Pasadena, CA, Unified School
  District 5.00%, 11/1/2019
  (a).........................      235,000       253,852
Redding, CA, Electric System
  Revenue, Certificate of
  Participation
  Series A 5.00%, 6/1/2030
  (a).........................      555,000       536,807
Sacramento County, CA,
  Sanitation District
  Financing Authority Revenue
  Series A 5.25%, 12/1/2022
  (a).........................      535,000       576,714
Sacramento, CA, Municipal
  Utility District, Electric
  Revenue
  Series U 5.00%, 8/15/2023
  (a).........................    1,000,000     1,048,410
San Bernardino, CA, Community
  College District
  Series B Zero Coupon,
  8/1/2028....................    1,050,000       316,417
  Series C 5.00%, 8/1/2031
  (a).........................      900,000       865,080
San Diego County, CA, Water
  Authority Revenue Series
  2008-A
  5.00%, 5/1/2015 (a).........      200,000       221,994
San Diego, CA, Community
  College District
  5.00%, 8/1/2032 (a).........    1,000,000       975,890
San Diego, CA, Unified School
  District Election of 1998
  Series D-2
  4.75%, 7/1/2026 (a).........      710,000       709,993
San Francisco, CA, Bay Area
  Toll Authority, Toll Bridge
  Revenue
  Series F 5.00%, 4/1/2025....      800,000       810,432
San Francisco, CA, Bay Area
  Rapid Transit District,
  Election of 2004
  Series B 5.00%, 8/1/2022....      500,000       532,405
San Francisco, CA, City &
  County Public Utilities
  Commission, Water Revenue:
  Series A 4.50%, 11/1/2031
  (a).........................      500,000       441,690
  Series A 4.75%, 11/1/2036
  (a).........................      500,000       443,455
San Francisco, CA, City &
  County Unified School
  District Election of 2006
  Series B 5.25%, 6/15/2022...      800,000       847,648
San Francisco, CA, Community
  College District
  Series B 5.25%, 6/15/2012
  (a).........................      800,000       884,056


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT        VALUE
--------------------              ---------      -----
San Jose, CA, Unified School
  District Santa Clara County
  Election of 2002:
  Series C 5.00%, 8/1/2024
  (a).........................   $  300,000   $   310,089
  Series C 5.25%, 8/1/2019
  (a).........................    1,000,000     1,086,540
San Juan, CA, Public Power
  Agency Project Revenue
  Series L 5.00%, 7/1/2022
  (a).........................      100,000       100,719
San Mateo County, CA,
  Community College District
  Series B 5.00%, 9/1/2031....      315,000       310,826
San Ramon Valley, CA, Unified
  School District Election of
  2002
  5.00%, 8/1/2025 (a).........      750,000       764,730
Santa Clara County, CA,
  Financing Authority, Lease
  Revenue:
  Series L 5.00%, 5/15/2028...      500,000       480,490
  Series L 5.25%, 5/15/2036...    1,000,000       946,300
Santa Clara Valley
  Transportation Authority,
  CA, Sales Tax Revenue
  Series A 5.00%, 4/1/2036
  (a).........................      500,000       482,805
Sequoia, CA, Unified High
  School District Election of
  2008
  Series A 5.00%, 7/1/2032....    1,000,000       962,970
State of California 5.00%,
  8/1/2023 (a)................      325,000       313,839
University of California,
  Revenue:
  Series E 5.00%, 5/15/2014
  (a).........................      500,000       548,910
  Series K 5.00%, 5/15/2020
  (a).........................      250,000       263,015
  Series A 5.13%, 5/15/2018
  (a).........................      500,000       526,850
                                              -----------
TOTAL MUNICIPAL BONDS AND
  NOTES --
  (Cost $40,458,566)..........                 39,860,685
                                              -----------


SECURITY DESCRIPTION               SHARES        VALUE
--------------------               ------        -----
SHORT TERM INVESTMENTS -- 0.6%
MONEY MARKET FUND -- 0.6%
State Street Institutional Tax
  Free Money Market Fund 0.22%
  (b)(c)(d)
  (Cost $216,644).............      216,644   $   216,644
                                              -----------
TOTAL INVESTMENTS -- 99.3% (E)
  (Cost $40,675,210)..........                 40,077,329
OTHER ASSETS AND
  LIABILITIES -- 0.7%.........                    298,779
                                              -----------
NET ASSETS -- 100.0%..........                $40,376,108
                                              ===========



(a) Bond is insured by one of these companies:

                                      AS A % OF
INSURANCE COVERAGE                   NET ASSETS
------------------                   ----------
Financial Security Assurance,
  Inc. ............................     27.89%
National Public Finance Guarantee
  Corp. ...........................     20.52%
Ambac Financial Group..............     13.46%
Assured Guaranty Corp. ............      3.09%


(b) Affiliated Fund managed by SSgA Funds Management, Inc.
(c) The rate shown is the annualized seven-day yield at period end.
(d) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157. (Note 2)
Pre-refunded = Bonds which are pre-refunded are collateralized usually by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT        VALUE
--------------------              ---------      -----
MUNICIPAL BONDS AND NOTES -- 97.5%
NEW YORK -- 94.1%
Battery Park City Authority,
  NY, Revenue
  Series A 5.25%, 11/1/2021...   $  100,000   $   106,582
Erie County, NY, Industrial
  Development Agency
  Series A 5.75%, 5/1/2024
  (a).........................      500,000       532,305
Nassau County, NY, General
  Obligation:
  Series C 5.00%, 7/1/2015
  (a).........................      500,000       557,030
  Series C 5.13%, 10/1/2035
  (a).........................      100,000        99,634
New York & New Jersey, Port
  Authority Revenue:
  5.00%, 7/15/2022............      100,000       106,731
  5.00%, 12/1/2029............      500,000       510,115
New York City, NY, Cultural
  Resource Revenue, Museum
  Modern of Art
  Series A-1 5.00%, 4/1/2031..      300,000       304,413
New York, NY, City
  Transitional Finance
  Authority,
  Series A-1 5.00%,
  11/1/2024...................      600,000       620,448
New York, NY, General
  Obligation
  Series G 5.00%, 8/1/2025....      385,000       389,281
New York, NY, General
  Obligation,
  (Pre-refunded)
  Series J 5.50%, 6/1/2020....      500,000       573,280
New York, NY, Municipal
  Finance Authority
  5.00%, 6/15/2037............      500,000       490,390
New York, NY, Municipal Water
  Finance Authority
  Series GG-2 5.00%,
  6/15/2035...................      100,000        98,567
New York, Sales Tax Asset
  Receivables Corp.
  Series A 5.00%, 10/15/2020
  (a).........................      600,000       641,484
New York, State Dormitory
  Authority Revenue
  Series A 5.00%, 7/1/2038....      650,000       636,356
New York, State Dormitory
  Authority Revenue, Columbia
  University
  5.00%, 7/1/2038.............      250,000       255,628
New York, State Dormitory
  Authority Revenue, Cornell
  University
  Series A 5.00%, 7/1/2034....      125,000       127,661
New York, State Dormitory
  Authority Revenue, Fordham
  University
  Series B 5.00%, 7/1/2033
  (a).........................      500,000       497,920
New York, State Dormitory
  Authority Revenue, New York
  University
  Series A 5.00%, 7/1/2029....      240,000       243,643
New York, State Dormitory
  Authority Revenue, School
  Districts
  Series C 5.00%, 10/1/2031
  (a).........................      600,000       588,120
New York, State Dormitory
  Authority Revenues, Non
  State Supported Debt
  Series A 5.00%, 8/1/2014....      210,000       234,106
New York, State Dormitory
  Authority, State Personal
  Income Tax Revenue:
  Series B 5.00%, 2/15/2018...      125,000       137,656
  Series C 5.00%, 12/15/2020..      500,000       529,585
New York, State Environmental
  Facscorp
  Series A 4.50%, 6/15/2036...      635,000       591,020
New York, State General
  Obligation
  5.00%, 4/15/2015............    1,000,000     1,120,480
New York, State Local
  Government Assistance Corp.
  Series A 5.00%, 4/1/2020....      250,000       271,722
New York, State Local
  Government Assistance Corp.
  Series C 5.00%, 4/1/2018....      500,000       557,200
New York, State Power
  Authority
  Series C 5.00%, 11/15/2020
  (a).........................      250,000       269,443
New York, State Thruway
  Authority
  Second General Highway &
  Bridge Trust
  Series B 5.00%, 4/1/2029....      300,000       301,356
New York, State Thruway
  Authority, General Revenue:
  Series B 5.00%, 4/1/2027....      300,000       304,428
  Series H 5.00%, 1/1/2032
  (a).........................      500,000       477,895
New York, State Urban
  Development Corp., Revenue:
  Series A-1 5.00%, 12/15/2022
  (a).........................      520,000       540,280
  Series A-1 5.00%,
  12/15/2027..................      250,000       255,520
New York, Triborough Bridge &
  Tunnel Authority, Revenue:
  5.00%, 11/15/2027...........      145,000       149,182
  5.00%, 11/15/2037...........      500,000       494,735
Westchester County, NY,
  General Obligation
  Series A 3.75%, 11/15/2012..      500,000       539,435
                                              -----------
                                               14,153,631
                                              -----------
PUERTO RICO -- 3.4%
Puerto Rico Electric Power
  Authority Revenue
  Series UU 5.00%, 7/1/2016
  (a).........................      500,000       516,655
                                              -----------
TOTAL MUNICIPAL BONDS AND
  NOTES --
  (Cost $14,772,409)..........                 14,670,286
                                              -----------

                                   SHARES
                                   ------
SHORT TERM INVESTMENTS -- 4.8%
MONEY MARKET FUND -- 4.8%
State Street Institutional Tax
  Free Money Market Fund 0.22%
  (b)(c)(d)
  (Cost $728,368).............      728,368   $   728,368
                                              -----------
TOTAL INVESTMENTS -- 102.3%
  (E)
  (Cost $15,500,777)..........                 15,398,654
OTHER ASSETS AND
  LIABILITIES -- (2.3)%.......                   (353,110)
                                              -----------
NET ASSETS -- 100.0%..........                $15,045,544
                                              ===========





See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


(a) Bond is insured by one of these companies:

                                       AS A % OF
INSURANCE COVERAGE                    NET ASSETS
------------------                    ----------
Financial Security Assurance,
  Inc. .............................     10.67%
National Public Finance Guarantee
  Corp. ............................      9.23%
Assured Guaranty Corp. .............      7.88%
Ambac Financial Group...............      3.59%




(b) Affiliated Fund managed by SSgA Funds Management, Inc.
(c) The rate shown is the annualized seven-day yield at period end.
(d) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157. (Note 2)
Pre-refunded = Bonds which are pre-refunded are collateralized usually by U.S.
     Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ----------   ------------
MUNICIPAL BONDS AND NOTES -- 97.3%
ALASKA -- 0.2%
Alaska, State General
  Obligation
  Series A 5.25%, 8/1/2010
  (a).........................   $1,000,000   $  1,049,600
                                              ------------
ARIZONA-- 2.7%
Arizona, Salt River Project,
  Electrical Systems Revenue
  Series A 3.00%, 1/1/2014....    1,070,000      1,102,678
Arizona, State Transportation
  Board, Excise Tax Revenue:
  4.50%, 7/1/2009.............      755,000        755,000
  5.00%, 7/1/2013.............    2,750,000      3,060,090
Maricopa County, AZ, Community
  College District
  Series B 4.00%, 7/1/2010....    3,025,000      3,127,487
Phoenix, AZ, Civic Improvement
  Corp., Transit Excise Tax
  Revenue
  5.00%, 7/1/2013 (a).........    4,000,000      4,377,120
Phoenix, AZ, Civic Improvement
  Corp., Wastewater System
  Revenue
  Series B 5.00%, 7/1/2012
  (a).........................    1,000,000      1,092,320
                                              ------------
                                                13,514,695
                                              ------------
CALIFORNIA -- 4.8%
California, State Department
  of Water Resources Revenue
  Series AF 5.00%, 12/1/2012..    5,000,000      5,553,700
Long Beach, CA, Unified School
  District, General Obligation

  Series A 4.00%, 8/1/2012....    3,500,000      3,757,145
Los Angeles, CA, Public Works
  Financing Authority Revenue:
  5.00%, 10/1/2011 (a)........      770,000        831,508
  5.00%, 10/1/2012 (a)........    1,000,000      1,099,470
Los Angeles, CA, Unified
  School District
  Series B 4.00%, 7/1/2009....    1,000,000      1,000,000
San Bernardino County, CA,
  Transportation Authority,
  Sales Tax Revenue
  Series A 4.00%, 5/1/2012....    4,000,000      4,152,280
San Francisco, CA, City &
  County Series 2008-R1 5.00%,
  6/15/2013...................    3,000,000      3,305,910
University of California,
  Revenue:
  Series J 5.00%, 5/15/2013
  (a).........................    1,000,000      1,101,060
  Series O 5.00%, 5/15/2013...    3,000,000      3,299,670
                                              ------------
                                                24,100,743
                                              ------------
COLORADO -- 0.8%
Cherry Creek, CO, Arapahoe
  County School District,
  General Obligation
  Series B 6.00%, 12/15/2012..    1,000,000      1,140,620
Denver, CO, City & County
  Excise Tax Revenue
  Series A 5.00%, 9/1/2013
  (a).........................    2,850,000      3,095,271
                                              ------------
                                                 4,235,891
                                              ------------
CONNECTICUT -- 3.0%
Connecticut, State General
  Obligation:
  5.00%, 3/15/2013............    4,670,000      5,208,404
  Series C 5.00%, 4/1/2011
  (a).........................    1,000,000      1,067,230
  Series D 5.00%, 11/15/2013
  (a).........................    5,000,000      5,665,450
Connecticut, State Special
  Obligation, Rate Reduction
  Series A 5.00%, 6/30/2010...    1,200,000      1,253,148
Connecticut, State Special Tax
  Obligation
  Series A 5.00%, 7/1/2012
  (a).........................    1,700,000      1,843,004
                                              ------------
                                                15,037,236
                                              ------------
DELAWARE -- 0.4%
Delaware, State General
  Obligation:
4.00%, 8/1/2011...............      750,000        796,763
Series 2009A 5.00%, 1/1/2014..    1,200,000      1,353,180
                                              ------------
                                                 2,149,943
                                              ------------
DISTRICT OF COLUMBIA -- 0.4%
District of Columbia, Income
  Tax Revenue
  Series B 4.00%, 12/1/2013...    2,000,000      2,149,380
                                              ------------
FLORIDA -- 3.3%
Florida, State Board of
  Education
  5.00%, 6/1/2013.............    1,000,000      1,101,780
Florida, State Turnpike
  Authority, Turnpike Revenue:
  Series A 5.00%, 7/1/2009
     (a)......................    1,280,000      1,280,000
  Series A 5.00%, 7/1/2012
     (a)......................    1,115,000      1,207,445
Florida, Water Pollution
  Control Revenue:
  Series A 3.00%, 1/15/2012...    2,000,000      2,068,000
  Series A 3.00%, 1/15/2013...    3,535,000      3,627,970
Jacksonville, FL, Electric
  Authority, Park System
  Revenue
  Series 21 5.00%, 10/1/2011
  (a).........................    1,000,000      1,073,220
Orlando, FL, Utilities
  Commission System Revenue:
  5.00%, 10/1/2013............    1,975,000      2,188,991
  5.25%, 7/1/2009.............    3,000,000      3,000,000
Polk County, FL, School
  District, Sales Tax Revenue
  4.00%, 10/1/2009 (a)........    1,215,000      1,223,323
                                              ------------
                                                16,770,729
                                              ------------
GEORGIA -- 5.0%
De Kalb County, GA, School
  District, General Obligation

  5.00%, 2/1/2011.............    3,000,000      3,187,830
Georgia, Emory University,
  Authority Revenue
  Series B 5.00%, 9/1/2011....    3,925,000      4,244,456
Georgia, Metropolitan Atlanta
  Rapid Transit Authority,
  Sales Tax Revenue
  Series A 5.00%, 7/1/2013
  (a).........................    2,500,000      2,775,825
Georgia, State General
  Obligation:
  Series A 5.00%, 9/1/2013....    2,050,000      2,319,206
  Series B 5.00%, 7/1/2010....    1,000,000      1,045,020
  Series G 5.00%, 10/1/2010...    1,000,000      1,053,590
  Series C 5.50%, 7/1/2010....    2,590,000      2,719,344
  Series C 5.50%, 7/1/2012....    1,100,000      1,236,609
Georgia, State Road & Tollway
  Authority Revenue
  Series A 5.00%, 6/1/2012....    3,000,000      3,275,610


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ----------   ------------
Gwinnett County, GA, School
  District, General
  Obligation:
  5.00%, 2/1/2011.............   $1,000,000   $  1,062,450
  5.00%, 2/1/2013.............    1,785,000      1,993,399
                                              ------------
                                                24,913,339
                                              ------------
HAWAII -- 1.7%
Hawaii, State General
  Obligation
  Series DG 5.00%, 7/1/2013
  (a).........................    4,000,000      4,451,040
Honolulu, HI, City & County,
  General Obligation:
  Series A 2.75%, 4/1/2014....    1,750,000      1,770,948
  Series B 5.25%, 7/1/2014
  (a).........................    2,125,000      2,398,402
                                              ------------
                                                 8,620,390
                                              ------------
ILLINOIS -- 2.2%
Chicago, IL, Board of
  Education, General
  Obligation
  Series D 4.00%, 12/1/2012
  (a).........................    1,610,000      1,708,838
Chicago, IL, General
  Obligation
  Series C 5.00%, 1/1/2012
  (a).........................      700,000        751,562
Chicago, IL, Water Revenue
  5.00%, 11/1/2011 (a)........    2,000,000      2,153,700
Illinois, State General
  Obligation:
  Series B 5.00%, 1/1/2011....      950,000      1,002,288
  Series B 5.00%, 3/1/2013....    1,000,000      1,089,280
Illinois, State Toll Highway
  Authority Revenue
  Series A 5.00%, 1/1/2014
  (a).........................    4,000,000      4,402,240
                                              ------------
                                                11,107,908
                                              ------------
INDIANA -- 2.7%
Indiana, State Finance
  Authority Revenue:
  Series A 5.00%, 2/1/2011....    5,000,000      5,325,200
  Series A 5.00%, 2/1/2013....    2,715,000      3,024,999
Whiting, IN, Environmental
  Facilities Revenue
  2.80%, 6/1/2044 (b).........    5,000,000      5,011,350
                                              ------------
                                                13,361,549
                                              ------------
KANSAS -- 0.4%
Kansas, State Department of
  Transportation, Highway
  Revenue
  Series A 5.00%, 9/1/2011....    1,710,000      1,851,092
                                              ------------
KENTUCKY -- 1.0%
Kentucky Asset/Liability
  Commission, Agency Fund
  Revenue
  5.00%, 9/1/2012 (a).........    4,000,000      4,368,640
Kentucky, State Turnpike
  Authority, Economic
  Development Road Revenue
  5.00%, 7/1/2011 (a).........      750,000        805,613
                                              ------------
                                                 5,174,253
                                              ------------
MARYLAND -- 4.3%
Maryland, State Department of
  Transportation Revenue
  4.00%, 2/15/2014............    2,500,000      2,698,425
Maryland, State General
  Obligation:
  5.00%, 3/1/2011.............    1,000,000      1,067,100
  5.00%, 8/1/2012.............    1,075,000      1,196,432
  5.00%, 8/1/2012.............    1,750,000      1,947,557
  5.00%, 7/15/2013............    1,000,000      1,129,440
  Series A 5.25%, 2/15/2013...    6,210,000      6,999,229
Maryland, State Transportation
  Authority, Grant & Revenue
  Anticipation:
  5.00%, 3/1/2012.............    1,000,000      1,092,040
  5.00%, 3/1/2013.............    3,000,000      3,322,140
Montgomery County, MD, General
  Obligation:
  Series A 5.00%, 5/1/2011....    1,000,000      1,073,060
  Series A 5.00%, 5/1/2012....    1,000,000      1,104,140
                                              ------------
                                                21,629,563
                                              ------------
MASSACHUSETTS -- 2.7%
Boston, MA, General Obligation
  Series A 5.00%, 1/1/2014....    1,935,000      2,171,399
Massachusetts Bay
  Transportation Authority,
  Sales Tax Revenue
  Series B 5.00%, 7/1/2013....    1,000,000      1,109,520
Massachusetts, State School
  Building Authority, Sales
  Tax Revenue:
  Series A 3.50%, 8/15/2012
  (a).........................      850,000        897,184
  Series A 5.00%, 8/15/2010...    1,800,000      1,888,992
  Series A 5.00%, 8/15/2013
  (a).........................    3,050,000      3,396,327
  Series A 5.00%, 8/15/2014
  (a).........................    1,000,000      1,116,620
Massachusetts, State General
  Obligation:
  Series C 5.00%, 9/1/2013
  (Pre-refunded)..............    1,000,000      1,116,410
  Series C 5.00%, 9/1/2010....    1,000,000      1,049,990
  Series A 5.25%, 1/1/2017....    1,000,000      1,057,800
                                              ------------
                                                13,804,242
                                              ------------
MICHIGAN -- 0.9%
Michigan, Municipal Bond
  Authority Revenue:
  5.00%, 10/1/2011............    1,630,000      1,757,580
  5.00%, 10/1/2012............      500,000        551,230
Michigan, State Building
  Authority Revenue
  Series I 5.00%, 10/15/2010
  (a).........................    2,155,000      2,223,766
                                              ------------
                                                 4,532,576
                                              ------------
MINNESOTA -- 2.8%
Minnesota, Public Facilities
  Authority, Water Pollution
  Control Revenue
  Series D 5.00%, 3/1/2014....    2,000,000      2,251,980
Minnesota, State General
  Obligation:
  5.00%, 8/1/2010.............    1,000,000      1,047,490
  5.00%, 10/1/2012............    1,045,000      1,166,419
  Series A 5.00%, 6/1/2011....    4,825,000      5,192,568
  Series A 5.00%, 6/1/2012....    4,000,000      4,425,040
                                              ------------
                                                14,083,497
                                              ------------


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ----------   ------------
MISSOURI -- 1.3%
Missouri, State Highways &
  Transportation Commission,
  State Road Revenue:
  Series A 5.00%, 5/1/2010....   $  750,000   $    777,562
  Series A 5.00%, 5/1/2013....    1,335,000      1,490,915
Missouri, State Certificate
  Participation
  Series A 5.00%, 6/1/2013
  (a).........................    3,960,000      4,176,058
                                              ------------
                                                 6,444,535
                                              ------------
NEBRASKA -- 0.5%
Nebraska, Public Power
  District Revenue
  Series B 5.00%, 1/1/2012
  (a).........................    1,250,000      1,337,050
Omaha, NE, General Obligation
  3.75%, 6/1/2013.............    1,000,000      1,071,990
                                              ------------
                                                 2,409,040
                                              ------------
NEVADA -- 2.3%
Clark County, NV, Highway
  Improvement Revenue
  5.00%, 7/1/2012 (a).........    4,300,000      4,633,207
Clark County, NV, School
  District, General Obligation

  Series B 4.00%, 6/15/2011...    5,000,000      5,207,000
Las Vegas Valley, NV, Water
  District
  Series B 5.00%, 6/1/2011....    1,500,000      1,594,890
                                              ------------
                                                11,435,097
                                              ------------
NEW JERSEY -- 3.3%
Essex County, NJ
  Series A 5.00%, 6/1/2010
  (a).........................    2,225,000      2,312,999
New Jersey, Economic
  Development Authority,
  Revenue
  5.00%, 9/1/2011 (a).........    3,000,000      3,191,250
New Jersey, State Office of
  Public Finance
  5.00%, 8/1/2014.............    8,000,000      8,970,880
Union County, NJ, General
  Obligation 4.00%, 3/1/2013..    2,000,000      2,156,320
                                              ------------
                                                16,631,449
                                              ------------
NEW MEXICO -- 1.2%
Albuquerque, NM, General
  Obligation
  Series A 4.00%, 7/1/2009
  (a).........................    2,000,000      2,000,000
New Mexico State General
  Obligation:
  5.00%, 3/1/2012.............    3,500,000      3,836,560
                                              ------------
                                                 5,836,560
                                              ------------
NEW YORK -- 12.5%
New York, NY, City Cultural
  Resource Revenue, Museum of
  Modern Art
  Series 1A 5.00%, 10/1/2010..    1,000,000      1,042,680
New York, NY, City Municipal
  Water Finance Authority,
  Water & Sewer System Revenue
  Series BB 5.00%, 6/15/2013..    1,040,000      1,148,524
New York, NY, City
  Transitional Finance
  Authority:
  Series A-1 5.00%,
  11/1/2009...................    2,000,000      2,029,660
  Series A-1 5.00%,
  11/1/2013...................    2,900,000      3,230,223
  Series S-2 5.00%, 1/15/2014
  (a).........................    2,005,000      2,155,896
New York, NY, General
  Obligation:
  Series C 4.00%, 4/15/2012...    1,000,000      1,064,310
  Series I-1 4.00%, 2/1/2013..    1,040,000      1,086,415
  Series J-1 5.00%, 8/1/2012..    5,000,000      5,404,000
  Series K 5.00%, 8/1/2013....    5,000,000      5,432,250
  Series B 5.25%, 8/1/2011....    1,000,000      1,066,810
New York, State Dormitory
  Authority, Personal Income
  Tax Revenue
  Series C 5.00%, 3/15/2012...    1,500,000      1,630,080
New York, State Environmental
  Facilities Revenue:
  Series A 3.50%, 12/15/2013..    2,500,000      2,633,525
  Series A 5.00%, 12/15/2013..    2,000,000      2,233,020
New York, State Local
  Government Assistance Corp.
  Series C 5.00%, 4/1/2013....    2,220,000      2,451,790
New York, State Thruway
  Authority, Highway & Bridge
  Revenue
  Series B 5.00%, 4/1/2012
  (a).........................    1,140,000      1,240,445
New York, State Thruway
  Authority, Personal Income
  Tax Revenue:
  Series A 3.50%, 3/15/2014...    2,330,000      2,424,085
  Series A 4.00%, 3/15/2013...    5,000,000      5,330,150
New York, State Thruway
  Authority, General Revenue:
  Series H 4.00%, 1/1/2012
  (a).........................    1,000,000      1,051,750
  (Escrow to Maturity)
  Series A 5.25%, 4/1/2010
  (a).........................    2,000,000      2,071,520
  Series F 5.25%, 1/1/2012
  (a).........................    1,000,000      1,081,990
New York, State Urban
  Development Corp. Revenue:
  4.00%, 3/15/2011............      550,000        572,688
  Series A-1 3.00%,
  12/15/2011..................    4,625,000      4,790,668
  Series A-1 5.00%,
  12/15/2012..................    6,580,000      7,281,889
New York, Triborough Bridge &
  Tunnel Authority Revenue:
  Series C 4.00%, 11/15/2011..    2,500,000      2,641,275
  Series C 5.00%, 11/15/2012..    1,500,000      1,656,225
                                              ------------
                                                62,751,868
                                              ------------
NORTH CAROLINA -- 5.4%
Charlotte, NC, Certificate
  Participation 5.00%,
  6/1/2014....................    5,455,000      6,072,451
Mecklenburg County, NC
  Series C 5.00%, 2/1/2012....    1,000,000      1,096,930
North Carolina, Infrastructure
  Finance Corp., Certificate
  Participation:
  Series A 5.00%, 2/1/2011
  (a).........................    5,000,000      5,304,950
  Series A 5.00%, 2/1/2014....    1,885,000      2,066,771
North Carolina, State Capital
  Improvement Obligation
  Series A 4.50%, 5/1/2014....    1,745,000      1,921,646
North Carolina, State General
  Obligation:
  Series A 5.00%, 3/1/2011....    1,000,000      1,067,100
  Series B 5.00%, 4/1/2014....    1,000,000      1,132,470
  Series A 5.50%, 3/1/2012....    5,000,000      5,563,800


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ----------   ------------
Wake County, NC, General
  Obligation:
  5.00%, 3/1/2012.............   $1,000,000   $  1,098,360
  5.00%, 3/1/2013.............    1,500,000      1,676,820
                                              ------------
                                                27,001,298
                                              ------------
OHIO -- 3.3%
Columbus, OH, General
  Obligation
  Series D 5.00%, 12/15/2009..    2,000,000      2,040,100
Ohio, State Building Authority

  Series B 5.00%, 10/1/2013
  (a).........................    1,440,000      1,596,024
Ohio, State General
  Obligation:
  Series A 5.00%, 6/15/2010...    1,000,000      1,041,250
  Series K 5.00%, 5/1/2011....    2,000,000      2,134,100
Ohio, State Major New
  Infrastructure Project
  Revenue
  Series 2008-1 5.00%,
  6/15/2013...................    3,000,000      3,329,820
Ohio, State Water Development
  Authority Revenue:
  Series A 4.00%, 12/1/2010...    1,500,000      1,567,890
  5.00%, 6/1/2012.............      950,000      1,045,798
  5.00%, 6/1/2013.............    2,670,000      2,982,016
Ohio, State Water Development
  Authority, Water Quality -
  Loan Fund
  5.00%, 12/1/2011............    1,000,000      1,087,980
                                              ------------
                                                16,824,978
                                              ------------
OREGON -- 1.5%
Oregon, State Department of
  Administrative Services
  Revenue
  Series A 3.00%, 4/1/2011....    1,000,000      1,026,810
Portland, OR, Sewer System
  Revenue
  Series A 5.00%, 6/15/2012
  (a).........................    3,000,000      3,297,390
Salem-Keizer, OR, School
  District No. 24J, General
  Obligation
  5.00%, 6/15/2013 (a)........    3,000,000      3,356,400
                                              ------------
                                                 7,680,600
                                              ------------
PENNSYLVANIA -- 2.9%
Pennsylvania,
  Intergovernmental
  Cooperative Authority,
  Special Tax Revenue
  5.00%, 6/15/2014............    2,000,000      2,203,660
Pennsylvania State General
  Obligation:
  5.00%, 3/1/2011.............    1,300,000      1,383,018
  5.00%, 10/1/2012............    5,000,000      5,543,950
  5.00%, 5/15/2013............    3,000,000      3,343,170
  5.25%, 2/1/2010 (a).........    1,000,000      1,027,730
University of Pittsburgh
  Revenue
  Series A 5.00%, 9/15/2011...    1,000,000      1,076,060
                                              ------------
                                                14,577,588
                                              ------------
RHODE ISLAND -- 0.2%
Rhode Island, State Economic
  Development Corp., Revenue
  Series A 5.00%, 6/15/2013
  (a).........................      915,000        976,223
                                              ------------
SOUTH CAROLINA -- 1.3%
South Carolina State Public
  Service Authority, Revenue:
  Series D 5.00%, 1/1/2010
  (a).........................    1,050,000      1,072,491
  Series B 5.00%, 1/1/2011
  (a).........................    2,515,000      2,645,780
  Series B 5.00%, 1/1/2014
  (a).........................    2,500,000      2,752,500
                                              ------------
                                                 6,470,771
                                              ------------
TENNESSEE -- 2.4%
Nashville & Davidson County,
  Tennessee, General
  Obligation:
  Series B 5.00%, 1/1/2012....    3,210,000      3,497,135
  Series C 5.00%, 2/1/2013....    1,000,000      1,110,500
Tennessee State School Bond
  Authority:
  3.00%, 5/1/2012.............    4,875,000      5,085,697
  5.00%, 5/1/2013 (a).........    1,900,000      2,116,695
                                              ------------
                                                11,810,027
                                              ------------
TEXAS -- 7.7%
Arlington, TX, Independent
  School District, General
  Obligation
  5.00%, 2/15/2012 (a)........      880,000        960,617
Austin, TX, Electric Utility
  System Revenue
  Series A  5.00%, 11/15/2010
  (a).........................    1,000,000      1,046,310
Austin, TX, General Obligation
  5.00%, 9/1/2009.............    1,000,000      1,006,830
Dallas, TX, General
  Obligation:
  5.00%, 2/15/2010............    1,500,000      1,541,415
  5.00%, 2/15/2011............      710,000        752,486
El Paso, TX, Independent
  School District, General
  Obligation
  Zero Coupon, 8/15/2013 (a)..    1,980,000      1,807,582
Fort Worth, TX, Independent
  School District, General
  Obligation:
  5.00%, 2/15/2011 (a)........    4,000,000      4,251,960
  5.00%, 2/15/2012............    5,000,000      5,431,200
  5.00%, 2/15/2013............    2,000,000      2,203,420
San Antonio, TX, Independent
  School District
  5.25%, 8/15/2012 (a)........    1,890,000      2,103,211
Texas, A&M University Revenue
  5.00%, 5/15/2012............    3,000,000      3,294,420
Texas, North East Independent
  School District
  Series A Zero Coupon,
  8/1/2009 (a)................    1,300,000      1,299,077
Texas, State Public Finance
  Authority, General
  Obligation
  Series A 5.00%, 10/1/2011...    1,000,000      1,082,880
Texas, State University System
  Financing Revenue:
  5.00%, 3/15/2012............    1,000,000      1,087,540
  5.00%, 3/15/2013 (a)........      500,000        552,545
University of Texas, Permanent
  University Fund
  Series A 5.00%, 7/1/2012....    1,265,000      1,393,043


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ----------   ------------
University of Texas, Revenue:
  Series A 3.25%, 8/15/2013...   $2,650,000   $  2,785,335
  Series D 5.00%, 8/15/2010...    2,000,000      2,097,740
  Series A 5.00%, 8/15/2012...    3,400,000      3,764,412
                                              ------------
                                                38,462,023
                                              ------------
UTAH -- 0.8%
Salt Lake City, UT, General
  Obligation
  5.00%, 6/15/2013............    1,500,000      1,686,105
Utah, State General Obligation
  Series A 5.00%, 7/1/2011....    1,975,000      2,131,183
                                              ------------
                                                 3,817,288
                                              ------------
VIRGINIA -- 5.3%
Fairfax County, VA, General
  Obligation
  Series A 4.00%, 4/1/2011....      750,000        789,818
Loudoun County, VA, General
  Obligation:
  Series B 5.00%, 6/1/2010....    1,100,000      1,145,342
  Series B 5.00%, 6/1/2012....    1,000,000      1,106,870
Virginia, State College
  Building Authority Revenue
  5.00%, 9/1/2011.............    3,500,000      3,780,980
Virginia, State General
  Obligation
  Series A 5.00%, 6/1/2012....    1,000,000      1,107,470
Virginia, State Public
  Building Authority, Building
  Revenue:
  Series A 5.00%, 8/1/2010....    1,000,000      1,047,050
  Series A 5.00%, 8/1/2012....    3,365,000      3,726,603
  Series B 5.00%, 8/1/2013....    5,000,000      5,614,600
Virginia, State Public School
  Authority:
  Series B 5.00%, 8/1/2010....    4,445,000      4,653,648
  Series B 5.00%, 8/1/2012....    1,000,000      1,107,460
  Series B 5.25%, 8/1/2011....    1,000,000      1,082,740
Virginia, State Resources
  Authority Clean Water
  Revenue
  4.50%, 10/1/2011............    1,200,000      1,289,028
                                              ------------
                                                26,451,609
                                              ------------
WASHINGTON -- 4.7%
Energy Northwest Washington,
  Electricity Revenue:
  Series A 5.00%, 7/1/2011....    1,000,000      1,089,580
  Series D 5.00%, 7/1/2012....    3,000,000      3,268,740
Port of Seattle, WA, Revenue
  Series A 5.00%, 3/1/2010
  (a).........................    1,000,000      1,028,280
Seattle, WA, General
  Obligation
  5.00%, 5/1/2013.............    6,540,000      7,285,887
Seattle, WA, Municipal Light &
  Power Revenue
  5.00%, 4/1/2013.............    3,000,000      3,298,470
Washington, State General
  Obligation:
  Series D 4.50%, 1/1/2012
  (a).........................    2,450,000      2,634,313
  Series C 5.00%, 7/1/2011....    3,000,000      3,224,910
  Series D 5.00%, 1/1/2011
  (a).........................    1,500,000      1,585,305
                                              ------------
                                                23,415,485
                                              ------------
WISCONSIN -- 1.4%
Wisconsin, State General
  Obligation:
  Series C 4.00%, 5/1/2013....    5,000,000      5,352,500
  Series 1 5.00%, 5/1/2013
  (a).........................    1,500,000      1,660,560
                                              ------------
                                                 7,013,060
                                              ------------
TOTAL MUNICIPAL BONDS AND
  NOTES --
  (Cost $481,094,719).........                 488,096,125
                                              ------------


                                   SHARES
                                   ------
SHORT TERM INVESTMENTS -- 1.2%
MONEY MARKET FUND -- 1.2%
State Street Institutional Tax
  Free Money Market Fund 0.22%
  (c)(d)(e)
  (Cost $6,006,808)...........    6,006,808   $  6,006,808
                                              ------------
TOTAL INVESTMENTS -- 98.5% (F)
  (Cost $487,101,527).........                 494,102,933
                                              ------------
OTHER ASSETS AND
  LIABILITIES -- 1.5%.........                   7,684,761
                                              ------------
NET ASSETS -- 100.0%..........                $501,787,694
                                              ------------




(a) Bond is insured by one of these companies:

                                       AS A % OF
INSURANCE COVERAGE                    NET ASSETS
------------------                    ----------
Financial Security Assurance,
  Inc. .............................     12.02%
National Public Finance Guarantee
  Corp. ............................      6.38%
Ambac Financial Group...............      4.59%
Public School Fund Guarantee........      2.08%


(b) Variable Rate Security. Rate shown is as of June 30, 2009.
(c) Affiliated Fund managed by SSgA Funds Management, Inc.
(d) The rate shown is the annualized seven-day yield at period end.
(e) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(f) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157. (Note 2)
Escrow to Maturity = Bonds bearing this description are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.
Pre-refunded = Bonds which are pre-refunded are collateralized usually by U.S.
     Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.


See accompanying notes to financial statements.

SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT           VALUE
--------------------              ---------         -----
FOREIGN GOVERNMENT OBLIGATIONS -- 98.3%
AUSTRALIA -- 3.0%
Commonwealth of Australia
  4.00%, 8/20/2015..........       11,616,982   $  9,829,470
  4.00%, 8/20/2020 (a)......        2,241,158      1,975,486
                                                ------------
                                                  11,804,956
                                                ------------
BRAZIL -- 4.7%
Federal Republic of Brazil
  6.00%, 8/15/2012..........        5,747,418      2,884,871
  6.00%, 5/15/2015..........        2,934,227      1,444,804
  6.00%, 5/15/2017..........       21,586,949     10,565,142
  6.00%, 8/15/2024..........        4,199,871      2,042,462
  6.00%, 5/15/2035..........        3,654,947      1,752,885
                                                ------------
                                                  18,690,164
                                                ------------
CANADA -- 5.3%
Government of Canada
  2.00%, 12/1/2041..........          512,070        453,361
  3.00%, 12/1/2036..........        4,541,031      4,832,062
  4.00%, 12/1/2031..........        7,017,730      8,316,494
  4.25%, 12/1/2021..........        1,713,825      1,895,279
  4.25%, 12/1/2026..........        4,587,206      5,270,182
                                                ------------
                                                  20,767,378
                                                ------------
CHILE -- 3.4%
Republic of Chile
  3.00%, 5/1/2017...........    1,130,383,080      2,141,346
  3.00%, 1/1/2018...........    4,772,728,560      9,041,480
  5.00%, 1/1/2016...........      962,918,920      2,038,031
                                                ------------
                                                  13,220,857
                                                ------------
FRANCE -- 18.7%
Republic of France
  1.00%, 7/25/2017..........       12,640,202     17,132,292
  1.25%, 7/25/2010..........        2,486,300      3,544,603
  1.60%, 7/25/2011..........        4,191,838      6,047,255
  1.60%, 7/25/2015..........       10,730,641     15,349,354
  1.80%, 7/25/2040..........        1,371,747      1,816,141
  2.25%, 7/25/2020..........        9,365,486     13,680,355
  2.50%, 7/25/2013..........        1,900,328      2,846,483
  3.00%, 7/25/2012..........        4,077,848      6,159,647
  3.15%, 7/25/2032..........        3,632,686      6,142,490
  3.40%, 7/25/2029..........          592,315      1,034,525
                                                ------------
                                                  73,753,145
                                                ------------
GERMANY -- 4.7%
Federal Republic of Germany
  1.50%, 4/15/2016..........        8,170,459     11,580,631
  2.25%, 4/15/2013..........        4,699,145      6,911,593
                                                ------------
                                                  18,492,224
                                                ------------
GREECE -- 4.0%
Republic of Greece
  2.30%, 7/25/2030..........        6,199,286      7,185,904
  2.90%, 7/25/2025..........        6,481,702      8,503,338
                                                ------------
                                                  15,689,242
                                                ------------
ISRAEL -- 4.8%
State of Israel
  4.00%, 7/30/2021..........       26,462,558      7,421,646
  5.00%, 4/30/2015..........       38,072,429     11,526,840
                                                ------------
                                                  18,948,486
                                                ------------
ITALY -- 4.7%
Republic of Italy
  0.95%, 9/15/2010..........        2,153,276      3,048,684
  2.15%, 9/15/2014..........        5,447,957      7,802,052
  2.35%, 9/15/2035..........        1,508,945      1,944,873
  2.60%, 9/15/2023..........        4,081,398      5,599,975
                                                ------------
                                                  18,395,584
                                                ------------
JAPAN -- 4.8%
Government of Japan 10 Year
  Bond
  1.00%, 6/10/2016..........      277,750,000      2,521,729
  1.10%, 12/10/2016.........    1,801,989,800     16,444,546
                                                ------------
                                                  18,966,275
                                                ------------
MEXICO -- 4.6%
United Mexican States
  3.50%, 12/19/2013.........       39,918,916      3,088,280
  4.50%, 11/22/2035.........       47,997,896      3,531,314
  5.00%, 6/16/2016..........      138,335,469     11,317,847
                                                ------------
                                                  17,937,441
                                                ------------
POLAND -- 2.6%
Republic of Poland
  3.00%, 8/24/2016..........       35,133,333     10,264,997
                                                ------------
SOUTH AFRICA -- 3.7%
Republic of South Africa
  3.45%, 12/7/2033..........       33,833,349      5,182,903
  6.25%, 3/31/2013..........       62,649,314      9,290,229
                                                ------------
                                                  14,473,132
                                                ------------
SOUTH KOREA -- 2.2%
Republic of South Korea
  2.75%, 3/10/2017..........   11,320,039,910      8,835,170
                                                ------------
SWEDEN -- 4.6%
Kingdom of Sweden
  3.50%, 12/1/2015..........       25,205,699      3,668,181
  3.50%, 12/1/2028..........        2,920,030        476,010
  4.00%, 12/1/2020..........       89,248,750     14,141,857
                                                ------------
                                                  18,286,048
                                                ------------
TURKEY -- 3.2%
Republic of Turkey
  10.00%, 2/15/2012.........       19,025,821     12,768,924
                                                ------------
UNITED KINGDOM -- 19.3%
United Kingdom Treasury Bond
  0.75%, 11/22/2047.........          895,787      1,527,425
  1.13%, 11/22/2037.........        1,830,045      3,325,699
  1.25%, 11/22/2017.........        4,233,690      7,188,391
  1.25%, 11/22/2027.........       12,445,791     21,332,269
  1.25%, 11/22/2055.........        1,474,509      3,050,181
  1.88%, 11/22/2022.........        8,664,077     15,718,975
  2.00%, 1/26/2035..........          248,848        514,608
  2.50%, 8/23/2011..........          257,022        434,097
  2.50%, 8/16/2013..........        6,036,043     10,262,686
  2.50%, 7/26/2016..........        3,625,479      6,322,277


See accompanying notes to financial statements.

SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT           VALUE
--------------------              ---------         -----
  2.50%, 4/16/2020..........          509,608   $    958,499
  4.13%, 7/22/2030..........        2,228,750      5,682,797
                                                ------------
                                                  76,317,904
                                                ------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS --
  (Cost $394,336,158).......                     387,611,927
                                                ------------


                                   SHARES
                                   ------
SHORT TERM INVESTMENTS -- 0.1%
MONEY MARKET FUNDS -- 0.1%
State Street Institutional
  Liquid Reserves Fund 0.42%
  (b)(c)....................           23,869         23,869
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)..........          563,360        563,360
                                                ------------
TOTAL SHORT TERM
  INVESTMENTS -- (E)
  (Cost $587,229)...........                         587,229
                                                ------------
TOTAL INVESTMENTS -- 98.4%
  (F)
  (Cost $394,923,387).......                     388,199,156
OTHER ASSETS AND
  LIABILITIES -- 1.6%.......                       6,282,945
                                                ------------
NET ASSETS -- 100.0%........                    $394,482,101
                                                ============




(a) Security, or portion thereof, was on loan at June 30, 2009.
(b) The rate shown is the annualized seven-day yield at period end.
(c) Affiliated Fund managed by SSgA Funds Management, Inc.
(d) Investments of cash collateral for securities loaned.
(e) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(f) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                PRINCIPAL
SECURITY DESCRIPTION              AMOUNT           VALUE
--------------------            ---------          -----
FOREIGN GOVERNMENT OBLIGATIONS -- 95.4%
AUSTRALIA -- 2.5%
Commonwealth of Australia
  5.25%, 8/15/2010.........       6,825,000   $    5,625,707
  6.00%, 2/15/2017.........      17,745,000       14,863,545
  6.50%, 5/15/2013 (a).....       8,130,000        6,933,342
                                              --------------
                                                  27,422,594
                                              --------------
AUSTRIA -- 3.5%
Republic of Austria
  3.80%, 10/20/2013 (b)....      10,695,000       15,557,896
  4.65%, 1/15/2018.........       9,785,000       14,388,810
  6.25%, 7/15/2027.........       5,040,000        8,386,380
                                              --------------
                                                  38,333,086
                                              --------------
BELGIUM -- 4.4%
Kingdom of Belgium
  5.00%, 9/28/2012.........      13,975,000       21,274,290
  5.00%, 3/28/2035.........       4,875,000        7,232,264
  5.50%, 9/28/2017.........      12,470,000       19,638,077
                                              --------------
                                                  48,144,631
                                              --------------
CANADA -- 4.1%
Government of Canada
  2.75%, 12/1/2010.........       5,845,000        5,171,744
  4.00%, 6/1/2016..........      16,745,000       15,403,641
  5.25%, 6/1/2012..........      11,290,000       10,653,926
  5.75%, 6/1/2029..........      12,395,000       13,262,922
                                              --------------
                                                  44,492,233
                                              --------------
DENMARK -- 2.7%
Kingdom of Denmark
  4.00%, 11/15/2010........      12,780,000        2,477,539
  4.00%, 11/15/2017........      16,800,000        3,247,496
  4.50%, 11/15/2039........      32,595,000        6,375,806
  5.00%, 11/15/2013........      84,980,000       17,381,989
                                              --------------
                                                  29,482,830
                                              --------------
FRANCE -- 4.5%
Republic of France
  4.00%, 4/25/2013.........       3,390,000        5,033,770
  5.50%, 10/25/2010........      21,165,000       31,374,808
  5.75%, 10/25/2032........       7,215,000       12,109,739
                                              --------------
                                                  48,518,317
                                              --------------
GERMANY -- 11.0%
Federal Republic of Germany
  4.00%, 1/4/2037..........       6,705,000        9,046,450
  4.25%, 7/4/2017..........      30,140,000       45,351,455
  4.50%, 1/4/2013..........       8,145,000       12,321,418
  5.25%, 1/4/2011..........      25,490,000       37,960,627
  5.63%, 1/4/2028..........       9,205,000       15,055,335
                                              --------------
                                                 119,735,285
                                              --------------
GREECE -- 4.6%
Republic of Greece
  3.70%, 7/20/2015.........      31,260,000       43,499,586
  4.30%, 7/20/2017.........       4,550,000        6,305,092
  4.50%, 9/20/2037.........         300,000          351,103
                                              --------------
                                                  50,155,781
                                              --------------
ITALY -- 11.4%
Republic of Italy
  3.75%, 2/1/2011..........      22,375,000       32,451,684
  4.00%, 2/1/2037..........      15,105,000       17,628,037
  4.75%, 2/1/2013..........       8,715,000       13,039,691
  5.25%, 8/1/2017..........      26,160,000       40,114,622
  5.50%, 11/1/2010.........         500,000          740,466
  6.50%, 11/1/2027.........      12,740,000       20,603,662
                                              --------------
                                                 124,578,162
                                              --------------
JAPAN -- 22.9%
Government of Japan 5 Year
  Bond 0.60%, 9/20/2010....   2,228,400,000       23,202,059
  1.00%, 9/20/2010.........     273,800,000        2,864,535
  1.50%, 3/20/2011.........   2,919,000,000       30,891,361
Government of Japan 10 Year
  Bond 1.30%, 6/20/2012....   3,982,400,000       42,320,218
  1.50%, 9/20/2014.........   4,360,800,000       46,903,650
  1.70%, 12/20/2016........   1,894,200,000       20,592,625
Government of Japan 20 Year
  Bond 1.90%, 3/20/2029....     260,400,000        2,629,720
  2.30%, 6/20/2027.........   2,382,400,000       25,906,863
  2.60%, 3/20/2019.........   1,573,000,000       18,222,916
  2.90%, 9/20/2019.........   2,181,400,000       25,503,965
Government of Japan 30 Year
  Bond 2.40%, 3/20/2037....     921,300,000        9,982,486
                                              --------------
                                                 249,020,398
                                              --------------
MEXICO -- 2.6%
United Mexican States
  7.25%, 12/15/2016........      89,900,000        6,558,070
  9.00%, 12/20/2012........     170,100,000       13,886,974
  10.00%, 12/5/2024........      94,610,000        8,146,938
                                              --------------
                                                  28,591,982
                                              --------------
NETHERLANDS -- 4.2%
Kingdom of the Netherlands
  3.75%, 7/15/2014.........      16,920,000       24,731,286
  4.00%, 7/15/2018.........         485,000          695,728
  4.50%, 7/15/2017.........       8,040,000       12,006,839
  5.00%, 7/15/2011.........       3,280,000        4,919,844
  5.50%, 1/15/2028.........       2,225,000        3,570,556
                                              --------------
                                                  45,924,253
                                              --------------
POLAND -- 2.7%
Republic of Poland
  4.25%, 5/24/2011.........      38,070,000       11,762,273
  4.75%, 4/25/2012.........       7,745,000        2,393,095
  5.25%, 10/25/2017........       9,700,000        2,872,642
  5.75%, 9/23/2022.........       5,660,000        1,684,123
  6.25%, 10/24/2015........      32,260,000       10,256,745
                                              --------------
                                                  28,968,878
                                              --------------
SOUTH AFRICA -- 2.4%
Republic of South Africa
  7.25%, 1/15/2020.........      12,545,000        1,429,987
  10.50%, 12/21/2026 (a)...      53,150,000        7,820,294
  13.50%, 9/15/2015 (a)....     103,965,000       16,661,460
                                              --------------
                                                  25,911,741
                                              --------------


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                PRINCIPAL
SECURITY DESCRIPTION              AMOUNT           VALUE
--------------------            ---------          -----
SPAIN -- 4.6%
Kingdom of Spain
  3.15%, 1/31/2016.........      13,850,000   $   19,096,649
  3.25%, 7/30/2010.........      11,995,000       17,220,175
  4.20%, 1/31/2037.........       4,845,000        6,166,954
  6.15%, 1/31/2013.........       5,075,000        8,002,562
                                              --------------
                                                  50,486,340
                                              --------------
SWEDEN -- 2.5%
Kingdom of Sweden
  3.75%, 8/12/2017.........     128,495,000       17,083,300
  5.50%, 10/8/2012.........      70,725,000       10,102,697
                                              --------------
                                                  27,185,997
                                              --------------
TAIWAN -- 0.2%
Government of Taiwan
  2.38%, 9/21/2017.........      50,000,000        1,631,815
                                              --------------
UNITED KINGDOM -- 4.6%
United Kingdom Treasury
  Bond
  4.25%, 3/7/2011..........       4,820,000        8,320,576
  4.75%, 9/7/2015..........       6,205,000       11,248,440
  4.75%, 12/7/2038.........       7,227,000       12,576,018
  5.00%, 3/7/2012..........       1,620,000        2,856,598
  5.00%, 3/7/2025..........       8,555,000       15,338,052
                                              --------------
                                                  50,339,684
                                              --------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS --
  (Cost $1,022,126,287)....                    1,038,924,007
                                              --------------


SECURITY DESCRIPTION              SHARES
--------------------              ------
SHORT TERM INVESTMENTS -- 3.9%
MONEY MARKET FUNDS -- 3.9%
State Street Institutional
  Liquid Reserves Fund
  0.42%, (c)(d)............      29,529,317   $   29,529,317
State Street Navigator
  Securities Lending Prime
  Portfolio (d)(e).........      13,535,645       13,535,645
                                              --------------
TOTAL SHORT TERM
  INVESTMENTS -- (F)
  (Cost $43,064,962).......                       43,064,962
                                              --------------
TOTAL INVESTMENTS -- 99.3%
  (G)
  (Cost $1,065,191,249)....                    1,081,988,969
OTHER ASSETS AND
  LIABILITIES -- 0.7%......                        7,241,798
                                              --------------
NET ASSETS -- 100.0%.......                   $1,089,230,767
                                              ==============




(a) Security, or portion thereof, was on loan at June 30, 2009.
(b) Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 1.4% of net assets as of June 30, 2009, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c) The rate shown is the annualized seven-day yield at period end.
(d) Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Investments of cash collateral for securities loaned.
(f) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(g) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157. (Note 2)

At June 30, 2009, Open Forward Foreign Currency Exchange Contracts were as follows:

Forward Foreign Currency Contracts to Buy:

 SETTLE-                                                         NET UNREALIZED
  MENT         CONTRACTS TO         VALUE AT      IN EXCHANGE     APPRECIATION/
  DATE           DELIVER         JUNE 30, 2009     FOR U.S.$     (DEPRECIATION)
 -------       ------------      -------------    -----------    --------------
9/4/2009      1,200,000   GBP     $ 1,976,030     $ 1,987,200       $ (11,170)
9/4/2009      1,000,000   PLN         312,789         317,811          (5,022)
9/4/2009    960,000,000   TWD      29,595,831      29,927,231        (331,400)
                                                                    ---------
                                                                    $(347,592)
                                                                    ---------



Forward Foreign Currency Contracts to Sell:

 SETTLE-                           VALUE AT                    NET UNREALIZED
  MENT         CONTRACTS TO        JUNE 30,     IN EXCHANGE     APPRECIATION/
  DATE           DELIVER             2009        FOR U.S.$     (DEPRECIATION)
 -------       ------------      -----------    -----------    --------------
9/4/2009        800,000   GBP    $ 1,317,353    $ 1,291,560       $ (25,793)
                                                                  ---------
                                                                  $(373,385)
                                                                  =========



GBP-Great British Pound
PLN-Polish Zloty
TWD-Taiwan New Dollar
U.S.$ -United States Dollar


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL HIGH YIELD BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                PRINCIPAL
SECURITY DESCRIPTION              AMOUNT          VALUE
--------------------            ---------         -----
CORPORATE BONDS & NOTES -- 96.7%
AEROSPACE & DEFENSE -- 0.6%
BE Aerospace, Inc.
  8.50%, 7/1/2018...........   $11,500,000   $   10,838,750
                                             --------------
AUTO COMPONENTS -- 1.3%
Goodyear Tire & Rubber Co.
  10.50%, 5/15/2016.........   17,950,000        18,129,500
TRW Automotive, Inc.:
  7.00%, 3/15/2014 (a)......   3,000,000          2,160,000
  7.25%, 3/15/2017 (a)......   6,750,000          4,657,500
                                             --------------
                                                 24,947,000
                                             --------------
BEVERAGES -- 0.6%
Constellation Brands, Inc.:
  7.25%, 9/1/2016...........   9,681,000          8,954,925
  7.25%, 5/15/2017..........   3,000,000          2,775,000
                                             --------------
                                                 11,729,925
                                             --------------
BUILDING PRODUCTS -- 2.9%
Hanson PLC
  6.13%, 8/15/2016..........   13,498,000        10,089,755
Masco Corp.
  6.13%, 10/3/2016..........   16,455,000        13,815,552
Nortek, Inc.
  10.00%, 12/1/2013.........   15,688,000        12,589,620
Owens Corning, Inc.
  6.50%, 12/1/2016..........   11,050,000         9,686,021
Ply Gem Industries, Inc.
  11.75%, 6/15/2013.........   14,269,000         9,203,505
                                             --------------
                                                 55,384,453
                                             --------------
CHEMICALS -- 0.9%
Ashland, Inc.
  9.13%, 6/1/2017 (a).......   11,635,000        12,100,400
Momentive Performance
  Materials, Inc.
  9.75%, 12/1/2014 (b)......   11,450,000         5,095,250
                                             --------------
                                                 17,195,650
                                             --------------
COMMERCIAL BANKS -- 1.3%
BAC Capital Trust XI
  6.63%, 5/23/2036..........   13,685,000        10,319,913
Lloyds Banking Group PLC
  6.66%, 5/19/2049 (a)(c)...   12,000,000         4,320,000
Royal Bank of Scotland Group
  PLC
  7.64%, 3/31/2049 (c)......   26,715,000        10,819,575
                                             --------------
                                                 25,459,488
                                             --------------
COMMERCIAL SERVICES & SUPPLIES -- 4.1%
ARAMARK Corp.
  8.50%, 2/1/2015...........   23,083,000        22,390,510
Ceridian Corp.
  11.25%, 11/15/2015........   13,500,000        11,289,375
Hertz Corp.
  8.88%, 1/1/2014...........   33,524,000        30,842,080
Servicemaster Co. PIK
  10.75%, 7/15/2015 (a)(d)..   16,500,000        13,200,000
                                             --------------
                                                 77,721,965
                                             --------------
COMPUTERS & PERIPHERALS -- 0.4%
Seagate Technology HDD
  Holdings
  6.80%, 10/1/2016..........   9,250,000          7,931,875
                                             --------------
CONTAINERS & PACKAGING -- 0.6%
Owens-Brockway Glass
  Container, Inc.
  7.38%, 5/15/2016 (a)......   12,155,000        11,790,350
                                             --------------
DIVERSIFIED CONSUMER SERVICES -- 0.4%
RSC Equipment Rental, Inc.
  9.50%, 12/1/2014..........   10,200,000         8,185,500
                                             --------------
DIVERSIFIED FINANCIAL SERVICES -- 8.2%
Capmark Financial Group,
  Inc.
  7.88%, 5/10/2012..........   20,500,000         5,326,269
CIT Group, Inc.
  7.63%, 11/30/2012.........   21,623,000        14,806,263
Citigroup Capital XXI
  8.30%, 12/21/2057 (c).....   59,000,000        46,009,675
Ford Motor Credit Co. LLC
  9.75%, 9/15/2010..........   27,175,000        26,030,824
GMAC LLC:
  6.63%, 5/15/2012 (a)......   3,197,000          2,669,495
  6.88%, 9/15/2011 (a)......   49,500,000        43,312,500
Nuveen Investments, Inc.
  10.50%, 11/15/2015 (a)....   13,700,000         9,453,000
Petroplus Finance, Ltd.
  7.00%, 5/1/2017 (a).......   9,000,000          7,470,000
                                             --------------
                                                155,078,026
                                             --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 8.7%
Cricket Communications, Inc.
  9.38%, 11/1/2014..........   20,450,000        20,143,250
Intelsat Bermuda, Ltd.
  11.25%, 6/15/2016.........   46,188,000        47,111,760
Level 3 Financing, Inc.
  9.25%, 11/1/2014..........   27,089,000        22,212,980
MetroPCS Wireless, Inc.
  9.25%, 11/1/2014..........   24,300,000        24,148,125
Virgin Media Finance PLC
  9.50%, 8/15/2016..........   9,360,000          9,219,600
West Corp.
  9.50%, 10/15/2014.........   14,236,000        12,456,500
Windstream Corp.
  8.63%, 8/1/2016...........   31,739,000        30,390,092
                                             --------------
                                                165,682,307
                                             --------------
ELECTRIC UTILITIES -- 7.8%
AES Corp.
  8.00%, 10/15/2017.........   30,117,000        28,008,810
Calpine Construction Finance
  Co. LP and CCFC Finance
  Corp.
  8.00%, 6/1/2016 (a).......   16,500,000        15,798,750
Edison Mission Energy
  7.00%, 5/15/2017..........   25,988,000        19,945,790
Intergen NV
  9.00%, 6/30/2017 (a)......   21,750,000        20,608,125
NRG Energy, Inc.:
  7.38%, 2/1/2016...........   19,215,000        18,182,194
  7.38%, 1/15/2017..........   3,000,000          2,827,500
RRI Energy, Inc.
  7.88%, 6/15/2017..........   11,450,000        10,247,750


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL HIGH YIELD BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                PRINCIPAL
SECURITY DESCRIPTION              AMOUNT          VALUE
--------------------            ---------         -----
Texas Competitive Electric
  Holdings Co. LLC
  10.25%, 11/1/2015.........   $51,500,000   $   32,058,750
                                             --------------
                                                147,677,669
                                             --------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.8%
RBS Global, Inc. and Rexnord
  Corp.
  9.50%, 8/1/2014...........   16,845,000        14,402,475
                                             --------------
ENERGY EQUIPMENT & SERVICES -- 0.5%
Complete Production
  Services, Inc.
  8.00%, 12/15/2016.........   11,000,000         9,405,000
                                             --------------
FOOD PRODUCTS -- 1.1%
Smithfield Foods, Inc.
  10.00%, 7/15/2014 (a).....   6,855,000          6,769,313
Tyson Foods, Inc.:
  7.85%, 4/1/2016 (b).......   13,500,000        13,017,483
  10.50%, 3/1/2014 (a)......   1,000,000          1,085,000
                                             --------------
                                                 20,871,796
                                             --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.4%
Bausch & Lomb, Inc.
  9.88%, 11/1/2015..........   16,014,000        15,293,370
Biomet, Inc.
  11.63%, 10/15/2017........   22,139,000        21,696,220
VWR Funding, Inc., Series B
  10.25%, 7/15/2015 PIK.....   10,500,000         8,295,000
                                             --------------
                                                 45,284,590
                                             --------------
HEALTH CARE PROVIDERS & SERVICES -- 7.6%
Apria Healthcare Group, Inc.
  11.25%, 11/1/2014 (a).....   12,535,000        12,096,275
Community Health Systems,
  Inc.
  8.88%, 7/15/2015..........   53,139,000        52,076,220
HCA, Inc.
  9.25%, 11/15/2016.........   58,771,000        57,889,435
Tenet Healthcare Corp.
  10.00%, 5/1/2018 (a)......   16,600,000        17,430,000
Us Oncology, Inc.
  9.13%, 8/15/2017 (a)......   5,000,000          4,962,500
                                             --------------
                                                144,454,430
                                             --------------
HOME BUILDERS -- 0.6%
K Hovnanian Enterprises,
  Inc.
  11.50%, 5/1/2013..........   13,838,000        11,969,870
                                             --------------
HOTELS, RESTAURANTS & LEISURE -- 4.1%
Ameristar Casinos, Inc.
  9.25%, 6/1/2014 (a).......   11,945,000        12,183,900
Harrah's Operating Co. Inc.
  10.00%, 12/15/2018 (a)....   46,107,000        26,511,525
MGM Mirage, Inc.:
  11.13%, 11/15/2017 (a)....   1,000,000          1,060,000
  13.00%, 11/15/2013 (a)....   15,086,000        16,519,170
Starwood Hotels & Resorts
  Worldwide, Inc.
  6.25%, 2/15/2013 (d)......   10,500,000         9,765,000
Wyndham Worldwide Corp.
  6.00%, 12/1/2016..........   14,408,000        11,268,454
                                             --------------
                                                 77,308,049
                                             --------------
HOUSEHOLD DURABLES -- 0.6%
Jarden Corp.
  7.50%, 5/1/2017...........   12,200,000        10,675,000
                                             --------------
INSURANCE -- 2.0%
American International
  Group, Inc.
  8.18%, 5/15/2058 (c)......   52,405,000        14,950,937
Genworth Financial, Inc.
  6.15%, 11/15/2066 (c).....   9,950,000          4,478,246
Liberty Mutual Group, Inc.
  10.75%, 6/15/2058
  (a)(c)(d).................   18,000,000        12,960,000
MBIA Insurance Corp.
  14.00%, 1/15/2033
  (a)(c)(d).................   16,000,000         6,080,000
                                             --------------
                                                 38,469,183
                                             --------------
MACHINERY -- 0.8%
Terex Corp.
  8.00%, 11/15/2017.........   19,581,000        15,052,894
                                             --------------
MEDIA -- 8.2%
AMC Entertainment, Inc.
  8.75%, 6/1/2019 (a).......   12,150,000        11,421,000
Clear Channel
  Communications, Inc.
  10.75%, 8/1/2016..........   13,000,000         4,030,000
CSC Holdings Inc/United
  States
  8.50%, 4/15/2014 (a)......   17,338,000        17,186,292
DIRECTV Holdings LLC
  7.63%, 5/15/2016..........   30,938,000        30,087,205
Echostar DBS Corp.
  7.13%, 2/1/2016...........   16,788,000        15,654,810
Interpublic Group of Cos,
  Inc.
  10.00%, 7/15/2017 (a).....   3,000,000          3,022,500
Nielsen Finance LLC/Nielsen
  Finance Co.
  10.00%, 8/1/2014..........   18,479,000        17,485,754
Quebecor Media, Inc.
  7.75%, 3/15/2016..........   12,357,000        11,198,531
RH Donnelley Corp.
  8.88%, 10/15/2017 (e).....   9,234,000            473,243
The Reader's Digest
  Association, Inc.
  9.00%, 2/15/2017..........   2,000,000             90,000
TL Acquisitions, Inc.
  10.50%, 1/15/2015 (a).....   15,820,000        12,814,200
WMG Acquisition Corp.
  9.50%, 6/15/2016 (a)......   18,310,000        18,218,450
XM Satellite Radio, Inc.
  13.00%, 8/1/2013 (a)......   16,112,000        13,111,140
                                             --------------
                                                154,793,125
                                             --------------
METALS & MINING -- 4.5%
FMG Finance Property, Ltd.
  10.63%, 9/1/2016 (a)......   16,900,000        16,224,000
Novelis, Inc.
  7.25%, 2/15/2015 (c)......   25,485,000        19,368,600
Steel Dynamics, Inc.
  7.38%, 11/1/2012..........   17,031,000        16,136,872
Teck Resources Ltd.:
  9.75%, 5/15/2014 (a)......   1,815,000          1,878,525
  10.25%, 5/15/2016 (a).....   1,815,000          1,901,213
  10.75%, 5/15/2019 (a).....   28,600,000        30,745,000
                                             --------------
                                                 86,254,210
                                             --------------


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL HIGH YIELD BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                PRINCIPAL
SECURITY DESCRIPTION              AMOUNT          VALUE
--------------------            ---------         -----
MULTILINE RETAIL -- 4.0%
Dollar General Corp.
  10.63%, 7/15/2015.........   $24,089,000   $   26,016,120
JC Penney Corp, Inc.
  6.38%, 10/15/2036.........   12,000,000         8,881,416
Macy's Retail Holdings, Inc.
  5.90%, 12/1/2016..........   17,500,000        14,257,005
Rite Aid Corp.
  9.50%, 6/15/2017..........   17,389,000        11,302,850
Supervalu, Inc.
  8.00%, 5/1/2016...........   16,610,000        16,111,700
                                             --------------
                                                 76,569,091
                                             --------------
OIL, GAS & CONSUMABLE FUELS -- 12.1%
Chesapeake Energy Corp.:
  6.50%, 8/15/2017..........   2,650,000          2,226,000
  7.25%, 12/15/2018.........   4,550,000          3,958,500
  9.50%, 2/15/2015..........   25,330,000        25,519,975
Citic Resources Finance,
  Ltd.
  6.75%, 5/15/2014 (a)......   4,500,000          4,162,500
Dynegy Holdings, Inc.
  7.75%, 6/1/2019...........   23,938,000        18,641,717
El Paso Corp.:
  7.00%, 6/15/2017..........   16,188,000        14,743,286
  7.25%, 6/1/2018...........   4,000,000          3,693,140
  8.25%, 2/15/2016..........   1,665,000          1,619,213
Energy XXI Gulf Coast, Inc.
  10.00%, 6/15/2013 (d).....   10,500,000         6,195,000
Enterprise Products
  Operating LP
  7.03%, 1/15/2068 (c)......   10,750,000         7,928,125
Forest Oil Corp.
  7.25%, 6/15/2019..........   18,800,000        16,826,000
Newfield Exploration Co.
  7.13%, 5/15/2018..........   9,000,000          8,178,750
OPTI Canada, Inc.
  8.25%, 12/15/2014.........   17,738,000        11,707,080
Peabody Energy Corp.
  7.38%, 11/1/2016..........   14,935,000        14,113,575
PetroHawk Energy Corp.
  7.88%, 6/1/2015...........   18,750,000        17,343,750
Plains Exploration &
  Production Co.
  7.75%, 6/15/2015..........   10,898,000        10,189,630
Quicksilver Resources, Inc.
  11.75%, 1/1/2016..........   1,885,000          1,950,975
Sabine Pass LNG LP
  7.50%, 11/30/2016.........   30,137,000        24,335,627
SandRidge Energy, Inc.
  8.00%, 6/1/2018 (a).......   16,000,000        13,680,000
Southern Union Co.
  7.20%, 11/1/2066 (c)(d)...   9,000,000          6,120,000
Southwestern Energy Co.
  7.50%, 2/1/2018 (a).......   9,250,000          8,880,000
Williams Partners
  LP/Williams Partners
  Finance Corp.
  7.25%, 2/1/2017...........   9,000,000          8,212,500
                                             --------------
                                                230,225,343
                                             --------------
PAPER & FOREST PRODUCTS -- 0.7%
Georgia-Pacific LLC
  7.13%, 1/15/2017 (a)......   15,164,000        14,102,520
                                             --------------
REAL ESTATE INVESTMENT TRUSTS -- 1.3%
iStar Financial, Inc.
  10.00%, 6/15/2014 (a).....   3,000,000          2,220,000
Residential Capital LLC
  9.63%, 5/15/2015..........   34,000,000        21,590,000
                                             --------------
                                                 23,810,000
                                             --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%
Realogy Corp.
  10.50%, 4/15/2014.........   16,767,000         7,251,728
                                             --------------
ROAD & RAIL -- 0.4%
Railamerica, Inc.
  9.25%, 7/1/2017 (a).......   7,715,000          7,444,975
                                             --------------
SEMICONDUCTORS -- 0.7%
Freescale Semiconductor,
  Inc.
  8.88%, 12/15/2014.........   24,338,000        12,290,690
                                             --------------
SOFTWARE -- 1.2%
First Data Corp.
  9.88%, 9/24/2015..........   33,238,000        23,598,980
                                             --------------
SPECIALTY RETAIL -- 1.1%
Limited Brands, Inc.
  6.90%, 7/15/2017..........   13,500,000        11,681,658
Michaels Stores, Inc.
  10.00%, 11/1/2014.........   11,400,000         9,576,000
                                             --------------
                                                 21,257,658
                                             --------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.8%
CC Holdings GS V LLC/Crown
  Castle GS III Corp.
  7.75%, 5/1/2017 (a).......   6,615,000          6,449,625
Crown Castle International
  Corp.
  9.00%, 1/15/2015..........   12,825,000        13,049,437
Frontier Communications
  Corp.
  8.25%, 5/1/2014...........   10,000,000         9,450,000
Nextel Communications, Inc.,
  Series D
  7.38%, 8/1/2015...........   12,000,000         9,570,000
Sprint Nextel Corp.
  6.00%, 12/1/2016..........   27,750,000        22,685,625
Telesat Canada 11.00%,
  11/1/2015 (a).............   11,500,000        11,787,500
                                             --------------
                                                 72,992,187
                                             --------------
TOTAL CORPORATE BONDS &
  NOTES --
  (Cost $1,752,577,559).....                  1,838,106,752
                                             --------------


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL HIGH YIELD BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES          VALUE
--------------------              ------          -----
SHORT TERM INVESTMENTS -- 0.9%
MONEY MARKET FUNDS -- 0.9%
State Street Institutional
  Liquid Reserves Fund 0.42%
  (f)(g)(h)
  (Cost $17,410,929)........   17,410,929    $   17,410,929
                                             --------------
TOTAL INVESTMENTS -- 97.6% (I)
  (Cost $1,769,988,488).....                  1,855,517,681
OTHER ASSETS AND
  LIABILITIES -- 2.4%.......                     45,191,467
                                             --------------
NET ASSETS -- 100.0%........                 $1,900,709,148
                                             ==============




(a) Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represents 24.2% of net assets as of June 30, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) Step up Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.
(c) Variable Rate Security. Rate shown is as of June 30, 2009.
(d) Security is valued at fair value as determined in good faith by the Trust's Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees.
(e) Security is currently in default and/or issuer is in bankruptcy.
(f) Affiliated Fund managed by SSgA Funds Management, Inc.
(g) The rate shown is the annualized seven-day yield at period end.
(h) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(i) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157. (Note 2)
PIK = Payment in Kind.



At June 30, 2009, outstanding credit default swap contracts -- sell protection were as follows:

                                                                                                             UPFRONT
                                                       RECEIVE    EXPIRATION     NOTIONAL       MARKET       PREMIUMS
COUNTERPARTY              REFERENCE OBLIGATION       FIXED RATE      DATE         AMOUNT        VALUE       (RECEIVED)
------------              --------------------       ----------   ----------     --------       ------      ----------
Barclays Capital      Harrah's Operating Co., Inc.      5.00%     12/20/2018   $15,000,000   $(7,640,388)  $(6,225,694)
                        UNREALIZED
                       APPRECIATION/
COUNTERPARTY          (DEPRECIATION)
------------          --------------
Barclays Capital        $(1,414,694)




See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                      PRINCIPAL
SECURITY DESCRIPTION                   AMOUNT             VALUE
--------------------                  ---------           -----
FOREIGN GOVERNMENT OBLIGATIONS -- 88.6%
AUSTRALIA -- 2.0%
Commonwealth of Australia
  5.75%, 6/15/2011............           255,000       $   212,824
                                                       -----------
AUSTRIA -- 1.8%
Republic of Austria
  5.25%, 1/4/2011.............           130,000           193,063
                                                       -----------
BELGIUM -- 3.4%
Kingdom of Belgium
  5.00%, 9/28/2011............            55,000            82,698
  5.75%, 9/28/2010............           185,000           273,882
                                                       -----------
                                                           356,580
                                                       -----------
CANADA -- 3.2%
Government of Canada
  6.00%, 6/1/2011.............           360,000           337,892
                                                       -----------
DENMARK -- 2.2%
Kingdom of Denmark
  4.00%, 11/15/2010...........         1,165,000           225,848
                                                       -----------
FRANCE -- 4.5%
Republic of France
  3.75%, 9/12/2010............            50,000            72,299
  5.00%, 4/25/2012............            95,000           144,557
  6.50%, 4/25/2011............           170,000           260,295
                                                       -----------
                                                           477,151
                                                       -----------
GERMANY -- 11.8%
Federal Republic of Germany
  4.00%, 9/10/2010............           330,000           479,256
  4.00%, 4/13/2012............           100,000           148,752
  5.00%, 7/4/2011.............           410,000           614,986
                                                       -----------
                                                         1,242,994
                                                       -----------
GREECE -- 3.6%
Republic of Greece
  3.80%, 3/20/2011............           110,000           159,394
  4.30%, 3/20/2012............           150,000           218,329
                                                       -----------
                                                           377,723
                                                       -----------
HUNGARY -- 1.8%
Republic of Hungary
  6.75%, 4/22/2011............        37,750,000           185,433
                                                       -----------
ITALY -- 12.3%
Republic of Italy
  3.00%, 3/1/2012.............           175,000           250,005
  5.25%, 8/1/2011.............           350,000           524,340
  5.50%, 11/1/2010............           350,000           518,326
                                                       -----------
                                                         1,292,671
                                                       -----------
JAPAN -- 22.8%
Government of Japan 5 Year
  Bond
  0.80%, 12/20/2010...........       109,500,000         1,145,886
  1.20%, 9/20/2011............       118,000,000         1,246,181
                                                       -----------
                                                         2,392,067
                                                       -----------
MEXICO -- 2.1%
United Mexican States
  9.00%, 12/22/2011...........         2,650,000           215,551
                                                       -----------
NETHERLANDS -- 3.7%
Kingdom of the Netherlands
  5.00%, 7/15/2011............           260,000           389,988
                                                       -----------
POLAND -- 2.0%
Republic of Poland
  6.00%, 11/24/2010...........           675,000           215,303
                                                       -----------
SOUTH AFRICA -- 1.6%
Republic of South Africa
  13.00%, 8/31/2010...........         1,200,000           165,096
                                                       -----------
SPAIN -- 4.2%
Kingdom of Spain
  2.75%, 4/30/2012............            20,000            28,561
  3.25%, 7/30/2010............           130,000           186,630
  5.35%, 10/31/2011...........           150,000           227,351
                                                       -----------
                                                           442,542
                                                       -----------
SWEDEN -- 1.7%
Kingdom of Sweden
  5.25%, 3/15/2011............         1,310,000           180,658
                                                       -----------
UNITED KINGDOM -- 3.9%
United Kingdom Treasury Bond
  4.25%, 3/7/2011.............           135,000           233,045
  5.00%, 3/7/2012.............           100,000           176,333
                                                       -----------
                                                           409,378
                                                       -----------
TOTAL FOREIGN GOVERNMENT
  OBLIGATIONS --
    (Cost $8,874,905).........                           9,312,762
                                                       -----------


                                       SHARES
                                       ------

SHORT TERM INVESTMENTS -- 8.8%
UNITED STATES -- 8.8%
MONEY MARKET FUND -- 8.8%
State Street Institutional
  Liquid Reserves Fund 0.42%,
  (a)(b)(c)
  (Cost $923,049).............           923,049           923,049
                                                       -----------
TOTAL INVESTMENTS -- 97.4% (D)
    (Cost $9,797,954).........                          10,235,811
OTHER ASSETS AND
  LIABILITIES -- 2.6%.........                             278,509
                                                       -----------
NET ASSETS -- 100.0%..........                         $10,514,320
                                                       ===========




(a) The rate shown is the annualized seven-day yield at period end.
(b) Affiliated Fund managed by SSgA Funds Management, Inc.
(c) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(d) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157 (Note 2).


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

At June 30, 2009, Open Forward Foreign Currency Exchange Contracts were as follows:

Forward Foreign Currency Contracts to Buy:

 SETTLE-                                                         NET UNREALIZED
  MENT         CONTRACTS TO         VALUE AT      IN EXCHANGE     APPRECIATION/
  DATE           DELIVER         JUNE 30, 2009     FOR U.S.$     (DEPRECIATION)
 -------       ------------      -------------    -----------    --------------
9/4/2009      1,000,000   JPY       $ 10,372        $ 10,462        $    (90)
9/4/2009    610,000,000   KRW        485,194         497,000         (11,806)
9/4/2009        290,000   SGD        200,319         201,866          (1,547)
9/4/2009      7,000,000   TWD        215,803         219,574          (3,771)
                                                                    --------
                                                                    $(17,214)
                                                                    ========



JPY-Japanese Yen
KRW-South Korean Won
SGD-Singapore Dollar
TWD-Taiwan New Dollar
U.S.$-United States Dollar


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL INTERMEDIATE TERM CREDIT BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                      PRINCIPAL
SECURITY DESCRIPTION                   AMOUNT             VALUE
--------------------                  ---------           -----
CORPORATE BONDS & NOTES -- 89.1%
AEROSPACE & DEFENSE -- 1.7%
Boeing Capital Corp.
  6.50%, 2/15/2012............       $  225,000        $   241,079
United Technologies Corp.
  5.38%, 12/15/2017...........          225,000            236,710
                                                       -----------
                                                           477,789
                                                       -----------
BEVERAGES -- 1.2%
PepsiCo, Inc.
  5.00%, 6/1/2018.............          330,000            338,971
                                                       -----------
CAPITAL MARKETS -- 8.7%
Morgan Stanley
  6.75%, 4/15/2011............          900,000            921,764
The Bear Stearns Cos LLC
  7.25%, 2/1/2018.............          450,000            477,244
The Goldman Sachs Group, Inc.
  5.95%, 1/18/2018............        1,005,000            974,001
                                                       -----------
                                                         2,373,009
                                                       -----------
CHEMICALS -- 0.9%
E.I. du Pont de Nemours & Co.
  5.88%, 1/15/2014............          225,000            243,718
                                                       -----------
COMMERCIAL BANKS -- 15.8%
European Investment Bank:
  3.13%, 7/15/2011............          900,000            932,066
  4.25%, 7/15/2013............          780,000            820,785
Inter-American Development
  Bank
  3.25%, 11/15/2011...........          675,000            698,129
KFW Bankengruppe
  3.25%, 3/15/2013............          900,000            915,996
Wachovia Corp.
  5.50%, 5/1/2013.............          900,000            929,427
                                                       -----------
                                                         4,296,403
                                                       -----------
COMPUTERS & PERIPHERALS -- 1.8%
International Business
  Machines Corp.
  5.70%, 9/14/2017............          450,000            477,975
                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 20.1%
Bank of America Corp.
  4.90%, 5/1/2013.............        1,230,000          1,181,791
Citigroup, Inc.
  5.50%, 4/11/2013............        1,575,000          1,472,393
General Electric Capital
  Corp.:
  4.80%, 5/1/2013.............        1,680,000          1,673,579
  5.63%, 5/1/2018.............          225,000            213,728
International Lease Finance
  Corp.
  4.75%, 1/13/2012............          675,000            533,250
Merrill Lynch & Co., Inc.
  6.88%, 4/25/2018............          450,000            412,384
                                                       -----------
                                                         5,487,125
                                                       -----------
ELECTRIC UTILITIES -- 1.7%
Commonwealth Edison Co.
  5.80%, 3/15/2018............          450,000            461,576
                                                       -----------
FOOD & STAPLES RETAILING -- 1.6%
Wal-Mart Stores, Inc.
  3.00%, 2/3/2014.............          450,000            440,366
                                                       -----------
FOOD PRODUCTS -- 1.7%
Kraft Foods, Inc.
  5.63%, 11/1/2011............          450,000            475,689
                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.8%
Baxter International, Inc.
  4.00%, 3/1/2014.............          225,000            225,382
                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 0.7%
Humana, Inc.
  7.20%, 6/15/2018............          225,000            202,046
                                                       -----------
INSURANCE -- 0.9%
American International Group,
  Inc.
  5.85%, 1/16/2018............          450,000            238,500
                                                       -----------
MACHINERY -- 2.2%
Caterpillar Financial Services
  Corp.
  6.20%, 9/30/2013............          330,000            353,301
John Deere Capital Corp.
  7.00%, 3/15/2012............          225,000            241,132
                                                       -----------
                                                           594,433
                                                       -----------
MEDIA -- 5.8%
Comcast Corp.
  5.70%, 5/15/2018............        1,005,000          1,006,728
News America, Inc.
  6.90%, 3/1/2019 (a).........          225,000            230,960
Time Warner Cable, Inc.
  6.20%, 7/1/2013.............          330,000            347,139
                                                       -----------
                                                         1,584,827
                                                       -----------
METALS & MINING -- 2.4%
BHP Billiton Finance USA Ltd.
  5.50%, 4/1/2014.............          305,000            327,199
Rio Tinto Finance USA, Ltd.
  5.88%, 7/15/2013............          330,000            332,535
                                                       -----------
                                                           659,734
                                                       -----------
MULTI-UTILITIES -- 1.7%
MidAmerican Energy Holdings
  Co.
  5.75%, 4/1/2018.............          450,000            463,229
                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 7.6%
Conoco Funding Co.
  6.35%, 10/15/2011...........          555,000            605,219
Kinder Morgan Energy Partners
  LP
  6.00%, 2/1/2017.............          370,000            362,842
Petrobras International
  Finance Co.
  8.38%, 12/10/2018...........          330,000            374,550
Shell International Finance BV
  4.00%, 3/21/2014............          250,000            256,960
XTO Energy, Inc.
  5.75%, 12/15/2013...........          450,000            475,095
                                                       -----------
                                                         2,074,666
                                                       -----------
PHARMACEUTICALS -- 3.6%
Abbott Laboratories
  5.60%, 11/30/2017...........          675,000            720,462
Pfizer, Inc.
  6.20%, 3/15/2019............          250,000            274,455
                                                       -----------
                                                           994,917
                                                       -----------


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL INTERMEDIATE TERM CREDIT BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                      PRINCIPAL
SECURITY DESCRIPTION                   AMOUNT             VALUE
--------------------                  ---------           -----
REAL ESTATE INVESTMENT TRUST -- 1.1%
ERP Operating LP
  5.75%, 6/15/2017............       $  330,000        $   306,900
                                                       -----------
ROAD & RAIL -- 1.1%
Union Pacific Corp.
  5.13%, 2/15/2014............          305,000            305,807
                                                       -----------
TOBACCO -- 0.9%
Altria Group, Inc.
  9.70%, 11/10/2018...........          225,000            257,432
                                                       -----------
WIRELESS TELECOMMUNICATION
  SERVICES -- 5.1%
AT&T, Inc.
  5.50%, 2/1/2018.............          330,000            328,335
New Cingular Wireless
  Services, Inc.
  7.88%, 3/1/2011.............          450,000            486,380
Verizon Communications, Inc.
  5.25%, 4/15/2013............          555,000            582,942
                                                       -----------
                                                         1,397,657
                                                       -----------
TOTAL CORPORATE BONDS &
  NOTES --
   (Cost $23,894,469).........                          24,378,151
                                                       -----------
FOREIGN GOVERNMENT
  OBLIGATIONS -- 8.6%
Federal Republic of Brazil
  8.00%, 1/15/2018............          595,000            661,937
Republic of Italy
  3.50%, 7/15/2011............          900,000            930,907
United Mexican States
  5.88%, 1/15/2014............          715,000            752,180
                                                       -----------
TOTAL FOREIGN GOVERNMENT
  OBLIGATIONS --
   (Cost $2,293,730)..........                           2,345,024
                                                       -----------
SHORT TERM INVESTMENTS -- 2.8%
MONEY MARKET FUND -- 2.8%
State Street Institutional
  Liquid
  Reserves Fund 0.42%
     (b)(c)(d)
     (Cost $762,741)..........          762,741            762,741
                                                       -----------
TOTAL INVESTMENTS -- 100.5%
  (E)
   (Cost $26,950,940).........                          27,485,916
OTHER ASSETS AND
  LIABILITIES -- (0.5)%.......                            (136,694)
                                                       -----------
NET ASSETS -- 100.0%..........                         $27,349,222
                                                       ===========




(a) Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.8% of net assets as of June 30, 2009, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) The rate shown is the annualized seven-day yield at period end.
(c) Affiliated Fund managed by SSgA Funds Management, Inc.
(d) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157 (Note 2).


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL LONG TERM CREDIT BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                        PRINCIPAL
SECURITY DESCRIPTION                     AMOUNT             VALUE
--------------------                    ---------           -----
CORPORATE BONDS & NOTES -- 88.5%
AEROSPACE & DEFENSE -- 1.7%
Boeing Co.
  6.63%, 2/15/2038..............        $100,000         $  110,485
                                                         ----------
CAPITAL MARKETS -- 4.2%
Morgan Stanley
  6.25%, 8/9/2026...............         100,000             92,447
The Goldman Sachs Group, Inc.
  6.13%, 2/15/2033..............         200,000            188,372
                                                         ----------
                                                            280,819
                                                         ----------
CHEMICALS -- 2.4%
E.I. du Pont de Nemours & Co.
  5.75%, 3/15/2019..............         150,000            158,266
                                                         ----------
COMMERCIAL BANKS -- 4.0%
HSBC Holdings PLC
  6.50%, 9/15/2037..............         125,000            120,851
JPMorgan Chase & Co.
  6.40%, 5/15/2038..............         100,000            101,125
Wachovia Bank NA
  6.60%, 1/15/2038..............          50,000             47,166
                                                         ----------
                                                            269,142
                                                         ----------
COMMERCIAL SERVICES & SUPPLIES -- 2.4%
Waste Management, Inc.
  7.38%, 3/11/2019..............         150,000            161,271
                                                         ----------
COMMUNICATIONS EQUIPMENT -- 0.7%
Cisco Systems, Inc.
  5.90%, 2/15/2039..............          50,000             49,553
                                                         ----------
COMPUTERS & PERIPHERALS -- 2.0%
International Business Machines
  Corp.
  8.00%, 10/15/2038.............         100,000            130,566
                                                         ----------
DIVERSIFIED FINANCIAL SERVICES -- 4.2%
Citigroup, Inc.
  6.88%, 3/5/2038...............          50,000             43,883
General Electric Capital Corp.:
  5.88%, 1/14/2038..............         150,000            118,358
  6.75%, 3/15/2032..............          50,000             44,864
Merrill Lynch & Co., Inc.
  6.11%, 1/29/2037..............         100,000             75,428
                                                         ----------
                                                            282,533
                                                         ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.3%
British Telecommunications PLC
  8.63%, 12/15/2030 (a) ........         200,000            217,537
                                                         ----------
ELECTRIC UTILITIES -- 10.5%
Appalachian Power Co.
  7.95%, 1/15/2020..............         200,000            226,388
Consolidated Edison Co. of New
  York
  5.70%, 12/1/2036..............          50,000             48,553
Florida Power Corp.
  6.40%, 6/15/2038..............          50,000             55,589
Pacific Gas & Electric Co.:
  6.05%, 3/1/2034...............         200,000            208,809
  6.25%, 3/1/2039...............         100,000            107,607
PacifiCorp
  6.00%, 1/15/2039..............          50,000             52,766
                                                         ----------
                                                            699,712
                                                         ----------
FOOD & STAPLES RETAILING -- 4.9%
Target Corp.
  7.00%, 1/15/2038..............         100,000            106,258
The Kroger Co.
  7.50%, 4/1/2031...............         100,000            113,908
Wal-Mart Stores, Inc.
  5.88%, 4/5/2027...............         100,000            103,470
                                                         ----------
                                                            323,636
                                                         ----------
FOOD PRODUCTS -- 2.4%
Kraft Foods, Inc.
  6.88%, 1/26/2039..............         150,000            158,072
                                                         ----------
HEALTH CARE PROVIDERS & SERVICES -- 0.7%
UnitedHealth Group, Inc.
  6.88%, 2/15/2038..............          50,000             45,444
                                                         ----------
HOTELS, RESTAURANTS & LEISURE -- 1.2%
McDonald's Corp.
  6.30%, 3/1/2038...............          75,000             80,598
                                                         ----------
INSURANCE -- 2.6%
MetLife, Inc.
  6.40%, 12/15/2036.............         175,000            125,125
The Travelers Cos., Inc.
  6.25%, 6/15/2037..............          50,000             51,242
                                                         ----------
                                                            176,367
                                                         ----------
MEDIA -- 4.1%
Comcast Corp.
  6.95%, 8/15/2037..............         150,000            155,401
News America, Inc.
  6.65%, 11/15/2037.............          25,000             22,477
Time Warner, Inc.
  7.63%, 4/15/2031..............         100,000             97,508
                                                         ----------
                                                            275,386
                                                         ----------
METALS & MINING -- 1.2%
Rio Tinto Alcan, Inc.
  6.13%, 12/15/2033.............         100,000             78,000
                                                         ----------
MULTI-UTILITIES -- 0.8%
MidAmerican Energy Holdings Co.
  6.50%, 9/15/2037..............          50,000             51,885
                                                         ----------
OIL, GAS & CONSUMABLE FUELS -- 16.6%
Canadian Natural Resources, Ltd.
  6.25%, 3/15/2038..............          50,000             48,604
Conoco Funding Co.
  7.25%, 10/15/2031.............         100,000            109,828
Conoco, Inc.
  6.95%, 4/15/2029..............         100,000            108,302
Pemex Project Funding Master
  Trust
  6.63%, 6/15/2035..............         150,000            135,375
Petroleos Mexicanos
  8.00%, 5/3/2019 (b)...........         100,000            106,777
Shell International Finance BV
  6.38%, 12/15/2038.............         100,000            107,860
Southern Natural Gas Co.
  8.00%, 3/1/2032...............         100,000            104,120
TransCanada PipeLines, Ltd.
  7.63%, 1/15/2039..............         100,000            115,212
Weatherford International, Ltd.
  9.63%, 3/1/2019...............         100,000            118,789


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL LONG TERM CREDIT BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                        PRINCIPAL
SECURITY DESCRIPTION                     AMOUNT             VALUE
--------------------                    ---------           -----
Williams Cos., Inc.
  7.63%, 7/15/2019..............        $150,000         $  148,500
                                                         ----------
                                                          1,103,367
                                                         ----------
PHARMACEUTICALS -- 6.5%
Bristol-Myers Squibb Co.
  5.88%, 11/15/2036.............         100,000            103,619
Eli Lilly & Co.
  5.50%, 3/15/2027..............         100,000             98,721
GlaxoSmithKline Capital, Inc.
  6.38%, 5/15/2038..............          50,000             53,897
Pfizer, Inc.
  7.20%, 3/15/2039..............         150,000            177,300
                                                         ----------
                                                            433,537
                                                         ----------
ROAD & RAIL -- 2.4%
CSX Corp.
  7.45%, 4/1/2038...............         150,000            161,936
                                                         ----------
TOBACCO -- 1.7%
Altria Group, Inc.
  9.95%, 11/10/2038.............         100,000            115,386
                                                         ----------
WIRELESS TELECOMMUNICATION SERVICES -- 8.0%
AT&T Corp.
  8.00%, 11/15/2031.............         150,000            173,114
AT&T, Inc.
  6.30%, 1/15/2038..............         100,000             95,374
Verizon Communications, Inc.
  7.75%, 12/1/2030..............         150,000            165,683
Vodafone Group PLC
  6.15%, 2/27/2037..............         100,000             98,499
                                                         ----------
                                                            532,670
                                                         ----------
TOTAL CORPORATE BONDS &
  NOTES --
  (Cost $5,303,574).............                          5,896,168
                                                         ----------
FOREIGN GOVERNMENT OBLIGATIONS -- 8.6%
Federal Republic of Brazil:
  7.13%, 1/20/2037..............         100,000            108,500
  10.13%, 5/15/2027.............         100,000            136,000
Republic of Peru
  7.35%, 7/21/2025..............         100,000            106,250
United Mexican States:
  6.75%, 9/27/2034..............         100,000            101,000
  8.30%, 8/15/2031..............         100,000            118,000
                                                         ----------
TOTAL FOREIGN GOVERNMENT
  OBLIGATIONS --
   (Cost $547,354)..............                            569,750
                                                         ----------
U.S. TREASURY
  OBLIGATIONS -- 0.3% Treasury
  Bonds
  3.50%, 2/15/2039
  (Cost $24,014)................          25,000             21,614
                                                         ----------


SECURITY DESCRIPTION                     SHARES
--------------------                     ------

SHORT TERM INVESTMENTS -- 0.8%
MONEY MARKET FUND -- 0.8%
State Street Institutional
  Liquid
  Reserves Fund 0.42% (c)(d)(e)
  (Cost $55,527)................          55,527         $   55,527
                                                         ----------
TOTAL INVESTMENTS -- 98.2% (F)
   (Cost $5,930,469)............                          6,543,059
OTHER ASSETS AND
  LIABILITIES -- 1.8%...........                            118,281
                                                         ----------
NET ASSETS -- 100.0%............                         $6,661,340
                                                         ==========




(a) Step-up Bond. Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity.
(b) Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 1.6% of net assets as of June 30, 2009, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c) The rate shown is the annualized seven-day yield at period end.
(d) Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(f) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157 (Note 2).


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL CONVERTIBLE BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                      PRINCIPAL
SECURITY DESCRIPTION                   AMOUNT             VALUE
--------------------                  ---------           -----
CONVERTIBLE CORPORATE BONDS & NOTES -- 76.6%
AEROSPACE & DEFENSE -- 0.2%
L-3 Communications Holdings,
  Inc.
  3.00%, 8/1/2035.............       $  100,000        $    96,514
                                                       -----------
AUTOMOBILES -- 0.8%
Ford Motor Co.
  4.25%, 12/15/2036...........          400,000            336,693
                                                       -----------
BIOTECHNOLOGY -- 8.4%
Amgen, Inc.:
  0.13%, 2/1/2011.............        1,450,000          1,375,600
  0.38%, 2/1/2013.............          500,000            450,402
Cephalon, Inc.
  2.00%, 6/1/2015.............          800,000          1,009,656
Gilead Sciences, Inc.
  0.63%, 5/1/2013.............          700,000            900,200
                                                       -----------
                                                         3,735,858
                                                       -----------
COMMERCIAL BANKS -- 1.1%
National City Corp.
  4.00%, 2/1/2011.............          500,000            490,563
                                                       -----------
COMPUTERS & PERIPHERALS -- 4.5%
EMC Corp.
  1.75%, 12/1/2013............        1,400,000          1,425,256
NetApp, Inc.
  1.75%, 6/1/2013 (a).........          500,000            437,896
SanDisk Corp.
  1.00%, 5/15/2013............          200,000            127,453
                                                       -----------
                                                         1,990,605
                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.8%
Alcatel-Lucent USA, Inc.
  Series B 2.75%, 6/15/2025...          500,000            355,475
Qwest Communications
  International, Inc.
  3.50%, 11/15/2025...........          450,000            442,343
                                                       -----------
                                                           797,818
                                                       -----------
ELECTRICAL EQUIPMENT -- 0.6%
Suntech Power Holdings Co.,
  Ltd.
  3.00%, 3/15/2013............          350,000            263,025
                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 2.5%
Nabors Industries, Inc.
  0.94%, 5/15/2011............        1,200,000          1,116,416
                                                       -----------
FOOD PRODUCTS -- 2.0%
Archer-Daniels-Midland Co.
  0.88%, 2/15/2014............          950,000            870,656
                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.9%
Beckman Coulter, Inc.
  2.50%, 12/15/2036...........          350,000            344,671
Hologic, Inc.
  2.00%, 12/15/2037 (b).......        1,150,000            813,050
Medtronic, Inc.:
  1.50%, 4/15/2011............        1,000,000            965,344
  1.63%, 4/15/2013............        1,000,000            918,071
                                                       -----------
                                                         3,041,136
                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 1.4%
LifePoint Hospitals, Inc.
  3.50%, 5/15/2014............          350,000            280,698
Omnicare, Inc.
  3.25%, 12/15/2035...........          488,000            338,266
                                                       -----------
                                                           618,964
                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 1.5%
International Game Technology:
  2.60%, 12/15/2036...........          275,000            271,616
  3.25%, 5/1/2014 (a).........          350,000            377,195
                                                       -----------
                                                           648,811
                                                       -----------
INDUSTRIAL CONGLOMERATES -- 0.6%
Textron, Inc.
  4.50%, 5/1/2013.............          250,000            252,425
                                                       -----------
INTERNET SOFTWARE & SERVICES -- 0.7%
VeriSign, Inc.
  3.25%, 8/15/2037............          500,000            335,250
                                                       -----------
IT SERVICES -- 1.1%
Alliance Data Systems Corp.
  1.75%, 8/1/2013 (a).........          650,000            473,222
                                                       -----------
MACHINERY -- 0.6%
Danaher Corp.
  Zero Coupon, 1/22/2021......          300,000            272,730
                                                       -----------
MEDIA -- 2.2%
Liberty Media LLC
  3.13%, 3/30/2023............          650,000            552,597
Virgin Media, Inc.
  6.50%, 11/15/2016 (a).......          550,000            424,325
                                                       -----------
                                                           976,922
                                                       -----------
METALS & MINING -- 6.7%
Alcoa, Inc.
  5.25%, 3/15/2014............          300,000            525,150
ArcelorMittal
  5.00%, 5/15/2014............          350,000            441,875
Goldcorp, Inc.
  2.00%, 8/1/2014 (a).........          350,000            344,102
Newmont Mining Corp.
  1.25%, 7/15/2014............          900,000            976,617
United States Steel Corp.
  4.00%, 5/15/2014............          500,000            661,380
                                                       -----------
                                                         2,949,124
                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 8.8%
CenterPoint Energy, Inc.
  2.64%, 9/15/2029 (c)........            7,500            153,300
Chesapeake Energy Corp.
  2.25%, 12/15/2038...........          600,000            374,304
  2.50%, 5/15/2037............          550,000            389,895
Massey Energy Co.
  3.25%, 8/1/2015.............          675,000            445,305
Peabody Energy Corp.
  4.75%, 12/15/2041...........          400,000            288,891
Transocean, Inc.
  1.50%, 12/15/2037 Series B..        1,450,000          1,334,882
  1.50%, 12/15/2037 Series C..          500,000            443,682
  1.63%, 12/15/2037 Series A..          500,000            478,893
                                                       -----------
                                                         3,909,152
                                                       -----------


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL CONVERTIBLE BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                      PRINCIPAL
SECURITY DESCRIPTION                   AMOUNT             VALUE
--------------------                  ---------           -----
PHARMACEUTICALS -- 6.4%
Mylan, Inc.
  1.25%, 3/15/2012............       $  500,000        $   433,255
Teva Pharmaceutical Finance BV
  Series B 1.75%, 2/1/2026....          300,000            335,835
Teva Pharmaceutical Finance
  LLC
  Series D 0.25%, 2/1/2024....          500,000            712,810
Watson Pharmaceuticals, Inc.
  1.75%, 3/15/2023............          850,000            842,223
Wyeth
  0.97%, 1/15/2024 (d)........          500,000            500,000
                                                       -----------
                                                         2,824,123
                                                       -----------
REAL ESTATE INVESTMENT TRUSTS -- 7.0%
Boston Properties LP
  2.88%, 2/15/2037............          500,000            439,490
Developers Diversified Realty
  Co.
  3.00%, 3/15/2012............          500,000            363,021
ProLogis
  2.25%, 4/1/2037.............        1,300,000          1,047,735
Vornado Realty Trust
  2.85%, 4/1/2027.............        1,450,000          1,264,736
                                                       -----------
                                                         3,114,982
                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.0%
Advanced Micro Devices, Inc.:
  5.75%, 8/15/2012............          500,000            312,210
  6.00%, 5/1/2015.............          900,000            424,945
Intel Corp.
  2.95%, 12/15/2035...........          800,000            674,680
Linear Technology Corp.
  Series A 3.00%, 5/1/2027....          600,000            496,294
Microchip Technology, Inc.
  2.13%, 12/15/2037...........          800,000            601,611
Micron Technology, Inc.
  1.88%, 6/1/2014.............          300,000            174,139
                                                       -----------
                                                         2,683,879
                                                       -----------
SOFTWARE -- 2.0%
Symantec Corp.
  0.75%, 6/15/2011............          900,000            909,936
                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.8%
Nextel Communications, Inc.
  5.25%, 1/15/2010............          650,000            641,550
NII Holdings, Inc.
  3.13%, 6/15/2012............          250,000            192,407
SBA Communications Corp.
  1.88%, 5/1/2013 (a).........          500,000            413,135
                                                       -----------
                                                         1,247,092
                                                       -----------
TOTAL CONVERTIBLE CORPORATE
  BONDS & NOTES --
  (Cost $33,709,323)..........                          33,955,896
                                                       -----------

                                       SHARES
                                       ------
CONVERTIBLE PREFERRED STOCKS -- 20.7%
AUTOMOBILES -- 0.8%
Ford Motor Co. Capital Trust
  II
  6.50%, 12/31/2049...........           16,000            352,480
                                                       -----------
CAPITAL MARKETS -- 0.6%
Legg Mason, Inc.
  7.00%, 6/30/2011............           10,000            252,000
                                                       -----------
COMMERCIAL BANKS -- 2.9%
Wells Fargo & Co.
  Series L 7.50%, 12/31/2049..            1,650          1,295,200
                                                       -----------
CONSUMER FINANCE -- 0.7%
SLM Corp.
  Series C 7.25%, 12/15/2010..              500            289,385
                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 5.0%
Bank of America Corp.
  Series L 7.25%, 12/31/2049..            1,800          1,504,854
Citigroup, Inc.
  Series T 6.50%, 12/31/2049..           20,000            671,200
CIT Group, Inc.
  Series C 8.75%, 12/31/2049..            3,000             52,380
                                                       -----------
                                                         2,228,434
                                                       -----------
FOOD PRODUCTS -- 1.6%
Bunge, Ltd.
  4.88%, 12/31/2049...........            4,000            326,000
Archer-Daniels-Midland Co.
  6.25%, 6/1/2011.............           10,000            364,900
                                                       -----------
                                                           690,900
                                                       -----------
INSURANCE -- 1.6%
Vale Capital, Ltd.
  5.50%, 6/15/2010............           15,000            550,350
XL Capital, Ltd.
  10.75%, 8/15/2011...........            9,000            175,500
                                                       -----------
                                                           725,850
                                                       -----------
MEDIA -- 0.3%
The Interpublic Group of Cos.
  Inc.
  Series B 5.25%, 12/31/2049..              250            128,550
                                                       -----------
METALS & MINING -- 2.5%
Freeport-McMoRan Copper &
  Gold, Inc.:
  5.50%, 12/31/2049...........              300            326,700
  6.75%, 5/1/2010.............           10,000            794,300
                                                       -----------
                                                         1,121,000
                                                       -----------
PHARMACEUTICALS -- 3.3%
Mylan, Inc.
  6.50%, 11/15/2010...........              900            775,260
Schering-Plough Corp.
  6.00%, 8/13/2010............            3,000            680,100
                                                       -----------
                                                         1,455,360
                                                       -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Simon Property Group, Inc.
  Series I 6.00%, 12/31/2049..            4,000            188,400
                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
Lucent Technologies Capital
  Trust I
  7.75%, 3/15/2017............              750            457,500
                                                       -----------
TOTAL CONVERTIBLE PREFERRED
  STOCKS --
  (Cost $8,114,976)...........                           9,185,059
                                                       -----------





See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL CONVERTIBLE BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                SHARES      VALUE
--------------------                ------      -----
SHORT TERM INVESTMENTS -- 1.7%
MONEY MARKET FUNDS -- 1.7%
State Street Institutional
  Liquid
  Reserves Fund 0.42% (e)(f)(g)
  (Cost $727,042)...............   727,042   $   727,042
                                             -----------
TOTAL INVESTMENTS -- 99.0% (H)
  (Cost $42,551,341)............              43,867,997
OTHER ASSETS AND
  LIABILITIES -- 1.0%...........                 439,320
                                             -----------
NET ASSETS -- 100.0%............             $44,307,317
                                             ===========




(a) Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 5.6% of net assets as of June 30, 2009, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) Step-up Bond. Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009.
(c) Variable Rate Security. Rate shown is as of June 30, 2009.
(d) Floating Rate Note. Rate shown is as of June 30, 2009.
(e) The rate shown is the annualized seven-day yield at period end.
(f) Affiliated Fund managed by SSgA Funds Management, Inc.
(g) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(h) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157 (Note 2).


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


                                      PRINCIPAL
SECURITY DESCRIPTION                   AMOUNT             VALUE
--------------------                  ---------           -----
U.S. GOVERNMENT AGENCY MBS TBA -- 99.1%
Fannie Mae
  4.00% 30yr TBA..............       $  100,000        $    97,062
  4.50% 30yr TBA..............           50,000             49,922
  5.00% 15yr TBA..............          250,000            258,711
  5.50% 30yr TBA..............        1,250,000          1,290,039
  6.00% 15yr TBA..............          100,000            105,844
  6.50% 30yr TBA..............          300,000            319,500
Freddie Mac
  4.50% 15yr TBA..............          250,000            255,156
  4.50% 30yr TBA..............          250,000            249,043
  5.00% 30yr TBA..............          800,000            814,062
  5.50% 15yr TBA..............          100,000            104,469
  6.00% 30yr TBA..............          900,000            939,094
Ginnie Mae
  4.50% 30yr TBA..............          100,000             99,922
  5.00% 30yr TBA..............          100,000            102,016
  5.50% 30yr TBA..............          200,000            206,531
  6.00% 30yr TBA..............          200,000            208,250
  6.50% 30yr TBA..............          100,000            106,125
                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY
  MBS TBA --
  (Cost $5,206,039)...........                           5,205,746
                                                       -----------

                                       SHARES
                                       ------
SHORT TERM INVESTMENTS -- 99.1%
MONEY MARKET FUND -- 99.1%
State Street Institutional
  Liquid
  Reserves Fund 0.42%,
  (a)(b)(c)(d)
  (Cost $5,203,681)...........        5,203,681          5,203,681
                                                       -----------
TOTAL INVESTMENTS -- 198.2%
  (E)
  (Cost $10,409,720)..........                          10,409,427
OTHER ASSETS AND
  LIABILITIES -- (98.2)%......                          (5,157,165)
                                                       -----------
NET ASSETS -- 100.0%..........                         $ 5,252,262
                                                       ===========




(a) Security, or portion thereof, has been designated as collateral for TBA securities.
(b) The rate shown is the annualized seven-day yield at period end.
(c) Affiliated Fund managed by SSgA Funds Management, Inc.
(d) Value determined based on Level 1 inputs established under FAS 157. (Note 2)
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established under FAS 157 (Note 2).
TBA = To Be Announced


See accompanying notes to financial statements.

SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2009
--------------------------------------------------------------------------------


                                                      SPDR BARCLAYS     SPDR BARCLAYS       SPDR BARCLAYS
                                                    CAPITAL 1-3 MONTH      CAPITAL      CAPITAL INTERMEDIATE
                                                        T-BILL ETF         TIPS ETF       TERM TREASURY ETF
                                                    -----------------   -------------   ---------------------
ASSETS
  Investments in securities of unaffiliated
     issuers, at value* (Note 2)..................    $  985,434,467     $285,804,025        $141,888,833
  Investments in securities of affiliated issuers,
     at value (Note 3)............................           509,341       58,691,641          29,388,612
                                                      --------------     ------------        ------------
     Total Investments............................       985,943,808      344,495,666         171,277,445
  Receivable for investments sold.................       591,344,503               --           2,307,051
  Receivable for fund shares sold.................                --               --                  --
  Receivable for when issued/delayed securities...                --               --                  --
  Interest receivable.............................            48,399        2,471,684           1,123,117
                                                      --------------     ------------        ------------
     TOTAL ASSETS.................................     1,577,336,710      346,967,350         174,707,613
                                                      --------------     ------------        ------------

LIABILITIES
  Payable upon return of securities loaned........                --       58,425,040          29,226,033
  Payable for investments purchased...............       591,286,400               --           2,395,835
  Payable for when issued/delayed securities......                --               --                  --
  Accrued advisory fee (Note 3)...................           101,610           39,627              14,902
  Deferred income for dollar rolls................                --               --                  --
  Accrued trustees fees (Note 3)..................             6,110            1,286                 729
                                                      --------------     ------------        ------------
     TOTAL LIABILITIES............................       591,394,120       58,465,953          31,637,499
                                                      --------------     ------------        ------------
     NET ASSETS...................................    $  985,942,590     $288,501,397        $143,070,114
                                                      ==============     ============        ============
NET ASSETS CONSIST OF:
  Paid in capital (Note 4)........................    $  985,967,100     $288,428,720        $142,894,185
  Undistributed (distribution in excess of) net
     investment income............................                --         (512,430)             90,297
  Accumulated net realized gain (loss) on
     investments and foreign currency
     transactions.................................              (459)      (1,353,264)            173,423
  Net unrealized appreciation (depreciation) on:
     Investments..................................           (24,051)       1,938,371             (87,791)
                                                      --------------     ------------        ------------
     NET ASSETS...................................    $  985,942,590     $288,501,397        $143,070,114
                                                      ==============     ============        ============
NET ASSET VALUE PER SHARE
  Net asset value per share.......................    $        45.86     $      49.74        $      57.22
                                                      ==============     ============        ============
  Shares outstanding (unlimited amount authorized,
     $0.01 par value).............................        21,500,458        5,800,048           2,500,168
                                                      ==============     ============        ============
COST OF INVESTMENTS:
  Unaffiliated issuers............................    $  985,458,518     $283,865,654        $141,976,624
  Affiliated issuers..............................           509,341       58,691,641          29,388,612
                                                      --------------     ------------        ------------
  Total cost of investments.......................    $  985,967,859     $342,557,295        $171,365,236
                                                      ==============     ============        ============




*     Includes $0, $57,515,208, $28,611,554, $3,301,331, $28,916,360, $0, $0,
      $0, and $0 respectively, of investments of securities on loan, at value.


See accompanying notes to financial statements.

   --------------------------------------------------------------------------


     SPDR BARCLAYS     SPDR BARCLAYS      SPDR BARCLAYS      SPDR BARCLAYS      SPDR BARCLAYS      SPDR BARCLAYS
   CAPITAL LONG TERM CAPITAL AGGREGATE CAPITAL MUNICIPAL  CAPITAL CALIFORNIA  CAPITAL NEW YORK  CAPITAL SHORT TERM
      TREASURY ETF        BOND ETF          BOND ETF      MUNICIPAL BOND ETF MUNICIPAL BOND ETF MUNICIPAL BOND ETF
   ----------------- ----------------- ------------------ ------------------ ------------------ ------------------

       $16,257,601      $199,602,437      $568,493,125        $39,860,685        $14,670,286       $488,096,125
         3,381,676        99,373,016         5,708,553            216,644            728,368          6,006,808
       -----------      ------------      ------------        -----------        -----------       ------------
        19,639,277       298,975,453       574,201,678         40,077,329         15,398,654        494,102,933
           340,554         1,213,905                --                 --                 --                 --
               --                 --        10,963,859                 --                 --         11,820,124
                --         1,036,219                --                 --                 --                 --
           235,152         1,531,280         6,993,701            607,906            158,065          5,895,132
       -----------      ------------      ------------        -----------        -----------       ------------
        20,214,983       302,756,857       592,159,238         40,685,235         15,556,719        511,818,189
       -----------      ------------      ------------        -----------        -----------       ------------


         3,366,905        29,519,870                --                 --                 --                 --
           347,677         1,985,047         8,207,440            302,358            508,863          9,950,502
                --        75,054,588                --                 --                 --                 --
             1,559            17,664            89,401              6,544              2,208             77,807
               --             88,681                --                 --                 --                 --
               136             1,297             3,130                225                104              2,186
       -----------      ------------      ------------        -----------        -----------       ------------
         3,716,277       106,667,147         8,299,971            309,127            511,175         10,030,495
       -----------      ------------      ------------        -----------        -----------       ------------
       $16,498,706      $196,089,710      $583,859,267        $40,376,108        $15,045,544       $501,787,694
       ===========      ============      ============        ===========        ===========       ============

       $16,471,341      $192,974,708      $579,076,075        $41,137,964        $15,316,397       $494,463,452
            55,721           212,440         1,075,266            112,673             43,871            395,714

                --         2,528,905        (1,037,647)          (276,648)          (212,601)           (72,878)

           (28,356)          373,657         4,745,573           (597,881)          (102,123)         7,001,406
       -----------      ------------      ------------        -----------        -----------       ------------
       $16,498,706      $196,089,710      $583,859,267        $40,376,108        $15,045,544       $501,787,694
       ===========      ============      ============        ===========        ===========       ============

       $     55.00      $      54.47      $      21.95        $     21.25        $     21.49       $      23.67
       ===========      ============      ============        ===========        ===========       ============
           300,000         3,600,044        26,600,731          1,900,011            700,010         21,200,393
       ===========      ============      ============        ===========        ===========       ============

       $16,285,957      $199,228,780      $563,747,552        $40,458,566        $14,772,409       $481,094,719
         3,381,676        99,373,016         5,708,553            216,644            728,368          6,006,808
       -----------      ------------      ------------        -----------        -----------       ------------
       $19,667,633      $298,601,796      $569,456,105        $40,675,210        $15,500,777       $487,101,527
       ===========      ============      ============        ===========        ===========       ============


SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                         SPDR DB
                                                      INTERNATIONAL
                                                        GOVERNMENT           SPDR BARCLAYS        SPDR BARCLAYS
                                                   INFLATION-PROTECTED   CAPITAL INTERNATIONAL    CAPITAL HIGH
                                                         BOND ETF          TREASURY BOND ETF     YIELD BOND ETF
                                                   -------------------   ---------------------   --------------
ASSETS
  Investments in securities of unaffiliated
     issuers, at value* (Note 2).................      $387,611,927          $1,038,924,007      $1,838,106,752
  Investments in securities of affiliated
     issuers, at value (Note 3)..................           587,229              43,064,962          17,410,929
                                                       ------------          --------------      --------------
     Total Investments...........................       388,199,156           1,081,988,969       1,855,517,681
  Cash...........................................                --                      --             978,750
  Foreign currency, at value.....................           521,161               1,713,615                  --
  Receivable for investments sold................                --                      --           4,811,538
  Receivable for fund shares sold in-kind........                --                      --           9,185,739
  Receivable for fund shares sold................        25,973,293               5,419,012                  --
  Interest receivable............................         4,373,823              19,625,171          39,265,483
                                                       ------------          --------------      --------------
     TOTAL ASSETS................................       419,067,433           1,108,746,767       1,909,759,191
                                                       ------------          --------------      --------------

LIABILITIES
  Payable upon return of securities loaned.......           563,360              13,535,645                  --
  Payable for investments purchased..............        23,879,943               5,170,269             822,519
  Swap contracts, at value (includes upfront
     payment received of $6,225,694).............                --                      --           7,640,388
  Payable for when issued/delayed delivery
     securities..................................                --                      --                  --
  Accrued advisory fee (Note 3)..................           140,105                 429,595             580,772
  Accrued trustees fees (Note 3).................             1,924                   7,106               6,364
  Deferred income for dollar rolls...............                --                      --                  --
  Unrealized depreciation on forward currency
     contracts...................................                --                 373,385                  --
                                                       ------------          --------------      --------------
     TOTAL LIABILITIES...........................        24,585,332              19,516,000           9,050,043
                                                       ------------          --------------      --------------
     NET ASSETS..................................      $394,482,101          $1,089,230,767      $1,900,709,148
                                                       ============          ==============      ==============
NET ASSETS CONSIST OF:
  Paid in capital (Note 4).......................      $424,133,837          $1,108,357,558      $1,899,737,833
  Undistributed (distribution in excess of) net
     investment income...........................       (13,981,500)            (30,914,725)         11,173,994
  Accumulated net realized gain (loss) on
     investments and foreign currency
     transactions................................        (9,060,107)             (5,339,267)        (94,317,178)
  Net unrealized appreciation (depreciation) on:
     Investments.................................        (6,724,231)             16,797,720          85,529,193
     Foreign currency............................           114,102                 329,481                  --
     Net unrealized appreciation (depreciation)
       on swap contracts.........................                --                      --          (1,414,694)
                                                       ------------          --------------      --------------
     NET ASSETS..................................      $394,482,101          $1,089,230,767      $1,900,709,148
                                                       ============          ==============      ==============
NET ASSET VALUE PER SHARE
  Net asset value per share......................      $      51.90          $        54.19      $        34.30
                                                       ============          ==============      ==============
  Shares outstanding (unlimited amount
     authorized, $0.01 par value)................         7,600,483              20,100,019          55,406,498
                                                       ============          ==============      ==============
COST OF INVESTMENTS:
  Unaffiliated issuers...........................      $394,336,158          $1,022,126,287      $1,752,577,559
  Affiliated issuers.............................           587,229              43,064,962          17,410,929
                                                       ------------          --------------      --------------
  Total cost of investments......................      $394,923,387          $1,065,191,249      $1,769,988,488
                                                       ============          ==============      ==============
  Foreign currency, at cost......................      $    517,492          $    1,655,689      $           --
                                                       ============          ==============      ==============




*     Includes $559,446, $13,380,075, $0, $0, $0, $0, $0 and $0 respectively, of investments of securities on loan, at value.


See accompanying notes to financial statements.

   --------------------------------------------------------------------------


      SPDR BARCLAYS       SPDR BARCLAYS
   CAPITAL SHORT TERM CAPITAL INTERMEDIATE    SPDR BARCLAYS      SPDR BARCLAYS      SPDR BARCLAYS
      INTERNATIONAL        TERM CREDIT      CAPITAL LONG TERM CAPITAL CONVERTIBLE CAPITAL MORTGAGE
    TREASURY BOND ETF        BOND ETF        CREDIT BOND ETF        BOND ETF       BACKED BOND ETF
   ------------------ --------------------- ----------------- ------------------- ----------------

       $ 9,312,762         $26,723,175          $6,487,532        $43,140,955        $ 5,205,746
           923,049             762,741              55,527            727,042          5,203,681
       -----------         -----------          ----------        -----------        -----------
        10,235,811          27,485,916           6,543,059         43,867,997         10,409,427
                --                  --                  --                 --                 --
            50,835                  --                  --                 --                 --
            85,670                  --                  --            243,166                 --
                --                  --                  --                 --                 --
                --                  --                  --                 --                 --
           162,237             405,371             119,098            209,954             12,327
       -----------         -----------          ----------        -----------        -----------
        10,534,553          27,891,287           6,662,157         44,321,117         10,421,754
       -----------         -----------          ----------        -----------        -----------

                --                  --                  --                 --                 --
                --             538,668                  --                 --                 --
                --                  --                  --                 --                 --
                --                  --                  --                 --          5,162,240
             3,013               3,340                 803             13,759                858
                 6                  57                  14                 41                 19
                --                  --                  --                 --              6,375
            17,214                  --                  --                 --                 --
       -----------         -----------          ----------        -----------        -----------
            20,233             542,065                 817             13,800          5,169,492
       -----------         -----------          ----------        -----------        -----------
       $10,514,320         $27,349,222          $6,661,340        $44,307,317        $ 5,252,262
       ===========         ===========          ==========        ===========        ===========

       $ 9,939,144         $26,723,365          $6,000,000        $42,738,541        $ 5,209,100
           139,719              82,839              36,536            181,198             14,656

             4,531               8,042              12,214             70,922             28,799

           437,857             534,976             612,590          1,316,656               (293)
            (6,931)                 --                  --                 --                 --
                --                  --                  --                 --                 --
       -----------         -----------          ----------        -----------        -----------
       $10,514,320         $27,349,222          $6,661,340        $44,307,317        $ 5,252,262
       ===========         ===========          ==========        ===========        ===========

       $     35.05         $     30.39          $    33.31        $     31.65        $     26.26
       ===========         ===========          ==========        ===========        ===========
           300,000             900,000             200,000          1,400,000            200,000
       ===========         ===========          ==========        ===========        ===========

       $ 8,874,905         $26,188,199          $5,874,942        $41,824,299        $ 5,206,039
           923,049             762,741              55,527            727,042          5,203,681
       -----------         -----------          ----------        -----------        -----------
       $ 9,797,954         $26,950,940          $5,930,469        $42,551,341        $10,409,720
       ===========         ===========          ==========        ===========        ===========
       $    48,824         $        --          $       --        $        --        $        --
       ===========         ===========          ==========        ===========        ===========


SPDR SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009
--------------------------------------------------------------------------------

                                                      SPDR BARCLAYS     SPDR BARCLAYS       SPDR BARCLAYS
                                                    CAPITAL 1-3 MONTH      CAPITAL      CAPITAL INTERMEDIATE
                                                        T-BILL ETF         TIPS ETF       TERM TREASURY ETF
                                                    -----------------   -------------   ---------------------
INVESTMENT INCOME
  Interest income on securities of unaffiliated
     issuers (Note 2).............................      $3,226,379        $1,726,655          $2,130,609
  Income on securities of affiliated issuers (Note
     3)...........................................          10,693             3,027               3,038
  Affiliated securities lending income -- net
     (Note 3 and Note 8)..........................       1,496,992           363,389             249,608
                                                        ----------        ----------          ----------
       TOTAL INVESTMENT INCOME....................       4,734,064         2,093,071           2,383,255
                                                        ----------        ----------          ----------
EXPENSES
  Advisory fee (Note 3)...........................       1,009,609           296,748             121,750
  Trustees fee (Note 3)...........................          19,929             4,364               2,336
  Miscellaneous expenses..........................               5               113                  --
                                                        ----------        ----------          ----------
  TOTAL EXPENSES BEFORE WAIVERS...................       1,029,543           301,225             124,086
                                                        ----------        ----------          ----------
  Expenses waived by Adviser (Note 3).............              --                --                  --
                                                        ----------        ----------          ----------
  NET EXPENSES....................................       1,029,543           301,225             124,086
                                                        ----------        ----------          ----------
  NET INVESTMENT INCOME (LOSS)....................       3,704,521         1,791,846           2,259,169
                                                        ----------        ----------          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
     Investments in securities of unaffiliated
       issuers....................................         450,914          (683,807)            921,361
  Net change in unrealized appreciation
     (depreciation) on:
     Investments in securities of unaffiliated
       issuers....................................         (32,092)          838,272             379,999
                                                        ----------        ----------          ----------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS.................................         418,822           154,465           1,301,360
                                                        ----------        ----------          ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................      $4,123,343        $1,946,311          $3,560,529
                                                        ==========        ==========          ==========





See accompanying notes to financial statements.

   --------------------------------------------------------------------------


     SPDR BARCLAYS     SPDR BARCLAYS     SPDR BARCLAYS      SPDR BARCLAYS      SPDR BARCLAYS      SPDR BARCLAYS
   CAPITAL LONG TERM CAPITAL AGGREGATE CAPITAL MUNICIPAL CAPITAL CALIFORNIA  CAPITAL NEW YORK  CAPITAL SHORT TERM
      TREASURY ETF        BOND ETF          BOND ETF     MUNICIPAL BOND ETF MUNICIPAL BOND ETF MUNICIPAL BOND ETF
   ----------------- ----------------- ----------------- ------------------ ------------------ ------------------

       $  655,878       $ 5,869,829       $16,040,170        $1,248,043          $ 544,583         $ 6,871,773
              731           423,105           108,574            14,341              5,881             122,389
           48,798           258,375                --                --                 --                  --
       ----------       -----------       -----------        ----------          ---------         -----------
          705,407         6,551,309        16,148,744         1,262,384            550,464           6,994,162
       ----------       -----------       -----------        ----------          ---------         -----------

           22,181           293,499         1,163,532            55,641             25,428             548,332
              515             4,626            10,366               791                413               6,966
              --              1,657                --                --                 --               1,093
       ----------       -----------       -----------        ----------          ---------         -----------
           22,696           299,782         1,173,898            56,432             25,841             556,391
       ----------       -----------       -----------        ----------          ---------         -----------
              --            (85,818)         (398,212)               --                 --                  --
       ----------       -----------       -----------        ----------          ---------         -----------
           22,696           213,964           775,686            56,432             25,841             556,391
       ----------       -----------       -----------        ----------          ---------         -----------
          682,711         6,337,345        15,373,058         1,205,952            524,623           6,437,771
       ----------       -----------       -----------        ----------          ---------         -----------


        1,692,300         2,754,144        (1,100,131)         (268,851)          (202,776)           (117,102)

         (128,581)        1,786,741         8,026,582          (375,343)           123,117           7,956,750
       ----------       -----------       -----------        ----------          ---------         -----------

        1,563,719         4,540,885         6,926,451          (644,194)           (79,659)          7,839,648
       ----------       -----------       -----------        ----------          ---------         -----------

       $2,246,430       $10,878,230       $22,299,509        $  561,758          $ 444,964         $14,277,419
       ==========       ===========       ===========        ==========          =========         ===========


SPDR SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009
--------------------------------------------------------------------------------

                                                         SPDR DB
                                                      INTERNATIONAL
                                                        GOVERNMENT           SPDR BARCLAYS        SPDR BARCLAYS
                                                   INFLATION-PROTECTED   CAPITAL INTERNATIONAL    CAPITAL HIGH
                                                         BOND ETF          TREASURY BOND ETF     YIELD BOND ETF
                                                   -------------------   ---------------------   --------------
INVESTMENT INCOME
  Interest income on securities of unaffiliated
     issuers (Note 2)............................      $ 11,305,147           $ 29,372,415        $123,479,872
  Income on securities of affiliated issuers
     (Note 3)....................................            12,694                429,875             227,576
  Affiliated securities lending income -- net
     (Note 3 and Note 8).........................            15,049                 57,507                  --
  Foreign taxes withheld.........................          (112,947)              (119,974)                 --
                                                       ------------           ------------        ------------
  TOTAL INVESTMENT INCOME........................        11,219,943             29,739,823         123,707,448
                                                       ------------           ------------        ------------
EXPENSES
  Advisory fee (Note 3)..........................         1,193,883              4,358,661           3,253,605
  Trustees fee (Note 3)..........................             7,509                 26,835              19,420
  Miscellaneous expenses.........................               546                  3,912                 467
                                                       ------------           ------------        ------------
  TOTAL EXPENSES BEFORE WAIVERS..................         1,201,938              4,389,408           3,273,492
                                                       ------------           ------------        ------------
  Expenses waived by Adviser (Note 3)............                --                     --                  --
                                                       ------------           ------------        ------------
  NET EXPENSES...................................         1,201,938              4,389,408           3,273,492
                                                       ------------           ------------        ------------
  NET INVESTMENT INCOME (LOSS)...................        10,018,005             25,350,415         120,433,956
                                                       ------------           ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) on:
     Investments in securities of unaffiliated
       issuers...................................       (33,735,647)           (32,877,398)        (98,234,326)
     Foreign currency transactions...............          (149,361)            (5,306,327)                 --
     Forward foreign currency contracts..........          (367,047)              (918,113)                 --
     Swap contracts..............................                --                     --              50,001
  Net change in unrealized appreciation
     (depreciation) on:
     Investments in securities of unaffiliated
       issuers...................................        (7,514,482)            14,683,559          98,063,508
     Foreign currency............................           119,533                393,364                  --
     Forward foreign currency contracts..........            (2,024)              (564,070)                 --
     Swap contracts..............................                --                     --          (1,414,694)
                                                       ------------           ------------        ------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS................................       (41,649,028)           (24,588,985)         (1,535,511)
                                                       ------------           ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS................................      $(31,631,023)          $    761,430        $118,898,445
                                                       ============           ============        ============




   (1) For the period January 15, 2009 (commencement of operations) to June 30, 2009.

   (2) For the period February 10, 2009 (commencement of operations) to June 30, 2009.

   (3) For the period March 10, 2009 (commencement of operations) to June 30, 2009.

   (4) For the period April 14, 2009 (commencement of operations) to June 30, 2009.


See accompanying notes to financial statements.

   --------------------------------------------------------------------------



    SPDR BARCLAYS            SPDR BARCLAYS
  CAPITAL SHORT TERM     CAPITAL INTERMEDIATE        SPDR BARCLAYS            SPDR BARCLAYS            SPDR BARCLAYS
     INTERNATIONAL           TERM CREDIT            CAPITAL LONG TERM       CAPITAL CONVERTIBLE       CAPITAL MORTGAGE
 TREASURY BOND ETF(1)         BOND ETF(2)          CREDIT BOND ETF(3)           BOND ETF(4)          BACKED BOND ETF(1)
----------------------  ----------------------   ----------------------   ----------------------   ----------------------

       $ 61,607                $414,222                 $133,161                $  367,581                 $40,473
          1,892                   1,476                      186                       887                  15,331
             --                      --                       --                        --                      --
            (51)                     --                       --                        --                      --
       --------                --------                 --------                ----------                 -------
         63,448                 415,698                  133,347                   368,468                  55,804
       --------                --------                 --------                ----------                 -------

         12,994                  11,601                    2,869                    25,703                   4,757
            163                     227                       74                        44                      71
             --                      --                       --                        --                      --
       --------                --------                 --------                ----------                 -------
         13,157                  11,828                    2,943                    25,747                   4,828
       --------                --------                 --------                ----------                 -------
             --                      --                       --                        --                      --
       --------                --------                 --------                ----------                 -------
         13,157                  11,828                    2,943                    25,747                   4,828
       --------                --------                 --------                ----------                 -------
         50,291                 403,870                  130,404                   342,721                  50,976
       --------                --------                 --------                ----------                 -------


         41,259                   8,042                   12,214                   147,326                  28,799
         61,181                      --                       --                        --                      --
          1,257                      --                       --                        --                      --
             --                      --                       --                        --                      --

        437,857                 534,976                  612,590                 1,316,656                    (293)
         10,283                      --                       --                        --                      --
        (17,214)                     --                       --                        --                      --
             --                      --                       --                        --                      --
       --------                --------                 --------                ----------                 -------

        534,623                 543,018                  624,804                 1,463,982                  28,506
       --------                --------                 --------                ----------                 -------

       $584,914                $946,888                 $755,208                $1,806,703                 $79,482
       ========                ========                 ========                ==========                 =======


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                    SPDR BARCLAYS CAPITAL              SPDR BARCLAYS
                                                    1-3 MONTH T-BILL ETF              CAPITAL TIPS ETF
                                               ------------------------------   ---------------------------
                                                 YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                   6/30/09         6/30/08         6/30/09        6/30/08
                                               --------------   -------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...............  $    3,704,521   $   4,836,986   $  1,791,846   $  3,407,258
  Net realized gain (loss) on investments and
     foreign currency transactions...........         450,914         280,409       (683,807)       496,913
  Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions...........         (32,092)         (7,514)       838,272      1,663,628
                                               --------------   -------------   ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...............       4,123,343       5,109,881      1,946,311      5,567,799
                                               --------------   -------------   ------------   ------------
  Net equalization credits and charges.......         313,729         337,250        231,125       (123,242)
                                               --------------   -------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................      (4,339,871)     (4,990,990)    (3,864,782)    (3,165,753)
  Net realized gains.........................        (179,112)             --             --             --
                                               --------------   -------------   ------------   ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS........      (4,518,983)     (4,990,990)    (3,864,782)    (3,165,753)
                                               --------------   -------------   ------------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from sale of shares sold......   1,298,056,926     348,453,490    226,042,428     82,387,859
  Net proceeds from reinvestment of
     distributions...........................          11,645           9,343          2,219            155
  Cost of shares redeemed....................    (596,165,450)   (100,912,911)   (29,228,632)   (48,644,433)
  Net income equalization....................        (313,729)       (337,250)      (231,125)       123,242
  Other capital (Note 4).....................              --              --          1,500             --
                                               --------------   -------------   ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM
     BENEFICIAL INTEREST TRANSACTIONS........     701,589,392     247,212,672    196,586,390     33,866,823
                                               --------------   -------------   ------------   ------------
  Net increase (decrease) in net assets
     during year.............................     701,507,481     247,668,813    194,899,044     36,145,627
  Net assets at beginning of year............     284,435,109      36,766,296     93,602,353     57,456,726
                                               --------------   -------------   ------------   ------------
NET ASSETS END OF YEAR (1)...................  $  985,942,590   $ 284,435,109   $288,501,397   $ 93,602,353
                                               ==============   =============   ============   ============
SHARES OF BENEFICIAL INTEREST:
  Shares sold................................      28,300,000       7,600,000      4,600,000      1,600,000
  Shares issued to shareholders from
     reinvestment of distributions...........             254             204             45              3
  Shares redeemed............................     (13,000,000)     (2,200,000)      (600,000)    (1,000,000)
                                               --------------   -------------   ------------   ------------
  NET INCREASE (DECREASE)....................      15,300,254       5,400,204      4,000,045        600,003
                                               ==============   =============   ============   ============
(1) Including undistributed (distribution in
  excess of) net investment income...........  $           --   $      12,889   $   (512,430)  $    737,289
                                               ==============   =============   ============   ============





See accompanying notes to financial statements.

 -------------------------------------------------------------------------------

          SPDR BARCLAYS CAPITAL                      SPDR BARCLAYS CAPITAL                       SPDR BARCLAYS CAPITAL
     INTERMEDIATE TERM TREASURY ETF                  LONG TERM TREASURY ETF                        AGGREGATE BOND ETF
----------------------------------------   -----------------------------------------   -----------------------------------------
     YEAR ENDED           YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
      6/30/09              6/30/08               6/30/09               6/30/08               6/30/09               6/30/08
-------------------  -------------------   -------------------   -------------------   -------------------   -------------------


    $  2,259,169         $    806,692          $    682,711          $    774,639          $  6,337,345          $  2,394,805

         921,361              721,618             1,692,300               327,835             2,754,144               185,128

         379,999             (422,657)             (128,581)              233,683             1,786,741            (1,315,261)
    ------------         ------------          ------------          ------------          ------------          ------------

       3,560,529            1,105,653             2,246,430             1,336,157            10,878,230             1,264,672
    ------------         ------------          ------------          ------------          ------------          ------------
          90,656               69,365                 2,382                (3,088)               98,508               302,261
    ------------         ------------          ------------          ------------          ------------          ------------

      (2,206,659)            (815,670)             (675,285)             (772,861)           (6,254,005)           (2,317,464)
              --               (8,570)                   --                (5,106)             (197,445)                   --
    ------------         ------------          ------------          ------------          ------------          ------------
      (2,206,659)            (824,240)             (675,285)             (777,967)           (6,451,450)           (2,317,464)
    ------------         ------------          ------------          ------------          ------------          ------------

     109,202,917           44,715,172            33,644,679            10,548,934            80,138,674           107,513,855
             734                8,553                    --                    --                 2,294                    53
     (11,748,735)         (11,256,588)          (29,395,291)          (10,362,809)           (5,372,862)                   --
         (90,656)             (69,365)               (2,382)                3,088               (98,508)             (302,261)
              --                   --                    --                    --                14,935                    --
    ------------         ------------          ------------          ------------          ------------          ------------

      97,364,260           33,397,772             4,247,006               189,213            74,684,533           107,211,647
    ------------         ------------          ------------          ------------          ------------          ------------
      98,808,786           33,748,550             5,820,533               744,315            79,209,821           106,461,116
      44,261,328           10,512,778            10,678,173             9,933,858           116,879,889            10,418,773
    ------------         ------------          ------------          ------------          ------------          ------------
    $143,070,114         $ 44,261,328          $ 16,498,706          $ 10,678,173          $196,089,710          $116,879,889
    ============         ============          ============          ============          ============          ============

       1,900,000              800,000               600,000               200,000             1,500,000             2,000,000

              13                  155                    --                    --                    43                     1
        (200,000)            (200,000)             (500,000)             (200,000)             (100,000)                   --
    ------------         ------------          ------------          ------------          ------------          ------------
       1,700,013              600,155               100,000                    --             1,400,043             2,000,001
    ============         ============          ============          ============          ============          ============

    $     90,297         $     37,787          $     55,721          $     48,295          $    212,440          $    129,100
    ============         ============          ============          ============          ============          ============


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    SPDR BARCLAYS CAPITAL        SPDR BARCLAYS CAPITAL
                                                          MUNICIPAL               CALIFORNIA MUNICIPAL
                                                           BOND ETF                     BOND ETF
                                                 ---------------------------   -------------------------
                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                    6/30/09        6/30/08       6/30/09       6/30/08
                                                 ------------   ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss).................  $ 15,373,058   $  4,055,088   $ 1,205,952   $   445,409
  Net realized gain (loss) on investments and
     foreign currency transactions.............    (1,100,131)        40,458      (268,851)      (13,270)
  Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions.....................     8,026,582     (3,281,009)     (375,343)     (222,538)
                                                 ------------   ------------   -----------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS.................    22,299,509        814,537       561,758       209,601
                                                 ------------   ------------   -----------   -----------
  Net equalization credits and charges.........       562,214        275,770        21,992        13,374
                                                 ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................   (14,785,405)    (3,509,293)   (1,135,504)     (397,711)
  Return of capital............................            --             --            --            --
                                                 ------------   ------------   -----------   -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS..........   (14,785,405)    (3,509,293)   (1,135,504)     (397,711)
                                                 ------------   ------------   -----------   -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from sale of shares sold........   328,557,065    307,365,510    23,551,126    17,579,534
  Net proceeds from reinvestment of
     distributions.............................         6,771          9,312           237            --
  Cost of shares redeemed......................    (8,670,066)   (48,306,353)           --            --
  Net income equalization......................      (562,214)      (275,770)      (21,992)      (13,374)
  Other capital (Note 4).......................        46,930         30,750         6,317           750
                                                 ------------   ------------   -----------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS FROM
     BENEFICIAL INTEREST TRANSACTIONS..........   319,378,486    258,823,449    23,535,688    17,566,910
                                                 ------------   ------------   -----------   -----------
  Net increase (decrease) in net assets during
     year......................................   327,454,804    256,404,463    22,983,934    17,392,174
  Net assets at beginning of year..............   256,404,463             --    17,392,174            --
                                                 ------------   ------------   -----------   -----------
NET ASSETS END OF YEAR (1).....................  $583,859,267   $256,404,463   $40,376,108   $17,392,174
                                                 ============   ============   ===========   ===========
SHARES OF BENEFICIAL INTEREST:
  Shares sold..................................    15,200,000     14,000,000     1,100,000       800,000
  Shares issued to shareholders from
     reinvestment of distributions.............           308            423            11            --
  Shares redeemed..............................      (400,000)    (2,200,000)           --            --
                                                 ------------   ------------   -----------   -----------
  NET INCREASE (DECREASE)......................    14,800,308     11,800,423     1,100,011       800,000
                                                 ============   ============   ===========   ===========
(1) Including undistributed (distribution in
  excess of) net investment income.............  $  1,075,266   $    545,522   $   112,673   $    46,968
                                                 ============   ============   ===========   ===========





See accompanying notes to financial statements.

 -------------------------------------------------------------------------------

          SPDR BARCLAYS CAPITAL                      SPDR BARCLAYS CAPITAL                              SPDR DB
                NEW YORK                                   SHORT TERM                           INTERNATIONAL GOVERNMENT
           MUNICIPAL BOND ETF                          MUNICIPAL BOND ETF                     INFLATION-PROTECTED BOND ETF
----------------------------------------   -----------------------------------------   -----------------------------------------
     YEAR ENDED           YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
      6/30/09              6/30/08               6/30/09               6/30/08               6/30/09               6/30/08
     ----------      -------------------   -------------------   -------------------   -------------------   -------------------


    $   524,623          $   380,161           $  6,437,771          $  1,021,362          $ 10,018,005          $  1,831,653

       (202,776)             (10,316)              (117,102)               (6,397)          (34,252,055)             (479,527)

        123,117             (225,240)             7,956,750              (955,344)           (7,396,973)              786,844
    -----------          -----------           ------------          ------------          ------------          ------------
        444,964              144,605             14,277,419                59,621           (31,631,023)            2,138,970
    -----------          -----------           ------------          ------------          ------------          ------------
          5,016                   --                348,221               136,259               122,652               144,555
    -----------          -----------           ------------          ------------          ------------          ------------

       (524,366)            (336,056)            (6,169,703)             (893,716)             (183,415)           (1,166,932)
             --                   --                     --                    --            (8,197,947)                   --
    -----------          -----------           ------------          ------------          ------------          ------------
       (524,366)            (336,056)            (6,169,703)             (893,716)           (8,381,362)           (1,166,932)
    -----------          -----------           ------------          ------------          ------------          ------------

      2,137,971           13,177,140            379,490,167           124,042,133           312,491,936           205,369,849
            152                   65                  9,212                    --                22,236                   119
             --                   --             (9,107,605)                   --           (84,788,483)                   --
         (5,016)                  --               (348,221)             (136,259)             (122,652)             (144,555)
          1,069                   --                 63,666                16,500               354,791                72,000
    -----------          -----------           ------------          ------------          ------------          ------------

      2,134,176           13,177,205            370,107,219           123,922,374           227,957,828           205,297,413
    -----------          -----------           ------------          ------------          ------------          ------------
      2,059,790           12,985,754            378,563,156           123,224,538           188,068,095           206,414,006
     12,985,754                   --            123,224,538                    --           206,414,006                    --
    -----------          -----------           ------------          ------------          ------------          ------------
    $15,045,544          $12,985,754           $501,787,694          $123,224,538          $394,482,101          $206,414,006
    ===========          ===========           ============          ============          ============          ============

        100,000              600,000             16,200,000             5,400,000             6,000,000             3,400,000
              7                    3                    393                    --                   481                     2
             --                   --               (400,000)                   --            (1,800,000)                   --
    -----------          -----------           ------------          ------------          ------------          ------------
        100,007              600,003             15,800,393             5,400,000             4,200,481             3,400,002
    ===========          ===========           ============          ============          ============          ============

    $    43,871          $    44,105           $    395,714          $    127,646          $(13,981,500)         $    190,584
    ===========          ===========           ============          ============          ============          ============


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                   SPDR BARCLAYS CAPITAL           SPDR BARCLAYS CAPITAL
                                                INTERNATIONAL TREASURY BOND              HIGH YIELD
                                                            ETF                           BOND ETF
                                              ------------------------------   -----------------------------
                                                YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                  6/30/09         6/30/08          6/30/09         6/30/08
                                              --------------   -------------   --------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)..............  $   25,350,415   $   9,734,528   $  120,433,956   $ 10,525,285
  Net realized gain (loss) on investments
     and foreign currency transactions......     (39,101,838)     (4,952,845)     (98,184,325)      (960,873)
  Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions..........      14,512,853       2,614,348       96,648,814    (12,534,315)
                                              --------------   -------------   --------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS..............         761,430       7,396,031      118,898,445     (2,969,903)
                                              --------------   -------------   --------------   ------------
  Net equalization credits and charges......        (238,876)        852,840        9,921,224      1,668,124
                                              --------------   -------------   --------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................     (18,485,525)     (8,816,601)    (111,409,271)    (9,010,627)
  Net realized gains........................              --              --               --             --
                                              --------------   -------------   --------------   ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS.......     (18,485,525)     (8,816,601)    (111,409,271)    (9,010,627)
                                              --------------   -------------   --------------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from sale of shares sold.....     496,661,958     905,984,795    1,556,404,405    406,287,555
  Net proceeds from reinvestment of
     distributions..........................             878             109          207,168             --
  Cost of shares redeemed...................    (151,065,448)   (143,799,720)     (65,463,641)            --
  Net income equalization...................         238,876        (852,840)      (9,921,224)    (1,668,124)
  Other capital (Note 4)....................         367,860         225,000           82,500         39,000
                                              --------------   -------------   --------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM
     BENEFICIAL INTEREST TRANSACTIONS.......     346,204,124     761,557,344    1,481,309,208    404,658,431
                                              --------------   -------------   --------------   ------------
  Net increase (decrease) in net assets
     during year............................     328,241,153     760,989,614    1,498,719,606    394,346,025
                                              --------------   -------------   --------------   ------------
  Voluntary contribution from Adviser.......              --              --        7,643,517             --
                                              --------------   -------------   --------------   ------------
  Net assets at beginning of year...........     760,989,614              --      394,346,025             --
                                              --------------   -------------   --------------   ------------
NET ASSETS END OF YEAR (1)..................  $1,089,230,767   $ 760,989,614   $1,900,709,148   $394,346,025
                                              ==============   =============   ==============   ============
SHARES OF BENEFICIAL INTEREST:
  Shares sold...............................       9,300,000      16,400,000       48,500,000      9,000,000
  Shares issued to shareholders from
     reinvestment of distributions..........              17               2            6,498             --
  Shares redeemed...........................      (3,000,000)     (2,600,000)      (2,100,000)            --
                                              --------------   -------------   --------------   ------------
  NET INCREASE (DECREASE)...................       6,300,017      13,800,002       46,406,498      9,000,000
                                              ==============   =============   ==============   ============
(1) Including undistributed (distribution in
  excess of) net investment income..........  $  (30,914,725)  $    (580,513)  $   11,173,994   $  1,517,421
                                              ==============   =============   ==============   ============




    *  Commencement of operations


See accompanying notes to financial statements.

 -------------------------------------------------------------------------------

 SPDR BARCLAYS CAPITAL
      SHORT TERM         SPDR BARCLAYS CAPITAL    SPDR BARCLAYS CAPITAL        SPDR BARCLAYS            SPDR BARCLAYS
INTERNATIONAL TREASURY     INTERMEDIATE TERM            LONG TERM           CAPITAL CONVERTIBLE       CAPITAL MORTGAGE
       BOND ETF             CREDIT BOND ETF          CREDIT BOND ETF             BOND ETF              BACKED BOND ETF
----------------------   ---------------------    ---------------------   ----------------------   ----------------------
    FOR THE PERIOD          FOR THE PERIOD           FOR THE PERIOD           FOR THE PERIOD           FOR THE PERIOD
   1/15/09*-6/30/09        2/10/09*-6/30/09         3/10/09*-6/30/09         4/14/09*-6/30/09         1/15/09*-6/30/09
   ----------------        ----------------         ----------------         ----------------         ----------------


      $    50,291             $   403,870              $  130,404               $   342,721              $   50,976

          103,697                   8,042                  12,214                   147,326                  28,799

          430,926                 534,976                 612,590                 1,316,656                    (293)
      -----------             -----------              ----------               -----------              ----------

          584,914                 946,888                 755,208                 1,806,703                  79,482
      -----------             -----------              ----------               -----------              ----------
          (15,074)                 33,950                      --                    53,993                      --
      -----------             -----------              ----------               -----------              ----------

           (9,738)               (321,031)                (93,868)                 (238,677)                (36,320)
               --                      --                      --                        --                      --
      -----------             -----------              ----------               -----------              ----------
           (9,738)               (321,031)                (93,868)                 (238,677)                (36,320)
      -----------             -----------              ----------               -----------              ----------

        9,922,581              26,723,365               6,000,000                42,690,265               5,209,100
               --                      --                      --                        --                      --
               --                      --                      --                        --                      --
           15,074                 (33,950)                     --                   (53,993)                     --
           16,563                      --                      --                    49,026                      --
      -----------             -----------              ----------               -----------              ----------

        9,954,218              26,689,415               6,000,000                42,685,298               5,209,100
      -----------             -----------              ----------               -----------              ----------
       10,514,320              27,349,222               6,661,340                44,307,317               5,252,262
      -----------             -----------              ----------               -----------              ----------
               --                      --                      --                        --                      --
      -----------             -----------              ----------               -----------              ----------
               --                      --                      --                        --                      --
      -----------             -----------              ----------               -----------              ----------
      $10,514,320             $27,349,222              $6,661,340               $44,307,317              $5,252,262
      ===========             ===========              ==========               ===========              ==========

          300,000                 900,000                 200,000                 1,400,000                 200,000

               --                      --                      --                        --                      --
               --                      --                      --                        --                      --
      -----------             -----------              ----------               -----------              ----------
          300,000                 900,000                 200,000                 1,400,000                 200,000
      ===========             ===========              ==========               ===========              ==========

      $   139,719             $    82,839              $   36,536               $   181,198              $   14,656
      ===========             ===========              ==========               ===========              ==========


SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                            SPDR BARCLAYS
                                                          CAPITAL 1-3 MONTH                            SPDR BARCLAYS
                                                             T-BILL ETF                              CAPITAL TIPS ETF
                                              ----------------------------------------   ----------------------------------------
                                                FOR THE      FOR THE    FOR THE PERIOD     FOR THE      FOR THE    FOR THE PERIOD
                                              YEAR ENDED   YEAR ENDED      5/25/07*-     YEAR ENDED   YEAR ENDED      5/25/07*-
                                                6/30/09      6/30/08        6/30/07        6/30/09      6/30/08        6/30/07
                                              ----------   ----------   --------------   ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD........   $  45.88     $  45.96        $ 45.74       $  52.00      $ 47.88        $ 48.01
                                               --------     --------        -------       --------      -------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)................       0.23(6)      1.32           0.20           0.54(6)      2.86           0.41
Net realized and unrealized gain (loss)
  (1).......................................       0.11         0.03           0.02          (1.19)        4.24          (0.57)
                                               --------     --------        -------       --------      -------        -------
Total from investment operations............       0.34         1.35           0.22          (0.65)        7.10          (0.16)
                                               --------     --------        -------       --------      -------        -------
Net equalization credits and charges (6)....       0.02         0.09             --           0.07        (0.12)          0.03
                                               --------     --------        -------       --------      -------        -------
Other capital (6)...........................         --           --             --           0.00(5)        --             --
                                               --------     --------        -------       --------      -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................      (0.37)       (1.52)            --          (1.68)       (2.86)            --
Net realized gains..........................      (0.01)          --             --             --           --             --
                                               --------     --------        -------       --------      -------        -------
Total distributions.........................      (0.38)       (1.52)            --          (1.68)       (2.86)            --
                                               --------     --------        -------       --------      -------        -------
NET ASSET VALUE, END OF PERIOD..............   $  45.86     $  45.88        $ 45.96       $  49.74      $ 52.00        $ 47.88
                                               ========     ========        =======       ========      =======        =======
TOTAL RETURN (2)............................       0.79%        3.18%          0.48%         (1.11)%      14.96%         (0.27)%
Net assets, end of period (in 000's)........   $985,943     $284,435        $36,766       $288,501      $93,602        $57,457
Ratio of expenses to average net assets.....       0.14%        0.14%          0.14%(3)       0.19%        0.19%          0.19%(3)
Ratio of expenses to average net assets
  before waivers............................         --           --             --             --           --             --
Ratio of net investment income (loss) to
  average net assets........................       0.49%        2.72%          4.49%(3)       1.11%        6.49%         10.23%(3)
Portfolio turnover rate (4).................        692%         583%             2%            21%          16%             0%




See accompanying notes to financial highlights on page 124 and notes to financial statements.

   --------------------------------------------------------------------------


               SPDR BARCLAYS                        SPDR BARCLAYS                        SPDR BARCLAYS
           CAPITAL INTERMEDIATE                   CAPITAL LONG TERM                    CAPITAL AGGREGATE
             TERM TREASURY ETF                      TREASURY ETF                           BOND ETF
   ------------------------------------ ------------------------------------ ------------------------------------
     FOR THE    FOR THE  FOR THE PERIOD   FOR THE    FOR THE  FOR THE PERIOD   FOR THE    FOR THE  FOR THE PERIOD
   YEAR ENDED YEAR ENDED    5/23/07*-   YEAR ENDED YEAR ENDED    5/23/07*-   YEAR ENDED YEAR ENDED    5/23/07*-
     6/30/09    6/30/08      6/30/07      6/30/09    6/30/08      6/30/07      6/30/09    6/30/08      6/30/07
   ---------- ---------- -------------- ---------- ---------- -------------- ---------- ---------- --------------
    $  55.32    $ 52.56      $ 52.57      $ 53.39    $ 49.67      $50.12      $  53.13   $  52.09      $ 52.36
    --------    -------      -------      -------    -------      ------      --------   --------      -------

        1.43(6)    2.06         0.22         2.36(6)    2.47        0.22          2.13(6)    2.44         0.24
        1.92       2.81        (0.23)        1.64       3.72       (0.67)         1.41       0.91        (0.51)
    --------    -------      -------      -------    -------      ------      --------   --------      -------
        3.35       4.87        (0.01)        4.00       6.19       (0.45)         3.54       3.35        (0.27)
    --------    -------      -------      -------    -------      ------      --------   --------      -------
        0.06       0.17           --         0.01      (0.01)         --          0.03       0.31           --
    --------    -------      -------      -------    -------      ------      --------   --------      -------
          --         --           --           --         --          --          0.01         --           --
    --------    -------      -------      -------    -------      ------      --------   --------      -------

       (1.51)     (2.24)          --        (2.40)     (2.45)         --         (2.18)     (2.62)          --
          --      (0.04)          --           --      (0.01)         --         (0.06)        --           --
    --------    -------      -------      -------    -------      ------      --------   --------      -------
       (1.51)     (2.28)          --        (2.40)     (2.46)         --         (2.24)     (2.62)          --
    --------    -------      -------      -------    -------      ------      --------   --------      -------
    $  57.22    $ 55.32      $ 52.56      $ 55.00    $ 53.39      $49.67      $  54.47   $  53.13      $ 52.09
    ========    =======      =======      =======    =======      ======      ========   ========      =======
        6.20%      9.73%       (0.02)%       7.51%     12.62%      (0.90)%        6.90%      7.13%       (0.52)%
    $143,070    $44,261      $10,513      $16,499    $10,678      $9,934      $196,090   $116,880      $10,419
        0.14%      0.14%        0.14%(3)     0.14%      0.14%       0.14%(3)      0.13%      0.13%        0.13%(3)
          --         --           --                      --          --          0.19%      0.19%        0.19%(3)
        2.50%      3.51%        4.13%(3)     4.14%      4.58%       4.29%(3)      3.98%      4.13%        4.42%(3)
          49%        36%           7%          17%        11%          4%          475%       151%          17%

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------




                                                                          SPDR
                                       SPDR BARCLAYS                BARCLAYS CAPITAL               SPDR BARCLAYS
                                     CAPITAL MUNICIPAL            CALIFORNIA MUNICIPAL            CAPITAL NEW YORK
                                          BOND ETF                      BOND ETF                 MUNICIPAL BOND ETF
                                ---------------------------   ---------------------------   ---------------------------
                                  FOR THE    FOR THE PERIOD     FOR THE    FOR THE PERIOD     FOR THE    FOR THE PERIOD
                                YEAR ENDED      9/11/07*-     YEAR ENDED     10/10/07*-     YEAR ENDED     10/11/07*-
                                  6/30/09        6/30/08        6/30/09        6/30/08        6/30/09        6/30/08
                                ----------   --------------   ----------   --------------   ----------   --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................   $  21.73       $  22.16        $ 21.74        $ 22.18        $ 21.64        $ 21.96
                                 --------       --------        -------        -------        -------        -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)..       0.86(6)        0.64           0.92(6)        0.62           0.87(6)        0.63
Net realized and unrealized
  gain (loss) (1).............       0.18          (0.53)         (0.52)         (0.52)         (0.16)         (0.39)
                                 --------       --------        -------        -------        -------        -------
Total from investment
  operations..................       1.04           0.11           0.40           0.10           0.71           0.24
                                 --------       --------        -------        -------        -------        -------
Net equalization credits and
  charges (6).................       0.03           0.05           0.02           0.02           0.01             --
                                 --------       --------        -------        -------        -------        -------
Other capital (6).............       0.00(5)        0.00(5)        0.00(5)        0.00(5)        0.00(5)          --
                                 --------       --------        -------        -------        -------        -------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........      (0.85)         (0.59)         (0.91)         (0.56)         (0.87)         (0.56)
Return of capital.............         --             --             --             --             --             --
                                 --------       --------        -------        -------        -------        -------
Total distributions...........      (0.85)         (0.59)         (0.91)         (0.56)         (0.87)         (0.56)
                                 --------       --------        -------        -------        -------        -------
NET ASSET VALUE, END OF
  PERIOD......................   $  21.95       $  21.73        $ 21.25        $ 21.74        $ 21.49        $ 21.64
                                 ========       ========        =======        =======        =======        =======
TOTAL RETURN (2)..............       5.07%          0.73%          2.02%          0.54%          3.49%          1.08%
Net assets, end of period (in
  000's)......................   $583,859       $256,404        $40,376        $17,392        $15,046        $12,986
Ratio of expenses to average
  net assets..................       0.20%          0.20%(3)       0.20%          0.20%(3)       0.20%          0.20%(3)
Ratio of expenses to average
  net assets before waivers...       0.30%          0.30%(3)         --             --             --             --
Ratio of net investment income
  (loss) to average net
  assets......................       3.96%          3.79%(3)       4.33%          4.04%(3)       4.11%          4.02%(3)
Portfolio turnover rate (4)...          3%             0%            24%            17%            33%            32%




See accompanying notes to financial highlights on page 124 and notes to financial statements.

   --------------------------------------------------------------------------


                                      SPDR DB
                                   INTERNATIONAL
                                     GOVERNMENT                   SPDR
         SPDR BARCLAYS               INFLATION-             BARCLAYS CAPITAL           SPDR BARCLAYS
       CAPITAL SHORT TERM            PROTECTED               INTERNATIONAL              CAPITAL HIGH
       MUNICIPAL BOND ETF             BOND ETF             TREASURY BOND ETF           YIELD BOND ETF
   ------------------------- ------------------------- ------------------------- -------------------------
     FOR THE  FOR THE PERIOD   FOR THE  FOR THE PERIOD   FOR THE  FOR THE PERIOD   FOR THE  FOR THE PERIOD
   YEAR ENDED   10/10/07*-   YEAR ENDED    3/13/08*-   YEAR ENDED   10/2/2007*-  YEAR ENDED   11/28/07*-
     6/30/09      6/30/08      6/30/09      6/30/08      6/30/09      6/30/08      6/30/09      6/30/08
   ---------- -------------- ---------- -------------- ---------- -------------- ---------- --------------
    $  22.82     $  22.53     $  60.71     $  61.85    $    55.14    $  51.55    $    43.82    $  47.29
    --------     --------     --------     --------    ----------    --------    ----------    --------

        0.55(6)      0.45         2.08(6)      0.73          1.51(6)     0.97          4.75(6)     2.19
        0.83         0.19        (9.07)       (1.35)        (1.32)       3.49        (10.11)      (4.04)
    --------     --------     --------     --------    ----------    --------    ----------    --------
        1.38         0.64        (6.99)       (0.62)         0.19        4.46         (5.36)      (1.85)
    --------     --------     --------     --------    ----------    --------    ----------    --------
        0.03         0.06         0.03         0.10         (0.01)       0.11          0.39        0.39
    --------     --------     --------     --------    ----------    --------    ----------    --------
        0.01         0.01         0.07         0.05          0.02        0.03          0.00(5)     0.01
    --------     --------     --------     --------    ----------    --------    ----------    --------

       (0.57)       (0.42)       (0.04)       (0.67)        (1.15)      (1.01)        (4.55)      (2.02)
          --           --        (1.88)          --            --          --            --          --
    --------     --------     --------     --------    ----------    --------    ----------    --------
       (0.57)       (0.42)       (1.92)       (0.67)        (1.15)      (1.01)        (4.55)      (2.02)
    --------     --------     --------     --------    ----------    --------    ----------    --------
    $  23.67     $  22.82     $  51.90     $  60.71    $    54.19    $  55.14    $    34.30    $  43.82
    ========     ========     ========     ========    ==========    ========    ==========    ========
        6.29%        3.16%      (11.34)%      (0.73)%        0.50%       8.95%       (10.13)%(7)  (3.10)%
    $501,788     $123,225     $394,482     $206,414    $1,089,231    $760,990    $1,900,709    $394,346
        0.20%        0.20%(3)     0.50%        0.50%(3)      0.50%       0.50%(3)      0.40%       0.40%(3)
          --           --           --           --            --          --            --          --
        2.35%        2.66%(3)     4.20%        6.89%(3)      2.91%       3.03%(3)     14.81%       9.43%(3)
           4%           2%          50%           2%           43%         54%           30%         19%

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                  SPDR
                                            BARCLAYS CAPITAL         SPDR
                                               SHORT TERM      BARCLAYS CAPITAL         SPDR               SPDR
                                              INTERNATIONAL      INTERMEDIATE     BARCLAYS CAPITAL   BARCLAYS CAPITAL
                                                TREASURY          TERM CREDIT         LONG TERM         CONVERTIBLE
                                                BOND ETF           BOND ETF        CREDIT BOND ETF       BOND ETF
                                            ----------------   ----------------   ----------------   ----------------
                                                 FOR THE            FOR THE            FOR THE            FOR THE
                                                 PERIOD             PERIOD             PERIOD             PERIOD
                                                1/15/09*-          2/10/09*-          3/10/09*-          4/14/09*-
                                                 6/30/09            6/30/09            6/30/09            6/30/09
                                            ----------------   ----------------   ----------------   ----------------

NET ASSET VALUE, BEGINNING OF PERIOD......       $ 33.05            $ 30.00            $30.00             $ 30.00
                                                 -------            -------            ------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............          0.21(6)            0.59(6)           0.65(6)             0.35(6)
Net realized and unrealized gain (loss)
  (1).....................................          1.83               0.20              3.13                1.42
                                                 -------            -------            ------             -------
Total from investment operations..........          2.04               0.79              3.78                1.77
                                                 -------            -------            ------             -------
Net equalization credits and charges (6)..         (0.06)              0.05                --                0.05
                                                 -------            -------            ------             -------
Other capital (6).........................          0.07                 --                --                0.05
                                                 -------            -------            ------             -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................         (0.05)             (0.45)            (0.47)              (0.22)
Net realized gains........................            --                 --                --                  --
                                                 -------            -------            ------             -------
Total distributions.......................         (0.05)             (0.45)            (0.47)              (0.22)
                                                 -------            -------            ------             -------
NET ASSET VALUE, END OF PERIOD............       $ 35.05            $ 30.39            $33.31             $ 31.65
                                                 =======            =======            ======             =======
TOTAL RETURN (2)..........................          6.22%              2.86%            12.70%               6.24%
Net assets, end of period (in 000's)......       $10,514            $27,349            $6,661             $44,307
Ratio of expenses to average net assets...          0.36%(3)           0.15%(3)          0.15%(3)            0.40%(3)
Ratio of net investment income (loss) to
  average net assets......................          1.39%(3)           5.22%(3)          6.82%(3)            5.33%(3)
Portfolio turnover rate (4)...............            39%                 4%               27%                  9%
                                                  SPDR
                                            BARCLAYS CAPITAL
                                             MORTGAGE BACKED
                                                BOND ETF
                                            ----------------
                                                 FOR THE
                                                 PERIOD
                                                1/15/09*-
                                                 6/30/09
                                            ----------------

NET ASSET VALUE, BEGINNING OF PERIOD......       $26.05
                                                 ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............         0.25(6)
Net realized and unrealized gain (loss)
  (1).....................................         0.14
                                                 ------
Total from investment operations..........         0.39
                                                 ------
Net equalization credits and charges (6)..           --
                                                 ------
Other capital (6).........................           --
                                                 ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................        (0.18)
Net realized gains........................           --
                                                 ------
Total distributions.......................        (0.18)
                                                 ------
NET ASSET VALUE, END OF PERIOD............       $26.26
                                                 ======
TOTAL RETURN (2)..........................         1.51%
Net assets, end of period (in 000's)......       $5,252
Ratio of expenses to average net assets...         0.20%(3)
Ratio of net investment income (loss) to
  average net assets......................         2.14%(3)
Portfolio turnover rate (4)...............          619%



    *  Commencement of operations
(1) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(2) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(3)   Annualized.
(4) Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(5)   Amount is less than $0.005 per share.
(6)   Per share numbers have been calculated using the average shares method.
(7) If the adviser had not made a voluntary contribution in 2009 to the SPDR Barclays Capital High Yield Bond ETF, the total return would have been (10.44)%.


See accompanying notes to financial statements.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------

1.  ORGANIZATION

The SPDR Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended ("1940 Act"), is an open-end investment management company that was organized as a Massachusetts business trust on June 12, 1998.

As of June 30, 2009, the Trust offered forty-four (44) portfolios, each of which represents a separate series of beneficial interest in the Trust (each referred to as a "Fund", collectively as the "Funds"). The financial statements herein relate to the following seventeen (17) Funds: SPDR Barclays Capital 1-3 Month T-Bill ETF, SPDR Barclays Capital TIPS ETF, SPDR Barclays Capital Intermediate Term Treasury ETF, SPDR Barclays Capital Long Term Treasury ETF, SPDR Barclays Capital Aggregate Bond ETF, SPDR Barclays Capital Municipal Bond ETF, SPDR Barclays Capital California Municipal Bond ETF, SPDR Barclays Capital New York Municipal Bond ETF, SPDR Barclays Capital Short Term Municipal Bond ETF, SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital International Treasury Bond ETF, SPDR Barclays Capital High Yield Bond ETF, SPDR Barclays Capital Short Term International Treasury Bond ETF, SPDR Barclays Capital Intermediate Term Credit Bond ETF, SPDR Barclays Capital Long Term Credit Bond ETF, SPDR Barclays Capital Convertible Bond ETF and SPDR Barclays Capital Mortgage Backed Bond ETF. Each SPDR Barclays Capital ETF named above, except SPDR Barclays Capital TIPS ETF was formerly a SPDR Lehman ETF. The name change occurred during the period as a result of Barclays Capital acquiring the Lehman Indexes. Each Fund operates as a non-diversified investment company. The investment objective of each Fund is to replicate as closely as possible, before expenses and fees, the price and yield or total return performance of a specified market index. The other twenty-seven (27) Funds are included in a separate Annual Report.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in a Fund involves risks similar to those of investing in any fund of fixed income securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. An investor in a Fund should anticipate that the value of a Fund's shares will decline, more or less, in correlation with any decline in the value of the Fund's benchmark index. The values of fixed income securities could decline generally or could underperform other investments. Further, a Fund would not sell a fixed income security because the security's issuer was in financial trouble unless that security is removed from a Fund's benchmark index.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION

The value of each Fund's portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. U.S. fixed income

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------



securities may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the "Board") believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

Effective July 1, 2008, the Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

- Level 1 -- quoted prices in active markets for identical investments.

- Level 2 -- other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds' net assets are computed and that may materially affect the value of the Funds' investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark index, which, in turn, could result in a difference between the Fund's performance and the performance of the Fund's benchmark index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


The following table summarizes the inputs used in valuing the Funds' investments, as of June 30, 2009:

                                                                   LEVEL 2 -        LEVEL 3 -
                                                   LEVEL 1 -   OTHER SIGNIFICANT   SIGNIFICANT
                                                     QUOTED        OBSERVABLE     UNOBSERVABLE
SPDR SERIES TRUST                                    PRICES          INPUTS          INPUTS          TOTAL
-----------------                                 -----------  -----------------  ------------  --------------
SPDR Barclays Capital 1-3 Month T-Bill ETF......  $   509,341    $  985,434,467        $--      $  985,943,808
SPDR Barclays Capital TIPS ETF..................   58,691,641       285,804,025         --         344,495,666
SPDR Barclays Capital Intermediate Term Treasury
  ETF...........................................   29,388,612       141,888,833         --         171,277,445
SPDR Barclays Capital Long Term Treasury ETF....    3,381,676        16,257,601         --          19,639,277
SPDR Barclays Capital Aggregate Bond ETF........   99,373,016       199,602,437         --         298,975,453
SPDR Barclays Capital Municipal Bond ETF........    5,708,553       568,493,125         --         574,201,678
SPDR Barclays Capital California Municipal Bond
  ETF...........................................      216,644        39,860,685         --          40,077,329
SPDR Barclays Capital New York Municipal Bond
  ETF...........................................      728,368        14,670,286         --          15,398,654
SPDR Barclays Capital Short Term Municipal Bond
  ETF...........................................    6,006,808       488,096,125         --         494,102,933
SPDR DB International Government Inflation-
  Protected Bond ETF............................      587,229       387,611,927         --         388,199,156
SPDR Barclays Capital International Treasury
  Bond ETF......................................   43,064,962     1,038,924,007         --       1,081,988,969
SPDR Barclays Capital High Yield Bond ETF.......   17,410,929     1,838,106,752         --       1,855,517,681
SPDR Barclays Capital Short Term International
  Treasury Bond ETF.............................      923,049         9,312,762         --          10,235,811
SPDR Barclays Capital Intermediate Term Credit
  Bond ETF......................................      762,741        26,723,175         --          27,485,916
SPDR Barclays Capital Long Term Credit Bond
  ETF...........................................       55,527         6,487,532         --           6,543,059
SPDR Barclays Capital Convertible Bond ETF......      727,042        43,140,955         --          43,867,997
SPDR Barclays Capital Mortgage Backed Bond ETF..    5,203,681         5,205,746         --          10,409,427



                                                                   LEVEL 2 -           LEVEL 3 -
                                                 LEVEL 1 -     OTHER SIGNIFICANT      SIGNIFICANT
                                                   QUOTED          OBSERVABLE        UNOBSERVABLE
SPDR SERIES TRUST-OTHER FINANCIAL INSTRUMENTS*     PRICES            INPUTS             INPUTS           TOTAL
----------------------------------------------   ---------     -----------------     ------------     -----------
SPDR Barclays Capital International Treasury
  Bond ETF.....................................     $--           $  (373,385)            $--         $  (373,385)
SPDR Barclays Capital High Yield Bond ETF......      --            (1,414,694)             --          (1,414,694)
SPDR Barclays Capital Short Term International
  Treasury Bond ETF............................      --               (17,214)             --             (17,214)


* Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency contracts, and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

In April 2009, the FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Funds' investments by debt securities issued by the U.S. government or U.S. government agencies, Corporate debt securities, commercial mortgage obligations, debt issued by state of the U.S. and political subdivisions of states.

In March 2008, Statement of Financial Accounting Standards 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161") was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure at June 30, 2009.

                                                                           LIABILITY DERIVATIVE
                                                 -----------------------------------------------------------------------
                                                  INTEREST    FOREIGN
                                                    RATE      EXCHANGE      CREDIT       EQUITY    COMMODITY     OTHER
                                                 CONTRACTS   CONTRACTS    CONTRACTS    CONTRACTS   CONTRACTS   CONTRACTS
                                                    RISK        RISK         RISK         RISK        RISK        RISK
                                                 ---------   ---------   -----------   ---------   ---------   ---------
SPDR Barclays Capital
  International Treasury
  Bond ETF(b)..............   Forward Contract      $--      $(373,385)  $        --      $--         $--         $--
SPDR Barclays Capital High
  Yield Bond ETF(a)........   Swap Contract          --             --    (7,640,388)      --          --          --
SPDR Barclays Capital Short
  Term International
  Treasury Bond ETF(b).....   Forward Contract       --        (17,214)           --       --          --          --
                               LIABILITY
                               DERIVATIVE
                              -----------
                                 TOTAL
                              -----------
SPDR Barclays Capital
  International Treasury
  Bond ETF(b)..............   $  (373,385)
SPDR Barclays Capital High
  Yield Bond ETF(a)........    (7,640,388)
SPDR Barclays Capital Short
  Term International
  Treasury Bond ETF(b).....       (17,214)



   (a) Swap Contracts, at value
   (b) Unrealized Depreciation on Forward Foreign Currency Contracts

                                                                            REALIZED GAIN (LOSS)
                                                   ---------------------------------------------------------------------
                                                    INTEREST    FOREIGN
                                                      RATE      EXCHANGE     CREDIT      EQUITY    COMMODITY     OTHER
                                                   CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS
                                                      RISK        RISK        RISK        RISK        RISK        RISK
                                                   ---------   ---------   ---------   ---------   ---------   ---------
SPDR DB International
  Government Inflation-
  Protected Bond ETF(b)......   Forward Contract      $--      $(367,047)   $    --       $--         $--         $--
SPDR Barclays Capital
  International Treasury Bond
  ETF(b).....................   Forward Contract       --       (918,113)        --        --          --          --
SPDR Barclays Capital High
  Yield Bond ETF(a)..........   Swap Contract          --             --     50,001        --          --          --
SPDR Barclays Capital Short
  Term International Treasury
  Bond ETF(b)................   Forward Contract       --          1,257         --        --          --          --
                                 REALIZED
                                   GAIN
                                  (LOSS)
                                ---------
                                  TOTAL
                                ---------
SPDR DB International
  Government Inflation-
  Protected Bond ETF(b)......   $(367,047)
SPDR Barclays Capital
  International Treasury Bond
  ETF(b).....................    (918,113)
SPDR Barclays Capital High
  Yield Bond ETF(a)..........      50,001
SPDR Barclays Capital Short
  Term International Treasury
  Bond ETF(b)................       1,257



   (a) Realized Gain (Loss) on Swap Contracts
   (b) Realized Gain (Loss) on Forward Foreign Currency Contracts

                                                                  CHANGE IN APPRECIATION (DEPRECIATION)
                                                 -----------------------------------------------------------------------
                                                  INTEREST    FOREIGN
                                                    RATE      EXCHANGE      CREDIT       EQUITY    COMMODITY     OTHER
                                                 CONTRACTS   CONTRACTS    CONTRACTS    CONTRACTS   CONTRACTS   CONTRACTS
                                                    RISK        RISK         RISK         RISK        RISK        RISK
                                                 ---------   ---------   -----------   ---------   ---------   ---------
SPDR DB International
  Government Inflation-
  Protected Bond ETF(b)....   Forward Contract      $--      $  (2,024)  $        --      $--         $--         $--
SPDR Barclays Capital
  International Treasury
  Bond ETF(b)..............   Forward Contract       --       (564,070)           --       --          --          --
SPDR Barclays Capital High
  Yield Bond ETF(a)........   Swap Contract          --             --    (1,414,694)      --          --          --
SPDR Barclays Capital Short
  Term International
  Treasury Bond ETF(b).....   Forward Contract       --        (17,214)           --       --          --          --
                               CHANGE IN
                               APPRECIA-
                                  TION
                               (DEPRECIA-
                                 TION)
                              -----------
                                 TOTAL
                              -----------
SPDR DB International
  Government Inflation-
  Protected Bond ETF(b)....   $    (2,024)
SPDR Barclays Capital
  International Treasury
  Bond ETF(b)..............      (564,070)
SPDR Barclays Capital High
  Yield Bond ETF(a)........    (1,414,694)
SPDR Barclays Capital Short
  Term International
  Treasury Bond ETF(b).....       (17,214)



   (a) Unrealized appreciation (depreciation) on swap contracts
   (b) Unrealized appreciation (depreciation) on Forward Foreign Currency Contracts

INVESTMENT INCOME

Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

EXPENSES

Advisory fees and other expenses, which are directly identifiable to a specific Fund, are applied to that Fund. Trustees fees and other expenses which cannot be attributed to a Fund are allocated in such a manner as deemed equitable, taking into consideration the relative net assets of the Funds.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


EQUALIZATION

The Funds follow the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities and foreign exchange transactions are recorded on the identified cost basis. Corporate actions (including dividends) are recorded net of foreign tax holdings.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statement of Operations. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of misappropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

FORWARD FOREIGN CURRENCY CONTRACTS

The SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital International Treasury Bond ETF and the SPDR Barclays Capital Short Term International Treasury Bond ETF may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

MORTGAGE DOLLAR ROLLS

The SPDR Barclays Capital Aggregate Bond ETF and the SPDR Barclays Capital Mortgage Backed Bond ETF may enter into mortgage dollar roll transactions with respect to mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date.

The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Funds' use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs. The Funds' use of to-be announced ("TBA") mortgage dollar rolls may cause the fund to experience higher transaction costs.

WHEN ISSUED/DELAYED DELIVERY SECURITIES

The SPDR Barclays Capital Aggregate Bond ETF and SPDR Barclays Capital Mortgage Backed Bond ETF may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

INFLATION-INDEXED INSTRUMENTS

The SPDR Barclays Capital TIPS ETF and SPDR DB International Government Inflation-Protected Bond ETF may invest almost exclusively in inflation-indexed instruments which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income which is distributed to shareholders monthly. Investors will receive their inflation-adjusted principal at maturity. Deflation may cause fund dividends to be suspended.

SWAP AGREEMENTS

Each Fund may enter into swap agreements; including interest rate, index, total return and credit default swap agreements. The Funds will enter into swap agreements to gain market exposure. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund. Entering into these agreements involves, to varying degrees, market risk, liquidity risk, interest rate risk, and counterparty risk.

In the case of a credit default swap ("CDS"), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). If a Fund buys protection through a CDS contract and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. Under the terms of a CDS contract, a Fund receives or makes payments

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------



quarterly based on a specified interest rate on a notional amount. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of upfront payment, as realized gains or losses.

FEDERAL INCOME TAX

The Funds have qualified and intend to continue to qualify for and elect treatment as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for tax equalization, in-kind transactions, foreign currencies and losses deferred due to wash sales.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which the applicable Funds invest, the Funds will provide for foreign taxes and, where appropriate, deferred foreign taxes.

The Funds have reviewed the tax positions for the open tax years as of June 30, 2009 and have determined that no provision for income tax is required in the Funds' Financial Statements. The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For the year ended June 30, 2009, the Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

                                                                           NET GAIN (LOSS)
                                                                            RECLASSIFIED
                                                                         TO PAID IN CAPITAL
                                                                         ------------------
SPDR Barclays Capital 1-3 Month T-Bill ETF.............................      $     6,928
SPDR Barclays Capital TIPS ETF.........................................          611,127
SPDR Barclays Capital Intermediate Term Treasury ETF...................          626,347
SPDR Barclays Capital Long Term Treasury ETF...........................        1,649,125
SPDR Barclays Capital Aggregate Bond ETF...............................          139,615
SPDR Barclays Capital Municipal Bond ETF...............................           (4,302)
SPDR Barclays Capital California Muncipal Bond ETF.....................               --
SPDR Barclays Capital New York Municipal Bond ETF......................               --
SPDR Barclays Capital Short Term Municipal Bond ETF....................          (50,621)
SPDR DB International Government Inflation-Protected Bond ETF..........               --
SPDR Barclays Capital International Treasury Bond ETF..................               --
SPDR Barclays Capital High Yield Bond ETF..............................       (5,438,378)
SPDR Barclays Capital Short Term International Treasury Bond ETF.......               --
SPDR Barclays Capital Intermediate Term Credit Bond ETF................               --
SPDR Barclays Capital Long Term Credit Bond ETF........................               --
SPDR Barclays Capital Convertible Bond ETF.............................             (750)
SPDR Barclays Capital Mortgage Backed Bond ETF.........................               --

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


At June 30, 2009, the Funds had capital loss carryforwards which may be utilized to offset any net realized capital gains expiring June 30:

                                                                        2016        2017
                                                                      -------   -----------
SPDR Barclays Capital 1-3 Month T-Bill ETF..........................  $    --   $        --
SPDR Barclays Capital TIPS ETF......................................   (1,158)     (663,850)
SPDR Barclays Capital Intermediate Term Treasury ETF................       --            --
SPDR Barclays Capital Long Term Treasury ETF........................       --            --
SPDR Barclays Capital Aggregate Bond ETF............................       --            --
SPDR Barclays Capital Municipal Bond ETF............................       --      (154,251)
SPDR Barclays Capital California Muncipal Bond ETF..................       --       (63,199)
SPDR Barclays Capital New York Municipal Bond ETF...................       --       (99,863)
SPDR Barclays Capital Short Term Municipal Bond ETF.................       --        (5,908)
SPDR DB International Government Inflation-Protected Bond ETF.......       --    (3,663,114)
SPDR Barclays Capital International Treasury Bond ETF...............       --            --
SPDR Barclays Capital High Yield Bond ETF...........................       --    (4,963,127)
SPDR Barclays Capital Short Term International Treasury Bond ETF....       --            --
SPDR Barclays Capital Intermediate Term Credit Bond ETF.............       --            --
SPDR Barclays Capital Long Term Credit Bond ETF.....................       --            --
SPDR Barclays Capital Convertible Bond ETF..........................       --            --
SPDR Barclays Capital Mortgage Backed Bond ETF......................       --            --


Under current tax laws, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following year. The Funds incurred the following losses during the period November 1, 2008 through June 30, 2009 that are deferred for tax purposes until fiscal 2010:

                                                                           DEFERRED LOSSES
                                                                           ---------------
SPDR Barclays Capital 1-3 Month T-Bill ETF...............................    $         --
SPDR Barclays Capital TIPS ETF...........................................        (407,120)
SPDR Barclays Capital Intermediate Term Treasury ETF.....................              --
SPDR Barclays Capital Long Term Treasury ETF.............................              --
SPDR Barclays Capital Aggregate Bond ETF.................................              --
SPDR Barclays Capital Municipal Bond ETF.................................        (941,578)
SPDR Barclays Capital California Municipal Bond ETF......................        (218,078)
SPDR Barclays Capital New York Municipal Bond ETF........................        (113,102)
SPDR Barclays Capital Short Term Municipal Bond ETF......................         (66,970)
SPDR DB International Government Inflation-Protected Bond ETF............      (9,078,355)
SPDR Barclays Capital International Treasury Bond ETF....................     (13,854,592)
SPDR Barclays Capital High Yield Bond ETF................................     (71,278,235)
SPDR Barclays Capital Short Term International Treasury Bond ETF.........              --
SPDR Barclays Capital Intermediate Term Credit Bond ETF..................              --
SPDR Barclays Capital Long Term Credit Bond ETF..........................              --
SPDR Barclays Capital Convertible Bond ETF...............................              --
SPDR Barclays Capital Mortgage Backed Bond ETF...........................              --


For the year ended June 30, 2009, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


The tax character of distributions paid during the year ended June 30, 2009, was as follows:

                                                                              LONG-TERM
                                                   ORDINARY      TAX EXEMPT    CAPITAL     RETURN OF
                                                    INCOME         INCOME       GAINS       CAPITAL
                                                 ------------   -----------   ---------   ----------
SPDR Barclays Capital 1-3 Month T-Bill ETF.....  $  4,518,983   $        --     $   --    $       --
SPDR Barclays Capital TIPS ETF.................     3,864,782            --         --            --
SPDR Barclays Capital Intermediate Term
  Treasury ETF.................................     2,206,659            --         --            --
SPDR Barclays Capital Long Term Treasury ETF...       675,285            --         --            --
SPDR Barclays Capital Aggregate Bond ETF.......     6,443,123            --      8,327            --
SPDR Barclays Capital Municipal Bond ETF.......            --    14,785,405         --            --
SPDR Barclays Capital California Muncipal Bond
  ETF..........................................            --     1,135,504         --            --
SPDR Barclays Capital New York Municipal Bond
  ETF..........................................            --       524,366         --            --
SPDR Barclays Capital Short Term Municipal Bond
  ETF..........................................            --     6,169,703         --            --
SPDR DB International Government Inflation-
  Protected Bond ETF...........................       183,415            --         --     8,197,947
SPDR Barclays Capital International Treasury
  Bond ETF.....................................    18,485,525            --         --            --
SPDR Barclays Capital High Yield Bond ETF......   111,409,271            --         --            --
SPDR Barclays Capital Short Term International
  Treasury Bond ETF............................         9,738            --         --            --
SPDR Barclays Capital Intermediate Term Credit
  Bond ETF.....................................       321,031            --         --            --
SPDR Barclays Capital Long Term Credit Bond
  ETF..........................................        93,868            --         --            --
SPDR Barclays Capital Convertible Bond ETF.....       238,677            --         --            --
SPDR Barclays Capital Mortgage Backed Bond
  ETF..........................................        36,320            --         --            --

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


The tax character of distributions paid during the year ended June 30, 2008, was as follows:

                                                              ORDINARY INCOME   TAX EXEMPT INCOME
                                                              ---------------   -----------------
SPDR Barclays Capital 1-3 Month T-Bill ETF..................     $4,990,990         $       --
SPDR Barclays Capital TIPS ETF..............................      3,165,753                 --
SPDR Barclays Capital Intermediate Term Treasury ETF........        824,240                 --
SPDR Barclays Capital Long Term Treasury ETF................        777,967                 --
SPDR Barclays Capital Aggregate Bond ETF....................      2,317,464                 --
SPDR Barclays Capital Municipal Bond ETF....................             --          3,509,293
SPDR Barclays Capital California Municipal Bond ETF.........             --            397,711
SPDR Barclays Capital New York Municipal Bond ETF...........             --            336,056
SPDR Barclays Capital Short Term Municipal Bond ETF.........             --            893,716
SPDR DB International Government Inflation-Protected Bond
  ETF.......................................................      1,166,932                 --
SPDR Barclays Capital International Treasury Bond ETF.......      8,816,601                 --
SPDR Barclays Capital High Yield Bond ETF...................      9,010,627                 --


For the year ended June 30, 2009 there were no significant differences between the book basis and tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales and the deferral of post-October losses.

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

                                                UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED
                                                   ORDINARY       TAX EXEMPT      LONG-TERM      APPRECIATION
                                                    INCOME          INCOME      CAPITAL GAINS   (DEPRECIATION)
                                                -------------   -------------   -------------   --------------
SPDR Barclays Capital 1-3 Month T-Bill ETF...     $       --      $       --       $     --      $    (24,508)
SPDR Barclays Capital TIPS ETF...............             --              --             --         1,144,805
SPDR Barclays Capital Intermediate Term
  Treasury ETF...............................        230,339              --         43,355           (97,765)
SPDR Barclays Capital Long Term Treasury
  ETF........................................         55,721              --             --           (28,356)
SPDR Barclays Capital Aggregate Bond ETF.....      2,784,716              --        287,987            42,299
SPDR Barclays Capital Municipal Bond ETF.....             --       1,075,266             --         4,803,755
SPDR Barclays Capital California Municipal
  Bond ETF...................................             --         112,673             --          (593,252)
SPDR Barclays Capital New York Municipal Bond
  ETF........................................             --          43,871             --          (101,759)
SPDR Barclays Capital Short Term Municipal
  Bond ETF...................................             --         395,714             --         7,001,406
SPDR DB International Government Inflation-
  Protected Bond ETF.........................             --              --             --       (16,910,267)
SPDR Barclays Capital International Treasury
  Bond ETF...................................             --              --             --        (5,272,199)
SPDR Barclays Capital High Yield Bond ETF....      9,796,185              --             --        68,831,186
SPDR Barclays Capital Short Term
  International Treasury Bond ETF............        132,623              --             --           442,553
SPDR Barclays Capital Intermediate Term
  Credit Bond ETF............................         92,476              --             --           533,381
SPDR Barclays Capital Long Term Credit Bond
  ETF........................................         48,750              --             --           612,590
SPDR Barclays Capital Convertible Bond ETF...        365,195              --             --         1,203,581
SPDR Barclays Capital Mortgage Backed Bond
  ETF........................................         49,830              --             --              (293)


DISTRIBUTIONS

Each Fund declares and distributes dividends from net investment income, if any, to its shareholders monthly. Each Fund distributes net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


3.  FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER RELATED PARTY
    TRANSACTIONS

ADVISORY FEE

Each Fund has entered into an Investment Advisory Agreement with SSgA Funds Management, Inc. (the "Adviser"). As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund's average daily net assets as shown in the following table:

                                                                   ANNUAL RATE
                                                                   -----------
SDPR Barclays Capital 1-3 Month T-Bill ETF.......................     0.1345%
SDPR Barclays Capital TIPS ETF...................................     0.1845
SDPR Barclays Capital Intermediate Term Treasury ETF.............     0.1345
SDPR Barclays Capital Long Term Treasury ETF.....................     0.1345
SDPR Barclays Capital Aggregate Bond ETF.........................     0.1845*
SDPR Barclays Capital Municipal Bond ETF.........................     0.3000*
SDPR Barclays Capital California Municipal Bond ETF..............     0.2000
SDPR Barclays Capital New York Municipal Bond ETF................     0.2000
SDPR Barclays Capital Short Term Municipal Bond ETF..............     0.2000
SDPR DB International Government Inflation-Protected Bond ETF....     0.5000
SDPR Barclays Capital International Treasury Bond ETF............     0.5000
SDPR Barclays Capital High Yield Bond ETF........................     0.4000
SDPR Barclays Capital Short Term International Treasury Bond
  ETF............................................................     0.3500
SDPR Barclays Capital Intermediate Term Credit Bond ETF..........     0.1500
SDPR Barclays Capital Long Term Credit Bond ETF..................     0.1500
SDPR Barclays Capital Convertible Bond ETF.......................     0.4000
SDPR Barclays Capital Mortgage Backed Bond ETF...................     0.2000


* The Adviser has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.1345% and 0.2000% until October 31, 2009 for the SPDR Barclays Capital Aggregate Bond ETF and the SPDR Barclays Capital Municipal Bond ETF, respectively.

The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

On May 28, 2009 the Adviser agreed to make a voluntary contribution of $7,643,517 to the SPDR Barclays Capital High Yield Bond ETF to compensate the fund for losses associated with inadvertent participation in a tender offer.

State Street Bank and Trust Company ("State Street"), an affiliate of the Adviser, receives fees for its services as Custodian, Administrator, and Transfer Agent from the Adviser. See also Note 4.

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio for which SSgA FM serves as the investment adviser. The State Street Navigator Securities Lending Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 8 for additional information regarding securities lending.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


For the period July 1, 2008 through June 30, 2009, State Street earned securities lending agent fees as follows:

                                                                         SECURITIES LENDING
                                                                             AGENT FEES
                                                                         ------------------
SPDR Barclays Capital 1-3 Month T-Bill ETF.............................       $263,661
SPDR Barclays Capital TIPS ETF.........................................         64,010
SPDR Barclays Capital Intermediate Term Treasury ETF...................         43,977
SPDR Barclays Capital Long Term Treasury ETF...........................          8,597
SPDR Barclays Capital Aggregate Bond ETF...............................         45,506
SPDR Barclays Capital Municipal Bond ETF...............................             --
SPDR Barclays Capital California Muncipal Bond ETF.....................             --
SPDR Barclays Capital New York Municipal Bond ETF......................             --
SPDR Barclays Capital Short Term Municipal Bond ETF....................             --
SPDR DB International Government Inflation-Protected Bond ETF..........          2,649
SPDR Barclays Capital International Treasury Bond ETF..................         10,136
SPDR Barclays Capital High Yield Bond ETF..............................             --
SPDR Barclays Capital Short Term International Treasury Bond ETF.......             --
SPDR Barclays Capital Intermediate Term Credit Bond ETF................             --
SPDR Barclays Capital Long Term Credit Bond ETF........................             --
SPDR Barclays Capital Convertible Bond ETF.............................             --
SPDR Barclays Capital Mortgage Backed Bond ETF.........................             --


DISTRIBUTOR

State Street Global Markets, LLC (the "Distributor"), an affiliate of the Adviser, serves as the distributor of the shares of each Fund. Pursuant to a Distribution Plan and Agreement, pursuant to Rule 12b-1 under the 1940 Act, each Fund is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board of Trustees has determined that no such payments will be made through at least October 31, 2009 and therefore no such payments have been made to the Distributor.

The Distributor has established an assisted trading program to aid Authorized Participants in certain creation and redemption activity for which the Distributor receives commissions from Authorized Participants. In addition, the Distributor receives compensation from State Street associated with on-line creation and redemption activity of Authorized Participants.

TRUSTEES' FEES

The Trust and SPDR Index Share Funds ("SIS Trust") pay, in the aggregate, each Independent Trustee an annual fee of $90,000 plus $5,000 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee receives an additional annual fee of $10,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trust and SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. Prior to April 20, 2009, the Trust paid each Independent Trustee an annual fee of $60,000 plus $3,000 per in person meeting attended and $1,000 for each meeting attended via telephone or video conference and the Chair of the Audit Committee received an additional annual fee of $9,000.

TRANSACTIONS WITH AFFILIATES

Each Fund may invest in the shares of certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund ("Liquid Reserves Fund") and State Street Institutional Tax Free Money Market

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------



Fund ("Tax Free Money Market Fund"), both a series of State Street Institutional Investment Trust. The Liquid Reserves Fund and Tax Free Money Market Fund are both feeder funds in a master/feeder fund structure that invest substantially all of their assets in the State Street Money Market Portfolio and State Street Tax Free Money Market Portfolio, respectively, each a series of State Street Master Funds ("Master Portfolio"). The Liquid Reserves Fund and Tax Free Money Market Fund do not pay an investment advisory fee to the Adviser, but the respective Master Portfolio in which they invest pays an investment advisory fee to the Adviser. The Liquid Reserves Fund and Tax Free Money Market Fund intend to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by the Funds from affiliated money market funds are recorded as interest income on securities of affiliated issuers in the accompanying Statement of Operations. In addition, cash collateral from lending activities is invested in the State Street Navigator Lending Prime Portfolio ("Navigator") for which SSgA PM serves as the investment adviser. Navigator is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act.

Amounts related to investments in each Fund at June 30, 2009 and for the period then ended are:

                                                            PURCHASED                    SOLD
                                         VALUE AT   -------------------------  ------------------------    VALUE AT
LIQUID RESERVES FUND                     6/30/08        COST         SHARES      PROCEEDS      SHARES      6/30/09     INCOME
--------------------                   -----------  -----------   -----------  -----------  -----------  -----------  --------
SPDR Barclays Capital 1-3 Month T-
  Bill ETF...........................  $   327,088   68,397,071    68,397,071   68,214,818   68,214,818  $   509,341  $ 10,693
SPDR Barclays Capital TIPS ETF.......       12,260    4,942,225     4,942,225    4,687,884    4,687,884      266,601     3,027
SPDR Barclays Capital Intermediate
  Term Treasury ETF..................       89,760    5,977,489     5,977,489    5,904,670    5,904,670      162,579     3,038
SPDR Barclays Capital Long Term
  Treasury ETF.......................          331    1,395,525     1,395,525    1,381,085    1,381,085       14,771       731
SPDR Barclays Capital Aggregate Bond
  ETF................................    3,112,372  162,192,458   162,192,458   95,451,684   95,451,684   69,853,146   423,105
SPDR DB International Government
  Inflation-Protected Bond ETF.......       51,056   46,423,123    46,423,123   46,450,310   46,450,310       23,869    12,694
SPDR Barclays Capital International
  Treasury Bond ETF..................   18,968,224  157,684,173   157,684,173  147,123,080  147,123,080   29,529,317   429,875
SPDR Barclays Capital High Yield Bond
  ETF................................    6,684,245  510,379,514   510,379,514  499,652,830  499,652,830   17,410,929   227,576
SPDR Barclays Capital Short Term
  International Treasury Bond ETF....           --    1,883,205     1,883,205      960,156      960,156      923,049     1,892
SPDR Barclays Capital Intermediate
  Term Credit Bond ETF...............           --    2,128,997     2,128,997    1,366,256    1,366,256      762,741     1,476
SPDR Barclays Capital Long Term
  Credit Bond ETF....................           --    1,901,205     1,901,205    1,845,678    1,845,678       55,527       186
SPDR Barclays Capital Convertible
  Bond ETF...........................           --   13,155,749    13,155,749   12,428,707   12,428,707      727,042       887
SPDR Barclays Capital Mortgage Backed
  Bond ETF...........................           --    5,536,381     5,536,381      332,700      332,700    5,203,681    15,331
                                         REALIZED
LIQUID RESERVES FUND                   GAIN/(LOSS)
--------------------                   -----------
SPDR Barclays Capital 1-3 Month T-
  Bill ETF...........................      $--
SPDR Barclays Capital TIPS ETF.......       --
SPDR Barclays Capital Intermediate
  Term Treasury ETF..................       --
SPDR Barclays Capital Long Term
  Treasury ETF.......................       --
SPDR Barclays Capital Aggregate Bond
  ETF................................       --
SPDR DB International Government
  Inflation-Protected Bond ETF.......       --
SPDR Barclays Capital International
  Treasury Bond ETF..................       --
SPDR Barclays Capital High Yield Bond
  ETF................................       --
SPDR Barclays Capital Short Term
  International Treasury Bond ETF....       --
SPDR Barclays Capital Intermediate
  Term Credit Bond ETF...............       --
SPDR Barclays Capital Long Term
  Credit Bond ETF....................       --
SPDR Barclays Capital Convertible
  Bond ETF...........................       --
SPDR Barclays Capital Mortgage Backed
  Bond ETF...........................       --



                                                           PURCHASED                        SOLD
                                      VALUE AT   -----------------------------  ----------------------------   VALUE AT
NAVIGATOR                              6/30/08        COST           SHARES        PROCEEDS        SHARES       6/30/09     INCOME
---------                            ----------  -------------   -------------  -------------  -------------  ----------  ---------
SPDR Barclays Capital 1-3 Month T-
  Bill ETF.........................  73,495,181  3,159,453,065   3,159,453,065  3,232,948,246  3,232,948,246          --  1,496,992
SPDR Barclays Capital TIPS ETF.....  26,647,080    169,394,261     169,394,261    137,616,301    137,616,301  58,425,040    363,389
SPDR Barclays Capital Intermediate
  Term Treasury ETF................  12,637,933     64,803,104      64,803,104     48,215,008     48,215,008  29,226,029    249,608
SPDR Barclays Capital Long Term
  Treasury ETF.....................   3,014,608     27,540,578      27,540,578     27,188,281     27,188,281   3,366,905     48,798
SPDR Barclays Capital Aggregate
  Bond ETF.........................  19,106,254    117,123,956     117,123,956    106,710,340    106,710,340  29,519,870    258,375
SPDR DB International Government
  Inflation-Protected Bond ETF.....   1,449,068      8,028,447       8,028,447      8,914,155      8,914,155     563,360     15,049
SPDR Barclays Capital International
  Treasury Bond ETF................          --     61,712,434      61,712,434     48,176,789     48,176,789  13,535,645     57,507
                                       REALIZED
NAVIGATOR                            GAIN/(LOSS)
---------                            -----------
SPDR Barclays Capital 1-3 Month T-
  Bill ETF.........................       --
SPDR Barclays Capital TIPS ETF.....       --
SPDR Barclays Capital Intermediate
  Term Treasury ETF................       --
SPDR Barclays Capital Long Term
  Treasury ETF.....................       --
SPDR Barclays Capital Aggregate
  Bond ETF.........................       --
SPDR DB International Government
  Inflation-Protected Bond ETF.....       --
SPDR Barclays Capital International
  Treasury Bond ETF................       --



                                                            PURCHASED                     SOLD
                                        VALUE AT   --------------------------  -------------------------   VALUE AT
TAX FREE MONEY MARKET FUND               6/30/08       COST          SHARES      PROCEEDS       SHARES      6/30/09    INCOME
--------------------------             ----------  ------------   -----------  ------------  -----------  ----------  --------
SPDR Barclays Capital Municipal Bond
  ETF................................  $  612,570  $264,070,235   264,070,235  $258,974,252  258,974,252  $5,708,553  $108,574
SPDR Barclays Capital California
  Municipal Bond ETF.................      43,702    23,169,777    23,169,777    22,996,835   22,966,835     216,644    14,341
SPDR Barclays Capital New York
  Municipal Bond ETF.................     283,700     5,939,590     5,939,590     5,494,922    5,494,922     728,368     5,881
SPDR Barclays Capital Short Term
  Municipal Bond ETF.................   6,086,569   296,822,527   296,822,527   296,902,288  296,902,288   6,006,808   122,389
                                         REALIZED
TAX FREE MONEY MARKET FUND             GAIN/(LOSS)
--------------------------             -----------
SPDR Barclays Capital Municipal Bond
  ETF................................      $--
SPDR Barclays Capital California
  Municipal Bond ETF.................       --
SPDR Barclays Capital New York
  Municipal Bond ETF.................       --
SPDR Barclays Capital Short Term
  Municipal Bond ETF.................       --

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


4.  SHAREHOLDER TRANSACTIONS

With the exception of the Trust's dividend reinvestment plan, shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 100,000 shares. Such transactions may be on an in-kind or cash basis, depending on the Fund, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from of $250 to $1,500 per Creation Unit for each Fund regardless of the number of Creation Units that are created or redeemed on the same day, are charged to Authorized Participants. An additional variable fee may be charged for certain transactions. Transaction Fees from certain Creation Unit transactions are received by the Trust and/or Custodian and are used to defray related expenses. These fees are shown as other capital on the Statement of Changes in Net Assets. The Custodian also receives amounts earned on cash collateral provided by Authorized Participants pending delivery of missing deposit securities.

5.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at June 30, 2009 were as follows:

                                                                      GROSS          GROSS      NET UNREALIZED
                                                   IDENTIFIED      UNREALIZED     UNREALIZED     APPRECIATION
                                                      COST        APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                                 --------------   ------------   ------------   --------------
SPDR Barclays Capital 1-3 Month T-Bill ETF....   $  985,968,316    $        --    $    24,508    $    (24,508)
SPDR Barclays Capital TIPS ETF................      343,350,861      1,260,445        115,640       1,144,805
SPDR Barclays Capital Intermediate Term
  Treasury ETF................................      171,375,210        744,433        842,198         (97,765)
SPDR Barclays Capital Long Term Treasury ETF..       19,667,633         53,384         81,740         (28,356)
SPDR Barclays Capital Aggregate Bond ETF......      298,933,154      1,679,326      1,637,027          42,299
SPDR Barclays Capital Municipal Bond ETF......      569,397,923     10,196,371      5,392,616       4,803,755
SPDR Barclays Capital California Muncipal Bond
  ETF.........................................       40,670,581        386,377        979,629        (593,252)
SPDR Barclays Capital New York Municipal Bond
  ETF.........................................       15,500,413        143,709        245,468        (101,759)
SPDR Barclays Capital Short Term Municipal
  Bond ETF....................................      487,101,527      7,545,066        543,660       7,001,406
SPDR DB International Government Inflation-
  Protected Bond ETF..........................      405,258,506      8,039,165     25,098,515     (17,059,350)
SPDR Barclays Capital International Treasury
  Bond ETF....................................    1,087,631,916     13,878,106     19,521,053      (5,642,947)
SPDR Barclays Capital High Yield Bond ETF.....    1,788,064,304     99,466,720     32,013,343      67,453,377
SPDR Barclays Capital Short Term International
  Treasury Bond ETF...........................        9,798,224        496,054         58,467         437,587
SPDR Barclays Capital Intermediate Term Credit
  Bond ETF....................................       26,952,535        584,518         51,137         533,381
SPDR Barclays Capital Long Term Credit Bond
  ETF.........................................        5,930,469        638,418         25,828         612,590
SPDR Barclays Capital Convertible Bond ETF....       42,664,416      1,807,576        603,995       1,203,581
SPDR Barclays Capital Mortgage Backed Bond
  ETF.........................................       10,416,095         12,430         19,098          (6,668)

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


6.  INVESTMENT TRANSACTIONS

For the year ended June 30, 2009, the Trust had in-kind contributions and in-kind redemptions as follows:

                                                                   CONTRIBUTIONS    REDEMPTIONS
                                                                  --------------   ------------
SPDR Barclays Capital 1-3 Month T-Bill ETF......................  $1,297,737,521   $596,183,209
SPDR Barclays Capital TIPS ETF..................................     203,473,675     19,374,088
SPDR Barclays Capital Intermediate Term Treasury ETF............     108,205,460     11,643,803
SPDR Barclays Capital Long Term Treasury ETF....................      33,061,968     28,732,668
SPDR Barclays Capital Aggregate Bond ETF........................      37,201,454      3,092,355
SPDR Barclays Capital Municipal Bond ETF........................       8,308,596      4,225,800
SPDR Barclays Capital California Muncipal Bond ETF..............              --             --
SPDR Barclays Capital New York Municipal Bond ETF...............              --             --
SPDR Barclays Capital Short Term Municipal Bond ETF.............              --      4,201,330
SPDR DB International Government Inflation-Protected Bond ETF...              --             --
SPDR Barclays Capital International Treasury Bond ETF...........              --             --
SPDR Barclays Capital High Yield Bond ETF.......................     942,726,885     30,918,340
SPDR Barclays Capital Short Term International Treasury Bond
  ETF...........................................................              --             --
SPDR Barclays Capital Intermediate Term Credit Bond ETF.........      19,521,117             --
SPDR Barclays Capital Long Term Credit Bond ETF.................              --             --
SPDR Barclays Capital Convertible Bond ETF......................      19,214,844        147,188
SPDR Barclays Capital Mortgage Backed Bond ETF..................              --             --


The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statement of Changes. The table represents the accumulation of the Fund's daily net shareholder transactions while the Statement of Changes reflect gross shareholder transactions including any cash component of the transaction.

For the year ended June 30, 2009, the Trust had purchases and sales of investment securities (excluding short-term securities -- with the exception of short term U.S. Treasury Bills in the case of SPDR Barclays Capital 1-3 Month T-Bill ETF), as follows:

                                                  U.S. GOVERNMENT OBLIGATIONS           OTHER SECURITIES
                                                -------------------------------   ---------------------------
                                                   PURCHASES          SALES         PURCHASES        SALES
                                                --------------   --------------   ------------   ------------
SPDR Barclays Capital 1-3 Month T-Bill ETF....  $5,153,620,258   $5,157,517,595   $         --   $         --
SPDR Barclays Capital TIPS ETF................      45,447,646       34,826,618             --             --
SPDR Barclays Capital Intermediate Term
  Treasury ETF................................      45,041,817       43,689,330             --             --
SPDR Barclays Capital Long Term Treasury ETF..       2,741,027        2,732,845             --             --
SPDR Barclays Capital Aggregate Bond ETF......     774,690,475      732,962,447     22,935,072     15,670,894
SPDR Barclays Capital Municipal Bond ETF......              --               --    318,978,504     12,408,026
SPDR Barclays Capital California Muncipal Bond
  ETF.........................................              --               --     29,778,599      6,341,284
SPDR Barclays Capital New York Municipal Bond
  ETF.........................................              --               --      6,357,430      4,134,901
SPDR Barclays Capital Short Term Municipal
  Bond ETF....................................              --               --    384,460,253     11,760,304
SPDR DB International Government Inflation-
  Protected Bond ETF..........................              --               --    343,424,241    121,804,141
SPDR Barclays Capital International Treasury
  Bond ETF....................................              --               --    688,914,702    354,551,772
SPDR Barclays Capital High Yield Bond ETF.....              --               --    772,466,998    247,651,459
SPDR Barclays Capital Short Term International
  Treasury Bond ETF...........................              --               --     11,813,691      2,917,853
SPDR Barclays Capital Intermediate Term Credit
  Bond ETF....................................              --               --      7,495,866        843,224
SPDR Barclays Capital Long Term Credit Bond
  ETF.........................................              --               --      7,537,290      1,676,762
SPDR Barclays Capital Convertible Bond ETF....              --               --     25,290,706      2,799,924
SPDR Barclays Capital Mortgage Backed Bond
  ETF.........................................              --               --     37,049,284     31,965,739

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


7.  CONCENTRATION OF RISK

The Funds' assets may be concentrated in a particular state or geographic area, or in a particular industry, group of industries or sector. Because each Fund will generally concentrate its investments to approximately the same extent that its index is so concentrated, a Fund may be adversely affected by the performance of bonds of a particular state or geographic area, or in a particular industry, group of industries or sector, and its shares may be subject to increased price volatility. In addition, if a Fund concentrates in a single industry, group of industries or type of instrument, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry, group of industries or type of instrument.

8.  SECURITIES LENDING

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of June 30, 2009 and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds' Statements of Operations, represent the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

9.  SUBSEQUENT EVENTS

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events", adopted by the Funds as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Funds' financial statements through August 25, 2009. Management has determined that there are no material events that would require disclosure in the Fund's financial statement through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Trustees of SPDR(R) Series Trust

We have audited the accompanying statements of assets and liabilities of SPDR(R) Barclays Capital 1-3 Month T-Bill ETF (formerly "SPDR(R) Lehman 1-3 Month T-Bill ETF"), SPDR(R) Barclays Capital TIPS ETF, SPDR(R) Barclays Capital Intermediate Term Treasury ETF (formerly "SPDR(R) Lehman Intermediate Term Treasury ETF"), SPDR(R) Barclays Capital Long Term Treasury ETF (formerly "SPDR(R) Lehman Long Term Treasury ETF"), SPDR(R) Barclays Capital Aggregate Bond ETF (formerly "SPDR(R) Lehman Aggregate Bond ETF"), SPDR(R) Barclays Capital Municipal Bond ETF (formerly "SPDR(R) Lehman Municipal Bond ETF"), SPDR(R) Barclays Capital California Municipal Bond ETF (formerly "SPDR(R) Lehman California Municipal Bond ETF"), SPDR(R) Barclays Capital New York Municipal Bond ETF (formerly "SPDR(R) Lehman New York Municipal Bond ETF"), SPDR(R) Barclays Capital Short Term Municipal Bond ETF (formerly "SPDR(R) Lehman Short Term Municipal Bond ETF"), SPDR(R) DB International Government Inflation-Protected Bond ETF, SPDR(R) Barclays Capital International Treasury Bond ETF (formerly "SPDR(R) Lehman International Treasury Bond ETF"), SPDR(R) Barclays Capital High Yield Bond ETF (formerly "SPDR(R) Lehman High Yield Bond ETF"), SPDR(R) Barclays Capital Short Term International Treasury Bond ETF, SPDR(R) Barclays Capital Intermediate Term Credit Bond ETF, SPDR(R) Barclays Capital Long Term Credit Bond ETF, SPDR(R) Barclays Capital Convertible Bond ETF and SPDR(R) Barclays Capital Mortgage Backed Bond ETF, seventeen of the portfolios (collectively, the "Funds") comprising SPDR(R) Series Trust, including the schedules of investments, as of June 30, 2009, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds of SPDR(R) Series Trust at June 30, 2009, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                                             sig

Boston, Massachusetts
August 25, 2009

SPDR SERIES TRUST
OTHER INFORMATION
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV AS OF JUNE 30, 2009

The following charts are provided to show the frequency at which the daily market price on the NYSE Arca, Inc. ("Exchange"), the secondary market for shares of each Fund, was at a discount or premium to such Fund's daily net asset value ("NAV"). The market price of each Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the Fund's NAV is calculated (referred to as the "Bid/ Offer Midpoint"). Each Fund's Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each Fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

SPDR BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (5/30/07)
  through 6/30/09.......................     2         0          0         0         0          0



SPDR BARCLAYS CAPITAL TIPS ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (5/30/07)
  through 6/30/09.......................    102        43         6         4         0          3



SPDR BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (5/30/07)
  through 6/30/09.......................    17         3          1         5         0          1
                                            --         -          -         -         -          -




SPDR BARCLAYS CAPITAL LONG TERM TREASURY ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (5/30/07)
  through 6/30/09.......................    22         2          0         8         0          0

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (5/30/07)
  through 6/30/09.......................    116        37        30         5         5          6



SPDR BARCLAYS CAPITAL MUNICIPAL BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (9/13/07)
  through 6/30/09.......................    65         5          2        19         7          2



SPDR BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BONDL ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (10/15/07)
  through 6/30/09.......................    75         36        21        39         26        20



SPDR BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (10/15/07)
  through 6/30/09.......................    56         38        23        27         68        82



SPDR BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (10/15/07)
  through 6/30/09.......................    31         3          2        15         6          5



SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (3/19/08)
  through 6/30/09.......................    100        52         6        17         15        13

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

SPDR BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (10/5/07)
  through 6/30/09.......................    96         17         2        17         6          5



SPDR BARCLAYS CAPITAL HGH YIELD BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (12/4/07)
  through 6/30/09.......................    66         94        111       15         4          5



SPDR BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (1/27/09)
  through 6/30/09.......................    17         2          1         4         0          0



SPDR BARCLAYS CAPITAL INTERMEDIATE TERM CREDIT BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (2/11/09)
  through 6/30/09.......................     1         47        48         0         0          0



SPDR BARCLAYS CAPITAL LONG TERM CREDIT BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (3/11/09)
  through 6/30/09.......................    17         15         3         9         8          0



SPDR BARCLAYS CAPITAL CONVERTIBLE BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (4/15/09)
  through 6/30/09.......................    15         19         3         0         0          0

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

SPDR BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (1/27/09)
  through 6/30/09.......................    11         0          0         1         2          0



SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, trustees fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested on January 1, 2009 and held for the six-months ended June 30, 2009.

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds charge transaction fees ranging from $250 to $1,500 per transaction to those persons creating or redeeming Creation Units. Variable transaction fees may also apply. If you buy or sell Shares of the Fund in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees on brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        BEGINNING         ENDING       EXPENSES PAID
                                                      ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
ACTUAL                                                    1/1/09         6/30/09      1/1/09-6/30/09
------                                                -------------   -------------   --------------
SPDR Barclays Capital 1-3 Month T-Bill ETF..........      $1,000        $1,000.70          $0.69
SPDR Barclays Capital TIPS ETF......................       1,000         1,061.00           0.97
SPDR Barclays Capital Intermediate Term Treasury
  ETF...............................................       1,000           975.80           0.69
SPDR Barclays Capital Long Term Treasury ETF........       1,000           881.00           0.65
SPDR Barclays Capital Aggregate Bond ETF............       1,000         1,012.70           0.65
SPDR Barclays Capital Municipal Bond ETF............       1,000         1,049.10           1.02
SPDR Barclays Capital California Municipal Bond
  ETF...............................................       1,000         1,049.40           1.02
SPDR Barclays Capital New York Municipal Bond ETF...       1,000         1,060.00           1.07
SPDR Barclays Capital Short Term Municipal Bond
  ETF...............................................       1,000         1,026.60           1.00
SPDR DB International Government Inflation-Protected
  Bond ETF..........................................       1,000         1,097.00           2.60
SPDR Barclays Capital International Treasury Bond
  ETF...............................................       1,000         1,011.20           2.49
SPDR Barclays Capital High Yield Bond ETF...........       1,000         1,243.60           2.23
SPDR Barclays Capital Short Term International
  Treasury Bond ETF**...............................       1,000         1,062.20           1.70
SPDR Barclays Capital Intermediate Term Credit Bond
  ETF**.............................................       1,000         1,028.60           0.59
SPDR Barclays Capital Long Term Credit Bond ETF**...       1,000         1,127.00           0.49
SPDR Barclays Capital Convertible Bond ETF**........       1,000         1,062.40           0.88
SPDR Barclays Capital Mortgage Backed Bond ETF**....       1,000         1,015.10           0.92



                                                        BEGINNING         ENDING       EXPENSES PAID
                                                      ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
HYPOTHETICAL                                              1/1/09         6/30/09      1/1/09-6/30/09
------------                                          -------------   -------------   --------------
SPDR Barclays Capital 1-3 Month T-Bill ETF..........      $1,000        $1,024.10          $0.70
SPDR Barclays Capital TIPS ETF......................       1,000         1,023.85           0.95
SPDR Barclays Capital Intermediate Term Treasury
  ETF...............................................       1,000         1,024.10           0.70
SPDR Barclays Capital Long Term Treasury ETF........       1,000         1,024.10           0.70
SPDR Barclays Capital Aggregate Bond ETF............       1,000         1,024.15           0.65
SPDR Barclays Capital Municipal Bond ETF............       1,000         1,023.80           1.00
SPDR Barclays Capital California Municipal Bond
  ETF...............................................       1,000         1,023.80           1.00
SPDR Barclays Capital New York Municipal Bond ETF...       1,000         1,023.75           1.05
SPDR Barclays Capital Short Term Municipal Bond
  ETF...............................................       1,000         1,023.80           1.00
SPDR DB International Government Inflation-Protected
  Bond ETF..........................................       1,000         1,022.32           2.51
SPDR Barclays Capital International Treasury Bond
  ETF...............................................       1,000         1,022.32           2.51
SPDR Barclays Capital High Yield Bond ETF...........       1,000         1,022.81           2.01
SPDR Barclays Capital Short Term International
  Treasury Bond ETF**...............................       1,000         1,023.01           1.81
SPDR Barclays Capital Intermediate Term Credit Bond
  ETF**.............................................       1,000         1,024.05           0.75
SPDR Barclays Capital Long Term Credit Bond ETF**...       1,000         1,024.05           0.75
SPDR Barclays Capital Convertible Bond ETF**........       1,000         1,022.81           2.01
SPDR Barclays Capital Mortgage Backed Bond ETF**....       1,000         1,023.80           1.00


* Expenses are equal to the Funds' annualized net expense ratios of 0.14%, 0.19%, 0.14%, 0.14%, 0.13%, 0.20%, 0.20%, 0.21%, 0.20%, 0.50%, 0.50%, 0.40%,
   0.36%, 0.15%, 0.15%, 0.40%, and 0.20% respectively. Expenses are equal to the Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (or since commencement of operations), then divided by 365.

** Actual period is from commencement of operations 1/15/09, 2/10/09, 3/10/09, 4/14/09 and 1/15/09. Hypothetical period is from 1/1/09.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year end June 30, 2009:

Percentage of distributions which qualify for the corporate dividends paid deduction:

                                                                              PERCENTAGE
                                                                              ----------
SPDR Barclays Capital Convertible Bond ETF..................................     13.97%


Qualified Dividend Income: A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2009, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. These amounts are noted below:

                                                                               AMOUNT
                                                                               ------
SPDR Barclays Capital Convertible Bond ETF...................................  21,269


Long term capital gains dividends were paid from the following Funds during the year ended June 30, 2009:

                                                                               AMOUNT
                                                                               ------
SPDR Barclays Capital Long Term Treasury ETF.................................  16,888
SPDR Barclays Capital Aggregate Bond ETF.....................................   8,327


The percentage of distributions paid by the Funds that are tax-exempt income distributions are as follows:

SPDR Barclays Capital Municipal Bond ETF......................................  100%
SPDR Barclays Capital California Municipal Bond ETF...........................  100%
SPDR Barclays Capital New York Municipal Bond ETF.............................  100%
SPDR Barclays Capital Short Term Municipal Bond ETF...........................  100%


FOREIGN TAX CREDIT

The Trust has made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended June 30, 2009, the total amount of foreign taxes that will be passed through are:

                                                                               AMOUNT
                                                                              -------
SPDR Barclays Capital International Treasury Bond ETF.......................  111,491


Amount of foreign source income earned on the following Fund during the year ended June 30, 2009.

                                                                                AMOUNT
                                                                            ----------
SPDR Barclays Capital International Treasury Bond ETF.....................  29,372,594


PROXY VOTING POLICIES

A description of the Trust's proxy voting policies and procedures that are used by the Funds' investment adviser to vote proxies relating to the Funds' portfolio of securities are available (i) without charge, upon request, by calling 1-866-787-2257 (toll free) or (ii) on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov. Information regarding how the investment adviser voted proxies for the prior 12 months ended June 30 is available by August 31 of each year by calling the same number and on the SEC's website, at www.sec.gov, and on the Funds' website at www.spdrs.com.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on the Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, DC. Information on Form N-Q will be available upon request without charge, by calling 1-866-787-2257 (toll free), and on the Funds' website at www.spdrs.com.

APPROVAL OF ADVISORY AGREEMENT

At in-person meetings, the Board of Trustees of the Trust (the "Board") evaluated various proposals related to new series of the Trust, including a proposal to approve the Investment Advisory Agreement (the "Agreement") with respect to SPDR

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------


Barclays Capital Short Term International Treasury Bond ETF, SPDR Barclays Capital Mortgage Backed Bond ETF, SPDR Barclays Capital Intermediate Term Credit Bond ETF, SPDR Barclays Capital Long Term Credit Bond ETF and SPDR Barclays Capital Convertible Bond ETF, each a new fixed income series of the Trust (each a "New ETF"), which commenced operations during the most recent fiscal half-year period covered by this Annual Report. The Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "Independent Trustees") also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by the Adviser and on other materials provided by State Street. In deciding whether to approve the Agreement, the Board considered various factors, including (i) the nature, extent and quality of services to be provided by the Adviser with respect to each New ETF under the Agreement, (ii) costs to the Adviser of its services, and (iii) the extent to which economies of scale would be realized if and as each New ETF grows and whether the fee in the Agreement reflects these economies of scale.

The Board considered the nature, extent and quality of services to be provided by the Adviser. In doing so, they relied on their prior experience with the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser's anticipated responsibilities for managing investment operations of the New ETF, in accordance with each New ETF's investment objective and policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of each New ETF, as an exchange-traded fund ("ETF"), and the experience and expertise of the Adviser with ETFs. The Board considered the background and experience of the Adviser's senior management, including those individuals responsible for portfolio management and compliance of each New ETF. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each New ETFs' compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser's best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser's general knowledge of the investment business and that of its affiliates which make up State Street Global Advisers, with which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world's largest investment management enterprises for indexed products generally and ETFs in particular. The Board also considered the Adviser's experience in managing fixed income ETFs. The Board then determined that the nature, extent and quality of services anticipated to be provided by the Adviser to the Trust were necessary and appropriate.

The Board considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust's brokerage transactions. The Board concluded that, to the extent that the Adviser or its affiliates derives other benefits from a relationship with the Trust, those benefits are not so significant as to cause the Adviser's fees with respect to any New ETF to be excessive.

The Board determined that the Adviser is likely to realize economies of scale in managing the New ETFs as assets grow in size. The Board further determined that such economies of scale are shared with the New ETFs by way of the relatively low advisory fee and unitary fee structure of the Trust, although the Board intends to continue to monitor fees as each New ETF grows in size and assess whether fee breakpoints may be warranted.

The Board evaluated the New ETFs' unitary fee through review of comparative information with respect to fees paid by similar funds -- i.e., ETFs tracking fixed income indexes. The Board reviewed the universe of similar ETFs for the New ETFs based upon data from Lipper Analytical Services and related comparative information for similar ETFs. The Board also reviewed the estimated expense ratio of the New ETF's. The Board used a fund by fund analysis of the data. The Board concluded, based on the information presented, that the New ETFs' fees were fair and reasonable in light of those of direct competitors.

The Board's conclusions in approving the Agreement with respect to each New ETF, including the Independent Trustees voting separately, were as follows: (a) the nature and extent of the services expected to be provided by the Adviser with respect to each New ETF were appropriate; (b) the Adviser's fee for each New ETF and the unitary fee, considered in relation to services expected to be provided, were fair and reasonable; (c) any additional benefits to the Adviser were not of a magnitude materially to affect the Board's conclusions; and (d) fees expected to be paid to the Adviser were expected to share economies of scale with respect to each New ETF by way of the relatively low fee structure of the Trust.

SPDR SERIES TRUST
OTHER INFORMATION
June 30, 2009 (Unaudited)
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS


                                                                        NUMBER
                                                                          OF
                                              TERM OF                   PORTFO-
                                              OFFICE                     LIOS
                                                AND       PRINCIPAL     IN FUND       OTHER
                                    POSI-     LENGTH       OCCUPA-      COMPLEX     DIRECTOR-
                                   TION(S)      OF         TION(S)     OVERSEEN       SHIPS
NAME, ADDRESS                       WITH       TIME      DURING PAST      BY         HELD BY
AND YEAR OF BIRTH                   FUNDS     SERVED       5 YEARS      TRUSTEE      TRUSTEE
-----------------                 --------   --------   ------------   --------   ------------
INDEPENDENT TRUSTEES
FRANK NESVET                      Indepen-   Unlim-     Chief             92      SPDR Index
  c/o SPDR Series Trust           dent       ited       Executive                 Shares Funds
  State Street Financial Center   Trustee,   Elected:   Officer,                  (Trustee).
  One Lincoln Street              Chairman   Septem-    Libra Group,
  Boston, MA 02111-2900                      ber 2000   Inc. (1998-
  1943                                                  present)(a
                                                        financial
                                                        services
                                                        consulting
                                                        company).
HELEN F. PETERS                   Indepen-   Unlim-     Professor of      92      Federal Home
  c/o SPDR Series Trust           dent       ited       Finance,                  Loan Bank of
  State Street Financial Center   Trustee,   Elected:   Carroll                   Boston
  One Lincoln Street              Chair of   Septem-    School of                 (Director);
  Boston, MA 02111-2900           Audit      ber 2000   Management,               BJ's
  1948                            Commit-               Boston                    Wholesale
                                  tee                   College                   Clubs
                                                        (2003-                    (Director);
                                                        present);                 SPDR Index
                                                        Dean, Boston              Shares Funds
                                                        College                   (Trustee);
                                                        (August                   Eaton Vance
                                                        2000-2003).               Funds
                                                                                  (Trustee).
DAVID M. KELLY                    Indepen-   Unlim-     Retired.          92      Chicago
  c/o SPDR Series Trust           dent       ited                                 Stock
  State Street Financial Center   Trustee    Elected:                             Exchange
  One Lincoln Street                         Septem-                              (Public
  Boston, MA 02111-2900                      ber 2000                             Governor/
  1938                                                                            Director);
                                                                                  Penson
                                                                                  Worldwide
                                                                                  Inc.
                                                                                  (Director);
                                                                                  SPDR Index
                                                                                  Shares Funds
                                                                                  (Trustee).
INTERESTED TRUSTEE

JAMES E. ROSS*                    Inter-     Unlim-     President,        123     SPDR Index
  SSgA Funds Management, Inc.     ested      ited       SSgA Funds                Shares Funds
  State Street Financial Center   Trustee,   Elected    Management,               (Trustee);
  One Lincoln Street              Presi-     Presi-     Inc. (2005-               Select
  Boston, MA 02111                dent       dent:      present);                 Sector SPDR
  1965                                       May        Principal,                Trust
                                             2005,      SSgA Funds                (Trustee);
                                             elected    Management,               State Street
                                             Trustee:   Inc. (2001-               Master Funds
                                             November   present);                 (Trustee);
                                             2005       Senior                    and State
                                                        Managing                  Street
                                                        Director,                 Institu-
                                                        State Street              tional
                                                        Global                    Investment
                                                        Advisors                  Trust
                                                        (2006-                    (Trustee).
                                                        present);
                                                        Principal,
                                                        State Street
                                                        Global
                                                        Advisors
                                                        (2000-2006).



* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
June 30, 2009 (Unaudited)
--------------------------------------------------------------------------------


                                                         TERM OF                   PRINCIPAL
                                                        OFFICE AND               OCCUPATION(S)
NAME, ADDRESS                          POSITION(S)      LENGTH OF                 DURING PAST
AND DATE OF BIRTH                      WITH FUNDS      TIME SERVED                  5 YEARS
-----------------                    --------------   -------------   -----------------------------------
OFFICERS
ELLEN M. NEEDHAM                     Vice President   Unlimited       Principal, SSgA Funds Management,
  SSgA Funds Management, Inc.                         Elected:        Inc. (1992-present)*; Managing
  State Street Financial Center                       March 2008      Director, State Street Global
  One Lincoln Street Boston, MA                                       Advisors (1992 to present)*
  02111
  1967
MICHAEL P. RILEY                     Vice President   Unlimited       Principal, State Street Global
  SSgA Funds Management, Inc.                         Elected:        Advisors (2005-present); Assistant
  State Street Financial Center                       February 2005   Vice President, State Street Bank
  One Lincoln Street Boston, MA                                       and Trust Company (2000-2004).
  02111
  1969
GARY L. FRENCH                       Treasurer        Unlimited       Senior Vice President, State Street
  State Street Bank and Trust                         Elected:        Bank and Trust Company (2002-
  Company                                             May 2005        present).
  Two Avenue de Lafayette Boston,
  MA 02111
  1951
MATTHEW FLAHERTY                     Assistant        Unlimited       Assistant Vice President, State
  State Street Bank and Trust        Treasurer        Elected:        Street Bank and Trust (1994-
  Company                                             May 2005        present).*
  Two Avenue de Lafayette
  Boston, MA 02111
  1971
CHAD C. HALLETT                      Assistant        Unlimited       Vice President, State Street Bank
  State Street Bank and Trust        Treasurer        Elected:        and Trust Company (2001-present).*
  Company                                             May 2006
  Two Avenue de Lafayette
  Boston, MA 02111
  1969


* Served in various capacities during noted time period.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
June 30, 2009 (Unaudited)
--------------------------------------------------------------------------------


                                                            TERM OF                  PRINCIPAL
                                                           OFFICE AND              OCCUPATION(S)
NAME, ADDRESS                          POSITION(S)         LENGTH OF                DURING PAST
AND DATE OF BIRTH                       WITH FUNDS        TIME SERVED                 5 YEARS
-----------------                  -------------------   -------------   ---------------------------------
LAURA F. HEALY                     Assistant Treasurer   Unlimited       Vice President, State Street Bank
  State Street Bank and Trust                            Elected:        and Trust Company (2002-
  Company                                                November 2007   present).*
  Two Avenue de Lafayette
  Boston, MA 02111
  1964
RYAN M. LOUVAR                     Secretary             Unlimited       Vice President and Senior
  State Street Bank and Trust                            Elected:        Counsel, State Street Bank and
  Company                                                August 2008     Trust Company (2005- present)*;
  Four Copley Place, CPH0326                                             Counsel, BISYS Group, Inc. (2000-
  Boston, MA 02116                                                       2005) (a financial services
  1972                                                                   company).
MARK E. TUTTLE                     Assistant Secretary   Unlimited       Vice President and Counsel, State
  State Street Bank and Trust                            Elected:        Street Bank and Trust Company
  Company                                                August 2007     (2007-present)*; Assistant
  Four Copley Place, CPH0326                                             Counsel, BISYS Group, Inc. (2005-
  Boston, MA 02116                                                       2007)*; (a financial services
  1970                                                                   company); Sole Practitioner, Mark
                                                                         E. Tuttle Attorney at Law (2004-
                                                                         2005).
JULIE B. PIATELLI                  Chief Compliance      Unlimited       Principal and Senior Compliance
  SSgA Funds Management, Inc.      Officer               Elected:        Officer, SSgA Funds Management,
  State Street Financial Center                          August 2007     Inc. (2004-present); Vice
  One Lincoln Street Boston, MA                                          President, State Street Global
  02111                                                                  Advisors (2004-present); Senior
  1967                                                                   Manager, PricewaterhouseCoopers,
                                                                         LLP (1999-2004).


* Served in various capacities during noted time period.

Additional information regarding the Trustees is available in the Trust's statement of additional information which is available upon request without charge, by calling 1-866-787-2257 (toll free), and on the Funds' website at www.spdrs.com.

THE SPDR(R) FAMILY OF EXCHANGE TRADED FUNDS

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. PLEASE CALL 1-866-787-2257 TO OBTAIN A PROSPECTUS FOR ANY SPDR ETF. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND RISK FACTORS THAT SHOULD BE CAREFULLY CONSIDERED TO DETERMINE IF THE FUND(S) ARE AN APPROPRIATE INVESTMENT FOR YOU. READ THE PROSPECTUS(ES) CAREFULLY BEFORE INVESTING. INVESTING INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

SPDR SERIES TRUST
SPDR Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR Dow Jones Large Cap Growth ETF (ELG)
SPDR Dow Jones Large Cap Value ETF (ELV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR Dow Jones Mid Cap Growth ETF (EMG)
SPDR Dow Jones Mid Cap Value ETF (EMV)
SPDR Dow Jones Small Cap ETF (DSC)
SPDR Dow Jones Small Cap Growth ETF (DSG)
SPDR Dow Jones Small Cap Value ETF (DSV)
SPDR DJ Global Titans ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR KBW Bank ETF (KBE)
SPDR KBW Capital Markets ETF (KCE)
SPDR KBW Insurance ETF (KIE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR KBW Regional Banking ETF (KRE)
SPDR KBW Mortgage Finance ETF (KME)
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)
SPDR Barclays Capital TIPS ETF (IPE)
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)
SPDR Barclays Capital Long Term Treasury ETF (TLO)
SPDR Barclays Capital Aggregate Bond ETF (LAG)
SPDR Barclays Capital Municipal Bond ETF (TFI)
SPDR Barclays Capital California Municipal Bond ETF (CXA)
SPDR Barclays Capital New York Municipal Bond ETF (INY)
SPDR Barclays Capital Short Term Municipal Bond ETF (SHM)
SPDR DB International Government Inflation-Protected Bond ETF (WIP) SPDR Barclays Capital International Treasury Bond ETF (BWX)
SPDR Barclays Capital High Yield Bond ETF (JNK)
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ) SPDR Barclays Capital Intermediate Term Credit Bond ETF (ITR)
SPDR Barclays Capital Long Term Credit Bond ETF (LWC)
SPDR Barclays Capital Convertible Bond ETF (CWB)
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)

SPDR INDEX SHARES FUNDS
SPDR DJ STOXX 50 ETF (FEU)
SPDR DJ EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF (GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)

SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR Dow Jones International Real Estate ETF (RWX)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

DIAMONDS TRUST, SERIES 1 (DIA)

SPDR TRUST, SERIES 1 (SPY)

THE SELECT SECTOR SPDR TRUST

The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust and SPDR Index Shares Funds. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR Trust and DIAMONDS Trust, both unit investment trusts; and all investment portfolios of The Select Sector SPDR Trust.

SPDR SERIES TRUST

TRUSTEES

David M. Kelly
Frank Nesvet
Helen F. Peters
James E. Ross

OFFICERS

James E. Ross, President
Ellen M. Needham, Vice President
Michael P. Riley, Vice President
Gary L. French, Treasurer
Matthew W. Flaherty, Assistant Treasurer
Chad C. Hallett, Assistant Treasurer
Laura F. Healy, Assistant Treasurer
Ryan M. Louvar, Secretary
Mark E. Tuttle, Assistant Secretary
Julie B. Piatelli, Chief Compliance Officer

INVESTMENT MANAGER
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR
State Street Global Markets, LLC
One Lincoln Street
Boston, MA 02111

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

LEGAL COUNSEL
Morgan, Lewis and Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Fund shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC is a member of FINRA and SIPC.

THE INFORMATION CONTAINED IN THIS REPORT IS INTENDED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE TRUST. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT TRUST PROSPECTUS WHICH CONTAINS IMPORTANT INFORMATION CONCERNING THE TRUST. YOU MAY OBTAIN A CURRENT PROSPECTUS AND SAI FROM THE DISTRIBUTOR BY CALLING 1-866-787-2257 OR VISITING WWW.SPDRS.COM PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

State Street Global Advisors
State Street Financial Center
One Lincoln Street
Boston, MA 02111

The investment return and principal value of an investment in the Funds will fluctuate in value, so that when shares are sold or redeemed they may be worth more or less than when they were purchased.

ETFs trade like stocks, are subject to investment risk and will fluctuate in market value.

Bond funds contain interest rate risk (as interest rates rise bond prices usually fall); the risk of issuer default; and inflation risk.

The "SPDR" trademark is used under license from The McGraw-Hill Companies, Inc. ("McGraw-Hill"). No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by McGraw Hill. Standard & Poor's(R), S&P(R), SPDR(R), S&P 500(R) and Select Sector SPDRs(R) are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by State Street Bank and Trust Company.

In general, Fund shares can be expect to move up or down in value with the value of the applicable index. Although Fund shares may be bought and sold on the exchange through any brokerage account, Fund shares are not individually redeemable from the Fund. Investors may directly acquire shares of the Funds and tender them for redemption in Creation Unit Aggregations only. Please see the prospectus for more details.

"Barclays Capital" is a trademark of Barclays Capital, the investment banking division of Barclays Bank PLC ("Barclays Capital") and is used by State Street Global Advisors under license. Barclays Capital compiles, maintains and owns rights in and to the Barclays U.S. Government Inflation-linked Bond Index. The SPDR Barclays Capital ETFs are not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital or one of its affiliated entities may act as an Authorized Participant and/or as an initial purchaser of shares of the SPDR Barclays Capital ETFs. Barclays Capital makes no representation regarding the advisability of investing in the SPDR Barclays Capital ETFs or use of any Barclays Index or any data included therein.

Barclays Capital is a trademark of Barclays Capital, the investment banking division of Barclays Bank PLC ("Barclays Capital") and has been licensed for use in connection with the listing and trading of the SPDR Barclays Capital ETFs. The products are not sponsored by, endorsed, sold or promoted by Barclays Capital and Barclays Capital makes no representation regarding the advisability of investing in them.

"Deutsche Bank" and "DB Global Government ex-US Inflation-Linked Bond Capped IndexSM" are reprinted with permission. (C)Copyright 2008 Deutsche Bank AG. All rights reserved. "Deutsche Bank" and DB Global Government ex-US Inflation-Linked Bond Capped IndexSM are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by State Street Global Advisors. The SPDR DB International Government Inflation-Protected Bond is not sponsored, endorsed, sold or promoted by Deutsche Bank AG. Deutsche Bank AG, as Index Provider, makes no representation, express or implied, regarding the advisability of investing in this product.

Please read the prospectus carefully before you invest or send money.

(C) 2009 State Street Corporation SPDR FIAR

For more complete information, please call 866.787.2257 or visit www.spdrs.com today

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust's Board of Trustees (the "Board") has determined that the Trust has at least one "audit committee financial expert" as defined in Item 3 of Form N-CSR serving on its Audit Committee. Frank Nesvet is an "audit committee financial expert" and is "independent" as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

For the fiscal years ending June 30, 2009 and June 30, 2008, the aggregate audit fees billed for professional services rendered by the principal accountant were $495,080 and $437,000, respectively. Audit fees include the performance of the annual audits, security counts performed during the course of the year for each series of the registrant and routine regulatory filings (one for each SEC registrant). The amount provided for 2009 aggregate audit fees is an estimate provided by the principal accountant.

(b) Audit-Related Fees.

For the fiscal years ending June 30, 2009 and June 30, 2008, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ending June 30, 2009 and June 30, 2008, the aggregate tax fees billed for professional services rendered by the principal accountant were $362,120 and $312,740, respectively. Tax fees represent services related to the review of year-end distribution requirements, as well as the review and signing as preparer of all federal, state and excise income tax returns for the series of the registrant. The amount provided for 2009 aggregate tax fees is an estimate provided by the principal accountant.

(d) All Other Fees.

There were no other fees billed by the principal accountant for the fiscal years ending June 30, 2009 and June 30, 2008.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant's Audit Committee Charter states the following with respect to pre-approval procedures:

     Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

          a. The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee's responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

          b. De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

          c. Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors' engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

          d. Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through
(d) of this Item were approved by the registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed for by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser were as follows:

                                      FY 2009         FY 2008
                                   (in millions)   (in millions)
                                   -------------   -------------
Non audit services billed to:
   Registrant:                     See Item 4(c)   See Item 4(c)
   Investment Adviser:                     --              --
Other entities in the Investment
   Company Complex (1)(2):
   Audit Related Fees                    $2.6            $1.4
   Tax Fees                               5.0             4.0
   All Other Fees                         0.4              --

----------
(1)  Information is for the calendar year 2008 and 2007, respectively.

(2) Audit-Related Fees consisted principally of employee benefit plan and non-statutory audits, audits of certain foreign-sponsored mutual funds, due diligence procedures and reports on the processing of transactions by servicing organizations. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees consisted of advisory services related to the BASEL II capital adequacy framework.

(h) Not applicable.

ITEM 5. DISCLOSURE OF AUDIT COMMITTEES FOR LISTED COMPANIES.

The registrant has an audit committee which was established by the Board of Trustees of the Trust in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant's audit committee are Frank Nesvet, David Kelly and Helen Peters.

ITEM 6. SCHEDULE OF INVESTMENTS.

A Schedule of Investments for each series of the Registrant, except for those series set forth below, is included as a part of the semi-annual reports to shareholders filed under Item 1 of this Form N-CSR.

The Schedule of Investments for the following series of the Registrant is set forth below:

SPDR(R) Dow Jones Total Market ETF
SPDR(R) Dow Jones Large Cap ETF
SPDR(R) Dow Jones Large Cap Growth ETF
SPDR(R) Dow Jones Large Cap Value ETF
SPDR(R) Dow Jones Mid Cap ETF
SPDR(R) Dow Jones Mid Cap Growth ETF
SPDR(R) Dow Jones Mid Cap Value ETF
SPDR(R) Dow Jones Small Cap ETF
SPDR(R) Dow Jones Small Cap Growth ETF
SPDR(R) Dow Jones Small Cap Value ETF

SPDR DOW JONES TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
COMMON STOCKS -- 99.6%
AEROSPACE & DEFENSE -- 2.3%
BE Aerospace, Inc. (a)........      3,186   $     45,751
Boeing Co. ...................     10,823        459,977
Ceradyne, Inc. (a)............        551          9,731
General Dynamics Corp. .......      5,000        276,950
Goodrich Corp. ...............      2,997        149,760
Honeywell International,
  Inc. .......................     11,059        347,253
ITT Corp. ....................      3,696        164,472
L-3 Communications Holdings,
  Inc. .......................      2,280        158,186
Lockheed Martin Corp. ........      5,144        414,864
Northrop Grumman Corp. .......      5,766        263,391
Precision Castparts Corp. ....      1,950        142,408
Raytheon Co. .................      7,259        322,517
Rockwell Collins, Inc. .......      3,610        150,645
Taser International, Inc.
  (a).........................      1,030          4,697
United Technologies Corp. ....     13,879        721,153
                                            ------------
                                               3,631,755
                                            ------------
AIR FREIGHT & LOGISTICS -- 0.7%
C.H. Robinson Worldwide,
  Inc. .......................      2,621        136,685
Expeditors International
  Washington, Inc. ...........      3,410        113,690
FedEx Corp. ..................      4,737        263,472
Forward Air Corp. (b).........      3,751         79,971
United Parcel Service, Inc.
  (Class B)...................      9,924        496,101
UTI Worldwide, Inc. (a).......      3,718         42,385
                                            ------------
                                               1,132,304
                                            ------------
AIRLINES -- 0.1%
AMR Corp. (a)(b)..............      5,300         21,306
Continental Airlines, Inc.
  (Class B) (a)(b)............      2,243         19,873
Delta Air Lines, Inc. (a).....      9,767         56,551
JetBlue Airways Corp. (a)(b)..      5,521         23,575
Southwest Airlines Co. .......     11,981         80,632
UAL Corp. (a)(b)..............      2,587          8,252
US Airways Group, Inc.
  (a)(b)......................      3,061          7,438
                                            ------------
                                                 217,627
                                            ------------
AUTO COMPONENTS -- 0.3%
BorgWarner, Inc. (b)..........      1,326         45,283
Gentex Corp. (b)..............      5,851         67,872
Johnson Controls, Inc. (b)....     10,398        225,844
Modine Manufacturing Co. .....      3,461         16,613
The Goodyear Tire & Rubber Co.
  (a).........................      5,496         61,885
WABCO Holdings, Inc. .........      1,624         28,745
                                            ------------
                                                 446,242
                                            ------------
AUTOMOBILES -- 0.2%
Ford Motor Co. (a)(b).........     49,202        298,656
Harley-Davidson, Inc. (b).....      4,930         79,915
Thor Industries, Inc. ........        573         10,526
                                            ------------
                                                 389,097
                                            ------------
BEVERAGES -- 2.2%
Central European Distribution
  Corp. (a)(b)................        751         19,954
Coca-Cola Enterprises, Inc. ..      6,269        104,379
Constellation Brands, Inc.
  (Class A) (a)...............      4,474         56,730
Dr. Pepper Snapple Group, Inc.
  (a).........................      4,186         88,701
Hansen Natural Corp. (a)(b)...      1,313         40,467
Molson Coors Brewing Co.
  (Class B)...................      2,338         98,968
PepsiCo, Inc. ................     24,487      1,345,806
The Coca-Cola Co. ............     33,288      1,597,491
The Pepsi Bottling Group,
  Inc. .......................      3,885        131,468
                                            ------------
                                               3,483,964
                                            ------------
BIOTECHNOLOGY -- 2.2%
Acorda Therapeutics, Inc.
  (a)(b)......................      1,093         30,812
Alexion Pharmaceuticals, Inc.
  (a).........................      1,341         55,142
Alkermes, Inc. (a)............      2,625         28,403
Alnylam Pharmaceuticals, Inc.
  (a)(b)......................      1,204         26,813
Amgen, Inc. (a)...............     17,032        901,674
Amylin Pharmaceuticals, Inc.
  (a)(b)......................      2,774         37,449
AVI BioPharma, Inc. (a)(b)....      5,409          8,546
Biogen Idec, Inc. (a).........      4,977        224,712
BioMarin Pharmaceutical, Inc.
  (a)(b)......................      2,111         32,953
Celgene Corp. (a).............      7,724        369,516
Cephalon, Inc. (a)............      1,457         82,539
Chelsea Therapeutics
  International, Inc. (a).....      7,488         31,524
Cubist Pharmaceuticals, Inc.
  (a).........................      1,431         26,230
Dendreon Corp. (a)(b).........      1,700         42,245
Facet Biotech Corp. (a).......      3,854         35,804
Genzyme Corp. (a).............      4,408        245,393
Gilead Sciences, Inc. (a).....     14,956        700,539
Human Genome Sciences, Inc.
  (a)(b)......................      6,763         19,342
InterMune, Inc. (a)(b)........        515          7,828
Isis Pharmaceuticals, Inc.
  (a)(b)......................      2,290         37,785
Martek Biosciences Corp. (b)..      1,064         22,504
Medarex, Inc. (a)(b)..........      4,157         34,711
Medivation, Inc. (a)(b).......      1,545         34,623
Myriad Genetics, Inc. (a).....      1,539         54,865
Myriad Pharmaceuticals (a)....        385          1,790
Neurocrine Biosciences, Inc.
  (a).........................      2,151          6,948
Novavax, Inc. (a)(b)..........      3,947         12,946
Onyx Pharmaceuticals, Inc.
  (a).........................      1,017         28,740
OSI Pharmaceuticals, Inc.
  (a)(b)......................      1,225         34,582
PDL BioPharma, Inc. (b).......      3,913         30,913
Pharmasset, Inc. (a)(b).......        408          4,590
SIGA Technologies, Inc.
  (a)(b)......................      8,734         73,715
Spectrum Pharmaceuticals, Inc.
  (a)(b)......................      3,420         26,163
StemCells, Inc. (a)(b)........      5,881          9,998
Vertex Pharmaceuticals, Inc.
  (a).........................      2,272         80,974
                                            ------------
                                               3,403,311
                                            ------------
BUILDING PRODUCTS -- 0.1%
Masco Corp. (b)...............      6,548         62,730
Quanex Building Products
  Corp. ......................        618          6,934
Simpson Manufacturing Co.,
  Inc. (b)....................      1,550         33,511
USG Corp. (a)(b)..............      1,163         11,711
                                            ------------
                                                 114,886
                                            ------------
CAPITAL MARKETS -- 2.7%
Affiliated Managers Group,
  Inc. (a)(b).................        738         42,944
Ameriprise Financial, Inc. ...      3,624         87,954
BlackRock, Inc. (b)...........        288         50,521
Diamond Hill Investment Group,
  Inc. (a)(b).................        136          5,464
E*TRADE Financial Corp.
  (a)(b)......................      9,457         12,105
Eaton Vance Corp. (b).........      2,102         56,228
Federated Investors, Inc.
  (Class B) (b)...............        984         23,705
Franklin Resources, Inc. .....      2,570        185,066
International Assets Holding
  Corp. (a)(b)................      2,909         43,257
Invesco, Ltd. ................      6,294        112,159
Janus Capital Group, Inc. ....      6,050         68,970


See accompanying notes to financial statements.

SPDR DOW JONES TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
Jefferies Group, Inc. (a).....      2,351   $     50,147
KBW, Inc. (a).................        852         24,504
Knight Capital Group, Inc.
  (Class A) (a)...............        765         13,043
Legg Mason, Inc. (b)..........      3,236         78,894
Morgan Stanley................     18,306        521,904
Northern Trust Corp. .........      3,678        197,435
Raymond James Financial, Inc.
  (b).........................      1,806         31,081
SEI Investments Co. ..........      5,751        103,748
State Street Corp. (c)........      7,122        336,158
T. Rowe Price Group, Inc.
  (b).........................      3,953        164,722
TD Ameritrade Holding Corp.
  (a).........................      4,368         76,615
The Bank of New York Mellon
  Corp. ......................     18,126        531,273
The Blackstone Group LP.......        100          1,054
The Charles Schwab Corp. .....     16,046        281,447
The Goldman Sachs Group,
  Inc. .......................      7,002      1,032,375
Waddell & Reed Financial, Inc.
  (Class A)...................      3,216         84,806
                                            ------------
                                               4,217,579
                                            ------------
CHEMICALS -- 1.9%
Air Products & Chemicals,
  Inc. .......................      3,125        201,844
Airgas, Inc. .................      1,291         52,324
Ashland, Inc. ................      1,770         49,648
Cabot Corp. ..................      2,038         25,638
Calgon Carbon Corp. (a)(b)....      1,749         24,294
Celanese Corp. (Series A).....      2,980         70,775
CF Industries Holdings,
  Inc. .......................        954         70,730
E. I. du Pont de Nemours &
  Co. ........................     14,736        377,536
Eastman Chemical Co. .........      2,198         83,304
Ecolab, Inc. .................      3,946        153,855
FMC Corp. ....................      1,225         57,942
Monsanto Co. .................      8,942        664,748
Nalco Holding Co. ............      3,659         61,618
PPG Industries, Inc. .........      3,184        139,778
Praxair, Inc. ................      5,542        393,870
Sigma-Aldrich Corp. ..........      1,730         85,739
Terra Industries, Inc. .......      1,956         47,374
The Dow Chemical Co. .........     16,227        261,904
The Mosaic Co. ...............      2,480        109,864
                                            ------------
                                               2,932,785
                                            ------------
COMMERCIAL BANKS -- 2.8%
Arrow Financial Corp. (b).....      4,369        117,963
Bank of Hawaii Corp. (b)......        835         29,918
BB&T Corp. ...................      9,063        199,205
CapitalSource, Inc. ..........      1,778          8,677
Capitol Bancorp, Ltd. (b).....      3,192          8,459
Cathay General Bancorp (b)....      1,166         11,089
Centerstate Banks of Florida,
  Inc. (b)....................      2,374         17,615
Citizens Republic Bancorp,
  Inc. (a)(b).................      4,680          3,323
Columbia Banking System, Inc.
  (b).........................      4,551         46,557
Comerica, Inc. ...............      1,814         38,366
CVB Financial Corp. (b).......      7,152         42,697
F.N.B. Corp. (b)..............      6,473         40,068
Farmers Capital Bank Corp.
  (b).........................      2,102         52,907
Fifth Third Bancorp...........      8,645         61,380
First Bancorp- North Carolina
  (b).........................      2,674         41,928
First Commonwealth Financial
  Corp. (b)...................      6,354         40,284
First Horizon National Corp.
  (a)(b)......................      3,691         44,287
First Merchants Corp. (b).....      5,115         41,073
Horizon Financial Corp. (b)...      3,709          4,117
Huntington Bancshares, Inc. ..      6,016         25,147
Independent Bank
  Corp. -- Massachusetts (b)..      3,538         69,699
Integra Bank Corp. ...........      3,335          3,835
International Bancshares Corp.
  (b).........................      1,574         16,228
Keycorp.......................      5,908         30,958
Lakeland Financial Corp. .....      4,893         92,967
M&T Bank Corp. (b)............      1,254         63,866
Marshall & Ilsley Corp. (b)...      3,470         16,656
National Penn Bancshares, Inc.
  (b).........................      7,047         32,487
Old National Bancorp (b)......      1,364         13,394
PacWest Bancorp (b)...........      1,912         25,162
PNC Financial Services Group,
  Inc. .......................      5,929        230,105
Popular, Inc. (b).............      3,746          8,241
Regions Financial Corp. (b)...     12,402         50,104
Renasant Corp. (b)............      5,962         89,549
Sandy Spring Bancorp, Inc.
  (b).........................      3,584         52,685
Simmons First National
  Corp. ......................      3,664         97,902
StellarOne Corp. (b)..........      6,269         81,184
SunTrust Banks, Inc. .........      5,846         96,167
Susquehanna Bancshares, Inc.
  (b).........................      6,162         30,132
Synovus Financial Corp. (b)...      1,511          4,518
The Colonial BancGroup, Inc.
  (b).........................      2,004          1,242
Trustmark Corp. (b)...........      1,301         25,135
U.S. Bancorp..................     26,882        481,725
UCBH Holdings, Inc. (b).......      5,293          6,669
Umpqua Holdings Corp. (b).....      5,455         42,331
United Bankshares, Inc. (b)...      1,003         19,599
United Community Banks, Inc.
  (a)(b)......................      3,977         23,822
Wells Fargo & Co. ............     72,181      1,751,111
Zions Bancorporation (b)......      2,063         23,848
                                            ------------
                                               4,356,381
                                            ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
Avery Dennison Corp. .........      2,554         65,587
Cintas Corp. .................      3,501         79,963
Courier Corp. ................      3,027         46,192
Covanta Holding Corp. (a)(b)..      2,485         42,146
Ennis, Inc. ..................      6,021         75,022
Herman Miller, Inc. ..........      3,289         50,453
Iron Mountain, Inc. (a)(b)....      4,369        125,609
Kimball International, Inc.
  (Class B)...................      6,009         37,496
Pitney Bowes, Inc. ...........      4,219         92,523
R.R. Donnelley & Sons Co. ....      5,349         62,155
Republic Services, Inc. ......      4,551        111,090
Stericycle, Inc. (a)..........      1,204         62,042
Waste Connections, Inc. (a)...      1,617         41,896
Waste Management, Inc. .......      7,956        224,041
                                            ------------
                                               1,116,215
                                            ------------
COMMUNICATIONS EQUIPMENT -- 2.7%
3Com Corp. (a)................     19,332         91,054
ADC Telecommunications, Inc.
  (a)(b)......................      3,881         30,893
Arris Group, Inc. (a).........      4,302         52,312
Avocent Corp. (a).............        835         11,656
Brocade Communications
  Systems, Inc. (a)...........      4,546         35,550
CIENA Corp. (a)(b)............      3,737         38,678
Cisco Systems, Inc. (a).......     93,603      1,744,760
CommScope, Inc. (a)(b)........      2,030         53,308
Comtech Telecommunications
  Corp. (a)(b)................        867         27,640
EchoStar Corp. (Class A) (a)..      1,035         16,498


See accompanying notes to financial statements.

SPDR DOW JONES TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
Emulex Corp. (a)..............        600   $      5,868
F5 Networks, Inc. (a)(b)......      1,635         56,555
Finisar Corp. (a)(b)..........      6,240          3,557
Harmonic, Inc. (a)............      2,391         14,083
Harris Corp. .................      3,038         86,158
Harris Stratex Networks, Inc.
  (Class A) (a)...............        754          4,886
InterDigital, Inc. (a)........      1,281         31,307
JDS Uniphase Corp. (a)........      5,366         30,693
Juniper Networks, Inc. (a)....      9,715        229,274
Motorola, Inc. ...............     36,930        244,846
Palm, Inc. (a)(b).............      3,203         53,074
Phazar Corp. (a)..............      1,452          4,283
Plantronics, Inc. ............        835         15,790
Polycom, Inc. (a)(b)..........      1,947         39,466
QUALCOMM, Inc. ...............     26,481      1,196,941
Riverbed Technology, Inc.
  (a)(b)......................        600         13,914
Tellabs, Inc. (a).............     10,666         61,116
                                            ------------
                                               4,194,160
                                            ------------
COMPUTERS & PERIPHERALS -- 4.7%
Apple, Inc. (a)...............     14,460      2,059,538
Avid Technology, Inc. (a).....      1,397         18,734
Dell, Inc. (a)................     28,953        397,525
EMC Corp. (a).................     33,133        434,042
Hewlett-Packard Co. ..........     39,679      1,533,593
Icad, Inc. (a)................      7,489          9,736
International Business
  Machines Corp. .............     20,516      2,142,281
Lexmark International, Inc.
  (Class A) (a)(b)............      1,769         28,039
NCR Corp. (a).................      3,893         46,054
NetApp, Inc. (a)..............      6,814        134,372
Novatel Wireless, Inc. (a)....      1,547         13,954
QLogic Corp. (a)..............      4,860         61,625
SanDisk Corp. (a).............      5,228         76,799
Seagate Technology............      8,474         88,638
Sun Microsystems, Inc. (a)....     14,022        129,283
Teradata Corp. (a)(b).........      3,557         83,340
Western Digital Corp. (a).....      4,856        128,684
                                            ------------
                                               7,386,237
                                            ------------
CONSTRUCTION & ENGINEERING -- 0.3%
Aecom Technology Corp. (a)....      1,421         45,472
EMCOR Group, Inc. (a).........      1,384         27,846
Fluor Corp. ..................      3,191        163,666
Jacobs Engineering Group, Inc.
  (a).........................      2,105         88,600
KBR, Inc. ....................      2,610         48,128
Quanta Services, Inc. (a).....      3,107         71,865
The Shaw Group, Inc. (a)......      1,500         41,115
URS Corp. (a).................      1,339         66,307
                                            ------------
                                                 552,999
                                            ------------
CONSTRUCTION MATERIALS -- 0.1%
Eagle Materials, Inc. ........      1,386         34,983
Headwaters, Inc. (a)(b).......        618          2,076
Martin Marietta Materials,
  Inc. (b)....................        986         77,776
Vulcan Materials Co. .........      1,954         84,217
                                            ------------
                                                 199,052
                                            ------------
CONSUMER FINANCE -- 0.5%
American Express Co. .........     16,769        389,712
AmeriCredit Corp. (a).........      3,913         53,021
Capital One Financial Corp.
  (b).........................      7,209        157,733
Discover Financial Services...      7,633         78,391
SLM Corp. (a)(b)..............      8,386         86,124
                                            ------------
                                                 764,981
                                            ------------
CONTAINERS & PACKAGING -- 0.3%
Crown Holdings, Inc. (a)......      4,345        104,888
Myers Industries, Inc. .......        566          4,709
Owens-Illinois, Inc. (a)......      3,575        100,136
Pactiv Corp. (a)..............      4,154         90,142
Sealed Air Corp. .............      4,865         89,759
Temple-Inland, Inc. (b).......      2,427         31,842
                                            ------------
                                                 421,476
                                            ------------
DISTRIBUTORS -- 0.1%
Genuine Parts Co. ............      1,476         49,535
LKQ Corp. (a)(b)..............      3,027         49,794
                                            ------------
                                                  99,329
                                            ------------
DIVERSIFIED CONSUMER SERVICES -- 0.4%
Apollo Group, Inc. (a)........      2,478        176,235
Capella Education Co. (a)(b)..        765         45,862
Career Education Corp. (a)....      2,720         67,701
Corinthian Colleges, Inc.
  (a)(b)......................      2,090         35,384
DeVry, Inc. ..................      1,059         52,992
H&R Block, Inc. ..............      5,303         91,371
ITT Educational Services, Inc.
  (a)(b)......................        851         85,662
Service Corp. International...     11,308         61,968
Sotheby's (b).................      1,139         16,071
Strayer Education, Inc. ......        296         64,560
                                            ------------
                                                 697,806
                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 3.1%
Bank of America Corp. ........    117,219      1,547,291
CIT Group, Inc. (b)...........      4,686         10,075
Citigroup, Inc. (b)...........     84,021        249,542
CME Group, Inc. ..............      1,124        349,688
Intercontinental Exchange,
  Inc. (a)....................      1,364        155,823
JPMorgan Chase & Co. .........     60,217      2,054,002
Leucadia National Corp. (a)...      4,176         88,072
Medallion Financial Corp. ....      1,076          8,231
Moody's Corp. ................      3,980        104,873
MSCI, Inc. (Class A) (a)......      1,749         42,746
NYSE Euronext.................      4,900        133,525
PHH Corp. (a)(b)..............      1,125         20,452
The Nasdaq OMX Group, Inc.
  (a).........................      3,055         65,102
                                            ------------
                                               4,829,422
                                            ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.7%
AT&T, Inc. ...................     94,464      2,346,486
CenturyTel, Inc. (b)..........      1,872         57,470
Cogent Communications Group,
  Inc. (a)....................      2,909         23,708
Embarq Corp. .................      2,277         95,771
Fibernet Telecom Group, Inc.
  (a)(b)......................      4,579         56,871
Frontier Communications
  Corp. ......................     10,021         71,550
Level 3 Communications, Inc.
  (a)(b)......................     14,566         21,995
Qwest Communications
  International, Inc. (b).....     28,191        116,993
SureWest Communications (a)...      2,961         31,002
tw telecom, inc. (a)(b).......      3,885         39,899
Verizon Communications,
  Inc. .......................     44,680      1,373,016
Windstream Corp. .............      8,723         72,924
                                            ------------
                                               4,307,685
                                            ------------


See accompanying notes to financial statements.

SPDR DOW JONES TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
ELECTRIC UTILITIES -- 2.1%
Allegheny Energy, Inc. .......      3,871   $     99,291
American Electric Power Co.,
  Inc. .......................      6,892        199,110
Brookfield Infrastructure
  Partners LP.................      2,056         25,350
Central Vermont Public Service
  Corp. ......................      5,005         90,591
Duke Energy Corp. ............     17,198        250,919
Edison International..........      5,606        176,365
Entergy Corp. ................      3,005        232,948
Exelon Corp. .................     10,686        547,230
FirstEnergy Corp. ............      5,198        201,422
FPL Group, Inc. ..............      5,974        339,682
Maine & Maritimes Corp. ......        136          4,726
MGE Energy, Inc. .............      3,506        117,626
Northeast Utilities...........      2,420         53,990
Pepco Holdings, Inc. .........      6,955         93,475
Pinnacle West Capital Corp. ..      1,651         49,778
PPL Corp. ....................      6,004        197,892
Progress Energy, Inc. ........      3,270        123,704
The Southern Co. .............     13,103        408,289
Unitil Corp. (b)..............      2,626         54,148
                                            ------------
                                               3,266,536
                                            ------------
ELECTRICAL EQUIPMENT -- 0.7%
Capstone Turbine Corp.
  (a)(b)......................      8,734          7,249
Cooper Industries, Ltd. (Class
  A)..........................      3,862        119,915
Emerson Electric Co. .........     12,592        407,981
Energy Conversion Devices,
  Inc. (a)(b).................      1,312         18,565
First Solar, Inc. (a).........        910        147,529
General Cable Corp. (a).......      1,532         57,573
GrafTech International, Ltd.
  (a).........................      2,849         32,222
Hubbell, Inc. (Class B).......      2,334         74,828
PowerSecure International,
  Inc. (a)(b).................      3,330         14,186
Rockwell Automation, Inc. ....      2,975         95,557
Roper Industries, Inc. .......      2,511        113,773
SunPower Corp. (Class A)
  (a)(b)......................      2,416         64,362
                                            ------------
                                               1,153,740
                                            ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.9%
Agilent Technologies, Inc.
  (a).........................      6,823        138,575
Amphenol Corp. (Class A)......      3,948        124,915
Arrow Electronics, Inc. (a)...      3,797         80,648
Avnet, Inc. (a)...............      4,367         91,838
Benchmark Electronics, Inc.
  (a).........................      3,214         46,282
Corning, Inc. ................     25,016        401,757
Dolby Laboratories, Inc.
  (Class A) (a)(b)............      1,154         43,021
FLIR Systems, Inc. (a)(b).....      2,228         50,264
Itron, Inc. (a)(b)............        718         39,540
Jabil Circuit, Inc. ..........      4,293         31,854
L-1 Identity Solutions, Inc.
  (a)(b)......................      2,425         18,769
Lightpath Technologies, Inc.
  (a)(b)......................      8,526         11,084
Molex, Inc. (b)...............      4,076         63,382
National Instruments Corp.
  (b).........................      1,600         36,096
Sanmina-SCI Corp. (a).........     15,589          6,859
Tech Data Corp. (a)...........      2,884         94,336
Trimble Navigation, Ltd. (a)..      4,005         78,618
Vishay Intertechnology, Inc.
  (a)(b)......................      6,090         41,351
                                            ------------
                                               1,399,189
                                            ------------
ENERGY EQUIPMENT & SERVICES -- 1.8%
Baker Hughes, Inc. ...........      5,444        198,379
BJ Services Co. (b)...........      5,942         80,989
Cameron International Corp.
  (a).........................      3,610        102,163
Diamond Offshore Drilling,
  Inc. (b)....................        835         69,347
ENSCO International, Inc. ....      3,487        121,592
Exterran Holdings, Inc.
  (a)(b)......................      1,950         31,278
FMC Technologies, Inc.
  (a)(b)......................      2,196         82,526
Halliburton Co. ..............     15,004        310,583
Helix Energy Solutions Group,
  Inc. (a)....................        600          6,522
Helmerich & Payne, Inc. (b)...      1,910         58,962
Nabors Industries, Ltd.
  (a)(b)......................      5,787         90,161
National-Oilwell Varco, Inc.
  (a).........................      7,142        233,258
Omni Energy Services Corp.
  (a).........................      8,316         17,464
Patterson-UTI Energy, Inc.
  (b).........................      4,467         57,446
Pride International, Inc.
  (a).........................      3,166         79,340
Rowan Cos., Inc. .............      3,733         72,121
Schlumberger, Ltd. ...........     19,831      1,073,055
Smith International, Inc.
  (b).........................      3,295         84,846
Superior Energy Services, Inc.
  (a).........................      3,783         65,332
TGC Industries, Inc. (a)......      5,933         28,894
Tidewater, Inc. (b)...........      1,190         51,015
                                            ------------
                                               2,915,273
                                            ------------
FOOD & STAPLES RETAILING -- 2.5%
Costco Wholesale Corp. .......      7,468        341,288
CVS Caremark Corp. ...........     24,309        774,728
Safeway, Inc. ................      7,737        157,603
SUPERVALU, Inc. ..............      4,379         56,708
Sysco Corp. ..................     10,517        236,422
The Kroger Co. ...............      9,667        213,157
Wal-Mart Stores, Inc. ........     34,073      1,650,496
Walgreen Co. .................     15,160        445,704
Whole Foods Market, Inc. (b)..      2,423         45,988
                                            ------------
                                               3,922,094
                                            ------------
FOOD PRODUCTS -- 1.8%
Archer-Daniels-Midland Co. ...      9,783        261,891
Bunge, Ltd. ..................      2,401        144,660
Campbell Soup Co. ............      5,376        158,162
ConAgra Foods, Inc. ..........      9,697        184,825
Dean Foods Co. (a)............      3,812         73,152
Del Monte Foods Co. ..........     10,111         94,841
Flowers Foods, Inc. (b).......      3,527         77,030
General Mills, Inc. ..........      5,898        330,406
H.J. Heinz Co. ...............      5,051        180,321
Kellogg Co. ..................      3,358        156,382
Kraft Foods, Inc. ............     22,909        580,514
McCormick & Co., Inc. ........      1,872         60,896
Sanderson Farms, Inc. (b).....        194          8,730
Sara Lee Corp. ...............     13,855        135,225
Smithfield Foods, Inc.
  (a)(b)......................      2,682         37,468
The Hershey Co. (b)...........      2,938        105,768
The J.M. Smucker Co. .........      1,665         81,019
TreeHouse Foods, Inc. (a)(b)..      1,574         45,284
Tyson Foods, Inc. (Class A)...      6,273         79,102
                                            ------------
                                               2,795,676
                                            ------------
GAS UTILITIES -- 0.1%
Chesapeake Utilities Corp.
  (b).........................      3,999        130,088
Delta Natural Gas Co., Inc. ..        272          6,125
Energy West, Inc. ............        540          4,779
Questar Corp. ................      2,497         77,557
RGC Resources, Inc. ..........        136          3,468
                                            ------------
                                                 222,017
                                            ------------


See accompanying notes to financial statements.

SPDR DOW JONES TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.2%
ABIOMED, Inc. (a)(b)..........      1,967   $     17,349
American Medical Systems
  Holdings, Inc. (a)(b).......      3,829         60,498
Angeion Corp. (a)(b)..........      3,536         10,608
Baxter International, Inc. ...     10,012        530,236
Becton, Dickinson & Co. ......      4,106        292,799
Boston Scientific Corp. (a)...     23,149        234,731
Bovie Medical Corp. (a)(b)....      1,348         11,741
C.R. Bard, Inc. ..............      2,148        159,919
DENTSPLY International, Inc.
  (b).........................      2,012         61,406
Edwards Lifesciences Corp.
  (a).........................      1,694        115,243
ev3, Inc. (a).................      2,851         30,563
Gen-Probe, Inc. (a)...........      1,008         43,324
Hologic, Inc. (a).............      5,911         84,114
Hospira, Inc. (a).............      3,596        138,518
Immucor, Inc. (a).............      1,624         22,346
Intuitive Surgical, Inc.
  (a)(b)......................        565         92,468
Inverness Medical Innovations,
  Inc. (a)(b).................      1,873         66,641
Kinetic Concepts, Inc.
  (a)(b)......................      1,491         40,630
MAKO Surgical Corp. (a)(b)....        668          6,025
Masimo Corp. (a)(b)...........      1,313         31,656
Medtronic, Inc. ..............     18,795        655,758
NuVasive, Inc. (a)(b).........        957         42,682
ResMed, Inc. (a)..............      1,321         53,804
St. Jude Medical, Inc. (a)....      5,894        242,243
Stryker Corp. ................      4,595        182,605
Thoratec Corp. (a)(b).........      1,162         31,118
Varian Medical Systems, Inc.
  (a)(b)......................      2,666         93,683
Vascular Solutions, Inc.
  (a)(b)......................      1,212          9,478
Zimmer Holdings, Inc. (a).....      3,655        155,703
                                            ------------
                                               3,517,889
                                            ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.3%
Aetna, Inc. ..................      7,296        182,765
Almost Family, Inc. (a)(b)....        136          3,551
Amedisys, Inc. (a)(b).........        783         25,855
AmerisourceBergen Corp. ......      4,461         79,138
athenahealth, Inc. (a)(b).....        765         28,313
Cardinal Health, Inc. ........      6,367        194,512
CIGNA Corp. ..................      5,287        127,364
Community Health Systems, Inc.
  (a)(b)......................      1,093         27,598
Coventry Health Care, Inc.
  (a).........................      3,135         58,656
DaVita, Inc. (a)..............      2,350        116,231
Express Scripts, Inc. (Class
  A) (a)......................      4,052        278,575
Health Management Associates,
  Inc. (Class A) (a)(b).......      4,831         23,865
Health Net, Inc. (a)..........      3,145         48,905
HEALTHSOUTH Corp. (a).........      3,250         46,930
Healthways, Inc. (a)..........        418          5,622
Henry Schein, Inc. (a)........      2,782        133,397
Humana, Inc. (a)..............      3,283        105,910
Laboratory Corp. of America
  Holdings (a)(b).............      1,698        115,107
Lincare Holdings, Inc.
  (a)(b)......................      2,581         60,705
McKesson Corp. ...............      5,156        226,864
Medco Health Solutions, Inc.
  (a).........................      8,530        389,053
Omnicare, Inc. (b)............      2,709         69,784
Patterson Cos., Inc. (a)(b)...      2,712         58,850
PharMerica Corp. (a)(b).......        378          7,420
PSS World Medical, Inc.
  (a)(b)......................      2,460         45,535
Psychiatric Solutions, Inc.
  (a)(b)......................      1,714         38,976
Quest Diagnostics, Inc. ......      2,204        124,372
Tenet Healthcare Corp. (a)....      9,887         27,881
UnitedHealth Group, Inc. .....     19,752        493,405
VCA Antech, Inc. (a)(b).......      2,859         76,335
WellCare Health Plans, Inc.
  (a)(b)......................        368          6,804
WellPoint, Inc. (a)...........      8,741        444,830
                                            ------------
                                               3,673,108
                                            ------------
HEALTH CARE TECHNOLOGY -- 0.1%
HLTH Corp. (a)(b).............      2,871         37,610
IMS Health, Inc. .............      5,765         73,216
Phase Forward, Inc. (a).......      1,592         24,055
Transcend Services, Inc. (a)..        408          6,467
                                            ------------
                                                 141,348
                                            ------------
HOTELS, RESTAURANTS & LEISURE -- 1.8%
Bob Evans Farms, Inc. ........      4,727        135,854
Boyd Gaming Corp. (a).........        400          3,400
Brinker International, Inc. ..      2,378         40,497
Carnival Corp. ...............      6,877        177,220
Darden Restaurants, Inc. .....      2,903         95,741
Gaylord Entertainment Co.
  (a)(b)......................        618          7,855
International Game
  Technology..................      6,631        105,433
Interval Leisure Group, Inc.
  (a).........................        930          8,668
Las Vegas Sands Corp. (a)(b)..      5,409         42,515
Marriott International, Inc.
  (Class A) (b)...............      6,578        145,175
McDonald's Corp. .............     17,720      1,018,723
MGM MIRAGE, Inc. (a)(b).......      2,789         17,822
Orient-Express Hotels, Ltd.
  (Class A) (b)...............        456          3,871
Panera Bread Co. (Class A)
  (a)(b)......................        746         37,195
Penn National Gaming, Inc.
  (a).........................      2,161         62,907
Royal Caribbean Cruises, Ltd.
  (b).........................      1,800         24,372
Scientific Games Corp. (Class
  A) (a)......................      3,292         51,915
Starbucks Corp. (a)...........     12,055        167,444
Starwood Hotels & Resorts
  Worldwide, Inc. (b).........      3,961         87,934
The Cheesecake Factory, Inc.
  (a)(b)......................      3,526         61,000
The Steak n Shake Co. (a)(b)..      4,356         38,071
Wendy's/Arby's Group, Inc.
  (Class A) (b)...............      9,684         38,736
Wyndham Worldwide Corp. ......      5,725         69,387
Wynn Resorts, Ltd. (a)(b).....      1,982         69,965
Yum! Brands, Inc. ............      8,703        290,158
                                            ------------
                                               2,801,858
                                            ------------
HOUSEHOLD DURABLES -- 0.6%
American Greetings Corp.
  (Class A) (b)...............      3,455         40,354
Bassett Furniture Industries,
  Inc. (b)....................      5,541         15,238
Centex Corp. (b)..............      3,863         32,681
D.R. Horton, Inc. (b).........      5,895         55,177
Fortune Brands, Inc. .........      2,475         85,982
Garmin, Ltd. (b)..............      2,480         59,074
Harman International
  Industries, Inc. (b)........      1,819         34,197
KB HOME (b)...................      3,252         44,487
Leggett & Platt, Inc. (b).....      4,729         72,023
Lennar Corp. (Class A) (b)....      3,949         38,266
Mohawk Industries, Inc.
  (a)(b)......................        835         29,793
National Presto Industries,
  Inc. .......................        740         56,314
Newell Rubbermaid, Inc. ......      6,471         67,363
NVR, Inc. (a)(b)..............        141         70,837
Pulte Homes, Inc. (b).........      4,864         42,949
Ryland Group, Inc. (b)........      1,351         22,643
The Black & Decker Corp. (b)..      1,658         47,518


See accompanying notes to financial statements.

SPDR DOW JONES TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
Toll Brothers, Inc. (a)(b)....      2,724   $     46,226
Whirlpool Corp. (b)...........      1,493         63,542
                                            ------------
                                                 924,664
                                            ------------
HOUSEHOLD PRODUCTS -- 2.3%
Church & Dwight Co., Inc. ....      2,488        135,123
Colgate-Palmolive Co. ........      8,017        567,123
Energizer Holdings, Inc. (a)..      1,414         73,867
Kimberly-Clark Corp. .........      6,188        324,437
The Clorox Co. (b)............      2,209        123,328
Procter & Gamble Co. .........     46,888      2,395,977
                                            ------------
                                               3,619,855
                                            ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
Calpine Corp. (a)(b)..........      5,749         64,101
Constellation Energy Group,
  Inc. .......................      3,344         88,884
Mirant Corp. (a)..............      4,145         65,242
NRG Energy, Inc. (a)..........      5,754        149,374
RRI Energy, Inc. (a)(b).......      8,417         42,169
The AES Corp. (a).............     12,090        140,365
                                            ------------
                                                 550,135
                                            ------------
INDUSTRIAL CONGLOMERATES -- 1.8%
3M Co. .......................     10,326        620,593
General Electric Co. .........    171,333      2,008,023
McDermott International, Inc.
  (a).........................      4,836         98,219
Textron, Inc. (b).............      4,329         41,818
                                            ------------
                                               2,768,653
                                            ------------
INSURANCE -- 3.5%
AFLAC, Inc. ..................      7,696        239,269
American International Group,
  Inc. (b)....................     35,487         41,165
American Physicians Service
  Group, Inc. ................      1,970         44,699
AON Corp. ....................      4,313        163,333
Arthur J. Gallagher & Co. ....      1,741         37,153
Assurant, Inc. ...............      2,444         58,876
Berkshire Hathaway, Inc.
  (Class A) (a)...............         17      1,530,000
Cincinnati Financial Corp. ...      2,675         59,786
Crawford & Co. (Class B)
  (a)(b)......................        540          2,592
Donegal Group, Inc. (Class
  A)..........................      2,288         34,801
Eastern Insurance Holdings,
  Inc. .......................      1,076         10,125
Everest Re Group, Ltd. .......      1,106         79,157
Fidelity National Financial,
  Inc. (Class A)..............      4,441         60,087
Genworth Financial, Inc.
  (Class A)...................      5,968         41,716
Hartford Financial Services
  Group, Inc. ................      4,985         59,172
IPC Holdings, Ltd. ...........      2,520         68,897
Lincoln National Corp. .......      6,152        105,876
Loews Corp. ..................      7,725        211,665
Marsh & McLennan Cos., Inc. ..      7,760        156,209
Max Capital Group, Ltd. (b)...      2,077         38,342
MBIA, Inc. (a)(b).............      2,866         12,410
Mercer Insurance Group,
  Inc. .......................        408          6,487
MetLife, Inc. ................      7,826        234,858
NYMAGIC, Inc. ................      1,861         25,831
Old Republic International
  Corp. ......................      4,712         46,413
PartnerRe, Ltd. ..............      1,207         78,395
PMA Capital Corp. (Class A)
  (a).........................      3,828         17,417
Principal Financial Group,
  Inc. .......................      5,471        103,074
ProAssurance Corp. (a)........      2,178        100,645
Protective Life Corp. ........        500          5,720
Prudential Financial, Inc. ...      7,170        266,867
Reinsurance Group of America,
  Inc. (b)....................      1,264         44,126
RenaissanceRe Holdings,
  Ltd. .......................      1,360         63,294
Seabright Insurance Holdings
  (a).........................      2,672         27,067
Selective Insurance Group,
  Inc. .......................      4,213         53,800
The Allstate Corp. ...........      9,495        231,678
The Chubb Corp. ..............      6,341        252,879
The Hanover Insurance Group,
  Inc. .......................      1,867         71,151
The Phoenix Cos., Inc.
  (a)(b)......................      7,553         12,614
The Progressive Corp. (a).....     10,560        159,562
The Travelers Cos., Inc. .....     10,530        432,151
Torchmark Corp. (b)...........      1,409         52,189
Transatlantic Holdings,
  Inc. .......................      1,034         44,803
Unum Group....................      7,411        117,539
W.R. Berkley Corp. ...........      2,364         50,755
XL Capital, Ltd. (Class A)....      4,737         54,286
                                            ------------
                                               5,608,931
                                            ------------
INTERNET & CATALOG RETAIL -- 0.4%
Amazon.com, Inc. (a)..........      4,955        414,536
Expedia, Inc. (a).............      4,639         70,095
HSN, Inc. (a).................        930          9,830
Liberty Media
  Corp -- Interactive (Class
  A) (a)......................     10,599         53,101
Netflix, Inc. (a)(b)..........        656         27,119
Priceline.com, Inc. (a)(b)....        575         64,141
Ticketmaster (a)..............        930          5,971
                                            ------------
                                                 644,793
                                            ------------
INTERNET SOFTWARE & SERVICES -- 1.6%
Akamai Technologies, Inc.
  (a).........................      3,609         69,221
Art Technology Group, Inc.
  (a).........................      6,033         22,925
EarthLink, Inc. (a)(b)........      6,333         46,928
eBay, Inc. (a)................     16,704        286,139
Equinix, Inc. (a)(b)..........        674         49,027
Google, Inc. (Class A) (a)....      3,671      1,547,657
IAC/InterActiveCorp. (a)......      2,319         37,220
Internap Network Services
  Corp. (a)(b)................      4,860         16,961
Local.com Corp. (a)(b)........      5,197         17,670
Omniture, Inc. (a)(b).........        500          6,280
Terremark Worldwide, Inc.
  (a)(b)......................      3,417         19,750
VeriSign, Inc. (a)(b).........      3,699         68,358
VistaPrint, Ltd. (a)(b).......      1,112         47,427
Yahoo!, Inc. (a)..............     19,123        299,466
                                            ------------
                                               2,535,029
                                            ------------
IT SERVICES -- 1.6%
Accenture, Ltd. (Class A).....      8,415        281,566
Affiliated Computer Services,
  Inc. (Class A) (a)..........      2,477        110,028
Alliance Data Systems Corp.
  (a)(b)......................      1,084         44,650
Automatic Data Processing,
  Inc. .......................      8,872        314,424
Broadridge Financial
  Solutions, Inc. ............      3,086         51,166
Cognizant Technology Solutions
  Corp. (Class A) (a).........      5,585        149,119
Computer Sciences Corp. (a)...      3,307        146,500
Fidelity National Information
  Services, Inc. (b)..........      4,771         95,229
Fiserv, Inc. (a)..............      3,881        177,362
Lender Processing Services,
  Inc. .......................      2,213         61,455
Mastercard, Inc. (Class A)....      1,308        218,841
Metavante Technologies, Inc.
  (a).........................      2,198         56,840
Paychex, Inc. (b).............      6,184        155,837
SAIC, Inc. (a)................      2,552         47,340
The Western Union Co. ........     10,864        178,169


See accompanying notes to financial statements.

SPDR DOW JONES TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
Total System Services, Inc. ..      3,474   $     46,517
Unisys Corp. (a)..............     10,235         15,455
Visa, Inc. (Class A) (b)......      6,876        428,100
                                            ------------
                                               2,578,598
                                            ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Brunswick Corp. (b)...........      2,761         11,928
Eastman Kodak Co. (b).........      5,780         17,109
Hasbro, Inc. .................      3,849         93,300
Mattel, Inc. .................      8,670        139,153
Pool Corp. (b)................      3,097         51,286
                                            ------------
                                                 312,776
                                            ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.7%
Affymetrix, Inc. (a)..........      1,794         10,638
AMAG Pharmaceuticals, Inc.
  (a)(b)......................        330         18,041
Charles River Laboratories
  International, Inc. (a).....      1,148         38,745
Covance, Inc. (a)(b)..........      1,055         51,906
Illumina, Inc. (a)(b).........      2,172         84,578
Life Technologies Corp. (a)...      3,335        139,136
Millipore Corp. (a)...........      1,496        105,034
Nektar Therapeutics (a)(b)....      1,254          8,126
PerkinElmer, Inc. ............      3,969         69,061
Pharmaceutical Product
  Development, Inc. ..........      1,312         30,465
Pure Bioscience (a)(b)........     14,549         26,479
Sequenom, Inc. (a)(b).........      1,392          5,443
Techne Corp. .................      1,647        105,095
Thermo Fisher Scientific, Inc.
  (a).........................      7,502        305,856
Waters Corp. (a)..............      2,226        114,572
                                            ------------
                                               1,113,175
                                            ------------
MACHINERY -- 1.8%
AGCO Corp. (a)(b).............      1,263         36,715
Bucyrus International, Inc.
  (Class A) (b)...............      1,531         43,725
Caterpillar, Inc. ............     10,028        331,325
CLARCOR, Inc. (b).............      1,163         33,948
Crane Co. ....................      2,256         50,331
Cummins, Inc. ................      2,713         95,525
Danaher Corp. ................      3,752        231,649
Deere & Co. ..................      6,832        272,938
Donaldson Co., Inc. (b).......      1,299         44,997
Dover Corp. ..................      2,957         97,847
Eaton Corp. ..................      2,819        125,756
Federal Signal Corp. .........      5,912         45,227
Flowserve Corp. ..............        855         59,688
Harsco Corp. .................      2,323         65,741
IDEX Corp. ...................      4,167        102,383
Illinois Tool Works, Inc. ....      7,517        280,685
John Bean Technologies
  Corp. ......................        471          5,897
Joy Global, Inc. .............      2,271         81,120
Lincoln Electric Holdings,
  Inc. (b)....................      1,058         38,130
Manitowoc Co., Inc. (b).......      2,533         13,324
Mueller Water Products, Inc.
  (Class A)...................      4,813         18,001
Navistar International Corp.
  (a).........................      1,304         56,854
Oshkosh Corp. ................      2,349         34,154
PACCAR, Inc. (b)..............      5,454        177,310
Pall Corp. ...................      4,132        109,746
Parker-Hannifin Corp. ........      3,334        143,229
Pentair, Inc. ................      2,726         69,840
SPX Corp. ....................      1,455         71,251
Terex Corp. (a)...............      1,771         21,376
The Timken Co. ...............      3,210         54,827
Watts Water Technologies, Inc.
  (b).........................      2,708         58,330
                                            ------------
                                               2,871,869
                                            ------------
MEDIA -- 2.6%
Ascent Media Corp. (Series A)
  (a).........................        231          6,140
Cablevision Systems Corp.
  (Class A)...................      4,622         89,713
CBS Corp. ....................     11,342         78,487
Comcast Corp. (Class A).......     44,851        649,891
Discovery Communications, Inc.
  (Series A) (a)..............      5,146        116,042
DISH Network Corp. (Class A)
  (a).........................      5,197         84,243
Gannett Co., Inc. (b).........      6,956         24,833
Journal Communications,
  Inc. .......................      6,051          6,354
Knology, Inc. (a).............      4,159         35,892
Lamar Advertising Co. (Class
  A) (a)(b)...................      2,077         31,716
Liberty Global, Inc. (Series
  A) (a)(b)...................      6,911        109,816
Liberty Media
  Corp. -- Entertainment
  (Series A) (a)..............      8,484        226,947
Liberty Media Corp.-
  Interactive (Class A) (a)...      2,116         28,693
Live Nation, Inc. (a)(b)......      1,162          5,647
News Corp. (Class A)..........     36,647        333,854
Omnicom Group, Inc. ..........      5,017        158,437
Scripps Networks Interactive
  (Class A)...................      1,164         32,394
Sirius XM Radio, Inc. (a)(b)..     42,986         18,484
The DIRECTV Group, Inc.
  (a)(b)......................      9,391        232,052
The Interpublic Group of Cos.,
  Inc. (a)....................      9,674         48,854
The McGraw-Hill Cos., Inc. ...      6,392        192,463
The New York Times Co. (Class
  A)..........................      1,924         10,601
The Walt Disney Co. ..........     27,667        645,471
Time Warner Cable, Inc. ......      4,966        157,273
Time Warner, Inc. ............     21,191        533,801
Viacom, Inc. (a)..............      8,722        197,990
Virgin Media, Inc. (b)........      5,084         47,535
                                            ------------
                                               4,103,623
                                            ------------
METALS & MINING -- 1.0%
AK Steel Holding Corp. .......      2,686         51,544
Alcoa, Inc. (b)...............     14,137        146,035
Allegheny Technologies, Inc.
  (b).........................      1,647         57,530
Cliffs Natural Resources,
  Inc. .......................      2,084         50,995
Commercial Metals Co. ........      2,485         39,835
Freeport-McMoRan Copper &
  Gold, Inc. .................      6,618        331,628
Newmont Mining Corp. .........      7,297        298,228
Nucor Corp. ..................      4,793        212,953
Reliance Steel & Aluminum Co.
  (b).........................        876         33,630
Royal Gold, Inc. .............      1,204         50,207
Schnitzer Steel Industries,
  Inc (Class A) (b)...........        656         34,676
Southern Copper Corp. (b).....      3,517         71,887
Steel Dynamics, Inc. (b)......      3,554         52,350
Titanium Metals Corp. ........      2,090         19,207
United States Steel Corp.
  (b).........................      2,513         89,815
Walter Industries, Inc. ......      1,269         45,989
Worthington Industries, Inc.
  (b).........................        944         12,074
                                            ------------
                                               1,598,583
                                            ------------
MULTI-UTILITIES -- 1.1%
Ameren Corp. (b)..............      3,326         82,784
CMS Energy Corp. .............      6,562         79,269
Consolidated Edison, Inc.
  (b).........................      4,369        163,488
Dominion Resources, Inc. .....     10,020        334,869


See accompanying notes to financial statements.

SPDR DOW JONES TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
DTE Energy Co. ...............      2,001   $     64,032
Florida Public Utilities Co.
  (b).........................        668          9,372
NiSource, Inc. ...............      4,697         54,767
PG&E Corp. ...................      5,741        220,684
PNM Resources, Inc. ..........      4,663         49,941
Public Service Enterprise
  Group, Inc. ................      7,318        238,786
Sempra Energy.................      3,848        190,976
TECO Energy, Inc. (b).........      6,931         82,687
Wisconsin Energy Corp. .......      1,647         67,049
Xcel Energy, Inc. ............      9,142        168,304
                                            ------------
                                               1,807,008
                                            ------------
MULTILINE RETAIL -- 0.8%
Big Lots, Inc. (a)............      2,965         62,354
Dillard's, Inc. (Class A).....      1,036          9,531
Dollar Tree Stores, Inc. (a)..      2,162         91,020
Family Dollar Stores, Inc. ...      2,787         78,872
J. C. Penney Co., Inc. (b)....      3,811        109,414
Kohl's Corp. (a)..............      4,831        206,525
Macy's, Inc. (b)..............      8,502         99,983
Nordstrom, Inc. (b)...........      4,268         84,891
Sears Holdings Corp. (a)(b)...      1,390         92,463
Target Corp. .................     11,142        439,775
                                            ------------
                                               1,274,828
                                            ------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp. ..................     15,709        101,795
Zebra Technologies Corp.
  (Class A) (a)(b)............      2,467         58,369
                                            ------------
                                                 160,164
                                            ------------
OIL, GAS & CONSUMABLE FUELS -- 10.0%
Abraxas Petroleum Corp.
  (a)(b)......................      6,237          5,925
Adams Resources & Energy,
  Inc. .......................        408          6,997
Alpha Natural Resources, Inc.
  (a).........................      1,801         47,312
Anadarko Petroleum Corp. .....      7,990        362,666
Apache Corp. .................      5,653        407,864
Approach Resources, Inc. (a)..        540          3,726
Arch Coal, Inc. (b)...........      3,331         51,197
Arena Resources, Inc. (a)(b)..      1,337         42,583
Barnwell Industries, Inc. ....        940          3,713
Blue Dolphin Energy Co. (a)...     16,423          6,898
BPZ Resources, Inc. (a)(b)....      1,348          6,592
Cabot Oil & Gas Corp. ........      1,093         33,490
Chesapeake Energy Corp. ......      9,302        184,459
Chevron Corp. ................     32,554      2,156,703
Cimarex Energy Co. (b)........        984         27,887
Clayton Williams Energy, Inc.
  (a)(b)......................        136          2,566
Concho Resources, Inc. (a)....      1,776         50,953
ConocoPhillips................     21,501        904,332
CONSOL Energy, Inc. ..........      3,367        114,343
Contango Oil & Gas Co. (a)....        272         11,557
CREDO Petroleum Corp. (a)(b)..        540          5,767
Cross Timbers Royalty Trust
  (b).........................      2,612         65,039
Crosstex Energy LP............      2,430          7,606
Delta Petroleum Corp. (a)(b)..      1,205          2,326
Denbury Resources, Inc. (a)...      6,047         89,072
Devon Energy Corp. ...........      7,143        389,294
Double Eagle Petroleum Co.
  (a)(b)......................        940          4,681
El Paso Corp. ................     13,458        124,217
Encore Acquisition Co. (a)....      1,494         46,090
Energy Transfer Partners LP...      2,213         89,604
Enterprise Products Partners
  LP (b)......................      5,608        139,864
EOG Resources, Inc. ..........      4,277        290,494
EXCO Resources, Inc. (a)......      3,501         45,233
Exxon Mobil Corp. ............     79,029      5,524,917
Forest Oil Corp. (a)(b).......      2,038         30,407
Foundation Coal Holdings, Inc.
  (b).........................      1,421         39,944
Frontier Oil Corp. ...........      2,628         34,453
Gasco Energy, Inc. (a)(b).....     10,608          2,970
Genesis Energy LP.............      3,037         38,631
Global Energy Holdings Group
  (a).........................      9,296          1,209
GMX Resources, Inc. (a)(b)....        272          2,894
Goodrich Petroleum Corp.
  (a)(b)......................        876         21,541
Hess Corp. ...................      4,702        252,733
Hiland Partners LP............        540          3,947
Holly Corp. (b)...............      1,271         22,853
Holly Energy Partners LP......        540         17,145
Houston American Energy Corp.
  (b).........................      8,528         15,606
Hugoton Royalty Trust (b).....        384          5,545
Kinder Morgan Energy Partners
  LP (b)......................      3,129        159,955
Linn Energy LLC (b)...........      3,730         72,996
Marathon Oil Corp. ...........     12,044        362,886
Massey Energy Co. (b).........      2,588         50,570
Murphy Oil Corp. .............      3,283        178,333
Newfield Exploration Co. (a)..      2,211         72,233
Noble Energy, Inc. ...........      3,411        201,147
Occidental Petroleum Corp. ...     13,354        878,827
ONEOK Partners LP (b).........      2,184        100,005
Panhandle Oil & Gas, Inc.
  (b).........................        408          8,009
Patriot Coal Corp. (a)(b).....      1,088          6,941
Peabody Energy Corp. .........      4,501        135,750
Petrohawk Energy Corp. (a)....      4,216         94,017
Pioneer Natural Resources
  Co. ........................      3,110         79,305
Plains All American Pipeline
  LP..........................      2,885        122,757
Plains Exploration &
  Production Co. (a)..........      2,840         77,702
PrimeEnergy Corp. (a)(b)......        136          4,870
Quicksilver Resources, Inc.
  (a)(b)......................        800          7,432
Range Resources Corp. ........      3,217        133,216
Rex Energy Corp. (a)(b).......      1,212          6,908
SandRidge Energy, Inc.
  (a)(b)......................        900          7,668
Southwestern Energy Co. (a)...      5,983        232,440
Spectra Energy Corp. .........     10,075        170,469
St. Mary Land & Exploration
  Co. (b).....................      3,283         68,516
Sunoco, Inc. (b)..............      2,582         59,902
Tesoro Corp. (b)..............      3,728         47,457
The Williams Cos., Inc. ......     10,302        160,814
Toreador Resources Corp. .....      1,076          7,209
TransMontaigne Partners LP....        668         14,028
Ultra Petroleum Corp. (a).....      2,048         79,872
Valero Energy Corp. ..........      9,020        152,348
XTO Energy, Inc. .............      9,026        344,252
Zion Oil & Gas, Inc. (a)(b)...      1,844         19,583
                                            ------------
                                              15,864,262
                                            ------------
PAPER & FOREST PRODUCTS -- 0.2%
International Paper Co. ......      8,404        127,152
MeadWestvaco Corp. ...........      5,482         89,960
Weyerhaeuser Co. .............      3,476        105,775
                                            ------------
                                                 322,887
                                            ------------
PERSONAL PRODUCTS -- 0.2%
Avon Products, Inc. ..........      7,760        200,053
Herbalife, Ltd. ..............      1,532         48,319
The Estee Lauder Cos., Inc.
  (Class A) (b)...............      3,021         98,696
                                            ------------
                                                 347,068
                                            ------------


See accompanying notes to financial statements.

SPDR DOW JONES TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
PHARMACEUTICALS -- 6.2%
Abbott Laboratories...........     24,929   $  1,172,660
Allergan, Inc. ...............      4,980        236,948
Auxilium Pharmaceuticals, Inc.
  (a)(b)......................        996         31,254
Bristol-Myers Squibb Co. .....     30,471        618,866
Eli Lilly & Co. ..............     15,016        520,154
Endo Pharmaceuticals Holdings,
  Inc. (a)....................      2,161         38,725
Forest Laboratories, Inc.
  (a).........................      5,707        143,303
Johnson & Johnson.............     44,069      2,503,119
King Pharmaceuticals, Inc.
  (a).........................      4,256         40,985
Merck & Co., Inc. ............     34,373        961,069
Middlebrook Pharmaceuticals,
  Inc. (a)(b).................     10,604         14,315
Mylan, Inc. (a)(b)............      6,331         82,620
Perrigo Co. (b)...............      1,811         50,310
Pfizer, Inc. .................    107,742      1,616,130
Questcor Pharmaceuticals, Inc.
  (a)(b)......................      1,481          7,405
Repros Therapeutics, Inc.
  (a)(b)......................      3,745         26,927
Schering-Plough Corp. ........     26,059        654,602
Sepracor, Inc. (a)............      2,348         40,667
ViroPharma, Inc. (a)(b).......      2,188         12,975
VIVUS, Inc. (a)(b)............      4,299         26,138
Watson Pharmaceuticals, Inc.
  (a)(b)......................      2,859         96,320
Wyeth.........................     21,032        954,643
                                            ------------
                                               9,850,135
                                            ------------
PROFESSIONAL SERVICES -- 0.3%
Equifax, Inc. ................      3,405         88,871
IHS, Inc. (Class A) (a)(b)....      1,014         50,568
Manpower, Inc. ...............      1,536         65,034
Monster Worldwide, Inc.
  (a)(b)......................      3,543         41,843
Robert Half International,
  Inc. (b)....................      4,596        108,558
The Dun & Bradstreet Corp. ...      1,564        127,012
                                            ------------
                                                 481,886
                                            ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.8%
Agree Realty Corp. ...........      4,107         75,281
AMB Property Corp. ...........      1,562         29,381
American Campus Communities,
  Inc. (b)....................      1,947         43,184
Annaly Capital Management,
  Inc. .......................     10,000        151,400
Anthracite Capital, Inc. (b)..     10,396          6,446
Apartment Investment &
  Management Co. (Class A)
  (b).........................      3,329         29,462
Ashford Hospitality Trust,
  Inc. (b)....................      9,161         25,742
Avalonbay Communities, Inc.
  (b).........................      1,476         82,567
BioMed Realty Trust, Inc. ....      2,957         30,250
Boston Properties, Inc. (b)...      1,644         78,419
BRE Properties, Inc. (b)......      1,211         28,773
Camden Property Trust.........        400         11,040
Care Investment Trust, Inc. ..      3,271         17,009
CBL & Associates Properties,
  Inc. (b)....................      1,581          8,522
Cedar Shopping Centers,
  Inc. .......................      2,793         12,624
Cogdell Spencer, Inc. (b).....      1,930          8,280
Corporate Office Properties
  Trust (b)...................      2,639         77,402
Developers Diversified Realty
  Corp. (b)...................      2,544         12,415
Digital Realty Trust, Inc.
  (b).........................      1,234         44,239
Duke Realty Corp. (b).........      3,201         28,073
Equity Residential............      5,396        119,953
Extra Space Storage, Inc. ....      2,391         19,965
Glimcher Realty Trust.........      4,923         14,277
HCP, Inc. ....................      4,019         85,163
Health Care REIT, Inc. .......      1,412         48,149
Home Properties, Inc. (b).....        844         28,780
Hospitality Properties Trust
  (b).........................      2,607         30,997
Host Hotels & Resorts, Inc. ..     11,492         96,418
Investors Real Estate Trust
  (b).........................     11,458        101,862
Kimco Realty Corp. ...........      4,105         41,255
LaSalle Hotel Properties (b)..      3,841         47,398
Lexington Realty Trust (b)....      2,306          7,840
Liberty Property Trust........      1,848         42,578
Monmouth Real Estate
  Investment Corp. (b)........      6,971         40,850
National Retail Properties,
  Inc. (b)....................      4,943         85,761
Nationwide Health Properties,
  Inc. .......................      1,657         42,651
Pennsylvania Real Estate
  Investment Trust (b)........      3,281         16,405
Pittsburgh & West Virginia
  Railroad....................      3,008         31,012
Plum Creek Timber Co., Inc.
  (b).........................      3,751        111,705
Post Properties, Inc. (b).....        618          8,306
ProLogis (b)..................      5,993         48,304
Public Storage................      1,573        103,000
Realty Income Corp. (b).......      2,391         52,411
Regency Centers Corp. (b).....        200          6,982
Senior Housing Properties
  Trust.......................      2,092         34,141
Simon Property Group, Inc. ...      4,047        208,137
SL Green Realty Corp. (a)(b)..        900         20,646
Sunstone Hotel Investors,
  Inc. .......................        100            535
Tanger Factory Outlet Centers,
  Inc. .......................      2,300         74,589
The Macerich Co. (b)..........      2,351         41,401
Transcontinental Realty
  Investors, Inc. (a)(b)......        924         11,153
UDR, Inc. (b).................      2,833         29,265
Urstadt Biddle Properties
  (Class A)...................      6,303         88,746
Ventas, Inc. .................      2,431         72,590
Vornado Realty Trust..........      2,821        127,030
Walter Investment Management
  Corp. (a)(b)................        460          6,109
Weingarten Realty Investors...      1,873         27,177
                                            ------------
                                               2,774,050
                                            ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
Brookfield Properties Corp.
  (b).........................      2,617         20,857
CB Richard Ellis Group, Inc.
  (Class A) (a)(b)............      6,378         59,698
Forestar Real Estate Group,
  Inc. (a)(b).................        886         10,526
Jones Lang LaSalle, Inc. .....      1,074         35,152
The St. Joe Co. (a)(b)........      1,539         40,768
                                            ------------
                                                 167,001
                                            ------------
ROAD & RAIL -- 1.0%
Burlington Northern Santa Fe
  Corp. ......................      5,050        371,377
CSX Corp. ....................      7,287        252,349
J.B. Hunt Transport Services,
  Inc. (b)....................      4,594        140,255
Kansas City Southern (a)(b)...      2,021         32,558
Landstar Systems, Inc. (b)....      2,768         99,399
Norfolk Southern Corp. .......      6,958        262,108
Union Pacific Corp. ..........      7,798        405,964
YRC Worldwide, Inc. (a)(b)....      1,872          3,238
                                            ------------
                                               1,567,248
                                            ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.6%
Advanced Micro Devices, Inc.
  (a)(b)......................      9,280         35,914
Aetrium, Inc. (a)(b)..........      8,111         13,708
Altera Corp. (b)..............      5,445         88,645
Anadigics, Inc. (a)...........      2,710         11,355
Analog Devices, Inc. .........      5,834        144,567


See accompanying notes to financial statements.

SPDR DOW JONES TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
Applied Materials, Inc. ......     23,614   $    259,046
Atheros Communications, Inc.
  (a)(b)......................      2,490         47,908
AXT, Inc. (a).................      8,943         12,341
Broadcom Corp. (Class A) (a)..      8,069        200,031
Cypress Semiconductor Corp.
  (a)(b)......................      2,800         25,760
FEI Co. (a)...................      2,277         52,143
Intel Corp. ..................     89,506      1,481,324
International Rectifier Corp.
  (a)(b)......................      1,921         28,450
Intersil Corp. (Class A)......      5,062         63,629
KLA-Tencor Corp. .............      3,830         96,707
Lam Research Corp. (a)........      3,419         88,894
Linear Technology Corp. (b)...      5,099        119,062
LSI Logic Corp. (a)...........     10,770         49,111
Marvell Technology Group, Ltd.
  (a).........................      7,621         88,708
Maxim Integrated Products,
  Inc. .......................      2,844         44,622
MEMC Electronic Materials,
  Inc. (a)....................      4,703         83,760
Microchip Technology, Inc.
  (b).........................      4,216         95,071
Micron Technology, Inc.
  (a)(b)......................     13,105         66,311
Microsemi Corp. (a)...........      2,677         36,943
MKS Instruments, Inc. (a).....        336          4,432
National Semiconductor Corp.
  (b).........................      6,814         85,516
Novellus Systems, Inc. (a)....      3,894         65,030
NVIDIA Corp. (a)..............     10,610        119,787
ON Semiconductor Corp. (a)....      4,973         34,115
Rambus, Inc. (a)(b)...........      2,158         33,427
Sigma Designs, Inc. (a)(b)....        566          9,079
Teradyne, Inc. (a)............      5,621         38,560
Texas Instruments, Inc. ......     21,145        450,388
Xilinx, Inc. (b)..............      4,625         94,627
                                            ------------
                                               4,168,971
                                            ------------
SOFTWARE -- 4.2%
Activision Blizzard, Inc.
  (a).........................     10,526        132,943
Adobe Systems, Inc. (a).......      9,629        272,501
Autodesk, Inc. (a)............      4,450         84,461
BMC Software, Inc. (a)........      4,015        135,667
CA, Inc. .....................      7,724        134,629
Cadence Design Systems, Inc.
  (a).........................      7,920         46,728
Citrix Systems, Inc. (a)......      3,866        123,287
Compuware Corp. (a)...........      8,904         61,081
Concur Technologies, Inc.
  (a)(b)......................      1,204         37,420
Electronic Arts, Inc. (a).....      4,965        107,840
Intuit, Inc. (a)..............      5,934        167,101
Jack Henry & Associates,
  Inc. .......................      2,347         48,700
McAfee, Inc. (a)..............      3,050        128,679
Microsoft Corp. ..............    126,579      3,008,783
Novell, Inc. (a)..............     11,704         53,019
Nuance Communications, Inc.
  (a)(b)......................      3,975         48,058
Oracle Corp. .................     63,797      1,366,532
Parametric Technology Corp.
  (a).........................      5,344         62,471
Red Hat, Inc. (a).............      4,113         82,795
Salesforce.com, Inc. (a)(b)...      1,593         60,805
Smith Micro Software, Inc.
  (a).........................      2,095         20,573
Soapstone Networks, Inc.
  (a)(b)......................      3,957         16,540
Solera Holdings, Inc. (a).....      1,860         47,244
Symantec Corp. (a)............     15,051        234,194
Synopsys, Inc. (a)............      4,398         85,805
TiVo, Inc. (a)(b).............      3,281         34,385
Versant Corp. (a).............      2,662         40,090
Websense, Inc. (a)............        753         13,434
                                            ------------
                                               6,655,765
                                            ------------
SPECIALTY RETAIL -- 2.2%
Abercrombie & Fitch Co. (Class
  A) (b)......................      1,932         49,053
Advance Auto Parts, Inc. .....      2,581        107,086
Aeropostale, Inc. (a)(b)......        876         30,021
American Eagle Outfitters,
  Inc. .......................      4,542         64,360
AutoNation, Inc. (a)(b).......      4,790         83,107
AutoZone, Inc. (a)(b).........        729        110,159
Bed Bath & Beyond, Inc.
  (a)(b)......................      5,052        155,349
Best Buy Co., Inc. ...........      5,677        190,123
Chico's FAS, Inc. (a).........      3,559         34,629
Dick's Sporting Goods, Inc.
  (a)(b)......................      1,781         30,633
Foot Locker, Inc. ............      4,035         42,246
GameStop Corp. (Class A) (a)..      2,482         54,629
Genesco, Inc. (a)(b)..........        409          7,677
Limited Brands, Inc. .........      6,303         75,447
Lowe's Cos., Inc. ............     22,158        430,087
Mens Wearhouse, Inc. (b)......        835         16,015
O'Reilly Automotive, Inc.
  (a).........................      3,487        132,785
Office Depot, Inc. (a)........      6,381         29,097
PetSmart, Inc. ...............      3,751         80,496
RadioShack Corp. .............      3,663         51,135
Rent-A-Center, Inc. (a).......      2,566         45,752
Ross Stores, Inc. ............      3,283        126,724
Staples, Inc. ................     12,088        243,815
The Gap, Inc. ................      9,624        157,834
The Home Depot, Inc. .........     28,248        667,500
The Sherwin-Williams Co. (b)..      1,301         69,929
The TJX Cos., Inc. ...........      6,557        206,283
Tiffany & Co. (b).............      2,777         70,425
Urban Outfitters, Inc.
  (a)(b)......................      2,946         61,483
Williams-Sonoma, Inc. ........      2,284         27,111
                                            ------------
                                               3,450,990
                                            ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
Carter's, Inc. (a)............      1,632         40,164
Coach, Inc. ..................      6,126        164,667
Hanesbrands, Inc. (a)(b)......      2,278         34,193
Iconix Brand Group, Inc.
  (a)(b)......................        746         11,473
Jones Apparel Group, Inc. ....      3,831         41,107
Liz Claiborne, Inc. ..........      3,315          9,547
NIKE, Inc. (Class B)..........      4,639        240,207
Quiksilver, Inc. (a)..........      5,541         10,251
Under Armour, Inc. (Class A)
  (a)(b)......................        947         21,194
V. F. Corp. (b)...............      1,114         61,660
Wolverine World Wide, Inc. ...      3,772         83,210
                                            ------------
                                                 717,673
                                            ------------
THRIFTS & MORTGAGE FINANCE -- 0.3%
Astoria Financial Corp. (b)...      2,113         18,130
Berkshire Hills Bancorp,
  Inc. .......................      2,782         57,810
Fannie Mae (b)................     18,872         10,946
Freddie Mac (a)(b)............     13,369          8,289
Hudson City Bancorp, Inc. ....      5,145         68,377
MGIC Investment Corp. (b).....      2,226          9,794
New York Community Bancorp,
  Inc. (b)....................      4,454         47,613
NewAlliance Bancshares, Inc.
  (b).........................      8,921        102,592
OceanFirst Financial Corp. ...      5,237         62,687
People's United Financial,
  Inc. .......................      5,700         85,728
Radian Group, Inc. (b)........      2,622          7,132
TF Financial Corp. ...........        272          4,795
TrustCo Bank Corp. NY (b).....      9,618         56,842
                                            ------------
                                                 540,735
                                            ------------


See accompanying notes to financial statements.

SPDR DOW JONES TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
TOBACCO -- 1.4%
Altria Group, Inc. ...........     33,250   $    544,968
Lorillard, Inc. ..............      2,364        160,208
Philip Morris International,
  Inc. .......................     31,598      1,378,305
Reynolds American, Inc. ......      3,357        129,647
                                            ------------
                                               2,213,128
                                            ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
Fastenal Co. (b)..............      3,374        111,915
Kaman Corp. (Class A).........      2,938         49,065
W.W. Grainger, Inc. (b).......        675         55,269
Willis Lease Finance Corp.
  (a).........................        540          7,085
                                            ------------
                                                 223,334
                                            ------------
WATER UTILITIES -- 0.2%
Aqua America, Inc. (b)........      1,872         33,509
Artesian Resources Corp. (b)..        540          8,602
Cadiz, Inc. (a)...............        938          9,033
Connecticut Water Service,
  Inc. .......................      1,312         28,457
Middlesex Water Co. ..........      6,443         93,101
Pennichuck Corp. .............        272          6,202
Southwest Water Co. ..........      2,699         14,899
The York Water Co. (b)........      3,021         46,312
                                            ------------
                                                 240,115
                                            ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
American Tower Corp. (Class A)
  (a).........................      7,124        224,620
Crown Castle International
  Corp. (a)...................      4,905        117,818
Leap Wireless International,
  Inc. (a)(b).................      1,275         41,986
MetroPCS Communications, Inc.
  (a).........................      3,783         50,352
NII Holdings, Inc. (a)........      3,341         63,713
Purple Communications, Inc.
  (a)(b)......................      3,531          8,015
SBA Communications Corp.
  (Class A) (a)(b)............      2,351         57,693
Sprint Nextel Corp. (a).......     42,844        206,080
Telephone & Data Systems,
  Inc. .......................      2,434         68,882
                                            ------------
                                                 839,159
                                            ------------
TOTAL COMMON STOCKS --
  (Cost $185,272,494).........               157,601,112
                                            ------------
SHORT TERM INVESTMENTS -- 5.2%
MONEY MARKET FUNDS -- 5.2%
State Street Navigator
  Securities Lending Prime
  Portfolio (d)(e)............  7,113,997      7,113,997
STIC Prime Portfolio..........  1,164,008      1,164,008
                                            ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $8,278,005)...........                 8,278,005
                                            ------------
TOTAL INVESTMENTS -- 104.8%
  (f) (Cost $193,550,499).....               165,879,117
OTHER ASSETS AND
  LIABILITIES -- (4.8)%.......                (7,641,106)
                                            ------------
NET ASSETS -- 100.0%..........              $158,238,011
                                            ============




(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2009.
(c)    Affiliated issuer. (Note 3)
(d)    Investments of cash collateral for securities loaned
(e)    Affiliated Fund managed by SSgA Funds Management, Inc.
(f) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)
REIT = Real Estate Investment Trust


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.7%
AEROSPACE & DEFENSE -- 2.4%
Alliant Techsystems, Inc.
  (a)(b)......................         146   $     12,024
Boeing Co. (b)................       2,852        121,210
General Dynamics Corp. (b)....       1,423         78,820
Goodrich Corp. (b)............         545         27,234
Honeywell International, Inc.
  (b).........................       2,934         92,128
ITT Corp. ....................         793         35,288
L-3 Communications Holdings,
  Inc. (b)....................         520         36,078
Lockheed Martin Corp. ........       1,389        112,023
Northrop Grumman Corp. (b)....       1,327         60,617
Precision Castparts Corp. ....         611         44,621
Raytheon Co. (b)..............       1,721         76,464
Rockwell Collins, Inc. (b)....         693         28,919
Spirit Aerosystems Holdings,
  Inc. (a)(b).................         445          6,114
United Technologies Corp.
  (b).........................       3,859        200,514
                                             ------------
                                                  932,054
                                             ------------
AIR FREIGHT & LOGISTICS -- 0.8%
C.H. Robinson Worldwide, Inc.
  (b).........................         743         38,747
Expeditors International
  Washington, Inc. (b)........         930         31,006
FedEx Corp. (b)...............       1,269         70,582
United Parcel Service, Inc.
  (Class B) (b)...............       3,048        152,370
                                             ------------
                                                  292,705
                                             ------------
AIRLINES -- 0.1%
AMR Corp. (a)(b)..............       1,205          4,844
Delta Air Lines, Inc. (a)(b)..       3,224         18,667
Southwest Airlines Co. (b)....       3,217         21,651
                                             ------------
                                                   45,162
                                             ------------
AUTO COMPONENTS -- 0.2%
BorgWarner, Inc. (b)..........         499         17,041
Johnson Controls, Inc. (b)....       2,588         56,212
The Goodyear Tire & Rubber Co.
  (a)(b)......................       1,036         11,665
                                             ------------
                                                   84,918
                                             ------------
AUTOMOBILES -- 0.3%
Ford Motor Co. (a)(b).........      13,767         83,565
Harley-Davidson, Inc. (b).....       1,032         16,729
                                             ------------
                                                  100,294
                                             ------------
BEVERAGES -- 2.5%
Brown-Forman Corp. (Class B)
  (b).........................         395         16,977
Coca-Cola Enterprises, Inc. ..       1,383         23,027
Constellation Brands, Inc.
  (Class A) (a)(b)............         840         10,651
Dr. Pepper Snapple Group, Inc.
  (a).........................       1,112         23,563
Hansen Natural Corp. (a)(b)...         315          9,708
Molson Coors Brewing Co.
  (Class B) (b)...............         646         27,345
PepsiAmericas, Inc. (b).......         281          7,534
PepsiCo, Inc. ................       6,873        377,740
The Coca-Cola Co. (b).........       9,248        443,812
The Pepsi Bottling Group,
  Inc. .......................         604         20,440
                                             ------------
                                                  960,797
                                             ------------
BIOTECHNOLOGY -- 1.9%
Abraxis Bioscience, Inc.
  (a)(b)......................          18            663
Alexion Pharmaceuticals, Inc.
  (a)(b)......................         341         14,022
Amgen, Inc. (a)...............       4,449        235,530
Amylin Pharmaceuticals, Inc.
  (a)(b)......................         597          8,060
Biogen Idec, Inc. (a)(b)......       1,299         58,650
BioMarin Pharmaceutical, Inc.
  (a)(b)......................         423          6,603
Celgene Corp. (a).............       1,975         94,484
Cephalon, Inc. (a)(b).........         303         17,165
Genzyme Corp. (a).............       1,181         65,746
Gilead Sciences, Inc. (a).....       4,005        187,594
Myriad Genetics, Inc. (a)(b)..         408         14,545
Myriad Pharmaceuticals, Inc.
  (a).........................         101            470
OSI Pharmaceuticals, Inc.
  (a)(b)......................         250          7,058
Vertex Pharmaceuticals, Inc.
  (a).........................         699         24,912
                                             ------------
                                                  735,502
                                             ------------
BUILDING PRODUCTS -- 0.0% (D)
Masco Corp. (b)...............       1,607         15,395
                                             ------------
CAPITAL MARKETS -- 2.8%
Affiliated Managers Group,
  Inc. (a)(b).................         179         10,416
AllianceBernstein Holding LP..         139          2,793
Ameriprise Financial, Inc.
  (b).........................       1,163         28,226
BlackRock, Inc. (b)...........          89         15,612
Eaton Vance Corp. (b).........         504         13,482
Federated Investors, Inc.
  (Class B) (b)...............         413          9,949
Franklin Resources, Inc. .....         697         50,191
Invesco, Ltd. ................       1,703         30,347
Jefferies Group, Inc. (a)(b)..         505         10,772
Lazard, Ltd. (Class A) (b)....         335          9,018
Legg Mason, Inc. (b)..........         611         14,896
Morgan Stanley (b)............       5,283        150,618
Northern Trust Corp. (b)......       1,070         57,438
Och-Ziff Capital Management
  Group LLC (Class A) (b).....         178          1,586
Raymond James Financial, Inc.
  (b).........................         428          7,366
SEI Investments Co. (b).......         609         10,986
State Street Corp.(c).........       2,069         97,657
T. Rowe Price Group, Inc.
  (b).........................       1,137         47,379
TD Ameritrade Holding Corp.
  (a)(b)......................       1,053         18,470
The Bank of New York Mellon
  Corp. ......................       5,216        152,881
The Charles Schwab Corp. .....       4,110         72,089
The Goldman Sachs Group, Inc.
  (b).........................       1,856        273,649
                                             ------------
                                                1,085,821
                                             ------------
CHEMICALS -- 1.9%
Air Products & Chemicals,
  Inc. .......................         861         55,612
Airgas, Inc. .................         304         12,321
Albemarle Corp. ..............         397         10,151
Celanese Corp. (Series A).....         647         15,366
CF Industries Holdings,
  Inc. .......................         251         18,609
E. I. du Pont de Nemours &
  Co. ........................       3,623         92,821
Eastman Chemical Co. (b)......         313         11,863
Ecolab, Inc. (b)..............         773         30,139
FMC Corp. (b).................         324         15,325
International Flavors &
  Fragrances, Inc. (b)........         344         11,256
Intrepid Potash, Inc. (a)(b)..         143          4,016
Lubrizol Corp. ...............         294         13,909
Monsanto Co. (b)..............       2,380        176,929
PPG Industries, Inc. (b)......         718         31,520
Praxair, Inc. ................       1,360         96,655
Sigma-Aldrich Corp. (b).......         467         23,145
Terra Industries, Inc. (b)....         446         10,802
Terra Nitrogen Co. LP.........          33          3,326
The Dow Chemical Co. (b)......       4,649         75,035


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
The Mosaic Co. (b)............         648   $     28,706
The Scotts Miracle-Gro Co.
  (Class A) (b)...............         194          6,800
                                             ------------
                                                  744,306
                                             ------------
COMMERCIAL BANKS -- 2.3%
BB&T Corp. (b)................       2,806         61,676
BOK Financial Corp. (b).......          95          3,579
City National Corp. (b).......         181          6,666
Comerica, Inc. (b)............         666         14,086
Commerce Bancshares, Inc.
  (b).........................         268          8,530
Cullen/Frost Bankers, Inc.
  (b).........................         247         11,392
Keycorp (b)...................       2,893         15,159
M&T Bank Corp. (b)............         340         17,316
PNC Financial Services Group,
  Inc. (b)....................       1,968         76,378
Regions Financial Corp. (b)...       4,765         19,251
SunTrust Banks, Inc. (b)......       2,025         33,311
U.S. Bancorp (b)..............       7,632        136,766
Wells Fargo & Co. (b).........      19,678        477,388
                                             ------------
                                                  881,498
                                             ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
Avery Dennison Corp. (b)......         409         10,503
Cintas Corp. (b)..............         582         13,293
Copart, Inc. (a)(b)...........         277          9,604
Corrections Corp. of America
  (a).........................         549          9,327
Covanta Holding Corp. (a)(b)..         538          9,124
Iron Mountain, Inc. (a)(b)....         788         22,655
Pitney Bowes, Inc. (b)........         920         20,176
R.R. Donnelley & Sons Co.
  (b).........................         908         10,551
Republic Services, Inc. (b)...       1,353         33,027
Stericycle, Inc. (a)(b).......         385         19,839
Waste Connections, Inc.
  (a)(b)......................         345          8,939
Waste Management, Inc. (b)....       2,163         60,910
                                             ------------
                                                  227,948
                                             ------------
COMMUNICATIONS EQUIPMENT -- 2.4%
Cisco Systems, Inc. (a).......      25,047        466,876
EchoStar Corp. (Class A)
  (a)(b)......................         180          2,869
Harris Corp. .................         588         16,676
Juniper Networks, Inc.
  (a)(b)......................       2,305         54,398
Motorola, Inc. ...............       9,246         61,301
QUALCOMM, Inc. (b)............       7,112        321,462
                                             ------------
                                                  923,582
                                             ------------
COMPUTERS & PERIPHERALS -- 5.0%
Apple, Inc. (a)...............       3,904        556,047
Dell, Inc. (a)(b).............       7,531        103,401
EMC Corp. (a)(b)..............       8,694        113,891
Hewlett-Packard Co. ..........      10,475        404,859
International Business
  Machines Corp. .............       5,747        600,102
Lexmark International, Inc.
  (Class A) (a)(b)............         364          5,769
NCR Corp. (a).................         718          8,494
NetApp, Inc. (a)..............       1,435         28,298
SanDisk Corp. (a)(b)..........         989         14,528
Seagate Technology (b)........       2,121         22,186
Sun Microsystems, Inc. (a)....       3,221         29,698
Teradata Corp. (a)............         781         18,299
Western Digital Corp. (a).....         961         25,466
                                             ------------
                                                1,931,038
                                             ------------
CONSTRUCTION & ENGINEERING -- 0.4%
Aecom Technology Corp.
  (a)(b)......................         339         10,848
Fluor Corp. (b)...............         790         40,519
Jacobs Engineering Group, Inc.
  (a)(b)......................         537         22,602
KBR, Inc. ....................         715         13,185
Quanta Services, Inc. (a)(b)..         860         19,892
The Shaw Group, Inc. (a)......         429         11,759
URS Corp. (a)(b)..............         368         18,223
                                             ------------
                                                  137,028
                                             ------------
CONSTRUCTION MATERIALS -- 0.1%
Martin Marietta Materials,
  Inc. (b)....................         181         14,277
Vulcan Materials Co. .........         400         17,240
                                             ------------
                                                   31,517
                                             ------------
CONSUMER FINANCE -- 0.5%
American Express Co. (b)......       4,529        105,254
Capital One Financial Corp.
  (b).........................       2,031         44,438
Discover Financial Services
  (b).........................       2,077         21,331
SLM Corp. (a)(b)..............       2,046         21,012
                                             ------------
                                                  192,035
                                             ------------
CONTAINERS & PACKAGING -- 0.3%
Aptargroup, Inc. (b)..........         282          9,523
Ball Corp. (b)................         412         18,606
Bemis Co., Inc. (b)...........         449         11,315
Crown Holdings, Inc. (a)(b)...         699         16,874
Owens-Illinois, Inc. (a)......         744         20,839
Pactiv Corp. (a)(b)...........         573         12,434
Sealed Air Corp. (b)..........         698         12,878
Sonoco Products Co. ..........         430         10,299
                                             ------------
                                                  112,768
                                             ------------
DISTRIBUTORS -- 0.1%
Genuine Parts Co. (b).........         704         23,626
                                             ------------
DIVERSIFIED CONSUMER SERVICES -- 0.3%
Apollo Group, Inc. (a)(b).....         576         40,965
Career Education Corp.
  (a)(b)......................         392          9,757
DeVry, Inc. (b)...............         270         13,511
H&R Block, Inc. (b)...........       1,479         25,483
ITT Educational Services, Inc.
  (a)(b)......................         170         17,112
Strayer Education, Inc. (b)...          59         12,869
Weight Watchers International,
  Inc. (b)....................         165          4,252
                                             ------------
                                                  123,949
                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 3.3%
Bank of America Corp. (b).....      33,243        438,808
Citigroup, Inc. (b)...........      22,287         66,193
CME Group, Inc. (b)...........         290         90,222
Intercontinental Exchange,
  Inc. (a)(b).................         318         36,328
JPMorgan Chase & Co. (b)......      16,285        555,481
Leucadia National Corp.
  (a)(b)......................         756         15,944
Moody's Corp. (b).............         838         22,081
NYSE Euronext (b).............       1,129         30,765
The Nasdaq OMX Group, Inc.
  (a)(b)......................         694         14,789
                                             ------------
                                                1,270,611
                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.0%
AT&T, Inc. ...................      25,866        642,511
CenturyTel, Inc. (b)..........         442         13,569
Clearwire Corp. (Class A)
  (a)(b)......................         307          1,698
Embarq Corp. (b)..............         627         26,372
Frontier Communications
  Corp. ......................       1,371          9,789
Level 3 Communications, Inc.
  (a)(b)......................       6,953         10,499


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Qwest Communications
  International, Inc. (b).....       6,202   $     25,738
Verizon Communications, Inc.
  (b).........................      12,560        385,969
Windstream Corp. (b)..........       1,933         16,160
                                             ------------
                                                1,132,305
                                             ------------
ELECTRIC UTILITIES -- 2.2%
Allegheny Energy, Inc. (b)....         739         18,955
American Electric Power Co.,
  Inc. (b)....................       2,081         60,120
DPL, Inc. (b).................         499         11,562
Duke Energy Corp. (b).........       5,473         79,851
Edison International (b)......       1,311         41,244
Entergy Corp. (b).............         825         63,954
Exelon Corp. (b)..............       2,908        148,919
FirstEnergy Corp. (b).........       1,327         51,421
FPL Group, Inc. (b)...........       1,642         93,364
ITC Holdings Corp. (b)........         215          9,753
Northeast Utilities (b).......         798         17,803
NV Energy, Inc. (b)...........       1,020         11,006
Pepco Holdings, Inc. (b)......         945         12,701
Pinnacle West Capital Corp.
  (b).........................         442         13,326
PPL Corp. (b).................       1,626         53,593
Progress Energy, Inc. (b).....       1,153         43,618
The Southern Co. (b)..........       3,386        105,508
Westar Energy, Inc. (b).......         470          8,822
                                             ------------
                                                  845,520
                                             ------------
ELECTRICAL EQUIPMENT -- 0.6%
AMETEK, Inc. (b)..............         461         15,941
Cooper Industries, Ltd. (Class
  A) (b)......................         757         23,505
Emerson Electric Co. (b)......       3,286        106,466
First Solar, Inc. (a)(b)......         198         32,100
Hubbell, Inc. (Class B) (b)...         234          7,502
Rockwell Automation, Inc.
  (b).........................         564         18,116
Roper Industries, Inc. (b)....         390         17,671
SunPower Corp. (Class A)
  (a)(b)......................         477         12,707
                                             ------------
                                                  234,008
                                             ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.7%
Agilent Technologies, Inc.
  (a)(b)......................       1,555         31,582
Amphenol Corp. (Class A) (b)..         768         24,299
Arrow Electronics, Inc. (a)...         526         11,172
Avnet, Inc. (a)...............         646         13,585
Corning, Inc. ................       6,911        110,991
Dolby Laboratories, Inc.
  (Class A) (a)(b)............         232          8,649
FLIR Systems, Inc. (a)(b).....         618         13,942
Ingram Micro, Inc. (Class A)
  (a)(b)......................         624         10,920
Itron, Inc. (a)(b)............         144          7,930
Mettler-Toledo International,
  Inc. (a)(b).................         144         11,110
Molex, Inc. (b)...............         580          9,019
Trimble Navigation, Ltd.
  (a)(b)......................         549         10,777
                                             ------------
                                                  263,976
                                             ------------
ENERGY EQUIPMENT & SERVICES -- 1.8%
Baker Hughes, Inc. (b)........       1,344         48,975
BJ Services Co. (b)...........       1,291         17,596
Cameron International Corp.
  (a).........................         952         26,942
Diamond Offshore Drilling,
  Inc. (b)....................         288         23,918
ENSCO International, Inc.
  (b).........................         631         22,003
Exterran Holdings, Inc.
  (a)(b)......................         284          4,555
FMC Technologies, Inc.
  (a)(b)......................         560         21,045
Halliburton Co. (b)...........       3,900         80,730
Helmerich & Payne, Inc. (b)...         410         12,657
Nabors Industries, Ltd.
  (a)(b)......................       1,245         19,397
National-Oilwell Varco, Inc.
  (a)(b)......................       1,795         58,625
Patterson-UTI Energy, Inc.
  (b).........................         679          8,732
Pride International, Inc.
  (a)(b)......................         751         18,820
Rowan Cos., Inc. (b)..........         471          9,100
Schlumberger, Ltd. (b)........       5,240        283,536
Smith International, Inc.
  (b).........................         951         24,488
Tidewater, Inc. (b)...........         227          9,732
                                             ------------
                                                  690,851
                                             ------------
FOOD & STAPLES RETAILING -- 2.8%
Costco Wholesale Corp. (b)....       1,881         85,962
CVS Caremark Corp. (b)........       6,300        200,781
Safeway, Inc. (b).............       1,872         38,133
SUPERVALU, Inc. (b)...........         928         12,017
Sysco Corp. ..................       2,573         57,841
The Kroger Co. (b)............       2,677         59,028
Wal-Mart Stores, Inc. ........       9,807        475,051
Walgreen Co. .................       4,323        127,096
Whole Foods Market, Inc. (b)..         608         11,540
                                             ------------
                                                1,067,449
                                             ------------
FOOD PRODUCTS -- 1.7%
Archer-Daniels-Midland Co.
  (b).........................       2,561         68,558
Bunge, Ltd. (b)...............         523         31,511
Campbell Soup Co. (b).........         978         28,773
ConAgra Foods, Inc. (b).......       1,976         37,663
Dean Foods Co. (a)(b).........         766         14,700
Flowers Foods, Inc. (b).......         374          8,168
General Mills, Inc. (b).......       1,354         75,851
H.J. Heinz Co. ...............       1,369         48,873
Hormel Foods Corp. ...........         321         11,087
Kellogg Co. (b)...............       1,043         48,573
Kraft Foods, Inc. (b).........       5,919        149,987
McCormick & Co., Inc. (b).....         503         16,363
Ralcorp Holdings, Inc.
  (a)(b)......................         248         15,108
Sara Lee Corp. ...............       2,873         28,040
Smithfield Foods, Inc.
  (a)(b)......................         588          8,214
The Hershey Co. (b)...........         705         25,380
The J.M. Smucker Co. (b)......         516         25,109
Tyson Foods, Inc. (Class A)
  (b).........................       1,272         16,040
                                             ------------
                                                  657,998
                                             ------------
GAS UTILITIES -- 0.3%
AGL Resources, Inc. (b).......         336         10,685
Atmos Energy Corp. ...........         398          9,966
Energen Corp. ................         283         11,292
EQT CORP (b)..................         572         19,968
National Fuel Gas Co. (b).....         296         10,680
ONEOK, Inc. (b)...............         432         12,740
Piedmont Natural Gas Co., Inc.
  (b).........................         302          7,281
Questar Corp. ................         755         23,450
UGI Corp. ....................         468         11,929
                                             ------------
                                                  117,991
                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.2%
Baxter International, Inc. ...       2,678        141,827
Beckman Coulter, Inc. (b).....         267         15,256
Becton, Dickinson & Co. (b)...         987         70,383
Boston Scientific Corp.
  (a)(b)......................       6,470         65,606
C.R. Bard, Inc. (b)...........         433         32,237
DENTSPLY International, Inc.
  (b).........................         607         18,526
Edwards Lifesciences Corp.
  (a)(b)......................         247         16,803
Gen-Probe, Inc. (a)...........         234         10,057


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Hologic, Inc. (a)(b)..........       1,107   $     15,753
Hospira, Inc. (a)(b)..........         698         26,887
IDEXX Laboratories, Inc.
  (a)(b)......................         264         12,197
Immucor, Inc. (a).............         305          4,197
Intuitive Surgical, Inc.
  (a)(b)......................         164         26,840
Inverness Medical Innovations,
  Inc. (a)(b).................         338         12,026
Kinetic Concepts, Inc.
  (a)(b)......................         227          6,186
Medtronic, Inc. ..............       4,946        172,566
ResMed, Inc. (a)(b)...........         328         13,360
St. Jude Medical, Inc.
  (a)(b)......................       1,502         61,732
Stryker Corp. (b).............       1,326         52,695
Teleflex, Inc. ...............         175          7,845
Varian Medical Systems, Inc.
  (a)(b)......................         549         19,292
Zimmer Holdings, Inc. (a).....         987         42,046
                                             ------------
                                                  844,317
                                             ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.1%
Aetna, Inc. ..................       2,013         50,425
AmerisourceBergen Corp. (b)...       1,328         23,559
Cardinal Health, Inc. (b).....       1,556         47,536
CIGNA Corp. (b)...............       1,199         28,884
Community Health Systems, Inc.
  (a)(b)......................         407         10,277
Coventry Health Care, Inc.
  (a).........................         649         12,143
DaVita, Inc. (a)(b)...........         463         22,900
Express Scripts, Inc. (Class
  A) (a)......................       1,015         69,781
Health Net, Inc. (a)(b).......         457          7,106
Henry Schein, Inc. (a)(b).....         404         19,372
Humana, Inc. (a)..............         745         24,034
Laboratory Corp. of America
  Holdings (a)(b).............         469         31,793
Lincare Holdings, Inc.
  (a)(b)......................         315          7,409
McKesson Corp. (b)............       1,196         52,624
Medco Health Solutions, Inc.
  (a).........................       2,067         94,276
Omnicare, Inc. (b)............         474         12,210
Patterson Cos., Inc. (a)(b)...         434          9,418
Quest Diagnostics, Inc. (b)...         642         36,228
UnitedHealth Group, Inc. .....       5,159        128,872
Universal Health Services,
  Inc. (Class B) (b)..........         214         10,454
WellPoint, Inc. (a)...........       2,077        105,698
                                             ------------
                                                  804,999
                                             ------------
HEALTH CARE TECHNOLOGY -- 0.1%
Cerner Corp. (a)(b)...........         282         17,566
IMS Health, Inc. .............         782          9,931
                                             ------------
                                                   27,497
                                             ------------
HOTELS, RESTAURANTS & LEISURE -- 1.5%
Burger King Holdings, Inc.
  (b).........................         397          6,856
Carnival Corp. (b)............       1,849         47,649
Darden Restaurants, Inc. (b)..         550         18,139
International Game Technology
  (b).........................       1,306         20,765
Las Vegas Sands Corp. (a)(b)..       1,567         12,317
Marriott International, Inc.
  (Class A) (b)...............       1,340         29,572
McDonald's Corp. .............       4,898        281,586
MGM MIRAGE, Inc. (a)(b).......       1,080          6,901
Penn National Gaming, Inc.
  (a)(b)......................         360         10,480
Royal Caribbean Cruises, Ltd.
  (b).........................         597          8,083
Starbucks Corp. (a)(b)........       3,202         44,476
Starwood Hotels & Resorts
  Worldwide, Inc. (b).........         745         16,539
Wendy's/Arby's Group, Inc.
  (Class A) (b)...............       1,916          7,664
Wynn Resorts, Ltd. (a)(b).....         315         11,119
Yum! Brands, Inc. (b).........       2,020         67,347
                                             ------------
                                                  589,493
                                             ------------
HOUSEHOLD DURABLES -- 0.4%
D.R. Horton, Inc. (b).........       1,199         11,223
Fortune Brands, Inc. (b)......         665         23,102
Garmin, Ltd. (b)..............         533         12,696
Leggett & Platt, Inc. (b).....         694         10,570
Mohawk Industries, Inc.
  (a)(b)......................         235          8,385
Newell Rubbermaid, Inc. ......       1,208         12,575
NVR, Inc. (a)(b)..............          21         10,550
Pulte Homes, Inc. (b).........         911          8,044
The Black & Decker Corp. (b)..         272          7,796
The Stanley Works (b).........         344         11,641
Toll Brothers, Inc. (a)(b)....         586          9,944
Whirlpool Corp. (b)...........         324         13,789
                                             ------------
                                                  140,315
                                             ------------
HOUSEHOLD PRODUCTS -- 2.5%
Church & Dwight Co., Inc.
  (b).........................         304         16,510
Colgate-Palmolive Co. (b).....       2,140        151,384
Energizer Holdings, Inc.
  (a)(b)......................         249         13,008
Kimberly-Clark Corp. .........       1,810         94,898
Procter & Gamble Co. .........      12,761        652,087
The Clorox Co. (b)............         605         33,777
                                             ------------
                                                  961,664
                                             ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
Calpine Corp. (a)(b)..........       1,553         17,316
Constellation Energy Group,
  Inc. (b)....................         779         20,706
Dynegy, Inc. (Class A)
  (a)(b)......................       2,249          5,105
Mirant Corp. (a)(b)...........         682         10,735
NRG Energy, Inc. (a)(b).......       1,134         29,438
RRI Energy, Inc. (a)(b).......       1,504          7,535
The AES Corp. (a)(b)..........       2,916         33,855
                                             ------------
                                                  124,690
                                             ------------
INDUSTRIAL CONGLOMERATES -- 1.9%
3M Co. .......................       2,822        169,602
General Electric Co. (b)......      45,957        538,616
Icahn Enterprises LP..........          18            706
McDermott International, Inc.
  (a)(b)......................         995         20,209
Textron, Inc. (b).............       1,076         10,394
                                             ------------
                                                  739,527
                                             ------------
INSURANCE -- 3.7%
AFLAC, Inc. ..................       2,036         63,299
Alleghany Corp. (a)(b)........          23          6,233
Allied World Assurance Company
  Holdings, Ltd. .............         155          6,329
American Financial Group, Inc.
  (b).........................         338          7,294
American International Group,
  Inc. (b)....................      10,298         11,946
AON Corp. (b).................       1,038         39,309
Arch Capital Group, Ltd.
  (a)(b)......................         218         12,770
Assurant, Inc. ...............         516         12,430
Axis Capital Holdings, Ltd.
  (b).........................         619         16,205
Berkshire Hathaway, Inc.
  (Class A) (a)...............           5        450,000
Brown & Brown, Inc. (b).......         496          9,885
Chubb Corp. ..................       1,554         61,974
Cincinnati Financial Corp.
  (b).........................         661         14,773
CNA Financial Corp. (b).......         120          1,856


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Everest Re Group, Ltd. (b)....         255   $     18,250
Fidelity National Financial,
  Inc. (Class A)..............         984         13,314
First American Corp. (b)......         437         11,323
Hartford Financial Services
  Group, Inc. (b).............       1,540         18,280
HCC Insurance Holdings, Inc.
  (b).........................         501         12,029
Lincoln National Corp. (b)....       1,126         19,378
Loews Corp. (b)...............       1,549         42,443
Markel Corp. (a)(b)...........          40         11,268
Marsh & McLennan Cos., Inc.
  (b).........................       2,242         45,131
MetLife, Inc. (b).............       2,503         75,115
Odyssey Re Holdings Corp.
  (b).........................          75          2,999
Old Republic International
  Corp. (b)...................       1,005          9,899
PartnerRe, Ltd. ..............         238         15,458
Principal Financial Group,
  Inc. .......................       1,345         25,340
Prudential Financial, Inc.
  (b).........................       1,869         69,564
Reinsurance Group of America,
  Inc. (b)....................         270          9,426
RenaissanceRe Holdings, Ltd.
  (b).........................         267         12,426
The Allstate Corp. (b)........       2,363         57,657
The Hanover Insurance Group,
  Inc. (b)....................         228          8,689
The Progressive Corp. (a)(b)..       2,770         41,855
The Travelers Cos., Inc. .....       2,547        104,529
Torchmark Corp. (b)...........         380         14,075
Transatlantic Holdings, Inc.
  (b).........................         209          9,056
Unum Group (b)................       1,446         22,934
W.R. Berkley Corp. (b)........         625         13,419
Wesco Financial Corp. (b).....           4          1,164
White Mountains Insurance
  Group, Ltd. (b).............          36          8,241
                                             ------------
                                                1,407,565
                                             ------------
INTERNET & CATALOG RETAIL -- 0.4%
Amazon.com, Inc. (a)(b).......       1,360        113,778
Expedia, Inc. (a)(b)..........         904         13,659
Liberty Media
  Corp -- Interactive (Class
  A) (a)(b)...................       2,658         13,317
Netflix, Inc. (a)(b)..........         200          8,268
Priceline.com, Inc. (a)(b)....         178         19,856
                                             ------------
                                                  168,878
                                             ------------
INTERNET SOFTWARE & SERVICES -- 1.7%
Akamai Technologies, Inc.
  (a)(b)......................         734         14,078
eBay, Inc. (a)................       4,790         82,053
Google, Inc. (Class A) (a)....       1,010        425,806
IAC/InterActiveCorp. (a)(b)...         370          5,938
VeriSign, Inc. (a)(b).........         847         15,653
Yahoo!, Inc. (a)(b)...........       5,631         88,181
                                             ------------
                                                  631,709
                                             ------------
IT SERVICES -- 1.7%
Accenture, Ltd. (Class A).....       2,559         85,624
Affiliated Computer Services,
  Inc. (Class A) (a)(b).......         404         17,946
Alliance Data Systems Corp.
  (a)(b)......................         293         12,069
Automatic Data Processing,
  Inc. .......................       2,221         78,712
Broadridge Financial
  Solutions, Inc. ............         611         10,130
Cognizant Technology Solutions
  Corp. (Class A) (a)(b)......       1,258         33,589
Computer Sciences Corp.
  (a)(b)......................         663         29,371
DST Systems, Inc. (a)(b)......         181          6,688
Fidelity National Information
  Services, Inc. (b)..........         827         16,507
Fiserv, Inc. (a)(b)...........         711         32,493
Global Payments, Inc. ........         350         13,111
Hewitt Associates, Inc. (Class
  A) (a)(b)...................         384         11,435
Lender Processing Services,
  Inc. .......................         413         11,469
ManTech International Corp.
  (Class A) (a)(b)............          90          3,874
Mastercard, Inc. (Class A)
  (b).........................         376         62,908
Metavante Technologies, Inc.
  (a)(b)......................         394         10,189
Paychex, Inc. (b).............       1,418         35,734
SAIC, Inc. (a)................         893         16,565
The Western Union Co. ........       3,124         51,233
Total System Services, Inc.
  (b).........................         872         11,676
Visa, Inc. (Class A) (b)......       1,872        116,551
                                             ------------
                                                  667,874
                                             ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
Hasbro, Inc. (b)..............         555         13,453
Mattel, Inc. (b)..............       1,569         25,183
                                             ------------
                                                   38,636
                                             ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.6%
Charles River Laboratories
  International, Inc. (a)(b)..         304         10,260
Covance, Inc. (a)(b)..........         283         13,924
Illumina, Inc. (a)(b).........         539         20,989
Life Technologies Corp.
  (a)(b)......................         752         31,373
Millipore Corp. (a)(b)........         236         16,569
PerkinElmer, Inc. (b).........         520          9,048
Pharmaceutical Product
  Development, Inc. (b).......         454         10,542
Techne Corp. (b)..............         163         10,401
Thermo Fisher Scientific, Inc.
  (a)(b)......................       1,834         74,772
Waters Corp. (a)(b)...........         432         22,235
                                             ------------
                                                  220,113
                                             ------------
MACHINERY -- 1.5%
AGCO Corp. (a)(b).............         393         11,425
Caterpillar, Inc. (b).........       2,627         86,796
Cummins, Inc. (b).............         806         28,379
Danaher Corp. ................       1,075         66,370
Deere & Co. (b)...............       1,839         73,468
Donaldson Co., Inc. (b).......         299         10,357
Dover Corp. ..................         823         27,233
Eaton Corp. (b)...............         719         32,075
Flowserve Corp. ..............         252         17,592
Harsco Corp. (b)..............         367         10,386
Illinois Tool Works, Inc.
  (b).........................       1,916         71,543
Joy Global, Inc. (b)..........         464         16,574
Lincoln Electric Holdings,
  Inc. (b)....................         179          6,451
Navistar International Corp.
  (a)(b)......................         271         11,816
PACCAR, Inc. (b)..............       1,503         48,863
Pall Corp. ...................         522         13,864
Parker-Hannifin Corp. ........         701         30,115
Pentair, Inc. (b).............         427         10,940
SPX Corp. (b).................         234         11,459
                                             ------------
                                                  585,706
                                             ------------
MEDIA -- 2.7%
Cablevision Systems Corp.
  (Class A)...................       1,004         19,488
CBS Corp. (b).................       2,660         18,407
Clear Channel Outdoor
  Holdings, Inc. (Class A)
  (a)(b)......................         174            922
Comcast Corp. (Class A).......      12,672        183,617
Discovery Communications, Inc.
  (Series A) (a)(b)...........       1,224         27,601


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
DISH Network Corp. (Class A)
  (a)(b)......................         928   $     15,043
DreamWorks Animation SKG, Inc.
  (Class A) (a)(b)............         252          6,953
Interactive Data Corp. (b)....         158          3,656
John Wiley & Sons, Inc. (Class
  A) (b)......................         219          7,282
Liberty Global, Inc. (Series
  A) (a)(b)...................       1,080         17,161
Liberty Media
  Corp. -- Entertainment
  (Series A) (a)..............       2,271         60,749
Marvel Entertainment, Inc.
  (a)(b)......................         229          8,150
News Corp. (Class A)..........      10,124         92,230
Omnicom Group, Inc. (b).......       1,357         42,854
Scripps Networks Interactive
  (Class A) (b)...............         358          9,963
The DIRECTV Group, Inc.
  (a)(b)......................       1,989         49,148
The Interpublic Group of Cos.,
  Inc. (a)(b).................       2,124         10,726
The McGraw-Hill Cos., Inc.
  (b).........................       1,402         42,214
The Walt Disney Co. (b).......       7,641        178,265
The Washington Post Co. (b)...          24          8,453
Time Warner Cable, Inc. ......       1,512         47,885
Time Warner, Inc. (b).........       5,252        132,298
Viacom, Inc. (a)(b)...........       2,344         53,209
Virgin Media, Inc. (b)........       1,289         12,052
                                             ------------
                                                1,048,326
                                             ------------
METALS & MINING -- 1.0%
Alcoa, Inc. (b)...............       4,244         43,841
Allegheny Technologies, Inc.
  (b).........................         408         14,251
Cliffs Natural Resources,
  Inc. .......................         580         14,193
Compass Minerals
  International, Inc. (b).....         142          7,797
Freeport-McMoRan Copper &
  Gold, Inc. (b)..............       1,767         88,544
Newmont Mining Corp. .........       2,076         84,846
Nucor Corp. (b)...............       1,253         55,671
Reliance Steel & Aluminum Co.
  (b).........................         282         10,826
Southern Copper Corp. (b).....         967         19,766
Steel Dynamics, Inc. (b)......         828         12,196
United States Steel Corp.
  (b).........................         620         22,159
                                             ------------
                                                  374,090
                                             ------------
MULTI-UTILITIES -- 1.4%
Alliant Energy Corp. (b)......         486         12,699
Ameren Corp. (b)..............         916         22,799
CenterPoint Energy, Inc. .....       1,353         14,991
CMS Energy Corp. (b)..........         969         11,706
Consolidated Edison, Inc.
  (b).........................       1,196         44,754
Dominion Resources, Inc. (b)..       2,538         84,820
DTE Energy Co. (b)............         717         22,944
Integrys Energy Group, Inc.
  (b).........................         336         10,077
MDU Resources Group, Inc.
  (b).........................         738         14,000
NiSource, Inc. (b)............       1,189         13,864
NSTAR (b).....................         465         14,931
OGE Energy Corp. .............         413         11,696
PG&E Corp. (b)................       1,595         61,312
Public Service Enterprise
  Group, Inc. ................       2,219         72,406
SCANA Corp. (b)...............         484         15,715
Sempra Energy (b).............         987         48,985
TECO Energy, Inc. (b).........         872         10,403
Vectren Corp. (b).............         355          8,318
Wisconsin Energy Corp. (b)....         514         20,925
Xcel Energy, Inc. (b).........       1,961         36,102
                                             ------------
                                                  553,447
                                             ------------
MULTILINE RETAIL -- 0.7%
Dollar Tree Stores, Inc.
  (a)(b)......................         395         16,629
Family Dollar Stores, Inc.
  (b).........................         576         16,301
J. C. Penney Co., Inc. (b)....         861         24,719
Kohl's Corp. (a)(b)...........       1,253         53,566
Macy's, Inc. (b)..............       1,827         21,486
Nordstrom, Inc. (b)...........         744         14,798
Sears Holdings Corp. (a)(b)...         261         17,362
Target Corp. (b)..............       2,981        117,660
                                             ------------
                                                  282,521
                                             ------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp. (b)...............       3,823         24,773
                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 10.6%
Alpha Natural Resources, Inc.
  (a)(b)......................         306          8,039
Anadarko Petroleum Corp. (b)..       2,203         99,994
Apache Corp. .................       1,469        105,988
Arch Coal, Inc. (b)...........         625          9,606
Boardwalk Pipeline Partners LP
  (b).........................         245          5,532
Buckeye Partners LP (b).......         212          9,080
Cabot Oil & Gas Corp. (b).....         464         14,217
Chesapeake Energy Corp. (b)...       2,649         52,530
Chevron Corp. ................       8,796        582,735
Cimarex Energy Co. (b)........         355         10,061
CNX Gas Corp. (a)(b)..........         122          3,205
Concho Resources, Inc. (a)....         271          7,775
ConocoPhillips (b)............       5,667        238,354
CONSOL Energy, Inc. ..........         806         27,372
Continental Resources, Inc.
  (a)(b)......................         144          3,996
Denbury Resources, Inc.
  (a)(b)......................       1,073         15,805
Devon Energy Corp. ...........       1,828         99,626
El Paso Corp. (b).............       3,092         28,539
Enbridge Energy Partners LP
  (b).........................         323         12,461
Energy Transfer Equity LP.....         863         21,894
Energy Transfer Partners LP...         412         16,682
Enterprise GP Holdings LP
  (b).........................         153          3,845
Enterprise Products Partners
  LP (b)......................       1,334         33,270
EOG Resources, Inc. ..........       1,076         73,082
EXCO Resources, Inc. (a)(b)...         748          9,664
Exxon Mobil Corp. (b).........      21,570      1,507,959
Forest Oil Corp. (a)(b).......         477          7,117
Hess Corp. ...................       1,291         69,391
Kinder Morgan Energy Partners
  LP (b)......................         734         37,522
Kinder Morgan Management, LLC
  (a)(b)......................         338         15,267
Magellan Midstream Partners LP
  (b).........................         288         10,011
Marathon Oil Corp. (b)........       3,097         93,313
Murphy Oil Corp. (b)..........         826         44,868
Newfield Exploration Co. (a)..         569         18,589
Noble Energy, Inc. (b)........         747         44,051
NuStar Energy LP (b)..........         183          9,888
Occidental Petroleum Corp. ...       3,563        234,481
ONEOK Partners LP (b).........         227         10,394
Peabody Energy Corp. (b)......       1,178         35,528
Petrohawk Energy Corp.
  (a)(b)......................       1,198         26,715
Pioneer Natural Resources Co.
  (b).........................         523         13,337
Plains All American Pipeline
  LP (b)......................         468         19,913
Plains Exploration &
  Production Co. (a)(b).......         570         15,595
Quicksilver Resources, Inc.
  (a)(b)......................         494          4,589
Range Resources Corp. (b).....         677         28,035
Southwestern Energy Co. (a)...       1,496         58,120
Spectra Energy Corp. (b)......       2,844         48,121


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Sunoco, Inc. (b)..............         520   $     12,064
TEPPCO Partners LP (b)........         373         11,138
Tesoro Corp. (b)..............         596          7,587
The Williams Cos., Inc. ......       2,528         39,462
Ultra Petroleum Corp. (a)(b)..         662         25,818
Valero Energy Corp. (b).......       2,353         39,742
Whiting Petroleum Corp.
  (a)(b)......................         218          7,665
XTO Energy, Inc. .............       2,519         96,075
                                             ------------
                                                4,085,707
                                             ------------
PAPER & FOREST PRODUCTS -- 0.2%
International Paper Co. ......       1,693         25,615
MeadWestvaco Corp. (b)........         711         11,668
Weyerhaeuser Co. (b)..........         922         28,056
                                             ------------
                                                   65,339
                                             ------------
PERSONAL PRODUCTS -- 0.2%
Alberto-Culver Co. (b)........         380          9,664
Avon Products, Inc. (b).......       1,872         48,260
Mead Johnson Nutrition Co
  (a).........................         130          4,130
The Estee Lauder Cos., Inc.
  (Class A) (b)...............         470         15,355
                                             ------------
                                                   77,409
                                             ------------
PHARMACEUTICALS -- 6.8%
Abbott Laboratories...........       6,661        313,334
Allergan, Inc. (b)............       1,353         64,376
Bristol-Myers Squibb Co. .....       8,657        175,824
Eli Lilly & Co. (b)...........       4,259        147,532
Endo Pharmaceuticals Holdings,
  Inc. (a)(b).................         451          8,082
Forest Laboratories, Inc.
  (a)(b)......................       1,335         33,522
Johnson & Johnson.............      12,037        683,702
King Pharmaceuticals, Inc.
  (a)(b)......................       1,068         10,285
Merck & Co., Inc. (b).........       9,291        259,776
Mylan, Inc. (a)(b)............       1,321         17,239
Perrigo Co. (b)...............         371         10,306
Pfizer, Inc. (b)..............      29,297        439,455
Schering-Plough Corp. ........       7,128        179,055
Warner Chilcott, Ltd. (Class
  A) (a)(b)...................         362          4,760
Watson Pharmaceuticals, Inc.
  (a)(b)......................         454         15,295
Wyeth.........................       5,765        261,673
                                             ------------
                                                2,624,216
                                             ------------
PROFESSIONAL SERVICES -- 0.2%
Equifax, Inc. (b).............         557         14,538
FTI Consulting, Inc. (a)(b)...         216         10,956
IHS, Inc. (Class A) (a)(b)....         204         10,173
Manpower, Inc. (b)............         338         14,311
Robert Half International,
  Inc. (b)....................         719         16,983
The Dun & Bradstreet Corp. ...         234         19,003
Watson Wyatt Worldwide, Inc.
  (Class A) (b)...............         183          6,868
                                             ------------
                                                   92,832
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.2%
AMB Property Corp. (b)........         679         12,772
Annaly Capital Management,
  Inc. (b)....................       2,346         35,519
Avalonbay Communities, Inc.
  (b).........................         348         19,467
Boston Properties, Inc. (b)...         622         29,670
Developers Diversified Realty
  Corp. (b)...................          22            107
Digital Realty Trust, Inc.
  (b).........................         305         10,934
Equity Residential (b)........       1,192         26,498
Federal Realty Investment
  Trust (b)...................         253         13,035
HCP, Inc. (b).................       1,102         23,351
Health Care REIT, Inc. (b)....         483         16,470
Host Hotels & Resorts, Inc.
  (b).........................       2,585         21,688
Kimco Realty Corp. (b)........       1,374         13,809
Liberty Property Trust (b)....         428          9,861
Nationwide Health Properties,
  Inc. (b)....................         447         11,506
Plum Creek Timber Co., Inc.
  (b).........................         744         22,156
ProLogis (b)..................       1,977         15,935
Public Storage (b)............         559         36,603
Rayonier, Inc. (b)............         341         12,395
Realty Income Corp. (b).......         452          9,908
Regency Centers Corp. (b).....         405         14,139
Simon Property Group, Inc.
  (b).........................       1,232         63,362
Ventas, Inc. (b)..............         628         18,752
Vornado Realty Trust (b)......         665         29,945
                                             ------------
                                                  467,882
                                             ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
Brookfield Properties Corp.
  (b).........................         891          7,101
The St. Joe Co. (a)(b)........         398         10,543
                                             ------------
                                                   17,644
                                             ------------
ROAD & RAIL -- 0.9%
Burlington Northern Santa Fe
  Corp. (b)...................       1,208         88,836
CSX Corp. ....................       1,741         60,291
Hertz Global Holdings, Inc.
  (a)(b)......................         976          7,798
J.B. Hunt Transport Services,
  Inc. (b)....................         384         11,724
Kansas City Southern (a)(b)...         397          6,396
Norfolk Southern Corp. (b)....       1,598         60,197
Ryder Systems, Inc. (b).......         251          7,008
Union Pacific Corp. (b).......       2,191        114,063
                                             ------------
                                                  356,313
                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%
Advanced Micro Devices, Inc.
  (a)(b)......................       2,433          9,416
Altera Corp. (b)..............       1,304         21,229
Analog Devices, Inc. (b)......       1,281         31,743
Applied Materials, Inc. (b)...       5,856         64,240
Broadcom Corp. (Class A) (a)..       1,854         45,961
Cree, Inc. (a)(b).............         353         10,375
Intel Corp. (b)...............      24,228        400,973
Intersil Corp. (Class A) (b)..         550          6,913
KLA-Tencor Corp. (b)..........         755         19,064
Lam Research Corp. (a)(b).....         557         14,482
Linear Technology Corp. (b)...         899         20,992
LSI Logic Corp. (a)(b)........       2,806         12,795
Marvell Technology Group, Ltd.
  (a).........................       2,103         24,479
Maxim Integrated Products,
  Inc. (b)....................       1,396         21,903
MEMC Electronic Materials,
  Inc. (a)....................         988         17,596
Microchip Technology, Inc.
  (b).........................         801         18,063
Micron Technology, Inc.
  (a)(b)......................       3,322         16,809
National Semiconductor Corp.
  (b).........................       1,005         12,613
NVIDIA Corp. (a)(b)...........       2,344         26,464
ON Semiconductor Corp. (a)....       1,772         12,156
Texas Instruments, Inc. (b)...       5,541        118,023
Varian Semiconductor Equipment
  Associates, Inc. (a)(b).....         318          7,629
Xilinx, Inc. (b)..............       1,209         24,736
                                             ------------
                                                  958,654
                                             ------------
SOFTWARE -- 4.2%
Activision Blizzard, Inc.
  (a)(b)......................       2,576         32,535
Adobe Systems, Inc. (a).......       2,288         64,750
Ansys, Inc. (a)(b)............         393         12,246
Autodesk, Inc. (a)(b).........         992         18,828
BMC Software, Inc. (a)........         806         27,235


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
CA, Inc. (b)..................       1,799   $     31,356
Citrix Systems, Inc. (a)(b)...         791         25,225
Electronic Arts, Inc. (a)(b)..       1,400         30,408
Factset Research Systems, Inc.
  (b).........................         192          9,575
Intuit, Inc. (a)(b)...........       1,295         36,467
McAfee, Inc. (a)(b)...........         669         28,225
Microsoft Corp. ..............      34,418        818,116
Nuance Communications, Inc.
  (a)(b)......................         951         11,497
Oracle Corp. (b)..............      16,621        356,022
Red Hat, Inc. (a).............         829         16,688
Salesforce.com, Inc. (a)(b)...         447         17,062
Sybase, Inc. (a)(b)...........         355         11,126
Symantec Corp. (a)(b).........       3,582         55,736
Synopsys, Inc. (a)(b).........         619         12,077
VMware, Inc. (Class A)
  (a)(b)......................         163          4,445
                                             ------------
                                                1,619,619
                                             ------------
SPECIALTY RETAIL -- 2.0%
Abercrombie & Fitch Co. (Class
  A) (b)......................         376          9,547
Advance Auto Parts, Inc. (b)..         412         17,094
American Eagle Outfitters,
  Inc. (b)....................         781         11,067
AutoZone, Inc. (a)(b).........         148         22,364
Bed Bath & Beyond, Inc.
  (a)(b)......................       1,144         35,178
Best Buy Co., Inc. (b)........       1,465         49,063
CarMax, Inc. (a)(b)...........         867         12,745
GameStop Corp. (Class A)
  (a)(b)......................         662         14,571
Guess ?, Inc. (b).............         269          6,935
Limited Brands, Inc. (b)......       1,318         15,776
Lowe's Cos., Inc. ............       6,480        125,777
O'Reilly Automotive, Inc.
  (a)(b)......................         591         22,505
PetSmart, Inc. (b)............         562         12,061
Ross Stores, Inc. (b).........         567         21,886
Staples, Inc. (b).............       3,104         62,608
The Gap, Inc. (b).............       2,291         37,572
The Home Depot, Inc. (b)......       7,476        176,658
The Sherwin-Williams Co. (b)..         432         23,220
The TJX Cos., Inc. (b)........       1,838         57,823
Tiffany & Co. (b).............         543         13,770
Urban Outfitters, Inc.
  (a)(b)......................         513         10,706
                                             ------------
                                                  758,926
                                             ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
Coach, Inc. (b)...............       1,399         37,605
NIKE, Inc. (Class B) (b)......       1,174         60,790
Polo Ralph Lauren Corp. (b)...         252         13,492
V. F. Corp. (b)...............         377         20,867
                                             ------------
                                                  132,754
                                             ------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
Capitol Federal Financial
  (b).........................          92          3,526
Hudson City Bancorp, Inc.
  (b).........................       2,130         28,308
New York Community Bancorp,
  Inc. (b)....................       1,502         16,057
People's United Financial,
  Inc. (b)....................         751         11,295
TFS Financial Corp. (b).......         410          4,354
                                             ------------
                                                   63,540
                                             ------------
TOBACCO -- 1.6%
Altria Group, Inc. (b)........       9,070        148,657
Lorillard, Inc. (b)...........         733         49,676
Philip Morris International,
  Inc. (b)....................       8,587        374,565
Reynolds American, Inc. (b)...         736         28,424
                                             ------------
                                                  601,322
                                             ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
Fastenal Co. (b)..............         621         20,598
MSC Industrial Direct Co.,
  Inc. (Class A) (b)..........         191          6,777
W.W. Grainger, Inc. (b).......         285         23,336
                                             ------------
                                                   50,711
                                             ------------
WATER UTILITIES -- 0.1%
American Water Works Co., Inc.
  (b).........................         452          8,638
Aqua America, Inc. (b)........         586         10,489
                                             ------------
                                                   19,127
                                             ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
American Tower Corp. (Class A)
  (a)(b)......................       1,730         54,547
Crown Castle International
  Corp. (a)(b)................       1,059         25,437
Leap Wireless International,
  Inc. (a)(b).................         305         10,044
MetroPCS Communications, Inc.
  (a)(b)......................       1,073         14,282
NII Holdings, Inc. (a)(b).....         724         13,807
SBA Communications Corp.
  (Class A) (a)(b)............         506         12,417
Sprint Nextel Corp. (a)(b)....      12,413         59,706
Telephone & Data Systems, Inc.
  (b).........................         447         12,650
US Cellular Corp. (a).........          72          2,768
                                             ------------
                                                  205,658
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $38,988,829)..........                 38,296,445
                                             ------------
SHORT TERM INVESTMENTS -- 28.7%
MONEY MARKET FUNDS -- 28.7%
State Street Navigator
  Securities Lending Prime
  Portfolio (e)(f)............  10,783,247     10,783,247
STIC Prime Portfolio..........     263,385        263,385
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $11,046,632)..........                 11,046,632
                                             ------------
TOTAL INVESTMENTS -- 128.4%
  (g) (Cost $50,035,461)......                 49,343,077
OTHER ASSETS AND
  LIABILITIES -- (28.4)%......                (10,924,092)
                                             ------------
NET ASSETS -- 100.0%..........               $ 38,418,985
                                             ============




(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2009.
(c)    Affiliated issuer. (See accompanying notes.)
(d)    Amount shown represents less than 0.05% of net assets.
(e)    Investments of cash collateral for securities loaned.
(f)    Affiliated Fund managed by SSgA Funds Management, Inc.
(g) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)
REIT = Real Estate
Investment Trust


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
COMMON STOCKS -- 99.8%
AEROSPACE & DEFENSE -- 0.6%
ITT Corp. ....................      6,617   $    294,456
Precision Castparts Corp. ....      5,107        372,964
Rockwell Collins, Inc. .......      5,679        236,985
Spirit Aerosystems Holdings,
  Inc. (a)(b).................      4,270         58,670
                                            ------------
                                                 963,075
                                            ------------
AIR FREIGHT & LOGISTICS -- 0.8%
C.H. Robinson Worldwide,
  Inc. .......................      6,195        323,069
Expeditors International
  Washington, Inc. ...........      7,655        255,218
FedEx Corp. ..................     10,714        595,913
                                            ------------
                                               1,174,200
                                            ------------
AIRLINES -- 0.1%
AMR Corp. (a)(b)..............     10,554         42,427
Southwest Airlines Co. .......     26,357        177,383
                                            ------------
                                                 219,810
                                            ------------
AUTO COMPONENTS -- 0.2%
BorgWarner, Inc. (b)..........      4,170        142,406
The Goodyear Tire & Rubber Co.
  (a).........................      8,620         97,061
                                            ------------
                                                 239,467
                                            ------------
AUTOMOBILES -- 0.5%
Ford Motor Co. (a)(b).........    117,904        715,677
                                            ------------
BEVERAGES -- 2.2%
Brown-Forman Corp. (Class B)
  (b).........................      3,265        140,330
Hansen Natural Corp. (a)......      2,833         87,313
PepsiCo, Inc. ................     57,376      3,153,385
                                            ------------
                                               3,381,028
                                            ------------
BIOTECHNOLOGY -- 4.0%
Abraxis Bioscience, Inc. (a)..        175          6,451
Alexion Pharmaceuticals, Inc.
  (a).........................      2,988        122,867
Amgen, Inc. (a)...............     37,159      1,967,197
Amylin Pharmaceuticals, Inc.
  (a)(b)......................      4,755         64,193
Biogen Idec, Inc. (a).........     10,534        475,610
BioMarin Pharmaceutical, Inc.
  (a)(b)......................      3,733         58,272
Celgene Corp. (a).............     16,871        807,109
Cephalon, Inc. (a)(b).........      2,752        155,901
Genzyme Corp. (a).............      9,946        553,694
Gilead Sciences, Inc. (a).....     33,261      1,557,945
Myriad Genetics, Inc. (a).....      3,336        118,928
Myriad Pharmaceuticals, Inc.
  (a).........................        834          3,878
OSI Pharmaceuticals, Inc.
  (a)(b)......................      2,054         57,984
Vertex Pharmaceuticals, Inc.
  (a)(b)......................      6,378        227,312
                                            ------------
                                               6,177,341
                                            ------------
CAPITAL MARKETS -- 1.9%
Affiliated Managers Group,
  Inc. (a)(b).................      1,477         85,947
BlackRock, Inc. (b)...........        807        141,564
Eaton Vance Corp. (b).........      4,153        111,093
Franklin Resources, Inc. .....      5,800        417,658
Invesco, Ltd. ................     15,101        269,100
Jefferies Group, Inc. (a).....      4,162         88,775
Lazard, Ltd. (Class A)........      2,729         73,465
Northern Trust Corp. .........      8,789        471,793
Raymond James Financial, Inc.
  (b).........................      3,554         61,164
SEI Investments Co. ..........      5,700        102,828
T. Rowe Price Group, Inc.
  (b).........................      9,530        397,115
TD Ameritrade Holding Corp.
  (a).........................      8,546        149,897
The Charles Schwab Corp. .....     34,642        607,621
                                            ------------
                                               2,978,020
                                            ------------
CHEMICALS -- 2.2%
Airgas, Inc. .................      2,506        101,568
Albemarle Corp. ..............      3,282         83,921
Celanese Corp. (Series A).....      5,152        122,360
Ecolab, Inc. .................      6,331        246,846
Monsanto Co. .................     19,762      1,469,107
Praxair, Inc. ................     11,305        803,446
Sigma-Aldrich Corp. ..........      3,879        192,243
Terra Industries, Inc. .......      3,670         88,887
Terra Nitrogen Co. LP.........        266         26,808
The Mosaic Co. ...............      5,444        241,169
                                            ------------
                                               3,376,355
                                            ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.8%
Cintas Corp. .................      4,764        108,810
Copart, Inc. (a)..............      2,516         87,230
Corrections Corp. of America
  (a).........................      4,495         76,370
Covanta Holding Corp. (a)(b)..      4,865         82,510
Iron Mountain, Inc. (a).......      6,534        187,853
Stericycle, Inc. (a)..........      3,099        159,691
Waste Connections, Inc. (a)...      2,865         74,232
Waste Management, Inc. .......     18,248        513,864
                                            ------------
                                               1,290,560
                                            ------------
COMMUNICATIONS EQUIPMENT -- 5.0%
Cisco Systems, Inc. (a).......    211,498      3,942,323
EchoStar Corp. (Class A) (a)..      1,649         26,285
Harris Corp. .................      4,839        137,234
Juniper Networks, Inc. (a)....     19,358        456,849
Motorola, Inc. ...............     77,280        512,366
QUALCOMM, Inc. ...............     60,158      2,719,142
                                            ------------
                                               7,794,199
                                            ------------
COMPUTERS & PERIPHERALS -- 7.0%
Apple, Inc. (a)...............     32,503      4,629,402
Dell, Inc. (a)................     63,366        870,015
EMC Corp. (a).................     73,588        964,003
Hewlett-Packard Co. ..........     88,290      3,412,409
NCR Corp. (a).................      6,353         75,156
NetApp, Inc. (a)..............     11,737        231,454
SanDisk Corp. (a).............      8,051        118,269
Sun Microsystems, Inc. (a)....     26,521        244,524
Teradata Corp. (a)............      6,322        148,124
Western Digital Corp. (a).....      7,922        209,933
                                            ------------
                                              10,903,289
                                            ------------
CONSTRUCTION & ENGINEERING -- 0.6%
Aecom Technology Corp. (a)....      3,471        111,072
Fluor Corp. ..................      6,619        339,488
Jacobs Engineering Group, Inc.
  (a).........................      4,399        185,154
KBR, Inc. ....................      5,800        106,952
Quanta Services, Inc. (a).....      7,082        163,807
The Shaw Group, Inc. (a)......      2,977         81,600
                                            ------------
                                                 988,073
                                            ------------
CONSTRUCTION MATERIALS -- 0.2%
Martin Marietta Materials,
  Inc. (b)....................      1,580        124,631
Vulcan Materials Co. .........      3,673        158,306
                                            ------------
                                                 282,937
                                            ------------
CONSUMER FINANCE -- 0.1%
Discover Financial Services...     17,168        176,315
                                            ------------


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
CONTAINERS & PACKAGING -- 0.3%
Ball Corp. ...................      3,399   $    153,499
Crown Holdings, Inc. (a)......      5,738        138,515
Pactiv Corp. (a)..............      4,682        101,599
Sealed Air Corp. .............      5,679        104,778
                                            ------------
                                                 498,391
                                            ------------
DIVERSIFIED CONSUMER SERVICES -- 0.5%
Apollo Group, Inc. (a)........      4,854        345,217
Career Education Corp. (a)....      3,214         79,996
DeVry, Inc. ..................      2,224        111,289
ITT Educational Services, Inc.
  (a)(b)......................      1,396        140,521
Strayer Education, Inc. (b)...        508        110,800
                                            ------------
                                                 787,823
                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
CME Group, Inc. ..............      2,463        766,264
Intercontinental Exchange,
  Inc. (a)....................      2,594        296,338
Leucadia National Corp. (a)...      6,188        130,505
Moody's Corp. ................      7,242        190,827
NYSE Euronext.................      9,297        253,343
The Nasdaq OMX Group, Inc.
  (a).........................      5,664        120,700
                                            ------------
                                               1,757,977
                                            ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%
Clearwire Corp. (Class A)
  (a)(b)......................      2,539         14,041
Level 3 Communications, Inc.
  (a)(b)......................     57,851         87,355
Windstream Corp. .............     15,790        132,004
                                            ------------
                                                 233,400
                                            ------------
ELECTRIC UTILITIES -- 0.2%
Allegheny Energy, Inc. (b)....      6,001        153,926
ITC Holdings Corp. ...........      1,775         80,514
                                            ------------
                                                 234,440
                                            ------------
ELECTRICAL EQUIPMENT -- 1.1%
AMETEK, Inc. .................      3,806        131,611
Cooper Industries, Ltd. (Class
  A)..........................      6,244        193,876
Emerson Electric Co. .........     27,675        896,670
First Solar, Inc. (a)(b)......      1,730        280,468
Roper Industries, Inc. .......      3,209        145,400
SunPower Corp. (Class A)
  (a)(b)......................      3,338         88,924
                                            ------------
                                               1,736,949
                                            ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.4%
Agilent Technologies, Inc.
  (a).........................     12,575        255,398
Amphenol Corp. (Class A)......      6,292        199,079
Arrow Electronics, Inc. (a)...      4,298         91,290
Avnet, Inc. (a)...............      5,369        112,910
Corning, Inc. ................     57,347        920,993
Dolby Laboratories, Inc.
  (Class A) (a)(b)............      1,858         69,266
FLIR Systems, Inc. (a)........      5,489        123,832
Itron, Inc. (a)(b)............      1,219         67,130
Mettler-Toledo International,
  Inc. (a)(b).................      1,227         94,663
Molex, Inc. (b)...............      4,913         76,397
Trimble Navigation, Ltd. (a)..      4,317         84,743
                                            ------------
                                               2,095,701
                                            ------------
ENERGY EQUIPMENT & SERVICES -- 3.7%
Baker Hughes, Inc. ...........     11,392        415,125
BJ Services Co. (b)...........     10,526        143,469
Cameron International Corp.
  (a).........................      7,811        221,051
Diamond Offshore Drilling,
  Inc. (b)....................      2,351        195,251
ENSCO International, Inc. ....      5,089        177,453
Exterran Holdings, Inc.
  (a)(b)......................      2,328         37,341
FMC Technologies, Inc. (a)....      4,490        168,734
Halliburton Co. ..............     32,853        680,057
Helmerich & Payne, Inc. (b)...      3,432        105,946
Nabors Industries, Ltd.
  (a)(b)......................     10,218        159,197
National-Oilwell Varco, Inc.
  (a).........................     15,147        494,701
Patterson-UTI Energy, Inc.
  (b).........................      5,550         71,373
Pride International, Inc.
  (a).........................      6,230        156,124
Rowan Cos., Inc. .............      3,907         75,483
Schlumberger, Ltd. ...........     43,701      2,364,661
Smith International, Inc.
  (b).........................      7,858        202,344
                                            ------------
                                               5,668,310
                                            ------------
FOOD & STAPLES RETAILING -- 5.2%
Costco Wholesale Corp. .......     15,829        723,385
CVS Caremark Corp. ...........     52,304      1,666,928
Sysco Corp. ..................     21,683        487,434
Wal-Mart Stores, Inc. ........     81,867      3,965,638
Walgreen Co. .................     36,285      1,066,779
Whole Foods Market, Inc. (b)..      4,993         94,767
                                            ------------
                                               8,004,931
                                            ------------
FOOD PRODUCTS -- 0.5%
Archer-Daniels-Midland Co. ...     21,574        577,536
Dean Foods Co. (a)............      6,471        124,178
Flowers Foods, Inc. (b).......      3,076         67,180
                                            ------------
                                                 768,894
                                            ------------
GAS UTILITIES -- 0.4%
Energen Corp. ................      2,632        105,017
EQT Corp. ....................      4,665        162,855
ONEOK, Inc. ..................      3,481        102,654
Questar Corp. ................      6,181        191,982
                                            ------------
                                                 562,508
                                            ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.3%
Baxter International, Inc. ...     22,062      1,168,403
Beckman Coulter, Inc. ........      2,391        136,622
Becton, Dickinson & Co. ......      8,333        594,226
Boston Scientific Corp. (a)...     54,654        554,192
C.R. Bard, Inc. ..............      3,663        272,710
DENTSPLY International, Inc.
  (b).........................      5,498        167,799
Edwards Lifesciences Corp.
  (a).........................      2,022        137,557
Gen-Probe, Inc. (a)...........      1,935         83,166
Hologic, Inc. (a).............      9,167        130,446
IDEXX Laboratories, Inc.
  (a)(b)......................      2,134         98,591
Immucor, Inc. (a).............      2,510         34,538
Intuitive Surgical, Inc.
  (a)(b)......................      1,407        230,270
Kinetic Concepts, Inc.
  (a)(b)......................      2,235         60,904
Medtronic, Inc. ..............     41,070      1,432,932
ResMed, Inc. (a)..............      2,714        110,541
St. Jude Medical, Inc. (a)....     12,677        521,025
Stryker Corp. ................     11,243        446,797
Varian Medical Systems, Inc.
  (a)(b)......................      4,470        157,076
Zimmer Holdings, Inc. (a).....      7,897        336,412
                                            ------------
                                               6,674,207
                                            ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.7%
Aetna, Inc. ..................     16,436        411,722
AmerisourceBergen Corp. ......     11,133        197,499
Community Health Systems, Inc.
  (a).........................      3,348         84,537
Coventry Health Care, Inc.
  (a).........................      5,316         99,462


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
DaVita, Inc. (a)..............      3,749   $    185,426
Express Scripts, Inc. (Class
  A) (a)......................      8,368        575,300
Health Net, Inc. (a)..........      3,722         57,877
Henry Schein, Inc. (a)........      3,236        155,166
Humana, Inc. (a)..............      6,110        197,109
Lincare Holdings, Inc.
  (a)(b)......................      2,808         66,044
McKesson Corp. ...............     10,118        445,192
Medco Health Solutions, Inc.
  (a).........................     17,678        806,294
Omnicare, Inc. ...............      4,113        105,951
Patterson Cos., Inc. (a)(b)...      3,810         82,677
Quest Diagnostics, Inc. ......      5,668        319,845
UnitedHealth Group, Inc. .....     43,619      1,089,603
WellPoint, Inc. (a)...........     17,805        906,096
                                            ------------
                                               5,785,800
                                            ------------
HEALTH CARE TECHNOLOGY -- 0.1%
Cerner Corp. (a)..............      2,290        142,644
IMS Health, Inc. .............      6,512         82,703
                                            ------------
                                                 225,347
                                            ------------
HOTELS, RESTAURANTS & LEISURE -- 1.3%
Burger King Holdings, Inc. ...      3,303         57,043
Darden Restaurants, Inc. .....      4,512        148,806
International Game
  Technology..................     10,665        169,573
Las Vegas Sands Corp. (a)(b)..     15,851        124,589
Marriott International, Inc.
  (Class A) (b)...............     10,985        242,449
MGM MIRAGE, Inc. (a)(b).......      8,735         55,817
Penn National Gaming, Inc.
  (a).........................      2,457         71,523
Starbucks Corp. (a)...........     26,728        371,252
Wendy's/Arby's Group, Inc.
  (Class A)...................     15,773         63,092
Wynn Resorts, Ltd. (a)(b).....      2,807         99,087
Yum! Brands, Inc. ............     17,037        568,013
                                            ------------
                                               1,971,244
                                            ------------
HOUSEHOLD DURABLES -- 0.1%
Garmin, Ltd. (b)..............      4,310        102,664
Pulte Homes, Inc. ............      7,563         66,781
                                            ------------
                                                 169,445
                                            ------------
HOUSEHOLD PRODUCTS -- 1.0%
Church & Dwight Co., Inc. ....      2,515        136,589
Colgate-Palmolive Co. ........     18,305      1,294,896
Energizer Holdings, Inc. (a)..      2,499        130,548
                                            ------------
                                               1,562,033
                                            ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.7%
Calpine Corp. (a)(b)..........     12,980        144,727
Constellation Energy Group,
  Inc. .......................      6,384        169,687
Dynegy, Inc. (Class A) (a)....     19,211         43,609
Mirant Corp. (a)..............      5,632         88,648
NRG Energy, Inc. (a)..........      9,739        252,824
RRI Energy, Inc. (a)..........     14,434         72,314
The AES Corp. (a).............     23,975        278,350
                                            ------------
                                               1,050,159
                                            ------------
INDUSTRIAL CONGLOMERATES -- 0.1%
McDermott International, Inc.
  (a).........................      8,145        165,425
                                            ------------
INSURANCE -- 2.8%
Berkshire Hathaway, Inc.
  (Class A) (a)(b)............         42      3,780,000
Brown & Brown, Inc. ..........      4,436         88,409
The Progressive Corp. (a).....     23,275        351,685
W.R. Berkley Corp. ...........      5,061        108,660
                                            ------------
                                               4,328,754
                                            ------------
INTERNET & CATALOG RETAIL -- 0.9%
Amazon.com, Inc. (a)..........     11,307        945,943
Expedia, Inc. (a)(b)..........      7,635        115,365
Liberty Media
  Corp -- Interactive  (Class
  A) (a)......................     21,323        106,828
Netflix, Inc. (a)(b)..........      1,661         68,666
Priceline.com, Inc. (a)(b)....      1,556        173,572
                                            ------------
                                               1,410,374
                                            ------------
INTERNET SOFTWARE & SERVICES -- 3.4%
Akamai Technologies, Inc.
  (a).........................      6,063        116,288
eBay, Inc. (a)................     40,390        691,881
Google, Inc. (Class A) (a)....      8,388      3,536,297
IAC/InterActiveCorp. (a)......      3,995         64,120
VeriSign, Inc. (a)(b).........      6,984        129,064
Yahoo!, Inc. (a)(b)...........     47,957        751,007
                                            ------------
                                               5,288,657
                                            ------------
IT SERVICES -- 3.4%
Accenture, Ltd. (Class A).....     21,520        720,059
Affiliated Computer Services,
  Inc. (Class A) (a)..........      3,323        147,608
Alliance Data Systems Corp.
  (a)(b)......................      2,325         95,767
Automatic Data Processing,
  Inc. .......................     18,714        663,224
Broadridge Financial
  Solutions, Inc. ............      5,041         83,580
Cognizant Technology Solutions
  Corp. (Class A) (a).........     10,720        286,224
DST Systems, Inc. (a).........      1,365         50,437
Fidelity National Information
  Services, Inc. (b)..........      6,813        135,987
Fiserv, Inc. (a)..............      5,756        263,049
Global Payments, Inc. ........      2,868        107,435
Hewitt Associates, Inc. (Class
  A) (a)......................      3,187         94,909
ManTech International Corp.
  (Class A) (a)...............        747         32,151
Mastercard, Inc. (Class A)
  (b).........................      3,143        525,855
Metavante Technologies, Inc.
  (a).........................      3,203         82,829
Paychex, Inc. (b).............     11,838        298,318
SAIC, Inc. (a)................      7,275        134,951
The Western Union Co. ........     26,210        429,844
Total System Services, Inc. ..      7,071         94,681
Visa, Inc. (Class A) (b)......     15,741        980,035
                                            ------------
                                               5,226,943
                                            ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.2%
Charles River Laboratories
  International, Inc. (a).....      2,440         82,350
Covance, Inc. (a)(b)..........      2,290        112,668
Illumina, Inc. (a)(b).........      4,444        173,049
Life Technologies Corp. (a)...      6,189        258,205
Millipore Corp. (a)...........      1,958        137,471
PerkinElmer, Inc. ............      4,251         73,968
Pharmaceutical Product
  Development, Inc. ..........      3,732         86,657
Techne Corp. .................      1,344         85,761
Thermo Fisher Scientific, Inc.
  (a).........................     15,452        629,978
Waters Corp. (a)..............      3,590        184,777
                                            ------------
                                               1,824,884
                                            ------------
MACHINERY -- 2.4%
AGCO Corp. (a)................      3,284         95,466
Caterpillar, Inc. (b).........     22,092        729,920
Cummins, Inc. ................      6,564        231,119
Danaher Corp. ................      9,076        560,352


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
Donaldson Co., Inc. (b).......      2,421   $     83,863
Dover Corp. ..................      6,680        221,041
Harsco Corp. .................      3,023         85,551
Illinois Tool Works, Inc. ....     15,777        589,113
Joy Global, Inc. (b)..........      3,667        130,985
Lincoln Electric Holdings,
  Inc. (b)....................      1,457         52,510
Navistar International Corp.
  (a).........................      2,205         96,138
PACCAR, Inc. (b)..............     12,567        408,553
Pall Corp. ...................      4,258        113,093
Parker-Hannifin Corp. ........      5,785        248,524
                                            ------------
                                               3,646,228
                                            ------------
MEDIA -- 4.6%
Cablevision Systems Corp.
  (Class A)...................      8,305        161,200
Clear Channel Outdoor
  Holdings, Inc. (Class A)
  (a).........................      1,114          5,904
Comcast Corp. (Class A).......    105,205      1,524,420
Discovery Communications, Inc.
  (Series A) (a)..............     10,056        226,763
DISH Network Corp. (Class A)
  (a).........................      7,585        122,953
Interactive Data Corp. .......      1,289         29,827
John Wiley & Sons, Inc. (Class
  A)..........................      1,819         60,482
Liberty Global, Inc. (Series
  A) (a)(b)...................      9,550        151,749
Liberty Media
  Corp. -- Entertainment
  (Series A) (a)..............     19,081        510,417
Marvel Entertainment, Inc.
  (a).........................      1,866         66,411
Omnicom Group, Inc. ..........     11,360        358,749
Scripps Networks Interactive
  (Class A)...................      2,983         83,017
The DIRECTV Group, Inc.
  (a)(b)......................     16,835        415,993
The Interpublic Group of Cos.,
  Inc. (a)....................     17,108         86,395
The McGraw-Hill Cos., Inc. ...     11,716        352,769
The Walt Disney Co. ..........     63,435      1,479,939
Time Warner Cable, Inc. ......     12,951        410,158
Time Warner, Inc. ............     43,628      1,098,989
                                            ------------
                                               7,146,135
                                            ------------
METALS & MINING -- 1.7%
Allegheny Technologies, Inc.
  (b).........................      3,366        117,574
Cliffs Natural Resources,
  Inc. .......................      4,736        115,890
Compass Minerals
  International, Inc. (b).....      1,165         63,970
Freeport-McMoRan Copper &
  Gold, Inc. .................     15,052        754,256
Newmont Mining Corp. .........     17,506        715,470
Nucor Corp. ..................     10,514        467,137
Reliance Steel & Aluminum Co.
  (b).........................      2,301         88,335
Southern Copper Corp. (b).....      7,800        159,432
Steel Dynamics, Inc. .........      7,646        112,626
                                            ------------
                                               2,594,690
                                            ------------
MULTI-UTILITIES -- 0.1%
MDU Resources Group, Inc. ....      6,040        114,579
                                            ------------
MULTILINE RETAIL -- 1.3%
Dollar Tree Stores, Inc. (a)..      3,233        136,109
Family Dollar Stores, Inc. ...      4,760        134,708
J. C. Penney Co., Inc. (b)....      6,998        200,913
Kohl's Corp. (a)..............     10,588        452,637
Nordstrom, Inc. (b)...........      6,483        128,947
Target Corp. .................     25,053        988,842
                                            ------------
                                               2,042,156
                                            ------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp. ..................     31,320        202,954
                                            ------------
OIL, GAS & CONSUMABLE FUELS -- 6.3%
Alpha Natural Resources, Inc.
  (a).........................      2,525         66,332
Anadarko Petroleum Corp. .....     18,301        830,682
Arch Coal, Inc. (b)...........      5,296         81,400
Cabot Oil & Gas Corp. ........      3,689        113,031
Chesapeake Energy Corp. ......     22,969        455,475
Cimarex Energy Co. (b)........      3,101         87,882
CNX Gas Corp. (a).............      1,045         27,452
Concho Resources, Inc. (a)....      2,630         75,455
CONSOL Energy, Inc. ..........      6,595        223,966
Continental Resources, Inc.
  (a)(b)......................      1,374         38,129
Denbury Resources, Inc. (a)...      8,765        129,108
Energy Transfer Equity LP.....      7,120        180,634
EOG Resources, Inc. (b).......      9,080        616,714
EXCO Resources, Inc. (a)......      6,138         79,303
Hess Corp. ...................     10,831        582,166
Kinder Morgan Management, LLC
  (a).........................      2,737        123,630
Murphy Oil Corp. .............      6,915        375,623
Noble Energy, Inc. ...........      6,230        367,383
Occidental Petroleum Corp. ...     29,670      1,952,583
Peabody Energy Corp. .........      9,776        294,844
Petrohawk Energy Corp. (a)....      9,855        219,767
Plains Exploration &
  Production Co. (a)..........      4,187        114,556
Quicksilver Resources, Inc.
  (a)(b)......................      5,204         48,345
Range Resources Corp. ........      5,741        237,735
Southwestern Energy Co.
  (a)(b)......................     12,611        489,937
Sunoco, Inc. (b)..............      4,224         97,997
Tesoro Corp. (b)..............      4,906         62,453
The Williams Cos., Inc. ......     21,092        329,246
Ultra Petroleum Corp. (a).....      5,459        212,901
Valero Energy Corp. ..........     20,395        344,472
Whiting Petroleum Corp. (a)...      1,811         63,675
XTO Energy, Inc. .............     21,159        807,004
                                            ------------
                                               9,729,880
                                            ------------
PERSONAL PRODUCTS -- 0.3%
Avon Products, Inc. ..........     15,628        402,890
The Estee Lauder Cos., Inc.
  (Class A) (b)...............      4,066        132,836
                                            ------------
                                                 535,726
                                            ------------
PHARMACEUTICALS -- 0.5%
Allergan, Inc. ...............     11,313        538,273
Endo Pharmaceuticals Holdings,
  Inc. (a)....................      3,948         70,748
Perrigo Co. (b)...............      3,037         84,368
Warner Chilcott, Ltd. (Class
  A) (a)......................      3,040         39,976
                                            ------------
                                                 733,365
                                            ------------
PROFESSIONAL SERVICES -- 0.5%
Equifax, Inc. ................      4,538        118,442
FTI Consulting, Inc. (a)(b)...      1,825         92,564
IHS, Inc. (Class A) (a)(b)....      1,710         85,278
Manpower, Inc. ...............      2,797        118,425
Robert Half International,
  Inc. (b)....................      5,436        128,398
The Dun & Bradstreet Corp. ...      1,938        157,385
Watson Wyatt Worldwide, Inc.
  (Class A)...................      1,521         57,083
                                            ------------
                                                 757,575
                                            ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Digital Realty Trust, Inc.
  (b).........................      2,516         90,199
Public Storage................      4,719        309,000
Simon Property Group, Inc. ...     10,296        529,523
Ventas, Inc. .................      5,719        170,769
                                            ------------
                                               1,099,491
                                            ------------


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
ROAD & RAIL -- 0.1%
Hertz Global Holdings, Inc.
  (a)(b)......................      6,536   $     52,222
J.B. Hunt Transport Services,
  Inc. .......................      3,509        107,130
                                            ------------
                                                 159,352
                                            ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.0%
Advanced Micro Devices, Inc.
  (a)(b)......................     21,956         84,970
Altera Corp. (b)..............     10,769        175,319
Analog Devices, Inc. .........     10,420        258,208
Applied Materials, Inc. ......     49,347        541,337
Broadcom Corp. (Class A) (a)..     15,546        385,385
Cree, Inc. (a)(b).............      2,887         84,849
Intersil Corp. (Class A)......      4,448         55,911
KLA-Tencor Corp. (b)..........      6,066        153,167
Lam Research Corp. (a)(b).....      4,486        116,636
Linear Technology Corp. ......      7,403        172,860
LSI Logic Corp. (a)...........     23,164        105,628
Marvell Technology Group, Ltd.
  (a).........................     17,287        201,221
Maxim Integrated Products,
  Inc. .......................     11,364        178,301
MEMC Electronic Materials,
  Inc. (a)....................      8,115        144,528
Microchip Technology, Inc.
  (b).........................      6,534        147,342
Micron Technology, Inc.
  (a)(b)......................     30,657        155,124
National Semiconductor Corp.
  (b).........................      8,234        103,337
NVIDIA Corp. (a)(b)...........     19,980        225,574
ON Semiconductor Corp. (a)....     14,604        100,183
Texas Instruments, Inc. ......     46,647        993,581
Varian Semiconductor Equipment
  Associates, Inc. (a)(b).....      2,608         62,566
Xilinx, Inc. (b)..............      9,926        203,086
                                            ------------
                                               4,649,113
                                            ------------
SOFTWARE -- 8.7%
Activision Blizzard, Inc.
  (a).........................     21,246        268,337
Adobe Systems, Inc. (a).......     19,338        547,265
Ansys, Inc. (a)(b)............      3,224        100,460
Autodesk, Inc. (a)............      8,127        154,251
BMC Software, Inc. (a)........      6,628        223,960
CA, Inc. .....................     15,081        262,862
Citrix Systems, Inc. (a)......      6,525        208,082
Electronic Arts, Inc. (a).....     11,557        251,018
Factset Research Systems, Inc.
  (b).........................      1,559         77,747
Intuit, Inc. (a)..............     10,775        303,424
McAfee, Inc. (a)(b)...........      5,433        229,218
Microsoft Corp. ..............    289,115      6,872,264
Nuance Communications, Inc.
  (a)(b)......................      7,841         94,798
Oracle Corp. .................    140,247      3,004,091
Red Hat, Inc. (a).............      6,843        137,750
Salesforce.com, Inc. (a)(b)...      3,706        141,458
Sybase, Inc. (a)(b)...........      2,910         91,199
Symantec Corp. (a)............     30,261        470,861
VMware, Inc. (Class A) (a)....      1,396         38,069
                                            ------------
                                              13,477,114
                                            ------------
SPECIALTY RETAIL -- 4.0%
Abercrombie & Fitch Co. (Class
  A) (b)......................      3,129         79,445
Advance Auto Parts, Inc. .....      3,396        140,900
American Eagle Outfitters,
  Inc. .......................      6,536         92,615
AutoZone, Inc. (a)(b).........      1,246        188,283
Bed Bath & Beyond, Inc.
  (a)(b)......................      9,607        295,415
Best Buy Co., Inc. (b)........     12,379        414,573
CarMax, Inc. (a)(b)...........      7,652        112,484
GameStop Corp. (Class A) (a)..      5,966        131,312
Guess ?, Inc. ................      2,179         56,174
Lowe's Cos., Inc. ............     53,534      1,039,095
O'Reilly Automotive, Inc.
  (a)(b)......................      4,805        182,974
PetSmart, Inc. ...............      4,571         98,094
Ross Stores, Inc. ............      4,647        179,374
Staples, Inc. ................     26,039        525,207
The Gap, Inc. ................     19,032        312,125
The Home Depot, Inc. .........     62,049      1,466,218
The Sherwin-Williams Co. .....      3,552        190,920
The TJX Cos., Inc. ...........     15,491        487,347
Tiffany & Co. (b).............      4,455        112,979
Urban Outfitters, Inc.
  (a)(b)......................      4,800        100,176
                                            ------------
                                               6,205,710
                                            ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
Coach, Inc. ..................     11,530        309,926
NIKE, Inc. (Class B)..........      9,902        512,726
Polo Ralph Lauren Corp. (b)...      2,023        108,311
                                            ------------
                                                 930,963
                                            ------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
Hudson City Bancorp, Inc. ....     17,305        229,983
TFS Financial Corp. ..........      3,374         35,832
                                            ------------
                                                 265,815
                                            ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
Fastenal Co. (b)..............      4,999        165,817
MSC Industrial Direct Co.,
  Inc. (Class A) (b)..........      1,553         55,100
                                            ------------
                                                 220,917
                                            ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.8%
American Tower Corp. (Class A)
  (a).........................     14,594        460,149
Crown Castle International
  Corp. (a)...................      8,734        209,791
Leap Wireless International,
  Inc. (a)(b).................      2,206         72,643
MetroPCS Communications, Inc.
  (a).........................      8,828        117,501
NII Holdings, Inc. (a)........      5,949        113,447
SBA Communications Corp.
  (Class A) (a)(b)............      4,185        102,700
Telephone & Data Systems,
  Inc. .......................      3,687        104,342
US Cellular Corp. (a).........        564         21,686
                                            ------------
                                               1,202,259
                                            ------------
TOTAL COMMON STOCKS --
  (Cost $206,159,404).........               154,406,964
                                            ------------
SHORT TERM INVESTMENTS -- 6.1%
MONEY MARKET FUNDS -- 6.1%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)............  8,792,553      8,792,553
STIC Prime Portfolio..........    702,984        702,984
                                            ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $9,495,537)...........                 9,495,537
                                            ------------
TOTAL INVESTMENTS -- 105.9%
  (E)
  (Cost $215,654,941).........               163,902,501
                                            ------------
OTHER ASSETS AND
  LIABILITIES -- (5.9)%.......                (9,085,566)
                                            ------------
NET ASSETS -- 100.0%..........              $154,816,935
                                            ============






See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------


(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2009.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP VALUE ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
COMMON STOCKS -- 99.6%
AEROSPACE & DEFENSE -- 4.1%
Alliant Techsystems, Inc.
  (a)(b)......................        754   $     62,099
Boeing Co. ...................     14,223        604,478
General Dynamics Corp. .......      6,922        383,410
Goodrich Corp. ...............      2,723        136,068
Honeywell International,
  Inc. .......................     14,669        460,607
L-3 Communications Holdings,
  Inc. .......................      2,492        172,895
Lockheed Martin Corp. ........      6,713        541,403
Northrop Grumman Corp. .......      6,602        301,579
Raytheon Co. .................      8,519        378,499
United Technologies Corp. ....     19,009        987,708
                                            ------------
                                               4,028,746
                                            ------------
AIR FREIGHT & LOGISTICS -- 0.8%
United Parcel Service, Inc.
  (Class B)...................     15,128        756,249
                                            ------------
AIRLINES -- 0.1%
Delta Air Lines, Inc. (a).....     16,561         95,888
                                            ------------
AUTO COMPONENTS -- 0.3%
Johnson Controls, Inc. (b)....     12,789        277,777
                                            ------------
AUTOMOBILES -- 0.1%
Harley-Davidson, Inc. (b).....      5,075         82,266
                                            ------------
BEVERAGES -- 2.8%
Coca-Cola Enterprises, Inc. ..      6,856        114,152
Constellation Brands, Inc.
  (Class A) (a)...............      4,212         53,408
Dr. Pepper Snapple Group, Inc.
  (a).........................      5,049        106,988
Molson Coors Brewing Co.
  (Class B)...................      3,187        134,906
PepsiAmericas, Inc. ..........      1,302         34,907
The Coca-Cola Co. ............     46,160      2,215,219
The Pepsi Bottling Group,
  Inc. .......................      2,919         98,779
                                            ------------
                                               2,758,359
                                            ------------
BUILDING PRODUCTS -- 0.1%
Masco Corp. (b)...............      7,753         74,274
                                            ------------
CAPITAL MARKETS -- 3.7%
AllianceBernstein Holding LP..        774         15,550
Ameriprise Financial, Inc. ...      5,577        135,354
Federated Investors, Inc.
  (Class B) (b)...............      2,107         50,758
Legg Mason, Inc. (b)..........      3,066         74,749
Morgan Stanley................     26,258        748,615
Och-Ziff Capital Management
  Group LLC (Class A).........        786          7,003
State Street Corp. (c)........     10,424        492,013
The Bank of New York Mellon
  Corp. ......................     25,858        757,898
The Goldman Sachs Group,
  Inc. .......................      9,228      1,360,576
                                            ------------
                                               3,642,516
                                            ------------
CHEMICALS -- 1.7%
Air Products & Chemicals,
  Inc. .......................      4,288        276,962
CF Industries Holdings,
  Inc. .......................      1,269         94,084
E. I. du Pont de Nemours &
  Co. ........................     18,372        470,691
Eastman Chemical Co. .........      1,571         59,541
FMC Corp. ....................      1,617         76,484
International Flavors &
  Fragrances, Inc. (b)........      1,807         59,125
Intrepid Potash, Inc. (a)(b)..      1,099         30,860
Lubrizol Corp. ...............      1,502         71,060
PPG Industries, Inc. .........      3,614        158,654
The Dow Chemical Co. .........     23,186        374,222
The Scotts Miracle-Gro Co.
  (Class A) (b)...............        972         34,068
                                            ------------
                                               1,705,751
                                            ------------
COMMERCIAL BANKS -- 4.4%
BB&T Corp. (b)................     13,680        300,686
BOK Financial Corp. (b).......        436         16,424
City National Corp. (b).......        987         36,351
Comerica, Inc. (b)............      3,269         69,139
Commerce Bancshares, Inc. ....      1,463         46,567
Cullen/Frost Bankers, Inc.
  (b).........................      1,190         54,883
Keycorp.......................     15,259         79,957
M&T Bank Corp. (b)............      1,508         76,803
PNC Financial Services Group,
  Inc. .......................      9,669        375,254
Regions Financial Corp. (b)...     23,867         96,423
SunTrust Banks, Inc. .........     10,079        165,800
U.S. Bancorp..................     38,085        682,483
Wells Fargo & Co. ............     97,972      2,376,801
                                            ------------
                                               4,377,571
                                            ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
Avery Dennison Corp. (b)......      2,643         67,872
Pitney Bowes, Inc. ...........      4,534         99,431
R.R. Donnelley & Sons Co. ....      4,596         53,406
Republic Services, Inc. ......      6,772        165,304
                                            ------------
                                                 386,013
                                            ------------
COMPUTERS & PERIPHERALS -- 3.2%
International Business
  Machines Corp. .............     28,709      2,997,794
Lexmark International, Inc.
  (Class A) (a)...............      1,913         30,321
Seagate Technology............     10,899        114,003
                                            ------------
                                               3,142,118
                                            ------------
CONSTRUCTION & ENGINEERING -- 0.1%
URS Corp. (a).................      1,851         91,662
                                            ------------
CONSUMER FINANCE -- 0.9%
American Express Co. .........     23,073        536,216
Capital One Financial Corp.
  (b).........................      9,806        214,555
SLM Corp. (a)(b)..............     10,028        102,988
                                            ------------
                                                 853,759
                                            ------------
CONTAINERS & PACKAGING -- 0.3%
Aptargroup, Inc. .............      1,402         47,346
Bemis Co., Inc. ..............      2,201         55,465
Owens-Illinois, Inc. (a)......      3,607        101,032
Sonoco Products Co. ..........      2,261         54,151
                                            ------------
                                                 257,994
                                            ------------
DISTRIBUTORS -- 0.1%
Genuine Parts Co. ............      3,419        114,742
                                            ------------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
H&R Block, Inc. ..............      7,343        126,520
Weight Watchers International,
  Inc. (b)....................        757         19,508
                                            ------------
                                                 146,028
                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 5.3%
Bank of America Corp. ........    165,881      2,189,629
Citigroup, Inc. (b)...........    112,017        332,691
JPMorgan Chase & Co. .........     80,982      2,762,296
                                            ------------
                                               5,284,616
                                            ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.5%
AT&T, Inc. ...................    128,901      3,201,901
CenturyTel, Inc. (b)..........      2,178         66,865
Embarq Corp. .................      3,057        128,577
Frontier Communications
  Corp. ......................      6,655         47,517


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
Qwest Communications
  International, Inc. (b).....     30,286   $    125,687
Verizon Communications,
  Inc. .......................     62,024      1,905,997
                                            ------------
                                               5,476,544
                                            ------------
ELECTRIC UTILITIES -- 4.1%
American Electric Power Co.,
  Inc. .......................     10,337        298,636
DPL, Inc. (b).................      2,680         62,095
Duke Energy Corp. ............     27,837        406,142
Edison International..........      6,561        206,409
Entergy Corp. ................      4,257        330,003
Exelon Corp. .................     14,349        734,812
FirstEnergy Corp. ............      6,697        259,509
FPL Group, Inc. ..............      8,214        467,048
Northeast Utilities...........      3,785         84,443
NV Energy, Inc. ..............      5,075         54,759
Pepco Holdings, Inc. .........      4,704         63,222
Pinnacle West Capital Corp.
  (b).........................      2,146         64,702
PPL Corp. ....................      8,129        267,932
Progress Energy, Inc. ........      6,043        228,607
The Southern Co. .............     16,843        524,828
Westar Energy, Inc. ..........      2,374         44,560
                                            ------------
                                               4,097,707
                                            ------------
ELECTRICAL EQUIPMENT -- 0.1%
Hubbell, Inc. (Class B) (b)...      1,100         35,266
Rockwell Automation, Inc.
  (b).........................      2,753         88,426
                                            ------------
                                                 123,692
                                            ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.1%
Ingram Micro, Inc. (Class A)
  (a).........................      3,480         60,900
                                            ------------
ENERGY EQUIPMENT & SERVICES -- 0.0% (D)
Tidewater, Inc. (b)...........      1,084         46,471
                                            ------------
FOOD & STAPLES RETAILING -- 0.5%
Safeway, Inc. ................      9,369        190,847
SUPERVALU, Inc. ..............      4,967         64,323
The Kroger Co. ...............     13,288        293,000
                                            ------------
                                                 548,170
                                            ------------
FOOD PRODUCTS -- 2.8%
Bunge, Ltd. ..................      2,630        158,457
Campbell Soup Co. ............      4,871        143,305
ConAgra Foods, Inc. ..........      9,778        186,369
General Mills, Inc. ..........      6,792        380,488
H.J. Heinz Co. ...............      6,820        243,474
Hormel Foods Corp. ...........      1,545         53,364
Kellogg Co. ..................      5,186        241,512
Kraft Foods, Inc. ............     29,129        738,129
McCormick & Co., Inc. ........      2,559         83,244
Ralcorp Holdings, Inc. (a)....      1,190         72,495
Sara Lee Corp. ...............     14,349        140,046
Smithfield Foods, Inc.
  (a)(b)......................      3,110         43,447
The Hershey Co. (b)...........      3,470        124,920
The J.M. Smucker Co. .........      2,589        125,981
Tyson Foods, Inc. (Class A)...      6,310         79,569
                                            ------------
                                               2,814,800
                                            ------------
GAS UTILITIES -- 0.2%
AGL Resources, Inc. ..........      1,623         51,612
Atmos Energy Corp. ...........      1,947         48,753
National Fuel Gas Co. (b).....      1,485         53,579
Piedmont Natural Gas Co.,
  Inc. .......................      1,511         36,430
UGI Corp. ....................      2,374         60,513
                                            ------------
                                                 250,887
                                            ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
Hospira, Inc. (a).............      3,461        133,318
Inverness Medical Innovations,
  Inc. (a)(b).................      1,623         57,746
Teleflex, Inc. ...............        863         38,688
                                            ------------
                                                 229,752
                                            ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.6%
Cardinal Health, Inc. ........      7,773        237,465
CIGNA Corp. ..................      5,864        141,264
Laboratory Corp. of America
  Holdings(a)(b)..............      2,375        161,001
Universal Health Services,
  Inc. (Class B)..............      1,050         51,293
                                            ------------
                                                 591,023
                                            ------------
HOTELS, RESTAURANTS & LEISURE -- 1.8%
Carnival Corp. ...............      9,243        238,192
McDonald's Corp. .............     24,178      1,389,993
Royal Caribbean Cruises, Ltd.
  (b).........................      3,100         41,974
Starwood Hotels & Resorts
  Worldwide, Inc. (b).........      3,670         81,474
                                            ------------
                                               1,751,633
                                            ------------
HOUSEHOLD DURABLES -- 0.6%
D.R. Horton, Inc. (b).........      5,934         55,542
Fortune Brands, Inc. .........      3,237        112,454
Leggett & Platt, Inc. (b).....      3,288         50,076
Mohawk Industries, Inc.
  (a)(b)......................      1,290         46,027
Newell Rubbermaid, Inc. ......      5,960         62,044
NVR, Inc. (a)(b)..............        124         62,296
The Black & Decker Corp. (b)..      1,258         36,054
The Stanley Works.............      1,767         59,795
Toll Brothers, Inc. (a)(b)....      2,810         47,686
Whirlpool Corp. (b)...........      1,603         68,224
                                            ------------
                                                 600,198
                                            ------------
HOUSEHOLD PRODUCTS -- 3.9%
Kimberly-Clark Corp. .........      9,078        475,960
Procter & Gamble Co. .........     63,771      3,258,698
The Clorox Co. (b)............      3,022        168,718
                                            ------------
                                               3,903,376
                                            ------------
INDUSTRIAL CONGLOMERATES -- 3.6%
3M Co. .......................     13,911        836,051
General Electric Co. .........    229,863      2,693,994
Icahn Enterprises LP..........        209          8,197
Textron, Inc. (b).............      5,427         52,425
                                            ------------
                                               3,590,667
                                            ------------
INSURANCE -- 4.5%
AFLAC, Inc. ..................     10,149        315,532
Alleghany Corp. (a)...........        150         40,650
Allied World Assurance Company
  Holdings, Ltd. .............        757         30,908
American Financial Group,
  Inc. .......................      1,623         35,024
American International Group,
  Inc. (b)....................     51,234         59,431
AON Corp. ....................      5,435        205,824
Arch Capital Group, Ltd. (a)..      1,211         70,940
Assurant, Inc. ...............      2,523         60,779
Axis Capital Holdings, Ltd. ..      3,028         79,273
Chubb Corp. ..................      7,733        308,392


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
Cincinnati Financial Corp. ...      3,279   $     73,286
CNA Financial Corp. (b).......        663         10,257
Everest Re Group, Ltd. .......      1,233         88,246
Fidelity National Financial,
  Inc. (Class A)..............      5,056         68,408
First American Corp. .........      1,732         44,876
Hartford Financial Services
  Group, Inc. ................      7,353         87,280
HCC Insurance Holdings,
  Inc. .......................      2,485         59,665
Lincoln National Corp. (b)....      5,485         94,397
Loews Corp. ..................      7,697        210,898
Markel Corp. (a)(b)...........        197         55,495
Marsh & McLennan Cos., Inc. ..     11,201        225,476
MetLife, Inc. ................     12,529        375,995
Odyssey Re Holdings Corp.
  (b).........................        327         13,074
Old Republic International
  Corp. ......................      4,851         47,782
PartnerRe, Ltd. ..............      1,253         81,382
Principal Financial Group,
  Inc. .......................      6,333        119,314
Prudential Financial, Inc. ...      9,364        348,528
Reinsurance Group of America,
  Inc. (b)....................      1,299         45,348
RenaissanceRe Holdings,
  Ltd. .......................      1,287         59,897
The Allstate Corp. ...........     11,729        286,188
The Hanover Insurance Group,
  Inc. .......................      1,084         41,311
The Travelers Cos., Inc. .....     12,620        517,925
Torchmark Corp. (b)...........      1,814         67,191
Transatlantic Holdings,
  Inc. .......................      1,268         54,942
Unum Group....................      7,166        113,653
Wesco Financial Corp. ........         48         13,968
White Mountains Insurance
  Group, Ltd. ................        189         43,264
                                            ------------
                                               4,454,799
                                            ------------
IT SERVICES -- 0.2%
Computer Sciences Corp. (a)...      3,272        144,950
Lender Processing Services,
  Inc. .......................      2,002         55,595
                                            ------------
                                                 200,545
                                            ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Hasbro, Inc. .................      2,679         64,939
Mattel, Inc. .................      7,801        125,206
                                            ------------
                                                 190,145
                                            ------------
MACHINERY -- 0.7%
Deere & Co. ..................      9,175        366,541
Eaton Corp. ..................      3,578        159,615
Flowserve Corp. ..............      1,200         83,772
Pentair, Inc. (b).............      2,121         54,340
SPX Corp. ....................      1,131         55,385
                                            ------------
                                                 719,653
                                            ------------
MEDIA -- 1.0%
CBS Corp. ....................     13,132         90,873
DreamWorks Animation SKG, Inc.
  (Class A) (a)...............      1,493         41,192
News Corp. (Class A)..........     50,625        461,194
The Washington Post Co. ......        135         47,544
Viacom, Inc. (a)..............     11,764        267,043
Virgin Media, Inc. (b)........      6,270         58,625
                                            ------------
                                                 966,471
                                            ------------
METALS & MINING -- 0.3%
Alcoa, Inc. (b)...............     21,209        219,089
United States Steel Corp.
  (b).........................      3,069        109,686
                                            ------------
                                                 328,775
                                            ------------
MULTI-UTILITIES -- 2.7%
Alliant Energy Corp. .........      2,345         61,275
Ameren Corp. (b)..............      4,574        113,847
CenterPoint Energy, Inc. .....      6,682         74,037
CMS Energy Corp. (b)..........      4,837         58,431
Consolidated Edison, Inc.
  (b).........................      5,942        222,350
Dominion Resources, Inc. .....     12,682        423,832
DTE Energy Co. ...............      3,572        114,304
Integrys Energy Group, Inc.
  (b).........................      1,646         49,364
NiSource, Inc. ...............      5,928         69,121
NSTAR (b).....................      2,307         74,078
OGE Energy Corp. .............      2,053         58,141
PG&E Corp. ...................      7,955        305,790
Public Service Enterprise
  Group, Inc. ................     11,116        362,715
SCANA Corp. ..................      2,381         77,311
Sempra Energy.................      4,984        247,356
TECO Energy, Inc. (b).........      4,270         50,941
Vectren Corp. ................      1,729         40,510
Wisconsin Energy Corp. .......      2,568        104,543
Xcel Energy, Inc. ............      9,762        179,718
                                            ------------
                                               2,687,664
                                            ------------
MULTILINE RETAIL -- 0.2%
Macy's, Inc. .................      9,087        106,863
Sears Holdings Corp. (a)(b)...      1,308         87,008
                                            ------------
                                                 193,871
                                            ------------
OIL, GAS & CONSUMABLE FUELS -- 14.7%
Apache Corp. .................      7,185        518,398
Boardwalk Pipeline Partners LP
  (b).........................      1,030         23,257
Buckeye Partners LP (b).......      1,078         46,171
Chevron Corp. ................     43,626      2,890,223
ConocoPhillips................     28,264      1,188,784
Devon Energy Corp. ...........      9,130        497,585
El Paso Corp. ................     15,318        141,385
Enbridge Energy Partners LP
  (b).........................      1,559         60,146
Energy Transfer Partners LP
  (b).........................      2,127         86,122
Enterprise GP Holdings LP.....        871         21,888
Enterprise Products Partners
  LP (b)......................      6,831        170,365
Exxon Mobil Corp. ............    107,434      7,510,711
Forest Oil Corp. (a)(b).......      2,227         33,227
Kinder Morgan Energy Partners
  LP (b)......................      3,870        197,834
Magellan Midstream Partners LP
  (b).........................      1,408         48,942
Marathon Oil Corp. ...........     15,536        468,100
Newfield Exploration Co. (a)..      2,812         91,868
NuStar Energy LP..............        969         52,355
ONEOK Partners LP (b).........      1,193         54,627
Pioneer Natural Resources
  Co. ........................      2,397         61,124
Plains All American Pipeline
  LP..........................      2,413        102,673
Spectra Energy Corp. .........     13,959        236,186
TEPPCO Partners LP (b)........      1,838         54,883
                                            ------------
                                              14,556,854
                                            ------------
PAPER & FOREST PRODUCTS -- 0.3%
International Paper Co. ......      8,528        129,029
MeadWestvaco Corp. ...........      3,613         59,289
Weyerhaeuser Co. (b)..........      4,587        139,582
                                            ------------
                                                 327,900
                                            ------------
PERSONAL PRODUCTS -- 0.1%
Alberto-Culver Co. ...........      1,841         46,816
Mead Johnson Nutrition Co
  (Class A) (a)...............        745         23,669
                                            ------------
                                                  70,485
                                            ------------


See accompanying notes to financial statements.

SPDR DOW JONES LARGE CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
PHARMACEUTICALS -- 12.7%
Abbott Laboratories...........     33,387   $  1,570,525
Bristol-Myers Squibb Co. .....     42,675        866,729
Eli Lilly & Co. ..............     21,303        737,936
Forest Laboratories, Inc.
  (a).........................      6,585        165,349
Johnson & Johnson.............     60,178      3,418,110
King Pharmaceuticals, Inc.
  (a).........................      5,296         51,001
Merck & Co., Inc. ............     45,864      1,282,357
Mylan, Inc. (a)(b)............      6,586         85,947
Pfizer, Inc. .................    146,234      2,193,510
Schering-Plough Corp. ........     35,101        881,737
Watson Pharmaceuticals, Inc.
  (a)(b)......................      2,268         76,409
Wyeth.........................     28,896      1,311,590
                                            ------------
                                              12,641,200
                                            ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.7%
AMB Property Corp. ...........      3,044         57,258
Annaly Capital Management,
  Inc. .......................     11,746        177,834
Avalonbay Communities, Inc.
  (b).........................      1,759         98,398
Boston Properties, Inc. (b)...      2,988        142,528
Developers Diversified Realty
  Corp. ......................        208          1,015
Equity Residential............      5,876        130,624
Federal Realty Investment
  Trust (b)...................      1,252         64,503
HCP, Inc. (b).................      5,874        124,470
Health Care REIT, Inc. (b)....      2,483         84,670
Host Hotels & Resorts, Inc. ..     12,839        107,719
Kimco Realty Corp. ...........      8,054         80,943
Liberty Property Trust........      2,300         52,992
Nationwide Health Properties,
  Inc. .......................      2,165         55,727
Plum Creek Timber Co., Inc.
  (b).........................      3,663        109,084
ProLogis (b)..................      9,135         73,628
Rayonier, Inc. ...............      1,806         65,648
Realty Income Corp. (b).......      2,268         49,715
Regency Centers Corp. (b).....      1,723         60,150
Vornado Realty Trust..........      3,568        160,667
                                            ------------
                                               1,697,573
                                            ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
Brookfield Properties Corp.
  (b).........................      4,327         34,486
The St. Joe Co. (a)(b)........      1,947         51,576
                                            ------------
                                                  86,062
                                            ------------
ROAD & RAIL -- 1.7%
Burlington Northern Santa Fe
  Corp. ......................      6,017        442,490
CSX Corp. ....................      8,442        292,346
Kansas City Southern(a)(b)....      2,213         35,651
Norfolk Southern Corp. .......      7,988        300,908
Ryder Systems, Inc. ..........      1,167         32,583
Union Pacific Corp. ..........     10,944        569,745
                                            ------------
                                               1,673,723
                                            ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
Intel Corp. ..................    120,615      1,996,178
                                            ------------
SOFTWARE -- 0.1%
Synopsys, Inc. (a)............      3,105         60,579
                                            ------------
SPECIALTY RETAIL -- 0.1%
Limited Brands, Inc. .........      5,930         70,982
                                            ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
V. F. Corp. (b)...............      1,948        107,822
                                            ------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
Capitol Federal Financial(b)..        433         16,597
New York Community Bancorp,
  Inc. (b)....................      7,471         79,865
People's United Financial,
  Inc. .......................      3,712         55,828
                                            ------------
                                                 152,290
                                            ------------
TOBACCO -- 3.0%
Altria Group, Inc. ...........     44,650        731,814
Lorillard, Inc. ..............      3,695        250,410
Philip Morris International,
  Inc. .......................     42,520      1,854,722
Reynolds American, Inc. (b)...      3,643        140,693
                                            ------------
                                               2,977,639
                                            ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
W.W. Grainger, Inc. (b).......      1,304        106,771
                                            ------------
WATER UTILITIES -- 0.1%
American Water Works Co., Inc.
  (b).........................      2,108         40,284
Aqua America, Inc. ...........      2,916         52,196
                                            ------------
                                                  92,480
                                            ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
Sprint Nextel Corp. (a)(b)....     62,119        298,792
                                            ------------
TOTAL COMMON STOCKS --
  (Cost $125,508,418)                         98,821,402
                                            ------------
SHORT TERM INVESTMENTS -- 4.5%
MONEY MARKET FUNDS -- 4.5%
State Street Navigator
  Securities Lending Prime
  Portfolio (e)(f)............  3,567,500      3,567,500
STIC Prime Portfolio..........    859,528        859,528
                                            ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $4,427,028)...........                 4,427,028
                                            ------------
TOTAL INVESTMENTS -- 104.1%
  (g)
  (Cost $129,935,446).........               103,248,430
OTHER ASSETS AND
  LIABILITIES -- (4.1)%.......                (4,027,884)
                                            ------------
NET ASSETS -- 100.0%..........              $ 99,220,546
                                            ============




(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan as of June 30, 2009.
(c)    Affiliated issuer. (Note 3)
(d)    Amount shown represents less than 0.05% of net assets.
(e)    Investments of cash collateral for securities loaned.
(f)    Affiliated Fund managed by SSgA Funds Management, Inc.
(g) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)
REIT = Real Estate Investment Trust




See accompanying notes to financial statements.

SPDR DOW JONES MID CAP ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
COMMON STOCKS -- 99.8%
AEROSPACE & DEFENSE -- 0.9%
Alliant Techsystems, Inc.
  (a)(b).......................      1,087   $    89,525
Curtiss-Wright Corp. (b).......      1,490        44,298
Esterline Technologies Corp.
  (a)..........................      1,000        27,070
Moog, Inc. (Class A) (a)(b)....      1,295        33,424
Spirit Aerosystems Holdings,
  Inc. (a)(b)..................      3,381        46,455
TransDigm Group, Inc. (a)(b)...      1,224        44,309
                                             -----------
                                                 285,081
                                             -----------
AIR FREIGHT & LOGISTICS -- 0.1%
UTI Worldwide, Inc. (a)........      3,295        37,563
                                             -----------
AIRLINES -- 0.4%
Alaska Air Group, Inc. (a)(b)..      1,231        22,478
AMR Corp. (a)(b)...............      9,514        38,246
Continental Airlines, Inc.
  (Class B) (a)(b).............      4,084        36,184
JetBlue Airways Corp. (a)(b)...      8,268        35,305
                                             -----------
                                                 132,213
                                             -----------
AUTO COMPONENTS -- 0.9%
BorgWarner, Inc. (b)...........      3,823       130,555
Gentex Corp. (b)...............      4,562        52,919
The Goodyear Tire & Rubber Co.
  (a)(b).......................      7,979        89,844
                                             -----------
                                                 273,318
                                             -----------
BEVERAGES -- 0.2%
PepsiAmericas, Inc. (b)........      2,101        56,328
                                             -----------
BIOTECHNOLOGY -- 1.4%
Alkermes, Inc. (a)(b)..........      3,127        33,834
Amylin Pharmaceuticals, Inc.
  (a)(b).......................      4,686        63,261
BioMarin Pharmaceutical, Inc.
  (a)(b).......................      3,299        51,497
Isis Pharmaceuticals, Inc.
  (a)(b).......................      3,086        50,919
Onyx Pharmaceuticals, Inc.
  (a)(b).......................      1,900        53,694
OSI Pharmaceuticals, Inc.
  (a)(b).......................      1,933        54,569
Regeneron Pharmaceuticals, Inc.
  (a)(b).......................      2,118        37,955
Theravance, Inc. (a)(b)........      1,784        26,118
United Therapeutics Corp.
  (a)(b).......................        768        63,997
                                             -----------
                                                 435,844
                                             -----------
BUILDING PRODUCTS -- 0.7%
Lennox International, Inc.
  (b)..........................      1,721        55,261
Masco Corp. (b)................     11,945       114,433
Owens Corning, Inc. (a)(b).....      2,900        37,062
                                             -----------
                                                 206,756
                                             -----------
CAPITAL MARKETS -- 3.0%
Affiliated Managers Group, Inc.
  (a)(b).......................      1,364        79,371
AllianceBernstein Holding
  LP(b)........................      1,074        21,577
Eaton Vance Corp. (b)..........      3,851       103,014
Federated Investors, Inc.
  (Class B) (b)................      3,417        82,316
Greenhill & Co., Inc. (b)......        413        29,823
Jefferies Group, Inc. (a)(b)...      4,068        86,771
Knight Capital Group, Inc.
  (Class A) (a)................      3,064        52,241
Lazard, Ltd. (Class A) (b).....      2,504        67,408
Legg Mason, Inc. (b)...........      4,706       114,732
Och-Ziff Capital Management
  Group LLC (Class A) (b)......      1,231        10,968
Raymond James Financial, Inc.
  (b)..........................      3,258        56,070
SEI Investments Co. (b)........      5,178        93,411
The Blackstone Group LP(b).....      5,343        56,315
Waddell & Reed Financial, Inc.
  (Class A) (b)................      2,860        75,418
                                             -----------
                                                 929,435
                                             -----------
CHEMICALS -- 3.0%
Albemarle Corp. (b)............      3,035        77,605
Celanese Corp. (Series A)......      4,767       113,216
Eastman Chemical Co. (b).......      2,269        85,995
International Flavors &
  Fragrances, Inc. (b).........      2,609        85,366
Intrepid Potash, Inc. (a)(b)...      1,409        39,565
Lubrizol Corp. ................      2,235       105,738
Nalco Holding Co. .............      4,568        76,925
Olin Corp. (b).................      2,328        27,680
RPM International, Inc. .......      4,240        59,530
Sensient Technologies Corp.
  (b)..........................      1,620        36,563
Terra Industries, Inc. ........      3,312        80,217
Terra Nitrogen Co. LP..........        241        24,288
The Scotts Miracle-Gro Co.
  (Class A) (b)................      1,466        51,383
Valhi, Inc. (b)................        368         2,734
Valspar Corp. .................      3,062        68,987
                                             -----------
                                                 935,792
                                             -----------
COMMERCIAL BANKS -- 4.6%
Associated Bance-Corp. (b).....      3,950        49,375
BancorpSouth, Inc. (b).........      2,608        53,542
Bank of Hawaii Corp. (b).......      1,572        56,325
BOK Financial Corp. (b)........        742        27,951
City National Corp. (b)........      1,356        49,941
Comerica, Inc. (b).............      5,020       106,173
Commerce Bancshares, Inc. (b)..      2,049        65,220
Cullen/Frost Bankers, Inc.
  (b)..........................      1,863        85,922
First Citizens Bancshares, Inc.
  (Class A)....................        200        26,730
First Horizon National Corp.
  (a)(b).......................      7,119        85,423
FirstMerit Corp. (b)...........      2,714        46,084
Fulton Financial Corp. (b).....      5,926        30,874
Prosperity Bancshares, Inc.
  (b)..........................      1,525        45,491
Regions Financial Corp. (b)....     36,071       145,727
SunTrust Banks, Inc. (b).......     15,202       250,073
Synovus Financial Corp. (b)....      9,346        27,944
TCF Financial Corp. (b)........      3,999        53,467
Trustmark Corp. (b)............      1,663        32,129
UMB Financial Corp. (b)........      1,103        41,925
Valley National Bancorp (b)....      4,667        54,604
Westamerica Bancorporation
  (b)..........................        961        47,675
Zions Bancorp (b)..............      3,798        43,905
                                             -----------
                                               1,426,500
                                             -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.8%
Avery Dennison Corp. (b).......      3,746        96,197
Clean Harbors, Inc. (a)(b).....        690        37,253
Copart, Inc. (a)(b)............      2,304        79,880
Corrections Corp. of America
  (a)..........................      3,820        64,902
R.R. Donnelley & Sons Co. (b)..      6,809        79,121
Rollins, Inc. (b)..............      1,700        29,427
Tetra Tech, Inc. (a)...........      2,009        57,558
The Brink's Co. ...............      1,515        43,980
Waste Connections, Inc.
  (a)(b).......................      2,645        68,532
                                             -----------
                                                 556,850
                                             -----------
COMMUNICATIONS EQUIPMENT -- 1.2%
Brocade Communications Systems,
  Inc. (a).....................     12,857       100,542
EchoStar Corp. (Class A) (a)...      1,339        21,343
F5 Networks, Inc. (a)(b).......      2,610        90,280
InterDigital, Inc. (a).........      1,477        36,098
Polycom, Inc. (a)(b)...........      2,741        55,560
Tellabs, Inc. (a)..............     12,081        69,224
                                             -----------
                                                 373,047
                                             -----------


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
COMPUTERS & PERIPHERALS -- 2.0%
Diebold, Inc. (b)..............      2,162   $    56,990
Lexmark International, Inc.
  (Class A) (a)(b).............      2,593        41,099
NCR Corp. (a)..................      5,198        61,492
QLogic Corp. (a)...............      3,937        49,921
SanDisk Corp. (a)(b)...........      7,472       109,764
Seagate Technology (b).........     15,965       166,994
Teradata Corp. (a).............      5,672       132,895
                                             -----------
                                                 619,155
                                             -----------
CONSTRUCTION & ENGINEERING -- 1.6%
Aecom Technology Corp. (a).....      3,165       101,280
EMCOR Group, Inc. (a)(b).......      2,190        44,063
Granite Construction, Inc.
  (b)..........................      1,133        37,706
KBR, Inc. .....................      5,368        98,986
The Shaw Group, Inc. (a)(b)....      2,753        75,460
Tutor Perini Corp. (a)(b)......        954        16,561
URS Corp. (a)..................      2,750       136,180
                                             -----------
                                                 510,236
                                             -----------
CONTAINERS & PACKAGING -- 2.5%
Aptargroup, Inc. ..............      2,108        71,187
Bemis Co., Inc. ...............      3,338        84,118
Greif, Inc. (Class A)..........      1,139        50,366
Owens-Illinois, Inc. (a).......      5,492       153,831
Packaging Corp. of America
  (b)..........................      3,373        54,643
Pactiv Corp. (a)(b)............      4,345        94,286
Rock-Tenn Co. (Class A) (b)....      1,259        48,043
Sealed Air Corp. (b)...........      5,253        96,918
Silgan Holdings, Inc. .........        859        42,117
Sonoco Products Co. ...........      3,301        79,059
                                             -----------
                                                 774,568
                                             -----------
DISTRIBUTORS -- 0.2%
LKQ Corp. (a)(b)...............      4,604        75,736
                                             -----------
DIVERSIFIED CONSUMER SERVICES -- 1.3%
Brink's Home Security Holdings,
  Inc. (a)(b)..................      1,515        42,890
Career Education Corp. (a)(b)..      2,969        73,898
Corinthian Colleges, Inc.
  (a)(b).......................      2,626        44,458
Hillenbrand, Inc. .............      2,038        33,912
Matthews International Corp.
  (Class A) (b)................      1,004        31,245
Service Corp. International
  (b)..........................      8,309        45,533
Strayer Education, Inc. (b)....        466       101,639
Weight Watchers International,
  Inc. (b).....................      1,172        30,203
                                             -----------
                                                 403,778
                                             -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
MSCI, Inc. (Class A) (a)(b)....      3,322        81,190
                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
CenturyTel, Inc. (b)...........      9,789       300,522
Clearwire Corp. (Class A)
  (a)(b).......................      2,420        13,383
Frontier Communications
  Corp. .......................     10,254        73,214
Level 3 Communications, Inc.
  (a)(b).......................     53,468        80,737
tw telecom, inc. (a)(b)........      4,961        50,949
                                             -----------
                                                 518,804
                                             -----------
ELECTRIC UTILITIES -- 1.8%
Cleco Corp. (b)................      1,990        44,616
DPL, Inc. (b)..................      3,852        89,251
Great Plains Energy, Inc. (b)..      4,432        68,918
Hawaiian Electric Industries,
  Inc. (b).....................      3,048        58,095
IDACORP, Inc. (b)..............      1,539        40,229
ITC Holdings Corp. (b).........      1,640        74,390
NV Energy, Inc. ...............      7,763        83,763
Portland General Electric Co.
  (b)..........................      2,513        48,953
Westar Energy, Inc. (b)........      3,593        67,441
                                             -----------
                                                 575,656
                                             -----------
ELECTRICAL EQUIPMENT -- 0.8%
Acuity Brands, Inc. (b)........      1,345        37,727
Brady Corp. (Class A) (b)......      1,523        38,258
Energy Conversion Devices, Inc.
  (a)(b).......................      1,538        21,763
Hubbell, Inc. (Class B) (b)....      1,725        55,304
Thomas & Betts Corp. (a).......      1,756        50,678
Woodward Governor Co. (b)......      1,889        37,402
                                             -----------
                                                 241,132
                                             -----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 2.0%
Anixter International, Inc.
  (a)(b).......................      1,013        38,079
Arrow Electronics, Inc.
  (a)(b).......................      3,974        84,408
AVX Corp. (b)..................      1,755        17,427
Ingram Micro, Inc. (Class A)
  (a)..........................      5,378        94,115
Itron, Inc. (a)(b).............      1,221        67,241
Jabil Circuit, Inc. (b)........      6,513        48,326
Mettler-Toledo International,
  Inc. (a)(b)..................      1,113        85,868
Molex, Inc. ...................      4,353        67,689
National Instruments Corp.
  (b)..........................      2,029        45,774
Trimble Navigation, Ltd.
  (a)(b).......................      3,990        78,324
                                             -----------
                                                 627,251
                                             -----------
ENERGY EQUIPMENT & SERVICES -- 2.0%
Dresser-Rand Group, Inc. (a)...      2,699        70,444
Exterran Holdings, Inc.
  (a)(b).......................      2,062        33,074
Helmerich & Payne, Inc. (b)....      3,177        98,074
Oceaneering International, Inc.
  (a)(b).......................      1,831        82,761
Patterson-UTI Energy, Inc.
  (b)..........................      5,093        65,496
Rowan Cos., Inc. (b)...........      3,466        66,963
SEACOR Holdings, Inc. (a)(b)...        628        47,251
Superior Energy Services, Inc.
  (a)(b).......................      2,554        44,108
Tidewater, Inc. (b)............      1,711        73,351
Unit Corp. (a)(b)..............      1,562        43,064
                                             -----------
                                                 624,586
                                             -----------
FOOD & STAPLES RETAILING -- 0.6%
BJ's Wholesale Club, Inc.
  (a)(b).......................      1,814        58,465
Ruddick Corp. (b)..............      1,389        32,544
Whole Foods Market, Inc. (b)...      4,617        87,631
                                             -----------
                                                 178,640
                                             -----------
FOOD PRODUCTS -- 1.0%
Corn Products International,
  Inc. (b).....................      2,456        65,796
Del Monte Foods Co. ...........      6,609        61,993
Flowers Foods, Inc. (b)........      2,821        61,611
Fresh Del Monte Produce, Inc.
  (a)..........................      1,379        22,423
Lancaster Colony Corp. (b).....        671        29,571
Smithfield Foods, Inc. (a)(b)..      4,454        62,222
Tootsie Roll Industries, Inc.
  (b)..........................        786        17,834
                                             -----------
                                                 321,450
                                             -----------
GAS UTILITIES-- 2.7%
AGL Resources, Inc. ...........      2,539        80,740
Amerigas Partners LP (b).......      1,063        35,855
Atmos Energy Corp. ............      3,042        76,172
Energen Corp. .................      2,404        95,920
National Fuel Gas Co. (b)......      2,239        80,783


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
New Jersey Resources Corp.
  (b)..........................      1,396   $    51,708
Nicor, Inc. (b)................      1,488        51,515
Northwest Natural Gas Co. (b)..        879        38,957
Piedmont Natural Gas Co., Inc.
  (b)..........................      2,285        55,091
South Jersey Industries, Inc.
  (b)..........................      1,003        34,995
Southwest Gas Corp. (b)........      1,501        33,337
Spectra Energy Partners LP.....        369         7,933
Suburban Propane Partners LP
  (b)..........................      1,080        45,544
UGI Corp. .....................      3,576        91,152
WGL Holdings, Inc. (b).........      1,661        53,185
                                             -----------
                                                 832,887
                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.2%
Gen-Probe, Inc. (a)............      1,729        74,312
Haemonetics Corp. (a)(b).......        842        47,994
IDEXX Laboratories, Inc.
  (a)(b).......................      1,974        91,199
Immucor, Inc. (a)..............      2,312        31,813
Inverness Medical Innovations,
  Inc. (a)(b)..................      2,608        92,793
Kinetic Concepts, Inc. (a)(b)..      2,055        55,999
Masimo Corp. (a)(b)............      1,719        41,445
NuVasive, Inc. (a)(b)..........      1,199        53,475
STERIS Corp. (b)...............      1,788        46,631
Teleflex, Inc. ................      1,307        58,593
Thoratec Corp. (a)(b)..........      1,857        49,731
West Pharmaceutical Services,
  Inc. (b).....................      1,105        38,509
                                             -----------
                                                 682,494
                                             -----------
HEALTH CARE PROVIDERS & SERVICES -- 2.8%
Amedisys, Inc. (a)(b)..........        916        30,246
AMERIGROUP Corp. (a)(b)........      1,755        47,122
athenahealth, Inc. (a).........      1,043        38,601
Community Health Systems, Inc.
  (a)(b).......................      3,097        78,199
Coventry Health Care, Inc.
  (a)..........................      4,921        92,072
Health Net, Inc. (a)(b)........      3,415        53,103
LifePoint Hospitals, Inc.
  (a)(b).......................      1,763        46,279
Lincare Holdings, Inc. (a)(b)..      2,279        53,602
Magellan Health Services, Inc.
  (a)..........................      1,167        38,301
Owens & Minor, Inc. (b)........      1,357        59,464
Patterson Cos., Inc. (a)(b)....      3,296        71,523
Pediatrix Medical Group, Inc.
  (a)..........................      1,513        63,743
Psychiatric Solutions, Inc.
  (a)(b).......................      1,767        40,182
Universal Health Services, Inc.
  (Class B) (b)................      1,583        77,329
VCA Antech, Inc. (a)(b)........      2,788        74,440
                                             -----------
                                                 864,206
                                             -----------
HEALTH CARE TECHNOLOGY -- 0.5%
Allscripts-Misys Healthcare
  Solutions, Inc. (b)..........      1,912        30,324
HLTH Corp. (a)(b)..............      3,075        40,283
IMS Health, Inc. (b)...........      6,022        76,479
                                             -----------
                                                 147,086
                                             -----------
HOTELS, RESTAURANTS & LEISURE -- 3.2%
Bally Technologies, Inc.
  (a)(b).......................      1,802        53,916
Brinker International, Inc.
  (b)..........................      3,333        56,761
Burger King Holdings, Inc.
  (b)..........................      3,046        52,604
Chipotle Mexican Grill, Inc.
  (a)(b).......................      1,066        85,280
Choice Hotels International,
  Inc. (b).....................        981        26,104
International Speedway Corp.
  (Class A) (b)................        922        23,612
Jack in the Box, Inc. (a)(b)...      1,877        42,139
Las Vegas Sands Corp. (a)(b)...     14,374       112,980
MGM MIRAGE, Inc. (a)(b)........      7,861        50,232
Panera Bread Co. (Class A)
  (a)(b).......................      1,036        51,655
Penn National Gaming, Inc.
  (a)(b).......................      2,212        64,391
Royal Caribbean Cruises, Ltd.
  (b)..........................      4,456        60,334
Scientific Games Corp. (Class
  A) (a)(b)....................      2,292        36,145
Starwood Hotels & Resorts
  Worldwide, Inc. (b)..........      5,674       125,963
Wendy's/Arby's Group, Inc.
  (Class A) (b)................     14,467        57,868
Wynn Resorts, Ltd. (a)(b)......      2,539        89,627
                                             -----------
                                                 989,611
                                             -----------
HOUSEHOLD DURABLES -- 2.6%
Leggett & Platt, Inc. (b)......      5,186        78,983
Lennar Corp. (Class A) (b).....      4,585        44,429
M.D.C. Holdings, Inc. (b)......      1,187        35,741
Mohawk Industries, Inc.
  (a)(b).......................      1,832        65,366
Newell Rubbermaid, Inc. .......      9,272        96,522
NVR, Inc. (a)(b)...............        175        87,918
Pulte Homes, Inc. (b)..........      7,121        62,878
Snap-on, Inc. (b)..............      1,892        54,376
The Black & Decker Corp. (b)...      1,975        56,603
The Stanley Works..............      2,600        87,984
Tupperware Brands Corp. .......      2,104        54,746
Whirlpool Corp. (b)............      2,443       103,974
                                             -----------
                                                 829,520
                                             -----------
HOUSEHOLD PRODUCTS -- 0.4%
Energizer Holdings, Inc.
  (a)(b).......................      2,249       117,488
                                             -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.6%
Dynegy, Inc. (Class A) (a).....     16,492        37,437
Mirant Corp. (a)...............      4,787        75,348
Ormat Technologies, Inc. (b)...        581        23,420
RRI Energy, Inc. (a)(b)........     11,522        57,725
                                             -----------
                                                 193,930
                                             -----------
INDUSTRIAL CONGLOMERATES -- 0.5%
Carlisle Cos., Inc. (b)........      2,022        48,609
Icahn Enterprises LP (b).......        340        13,335
Seaboard Corp. (b).............         12        13,464
Textron, Inc. (b)..............      8,160        78,825
                                             -----------
                                                 154,233
                                             -----------
INSURANCE -- 5.4%
Alleghany Corp. (a)(b).........        200        54,200
Allied World Assurance Company
  Holdings, Ltd. ..............      1,193        48,710
American Financial Group,
  Inc. ........................      2,546        54,943
American International Group,
  Inc. (b).....................     78,555        91,124
American National Insurance Co.
  (b)..........................        538        40,662
Arthur J. Gallagher & Co. (b)..      3,313        70,699
Aspen Insurance Holdings,
  Ltd. ........................      2,479        55,381
Assurant, Inc. ................      3,917        94,361
Brown & Brown, Inc. (b)........      3,733        74,399
CNA Financial Corp. (b)........      1,006        15,563
Endurance Specialty Holdings,
  Ltd. (b).....................      1,690        49,517
Erie Indemnity Co. (Class A)
  (b)..........................      1,048        37,476
First American Corp. (b).......      2,717        70,397
IPC Holdings, Ltd. ............      1,546        42,268
Max Capital Group, Ltd. (b)....      1,612        29,758
Mercury General Corp. (b)......        868        29,017
Montpelier Re Holdings, Ltd.
  (b)..........................      2,652        35,245
Old Republic International
  Corp. (b)....................      7,484        73,717


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
OneBeacon Insurance Group, Ltd.
  (Class A) (b)................        786   $     9,188
Platinum Underwriters Holdings,
  Ltd. ........................      1,694        48,431
ProAssurance Corp. (a)(b)......      1,096        50,646
Reinsurance Group of America,
  Inc. (b).....................      2,042        71,286
RLI Corp. (b)..................        656        29,389
StanCorp Financial Group, Inc.
  (b)..........................      1,623        46,548
The Hanover Insurance Group,
  Inc. ........................      1,699        64,749
Torchmark Corp. (b)............      2,750       101,860
Transatlantic Holdings, Inc.
  (b)..........................      1,899        82,284
Validus Holdings, Ltd. (b).....      1,100        24,178
Wesco Financial Corp. .........         47        13,677
White Mountains Insurance
  Group, Ltd. .................        254        58,143
XL Capital, Ltd. (Class A)
  (b)..........................     11,270       129,154
                                             -----------
                                               1,696,970
                                             -----------
INTERNET & CATALOG RETAIL -- 0.8%
Expedia, Inc. (a)(b)...........      6,888       104,078
Liberty Media
  Corp -- Interactive (Class A)
  (a)(b).......................     19,737        98,882
Netflix, Inc. (a)(b)...........      1,508        62,341
                                             -----------
                                                 265,301
                                             -----------
INTERNET SOFTWARE & SERVICES -- 0.5%
Equinix, Inc. (a)(b)...........      1,261        91,725
IAC/InterActiveCorp. (a)(b)....      3,668        58,871
WebMD Health Corp. (Class A)
  (a)(b).......................        277         8,288
                                             -----------
                                                 158,884
                                             -----------
IT SERVICES -- 2.5%
Alliance Data Systems Corp.
  (a)(b).......................      1,929        79,456
Broadridge Financial Solutions,
  Inc. ........................      4,661        77,279
CACI International, Inc. (Class
  A) (a)(b)....................        992        42,368
DST Systems, Inc. (a)(b).......      1,310        48,405
Gartner, Inc. (a)(b)...........      2,164        33,023
Genpact, Ltd. (a)(b)...........      1,875        22,031
Global Payments, Inc. .........      2,652        99,344
Lender Processing Services,
  Inc. ........................      3,149        87,448
ManTech International Corp.
  (Class A) (a)(b).............        718        30,903
Metavante Technologies, Inc.
  (a)(b).......................      2,962        76,597
NeuStar, Inc. (Class A) (a)....      2,395        53,073
Perot Systems Corp. (Class A)
  (a)(b).......................      2,858        40,955
Total System Services, Inc. ...      6,538        87,544
                                             -----------
                                                 778,426
                                             -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
Eastman Kodak Co. (b)..........      8,364        24,757
                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 1.2%
Bio-Rad Laboratories, Inc.
  (Class A) (a)................        651        49,137
Charles River Laboratories
  International, Inc. (a)......      2,194        74,048
Covance, Inc. (a)(b)...........      2,119       104,255
PerkinElmer, Inc. .............      3,869        67,321
Techne Corp. ..................      1,245        79,443
                                             -----------
                                                 374,204
                                             -----------
MACHINERY -- 3.5%
AGCO Corp. (a)(b)..............      3,038        88,315
CLARCOR, Inc. (b)..............      1,689        49,302
Crane Co. .....................      1,678        37,436
Donaldson Co., Inc. (b)........      2,240        77,594
Gardner Denver, Inc. (a).......      1,712        43,091
Graco, Inc. (b)................      2,020        44,480
Harsco Corp. ..................      2,665        75,419
IDEX Corp. (b).................      2,677        65,774
Joy Global, Inc. (b)...........      3,364       120,162
Kennametal, Inc. ..............      2,433        46,665
Lincoln Electric Holdings, Inc.
  (b)..........................      1,336        48,149
Navistar International Corp.
  (a)(b).......................      2,081        90,732
Nordson Corp. (b)..............      1,047        40,477
Pentair, Inc. .................      3,264        83,624
SPX Corp. .....................      1,627        79,674
The Timken Co. (b).............      2,557        43,673
Wabtec Corp. (b)...............      1,598        51,408
                                             -----------
                                               1,085,975
                                             -----------
MARINE -- 0.2%
Kirby Corp. (a)(b).............      1,770        56,268
                                             -----------
MEDIA -- 1.4%
Clear Channel Outdoor Holdings,
  Inc. (Class A) (a)(b)........      1,342         7,113
DreamWorks Animation SKG, Inc.
  (Class A) (a)(b).............      2,318        63,954
Interactive Data Corp. (b).....      1,183        27,375
John Wiley & Sons, Inc. (Class
  A)...........................      1,656        55,062
Marvel Entertainment, Inc.
  (a)(b).......................      1,709        60,823
Morningstar, Inc. (a)..........        624        25,727
Regal Entertainment Group(b)...      2,568        34,129
The Interpublic Group of Cos.,
  Inc. (a)(b)..................     15,825        79,916
Virgin Media, Inc. (b).........      9,710        90,788
                                             -----------
                                                 444,887
                                             -----------
METALS & MINING -- 1.9%
Allegheny Technologies, Inc.
  (b)..........................      3,049       106,501
Cliffs Natural Resources, Inc.
  (b)..........................      4,272       104,536
Commercial Metals Co. (b)......      3,700        59,311
Compass Minerals International,
  Inc. (b).....................      1,067        58,589
Reliance Steel & Aluminum
  Co. .........................      2,128        81,694
Royal Gold, Inc. (b)...........      1,340        55,878
Steel Dynamics, Inc. (b).......      6,874       101,254
Titanium Metals Corp. .........      2,821        25,925
                                             -----------
                                                 593,688
                                             -----------
MULTI-UTILITIES -- 1.4%
CMS Energy Corp. (b)...........      7,471        90,250
NiSource, Inc. (b).............      9,103       106,141
OGE Energy Corp. ..............      3,163        89,576
TECO Energy, Inc. (b)..........      6,605        78,797
Vectren Corp. .................      2,667        62,488
                                             -----------
                                                 427,252
                                             -----------
MULTILINE RETAIL -- 0.5%
Big Lots, Inc. (a)(b)..........      2,751        57,854
Nordstrom, Inc. (b)............      5,597       111,324
                                             -----------
                                                 169,178
                                             -----------
OFFICE ELECTRONICS -- 0.1%
Zebra Technologies Corp. (Class
  A) (a)(b)....................      1,967        46,539
                                             -----------
OIL, GAS & CONSUMABLE FUELS -- 6.5%
Alliance Resource Partners LP
  (b)..........................        696        22,620
Alpha Natural Resources, Inc.
  (a)(b).......................      2,331        61,235
Arch Coal, Inc. (b)............      4,753        73,054
BP Prudhoe Bay Royalty Trust
  (b)..........................        709        48,921
Buckeye Partners LP (b)........      1,705        73,025
Cabot Oil & Gas Corp. .........      3,413       104,574


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Cheniere Energy Partners LP....        461   $     3,398
Cimarex Energy Co. (b).........      2,745        77,793
Comstock Resources, Inc. (a)...      1,516        50,104
Concho Resources, Inc. (a)(b)..      2,374        68,110
El Paso Pipeline Partners LP...      1,135        19,897
Encore Acquisition Co. (a)(b)..      1,763        54,389
EXCO Resources, Inc. (a)(b)....      5,628        72,714
Forest Oil Corp. (a)(b)........      3,259        48,624
Frontier Oil Corp. (b).........      3,428        44,941
Goodrich Petroleum Corp.
  (a)(b).......................        904        22,229
Holly Corp. (b)................      1,430        25,711
Inergy LP (b)..................      1,645        41,931
Linn Energy LLC................      3,798        74,327
Magellan Midstream Partners LP
  (b)..........................      2,203        76,576
Mariner Energy, Inc. (a).......          1             5
Massey Energy Co. (b)..........      2,858        55,845
Natural Resource Partners
  LP(b)........................      1,100        23,155
Newfield Exploration Co. (a)...      4,337       141,690
NuStar Energy LP(b)............      1,413        76,344
Pioneer Natural Resources Co.
  (b)..........................      3,788        96,594
Plains Exploration & Production
  Co. (a)(b)...................      3,972       108,674
Quicksilver Resources, Inc.
  (a)(b).......................      4,000        37,160
SandRidge Energy, Inc. (a)(b)..      4,830        41,152
Ship Finance International,
  Ltd. (b).....................         47           518
Southern Union Co. (b).........      3,437        63,207
St. Mary Land & Exploration
  Co. .........................      2,085        43,514
Sunoco Logistics Partners LP...        666        36,111
Teekay Corp. ..................      1,394        29,316
TEPPCO Partners LP.............      2,826        84,384
Tesoro Corp. (b)...............      4,612        58,711
Whiting Petroleum Corp.
  (a)(b).......................      1,663        58,471
                                             -----------
                                               2,019,024
                                             -----------
PAPER & FOREST PRODUCTS -- 0.3%
MeadWestvaco Corp. (b).........      5,360        87,958
                                             -----------
PERSONAL PRODUCTS -- 0.6%
Alberto-Culver Co. (b).........      2,908        73,951
Chattem, Inc. (a)(b)...........        644        43,856
Herbalife, Ltd. ...............      2,041        64,373
                                             -----------
                                                 182,180
                                             -----------
PHARMACEUTICALS -- 1.0%
Auxilium Pharmaceuticals, Inc.
  (a)(b).......................      1,367        42,896
King Pharmaceuticals, Inc.
  (a)(b).......................      8,170        78,677
Perrigo Co. (b)................      2,809        78,034
Sepracor, Inc. (a)(b)..........      3,600        62,352
Valeant Pharmaceuticals
  International (a)(b).........      2,312        59,465
                                             -----------
                                                 321,424
                                             -----------
PROFESSIONAL SERVICES -- 1.4%
FTI Consulting, Inc. (a)(b)....      1,691        85,768
IHS, Inc. (Class A) (a)(b).....      1,535        76,550
Manpower, Inc. ................      2,592       109,745
Robert Half International, Inc.
  (b)..........................      5,032       118,856
Watson Wyatt Worldwide, Inc.
  (Class A) (b)................      1,396        52,392
                                             -----------
                                                 443,311
                                             -----------
REAL ESTATE INVESTMENT TRUSTS -- 6.2%
Alexandria Real Estate
  Equities, Inc. (b)...........      1,319        47,207
AMB Property Corp. (b).........      4,857        91,360
Camden Property Trust (b)......      2,167        59,809
Corporate Office Properties
  Trust (b)....................      1,902        55,786
Digital Realty Trust, Inc.
  (b)..........................      2,326        83,387
Douglas Emmett, Inc. (b).......      4,014        36,086
Duke Realty Corp. (b)..........      7,425        65,117
Essex Property Trust, Inc.
  (b)..........................        906        56,380
Federal Realty Investment Trust
  (b)..........................      1,953       100,618
Highwoods Properties, Inc. ....      2,316        51,809
Hospitality Properties Trust
  (b)..........................      3,707        44,076
Host Hotels & Resorts, Inc.
  (b)..........................     19,652       164,880
Kimco Realty Corp. (b).........     12,396       124,580
Liberty Property Trust.........      3,505        80,755
Mack-Cali Realty Corp. (b).....      2,527        57,616
MFA Financial, Inc. ...........      7,377        51,049
National Retail Properties,
  Inc. (b).....................      2,679        46,481
Nationwide Health Properties,
  Inc. (b).....................      3,400        87,516
OMEGA Healthcare Investors,
  Inc. (b).....................      2,710        42,059
ProLogis (b)...................     14,579       117,507
Rayonier, Inc. ................      2,605        94,692
Realty Income Corp. (b)........      3,462        75,887
Regency Centers Corp. (b)......      2,636        92,023
Senior Housing Properties Trust
  (b)..........................      3,983        65,002
UDR, Inc. (b)..................      4,942        51,051
Washington Real Estate
  Investment Trust (b).........      1,927        43,107
Weingarten Realty Investors
  (b)..........................      3,964        57,518
                                             -----------
                                               1,943,358
                                             -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT-- 0.4%
Brookfield Properties Corp.
  (b)..........................      6,739        53,710
The St. Joe Co. (a)(b).........      3,045        80,662
                                             -----------
                                                 134,372
                                             -----------
ROAD & RAIL -- 0.9%
Heartland Express, Inc. (b)....      1,825        26,864
Hertz Global Holdings, Inc.
  (a)(b).......................      6,028        48,164
Kansas City Southern (a)(b)....      3,022        48,684
Knight Transportation, Inc.
  (b)..........................      1,918        31,743
Landstar Systems, Inc. ........      1,703        61,155
Ryder Systems, Inc. ...........      1,843        51,456
Werner Enterprises, Inc. (b)...      1,684        30,514
                                             -----------
                                                 298,580
                                             -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-- 3.2%
Advanced Micro Devices, Inc.
  (a)(b).......................     20,358        78,785
Atmel Corp. (a)(b).............     13,318        49,676
Cree, Inc. (a)(b)..............      2,671        78,501
Intersil Corp. (Class A) (b)...      4,049        50,896
Lam Research Corp. (a)(b)......      4,154       108,004
LSI Logic Corp. (a)(b).........     21,435        97,743
Micron Technology, Inc.
  (a)(b).......................     27,594       139,626
National Semiconductor Corp.
  (b)..........................      7,623        95,669
Novellus Systems, Inc. (a).....      3,237        54,058
ON Semiconductor Corp. (a)(b)..     13,772        94,476
PMC-Sierra, Inc. (a)(b)........      7,149        56,906
Silicon Laboratories, Inc.
  (a)(b).......................      1,483        56,265
Varian Semiconductor Equipment
  Associates, Inc. (a)(b)......      2,392        57,384
                                             -----------
                                               1,017,989
                                             -----------
SOFTWARE -- 3.3%
Ansys, Inc. (a)(b).............      2,912        90,738
Cadence Design Systems, Inc.
  (a)(b).......................      8,815        52,009
Compuware Corp. (a)............      8,119        55,696


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Concur Technologies, Inc.
  (a)(b).......................      1,392   $    43,263
Factset Research Systems, Inc.
  (b)..........................      1,428        71,214
Informatica Corp. (a)(b).......      2,887        49,628
Jack Henry & Associates,
  Inc. ........................      2,777        57,623
Macrovision Solutions Corp.
  (a)(b).......................      2,712        59,149
MICROS Systems, Inc. (a)(b)....      2,656        67,250
Novell, Inc. (a)(b)............     11,436        51,805
Nuance Communications, Inc.
  (a)(b).......................      7,252        87,677
Parametric Technology Corp.
  (a)(b).......................      3,841        44,901
Quality Systems, Inc. (b)......        593        33,777
Quest Software, Inc. (a).......      2,243        31,267
Solera Holdings, Inc. (a)......      2,296        58,318
Sybase, Inc. (a)(b)............      2,743        85,966
Synopsys, Inc. (a).............      4,725        92,185
                                             -----------
                                               1,032,466
                                             -----------
SPECIALTY RETAIL -- 3.6%
Aaron's, Inc. (b)..............      1,641        48,935
Abercrombie & Fitch Co. (Class
  A) (b).......................      2,893        73,453
Aeropostale, Inc. (a)(b).......      2,222        76,148
American Eagle Outfitters, Inc.
  (b)..........................      5,849        82,880
AutoNation, Inc. (a)(b)........      2,494        43,271
CarMax, Inc. (a)(b)............      6,566        96,520
Dick's Sporting Goods, Inc.
  (a)(b).......................      2,794        48,057
Foot Locker, Inc. (b)..........      5,135        53,764
Guess ?, Inc. (b)..............      1,944        50,116
Limited Brands, Inc. (b).......      9,139       109,394
PetSmart, Inc. (b).............      4,229        90,754
RadioShack Corp. ..............      4,120        57,515
Rent-A-Center, Inc. (a)........      2,184        38,941
The Buckle, Inc. (b)...........        872        27,704
Tiffany & Co. (b)..............      4,122       104,534
Tractor Supply Co. (a)(b)......      1,200        49,584
Urban Outfitters, Inc. (a)(b)..      4,375        91,306
                                             -----------
                                               1,142,876
                                             -----------
THRIFTS & MORTGAGE FINANCE -- 0.4%
First Niagara Financial Group,
  Inc. (b).....................      4,794        54,748
New Alliance Bancshares, Inc.
  (b)..........................      3,302        37,973
Washington Federal, Inc. ......      2,911        37,843
                                             -----------
                                                 130,564
                                             -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.3%
GATX Corp. (b).................      1,372        35,288
MSC Industrial Direct Co., Inc.
  (Class A) (b)................      1,423        50,488
                                             -----------
                                                  85,776
                                             -----------
WATER UTILITIES -- 0.2%
Aqua America, Inc. (b).........      4,509        80,711
                                             -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
Leap Wireless International,
  Inc. (a)(b)..................      1,995        65,695
SBA Communications Corp. (Class
  A) (a)(b)....................      3,873        95,044
                                             -----------
                                                 160,739
                                             -----------
TOTAL COMMON STOCKS --
  (Cost $33,351,485)...........               31,216,021
                                             -----------
SHORT TERM INVESTMENTS -- 29.6%
MONEY MARKET FUNDS -- 29.6%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d).............  9,024,333     9,024,333
STIC Prime Portfolio...........    221,425       221,425
                                             -----------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $9,245,758)............                9,245,758
                                             -----------
TOTAL INVESTMENTS -- 129.4% (e)
  (Cost $42,597,243)...........               40,461,779
OTHER ASSETS AND
  LIABILITIES -- (29.4)%.......               (9,201,493)
                                             -----------
NET ASSETS -- 100.0%...........              $31,260,286
                                             ===========




(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2009.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP GROWTH ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.9%
AEROSPACE & DEFENSE -- 0.8%
Moog, Inc. (Class A) (a)(b)...       3,410   $     88,012
Spirit Aerosystems Holdings,
  Inc. (a)(b).................       9,061        124,498
TransDigm Group, Inc. (a)(b)..       3,254        117,795
                                             ------------
                                                  330,305
                                             ------------
AIR FREIGHT & LOGISTICS -- 0.2%
UTI Worldwide, Inc. (a).......       8,863        101,038
                                             ------------
AIRLINES -- 0.5%
AMR Corp. (a)(b)..............      25,299        101,702
JetBlue Airways Corp. (a)(b)..      22,255         95,029
                                             ------------
                                                  196,731
                                             ------------
AUTO COMPONENTS -- 1.7%
BorgWarner, Inc. (b)..........      10,355        353,623
Gentex Corp. (b)..............      12,214        141,683
The Goodyear Tire & Rubber Co.
  (a)(b)......................      21,397        240,930
                                             ------------
                                                  736,236
                                             ------------
BIOTECHNOLOGY -- 2.7%
Alkermes, Inc. (a)(b).........       8,608         93,139
Amylin Pharmaceuticals, Inc.
  (a)(b)......................      12,419        167,656
BioMarin Pharmaceutical, Inc.
  (a)(b)......................       8,874        138,523
Isis Pharmaceuticals, Inc.
  (a)(b)......................       8,164        134,706
Onyx Pharmaceuticals, Inc.
  (a)(b)......................       5,041        142,459
OSI Pharmaceuticals, Inc.
  (a)(b)......................       5,164        145,780
Regeneron Pharmaceuticals,
  Inc. (a)(b).................       5,593        100,226
Theravance, Inc. (a)(b).......       4,700         68,808
United Therapeutics Corp.
  (a)(b)......................       2,092        174,326
                                             ------------
                                                1,165,623
                                             ------------
CAPITAL MARKETS -- 3.5%
Affiliated Managers Group,
  Inc. (a)(b).................       3,687        214,547
Eaton Vance Corp. (b).........      10,423        278,815
Greenhill & Co., Inc. (b).....       1,089         78,637
Jefferies Group, Inc. (a)(b)..      10,910        232,710
Knight Capital Group, Inc.
  (Class A) (a)...............       8,150        138,958
Lazard, Ltd. (Class A) (b)....       6,794        182,894
Raymond James Financial, Inc.
  (b).........................       8,763        150,811
SEI Investments Co. ..........      13,875        250,305
                                             ------------
                                                1,527,677
                                             ------------
CHEMICALS -- 2.3%
Albemarle Corp. (b)...........       8,134        207,986
Celanese Corp. (Series A).....      12,772        303,335
Nalco Holding Co. (b).........      12,270        206,627
Terra Industries, Inc. (b)....       8,880        215,073
Terra Nitrogen Co. LP.........         670         67,523
                                             ------------
                                                1,000,544
                                             ------------
COMMERCIAL SERVICES & SUPPLIES -- 2.1%
Clean Harbors, Inc. (a).......       1,792         96,750
Copart, Inc. (a)(b)...........       6,148        213,151
Corrections Corp. of America
  (a)(b)......................      10,249        174,131
Rollins, Inc. (b).............       4,694         81,253
Tetra Tech, Inc. (a)..........       5,369        153,822
Waste Connections, Inc.
  (a)(b)......................       7,090        183,702
                                             ------------
                                                  902,809
                                             ------------
COMMUNICATIONS EQUIPMENT -- 2.3%
Brocade Communications
  Systems, Inc. (a)...........      34,454        269,430
EchoStar Corp. (Class A)
  (a)(b)......................       3,587         57,177
F5 Networks, Inc. (a)(b)......       6,962        240,816
InterDigital, Inc. (a)........       3,914         95,658
Polycom, Inc. (a)(b)..........       7,438        150,768
Tellabs, Inc. (a)(b)..........      32,383        185,555
                                             ------------
                                                  999,404
                                             ------------
COMPUTERS & PERIPHERALS -- 2.2%
NCR Corp. (a).................      14,039        166,081
QLogic Corp. (a)..............      10,613        134,573
SanDisk Corp. (a)(b)..........      20,297        298,163
Teradata Corp. (a)............      15,329        359,159
                                             ------------
                                                  957,976
                                             ------------
CONSTRUCTION & ENGINEERING -- 1.8%
Aecom Technology Corp.
  (a)(b)......................       8,481        271,392
KBR, Inc. ....................      14,467        266,772
The Shaw Group, Inc. (a)......       7,362        201,792
Tutor Perini Corp. (a)(b).....       2,368         41,108
                                             ------------
                                                  781,064
                                             ------------
CONTAINERS & PACKAGING -- 1.2%
Pactiv Corp. (a)(b)...........      11,803        256,125
Sealed Air Corp. (b)..........      14,039        259,020
                                             ------------
                                                  515,145
                                             ------------
DISTRIBUTORS -- 0.5%
LKQ Corp. (a)(b)..............      12,469        205,115
                                             ------------
DIVERSIFIED CONSUMER SERVICES -- 2.0%
Brink's Home Security
  Holdings, Inc. (a)..........       4,045        114,514
Career Education Corp.
  (a)(b)......................       7,918        197,079
Corinthian Colleges, Inc.
  (a)(b)......................       7,159        121,202
Hillenbrand, Inc. ............       5,592         93,051
Matthews International Corp.
  (Class A) (b)...............       2,696         83,899
Strayer Education, Inc. (b)...       1,243        271,111
                                             ------------
                                                  880,856
                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
MSCI, Inc. (Class A) (a)(b)...       8,904        217,614
                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
Clearwire Corp. (Class A)
  (a)(b)......................       6,377         35,265
Level 3 Communications, Inc.
  (a)(b)......................     143,415        216,557
tw telecom, inc. (a)(b).......      13,404        137,659
                                             ------------
                                                  389,481
                                             ------------
ELECTRIC UTILITIES -- 0.5%
ITC Holdings Corp. (b)........       4,355        197,543
                                             ------------
ELECTRICAL EQUIPMENT -- 0.4%
Energy Conversion Devices,
  Inc. (a)(b).................       4,137         58,538
Woodward Governor Co. (b).....       5,166        102,287
                                             ------------
                                                  160,825
                                             ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 3.0%
Arrow Electronics, Inc. (a)...      10,641        226,015
Itron, Inc. (a)(b)............       3,258        179,418
Jabil Circuit, Inc. ..........      17,634        130,844
Mettler-Toledo International,
  Inc. (a)(b).................       2,970        229,135


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Molex, Inc. (b)...............      11,691   $    181,795
National Instruments Corp.
  (b).........................       5,430        122,501
Trimble Navigation, Ltd.
  (a)(b)......................      10,677        209,590
                                             ------------
                                                1,279,298
                                             ------------
ENERGY EQUIPMENT & SERVICES -- 3.2%
Dresser-Rand Group, Inc. (a)..       7,311        190,817
Exterran Holdings, Inc.
  (a)(b)......................       5,515         88,461
Helmerich & Payne, Inc. (b)...       8,515        262,858
Oceaneering International,
  Inc. (a)....................       4,912        222,023
Patterson-UTI Energy, Inc.
  (b).........................      13,783        177,249
Rowan Cos., Inc. (b)..........       9,400        181,608
Superior Energy Services, Inc.
  (a).........................       6,933        119,733
Unit Corp. (a)(b).............       4,183        115,325
                                             ------------
                                                1,358,074
                                             ------------
FOOD & STAPLES RETAILING -- 0.5%
Whole Foods Market, Inc. (b)..      12,369        234,764
                                             ------------
FOOD PRODUCTS -- 0.4%
Flowers Foods, Inc. (b).......       7,711        168,408
                                             ------------
GAS UTILITIES -- 0.6%
Energen Corp. ................       6,487        258,831
Spectra Energy Partners LP....       1,050         22,575
                                             ------------
                                                  281,406
                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.0%
Gen-Probe, Inc. (a)(b)........       4,597        197,579
Haemonetics Corp. (a)(b)......       2,244        127,908
IDEXX Laboratories, Inc.
  (a)(b)......................       5,268        243,382
Immucor, Inc. (a).............       6,259         86,124
Kinetic Concepts, Inc.
  (a)(b)......................       5,565        151,646
Masimo Corp. (a)(b)...........       4,605        111,027
NuVasive, Inc. (a)(b).........       3,244        144,682
Thoratec Corp. (a)(b).........       4,986        133,525
West Pharmaceutical Services,
  Inc. (b)....................       2,910        101,413
                                             ------------
                                                1,297,286
                                             ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.0%
Amedisys, Inc. (a)............       2,456         81,097
AMERIGROUP Corp. (a)..........       4,706        126,356
athenahealth, Inc. (a)(b).....       2,806        103,850
Community Health Systems, Inc.
  (a)(b)......................       8,334        210,434
Coventry Health Care, Inc.
  (a).........................      13,217        247,290
Health Net, Inc. (a)(b).......       9,215        143,293
Lincare Holdings, Inc.
  (a)(b)......................       6,140        144,413
Patterson Cos., Inc. (a)(b)...       8,941        194,020
Pediatrix Medical Group, Inc.
  (a).........................       4,046        170,458
Psychiatric Solutions, Inc.
  (a)(b)......................       4,683        106,491
VCA Antech, Inc. (a)(b).......       7,494        200,090
                                             ------------
                                                1,727,792
                                             ------------
HEALTH CARE TECHNOLOGY -- 0.9%
Allscripts-Misys Healthcare
  Solutions, Inc. (b).........       5,168         81,964
HLTH Corp. (a)(b).............       8,154        106,817
IMS Health, Inc. .............      16,148        205,080
                                             ------------
                                                  393,861
                                             ------------
HOTELS, RESTAURANTS & LEISURE -- 4.3%
Bally Technologies, Inc.
  (a)(b)......................       4,820        144,215
Burger King Holdings, Inc.
  (b).........................       8,275        142,909
Chipotle Mexican Grill, Inc.
  (a)(b)......................       2,867        229,360
Choice Hotels International,
  Inc. (b)....................       2,624         69,825
Las Vegas Sands Corp. (a)(b)..      38,472        302,390
MGM MIRAGE, Inc. (a)(b).......      21,415        136,842
Panera Bread Co. (Class A)
  (a)(b)......................       2,757        137,464
Penn National Gaming, Inc.
  (a)(b)......................       5,939        172,884
Scientific Games Corp. (Class
  A) (a)(b)...................       6,204         97,837
Wendy's/Arby's Group, Inc.
  (Class A) (b)...............      39,102        156,408
Wynn Resorts, Ltd. (a)(b).....       6,831        241,134
                                             ------------
                                                1,831,268
                                             ------------
HOUSEHOLD DURABLES -- 0.4%
Pulte Homes, Inc. (b).........      19,139        168,997
                                             ------------
HOUSEHOLD PRODUCTS -- 0.7%
Energizer Holdings, Inc.
  (a)(b)......................       6,051        316,104
                                             ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.2%
Dynegy, Inc. (Class A)
  (a)(b)......................      45,239        102,693
Mirant Corp. (a)(b)...........      12,798        201,441
Ormat Technologies, Inc. (b)..       1,614         65,060
RRI Energy, Inc. (a)(b).......      31,147        156,046
                                             ------------
                                                  525,240
                                             ------------
INDUSTRIAL CONGLOMERATES -- 0.1%
Seaboard Corp. (b)............          28         31,416
                                             ------------
INSURANCE -- 0.5%
Brown & Brown, Inc. (b).......      10,045        200,197
                                             ------------
INTERNET & CATALOG RETAIL -- 1.7%
Expedia, Inc. (a)(b)..........      18,675        282,179
Liberty Media
  Corp -- Interactive (Class
  A) (a)(b)...................      52,881        264,934
Netflix, Inc. (a)(b)..........       4,042        167,096
                                             ------------
                                                  714,209
                                             ------------
INTERNET SOFTWARE & SERVICES -- 1.0%
Equinix, Inc. (a)(b)..........       3,363        244,625
IAC/InterActiveCorp. (a)(b)...       9,805        157,370
WebMD Health Corp. (Class A)
  (a)(b)......................         778         23,278
                                             ------------
                                                  425,273
                                             ------------
IT SERVICES -- 4.1%
Alliance Data Systems Corp.
  (a)(b)......................       5,218        214,929
Broadridge Financial
  Solutions, Inc. ............      12,506        207,349
DST Systems, Inc. (a)(b)......       3,558        131,468
Gartner, Inc. (a)(b)..........       5,778         88,172
Genpact, Ltd. (a)(b)..........       5,183         60,900
Global Payments, Inc. ........       7,145        267,652
ManTech International Corp.
  (Class A) (a)(b)............       1,868         80,399
Metavante Technologies, Inc.
  (a)(b)......................       7,966        206,001
NeuStar, Inc. (Class A) (a)...       6,454        143,021
Perot Systems Corp. (Class A)
  (a)(b)......................       7,639        109,467
Total System Services, Inc. ..      17,543        234,901
                                             ------------
                                                1,744,259
                                             ------------
LIFE SCIENCES TOOLS & SERVICES -- 2.0%
Charles River Laboratories
  International, Inc. (a)(b)..       5,898        199,058
Covance, Inc. (a)(b)..........       5,710        280,932
PerkinElmer, Inc. ............      10,341        179,933
Techne Corp. (b)..............       3,303        210,764
                                             ------------
                                                  870,687
                                             ------------


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
MACHINERY -- 4.6%
AGCO Corp. (a)(b).............       8,175   $    237,647
CLARCOR, Inc. (b).............       4,581        133,719
Donaldson Co., Inc. (b).......       5,972        206,870
Gardner Denver, Inc. (a)......       4,650        117,041
Graco, Inc. (b)...............       5,397        118,842
Harsco Corp. (b)..............       7,160        202,628
Joy Global, Inc. (b)..........       9,077        324,230
Lincoln Electric Holdings,
  Inc. (b)....................       3,567        128,555
Navistar International Corp.
  (a)(b)......................       5,600        244,160
Nordson Corp. (b).............       2,800        108,248
Wabtec Corp. (b)..............       4,286        137,881
                                             ------------
                                                1,959,821
                                             ------------
MARINE -- 0.4%
Kirby Corp. (a)(b)............       4,833        153,641
                                             ------------
MEDIA -- 1.6%
Clear Channel Outdoor
  Holdings, Inc. (Class A)
  (a)(b)......................       3,576         18,953
Interactive Data Corp. (b)....       3,219         74,487
John Wiley & Sons, Inc. (Class
  A) (b)......................       4,451        147,996
Marvel Entertainment, Inc.
  (a)(b)......................       4,653        165,600
Morningstar, Inc. (a).........       1,599         65,927
The Interpublic Group of Cos.,
  Inc. (a)....................      42,458        214,413
                                             ------------
                                                  687,376
                                             ------------
METALS & MINING -- 3.3%
Allegheny Technologies, Inc.
  (b).........................       8,178        285,658
Cliffs Natural Resources,
  Inc. .......................      11,486        281,062
Compass Minerals
  International, Inc. (b).....       2,910        159,788
Reliance Steel & Aluminum Co.
  (b).........................       5,706        219,053
Royal Gold, Inc. (b)..........       3,632        151,454
Steel Dynamics, Inc. (b)......      18,511        272,667
Titanium Metals Corp. (b).....       7,624         70,065
                                             ------------
                                                1,439,747
                                             ------------
MULTILINE RETAIL -- 0.7%
Nordstrom, Inc. (b)...........      15,011        298,569
                                             ------------
OFFICE ELECTRONICS -- 0.3%
Zebra Technologies Corp.
  (Class A) (a)(b)............       5,242        124,026
                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 6.1%
Alpha Natural Resources, Inc.
  (a)(b)......................       6,272        164,765
Arch Coal, Inc. (b)...........      12,770        196,275
Cabot Oil & Gas Corp. ........       9,137        279,958
Cheniere Energy Partners LP
  (b).........................       1,230          9,065
Cimarex Energy Co. (b)........       7,349        208,271
Comstock Resources, Inc. (a)..       4,066        134,381
Concho Resources, Inc. (a)....       6,409        183,874
El Paso Pipeline Partners LP
  (b).........................       3,018         52,906
EXCO Resources, Inc. (a)(b)...      15,262        197,185
Frontier Oil Corp. (b)........       9,190        120,481
Goodrich Petroleum Corp.
  (a)(b)......................       2,354         57,885
Holly Corp. (b)...............       3,800         68,324
Plains Exploration &
  Production Co. (a)(b).......      10,686        292,369
Quicksilver Resources, Inc.
  (a)(b)......................      10,740         99,775
SandRidge Energy, Inc.
  (a)(b)......................      13,022        110,947
St. Mary Land & Exploration
  Co. ........................       5,614        117,164
Tesoro Corp. (b)..............      12,300        156,579
Whiting Petroleum Corp.
  (a)(b)......................       4,544        159,767
                                             ------------
                                                2,609,971
                                             ------------
PERSONAL PRODUCTS -- 0.7%
Chattem, Inc. (a)(b)..........       1,716        116,860
Herbalife, Ltd. ..............       5,469        172,492
                                             ------------
                                                  289,352
                                             ------------
PHARMACEUTICALS -- 1.5%
Auxilium Pharmaceuticals, Inc.
  (a)(b)......................       3,782        118,679
Perrigo Co. ..................       7,492        208,128
Sepracor, Inc. (a)............       9,694        167,900
Valeant Pharmaceuticals
  International (a)(b)........       6,274        161,367
                                             ------------
                                                  656,074
                                             ------------
PROFESSIONAL SERVICES -- 2.8%
FTI Consulting, Inc. (a)(b)...       4,549        230,725
IHS, Inc. (Class A) (a)(b)....       4,157        207,310
Manpower, Inc. (b)............       6,981        295,576
Robert Half International,
  Inc. (b)....................      13,558        320,240
Watson Wyatt Worldwide, Inc.
  (Class A) (b)...............       3,806        142,839
                                             ------------
                                                1,196,690
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.9%
Corporate Office Properties
  Trust(b)....................       5,094        149,407
Digital Realty Trust, Inc.
  (b).........................       6,230        223,346
                                             ------------
                                                  372,753
                                             ------------
ROAD & RAIL -- 1.1%
Heartland Express, Inc. (b)...       4,962         73,041
Hertz Global Holdings, Inc.
  (a)(b)......................      16,105        128,679
Knight Transportation, Inc.
  (b).........................       5,237         86,672
Landstar Systems, Inc. (b)....       4,651        167,017
                                             ------------
                                                  455,409
                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.4%
Advanced Micro Devices, Inc.
  (a)(b)......................      54,567        211,174
Atmel Corp. (a)(b)............      35,796        133,519
Cree, Inc. (a)(b).............       7,154        210,256
Intersil Corp. (Class A) (b)..      10,857        136,473
Lam Research Corp. (a)(b).....      11,082        288,132
LSI Logic Corp. (a)(b)........      57,490        262,154
Micron Technology, Inc.
  (a)(b)......................      74,583        377,390
National Semiconductor Corp.
  (b).........................      20,459        256,761
Novellus Systems, Inc. (a)....       8,659        144,605
ON Semiconductor Corp.
  (a)(b)......................      37,482        257,127
PMC-Sierra, Inc. (a)(b).......      19,277        153,445
Silicon Laboratories, Inc.
  (a)(b)......................       4,028        152,822
Varian Semiconductor Equipment
  Associates, Inc. (a)(b).....       6,472        155,263
                                             ------------
                                                2,739,121
                                             ------------
SOFTWARE -- 5.2%
Ansys, Inc. (a)(b)............       7,821        243,702
Cadence Design Systems, Inc.
  (a)(b)......................      23,419        138,172
Concur Technologies, Inc.
  (a)(b)......................       3,748        116,488
Factset Research Systems, Inc.
  (b).........................       3,817        190,354
Informatica Corp. (a)(b)......       7,748        133,188
Jack Henry & Associates, Inc.
  (b).........................       7,502        155,667
Macrovision Solutions Corp.
  (a)(b)......................       7,408        161,568
MICROS Systems, Inc. (a)(b)...       7,193        182,127
Nuance Communications, Inc.
  (a)(b)......................      19,478        235,489


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Parametric Technology Corp.
  (a).........................      10,361   $    121,120
Quality Systems, Inc. (b).....       1,572         89,541
Quest Software, Inc. (a)(b)...       5,928         82,636
Solera Holdings, Inc. (a).....       6,162        156,515
Sybase, Inc. (a)(b)...........       7,376        231,164
                                             ------------
                                                2,237,731
                                             ------------
SPECIALTY RETAIL -- 5.1%
Aaron's, Inc. (b).............       4,359        129,985
Abercrombie & Fitch Co. (Class
  A) (b)......................       7,824        198,651
Aeropostale, Inc. (a)(b)......       5,921        202,913
American Eagle Outfitters,
  Inc. (b)....................      15,651        221,775
CarMax, Inc. (a)(b)...........      17,593        258,617
Dick's Sporting Goods, Inc.
  (a)(b)......................       7,614        130,961
Guess ?, Inc. (b).............       5,255        135,474
PetSmart, Inc. (b)............      11,335        243,249
Tiffany & Co. (b).............      11,087        281,166
Tractor Supply Co. (a)(b).....       3,200        132,224
Urban Outfitters, Inc.
  (a)(b)......................      11,739        244,993
                                             ------------
                                                2,180,008
                                             ------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
New Alliance Bancshares, Inc.
  (b).........................       8,855        101,833
                                             ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.3%
MSC Industrial Direct Co.,
  Inc. (Class A) (b)..........       3,814        135,321
                                             ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
Leap Wireless International,
  Inc. (a)(b).................       5,434        178,941
SBA Communications Corp.
  (Class A) (a)(b)............      10,383        254,799
                                             ------------
                                                  433,740
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $45,646,136)..........                 42,905,708
                                             ------------
SHORT TERM INVESTMENTS -- 29.1%
MONEY MARKET FUNDS -- 29.1%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)............  12,397,043     12,397,043
STIC Prime Portfolio..........      88,922         88,922
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $12,485,965)..........                 12,485,965
                                             ------------
TOTAL INVESTMENTS -- 129.0%
  (e) (Cost $58,132,101)......                 55,391,673
OTHER ASSETS AND
  LIABILITIES -- (29.0)%......                (12,452,414)
                                             ------------
NET ASSETS -- 100.0%..........               $ 42,939,259
                                             ============




(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan as of June 30, 2009.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP VALUE ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
COMMON STOCKS -- 99.6%
AEROSPACE & DEFENSE -- 1.1%
Alliant Techsystems, Inc.
  (a)(b).......................        637   $    52,463
Curtiss-Wright Corp. ..........        869        25,835
Esterline Technologies Corp.
  (a)(b).......................        581        15,728
                                             -----------
                                                  94,026
                                             -----------
AIRLINES -- 0.4%
Alaska Air Group, Inc. (a)(b)..        716        13,074
Continental Airlines, Inc.
  (Class B) (a)(b).............      2,373        21,025
                                             -----------
                                                  34,099
                                             -----------
BEVERAGES -- 0.4%
PepsiAmericas, Inc. (b)........      1,226        32,869
                                             -----------
BUILDING PRODUCTS -- 1.4%
Lennox International, Inc. ....      1,004        32,238
Masco Corp. (b)................      6,992        66,983
Owens Corning, Inc. (a)(b).....      1,679        21,458
                                             -----------
                                                 120,679
                                             -----------
CAPITAL MARKETS -- 2.4%
AllianceBernstein Holding LP
  (b)..........................        690        13,862
Federated Investors, Inc.
  (Class B) (b)................      2,005        48,300
Legg Mason, Inc. (b)...........      2,754        67,142
Och-Ziff Capital Management
  Group LLC (Class A) (b)......        715         6,371
The Blackstone Group LP (b)....      3,118        32,864
Waddell & Reed Financial, Inc.
  (Class A) (b)................      1,659        43,748
                                             -----------
                                                 212,287
                                             -----------
CHEMICALS -- 3.7%
Eastman Chemical Co. (b).......      1,331        50,445
International Flavors &
  Fragrances, Inc. (b).........      1,531        50,094
Intrepid Potash, Inc. (a)(b)...        818        22,969
Lubrizol Corp. ................      1,309        61,929
Olin Corp. (b).................      1,324        15,742
RPM International, Inc. .......      2,474        34,735
Sensient Technologies Corp.
  (b)..........................        943        21,284
The Scotts Miracle-Gro Co.
  (Class A) (b)................        850        29,793
Valhi, Inc. (b)................        237         1,761
Valspar Corp. (b)..............      1,787        40,261
                                             -----------
                                                 329,013
                                             -----------
COMMERCIAL BANKS -- 9.4%
Associated Banc-Corp. (b)......      2,290        28,625
BancorpSouth, Inc. (b).........      1,499        30,774
Bank of Hawaii Corp. (b).......        917        32,856
BOK Financial Corp. (b)........        432        16,273
City National Corp. (b)........        808        29,759
Comerica, Inc. (b).............      2,938        62,139
Commerce Bancshares, Inc. (b)..      1,202        38,260
Cullen/Frost Bankers, Inc.
  (b)..........................      1,093        50,409
First Citizens Bancshares, Inc.
  (Class A)....................        116        15,503
First Horizon National Corp.
  (a)(b).......................      4,174        50,083
FirstMerit Corp. (b)...........      1,574        26,727
Fulton Financial Corp. (b).....      3,450        17,975
PNC Financial Services Group,
  Inc. ........................          1            39
Prosperity Bancshares, Inc.
  (b)..........................        885        26,400
Regions Financial Corp. (b)....     21,272        85,939
SunTrust Banks, Inc. (b).......      8,951       147,244
Synovus Financial Corp. (b)....      5,257        15,718
TCF Financial Corp. ...........      2,320        31,018
Trustmark Corp. (b)............        969        18,721
UMB Financial Corp. (b)........        640        24,326
Valley National Bancorp (b)....      2,723        31,859
Westamerica Bancorporation
  (b)..........................        558        27,682
Zions Bancorp (b)..............      2,216        25,617
                                             -----------
                                                 833,946
                                             -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.4%
Avery Dennison Corp. (b).......      2,195        56,368
R.R. Donnelley & Sons Co. (b)..      3,994        46,410
The Brink's Co. (b)............        879        25,517
                                             -----------
                                                 128,295
                                             -----------
COMPUTERS & PERIPHERALS -- 1.8%
Diebold, Inc. .................      1,262        33,266
Lexmark International, Inc.
  (Class A) (a)(b).............      1,506        23,870
Seagate Technology (b).........      9,414        98,471
                                             -----------
                                                 155,607
                                             -----------
CONSTRUCTION & ENGINEERING -- 1.4%
EMCOR Group, Inc. (a)(b).......      1,256        25,271
Granite Construction, Inc.
  (b)..........................        658        21,898
URS Corp. (a)..................      1,623        80,371
                                             -----------
                                                 127,540
                                             -----------
CONTAINERS & PACKAGING -- 3.9%
Aptargroup, Inc. ..............      1,231        41,571
Bemis Co., Inc. (b)............      1,959        49,367
Greif, Inc. (Class A) (b)......        656        29,008
Owens-Illinois, Inc. (a).......      3,238        90,696
Packaging Corp. of America
  (b)..........................      1,968        31,882
Rock-Tenn Co. (Class A)........        730        27,857
Silgan Holdings, Inc. (b)......        501        24,564
Sonoco Products Co. ...........      1,912        45,792
                                             -----------
                                                 340,737
                                             -----------
DIVERSIFIED CONSUMER SERVICES -- 0.5%
Service Corp. International
  (b)..........................      4,822        26,424
Weight Watchers International,
  Inc. (b).....................        679        17,498
                                             -----------
                                                  43,922
                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
CenturyTel, Inc. (b)...........      1,949        59,834
Frontier Communications
  Corp. .......................      5,986        42,740
                                             -----------
                                                 102,574
                                             -----------
ELECTRIC UTILITIES -- 3.3%
Cleco Corp. (b)................      1,161        26,030
DPL, Inc. (b)..................      2,259        52,341
Great Plains Energy, Inc. (b)..      2,568        39,932
Hawaiian Electric Industries,
  Inc. (b).....................      1,759        33,526
IDACORP, Inc. (b)..............        926        24,206
NV Energy, Inc. ...............      4,554        49,138
Portland General Electric Co.
  (b)..........................      1,463        28,499
Westar Energy, Inc. (b)........      2,082        39,079
                                             -----------
                                                 292,751
                                             -----------
ELECTRICAL EQUIPMENT -- 1.2%
Acuity Brands, Inc. (b)........        781        21,907
Brady Corp. (Class A) (b)......        885        22,231
Hubbell, Inc. (Class B)(b).....      1,007        32,284
Thomas & Betts Corp. (a)(b)....      1,025        29,582
                                             -----------
                                                 106,004
                                             -----------


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.0%
Anixter International, Inc.
  (a)(b).......................        588   $    22,103
AVX Corp. .....................      1,023        10,158
Ingram Micro, Inc. (Class A)
  (a)(b).......................      3,153        55,178
                                             -----------
                                                  87,439
                                             -----------
ENERGY EQUIPMENT & SERVICES -- 0.8%
SEACOR Holdings, Inc. (a)(b)...        364        27,388
Tidewater, Inc. (b)............      1,005        43,084
                                             -----------
                                                  70,472
                                             -----------
FOOD & STAPLES RETAILING -- 0.6%
BJ's Wholesale Club, Inc.
  (a)(b).......................      1,051        33,874
Ruddick Corp. .................        810        18,978
                                             -----------
                                                  52,852
                                             -----------
FOOD PRODUCTS -- 1.7%
Corn Products International,
  Inc. (b).....................      1,423        38,122
Del Monte Foods Co. ...........      3,831        35,935
Fresh Del Monte Produce, Inc.
  (a)(b).......................        804        13,073
Lancaster Colony Corp. (b).....        391        17,231
Smithfield Foods, Inc. (a)(b)..      2,583        36,085
Tootsie Roll Industries, Inc.
  (b)..........................        459        10,415
                                             -----------
                                                 150,861
                                             -----------
GAS UTILITIES -- 4.8%
AGL Resources, Inc. (b)........      1,490        47,382
Amerigas Partners LP (b).......        620        20,913
Atmos Energy Corp. ............      1,762        44,120
National Fuel Gas Co. (b)......      1,314        47,409
New Jersey Resources Corp.
  (b)..........................        810        30,002
Nicor, Inc. (b)................        863        29,877
Northwest Natural Gas Co. (b)..        511        22,647
Piedmont Natural Gas Co., Inc.
  (b)..........................      1,325        31,946
South Jersey Industries,
  Inc. ........................        584        20,376
Southwest Gas Corp. ...........        874        19,412
Suburban Propane Partners LP
  (b)..........................        627        26,441
UGI Corp. .....................      2,097        53,453
WGL Holdings, Inc. ............        963        30,835
                                             -----------
                                                 424,813
                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.3%
Inverness Medical Innovations,
  Inc. (a)(b)..................      1,534        54,580
STERIS Corp. (b)...............      1,037        27,045
Teleflex, Inc. ................        763        34,205
                                             -----------
                                                 115,830
                                             -----------
HEALTH CARE PROVIDERS & SERVICES -- 1.5%
LifePoint Hospitals, Inc.
  (a)(b).......................      1,023        26,854
Magellan Health Services, Inc.
  (a)..........................        678        22,252
Owens & Minor, Inc. (b)........        787        34,486
Universal Health Services, Inc.
  (Class B) (b)................        929        45,382
                                             -----------
                                                 128,974
                                             -----------
HOTELS, RESTAURANTS & LEISURE -- 2.0%
Brinker International, Inc.
  (b)..........................      1,945        33,123
International Speedway Corp.
  (Class A)....................        538        13,778
Jack in the Box, Inc. (a)......      1,090        24,470
Royal Caribbean Cruises, Ltd.
  (b)..........................      2,583        34,974
Starwood Hotels & Resorts
  Worldwide, Inc. (b)..........      3,348        74,326
                                             -----------
                                                 180,671
                                             -----------
HOUSEHOLD DURABLES -- 5.1%
Leggett & Platt, Inc. (b)......      3,046        46,391
Lennar Corp. (Class A) (b).....      2,673        25,901
M.D.C. Holdings, Inc. .........        692        20,836
Mohawk Industries, Inc.
  (a)(b).......................      1,062        37,892
Newell Rubbermaid, Inc. .......      5,432        56,547
NVR, Inc. (a)(b)...............        103        51,746
Snap-on, Inc. .................      1,104        31,729
The Black & Decker Corp. (b)...      1,153        33,045
The Stanley Works (b)..........      1,525        51,606
Tupperware Brands Corp. (b)....      1,226        31,901
Whirlpool Corp. (b)............      1,430        60,861
                                             -----------
                                                 448,455
                                             -----------
INDUSTRIAL CONGLOMERATES -- 0.9%
Carlisle Cos., Inc. ...........      1,173        28,199
Icahn Enterprises LP...........        201         7,883
Textron, Inc. (b)..............      4,726        45,653
                                             -----------
                                                  81,735
                                             -----------
INSURANCE -- 10.7%
Alleghany Corp. (a)............        117        31,707
Allied World Assurance Company
  Holdings, Ltd. ..............        681        27,805
American Financial Group, Inc.
  (b)..........................      1,486        32,068
American International Group,
  Inc. (b).....................     45,944        53,295
American National Insurance Co.
  (b)..........................        314        23,732
Arthur J. Gallagher & Co. (b)..      1,919        40,951
Aspen Insurance Holdings, Ltd.
  (b)..........................      1,447        32,326
Assurant, Inc. (b).............      2,296        55,311
CNA Financial Corp. (b)........        585         9,050
Endurance Specialty Holdings,
  Ltd. (b).....................        981        28,743
Erie Indemnity Co. (Class A)
  (b)..........................        609        21,778
First American Corp. (b).......      1,574        40,782
IPC Holdings, Ltd. ............        898        24,551
Max Capital Group, Ltd. (b)....        905        16,706
Mercury General Corp. (b)......        505        16,882
Montpelier Re Holdings, Ltd.
  (b)..........................      1,541        20,480
Old Republic International
  Corp. (b)....................      4,335        42,700
OneBeacon Insurance Group, Ltd.
  (Class A) (b)................        459         5,366
Platinum Underwriters Holdings,
  Ltd. ........................        983        28,104
ProAssurance Corp. (a).........        636        29,390
Reinsurance Group of America,
  Inc. (b).....................      1,192        41,613
RLI Corp. (b)..................        381        17,069
StanCorp Financial Group, Inc.
  (b)..........................        942        27,017
The Hanover Insurance Group,
  Inc. ........................        991        37,767
Torchmark Corp. (b)............      1,610        59,634
Transatlantic Holdings, Inc.
  (b)..........................      1,114        48,270
Validus Holdings, Ltd. (b).....        640        14,067
Wesco Financial Corp. .........         28         8,148
White Mountains Insurance
  Group, Ltd. (b)..............        150        34,337
XL Capital, Ltd. (Class A)
  (b)..........................      6,651        76,220
                                             -----------
                                                 945,869
                                             -----------
IT SERVICES -- 0.9%
CACI International, Inc. (Class
  A) (a)(b)....................        576        24,601
Lender Processing Services,
  Inc. ........................      1,847        51,291
                                             -----------
                                                  75,892
                                             -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Eastman Kodak Co. (b)..........      4,881        14,448
                                             -----------


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
LIFE SCIENCES TOOLS & SERVICES -- 0.3%
Bio-Rad Laboratories, Inc.
  (Class A) (a)................        374   $    28,230
                                             -----------
MACHINERY -- 2.4%
Crane Co. .....................        975        21,752
IDEX Corp. (b).................      1,551        38,108
Kennametal, Inc. (b)...........      1,412        27,082
Pentair, Inc. .................      1,915        49,062
SPX Corp. .....................        956        46,816
The Timken Co. ................      1,484        25,347
                                             -----------
                                                 208,167
                                             -----------
MEDIA -- 1.2%
DreamWorks Animation SKG, Inc.
  (Class A) (a)(b).............      1,343        37,054
Regal Entertainment Group(b)...      1,497        19,895
Virgin Media, Inc. (b).........      5,695        53,248
                                             -----------
                                                 110,197
                                             -----------
METALS & MINING -- 0.4%
Commercial Metals Co. (b)......      2,159        34,609
                                             -----------
MULTI-UTILITIES -- 2.8%
CMS Energy Corp. (b)...........      4,389        53,019
NiSource, Inc. (b).............      5,330        62,148
OGE Energy Corp. (b)...........      1,855        52,534
TECO Energy, Inc. (b)..........      3,878        46,265
Vectren Corp. .................      1,557        36,480
                                             -----------
                                                 250,446
                                             -----------
MULTILINE RETAIL -- 0.4%
Big Lots, Inc. (a)(b)..........      1,587        33,375
                                             -----------
OIL, GAS & CONSUMABLE FUELS -- 6.9%
Alliance Resource Partners LP..        404        13,130
BP Prudhoe Bay Royalty Trust
  (b)..........................        411        28,359
Buckeye Partners LP (b)........        988        42,316
Encore Acquisition Co. (a)(b)..      1,022        31,529
Forest Oil Corp. (a)(b)........      1,930        28,796
Inergy LP (b)..................        955        24,343
Linn Energy LLC................      2,200        43,054
Magellan Midstream Partners LP
  (b)..........................      1,276        44,354
Massey Energy Co. (b)..........      1,643        32,104
Natural Resource Partners LP
  (b)..........................        635        13,367
Newfield Exploration Co. (a)...      2,558        83,570
NuStar Energy LP (b)...........        819        44,250
Pioneer Natural Resources
  Co. .........................      2,219        56,584
Southern Union Co. ............      2,006        36,890
Sunoco Logistics Partners LP...        387        20,983
Teekay Corp. (b)...............        811        17,055
TEPPCO Partners LP (b).........      1,659        49,538
                                             -----------
                                                 610,222
                                             -----------
PAPER & FOREST PRODUCTS -- 0.6%
MeadWestvaco Corp. (b).........      3,145        51,609
                                             -----------
PERSONAL PRODUCTS -- 0.5%
Alberto-Culver Co. (b).........      1,685        42,850
                                             -----------
PHARMACEUTICALS -- 0.5%
King Pharmaceuticals, Inc.
  (a)..........................      4,796        46,185
                                             -----------
REAL ESTATE INVESTMENT TRUSTS -- 12.0%
Alexandria Real Estate
  Equities, Inc. (b)...........        757        27,093
AMB Property Corp. (b).........      2,848        53,571
Camden Property Trust(b).......      1,256        34,666
Douglas Emmett, Inc. (b).......      2,333        20,974
Duke Realty Corp. (b)..........      4,303        37,737
Essex Property Trust, Inc.
  (b)..........................        534        33,231
Federal Realty Investment Trust
  (b)..........................      1,143        58,887
Highwoods Properties, Inc. ....      1,344        30,065
Hospitality Properties Trust
  (b)..........................      2,202        26,182
Host Hotels & Resorts, Inc.
  (b)..........................     11,589        97,232
Kimco Realty Corp. (b).........      7,316        73,526
Liberty Property Trust.........      2,058        47,416
Mack-Cali Realty Corp. ........      1,489        33,949
MFA Financial, Inc. ...........      4,280        29,618
National Retail Properties,
  Inc. (b).....................      1,560        27,066
Nationwide Health Properties,
  Inc. (b).....................      1,994        51,326
OMEGA Healthcare Investors,
  Inc. (b).....................      1,574        24,428
ProLogis (b)...................      8,606        69,364
Rayonier, Inc. (b).............      1,526        55,470
Realty Income Corp. (b)........      2,033        44,563
Regency Centers Corp. (b)......      1,558        54,390
Senior Housing Properties Trust
  (b)..........................      2,308        37,667
UDR, Inc. (b)..................      2,866        29,606
Washington Real Estate
  Investment Trust (b).........      1,119        25,032
Weingarten Realty Investors
  (b)..........................      2,299        33,358
                                             -----------
                                               1,056,417
                                             -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.9%
Brookfield Properties Corp.
  (b)..........................      3,908        31,147
The St. Joe Co. (a)(b).........      1,764        46,728
                                             -----------
                                                  77,875
                                             -----------
ROAD & RAIL -- 0.9%
Kansas City Southern (a)(b)....      1,753        28,241
Ryder Systems, Inc. (b)........      1,069        29,846
Werner Enterprises, Inc. (b)...        982        17,794
                                             -----------
                                                  75,881
                                             -----------
SOFTWARE -- 1.3%
Compuware Corp. (a)............      4,738        32,503
Novell, Inc. (a)(b)............      6,635        30,057
Synopsys, Inc. (a).............      2,779        54,218
                                             -----------
                                                 116,778
                                             -----------
SPECIALTY RETAIL -- 2.2%
AutoNation, Inc. (a)(b)........      1,448        25,123
Foot Locker, Inc. (b)..........      2,978        31,180
Limited Brands, Inc. (b).......      5,349        64,027
RadioShack Corp. (b)...........      2,404        33,560
Rent-A-Center, Inc. (a)........      1,268        22,608
The Buckle, Inc. (b)...........        508        16,139
                                             -----------
                                                 192,637
                                             -----------
THRIFTS & MORTGAGE FINANCE -- 0.6%
First Niagara Financial Group,
  Inc. ........................      2,798        31,953
Washington Federal, Inc. (b)...      1,691        21,983
                                             -----------
                                                  53,936
                                             -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.2%
GATX Corp. (b).................        798        20,525
                                             -----------
WATER UTILITIES -- 0.5%
Aqua America, Inc. (b).........      2,615        46,808
                                             -----------
TOTAL COMMON STOCKS --
  (Cost $10,499,080)...........                8,789,407
                                             -----------


See accompanying notes to financial statements.

SPDR DOW JONES MID CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
SHORT TERM INVESTMENTS -- 30.0%
MONEY MARKET FUNDS -- 30.0%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d).............  2,551,586   $ 2,551,586
STIC Prime Portfolio...........     92,156        92,156
                                             -----------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $2,643,742)............                2,643,742
                                             -----------
TOTAL INVESTMENTS -- 129.6% (e)
  (Cost $13,142,822)...........               11,433,149
OTHER ASSETS AND
  LIABILITIES -- (29.6)%.......               (2,609,660)
                                             -----------
NET ASSETS -- 100.0%...........              $ 8,823,489
                                             ===========






   (a) Non-income producing security.
   (b) Security, or portion thereof, was on loan at June 30, 2009.
   (c) Investments of cash collateral for securities loaned.
   (d) Affiliated Fund managed by SSgA Funds Management, Inc.
   (e) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
COMMON STOCKS -- 99.8%
AEROSPACE & DEFENSE -- 1.5%
AAR Corp. (a)(b)...............        889   $    14,268
Aerovironment, Inc. (a)........        280         8,641
American Science & Engineering,
  Inc. (b).....................        209        14,446
Applied Signal Technology,
  Inc. ........................        308         7,857
Argon ST, Inc. (a)(b)..........        280         5,760
Axsys Technologies, Inc.
  (a)(b).......................        185         9,923
BE Aerospace, Inc. (a)(b)......      2,162        31,046
Ceradyne, Inc. (a)(b)..........        604        10,667
Cubic Corp. ...................        341        12,204
Curtiss-Wright Corp. (b).......      1,004        29,849
DigitalGlobe, Inc. (a).........        319         6,125
Ducommun, Inc. ................        249         4,679
DynCorp International, Inc.
  (a)..........................        535         8,983
Esterline Technologies Corp.
  (a)..........................        612        16,567
GenCorp, Inc. (a)(b)...........      1,069         2,042
Heico Corp. (Class A) (b)......        458        13,401
Hexcel Corp. (a)(b)............      1,941        18,498
Ladish Co., Inc. (a)(b)........        290         3,761
Moog, Inc. (Class A) (a).......        869        22,429
Orbital Sciences Corp. (a)(b)..      1,237        18,765
Stanley, Inc. (a)(b)...........        355        11,672
Taser International, Inc. (a)..      1,303         5,942
Teledyne Technologies, Inc.
  (a)..........................        730        23,908
TransDigm Group, Inc. (a)......        827        29,937
Triumph Group, Inc. (b)........        379        15,160
                                             -----------
                                                 346,530
                                             -----------
AIR FREIGHT & LOGISTICS -- 0.3%
Atlas Air Worldwide Holdings,
  Inc. (a).....................        266         6,169
Forward Air Corp. (b)..........        661        14,092
HUB Group, Inc. (Class A) (a)..        864        17,833
Pacer International, Inc. .....        697         1,554
UTI Worldwide, Inc. (a)........      2,040        23,256
                                             -----------
                                                  62,904
                                             -----------
AIRLINES -- 0.6%
AirTran Holdings, Inc. (a)(b)..      2,646        16,379
Alaska Air Group, Inc. (a)(b)..        821        14,991
Allegiant Travel Co. (a)(b)....        310        12,288
Continental Airlines, Inc.
  (Class B) (a)(b).............      2,774        24,578
Hawaiian Holdings, Inc. (a)....        881         5,304
JetBlue Airways Corp. (a)......      5,429        23,182
Republic Airways Holdings, Inc.
  (a)(b).......................        722         4,715
SkyWest, Inc. (b)..............      1,292        13,178
UAL Corp. (a)(b)...............      2,954         9,423
US Airways Group, Inc. (a)(b)..      2,185         5,310
                                             -----------
                                                 129,348
                                             -----------
AUTO COMPONENTS -- 0.5%
Cooper Tire & Rubber Co. (b)...      1,188        11,785
Drew Industries, Inc. (a)(b)...        409         4,977
Exide Technologies(a)..........        950         3,543
Federal-Mogul Corp. (Class A)
  (a)(b).......................        508         4,801
Fuel Systems Solutions, Inc.
  (a)(b).......................        236         4,765
Gentex Corp. (b)...............      2,986        34,638
Raser Technologies, Inc.
  (a)(b).......................        875         2,450
Superior Industries
  International, Inc. (b)......        440         6,204
Tenneco Automotive, Inc.
  (a)(b).......................        940         9,964
TRW Automotive Holdings Corp.
  (a)(b).......................      1,094        12,362
WABCO Holdings, Inc. ..........      1,388        24,568
                                             -----------
                                                 120,057
                                             -----------
AUTOMOBILES -- 0.1%
Thor Industries, Inc. (b)......        868        15,945
Winnebago Industries, Inc.
  (b)..........................        579         4,302
                                             -----------
                                                  20,247
                                             -----------
BEVERAGES -- 0.1%
Boston Beer Co., Inc. (Class A)
  (a)(b).......................        200         5,918
Central European Distribution
  Corp. (a)(b).................        854        22,691
Coca-Cola Hellenic Bottling Co.
  SA(b)........................         80         4,410
National Beverage Corp. (a)....        209         2,226
                                             -----------
                                                  35,245
                                             -----------
BIOTECHNOLOGY -- 2.9%
Acorda Therapeutics, Inc.
  (a)(b).......................        848        23,905
Affymax, Inc. (a)(b)...........        155         2,857
Alkermes, Inc. (a)(b)..........      2,133        23,079
Allos Therapeutics, Inc.
  (a)(b).......................      1,370        11,357
Alnylam Pharmaceuticals, Inc.
  (a)(b).......................        813        18,106
Amicus Therapeutics, Inc.
  (a)(b).......................        214         2,450
Arena Pharmaceuticals, Inc.
  (a)(b).......................      1,534         7,655
Ariad Pharmaceuticals, Inc.
  (a)(b).......................      1,406         2,236
ArQule, Inc. (a)(b)............        774         4,752
Array BioPharma, Inc. (a)......      1,186         3,724
Celera Corp. (a)(b)............      1,837        14,016
Cepheid, Inc. (a)(b)...........      1,152        10,852
Cougar Biotechnology, Inc.
  (a)(b).......................        385        16,540
Cubist Pharmaceuticals, Inc.
  (a)(b).......................      1,292        23,682
Dendreon Corp. (a)(b)..........      2,476        61,529
Emergent Biosolutions, Inc.
  (a)(b).......................        342         4,901
Enzon Pharmaceuticals, Inc.
  (a)(b).......................        817         6,430
Facet Biotech Corp. (a)........        490         4,552
Genomic Health, Inc. (a).......        321         5,563
Geron Corp. (a)(b).............      1,745        13,384
GTX, Inc. (a)(b)...............        347         3,203
Halozyme Therapeutics, Inc.
  (a)(b).......................      1,381         9,626
Human Genome Sciences, Inc.
  (a)(b).......................      2,735         7,822
Idenix Pharmaceuticals, Inc.
  (a)(b).......................        421         1,549
Immunogen, Inc. (a)(b).........      1,185        10,203
Incyte Corp. (a)(b)............      1,928         6,343
InterMune, Inc. (a)(b).........        780        11,856
Isis Pharmaceuticals, Inc.
  (a)(b).......................      2,027        33,445
Lexicon Genetics, Inc. (a)(b)..      1,817         2,253
Ligand Pharmaceuticals, Inc.
  (Class B) (a)(b).............      2,054         5,874
MannKind Corp. (a)(b)..........      1,059         8,800
Martek Biosciences Corp. (b)...        713        15,080
Maxygen, Inc. (a)(b)...........        582         3,911
Medarex, Inc. (a)..............      2,697        22,520
Medivation, Inc. (a)(b)........        661        14,813
Metabolix, Inc. (a)(b).........        469         3,855
Micromet, Inc. (a)(b)..........      1,198         5,966
Momenta Pharmaceuticals, Inc.
  (a)(b).......................        752         9,047
Nabi Biopharmaceuticals(a)(b)..      1,247         3,018
Neurocrine Biosciences, Inc.
  (a)(b).......................        740         2,390
NPS Pharmaceuticals, Inc.
  (a)(b).......................      1,135         5,289
Onyx Pharmaceuticals, Inc.
  (a)(b).......................      1,242        35,099
Opko Health, Inc. (a)..........      2,167         3,836
Orexigen Therapeutics, Inc.
  (a)(b).......................        640         3,283
Osiris Therapeutics, Inc.
  (a)(b).......................        368         4,942
PDL BioPharma, Inc. (b)........      2,699        21,322
Pharmasset, Inc. (a)(b)........        524         5,895
Progenics Pharmaceuticals, Inc.
  (a)(b).......................        516         2,657


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Regeneron Pharmaceuticals, Inc.
  (a)(b).......................      1,399   $    25,070
Rigel Pharmaceuticals, Inc.
  (a)(b).......................        739         8,957
Sangamo Biosciences, Inc.
  (a)(b).......................        756         3,735
Savient Pharmaceuticals, Inc.
  (a)(b).......................      1,319        18,281
Seattle Genetics, Inc. (a)(b)..      1,384        13,452
SIGA Technologies, Inc.
  (a)(b).......................        692         5,840
StemCells, Inc. (a)(b).........      2,105         3,579
Synta Pharmaceuticals Corp.
  (a)(b).......................         77           178
Theravance, Inc. (a)(b)........      1,179        17,261
United Therapeutics Corp.
  (a)(b).......................        506        42,165
Zymogenetics, Inc. (a)(b)......        748         3,441
                                             -----------
                                                 667,426
                                             -----------
BUILDING PRODUCTS -- 0.8%
AAON, Inc. (b).................        336         6,693
American Woodmark Corp. (b)....        189         4,527
Ameron International Corp. ....        173        11,598
Apogee Enterprises, Inc. (b)...        570         7,011
Armstrong World Industries,
  Inc. (a).....................        370         6,101
Builders FirstSource, Inc.
  (a)(b).......................        333         1,385
Gibraltar Industries, Inc. ....        551         3,785
Griffon Corp. (a)(b)...........      1,147         9,543
Lennox International, Inc.
  (b)..........................      1,134        36,413
NCI Building Systems, Inc.
  (a)(b).......................        395         1,043
Owens Corning, Inc. (a)(b).....      1,876        23,975
Quanex Building Products
  Corp. .......................        756         8,482
Simpson Manufacturing Co., Inc.
  (b)..........................        854        18,464
Trex Co., Inc. (a).............        359         4,800
Universal Forest Products, Inc.
  (b)..........................        413        13,666
USG Corp. (a)(b)...............      1,430        14,400
                                             -----------
                                                 171,886
                                             -----------
CAPITAL MARKETS -- 2.0%
BGC Partners, Inc. (Class A)
  (b)..........................        632         2,395
Broadpoint Gleacher Securities,
  Inc. (a).....................        911         5,084
Calamos Asset Management, Inc.
  (Class A) (b)................        400         5,644
Cohen & Steers, Inc. ..........        346         5,173
Duff & Phelps Corp. (Class A)
  (b)..........................        395         7,023
E*TRADE Financial Corp.
  (a)(b).......................     21,712        27,791
FBR Capital Markets Corp.
  (a)(b).......................        605         2,844
FCStone Group, Inc. (a)(b).....        536         2,117
Fortress Investment Group LLC
  (Class A) (a)(b).............      1,747         5,975
GAMCO Investors, Inc. (Class A)
  (b)..........................         84         4,074
GFI Group, Inc. (b)............      1,313         8,850
GLG Partners, Inc. (b).........      3,701        15,137
Greenhill & Co., Inc. (b)......        258        18,630
Investment Technology Group,
  Inc. (a).....................        977        19,921
Janus Capital Group, Inc. (b)..      3,475        39,615
KBW, Inc. (a)..................        655        18,838
Knight Capital Group, Inc.
  (Class A) (a)(b).............      2,031        34,629
LaBranche & Cos., Inc. (a)(b)..      1,154         4,962
MF Global, Ltd. (a)(b).........      1,983        11,759
optionsXpress Holdings, Inc. ..        977        15,173
Penson Worldwide, Inc. (a)(b)..        421         3,768
Piper Jaffray Co., Inc.
  (a)(b).......................        440        19,215
Pzena Investment Management,
  Inc. (Class A)...............        111           841
Riskmetrics Group, Inc.
  (a)(b).......................        711        12,556
Stifel Financial Corp. (a)(b)..        580        27,892
SWS Group, Inc. ...............        641         8,955
TD Ameritrade Holding Corp.
  (a)(b).......................         34           596
Teton Advisors, Inc. (a)(c)....          1             2
The Blackstone Group LP(b).....      3,543        37,343
Thomas Weisel Partners Group,
  Inc. (a)(b)..................        450         2,709
TradeStation Group, Inc.
  (a)(b).......................        711         6,015
W.P. Carey & Co. LLC(b)........        621        15,513
Waddell & Reed Financial, Inc.
  (Class A)....................      1,898        50,050
Westwood Holdings Group, Inc.
  (b)..........................        143         5,979
                                             -----------
                                                 447,068
                                             -----------
CHEMICALS -- 2.2%
A. Schulman, Inc. .............        474         7,162
American Vanguard Corp. (b)....        409         4,622
Arch Chemicals, Inc. (b).......        526        12,934
Ashland, Inc. (b)..............      1,425        39,971
Balchem Corp. .................        368         9,023
Cabot Corp. (b)................      1,153        14,505
Calgon Carbon Corp. (a)(b).....      1,219        16,932
Cytec Industries, Inc. (b).....      1,078        20,072
Ferro Corp. (b)................        889         2,445
H.B. Fuller Co. (b)............      1,100        20,647
Huntsman Corp. (b).............      3,601        18,113
Innophos Holdings, Inc. .......        212         3,581
Koppers Holdings, Inc. (b).....        416        10,970
Kronos Worldwide, Inc. (b).....         63           419
LSB Industries, Inc. (a).......        307         4,964
Minerals Technologies, Inc. ...        427        15,381
Nalco Holding Co. .............      2,985        50,267
NewMarket Corp. (b)............        239        16,092
NL Industries, Inc. (b)........        147         1,085
Olin Corp. ....................      1,551        18,441
OM Group, Inc. (a)(b)..........        694        20,140
PolyOne Corp. (a)..............      1,711         4,637
Rockwood Holdings, Inc.
  (a)(b).......................      1,101        16,119
RPM International, Inc. .......      2,793        39,214
Sensient Technologies Corp.
  (b)..........................      1,067        24,082
Solutia, Inc. (a)(b)...........      2,435        14,026
Spartech Corp. ................        607         5,578
Stepan Co. (b).................        174         7,684
Valhi, Inc. (b)................        231         1,716
Valspar Corp. .................      2,016        45,420
W.R. Grace & Co. (a)(b)........      1,213        15,005
Westlake Chemical Corp. (b)....        400         8,156
Zep, Inc. .....................        420         5,061
Zoltek Cos., Inc. (a)(b).......        554         5,385
                                             -----------
                                                 499,849
                                             -----------
COMMERCIAL BANKS -- 6.1%
1st Source Corp. (b)...........        282         4,870
Arrow Financial Corp. (b)......        250         6,750
Associated Ban-Corp. (b).......      2,585        32,312
Bancfirst Corp. (b)............        155         5,360
BancorpSouth, Inc. (b).........      1,724        35,394
Bank of Hawaii Corp. (b).......      1,035        37,084
Bank of the Ozarks, Inc. (b)...        251         5,429
Boston Private Financial
  Holdings, Inc. (b)...........      1,155         5,174
Camden National Corp. (b)......        185         6,296
Capital City Bank Group, Inc.
  (b)..........................        264         4,448
CapitalSource, Inc. (b)........      5,065        24,717
Capitol Bancorp, Ltd. (b)......        318           843


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Cathay General Bancorp (b).....      1,128   $    10,727
Central Pacific Financial Corp.
  (b)..........................        575         2,156
Chemical Financial Corp. (b)...        514        10,234
Citizens Republic Bancorp, Inc.
  (a)..........................      2,666         1,893
City Holding Co. (b)...........        333        10,110
CoBiz, Inc. (b)................        427         2,737
Columbia Banking System, Inc.
  (b)..........................        356         3,642
Community Bank System, Inc.
  (b)..........................        685         9,974
Community Trust Bancorp, Inc.
  (b)..........................        318         8,506
CVB Financial Corp. (b)........      1,555         9,283
East West Bancorp, Inc. (b)....      1,285         8,340
F.N.B. Corp. (b)...............      2,034        12,590
Fifth Third Bancorp (b)........     12,528        88,949
First BancCorp- North Carolina
  (b)..........................        331         5,190
First BanCorp- Puerto Rico
  (b)..........................      1,571         6,205
First Busey Corp. (b)..........        567         4,167
First Citizens Bancshares, Inc.
  (Class A)....................        132        17,642
First Commonwealth Financial
  Corp. (b)....................      1,773        11,241
First Community Bancshares,
  Inc. (b).....................        209         2,684
First Financial Bancorp (b)....        771         5,798
First Financial Bankshares,
  Inc. (b).....................        449        22,612
First Financial Corp. (b)......        209         6,600
First Horizon National Corp.
  (a)(b).......................      4,648        55,781
First Merchants Corp. (b)......        457         3,670
First Midwest Bancorp, Inc.
  (b)..........................        989         7,230
FirstMerit Corp. ..............      1,696        28,798
Frontier Financial Corp. (b)...        958         1,159
Fulton Financial Corp. (b).....      3,891        20,272
Glacier Bancorp, Inc. (b)......      1,339        19,777
Guaranty Bancorp (a)(b)........      1,027         1,962
Hampton Roads Bankshares,
  Inc. ........................        545         4,496
Hancock Holding Co. (b)........        596        19,364
Hanmi Financial Corp. (b)......        902         1,578
Harleysville National Corp.
  (b)..........................        832         3,910
Heartland Financial USA, Inc.
  (b)..........................        360         5,141
Home Bancshares, Inc. .........        323         6,150
Huntington Bancshares, Inc.
  (b)..........................     11,792        49,291
IBERIABANK Corp. (b)...........        351        13,833
Independent Bank
  Corp. -- Massachusetts (b)...        445         8,766
International Bancshares Corp.
  (b)..........................      1,097        11,310
Investors Bancorp, Inc.
  (a)(b).......................        911         8,345
Lakeland Financial Corp. (b)...        260         4,940
Marshall & Ilsley Corp. (b)....      7,347        35,266
MB Financial, Inc. (b).........        719         7,327
Nara Bancorp, Inc. (b).........        471         2,440
National Penn Bancshares, Inc.
  (b)..........................      1,814         8,363
NBT Bancorp, Inc. (b)..........        734        15,935
Northfield Bancorp, Inc. (b)...        409         4,753
Old National Bancorp (b).......      1,505        14,779
Old Second Bancorp, Inc. (b)...        264         1,558
Oriental Financial Group, Inc.
  (b)..........................        455         4,413
Orrstown Financial Services,
  Inc. (b).....................        122         4,543
Pacific Capital Bancorp (b)....        946         2,024
PacWest Bancorp (b)............        527         6,935
Park National Corp. (b)........        257        14,515
Pinnacle Financial Partners,
  Inc. (a)(b)..................        541         7,206
Popular, Inc. (b)..............      5,797        12,753
PrivateBancorp, Inc. (b).......        989        21,995
Prosperity Bancshares, Inc.
  (b)..........................      1,032        30,785
Renasant Corp. (b).............        424         6,368
Republic Bancorp, Inc.-
  Kentucky (b).................        204         4,608
S&T Bancorp, Inc. (b)..........        623         7,576
S.Y. Bancorp, Inc. (b).........        240         5,801
Sandy Spring Bancorp, Inc.
  (b)..........................        355         5,218
Santander Bancorp (a)..........        107           745
SCBT Financial Corp. (b).......        272         6,444
Seacoast Banking Corp. of
  Florida......................        297           722
Signature Bank (a)(b)..........        792        21,479
Simmons First National Corp.
  (b)..........................        256         6,840
South Financial Group, Inc.
  (b)..........................      3,409         4,057
Southside Bancshares, Inc. ....        319         7,296
StellarOne Corp. (b)...........        523         6,773
Sterling Bancorp (b)...........        392         3,273
Sterling Bancshares, Inc. (b)..      1,727        10,932
Sterling Financial
  Corp. -- Washington (b)......      1,046         3,044
Suffolk Bancorp (b)............        192         4,923
Sun Bancorp, Inc. (a)(b).......        392         2,031
Susquehanna Bancshares, Inc.
  (b)..........................      1,940         9,487
SVB Financial Group (a)(b).....        737        20,061
Synovus Financial Corp. (b)....      6,180        18,478
TCF Financial Corp. (b)........      2,618        35,003
Texas Capital Bancshares, Inc.
  (a)(b).......................        683        10,566
The Colonial BancGroup, Inc.
  (b)..........................      4,097         2,540
Tompkins Trustco, Inc. (b).....        161         7,720
TowneBank (b)..................        495         6,930
Trico Bancshares (b)...........        300         4,650
Trustmark Corp. (b)............      1,136        21,948
UCBH Holdings, Inc. (b)........      2,289         2,884
UMB Financial Corp. (b)........        699        26,569
Umpqua Holdings Corp. (b)......      1,360        10,554
Union Bankshares Corp. ........        325         4,865
United Bankshares, Inc. (b)....        976        19,071
United Community Banks, Inc.
  (a)(b).......................        996         5,965
Univest Corp. of Pennsylvania
  (b)..........................        309         6,260
Valley National Bancorp (b)....      3,073        35,954
Washington Trust Bancorp, Inc.
  (b)..........................        232         4,137
Webster Financial Corp. (b)....      1,066         8,581
WesBanco, Inc. (b).............        528         7,677
Westamerica Bancorporation
  (b)..........................        649        32,197
Western Alliance Bancorp (a)...      1,250         8,550
Whitney Holding Corp. (b)......      1,455        13,328
Wilmington Trust Corp. (b).....      1,530        20,900
Wintrust Financial Corp. (b)...        477         7,670
Zions Bancorp (b)..............      2,501        28,912
                                             -----------
                                               1,390,907
                                             -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
ABM Industries, Inc. (b).......      1,030        18,612
ACCO Brands Corp. (a)(b).......      1,098         3,096
American Ecology Corp. ........        324         5,806
American Reprographics Co.
  (a)..........................        799         6,648
ATC Technology Corp. (a).......        419         6,076
Bowne & Co., Inc. .............        571         3,717
Cenveo, Inc. (a)(b)............      1,018         4,306
Clean Harbors, Inc. (a)(b).....        454        24,511
Comfort Systems USA, Inc. (b)..        926         9,492
Consolidated Graphics, Inc.
  (a)(b).......................        200         3,484
Cornell Companies, Inc. (a)....        277         4,490
Courier Corp. (b)..............        217         3,311
Deluxe Corp. ..................      1,096        14,040
EnergySolutions, Inc. (b)......      1,577        14,508
EnerNOC, Inc. (a)(b)...........        218         4,724
Ennis, Inc. ...................        513         6,392


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Fuel Tech, Inc. (a)(b).........        376   $     3,647
G & K Services, Inc. (Class
  A)...........................        399         8,439
GeoEye, Inc. (a)(b)............        363         8,552
Healthcare Services Group,
  Inc. ........................        783        14,000
Herman Miller, Inc. ...........      1,122        17,211
HNI Corp. (b)..................        679        12,263
Innerworkings, Inc. (a)........        572         2,717
Interface, Inc. (Class A) (b)..      1,088         6,746
Kimball International, Inc.
  (Class B) (b)................        505         3,151
Knoll, Inc. ...................        982         7,444
M&F Worldwide Corp. (a)(b).....        252         5,040
McGrath Rentcorp...............        547        10,426
Metalico, Inc. (a)(b)..........        538         2,507
Mine Safety Appliances Co.
  (b)..........................        719        17,328
Mobile Mini, Inc. (a)(b).......        822        12,059
Rollins, Inc. (b)..............      1,165        20,166
Schawk, Inc. ..................        266         1,998
Standard Parking Corp. (a)(b)..        176         2,867
Steelcase, Inc. (Class A) (b)..      1,342         7,810
Sykes Enterprises, Inc.
  (a)(b).......................        692        12,518
Team, Inc. (a)(b)..............        374         5,861
Tetra Tech, Inc. (a)(b)........      1,332        38,162
The Brink's Co. ...............        993        28,827
The Geo Group, Inc. (a)(b).....      1,154        21,441
The Standard Register Co. (b)..        423         1,379
United Stationers, Inc. (a)....        534        18,626
Viad Corp. ....................        489         8,421
                                             -----------
                                                 432,819
                                             -----------
COMMUNICATIONS EQUIPMENT -- 3.7%
3Com Corp. (a).................      8,482        39,950
Acme Packet, Inc. (a)(b).......        650         6,578
ADC Telecommunications, Inc.
  (a)(b).......................      2,080        16,557
Adtran, Inc. (b)...............      1,299        27,890
Airvana, Inc. (a)(b)...........        682         4,344
Anaren, Inc. (a)...............        360         6,365
Arris Group, Inc. (a)(b).......      2,758        33,537
Aruba Networks, Inc. (a)(b)....      1,396        12,201
Avocent Corp. (a)(b)...........        939        13,109
Bel Fuse, Inc. (Class B).......        227         3,641
BigBand Networks, Inc. (a)(b)..        827         4,276
Black Box Corp. (b)............        382        12,786
Blue Coat Systems, Inc.
  (a)(b).......................        769        12,719
Brocade Communications Systems,
  Inc. (a).....................      8,302        64,922
CIENA Corp. (a)(b).............      2,046        21,176
CommScope, Inc. (a)(b).........      1,739        45,666
Comtech Telecommunications
  Corp. (a)(b).................        566        18,044
DG Fastchannel, Inc. (a)(b)....        393         7,192
Digi International, Inc.
  (a)(b).......................        608         5,928
EMS Technologies, Inc. (a)(b)..        357         7,461
Emulex Corp. (a)(b)............      1,699        16,616
Extreme Networks, Inc. (a)(b)..      1,953         3,906
F5 Networks, Inc. (a)(b).......      1,704        58,941
Finisar Corp. (a)(b)...........      8,487         4,838
Harmonic, Inc. (a)(b)..........      2,164        12,746
Harris Stratex Networks, Inc.
  (Class A) (a)................      1,315         8,521
Hughes Communications, Inc.
  (a)..........................        174         3,972
Infinera Corp. (a)(b)..........      2,124        19,392
InterDigital, Inc. (a)(b)......        972        23,756
Ixia (a).......................        738         4,974
JDS Uniphase Corp. (a)(b)......      4,654        26,621
Loral Space & Communications,
  Ltd. (a)(b)..................        242         6,232
Netgear, Inc. (a)..............        713        10,274
OpNext, Inc. (a)(b)............      1,292         2,765
Palm, Inc. (a)(b)..............      2,686        44,507
Plantronics, Inc. .............      1,074        20,309
Polycom, Inc. (a)(b)...........      1,805        36,587
Riverbed Technology, Inc. (a)..      1,210        28,060
SeaChange International, Inc.
  (a)..........................        701         5,629
ShoreTel, Inc. (a).............        391         3,128
Sonus Networks, Inc. (a)(b)....      4,528         7,290
Starent Networks Corp. (a)(b)..        912        22,262
Sycamore Networks, Inc.
  (a)(b).......................      4,369        13,675
Tekelec (a)....................      1,320        22,216
Tellabs, Inc. (a)(b)...........      7,896        45,244
Utstarcom, Inc. (a)(b).........      1,988         3,240
ViaSat, Inc. (a)...............        648        16,615
                                             -----------
                                                 836,658
                                             -----------
COMPUTERS & PERIPHERALS -- 1.0%
3PAR, Inc. (a)(b)..............        734         9,101
Adaptec, Inc. (a)..............      2,138         5,666
Avid Technology, Inc. (a)......        602         8,073
Compellent Technologies, Inc.
  (a)(b).......................        364         5,551
Data Domain, Inc. (a)(b).......        805        26,847
Diebold, Inc. .................      1,424        37,537
Electronics for Imaging, Inc.
  (a)..........................      1,068        11,385
Hutchinson Technology, Inc.
  (a)(b).......................        476           928
Hypercom Corp. (a)(b)..........      1,010         1,515
Imation Corp. (b)..............        636         4,840
Intermec, Inc. (a)(b)..........      1,101        14,203
Isilon Systems, Inc. (a)(b)....        496         2,103
Novatel Wireless, Inc. (a)(b)..        629         5,673
QLogic Corp. (a)...............      2,630        33,348
Quantum Corp. (a)..............      4,289         3,560
Silicon Graphics International
  Corp. (a)(b).................        587         2,665
STEC, Inc. (a)(b)..............        519        12,036
Stratasys, Inc. (a)(b).........        428         4,704
Synaptics, Inc. (a)(b).........        737        28,485
                                             -----------
                                                 218,220
                                             -----------
CONSTRUCTION & ENGINEERING -- 0.7%
Dycom Industries, Inc. (a).....        816         9,033
EMCOR Group, Inc. (a)(b).......      1,418        28,530
Furmanite Corp. (a)(b).........        740         3,300
Granite Construction, Inc.
  (b)..........................        714        23,762
Great Lakes Dredge & Dock Corp.
  (b)..........................        885         4,230
Insituform Technologies, Inc.
  (a)(b).......................        806        13,678
Layne Christensen Co. (a)......        385         7,873
Mastec, Inc. (a)(b)............      1,107        12,974
Michael Baker Corp. (a)........        190         8,048
MYR Group, Inc. (a)............        433         8,755
Northwest Pipe Co. (a)(b)......        181         6,292
Orion Marine Group, Inc.
  (a)(b).......................        512         9,728
Pike Electric Corp. (a)(b).....        358         4,314
Sterling Construction Co., Inc.
  (a)(b).......................        315         4,807
Tutor Perini Corp. (a)(b)......        565         9,809
                                             -----------
                                                 155,133
                                             -----------
CONSTRUCTION MATERIALS -- 0.2%
Eagle Materials, Inc. (b)......        977        24,659
Headwaters, Inc. (a)(b)........        860         2,890
Texas Industries, Inc. (b).....        534        16,746
                                             -----------
                                                  44,295
                                             -----------


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
CONSUMER FINANCE -- 0.4%
Advance America Cash Advance
  Centers, Inc. (b)............      1,034   $     4,581
AmeriCredit Corp. (a)(b).......      1,307        17,710
Cash America International,
  Inc. (b).....................        610        14,268
CompuCredit Corp. (b)..........        632         1,454
Credit Acceptance Corp. (a)....        146         3,190
Dollar Financial Corp. (a)(b)..        519         7,157
Ezcorp, Inc. (a)...............      1,020        10,995
First Cash Financial Services,
  Inc. (a).....................        520         9,110
Nelnet, Inc. (a)(b)............        576         7,828
The First Marblehead Corp.
  (a)(b).......................      1,301         2,628
The Student Loan Corp. (b).....         80         2,976
World Acceptance Corp. (a)(b)..        302         6,013
                                             -----------
                                                  87,910
                                             -----------
CONTAINERS & PACKAGING -- 0.7%
Graphic Packaging Holding Co.
  (a)(b).......................      1,621         2,967
Greif, Inc. (Class A)..........        756        33,430
Myers Industries, Inc. ........        570         4,742
Packaging Corp. of America(b)..      2,222        35,996
Rock-Tenn Co. (Class A) (b)....        825        31,482
Silgan Holdings, Inc. (b)......        562        27,555
Temple-Inland, Inc. (b)........      1,979        25,965
                                             -----------
                                                 162,137
                                             -----------
DISTRIBUTORS -- 0.2%
Audiovox Corp. (Class A)
  (a)(b).......................        361         2,115
Core-Mark Holding Co., Inc.
  (a)(b).......................        243         6,333
LKQ Corp. (a)(b)...............      3,032        49,876
                                             -----------
                                                  58,324
                                             -----------
DIVERSIFIED CONSUMER SERVICES -- 1.2%
American Public Education, Inc.
  (a)(b).......................        394        15,606
Bridgepoint Education, Inc.
  (a)..........................        254         4,318
Brink's Home Security Holdings,
  Inc. (a)(b)..................        972        27,517
Capella Education Co. (a)(b)...        321        19,244
Coinstar, Inc. (a)(b)..........        595        15,887
Corinthian Colleges, Inc.
  (a)(b).......................      1,771        29,983
Grand Canyon Education, Inc.
  (a)(b).......................        288         4,833
Hillenbrand, Inc. .............      1,392        23,163
Jackson Hewitt Tax Service,
  Inc. ........................        519         3,249
K12, Inc. (a)(b)...............        452         9,741
Lincoln Educational Services
  Corp. (a)(b).................        212         4,437
Matthews International Corp.
  (Class A)....................        660        20,539
Pre-Paid Legal Services, Inc.
  (a)(b).......................        165         7,192
Regis Corp. ...................        974        16,957
Service Corp. International
  (b)..........................      5,592        30,644
Sotheby's (b)..................      1,433        20,220
Steiner Leisure, Ltd. (a)(b)...        295         9,006
Stewart Enterprises, Inc.
  (Class A) (b)................      1,697         8,180
StoneMor Partners LP...........        252         3,777
Universal Technical Institute,
  Inc. (a)(b)..................        445         6,644
                                             -----------
                                                 281,137
                                             -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
Asset Acceptance Capital Corp.
  (a)(b).......................        275         2,115
CIT Group, Inc. (b)............      8,745        18,802
Financial Federal Corp. .......        590        12,125
Interactive Brokers Group, Inc.
  (Class A) (a)(b).............        914        14,194
KKR Financial Holdings LLC.....      3,041         2,828
Life Partners Holdings, Inc.
  (b)..........................        172         2,439
MarketAxess Holdings, Inc.
  (a)(b).......................        565         5,384
MSCI, Inc. (Class A) (a)(b)....      2,170        53,035
NewStar Financial, Inc.
  (a)(b).......................        493           942
PHH Corp. (a)(b)...............      1,224        22,252
Pico Holdings, Inc. (a)(b).....        410        11,767
Portfolio Recovery Associates,
  Inc. (a)(b)..................        308        11,929
                                             -----------
                                                 157,812
                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
AboveNet, Inc. (a).............        169        13,686
Alaska Communications Systems
  Group, Inc. (b)..............        913         6,683
Atlantic Tele-Network, Inc.
  (b)..........................        193         7,583
Cbeyond, Inc. (a)(b)...........        584         8,380
Cincinnati Bell, Inc. (a)(b)...      4,833        13,726
Cogent Communications Group,
  Inc. (a).....................        882         7,188
Consolidated Communications
  Holdings, Inc. (b)...........        465         5,445
FairPoint Communications, Inc.
  (b)..........................      1,809         1,085
General Communication, Inc.
  (Class A) (a)(b).............        767         5,315
Global Crossing, Ltd. (a)(b)...        538         4,939
Iowa Telecommunications
  Services, Inc. (b)...........        645         8,069
Neutral Tandem, Inc. (a)(b)....        420        12,398
NTELOS Holdings Corp. (b)......        659        12,139
PAETEC Holding Corp. (a)(b)....      2,561         6,915
Premiere Global Services, Inc.
  (a)..........................      1,300        14,092
SureWest Communications
  (a)(b).......................        304         3,183
tw telecom, inc. (a)(b)........      3,306        33,953
                                             -----------
                                                 164,779
                                             -----------
ELECTRIC UTILITIES -- 1.2%
ALLETE, Inc. ..................        615        17,681
Brookfield Infrastructure
  Partners LP..................        431         5,314
Central Vermont Public Service
  Corp. (b)....................        246         4,453
Cleco Corp. (b)................      1,336        29,953
El Paso Electric Co. (a).......        953        13,304
Empire District Electric Co.
  (b)..........................        695        11,481
Great Plains Energy, Inc. .....      2,897        45,048
Hawaiian Electric Industries,
  Inc. (b).....................      2,022        38,539
IDACORP, Inc. (b)..............      1,014        26,506
MGE Energy, Inc. ..............        504        16,909
Portland General Electric Co.
  (b)..........................      1,647        32,084
UIL Holdings Corp. (b).........        581        13,044
Unisource Energy Corp. ........        798        21,179
                                             -----------
                                                 275,495
                                             -----------
ELECTRICAL EQUIPMENT -- 1.8%
A.O. Smith Corp. (b)...........        439        14,298
Acuity Brands, Inc. (b)........        915        25,666
Advanced Battery Technologies,
  Inc. (a)(b)..................        840         3,377
American Superconductor Corp.
  (a)(b).......................        874        22,942
AZZ, Inc. (a)(b)...............        264         9,084
Baldor Electric Co. (b)........        959        22,815
Belden CDT, Inc. ..............        971        16,216
Brady Corp. (Class A) (b)......      1,000        25,120
Broadwind Energy, Inc. (a)(b)..        725         8,207
Encore Wire Corp. (b)..........        383         8,177
Ener1, Inc. (a)(b).............      1,121         6,121
Energy Conversion Devices, Inc.
  (a)(b).......................      1,037        14,673
EnerSys (a)(b).................        855        15,552


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Evergreen Solar, Inc. (a)(b)...      3,139   $     6,812
Franklin Electric Co., Inc.
  (b)..........................        362         9,383
FuelCell Energy, Inc. (a)(b)...      1,282         5,359
General Cable Corp. (a)(b).....      1,126        42,315
GrafTech International, Ltd.
  (a)..........................      2,601        29,417
GT Solar International, Inc.
  (a)(b).......................        611         3,250
II-VI, Inc. (a)................        584        12,947
Orion Energy Systems, Inc.
  (a)(b).......................        433         1,624
Plug Power, Inc. (a)(b)........      1,465         1,333
Polypore International, Inc.
  (a)(b).......................        382         4,248
Powell Industries, Inc. (a)....        154         5,709
Power-One, Inc. (a)(b).........      1,593         2,373
Regal-Beloit Corp. (b).........        783        31,101
Thomas & Betts Corp. (a).......      1,171        33,795
Valence Technology, Inc.
  (a)(b).......................      1,243         2,225
Vicor Corp. ...................        371         2,679
Woodward Governor Co. .........      1,282        25,384
                                             -----------
                                                 412,202
                                             -----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.9%
Agilysys, Inc. (b).............        443         2,073
Anixter International, Inc.
  (a)(b).......................        689        25,900
AVX Corp. .....................      1,180        11,717
Benchmark Electronics, Inc.
  (a)..........................      1,475        21,240
Brightpoint, Inc. (a)..........      1,060         6,646
Checkpoint Systems, Inc. (a)...        805        12,630
Cogent, Inc. (a)(b)............        793         8,509
Cognex Corp. ..................        762        10,767
Coherent, Inc. (a)(b)..........        530        10,960
CTS Corp. .....................        682         4,467
Daktronics, Inc. (b)...........        767         5,906
DTS Inc. (a)(b)................        365         9,881
Echelon Corp. (a)(b)...........        669         5,673
Electro Rent Corp. (b).........        457         4,337
Electro Scientific Industries,
  Inc. (a).....................        523         5,847
FARO Technologies, Inc.
  (a)(b).......................        303         4,706
ICx Technologies, Inc. (a).....        246         1,476
Insight Enterprises, Inc.
  (a)(b).......................        945         9,129
IPG Photonics Corp. (a)(b).....        481         5,277
Jabil Circuit, Inc. ...........      4,359        32,344
L-1 Identity Solutions, Inc.
  (a)(b).......................      1,706        13,204
Littelfuse, Inc. (a)(b)........        437         8,723
Methode Electronics, Inc.
  (Class A)....................        761         5,342
MTS Systems Corp. .............        349         7,207
Multi-Fineline Electronix, Inc.
  (a)(b).......................        184         3,938
National Instruments Corp.
  (b)..........................      1,283        28,945
Newport Corp. (a)(b)...........        742         4,296
OSI Systems, Inc. (a)(b).......        329         6,860
Park Electrochemical Corp.
  (b)..........................        382         8,225
Plexus Corp. (a)(b)............        896        18,332
Rofin-Sinar Technologies, Inc.
  (a)(b).......................        595        11,906
Rogers Corp. (a)(b)............        358         7,242
Sanmina-SCI Corp. (a)..........     10,710         4,712
Scansource, Inc. (a)(b)........        603        14,786
Smart Modular Technologies
  (WWH), Inc. (a)..............        742         1,684
SYNNEX Corp. (a)(b)............        353         8,822
Tech Data Corp. (a)............      1,095        35,817
Technitrol, Inc. ..............        822         5,318
TTM Technologies, Inc. (a)(b)..        841         6,694
Universal Display Corp.
  (a)(b).......................        654         6,396
Vishay Intertechnology, Inc.
  (a)..........................      3,708        25,177
                                             -----------
                                                 433,111
                                             -----------
ENERGY EQUIPMENT & SERVICES -- 2.3%
Allis-Chalmers Energy, Inc.
  (a)..........................        642         1,483
Atwood Oceanics, Inc. (a)(b)...      1,192        29,693
Basic Energy Services, Inc.
  (a)(b).......................        481         3,285
Bristow Group, Inc. (a)(b).....        625        18,519
Bronco Drilling Co., Inc. (a)..        578         2,474
Cal Dive International, Inc.
  (a)..........................        809         6,982
CARBO Ceramics, Inc. (b).......        442        15,116
Complete Production Services,
  Inc. (a)(b)..................      1,365         8,681
Dawson Geophysical Co. (a)(b)..        148         4,418
Dresser-Rand Group, Inc. (a)...      1,777        46,380
Dril-Quip, Inc. (a)(b).........        679        25,870
ENGlobal Corp. (a)(b)..........        372         1,830
Exterran Partners LP...........        210         2,894
Global Industries, Ltd.
  (a)(b).......................      2,229        12,616
Gulf Island Fabrication, Inc.
  (b)..........................        248         3,926
Gulfmark Offshore, Inc. (a)....        517        14,269
Helix Energy Solutions Group,
  Inc. (a)(b)..................      1,862        20,240
Hercules Offshore, Inc.
  (a)(b).......................      1,785         7,086
Hornbeck Offshore Services,
  Inc. (a)(b)..................        483        10,331
ION Geophysical Corp. (a)(b)...      1,722         4,426
Key Energy Services, Inc.
  (a)(b).......................      2,519        14,509
Lufkin Industries, Inc. (b)....        335        14,087
Matrix Service Co. (a).........        539         6,188
NATCO Group, Inc. (a)..........        443        14,584
Newpark Resources, Inc.
  (a)(b).......................      1,796         5,119
Oceaneering International, Inc.
  (a)..........................      1,196        54,059
Oil States International, Inc.
  (a)(b).......................      1,084        26,244
Parker Drilling Co. (a)(b).....      2,260         9,808
PHI, Inc. (a)(b)...............        278         4,765
Pioneer Drilling Co. (a).......      1,012         4,847
RPC, Inc. (b)..................        657         5,486
SEACOR Holdings, Inc. (a)(b)...        408        30,698
Superior Energy Services, Inc.
  (a)..........................      1,682        29,048
Superior Well Services, Inc.
  (a)(b).......................        313         1,862
T-3 Energy Services, Inc. (a)..        252         3,001
Tesco Corp. (a)(b).............        707         5,614
Tetra Technologies, Inc.
  (a)(b).......................      1,495        11,900
Trico Marine Services, Inc.
  (a)..........................        260           892
Unit Corp. (a)(b)..............      1,023        28,204
                                             -----------
                                                 511,434
                                             -----------
FOOD & STAPLES RETAILING -- 0.9%
Arden Group, Inc. (Class A)
  (b)..........................         23         2,877
BJ's Wholesale Club, Inc.
  (a)(b).......................      1,187        38,257
Casey's General Stores, Inc.
  (b)..........................      1,133        29,107
Great Atlantic & Pacific Tea
  Co. (a)(b)...................        711         3,022
Ingles Markets, Inc. ..........        239         3,642
Nash Finch Co. (b).............        260         7,036
Pantry, Inc. (a)...............        472         7,835
Pricesmart, Inc. ..............        294         4,925
Rite Aid Corp. (a)(b)..........     11,773        17,777
Ruddick Corp. (b)..............        949        22,235
Spartan Stores, Inc. (b).......        445         5,522
Susser Holdings Corp. (a)(b)...        259         2,898
The Andersons, Inc. (b)........        364        10,898
United Natural Foods, Inc.
  (a)(b).......................        888        23,310


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Village Super Market, Inc.
  (Class A) (b)................        122   $     3,630
Weis Markets, Inc. ............        241         8,078
Winn-Dixie Stores, Inc.
  (a)(b).......................      1,235        15,487
                                             -----------
                                                 206,536
                                             -----------
FOOD PRODUCTS -- 1.4%
Alico, Inc. (b)................         73         2,191
American Italian Pasta Co.
  (a)(b).......................        466        13,579
B&G Foods, Inc. (b)............        722         6,072
Cal-Maine Foods, Inc. (b)......        309         7,713
Calavo Growers, Inc. (b).......        286         5,671
Chiquita Brands International,
  Inc. (a)(b)..................        874         8,967
Corn Products International,
  Inc. (b).....................      1,606        43,025
Darling International, Inc.
  (a)(b).......................      1,648        10,877
Del Monte Foods Co. ...........      4,323        40,550
Diamond Foods, Inc. (b)........        380        10,602
Farmer Brothers Co. (b)........        124         2,837
Fresh Del Monte Produce, Inc.
  (a)(b).......................        910        14,796
Green Mountain Coffee Roasters,
  Inc. (a)(b)..................        612        36,152
Hain Celestial Group, Inc.
  (a)(b).......................        798        12,457
J&J Snack Foods Corp. .........        323        11,596
Lancaster Colony Corp. ........        460        20,272
Lance, Inc. ...................        715        16,538
Sanderson Farms, Inc. (b)......        385        17,325
Smart Balance, Inc. (a)(b).....      1,454         9,902
Tootsie Roll Industries, Inc.
  (b)..........................        527        11,958
TreeHouse Foods, Inc. (a)(b)...        700        20,139
                                             -----------
                                                 323,219
                                             -----------
GAS UTILITIES -- 1.2%
Amerigas Partners LP (b).......        727        24,522
Chesapeake Utilities Corp.
  (b)..........................        165         5,368
Ferrellgas Partners LP (b).....        964        15,655
Laclede Group, Inc. ...........        466        15,439
New Jersey Resources Corp.
  (b)..........................        940        34,818
Nicor, Inc. (b)................      1,002        34,689
Northwest Natural Gas Co. .....        595        26,370
South Jersey Industries,
  Inc. ........................        660        23,027
Southwest Gas Corp. ...........        991        22,010
Spectra Energy Partners LP.....        250         5,375
Star Gas Partners LP...........      1,557         5,559
Suburban Propane Partners LP
  (b)..........................        730        30,784
WGL Holdings, Inc. (b).........      1,118        35,798
                                             -----------
                                                 279,414
                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.6%
Abaxis, Inc. (a)(b)............        441         9,058
ABIOMED, Inc. (a)(b)...........        688         6,068
Accuray, Inc. (a)(b)...........        782         5,216
Align Technology, Inc. (a)(b)..      1,223        12,964
American Medical Systems
  Holdings, Inc. (a)(b)........      1,633        25,801
Analogic Corp. (b).............        269         9,940
AngioDynamics, Inc. (a)(b).....        539         7,152
Cantel Medical Corp. (a)(b)....        312         5,064
Conceptus, Inc. (a)(b).........        455         7,689
CONMED Corp. (a)(b)............        577         8,955
CryoLife, Inc. (a).............        524         2,903
Cyberonics, Inc. (a)(b)........        463         7,700
ev3, Inc. (a)(b)...............      1,489        15,962
Greatbatch, Inc. (a)(b)........        471        10,649
Haemonetics Corp. (a)(b).......        568        32,376
Hill-Rom Holdings, Inc. .......      1,357        22,011
I-Flow Corp. (a)(b)............        497         3,449
ICU Medical, Inc. (a)(b).......        291        11,975
Insulet Corp. (a)(b)...........        418         3,219
Integra LifeSciences Holdings
  Corp. (a)....................        482        12,778
Invacare Corp. (b).............        744        13,132
IRIS International, Inc.
  (a)(b).......................        443         5,227
Kensey Nash Corp. (a)..........        176         4,613
MAKO Surgical Corp. (a)(b).....        307         2,769
Masimo Corp. (a)(b)............      1,080        26,039
Meridian Bioscience, Inc. (b)..        913        20,616
Merit Medical Systems, Inc.
  (a)..........................        580         9,454
Natus Medical, Inc. (a)(b).....        550         6,347
Neogen Corp. (a)(b)............        345         9,998
NuVasive, Inc. (a)(b)..........        808        36,037
OraSure Technologies, Inc.
  (a)(b).......................      1,074         2,653
Orthofix International N.V.
  (a)..........................        344         8,603
Orthovita, Inc. (a)(b).........      1,817         9,358
Palomar Medical Technologies,
  Inc. (a)(b)..................        382         5,600
Quidel Corp. (a)(b)............        601         8,751
RTI Biologics, Inc. (a)(b).....        987         4,234
Sirona Dental Systems, Inc.
  (a)(b).......................        350         6,996
SonoSite, Inc. (a)(b)..........        347         6,961
STERIS Corp. (b)...............      1,195        31,166
SurModics, Inc. (a)(b).........        321         7,264
Symmetry Medical, Inc. (a).....        667         6,216
Synovis Life Technologies, Inc.
  (a)..........................        285         5,919
The Cooper Cos., Inc. (b)......      1,017        25,150
Thoratec Corp. (a)(b)..........      1,216        32,564
TomoTherapy, Inc. (a)(b).......      1,082         2,975
Trans1, Inc. (a)(b)............        190         1,184
Volcano Corp. (a)(b)...........        922        12,890
West Pharmaceutical Services,
  Inc. (b).....................        728        25,371
Wright Medical Group, Inc.
  (a)(b).......................        863        14,032
Zoll Medical Corp. (a).........        423         8,181
                                             -----------
                                                 581,229
                                             -----------
HEALTH CARE PROVIDERS & SERVICES -- 3.4%
Air Methods Corp. (a)(b).......        221         6,047
Alliance Imaging, Inc. (a).....        571         4,185
Almost Family, Inc. (a)(b).....        193         5,039
Amedisys, Inc. (a)(b)..........        608        20,076
AMERIGROUP Corp. (a)(b)........      1,149        30,851
AMN Healthcare Services, Inc.
  (a)(b).......................        677         4,319
AmSurg Corp. (a)...............        653        14,000
Assisted Living Concepts, Inc.
  (Class A) (a)(b).............        217         3,157
athenahealth, Inc. (a).........        684        25,315
Bio-Reference Laboratories,
  Inc. (a)(b)..................        282         8,914
Brookdale Senior Living, Inc.
  (b)..........................      1,190        11,591
CardioNet, Inc. (a)(b).........        489         7,980
Catalyst Health Solutions, Inc.
  (a)(b).......................        792        19,753
Centene Corp. (a)(b)...........        903        18,042
Chemed Corp. (b)...............        505        19,937
Corvel Corp. (a)(b)............        162         3,689
Cross Country Healthcare, Inc.
  (a)(b).......................        570         3,916
Emergency Medical Services
  Corp. (Class A) (a)(b).......        228         8,395
Emeritus Corp. (a)(b)..........        410         5,416
Genoptix, Inc. (a)(b)..........        365        11,676
Gentiva Health Services, Inc.
  (a)(b).......................        667        10,979
Hanger Orthopedic Group, Inc.
  (a)..........................        661         8,983


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Health Management Associates,
  Inc. (Class A) (a)(b)........      5,382   $    26,587
Healthsouth Corp. (a)(b).......      1,898        27,407
Healthspring, Inc. (a)(b)......      1,074        11,664
Healthways, Inc. (a)...........        690         9,281
HMS Holdings Corp. (a)(b)......        565        23,007
inVentiv Health, Inc. (a)......        665         8,997
IPC The Hospitalist Co.
  (a)(b).......................        225         6,005
Kindred Healthcare, Inc.
  (a)(b).......................        736         9,104
Landauer, Inc. ................        188        11,532
LHC Group, Inc. (a)(b).........        293         6,508
LifePoint Hospitals, Inc.
  (a)(b).......................      1,155        30,319
Magellan Health Services, Inc.
  (a)..........................        766        25,140
Medcath Corp. (a)(b)...........        323         3,798
Molina Healthcare, Inc.
  (a)(b).......................        274         6,554
MWI Veterinary Supply, Inc.
  (a)(b).......................        242         8,436
National Healthcare Corp. (b)..        180         6,829
Nighthawk Radiology Holdings,
  Inc. (a)(b)..................        470         1,739
Odyssey Healthcare, Inc. (a)...        717         7,371
Owens & Minor, Inc. (b)........        888        38,912
Pediatrix Medical Group, Inc.
  (a)(b).......................        989        41,667
PharMerica Corp. (a)(b)........        698        13,702
PSS World Medical, Inc.
  (a)(b).......................      1,264        23,397
Psychiatric Solutions, Inc.
  (a)(b).......................      1,182        26,879
RehabCare Group, Inc. (a)......        377         9,022
Res-Care, Inc. (a).............        541         7,736
Skilled Healthcare Group, Inc.
  (Class A) (a)(b).............        386         2,895
Sun Healthcare Group, Inc.
  (a)..........................      1,006         8,491
Tenet Healthcare Corp. (a).....     10,450        29,469
The Ensign Group, Inc. (b).....        237         3,373
Triple-S Management Corp.
  (Class B) (a)................        370         5,768
Universal American Financial
  Corp. (a)(b).................        725         6,322
VCA Antech, Inc. (a)(b)........      1,836        49,021
Virtual Radiologic Corp.
  (a)(b).......................        145         1,309
WellCare Health Plans, Inc.
  (a)(b).......................        856        15,827
                                             -----------
                                                 766,328
                                             -----------
HEALTH CARE TECHNOLOGY -- 0.5%
Allscripts-Misys Healthcare
  Solutions, Inc. (b)..........      1,258        19,952
Computer Programs and Systems,
  Inc. (b).....................        240         9,194
Eclipsys Corp. (a).............      1,248        22,189
HLTH Corp. (a)(b)..............      1,922        25,178
Med Assets, Inc. (a)(b)........        697        13,557
Omnicell, Inc. (a)(b)..........        662         7,117
Phase Forward, Inc. (a)........        978        14,778
                                             -----------
                                                 111,965
                                             -----------
HOTELS, RESTAURANTS & LEISURE -- 3.0%
AFC Enterprises, Inc. (a)......        531         3,584
Ambassadors Group, Inc. .......        385         5,301
Ameristar Casinos, Inc. (b)....        465         8,849
Bally Technologies, Inc.
  (a)(b).......................      1,180        35,306
BJ's Restaurants, Inc. (a)(b)..        359         6,056
Bob Evans Farms, Inc. (b)......        703        20,204
Boyd Gaming Corp. (a)(b).......      1,171         9,954
Brinker International, Inc.
  (b)..........................      2,195        37,381
Buffalo Wild Wings, Inc.
  (a)(b).......................        379        12,325
California Pizza Kitchen, Inc.
  (a)(b).......................        505         6,712
CEC Entertainment, Inc.
  (a)(b).......................        482        14,209
Cedar Fair LP (b)..............      1,061        11,607
Chipotle Mexican Grill, Inc.
  (a)(b).......................        696        55,680
Choice Hotels International,
  Inc. (b).....................        646        17,190
Churchill Downs, Inc. (b)......        206         6,934
CKE Restaurants, Inc. .........      1,165         9,879
Cracker Barrel Old Country
  Store, Inc. (b)..............        509        14,201
Denny's Corp. (a)(b)...........      2,341         5,033
DineEquity, Inc. (b)...........        310         9,669
Domino's Pizza, Inc. (a).......        851         6,374
Gaylord Entertainment Co.
  (a)(b).......................        631         8,020
International Speedway Corp.
  (Class A) (b)................        607        15,545
Interval Leisure Group, Inc.
  (a)(b).......................        791         7,372
Isle of Capri Casinos, Inc.
  (a)(b).......................        370         4,928
Jack in the Box, Inc. (a)(b)...      1,270        28,512
Krispy Kreme Doughnuts, Inc.
  (a)(b).......................      1,122         3,366
Landry's Restaurants, Inc.
  (a)(b).......................        214         1,840
Life Time Fitness, Inc.
  (a)(b).......................        859        17,189
Marcus Corp. ..................        447         4,702
Morgans Hotel Group Co.
  (a)(b).......................        579         2,218
Orient-Express Hotels, Ltd.
  (Class A) (b)................      1,421        12,064
P F Chang's China Bistro, Inc.
  (a)(b).......................        512        16,415
Panera Bread Co. (Class A)
  (a)(b).......................        684        34,104
Papa John's International, Inc.
  (a)..........................        507        12,569
Peet's Coffee & Tea, Inc.
  (a)(b).......................        296         7,459
Pinnacle Entertainment, Inc.
  (a)(b).......................      1,215        11,287
Red Robin Gourmet Burgers, Inc.
  (a)(b).......................        301         5,644
Ruby Tuesday, Inc. (a)(b)......      1,070         7,126
Scientific Games Corp. (Class
  A) (a)(b)....................      1,556        24,538
Shuffle Master, Inc. (a)(b)....      1,078         7,126
Sonic Corp. (a)(b).............      1,390        13,942
Speedway Motorsports, Inc.
  (b)..........................        288         3,963
Texas Roadhouse, Inc. (Class A)
  (a)(b).......................      1,068        11,652
The Cheesecake Factory, Inc.
  (a)(b).......................      1,209        20,916
The Steak n Shake Co. (a)(b)...        582         5,087
Vail Resorts, Inc. (a)(b)......        615        16,494
WMS Industries, Inc. (a)(b)....        944        29,745
Wyndham Worldwide Corp. (b)....      3,839        46,529
                                             -----------
                                                 676,800
                                             -----------
HOUSEHOLD DURABLES -- 1.5%
American Greetings Corp. (Class
  A) (b).......................        894        10,442
Blyth, Inc. (b)................        134         4,394
Brookfield Homes Corp. (a)(b)..        208           832
Centex Corp. (b)...............      2,777        23,493
CSS Industries, Inc. (b).......        171         3,485
Ethan Allen Interiors, Inc. ...        551         5,708
Furniture Brands International,
  Inc. (b).....................        737         2,233
Harman International
  Industries, Inc. (b).........      1,262        23,726
Helen of Troy, Ltd. (a)(b).....        597        10,024
Hovnanian Enterprises, Inc.
  (a)(b).......................      1,155         2,726
iRobot Corp. (a)(b)............        389         5,049
Jarden Corp. (a)...............      1,906        35,738
KB HOME (b)....................      1,655        22,640
Lennar Corp. (Class A) (b).....      3,119        30,223
M.D.C. Holdings, Inc. .........        808        24,329
M/I Homes, Inc. (a)(b).........        289         2,829
Meritage Homes Corp. (a)(b)....        573        10,807
National Presto Industries,
  Inc. ........................        100         7,610


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Ryland Group, Inc. (b).........        966   $    16,190
Sealy Corp. (a)(b).............        900         1,764
Skyline Corp. (b)..............        135         2,936
Snap-on, Inc. .................      1,246        35,810
Standard Pacific Corp. (a)(b)..      2,418         4,909
Tempur-Pedic International,
  Inc. (b).....................      1,533        20,036
Tupperware Brands Corp. .......      1,355        35,257
                                             -----------
                                                 343,190
                                             -----------
HOUSEHOLD PRODUCTS -- 0.1%
Central Garden & Pet Co. (Class
  A) (a)(b)....................      1,488        14,657
WD-40 Co. (b)..................        365        10,585
                                             -----------
                                                  25,242
                                             -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
Ormat Technologies, Inc. (b)...        411        16,567
                                             -----------
INDUSTRIAL CONGLOMERATES -- 0.3%
Carlisle Cos., Inc. ...........      1,324        31,829
Otter Tail Corp. (b)...........        723        15,790
Raven Industries, Inc. (b).....        369         9,447
Seaboard Corp. ................          6         6,732
Standex International Corp. ...        250         2,900
Tredegar Corp. ................        494         6,580
                                             -----------
                                                  73,278
                                             -----------
INSURANCE -- 4.3%
AMBAC Financial Group, Inc.
  (b)..........................      5,857         5,388
American Equity Investment Life
  Holding Co. (b)..............      1,089         6,077
American National Insurance Co.
  (b)..........................        356        26,907
American Physicians Capital,
  Inc. (b).....................        176         6,892
Amerisafe, Inc. (a)(b).........        443         6,893
Amtrust Financial Services,
  Inc. (b).....................        835         9,519
Argo Group International
  Holdings, Ltd. (a)...........        691        19,500
Arthur J. Gallagher & Co. (b)..      2,129        45,433
Aspen Insurance Holdings,
  Ltd. ........................      1,632        36,459
Assured Guaranty, Ltd. ........      2,099        25,986
Baldwin & Lyons, Inc. (Class
  B)...........................        212         4,176
Citizens, Inc. (a)(b)..........        715         4,347
CNA Surety Corp. (a)...........        323         4,357
Conseco, Inc. (a)(b)...........      3,723         8,824
Crawford & Co. (Class B)
  (a)(b).......................        504         2,419
Delphi Financial Group.........        940        18,264
Donegal Group, Inc. (Class A)
  (b)..........................        264         4,015
eHealth, Inc. (a)(b)...........        506         8,936
EMC Insurance Group, Inc. (b)..        155         3,226
Employers Holdings, Inc. (b)...      1,013        13,726
Endurance Specialty Holdings,
  Ltd. (b).....................      1,143        33,490
Enstar Group, Ltd. (a).........        144         8,474
Erie Indemnity Co. (Class A)
  (b)..........................        687        24,567
FBL Financial Group, Inc.
  (Class A) (b)................        259         2,139
First Mercury Financial
  Corp. .......................        380         5,233
Flagstone Reinsurance Holdings,
  Ltd. (b).....................        797         8,209
FPIC Insurance Group, Inc.
  (a)(b).......................        166         5,083
Genworth Financial, Inc. (Class
  A) (b).......................      9,277        64,846
Greenlight Capital Re, Ltd.
  (Class A) (a)(b).............        685        11,857
Harleysville Group, Inc. (b)...        275         7,761
Hilltop Holdings, Inc. (a)(b)..      1,015        12,048
Horace Mann Educators Corp. ...        801         7,986
Infinity Property & Casualty
  Corp. .......................        303        11,047
IPC Holdings, Ltd. ............      1,047        28,625
Kansas City Life Insurance Co.
  (b)..........................         89         2,395
Maiden Holdings, Ltd. .........      1,210         7,938
Max Capital Group, Ltd. .......      1,064        19,641
MBIA, Inc. (a)(b)..............      3,507        15,185
Meadowbrook Insurance Group,
  Inc. ........................      1,359         8,874
Mercury General Corp. (b)......        596        19,924
Montpelier Re Holdings, Ltd.
  (b)..........................      1,740        23,125
National Financial Partners
  Corp. (b)....................        800         5,856
National Interstate Corp. .....        121         1,837
National Western Life Insurance
  Co. (Class A) (b)............         49         5,721
Navigators Group, Inc. (a).....        308        13,684
OneBeacon Insurance Group, Ltd.
  (Class A)....................        462         5,401
Platinum Underwriters Holdings,
  Ltd. ........................      1,074        30,706
PMA Capital Corp. (Class A)
  (a)(b).......................        797         3,626
Presidential Life Corp. (b)....        447         3,384
ProAssurance Corp. (a).........        696        32,162
Protective Life Corp. (b)......      1,826        20,889
RLI Corp. (b)..................        431        19,309
Safety Insurance Group, Inc.
  (b)..........................        369        11,277
Seabright Insurance
  Holdings(a)(b)...............        507         5,136
Selective Insurance Group, Inc.
  (b)..........................      1,198        15,298
StanCorp Financial Group,
  Inc. ........................      1,064        30,516
State Auto Financial Corp.
  (b)..........................        292         5,110
Stewart Information Services
  Corp. .......................        341         4,859
The Phoenix Cos., Inc. (a)(b)..      2,196         3,667
Tower Group, Inc. (b)..........        816        20,221
United America Indemnity, Ltd.
  (Class A) (a)................        353         1,691
United Fire & Casualty Co. ....        526         9,021
Unitrin, Inc. .................      1,040        12,501
Validus Holdings, Ltd. (b).....        727        15,980
XL Capital, Ltd. (Class A)
  (b)..........................      7,300        83,658
Zenith National Insurance Corp.
  (b)..........................        839        18,240
                                             -----------
                                                 969,541
                                             -----------
INTERNET & CATALOG RETAIL -- 0.3%
1-800-FLOWERS.COM, Inc. (Class
  A) (a).......................        471           904
Blue Nile, Inc. (a)(b).........        312        13,413
Gaiam, Inc. (Class A) (a)(b)...        272         1,488
HSN, Inc. (a)..................        792         8,371
NutriSystem, Inc. (b)..........        581         8,425
Orbitz Worldwide, Inc. (a)(b)..        746         1,417
Overstock.com, Inc. (a)(b).....        320         3,827
PetMed Express, Inc. (a)(b)....        549         8,252
Shutterfly, Inc. (a)(b)........        456         6,361
Stamps.com, Inc. (a)(b)........        320         2,714
Ticketmaster(a)(b).............        795         5,104
                                             -----------
                                                  60,276
                                             -----------
INTERNET SOFTWARE & SERVICES -- 1.7%
Art Technology Group, Inc.
  (a)..........................      2,599         9,876
Bankrate, Inc. (a)(b)..........        300         7,572
comScore, Inc. (a)(b)..........        334         4,449
Constant Contact, Inc. (a)(b)..        575        11,408
DealerTrack Holdings, Inc.
  (a)(b).......................        794        13,498
Dice Holdings, Inc. (a)(b).....        469         2,181
Digital River, Inc. (a)(b).....        835        30,327
DivX, Inc. (a)(b)..............        554         3,041


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
EarthLink, Inc. (a)(b).........      2,300   $    17,043
Equinix, Inc. (a)(b)...........        823        59,865
GSI Commerce, Inc. (a)(b)......        431         6,142
InfoSpace, Inc. (a)............        718         4,760
Internap Network Services Corp.
  (a)(b).......................        987         3,445
Internet Brands, Inc. (a)(b)...        652         4,564
j2 Global Communications, Inc.
  (a)..........................        989        22,312
Limelight Networks, Inc.
  (a)(b).......................        795         3,498
LoopNet, Inc. (a)..............        569         4,410
Marchex, Inc. (Class B)........        563         1,897
ModusLink Global Solutions,
  Inc. (a).....................        982         6,737
Move, Inc. (a)(b)..............      3,008         6,497
NIC, Inc. .....................        802         5,430
Omniture, Inc. (a)(b)..........      1,623        20,385
OpenTable, Inc. (a)............          6           181
Perficient, Inc. (a)(b)........        627         4,383
Rackspace Hosting, Inc.
  (a)(b).......................      1,599        22,162
RealNetworks, Inc. (a)(b)......      1,879         5,618
SAVVIS, Inc. (a)...............        787         9,019
Switch & Data Facilities Co.,
  Inc. (a)(b)..................        451         5,290
TechTarget, Inc. (a)(b)........        183           732
Terremark Worldwide, Inc. (a)..        845         4,884
The Knot, Inc. (a)(b)..........        631         4,972
United Online, Inc. (b)........      1,647        10,722
ValueClick, Inc. (a)...........      1,838        19,336
Vignette Corp. (a)(b)..........        501         6,588
VistaPrint, Ltd. (a)(b)........        852        36,338
Vocus, Inc. (a)(b).............        405         8,003
WebMD Health Corp. (Class A)
  (a)(b).......................        162         4,847
                                             -----------
                                                 392,412
                                             -----------
IT SERVICES -- 1.8%
Acxiom Corp. (b)...............      1,545        13,642
CACI International, Inc. (Class
  A) (a).......................        672        28,701
Cass Information Systems,
  Inc. ........................        172         5,631
CIBER, Inc. (a)................      1,072         3,323
Convergys Corp. (a)............      2,592        24,054
CSG Systems International, Inc.
  (a)..........................        719         9,520
CyberSource Corp. (a)(b).......      1,563        23,914
Euronet Worldwide, Inc.
  (a)(b).......................      1,035        20,069
ExlService Holdings, Inc. (a)..        297         3,329
Forrester Research, Inc.
  (a)(b).......................        305         7,488
Gartner, Inc. (a)..............      1,384        21,120
Genpact, Ltd. (a)(b)...........      1,312        15,416
Global Cash Access, Inc.
  (a)(b).......................        839         6,678
Heartland Payment Systems,
  Inc. ........................        575         5,503
iGate Corp. ...................        774         5,124
infoUSA, Inc. (a)..............        661         3,774
Integral Systems Inc. (a)(b)...        347         2,887
Lionbridge Technologies, Inc.
  (a)(b).......................      1,064         1,958
MAXIMUS, Inc. .................        372        15,345
MoneyGram International, Inc.
  (a)(b).......................      1,642         2,923
NCI, Inc. (Class A) (a)(b).....        160         4,867
NeuStar, Inc. (Class A) (a)....      1,568        34,747
Perot Systems Corp. (Class A)
  (a)(b).......................      1,837        26,324
RightNow Technologies, Inc.
  (a)..........................        490         5,782
Sapient Corp. (a)(b)...........      2,072        13,033
SRA International, Inc.
  (a)(b).......................        867        15,225
Syntel, Inc. (b)...............        520        16,349
TeleTech Holdings, Inc.
  (a)(b).......................        796        12,059
TNS, Inc. (a)(b)...............        590        11,062
Unisys Corp. (a)(b)............      6,782        10,241
VeriFone Holdings, Inc.
  (a)(b).......................      1,623        12,189
Wright Express Corp. (a).......        830        21,140
                                             -----------
                                                 403,417
                                             -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.4%
Brunswick Corp. (b)............      1,765         7,625
Callaway Golf Co. (b)..........      1,329         6,738
Eastman Kodak Co. (b)..........      5,519        16,336
JAKKS Pacific, Inc. (a)........        551         7,069
Leapfrog Enterprises, Inc.
  (a)(b).......................        704         1,612
Marine Products Corp. (b)......        289         1,084
Polaris Industries, Inc. (b)...        736        23,640
Pool Corp. (b).................      1,081        17,901
RC2 Corp. (a)..................        352         4,657
Smith & Wesson Holding Corp.
  (a)(b).......................        789         4,482
                                             -----------
                                                  91,144
                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 0.9%
Affymetrix, Inc. (a)(b)........      1,408         8,349
Albany Molecular Research, Inc.
  (a)..........................        454         3,809
AMAG Pharmaceuticals, Inc.
  (a)(b).......................        368        20,119
Bio-Rad Laboratories, Inc.
  (Class A) (a)................        422        31,853
Bruker Corp. (a)(b)............      1,032         9,556
Cambrex Corp. (a)..............        579         2,385
Clinical Data, Inc. (a)(b).....        311         3,427
Dionex Corp. (a)(b)............        385        23,497
Enzo Biochem, Inc. (a)(b)......        794         3,517
eResearch Technology, Inc.
  (a)..........................        870         5,403
Exelixis, Inc. (a).............      2,434        11,854
Kendle International, Inc.
  (a)..........................        264         3,231
Luminex Corp. (a)(b)...........        899        16,667
Nektar Therapeutics(a)(b)......      1,952        12,649
PAREXEL International Corp.
  (a)..........................      1,324        19,039
Sequenom, Inc. (a)(b)..........      1,170         4,575
Varian, Inc. (a)(b)............        609        24,013
                                             -----------
                                                 203,943
                                             -----------
MACHINERY -- 3.6%
Actuant Corp. (Class A) (b)....      1,256        15,323
Albany International Corp.
  (Class A)....................        514         5,849
Altra Holdings, Inc. (a).......        535         4,007
American Railcar Industries,
  Inc. (b).....................        174         1,437
Ampco-Pittsburgh Corp. ........        169         3,963
Astec Industries, Inc. (a)(b)..        349        10,362
Badger Meter, Inc. (b).........        340        13,940
Barnes Group, Inc. (b).........        911        10,832
Blount International, Inc.
  (a)(b).......................        824         7,095
Briggs & Stratton Corp. (b)....      1,116        14,888
Bucyrus International, Inc.
  (Class A)....................      1,643        46,924
Cascade Corp. (b)..............        199         3,130
Chart Industries, Inc. (a).....        571        10,381
CIRCOR International, Inc.
  (b)..........................        339         8,004
CLARCOR, Inc. (b)..............      1,105        32,255
Colfax Corp. (a)...............        565         4,362
Columbus McKinnon Corp.
  (a)(b).......................        384         4,858
Crane Co. .....................      1,101        24,563
Dynamic Materials Corp. (b)....        253         4,878
Energy Recovery, Inc. (a)(b)...        616         4,361
EnPro Industries, Inc. (a)(b)..        406         7,312
ESCO Technologies, Inc.
  (a)(b).......................        583        26,118
Federal Signal Corp. (b).......        965         7,382
Force Protection, Inc. (a)(b)..      1,446        12,783
Freightcar America, Inc. (b)...        235         3,950
Gardner Denver, Inc. (a).......      1,161        29,222


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Graco, Inc. (b)................      1,302   $    28,670
Graham Corp. ..................        204         2,713
IDEX Corp. (b).................      1,750        42,998
John Bean Technologies Corp. ..        647         8,100
K-Tron International, Inc.
  (a)..........................         53         4,223
Kaydon Corp. (b)...............        720        23,443
Kennametal, Inc. (b)...........      1,547        29,672
L.B. Foster Co. (a)............        221         6,646
Lindsay Manufacturing Co. (b)..        229         7,580
Middleby Corp. (a)(b)..........        394        17,305
Mueller Industries, Inc. ......        837        17,410
Mueller Water Products, Inc.
  (Class A) (b)................      2,333         8,725
NACCO Industries, Inc. (b).....        110         3,159
Nordson Corp. (b)..............        673        26,018
Oshkosh Corp. (b)..............      1,600        23,264
RBC Bearings, Inc. (a).........        445         9,100
Robbins & Myers, Inc. .........        543        10,453
Sauer-Danfoss, Inc. (b)........        221         1,355
Sun Hydraulics Corp. (b).......        243         3,929
Tecumseh Products Co. (Class A)
  (a)(b).......................        315         3,059
Tennant Co. ...................        328         6,032
Terex Corp. (a)................      2,156        26,023
The Gorman-Rupp Co. (b)........        293         5,910
The Greenbrier Cos., Inc. (b)..        307         2,207
The Manitowoc Co., Inc. (b)....      2,961        15,575
The Timken Co. (b).............      1,675        28,609
The Toro Co. (b)...............        799        23,890
Titan International, Inc. (b)..        694         5,184
Trinity Industries, Inc. (b)...      1,726        23,508
Valmont Industries, Inc. (b)...        404        29,120
Wabash National Corp. (b)......        618           433
Wabtec Corp. (b)...............      1,053        33,875
Watts Water Technologies, Inc.
  (b)..........................        671        14,453
                                             -----------
                                                 810,820
                                             -----------
MARINE -- 0.4%
Alexander & Baldwin, Inc. (b)..        931        21,823
American Commercial Lines, Inc.
  (a)..........................        193         2,988
Eagle Bulk Shipping, Inc. (b)..        950         4,455
Excel Maritime Carriers,
  Ltd. ........................        307         2,066
Genco Shipping & Trading, Ltd.
  (b)..........................        628        13,640
Horizon Lines, Inc. (b)........        614         2,370
Kirby Corp. (a)(b).............      1,166        37,067
TBS International, Ltd.
  (a)(b).......................        321         2,507
                                             -----------
                                                  86,916
                                             -----------
MEDIA -- 1.3%
Arbitron, Inc. ................        547         8,692
Ascent Media Corp. (Series A)
  (a)..........................        326         8,665
Belo Corp. (b).................      1,849         3,310
Cinemark Holdings, Inc. .......        719         8,139
CKX, Inc. (a)..................      1,355         9,607
Crown Media Holdings, Inc.
  (Class A) (a)(b).............        186           311
Cumulus Media, Inc. (a)(b).....        643           598
Dolan Media Co. (a)(b).........        618         7,904
Fisher Communications, Inc.
  (b)..........................        126         1,612
Gannett Co., Inc. (b)..........      5,057        18,054
Harte-Hanks, Inc. (b)..........        775         7,169
Journal Communications, Inc. ..        840           882
Knology, Inc. (a)(b)...........        684         5,903
Lamar Advertising Co. (Class A)
  (a)(b).......................      1,251        19,103
Liberty Media Corp.-Interactive
  (Class A) (a)(b).............      1,851        25,100
Live Nation, Inc. (a)(b).......      1,557         7,567
Martha Stewart Living
  Omnimedia, Inc. (Class A)
  (a)(b).......................        556         1,701
Mediacom Communications Corp.
  (a)(b).......................        797         4,073
Meredith Corp. (b).............        800        20,440
Morningstar, Inc. (a)..........        414        17,069
National CineMedia, Inc. (b)...        958        13,182
Primedia, Inc. ................        371           746
RCN Corp. (a)(b)...............        758         4,525
Regal Entertainment Group(b)...      1,753        23,297
Scholastic Corp. (b)...........        661        13,081
Sinclair Broadcast Group, Inc.
  (b)..........................      1,028         1,994
Sirius XM Radio, Inc. (a)(b)...     79,443        34,161
The New York Times Co. (Class
  A) (b).......................      2,648        14,590
Valassis Communications, Inc.
  (a)..........................        946         5,780
Value Line, Inc. ..............          6           197
Warner Music Group Corp.
  (a)(b).......................      1,191         6,967
World Wrestling Entertainment,
  Inc. (Class A) (b)...........        399         5,011
                                             -----------
                                                 299,430
                                             -----------
METALS & MINING -- 1.6%
AK Steel Holding Corp. ........      2,370        45,480
Allied Nevada Gold Corp.
  (a)(b).......................      1,144         9,221
AM Castle & Co. (b)............        354         4,276
AMCOL International Corp. (b)..        519        11,200
Brush Engineered Materials,
  Inc. (a)(b)..................        413         6,918
Carpenter Technology Corp.
  (b)..........................        999        20,789
Century Aluminum Co. (a)(b)....        987         6,149
Coeur d'Alene Mines Corp.
  (a)(b).......................      1,489        18,315
Commercial Metals Co. (b)......      2,436        39,049
Haynes International, Inc.
  (a)(b).......................        242         5,735
Hecla Mining Co. (a)(b)........      4,994        13,384
Horsehead Holding Corp.
  (a)(b).......................        702         5,230
Kaiser Aluminum Corp. (b)......        316        11,347
Olympic Steel, Inc. ...........        192         4,698
Royal Gold, Inc. (b)...........        838        34,945
RTI International Metals, Inc.
  (a)(b).......................        469         8,287
Schnitzer Steel Industries,
  Inc. (Class A)...............        452        23,893
Stillwater Mining Co. (a)(b)...        889         5,076
Titanium Metals Corp. (b)......      1,857        17,066
US Gold Corp. (a)..............      1,529         4,037
Walter Energy, Inc. (b)........      1,147        41,567
WHX Corp. (a)..................         66           172
Worthington Industries, Inc.
  (b)..........................      1,352        17,292
                                             -----------
                                                 354,126
                                             -----------
MULTI-UTILITIES -- 0.4%
Avista Corp. (b)...............      1,230        21,906
Black Hills Corp. (b)..........        871        20,024
CH Energy Group, Inc. (b)......        358        16,719
NorthWestern Corp. (b).........        812        18,481
PNM Resources, Inc. (b)........      1,779        19,053
                                             -----------
                                                  96,183
                                             -----------
MULTILINE RETAIL -- 0.4%
99 Cents Only Stores (a)(b)....        868        11,787
Big Lots, Inc. (a)(b)..........      1,817        38,211
Dillard's, Inc. (Class A) (b)..      1,229        11,307
Fred's, Inc. (Class A).........        768         9,677


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Retail Ventures, Inc. (a)(b)...        501   $     1,092
Saks, Inc. (a)(b)..............      2,527        11,195
                                             -----------
                                                  83,269
                                             -----------
OFFICE ELECTRONICS -- 0.1%
Zebra Technologies Corp. (Class
  A) (a)(b)....................      1,289        30,498
                                             -----------
OIL, GAS & CONSUMABLE FUELS -- 5.4%
Alliance Holdings GP LP........        392         7,522
Alliance Resource Partners LP..        463        15,047
Alon USA Energy, Inc. .........        253         2,619
APCO Argentina, Inc. (b).......        186         3,577
Arena Resources, Inc. (a)(b)...        855        27,232
Atlas America, Inc. (b)........        759        13,563
Atlas Energy Resources LLC.....        680        13,892
Atlas Pipeline Partners LP
  (b)..........................        809         6,440
ATP Oil & Gas Corp. (a)(b).....        574         3,995
Berry Petroleum Co. (Class A)
  (b)..........................        829        15,411
Bill Barrett Corp. (a)(b)......        748        20,540
BP Prudhoe Bay Royalty Trust
  (b)..........................        464        32,016
BPZ Resources, Inc. (a)(b).....      1,146         5,604
BreitBurn Energy Partners LP...        680         5,222
Brigham Exploration Co.
  (a)(b).......................      1,460         5,095
Buckeye GP Holdings LP (b).....        238         4,827
Calumet Specialty Products
  Partners LP (b)..............        286         4,433
Capital Product Partners LP
  (b)..........................        245         2,210
Carrizo Oil & Gas, Inc.
  (a)(b).......................        554         9,501
Cheniere Energy Partners LP....        273         2,012
Cheniere Energy, Inc. (a)(b)...      1,233         3,625
Clayton Williams Energy, Inc.
  (a)(b).......................        196         3,699
Clean Energy Fuels Corp.
  (a)(b).......................        681         5,863
Comstock Resources, Inc. (a)...        999        33,017
Contango Oil & Gas Co. (a)(b)..        288        12,237
Copano Energy LLC (b)..........      1,066        17,109
Crosstex Energy LP.............        750         2,348
Crosstex Energy, Inc. (b)......        925         3,848
CVR Energy, Inc. (a)(b)........      1,107         8,114
DCP Midstream Partners LP (b)..        602        13,033
Delek US Holdings, Inc. (b)....        291         2,468
Delta Petroleum Corp. (a)(b)...      4,720         9,110
DHT Maritime, Inc. (b).........        827         4,309
Dorchester Minerals LP.........        612        13,978
Duncan Energy Partners LP (b)..        298         4,819
Eagle Rock Energy Partners LP
  (b)..........................        802         2,558
El Paso Pipeline Partners LP
  (b)..........................        753        13,200
Enbridge Energy Management LLC
  (a)(b).......................        301        10,911
Encore Acquisition Co. (a).....      1,132        34,922
Encore Energy Partners LP (b)..        654         9,352
EV Energy Partner LP...........        244         4,604
Foundation Coal Holdings, Inc.
  (b)..........................        978        27,492
Frontier Oil Corp. (b).........      2,310        30,284
Gastar Exploration, Ltd. (a)...      3,304         1,289
General Maritime Corp. ........      1,200        11,868
Genesis Energy LP..............        707         8,993
GMX Resources, Inc. (a)(b).....        518         5,512
Goodrich Petroleum Corp.
  (a)(b).......................        552        13,574
Gulfport Energy Corp. (a)(b)...        534         3,658
Harvest Natural Resources, Inc.
  (a)(b).......................        720         3,175
Hiland Partners LP.............         97           709
Holly Corp. (b)................        941        16,919
Holly Energy Partners LP.......        170         5,397
Hugoton Royalty Trust (b)......        831        12,000
Inergy Holdings LP (b).........        200         8,218
Inergy LP (b)..................      1,042        26,561
International Coal Group, Inc.
  (a)(b).......................      2,155         6,163
James River Coal Co. (a)(b)....        591         8,942
K-Sea Transportation Partners
  LP (b).......................        246         4,824
Legacy Reserves LP.............        385         4,990
Linn Energy LLC................      2,446        47,868
Magellan Midstream Holdings
  LP...........................      1,311        27,505
Mariner Energy, Inc. (a).......      2,127        24,992
Markwest Energy Partners LP....      1,018        18,528
Martin Midstream Partners LP
  (b)..........................        180         3,715
Massey Energy Co. (b)..........      1,858        36,305
McMoRan Exploration Co.
  (a)(b).......................      1,309         7,802
Natural Resource Partners LP
  (b)..........................        724        15,240
NuStar GP Holdings LLC (b).....        773        17,856
OSG America LP.................        143           957
Overseas Shipholding Group,
  Inc. (b).....................        494        16,816
Parallel Petroleum Corp.
  (a)(b).......................        843         1,635
Patriot Coal Corp. (a)(b)......      1,690        10,782
Penn Virginia Corp. ...........        878        14,373
Penn Virginia GP Holdings LP
  (b)..........................        417         5,279
Penn Virginia Resource Partners
  LP (b).......................        739        10,028
Petroleum Development Corp.
  (a)..........................        301         4,723
Petroquest Energy, Inc.
  (a)(b).......................        881         3,251
Pioneer Southwest Energy
  Partners LP (b)..............        172         3,208
Quicksilver Gas Services LP....        126         1,725
Regency Energy Partners LP.....      1,068        15,550
Rentech, Inc. (a)(b)...........      3,437         1,959
Rosetta Resources, Inc. (a)....      1,039         9,091
SandRidge Energy, Inc. (a)(b)..      3,163        26,949
Ship Finance International,
  Ltd. (b).....................        844         9,309
Southern Union Co. (b).........      2,264        41,635
St. Mary Land & Exploration Co.
  (b)..........................      1,349        28,154
Stone Energy Corp. (a).........        692         5,135
Sunoco Logistics Partners LP...        437        23,694
Swift Energy Co. (a)(b)........        618        10,290
Targa Resources Partners LP
  (b)..........................        687         9,529
TC Pipelines LP................        335        11,655
Teekay Corp. (b)...............        958        20,147
Teekay LNG Partners LP (b).....        583        11,368
Teekay Offshore Partners LP....        420         5,939
TransMontaigne Partners LP.....        222         4,662
USEC, Inc. (a)(b)..............      2,535        13,486
Vaalco Energy, Inc. (a)(b).....      1,366         5,778
Venoco, Inc. (a)(b)............        435         3,336
W&T Offshore, Inc. (b).........        800         7,792
Warren Resources, Inc. (a)(b)..      1,194         2,925
Western Gas Partners LP (b)....        452         7,011
Western Refining, Inc. (a)(b)..      1,173         8,281
Williams Partners LP (b).......        844        15,243
Williams Pipeline Partners LP
  (b)..........................        322         5,815
World Fuel Services Corp. (b)..        635        26,181
                                             -----------
                                               1,217,952
                                             -----------
PAPER & FOREST PRODUCTS -- 0.3%
Buckeye Technologies, Inc.
  (a)..........................        771         3,462
Clearwater Paper Corp (a)......        228         5,766
Deltic Timber Corp. (b)........        233         8,265
Domtar Corp. (a)(b)............        940        15,585
Glatfelter (b).................        908         8,081
Louisiana-Pacific Corp.
  (a)(b).......................      2,123         7,261


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Neenah Paper, Inc. (b).........        290   $     2,555
Schweitzer-Mauduit
  International, Inc. (b)......        310         8,435
Wausau-Mosinee Paper Corp.
  (b)..........................        988         6,639
                                             -----------
                                                  66,049
                                             -----------
PERSONAL PRODUCTS -- 0.7%
Bare Escentuals, Inc. (a)......      1,362        12,081
Chattem, Inc. (a)(b)...........        396        26,968
Elizabeth Arden, Inc. (a)......        538         4,697
Herbalife, Ltd. ...............      1,335        42,106
Inter Parfums, Inc. (b)........        287         2,106
NBTY, Inc. (a)(b)..............      1,229        34,559
Nu Skin Enterprises, Inc.
  (Class A)....................      1,112        17,014
Prestige Brands Holdings, Inc.
  (a)..........................        706         4,342
Revlon, Inc. (a)(b)............        400         2,176
USANA Health Sciences, Inc.
  (a)(b).......................        165         4,905
                                             -----------
                                                 150,954
                                             -----------
PHARMACEUTICALS -- 1.2%
Acura Pharmaceuticals, Inc.
  (a)(b).......................        216         1,292
Akorn, Inc. (a)(b).............      1,037         1,244
Ardea Biosciences, Inc. (a)....        307         4,832
Auxilium Pharmaceuticals, Inc.
  (a)(b).......................        902        28,305
Biodel, Inc. (a)(b)............        288         1,486
Cadence Pharmaceuticals, Inc.
  (a)(b).......................        534         5,335
Caraco Pharmaceutical
  Laboratories, Ltd. (a)(b)....        223           685
Cypress Bioscience, Inc.
  (a)(b).......................        890         8,384
Durect Corp. (a)(b)............      1,816         4,322
Impax Laboratories, Inc.
  (a)(b).......................      1,107         8,147
Inspire Pharmaceuticals, Inc.
  (a)(b).......................        954         5,304
MAP Pharmaceuticals, Inc. (a)..         26           318
Matrixx Initiatives, Inc.
  (a)(b).......................        241         1,347
Medicis Pharmaceutical Corp.
  (Class A) (b)................      1,279        20,873
Noven Pharmaceuticals, Inc.
  (a)(b).......................        494         7,064
Optimer Pharmaceuticals, Inc.
  (a)(b).......................        636         9,521
Pain Therapeutics, Inc.
  (a)(b).......................        690         3,705
Par Pharmaceutical Cos., Inc.
  (a)..........................        699        10,590
POZEN, Inc. (a)(b).............        595         4,569
Questcor Pharmaceuticals, Inc.
  (a)(b).......................      1,294         6,470
Salix Pharmaceuticals, Ltd.
  (a)..........................        987         9,742
Sepracor, Inc. (a)(b)..........      2,409        41,724
Sucampo Pharmaceuticals, Inc.
  (a)(b).......................        139           858
The Medicines Co. (a)(b).......      1,184         9,934
Valeant Pharmaceuticals
  International (a)(b).........      1,513        38,914
ViroPharma, Inc. (a)(b)........      1,604         9,512
VIVUS, Inc. (a)(b).............      1,398         8,500
XenoPort, Inc. (a).............        619        14,342
                                             -----------
                                                 267,319
                                             -----------
PROFESSIONAL SERVICES -- 1.0%
Administaff, Inc. (b)..........        463        10,774
Advisory Board Co. (a).........        301         7,736
CBIZ, Inc. (a)(b)..............      1,058         7,533
CDI Corp. .....................        281         3,133
CoStar Group, Inc. (a)(b)......        445        17,742
CRA International, Inc.
  (a)(b).......................        217         6,024
Exponent, Inc. (a).............        296         7,255
First Advantage Corp. (Class A)
  (a)..........................        233         3,544
Heidrick & Struggles
  International, Inc. (b)......        341         6,223
Hill International, Inc.
  (a)(b).......................        620         2,666
Huron Consulting Group, Inc.
  (a)(b).......................        472        21,821
ICF International, Inc. (a)....        173         4,773
Kelly Services, Inc. (Class
  A)...........................        552         6,045
Kforce, Inc. (a)...............        756         6,252
Korn/Ferry International(a)....        934         9,938
LECG Corp. (a).................        488         1,591
Monster Worldwide, Inc.
  (a)(b).......................      2,712        32,029
MPS Group, Inc. (a)............      2,029        15,502
Navigant Consulting, Inc.
  (a)(b).......................      1,097        14,173
Odyssey Marine Exploration,
  Inc. (a)(b)..................      1,274         2,038
Resources Connection, Inc.
  (a)(b).......................        955        16,397
School Specialty, Inc. (a)(b)..        334         6,750
Spherion Corp. (a).............      1,110         4,573
The Corporate Executive Board
  Co. (b)......................        707        14,677
TrueBlue, Inc. (a)(b)..........        893         7,501
Volt Information Sciences, Inc.
  (a)(b).......................        268         1,680
                                             -----------
                                                 238,370
                                             -----------
REAL ESTATE INVESTMENT TRUSTS -- 6.4%
Acadia Realty Trust............        860        11,223
Alexander's, Inc. (b)..........         53        14,289
Alexandria Real Estate
  Equities, Inc. ..............        844        30,207
American Campus Communities,
  Inc. (b).....................      1,094        24,265
American Capital Agency Corp.
  (b)..........................        246         5,651
Anthracite Capital, Inc. (b)...      1,515           939
Anworth Mortgage Asset Corp. ..      2,262        16,309
Apartment Investment &
  Management Co. (Class A)
  (b)..........................      2,555        22,612
Ashford Hospitality Trust, Inc.
  (b)..........................      2,071         5,820
BioMed Realty Trust, Inc. (b)..      2,117        21,657
Brandywine Realty Trust (b)....      2,667        19,869
BRE Properties, Inc. (b).......      1,147        27,253
Camden Property Trust (b)......      1,417        39,109
Capital Lease Funding, Inc.
  (b)..........................        902         2,490
Capstead Mortgage Corp. (b)....      1,252        15,913
CBL & Associates Properties,
  Inc. (b).....................      2,810        15,146
Cedar Shopping Centers, Inc.
  (b)..........................        914         4,131
Chimera Investment Corp. (b)...     13,121        45,792
Colonial Properties Trust (b)..        857         6,342
Corporate Office Properties
  Trust (b)....................      1,245        36,516
Cousins Properties, Inc. (b)...        852         7,242
DCT Industrial Trust, Inc.
  (b)..........................      3,960        16,157
Developers Diversified Realty
  Corp. (b)....................      2,884        14,074
DiamondRock Hospitality Co.
  (b)..........................      2,368        14,824
Douglas Emmett, Inc. (b).......      2,478        22,277
Duke Realty Corp. (b)..........      4,667        40,930
DuPont Fabros Technology, Inc.
  (b)..........................        733         6,905
EastGroup Properties, Inc.
  (b)..........................        548        18,095
Education Realty Trust, Inc. ..        551         2,364
Entertainment Properties
  Trust........................        691        14,235
Equity Lifestyle Properties,
  Inc. (b).....................        512        19,036
Equity One, Inc. (b)...........        805        10,674
Essex Property Trust, Inc.
  (b)..........................        599        37,276
Extra Space Storage, Inc. (b)..      1,961        16,374
FelCor Lodging Trust, Inc.
  (b)..........................      1,276         3,139
First Industrial Realty Trust,
  Inc. (b).....................        887         3,858
First Potomac Realty Trust
  (b)..........................        574         5,596
Franklin Street Properties
  Corp. (b)....................      1,446        19,159
Getty Realty Corp. (b).........        373         7,038
Government Properties Income
  Trust (a)(b).................        217         4,455
Hatteras Financial Corp. (b)...        815        23,301


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Healthcare Realty Trust, Inc.
  (b)..........................      1,327   $    22,333
Highwoods Properties, Inc. ....      1,434        32,079
Home Properties, Inc. (b)......        727        24,791
Hospitality Properties Trust
  (b)..........................      2,406        28,607
HRPT Properties Trust (b)......      5,107        20,734
Inland Real Estate Corp. (b)...      1,663        11,641
Investors Real Estate Trust
  (b)..........................      1,329        11,815
iStar Financial, Inc. (b)......      2,180         6,191
Kilroy Realty Corp. (b)........        870        17,870
Kite Realty Group Trust (b)....        832         2,429
LaSalle Hotel Properties (b)...      1,375        16,967
Lexington Realty Trust (b).....      1,745         5,933
LTC Properties, Inc. (b).......        502        10,266
Mack-Cali Realty Corp. (b).....      1,664        37,939
Maguire Properties, Inc.
  (a)(b).......................        767           652
Medical Properties Trust, Inc.
  (b)..........................      1,656        10,052
MFA Financial, Inc. ...........      4,831        33,431
Mid-America Apartment
  Communities, Inc. (b)........        636        23,348
National Health Investors, Inc.
  (b)..........................        507        13,542
National Retail Properties,
  Inc. (b).....................      1,759        30,519
NorthStar Realty Finance Corp.
  (b)..........................      1,249         3,535
OMEGA Healthcare Investors,
  Inc. (b).....................      1,737        26,958
Parkway Properties, Inc. (b)...        431         5,603
Pennsylvania Real Estate
  Investment Trust (b).........        802         4,010
Post Properties, Inc. (b)......      1,013        13,615
Potlatch Corp. ................        891        21,642
PS Business Parks, Inc. (b)....        321        15,549
RAIT Investment Trust (b)......      1,184         1,622
Ramco-Gershenson Properties
  Trust (b)....................        372         3,724
Redwood Trust, Inc. (b)........      1,466        21,638
Saul Centers, Inc. (b).........        220         6,505
Senior Housing Properties Trust
  (b)..........................      2,604        42,497
SL Green Realty Corp. (b)......      1,606        36,842
Sovran Self Storage, Inc. (b)..        515        12,669
Strategic Hotels & Resorts,
  Inc. (b).....................      1,513         1,679
Sun Communities, Inc. (b)......        341         4,699
Sunstone Hotel Investors,
  Inc. ........................      1,601         8,565
Tanger Factory Outlet Centers,
  Inc. (b).....................        711        23,058
Taubman Centers, Inc. (b)......      1,142        30,674
The Macerich Co. ..............      1,673        29,462
U-Store-It Trust (b)...........        945         4,630
UDR, Inc. (b)..................      3,077        31,785
Universal Health Realty Income
  Trust........................        228         7,187
Urstadt Biddle Properties (b)..         69           916
Urstadt Biddle Properties
  (Class A) (b)................        399         5,618
Washington Real Estate
  Investment Trust (b).........      1,191        26,643
Weingarten Realty Investors
  (b)..........................      2,595        37,653
                                             -----------
                                               1,462,659
                                             -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%
Avatar Holdings, Inc. (a)(b)...        112         2,035
CB Richard Ellis Group, Inc.
  (Class A) (a)................      4,900        45,864
Forest City Enterprises, Inc.
  (Class A) (b)................      2,529        16,692
Forestar Real Estate Group,
  Inc. (a)(b)..................        672         7,983
Jones Lang LaSalle, Inc. (b)...        858        28,082
Tejon Ranch Co. (a)(b).........        266         7,046
                                             -----------
                                                 107,702
                                             -----------
ROAD & RAIL -- 1.0%
Amerco, Inc. (a)...............        129         4,792
Arkansas Best Corp. (b)........        525        13,834
Avis Budget Group, Inc.
  (a)(b).......................      2,074        11,718
Con-way, Inc. (b)..............      1,013        35,769
Genesee & Wyoming, Inc. (Class
  A) (a).......................        724        19,193
Heartland Express, Inc. (b)....      1,201        17,679
Knight Transportation, Inc.
  (b)..........................      1,270        21,018
Landstar Systems, Inc. ........      1,121        40,255
Marten Transport, Ltd. (a).....        306         6,353
Old Dominion Freight Line, Inc.
  (a)(b).......................        687        23,063
Patriot Transportation Holding,
  Inc. (a)(b)..................         44         3,209
Universal Truckload Services,
  Inc. (b).....................        157         2,457
Werner Enterprises, Inc. (b)...      1,157        20,965
YRC Worldwide, Inc. (a)(b).....      1,158         2,003
                                             -----------
                                                 222,308
                                             -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.6%
Actel Corp. (a)(b).............        514         5,515
Advanced Analogic Technologies,
  Inc. (a)(b)..................        913         4,191
Advanced Energy Industries,
  Inc. (a).....................        678         6,095
Amkor Technology, Inc. (a)(b)..      2,164        10,236
Anadigics, Inc. (a)............      1,270         5,321
Applied Micro Circuits Corp.
  (a)(b).......................      1,309        10,642
Atheros Communications, Inc.
  (a)(b).......................      1,259        24,223
Atmel Corp. (a)................      8,719        32,522
ATMI, Inc. (a).................        734        11,399
Brooks Automation, Inc.
  (a)(b).......................      1,205         5,398
Cabot Microelectronics Corp.
  (a)(b).......................        534        15,107
Cavium Networks, Inc. (a)(b)...        839        14,104
Cirrus Logic, Inc. (a)(b)......      1,182         5,319
Cohu, Inc. ....................        432         3,879
Cymer, Inc. (a)(b).............        642        19,087
Cypress Semiconductor Corp.
  (a)(b).......................      3,141        28,897
Diodes, Inc. (a)(b)............        627         9,806
DSP Group, Inc. (a)(b).........        485         3,279
Entegris, Inc. (a).............      2,298         6,251
Exar Corp. (a)(b)..............        782         5,623
Fairchild Semiconductor
  International, Inc. (a)(b)...      2,691        18,810
FEI Co. (a)....................        846        19,373
Formfactor, Inc. (a)(b)........      1,100        18,964
Hittite Microwave Corp.
  (a)(b).......................        436        15,151
Integrated Device Technology,
  Inc. (a).....................      3,573        21,581
International Rectifier Corp.
  (a)(b).......................      1,638        24,259
IXYS Corp. (b).................        504         5,100
Kulicke & Soffa Industries,
  Inc. (a)(b)..................      1,098         3,766
Lattice Semiconductor Corp.
  (a)(b).......................      2,254         4,237
Micrel, Inc. ..................      1,024         7,496
Microsemi Corp. (a)............      1,824        25,171
MKS Instruments, Inc. (a)......        990        13,058
Monolithic Power Systems, Inc.
  (a)..........................        701        15,709
Netlogic Microsystems, Inc.
  (a)..........................        423        15,423
Novellus Systems, Inc. (a).....      2,118        35,371
OmniVision Technologies, Inc.
  (a)(b).......................      1,036        10,764
PMC-Sierra, Inc. (a)(b)........      4,707        37,468
Power Integrations, Inc. (b)...        604        14,369
Rambus, Inc. (a)(b)............      2,279        35,302
RF Micro Devices, Inc. (a)(b)..      4,904        18,439
Rubicon Technology, Inc.
  (a)(b).......................        278         3,970


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Semtech Corp. (a)(b)...........      1,297   $    20,635
Sigma Designs, Inc. (a)(b).....        535         8,581
Silicon Image, Inc. (a)........      1,479         3,402
Silicon Laboratories, Inc.
  (a)(b).......................        982        37,257
Silicon Storage Technology,
  Inc. (a)(b)..................      1,846         3,452
Skyworks Solutions, Inc.
  (a)(b).......................      3,692        36,108
Standard Microsystems Corp.
  (a)(b).......................        464         9,489
Supertex, Inc. (a)(b)..........        265         6,654
Teradyne, Inc. (a)(b)..........      3,826        26,246
Tessera Technologies, Inc.
  (a)..........................      1,015        25,669
Trident Microsystems, Inc.
  (a)..........................      1,211         2,107
TriQuint Semiconductor, Inc.
  (a)..........................      3,205        17,019
Ultratech, Inc. (a)............        371         4,567
Veeco Instruments, Inc.
  (a)(b).......................        616         7,139
Volterra Semiconductor Corp.
  (a)(b).......................        607         7,976
Zoran Corp. (a)................      1,044        11,380
                                             -----------
                                                 818,356
                                             -----------
SOFTWARE -- 3.8%
ACI Worldwide, Inc. (a)(b).....        781        10,903
Advent Software, Inc. (a)(b)...        307        10,067
ArcSight, Inc. (a)(b)..........        405         7,197
Ariba, Inc. (a)................      1,943        19,119
Blackbaud, Inc. (b)............        896        13,933
Blackboard, Inc. (a)...........        643        18,557
Cadence Design Systems, Inc.
  (a)(b).......................      5,797        34,202
Commvault Systems, Inc.
  (a)(b).......................        895        14,839
Compuware Corp. (a)............      5,347        36,680
Concur Technologies, Inc.
  (a)(b).......................        912        28,345
Deltek, Inc. (a)...............        307         1,332
DemandTec, Inc. (a)(b).........        435         3,828
Ebix, Inc. (a)(b)..............        193         6,045
Epicor Software Corp. (a)(b)...      1,088         5,766
EPIQ Systems, Inc. (a)(b)......        713        10,945
Fair Isaac Corp. (b)...........      1,100        17,006
FalconStor Software, Inc. (a)..        768         3,648
i2 Technologies, Inc. (a)(b)...        351         4,405
Informatica Corp. (a)..........      1,891        32,506
Jack Henry & Associates,
  Inc. ........................      1,818        37,723
JDA Software Group, Inc. (a)...        734        10,981
Kenexa Corp. (a)(b)............        400         4,628
Lawson Software, Inc. (a)......      2,643        14,748
Macrovision Solutions Corp.
  (a)(b).......................      1,786        38,953
Manhattan Associates, Inc.
  (a)(b).......................        493         8,982
Mentor Graphics Corp. (a)(b)...      2,133        11,668
MICROS Systems, Inc. (a)(b)....      1,749        44,285
MicroStrategy, Inc. (a)........        193         9,692
Monotype Imaging Holdings, Inc.
  (a)(b).......................        462         3,146
MSC Software Corp. (a)(b)......        895         5,961
Netscout Systems, Inc. (a).....        526         4,934
NetSuite, Inc. (a)(b)..........        372         4,393
Novell, Inc. (a)(b)............      7,409        33,563
OPNET Technologies, Inc. (b)...        339         3,105
Parametric Technology Corp.
  (a)..........................      2,516        29,412
Pegasystems, Inc. .............        314         8,283
Progress Software Corp. (a)....        840        17,783
Quality Systems, Inc. (b)......        406        23,126
Quest Software, Inc. (a)(b)....      1,480        20,631
Radiant Systems, Inc. (a)......        562         4,665
Renaissance Learning, Inc.
  (b)..........................        147         1,354
Rosetta Stone, Inc. (a)(b).....        125         3,430
S1 Corp. (a)...................      1,005         6,934
Solarwinds, Inc. (a)...........        263         4,337
Solera Holdings, Inc. (a)......      1,502        38,151
SonicWALL, Inc. (a)(b).........      1,154         6,324
SPSS, Inc. (a)(b)..............        416        13,882
SuccessFactors, Inc. (a)(b)....        523         4,801
Symyx Technologies, Inc. (a)...        698         4,083
Synchronoss Technologies, Inc.
  (a)(b).......................        377         4,626
Take-Two Interactive Software,
  Inc. (b).....................      1,754        16,610
Taleo Corp. (a)(b).............        679        12,405
TeleCommunication Systems, Inc.
  (Class A) (a)(b).............        824         5,859
THQ, Inc. (a)(b)...............      1,362         9,752
TIBCO Software, Inc. (a)(b)....      3,727        26,723
TiVo, Inc. (a)(b)..............      2,214        23,203
Tyler Technologies, Inc.
  (a)(b).......................        763        11,918
Ultimate Software Group, Inc.
  (a)(b).......................        498        12,072
Vasco Data Security
  International (a)(b).........        593         4,335
Websense, Inc. (a)(b)..........        898        16,020
Wind River Systems, Inc. (a)...      1,488        17,052
                                             -----------
                                                 863,856
                                             -----------
SPECIALTY RETAIL -- 3.6%
Aaron's, Inc. (b)..............      1,077        32,116
Aeropostale, Inc. (a)(b).......      1,452        49,760
AnnTaylor Stores Corp. (a)(b)..      1,201         9,584
Asbury Automotive Group,
  Inc. ........................        638         6,533
AutoNation, Inc. (a)(b)........      1,635        28,367
Barnes & Noble, Inc. ..........        852        17,577
Bebe Stores, Inc. .............        601         4,135
Big 5 Sporting Goods Corp. ....        382         4,225
Blockbuster, Inc. (Class A)
  (a)(b).......................      3,646         2,406
Brown Shoe Co., Inc. (b).......        855         6,190
Cabela's, Inc. (a)(b)..........        828        10,184
Charlotte Russe Holding, Inc.
  (a)..........................        421         5,422
Charming Shoppes, Inc. (a)(b)..      1,965         7,310
Chico's FAS, Inc. (a)(b).......      3,855        37,509
Christopher & Banks Corp. (b)..        696         4,670
Coldwater Creek, Inc. (a)(b)...      1,189         7,205
Collective Brands, Inc.
  (a)(b).......................      1,357        19,772
Conn's, Inc. (a)(b)............        227         2,838
Dick's Sporting Goods, Inc.
  (a)(b).......................      1,789        30,771
DSW, Inc. (Class A) (a)(b).....        288         2,837
Foot Locker, Inc. (b)..........      3,360        35,179
Genesco, Inc. (a)(b)...........        389         7,302
Group 1 Automotive, Inc. (b)...        475        12,360
Gymboree Corp. (a)(b)..........        606        21,501
hhgregg, Inc. (a)(b)...........        316         4,791
Hibbett Sports, Inc. (a)(b)....        651        11,718
Hot Topic, Inc. (a)(b).........        924         6,754
J. Crew Group, Inc. (a)(b).....      1,134        30,641
Jo-Ann Stores, Inc. (a)........        595        12,299
Jos. A. Bank Clothiers, Inc.
  (a)(b).......................        416        14,335
Lumber Liquidators, Inc.
  (a)(b).......................        260         4,098
Mens Wearhouse, Inc. (b).......      1,058        20,292
Monro Muffler Brake, Inc. (b)..        444        11,415
New York & Co., Inc. (a)(b)....        534         1,650
Office Depot, Inc. (a)(b)......      5,988        27,305
OfficeMax, Inc. (b)............      1,533         9,627
Pacific Sunwear of California,
  Inc. (a).....................      1,401         4,721
Penske Automotive Group, Inc.
  (b)..........................        846        14,077
RadioShack Corp. (b)...........      2,706        37,776
Rent-A-Center, Inc. (a)........      1,432        25,533
Sally Beauty Holdings, Inc.
  (a)(b).......................      1,727        10,984
Signet Jewelers, Ltd. .........      1,874        39,017


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Stage Stores, Inc. ............        789   $     8,758
Systemax, Inc. (a)(b)..........        254         3,025
Talbots, Inc. (b)..............        456         2,462
The Buckle, Inc. (b)...........        541        17,188
The Cato Corp. (Class A) (b)...        634        11,057
The Children's Place Retail
  Stores, Inc. (a)(b)..........        501        13,241
The Dress Barn, Inc. (a)(b)....      1,017        14,543
The Finish Line, Inc. (Class A)
  (b)..........................        902         6,693
The Pep Boys -- Manny, Moe &
  Jack (b).....................        924         9,369
The Wet Seal, Inc. (Class A)
  (a)(b).......................      2,080         6,386
Tractor Supply Co. (a)(b)......        786        32,478
Tween Brands, Inc. (a)(b)......        491         3,280
Ulta Salon Cosmetics &
  Fragrance, Inc. (a)(b).......        561         6,238
Williams-Sonoma, Inc. (b)......      2,139        25,390
Zumiez, Inc. (a)(b)............        405         3,244
                                             -----------
                                                 816,138
                                             -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.6%
American Apparel, Inc. (a)(b)..        684         2,490
Carter's, Inc. (a)(b)..........      1,169        28,769
Columbia Sportswear Co. (b)....        303         9,369
Crocs, Inc. (a)(b).............      1,665         5,661
Deckers Outdoor Corp. (a)(b)...        295        20,730
FGX International Holdings,
  Ltd. (a)(b)..................        352         4,006
Fossil, Inc. (a)(b)............        967        23,285
Hanesbrands, Inc. (a)(b).......      2,061        30,936
Iconix Brand Group, Inc.
  (a)(b).......................      1,270        19,533
Jones Apparel Group, Inc. .....      1,923        20,634
K-Swiss, Inc. (Class A) (b)....        525         4,462
Kenneth Cole Productions, Inc.
  (Class A) (b)................        167         1,174
Liz Claiborne, Inc. (b)........      1,911         5,504
Maidenform Brands, Inc.
  (a)(b).......................        368         4,221
Movado Group, Inc. (b).........        368         3,879
Oxford Industries, Inc. (b)....        282         3,285
Phillips-Van Heusen Corp. .....      1,114        31,961
Quiksilver, Inc. (a)...........      2,544         4,706
Skechers USA, Inc. (a)(b)......        666         6,507
Steven Madden, Ltd. (a)(b).....        324         8,246
The Timberland Co. (Class A)
  (a)..........................        999        13,257
The Warnaco Group, Inc.
  (a)(b).......................        991        32,108
True Religion Apparel, Inc.
  (a)(b).......................        550        12,265
Under Armour, Inc. (Class A)
  (a)(b).......................        780        17,456
UniFirst Corp. (b).............        285        10,593
Volcom, Inc. (a)(b)............        301         3,762
Weyco Group, Inc. (b)..........        172         3,971
Wolverine World Wide, Inc.
  (b)..........................      1,062        23,428
                                             -----------
                                                 356,198
                                             -----------
THRIFTS & MORTGAGE FINANCE -- 1.3%
Astoria Financial Corp. (b)....      1,974        16,937
Bank Mutual Corp. .............        986         8,598
BankFinancial Corp. (b)........        487         4,315
Beneficial Mutual Bancorp, Inc.
  (a)..........................        754         7,238
Berkshire Hills Bancorp,
  Inc. ........................        286         5,943
Brookline Bancorp, Inc. (b)....      1,349        12,573
Clifton Savings Bancorp, Inc.
  (b)..........................        226         2,432
Danvers Bancorp, Inc. (b)......        425         5,716
Dime Community Bancshares (b)..        662         6,031
Doral Financial Corp. (a)(b)...         96           240
ESSA Bancorp, Inc. (b).........        331         4,525
Fannie Mae (b).................     24,235        14,056
First Financial Holdings, Inc.
  (b)..........................        256         2,406
First Financial Northwest, Inc.
  (b)..........................        339         2,651
First Niagara Financial Group,
  Inc. ........................      3,161        36,099
Flushing Financial Corp. ......        409         3,824
Freddie Mac (a)(b).............     14,668         9,094
Guaranty Financial Group, Inc.
  (a)(b).......................      1,552           295
Kearny Financial Corp. (b).....        446         5,102
Meridian Interstate Bancorp,
  Inc. (a).....................        282         2,101
MGIC Investment Corp. (b)......      2,516        11,070
New Alliance Bancshares, Inc.
  (b)..........................      2,239        25,749
Northwest Bancorp, Inc. (b)....        399         7,525
Ocwen Financial Corp. (a)(b)...        812        10,532
Oritani Financial Corp.
  (a)(b).......................        202         2,769
Provident Financial Services,
  Inc. (b).....................      1,279        11,639
Provident New York Bancorp
  (b)..........................        761         6,179
Radian Group, Inc. (b).........      1,728         4,700
Rockville Financial, Inc. (b)..        228         2,497
Roma Financial Corp. ..........        161         2,051
The PMI Group, Inc. (b)........      1,590         3,148
TrustCo Bank Corp. NY (b)......      1,767        10,443
United Financial Bancorp,
  Inc. ........................        213         2,944
ViewPoint Financial Group (b)..        230         3,503
Washington Federal, Inc. (b)...      1,973        25,649
Waterstone Financial, Inc.
  (a)(b).......................        185           550
Westfield Financial, Inc. (b)..        705         6,387
WSFS Financial Corp. (b).......        124         3,386
                                             -----------
                                                 290,897
                                             -----------
TOBACCO -- 0.2%
Alliance One International,
  Inc. (a)(b)..................      1,801         6,844
Star Scientific, Inc. (a)(b)...      1,652         1,470
Universal Corp. (b)............        574        19,005
Vector Group, Ltd. (b).........        808        11,547
                                             -----------
                                                  38,866
                                             -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.8%
Aceto Corp. (b)................        606         4,042
Aircastle, Ltd. (b)............        905         6,652
Applied Industrial
  Technologies, Inc. ..........        880        17,336
Beacon Roofing Supply, Inc.
  (a)(b).......................      1,023        14,793
GATX Corp. (b).................        902        23,199
H&E Equipment Services, Inc.
  (a)(b).......................        731         6,835
Interline Brands, Inc. (a).....        649         8,878
Kaman Corp. (Class A)..........        508         8,484
Lawson Products, Inc. .........         85         1,208
RSC Holdings, Inc. (a)(b)......        993         6,673
Rush Enterprises, Inc. (a)(b)..        661         7,701
TAL International Group, Inc.
  (b)..........................        229         2,496
Textainer Group Holdings, Ltd.
  (b)..........................        368         4,228
Titan Machinery, Inc. (a)(b)...        349         4,429
United Rentals, Inc. (a).......      1,034         6,711
Watsco, Inc. (b)...............        541        26,471
WESCO International, Inc.
  (a)(b).......................        914        22,886
                                             -----------
                                                 173,022
                                             -----------
TRANSPORTATION INFRASTRUCTURE -- 0.0% (d)
Macquarie Infrastructure Co.
  LLC (b)......................        902         3,707
                                             -----------
WATER UTILITIES -- 0.2%
American States Water Co. (b)..        364        12,609
California Water Service
  Group........................        436        16,062
Connecticut Water Service,
  Inc. ........................        204         4,425


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Middlesex Water Co. ...........        304   $     4,393
SJW Corp. .....................        260         5,902
                                             -----------
                                                  43,391
                                             -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
Centennial Communications Corp.
  (a)(b).......................      1,537        12,849
ICO Global Communications
  Holdings, Ltd. (a)(b)........      2,254         1,398
iPCS, Inc. (a).................        315         4,713
Shenandoah Telecommunications
  Co. (b)......................        538        10,916
Syniverse Holdings, Inc. (a)...      1,535        24,606
USA Mobility, Inc. (b).........        459         5,857
                                             -----------
                                                  60,339
                                             -----------
TOTAL COMMON STOCKS --
  (Cost $27,393,885)...........               22,606,759
                                             -----------
WARRANTS -- 0.0% (d)
COMMUNICATIONS EQUIPMENT -- 0.0% (d)
Pegasus Wireless Corp.
  (expiring 12/18/09) (a)(c)
  (Cost $0)....................         97             0
                                             -----------
SHORT TERM INVESTMENTS -- 29.6%
MONEY MARKET FUNDS -- 29.6%
State Street Navigator
  Securities Lending Prime
  Portfolio (e)(f).............  6,570,359     6,570,359
STIC Prime Portfolio...........    126,782       126,782
                                             -----------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $6,697,141)............                6,697,141
                                             -----------
TOTAL INVESTMENTS -- 129.4% (g)
  (Cost $34,091,026)...........               29,303,900
OTHER ASSETS AND
  LIABILITIES -- (29.4)%.......               (6,652,474)
                                             -----------
NET ASSETS -- 100.0%...........              $22,651,426
                                             ===========




   (a) Non-income producing security.
   (b) Security, or portion thereof, was on loan at June 30, 2009.
   (c) Security is valued at fair value as determined in good faith by Trust's Pricing and Investment Committee in accordance with procedures approved by th Board of Trustees. Security value is determined based on inputs established under FAS 157. Teton Advisors, Inc.'s value is determined based on Level 3 inputs and Pegasus Wireless Corp.'s value is determined based on Level 2 inputs. (Note 2)
   (d) Amount represents less than 0.05% of net assets.
   (e) Affiliated Fund managed by SSgA Funds Management, Inc.
   (f) Investments of cash collateral for securities loaned.
   (g) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)
REIT = Real Estate Investment Trust


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.9%
AEROSPACE & DEFENSE -- 2.2%
AAR Corp. (a)(b)..............       6,702   $    107,567
Aerovironment, Inc. (a).......       2,480         76,533
American Science &
  Engineering, Inc. (b).......       1,631        112,735
Argon ST, Inc. (a)............       2,200         45,254
Axsys Technologies, Inc.
  (a)(b)......................       1,673         89,740
BE Aerospace, Inc. (a)(b).....      17,240        247,566
Ceradyne, Inc. (a)(b).........       4,509         79,629
DigitalGlobe, Inc. (a)........       2,509         48,173
DynCorp International, Inc.
  (a).........................       4,183         70,232
Heico Corp. (Class A) (b).....       3,451        100,976
Hexcel Corp. (a)(b)...........      16,698        159,132
Ladish Co., Inc. (a)(b).......       2,445         31,712
Moog, Inc. (Class A) (a)(b)...       6,696        172,824
Orbital Sciences Corp.
  (a)(b)......................       9,885        149,955
Stanley, Inc. (a)(b)..........       3,043        100,054
Taser International, Inc.
  (a)(b)......................      10,750         49,020
Teledyne Technologies, Inc.
  (a)(b)......................       5,785        189,459
TransDigm Group, Inc. (a)(b)..       6,450        233,490
                                             ------------
                                                2,064,051
                                             ------------
AIR FREIGHT & LOGISTICS -- 0.5%
Atlas Air Worldwide Holdings,
  Inc. (a)....................       2,155         49,975
Forward Air Corp. (b).........       5,028        107,197
HUB Group, Inc. (Class A)
  (a).........................       6,560        135,398
UTI Worldwide, Inc. (a).......      17,272        196,901
                                             ------------
                                                  489,471
                                             ------------
AIRLINES -- 0.7%
AirTran Holdings, Inc.
  (a)(b)......................      20,724        128,281
Allegiant Travel Co. (a)(b)...       2,462         97,594
Hawaiian Holdings, Inc. (a)...       9,000         54,180
JetBlue Airways Corp. (a)(b)..      43,348        185,096
Republic Airways Holdings,
  Inc. (a)(b).................       5,524         36,072
SkyWest, Inc. ................      10,284        104,897
US Airways Group, Inc.
  (a)(b)......................      20,786         50,510
                                             ------------
                                                  656,630
                                             ------------
AUTO COMPONENTS -- 0.4%
Drew Industries, Inc. (a)(b)..       3,179         38,688
Exide Technologies(a)(b)......       8,135         30,344
Fuel Systems Solutions, Inc.
  (a)(b)......................       2,087         42,137
Gentex Corp. (b)..............      23,850        276,660
Raser Technologies, Inc.
  (a)(b)......................       7,044         19,723
                                             ------------
                                                  407,552
                                             ------------
AUTOMOBILES -- 0.1%
Thor Industries, Inc. (b).....       6,609        121,407
                                             ------------
BEVERAGES -- 0.1%
Boston Beer Co., Inc. (Class
  A) (a)(b)...................       1,754         51,901
                                             ------------
BIOTECHNOLOGY -- 4.9%
Acorda Therapeutics, Inc.
  (a).........................       6,489        182,925
Affymax, Inc. (a)(b)..........       1,408         25,949
Alkermes, Inc. (a)(b).........      16,448        177,967
Allos Therapeutics, Inc.
  (a)(b)......................      10,768         89,267
Alnylam Pharmaceuticals, Inc.
  (a)(b)......................       5,961        132,751
Amicus Therapeutics, Inc.
  (a)(b)......................       1,694         19,396
Arena Pharmaceuticals, Inc.
  (a)(b)......................      13,939         69,556
Ariad Pharmaceuticals, Inc.
  (a)(b)......................      17,620         28,016
Array BioPharma, Inc. (a)(b)..       9,395         29,500
Celera Corp. (a)(b)...........      13,964        106,545
Cepheid, Inc. (a)(b)..........       9,988         94,087
Cubist Pharmaceuticals, Inc.
  (a)(b)......................       9,899        181,449
Emergent Biosolutions, Inc.
  (a)(b)......................       2,658         38,089
Enzon Pharmaceuticals, Inc.
  (a)(b)......................       6,896         54,272
Facet Biotech Corp. (a)(b)....       3,887         36,110
Genomic Health, Inc. (a)(b)...       2,622         45,439
Geron Corp. (a)(b)............      15,918        122,091
GTX, Inc. (a)(b)..............       2,408         22,226
Halozyme Therapeutics, Inc.
  (a)(b)......................      12,108         84,393
Human Genome Sciences, Inc.
  (a)(b)......................      23,551         67,356
Idenix Pharmaceuticals, Inc.
  (a)(b)......................       3,315         12,199
Immunogen, Inc. (a)(b)........       8,742         75,269
Incyte Corp. (a)(b)...........      16,815         55,321
InterMune, Inc. (a)(b)........       6,131         93,191
Isis Pharmaceuticals, Inc.
  (a)(b)......................      16,048        264,792
Lexicon Genetics, Inc.
  (a)(b)......................      14,643         18,157
Ligand Pharmaceuticals, Inc.
  (Class B) (a)(b)............      19,525         55,842
MannKind Corp. (a)(b).........       9,597         79,751
Martek Biosciences Corp. (b)..       5,658        119,667
Maxygen, Inc. (a)(b)..........       4,760         31,987
Medarex, Inc. (a)(b)..........      22,094        184,485
Medivation, Inc. (a)(b).......       5,650        126,617
Metabolix, Inc. (a)(b)........       3,132         25,745
Micromet, Inc. (a)(b).........       8,090         40,288
Momenta Pharmaceuticals, Inc.
  (a)(b)......................       5,138         61,810
Neurocrine Biosciences, Inc.
  (a)(b)......................       7,102         22,939
NPS Pharmaceuticals, Inc.
  (a)(b)......................       8,995         41,917
Onyx Pharmaceuticals, Inc.
  (a)(b)......................       9,836        277,965
Opko Health, Inc. (a).........      17,456         30,897
Orexigen Therapeutics, Inc.
  (a)(b)......................       3,883         19,920
Osiris Therapeutics, Inc.
  (a)(b)......................       2,944         39,538
PDL BioPharma, Inc. (b).......      20,679        163,364
Pharmasset, Inc. (a)(b).......       4,124         46,395
Progenics Pharmaceuticals,
  Inc. (a)(b).................       4,457         22,954
Regeneron Pharmaceuticals,
  Inc. (a)(b).................      11,077        198,500
Rigel Pharmaceuticals, Inc.
  (a)(b)......................       6,313         76,514
Sangamo Biosciences, Inc.
  (a)(b)......................       6,083         30,050
Savient Pharmaceuticals, Inc.
  (a)(b)......................      10,578        146,611
Seattle Genetics, Inc.
  (a)(b)......................      10,494        102,002
SIGA Technologies, Inc.
  (a)(b)......................       5,446         45,964
Synta Pharmaceuticals Corp.
  (a).........................       2,946          6,805
Theravance, Inc. (a)(b).......       9,347        136,840
United Therapeutics Corp.
  (a)(b)......................       4,040        336,653
Zymogenetics, Inc. (a)(b).....       6,371         29,307
                                             ------------
                                                4,627,640
                                             ------------
BUILDING PRODUCTS -- 0.3%
AAON, Inc. (b)................       2,679         53,366
Quanex Building Products Corp.
  (b).........................       6,541         73,390
Simpson Manufacturing Co.,
  Inc. (b)....................       6,751        145,956
                                             ------------
                                                  272,712
                                             ------------
CAPITAL MARKETS -- 1.8%
Calamos Asset Management, Inc.
  (Class A) (b)...............       3,216         45,378
Duff & Phelps Corp. (Class A)
  (b).........................       3,371         59,936
E*TRADE Financial Corp.
  (a)(b)......................     173,729        222,373
GFI Group, Inc. (b)...........      11,201         75,495
Greenhill & Co., Inc. (b).....       2,220        160,306
KBW, Inc. (a).................       5,214        149,955
Knight Capital Group, Inc.
  (Class A) (a)(b)............      16,075        274,079


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
MF Global, Ltd. (a)(b)........      16,841   $     99,867
optionsXpress Holdings, Inc.
  (b).........................       7,825        121,522
Penson Worldwide, Inc.
  (a)(b)......................       3,388         30,323
Pzena Investment Management,
  Inc. (Class A)..............         951          7,208
Riskmetrics Group, Inc.
  (a)(b)......................       5,309         93,757
Stifel Financial Corp.
  (a)(b)......................       4,714        226,696
TD Ameritrade Holding Corp.
  (a)(b)......................         116          2,035
TradeStation Group, Inc.
  (a)(b)......................       5,480         46,361
Westwood Holdings Group, Inc.
  (b).........................       1,173         49,043
                                             ------------
                                                1,664,334
                                             ------------
CHEMICALS -- 1.1%
American Vanguard Corp. (b)...       3,116         35,211
Balchem Corp. ................       2,951         72,359
Calgon Carbon Corp. (a)(b)....       9,348        129,844
Huntsman Corp. (b)............      28,269        142,193
LSB Industries, Inc. (a)(b)...       2,384         38,549
Nalco Holding Co. ............      23,803        400,843
PolyOne Corp. (a)(b)..........      14,150         38,346
Rockwood Holdings, Inc.
  (a)(b)......................       8,822        129,154
Zoltek Cos., Inc. (a)(b)......       4,564         44,362
                                             ------------
                                                1,030,861
                                             ------------
COMMERCIAL BANKS -- 0.9%
Bank of the Ozarks, Inc. (b)..       2,055         44,450
CoBiz, Inc. (b)...............       3,264         20,922
East West Bancorp, Inc. (b)...      11,058         71,766
Nara Bancorp, Inc. ...........       3,770         19,529
Pinnacle Financial Partners,
  Inc. (a)(b).................       5,459         72,714
PrivateBancorp, Inc. (b)......       7,664        170,447
Signature Bank (a)(b).........       6,087        165,080
Texas Capital Bancshares, Inc.
  (a).........................       6,094         94,274
TowneBank (b).................       4,506         63,084
UCBH Holdings, Inc. (b).......      18,201         22,933
Western Alliance Bancorp
  (a)(b)......................      10,937         74,809
                                             ------------
                                                  820,008
                                             ------------
COMMERCIAL SERVICES & SUPPLIES -- 2.0%
American Ecology Corp. .......       2,947         52,810
American Reprographics Co.
  (a).........................       6,660         55,411
Cenveo, Inc. (a)(b)...........       8,869         37,516
Clean Harbors, Inc. (a)(b)....       3,572        192,852
EnergySolutions, Inc. ........      13,503        124,228
EnerNOC, Inc. (a)(b)..........       2,337         50,643
Fuel Tech, Inc. (a)(b)........       3,073         29,808
GeoEye, Inc. (a)(b)...........       3,338         78,643
Healthcare Services Group,
  Inc. .......................       6,790        121,405
Innerworkings, Inc. (a).......       4,277         20,316
Interface, Inc. (Class A)
  (b).........................       9,481         58,782
Knoll, Inc. ..................       7,828         59,336
M&F Worldwide Corp. (a)(b)....       2,095         41,900
Metalico, Inc. (a)(b).........       4,294         20,010
Mobile Mini, Inc. (a)(b)......       6,095         89,414
Rollins, Inc. (b).............       8,921        154,423
Schawk, Inc. (b)..............       2,103         15,794
Standard Parking Corp.
  (a)(b)......................       1,459         23,767
Sykes Enterprises, Inc.
  (a)(b)......................       5,699        103,095
Team, Inc. (a)(b).............       3,278         51,366
Tetra Tech, Inc. (a)..........      10,411        298,275
The Geo Group, Inc. (a).......       8,872        164,842
                                             ------------
                                                1,844,636
                                             ------------
COMMUNICATIONS EQUIPMENT -- 6.3%
Acme Packet, Inc. (a)(b)......       5,069         51,298
ADC Telecommunications, Inc.
  (a)(b)......................      16,623        132,319
Adtran, Inc. (b)..............      10,784        231,532
Airvana, Inc. (a)(b)..........       5,373         34,226
Anaren, Inc. (a)..............       2,586         45,720
Arris Group, Inc. (a).........      21,450        260,832
Aruba Networks, Inc. (a)(b)...      10,853         94,855
Bel Fuse, Inc. (Class B)......       1,835         29,433
BigBand Networks, Inc.
  (a)(b)......................       7,314         37,813
Blue Coat Systems, Inc.
  (a)(b)......................       6,172        102,085
Brocade Communications
  Systems, Inc. (a)...........      66,774        522,173
CIENA Corp. (a)(b)............      15,649        161,967
CommScope, Inc. (a)(b)........      14,179        372,341
Comtech Telecommunications
  Corp. (a)(b)................       4,844        154,427
DG Fastchannel, Inc. (a)(b)...       3,099         56,712
Digi International, Inc.
  (a)(b)......................       4,317         42,091
Emulex Corp. (a)(b)...........      14,240        139,267
Extreme Networks, Inc.
  (a)(b)......................      17,614         35,228
F5 Networks, Inc. (a)(b)......      13,602        470,493
Finisar Corp. (a)(b)..........      80,191         45,709
Harmonic, Inc. (a)(b).........      16,068         94,641
Harris Stratex Networks, Inc.
  (Class A) (a)...............      10,307         66,789
Hughes Communications, Inc.
  (a).........................       1,346         30,729
Infinera Corp. (a)(b).........      16,242        148,289
InterDigital, Inc. (a)(b).....       7,718        188,628
Ixia(a)(b)....................       5,955         40,137
JDS Uniphase Corp. (a)........      37,108        212,258
Netgear, Inc. (a).............       5,734         82,627
OpNext, Inc. (a)(b)...........      10,232         21,896
Palm, Inc. (a)(b).............      22,113        366,412
Polycom, Inc. (a)(b)..........      14,358        291,037
Riverbed Technology, Inc.
  (a)(b)......................       9,688        224,665
SeaChange International, Inc.
  (a).........................       5,552         44,583
ShoreTel, Inc. (a)(b).........       2,819         22,552
Sonus Networks, Inc. (a)(b)...      37,735         60,753
Starent Networks Corp.
  (a)(b)......................       7,233        176,558
Sycamore Networks, Inc.
  (a)(b)......................      33,159        103,788
Tekelec (a)(b)................      11,491        193,394
Tellabs, Inc. (a)(b)..........      62,998        360,979
Utstarcom, Inc. (a)(b)........      15,168         24,724
ViaSat, Inc. (a)(b)...........       5,282        135,430
                                             ------------
                                                5,911,390
                                             ------------
COMPUTERS & PERIPHERALS -- 1.2%
3PAR, Inc. (a)(b).............       5,698         70,655
Compellent Technologies, Inc.
  (a)(b)......................       2,803         42,746
Data Domain, Inc. (a).........       6,318        210,705
Hypercom Corp. (a)(b).........       7,427         11,141
Intermec, Inc. (a)(b).........       8,328        107,431
Isilon Systems, Inc. (a)(b)...       3,718         15,764
Novatel Wireless, Inc.
  (a)(b)......................       4,981         44,929
QLogic Corp. (a)..............      20,609        261,322
Quantum Corp. (a).............      33,541         27,839
Silicon Graphics International
  Corp. (a)(b)................       4,750         21,565
STEC, Inc. (a)(b).............       4,169         96,679


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Stratasys, Inc. (a)(b)........       3,240   $     35,608
Synaptics, Inc. (a)(b)........       5,854        226,257
                                             ------------
                                                1,172,641
                                             ------------
CONSTRUCTION & ENGINEERING -- 0.6%
Dycom Industries, Inc. (a)....       6,545         72,453
Furmanite Corp. (a)(b)........       5,912         26,368
Great Lakes Dredge & Dock
  Corp. (b)...................       7,111         33,991
Layne Christensen Co. (a).....       3,512         71,820
Mastec, Inc. (a)(b)...........       8,402         98,471
MYR Group, Inc. (a)(b)........       3,230         65,311
Orion Marine Group, Inc.
  (a)(b)......................       3,773         71,687
Pike Electric Corp. (a)(b)....       2,860         34,463
Sterling Construction Co.,
  Inc. (a)(b).................       2,465         37,616
Tutor Perini Corp. (a)(b).....       4,584         79,578
                                             ------------
                                                  591,758
                                             ------------
CONSTRUCTION MATERIALS -- 0.2%
Eagle Materials, Inc. (b).....       7,538        190,259
                                             ------------
CONSUMER FINANCE -- 0.6%
AmeriCredit Corp. (a)(b)......      10,281        139,308
Cash America International,
  Inc. (b)....................       5,262        123,078
CompuCredit Corp. (b).........       4,700         10,810
Credit Acceptance Corp.
  (a)(b)......................       1,149         25,106
Ezcorp, Inc. (a)..............       8,116         87,490
First Cash Financial Services,
  Inc. (a)(b).................       4,658         81,608
Nelnet, Inc. (a)(b)...........       5,012         68,113
                                             ------------
                                                  535,513
                                             ------------
CONTAINERS & PACKAGING -- 0.0% (c)
Graphic Packaging Holding Co.
  (a)(b)......................      12,760         23,351
                                             ------------
DISTRIBUTORS -- 0.4%
LKQ Corp. (a).................      24,154        397,333
                                             ------------
DIVERSIFIED CONSUMER SERVICES -- 1.9%
American Public Education,
  Inc. (a)(b).................       3,167        125,445
Bridgepoint Education, Inc.
  (a).........................       2,373         40,341
Brink's Home Security
  Holdings, Inc. (a)(b).......       7,891        223,394
Capella Education Co. (a)(b)..       2,632        157,788
Coinstar, Inc. (a)(b).........       4,854        129,602
Corinthian Colleges, Inc.
  (a)(b)......................      13,692        231,806
Grand Canyon Education, Inc.
  (a)(b)......................       2,841         47,672
Hillenbrand, Inc. (b).........      10,670        177,549
K12, Inc. (a)(b)..............       3,665         78,981
Lincoln Educational Services
  Corp. (a)(b)................       1,680         35,162
Matthews International Corp.
  (Class A) (b)...............       5,257        163,598
Pre-Paid Legal Services, Inc.
  (a).........................       1,288         56,144
Sotheby's (b).................      11,702        165,115
Steiner Leisure, Ltd. (a)(b)..       2,375         72,509
Universal Technical Institute,
  Inc. (a)(b).................       3,655         54,569
                                             ------------
                                                1,759,675
                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
Asset Acceptance Capital Corp.
  (a)(b)......................       2,390         18,379
Interactive Brokers Group,
  Inc. (Class A) (a)(b).......       7,007        108,819
Life Partners Holdings,
  Inc. .......................       1,386         19,654
MarketAxess Holdings, Inc.
  (a).........................       5,248         50,013
MSCI, Inc. (Class A) (a)(b)...      17,406        425,403
NewStar Financial, Inc.
  (a)(b)......................       3,806          7,269
Portfolio Recovery Associates,
  Inc. (a)(b).................       2,610        101,085
                                             ------------
                                                  730,622
                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
AboveNet, Inc. (a)............       1,352        109,485
Alaska Communications Systems
  Group, Inc. (b).............       7,447         54,512
Cbeyond, Inc. (a)(b)..........       4,772         68,478
General Communication, Inc.
  (Class A) (a)(b)............       6,487         44,955
Global Crossing, Ltd. (a)(b)..       5,389         49,471
Neutral Tandem, Inc. (a)(b)...       3,719        109,785
NTELOS Holdings Corp. (b).....       4,943         91,050
PAETEC Holding Corp. (a)(b)...      21,692         58,569
Premiere Global Services, Inc.
  (a).........................       9,817        106,416
tw telecom, inc. (a)(b).......      25,777        264,730
                                             ------------
                                                  957,451
                                             ------------
ELECTRICAL EQUIPMENT -- 1.6%
Advanced Battery Technologies,
  Inc. (a)(b).................       8,856         35,601
American Superconductor Corp.
  (a)(b)......................       6,958        182,648
AZZ, Inc. (a)(b)..............       2,010         69,164
Broadwind Energy, Inc.
  (a)(b)......................       5,600         63,392
Encore Wire Corp. (b).........       3,487         74,448
Energy Conversion Devices,
  Inc. (a)(b).................       7,928        112,181
EnerSys (a)...................       7,144        129,949
Evergreen Solar, Inc. (a)(b)..      31,085         67,454
FuelCell Energy, Inc. (a)(b)..      10,179         42,548
General Cable Corp. (a)(b)....       8,983        337,581
GT Solar International, Inc.
  (a)(b)......................       5,061         26,925
II-VI, Inc. (a)...............       4,347         96,373
Orion Energy Systems, Inc.
  (a)(b)......................       3,457         12,964
Plug Power, Inc. (a)(b).......      11,985         10,906
Polypore International, Inc.
  (a)(b)......................       3,082         34,272
Power-One, Inc. (a)(b)........      14,510         21,620
Valence Technology, Inc.
  (a)(b)......................      10,005         17,909
Vicor Corp. (b)...............       3,097         22,360
Woodward Governor Co. (b).....       9,875        195,525
                                             ------------
                                                1,553,820
                                             ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 2.3%
Benchmark Electronics, Inc.
  (a).........................      11,293        162,619
Brightpoint, Inc. (a).........       8,659         54,292
Cogent, Inc. (a)(b)...........       6,950         74,573
Cognex Corp. (b)..............       6,007         84,879
CTS Corp. ....................       5,147         33,713
Daktronics, Inc. (b)..........       6,201         47,748
DTS Inc. (a)(b)...............       2,942         79,640
Echelon Corp. (a)(b)..........       5,379         45,614
Electro Scientific Industries,
  Inc. (a)(b).................       4,157         46,475
FARO Technologies, Inc.
  (a)(b)......................       2,440         37,893
ICx Technologies, Inc.
  (a)(b)......................       2,239         13,434
Insight Enterprises, Inc.
  (a)(b)......................       7,447         71,938
IPG Photonics Corp. (a)(b)....       4,442         48,729
Jabil Circuit, Inc. ..........      34,298        254,491
L-1 Identity Solutions, Inc.
  (a)(b)......................      14,690        113,701
MTS Systems Corp. ............       2,804         57,903
Multi-Fineline Electronix,
  Inc. (a)(b).................       1,707         36,530


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
National Instruments Corp.
  (b).........................      10,605   $    239,249
Newport Corp. (a)(b)..........       5,783         33,483
OSI Systems, Inc. (a).........       2,668         55,628
Plexus Corp. (a)..............       6,753        138,166
Rofin-Sinar Technologies, Inc.
  (a).........................       4,964         99,330
Rogers Corp. (a)..............       2,673         54,075
Sanmina-SCI Corp. (a).........      85,210         37,492
Scansource, Inc. (a)(b).......       4,597        112,718
Smart Modular Technologies
  (WWH), Inc. (a)(b)..........       5,441         12,351
TTM Technologies, Inc.
  (a)(b)......................       6,899         54,916
Universal Display Corp.
  (a)(b)......................       5,513         53,917
                                             ------------
                                                2,155,497
                                             ------------
ENERGY EQUIPMENT & SERVICES -- 3.8%
Allis-Chalmers Energy, Inc.
  (a)(b)......................       5,214         12,044
Atwood Oceanics, Inc. (a)(b)..       9,520        237,143
Basic Energy Services, Inc.
  (a)(b)......................       3,991         27,259
Bronco Drilling Co., Inc.
  (a)(b)......................       4,646         19,885
Cal Dive International, Inc.
  (a).........................       8,024         69,247
CARBO Ceramics, Inc. (b)......       3,544        121,205
Complete Production Services,
  Inc. (a)....................      10,944         69,604
Dawson Geophysical Co.
  (a)(b)......................       1,206         35,999
Dresser-Rand Group, Inc. (a)..      14,221        371,168
Dril-Quip, Inc. (a)(b)........       5,220        198,882
ENGlobal Corp. (a)............       3,033         14,922
Exterran Partners LP(b).......       1,706         23,509
Global Industries, Ltd.
  (a)(b)......................      17,419         98,592
Helix Energy Solutions Group,
  Inc. (a)(b).................      15,606        169,637
Hercules Offshore, Inc.
  (a)(b)......................      14,077         55,886
Hornbeck Offshore Services,
  Inc. (a)....................       4,109         87,891
ION Geophysical Corp. (a).....      15,373         39,509
Key Energy Services, Inc.
  (a).........................      21,098        121,524
Lufkin Industries, Inc. ......       2,507        105,419
Matrix Service Co. (a)........       4,927         56,562
NATCO Group, Inc. (a).........       3,488        114,825
Newpark Resources, Inc.
  (a)(b)......................      14,018         39,951
Oceaneering International,
  Inc. (a)....................       9,608        434,282
Oil States International, Inc.
  (a).........................       8,597        208,133
Parker Drilling Co. (a)(b)....      19,941         86,544
Pioneer Drilling Co. (a)(b)...       7,999         38,315
RPC, Inc. (b).................       5,697         47,570
Superior Energy Services, Inc.
  (a).........................      13,379        231,055
Superior Well Services, Inc.
  (a)(b)......................       3,313         19,712
T-3 Energy Services, Inc.
  (a)(b)......................       1,923         22,903
Tesco Corp. (a)(b)............       5,072         40,272
Tetra Technologies, Inc.
  (a)(b)......................      12,837        102,183
Unit Corp. (a)(b).............       8,158        224,916
                                             ------------
                                                3,546,548
                                             ------------
FOOD & STAPLES RETAILING -- 0.6%
Arden Group, Inc. (Class A)
  (b).........................         201         25,145
Great Atlantic & Pacific Tea
  Co. (a)(b)..................       5,757         24,467
Pantry, Inc. (a)(b)...........       3,607         59,876
Pricesmart, Inc. (b)..........       2,415         40,451
Rite Aid Corp. (a)(b).........     104,879        158,368
Spartan Stores, Inc. (b)......       3,571         44,316
Susser Holdings Corp. (a).....       2,031         22,727
United Natural Foods, Inc.
  (a)(b)......................       6,792        178,290
                                             ------------
                                                  553,640
                                             ------------
FOOD PRODUCTS -- 0.9%
Calavo Growers, Inc. (b)......       2,047         40,592
Darling International, Inc.
  (a).........................      13,756         90,790
Diamond Foods, Inc. (b).......       2,808         78,343
Green Mountain Coffee
  Roasters, Inc. (a)(b).......       4,817        284,781
J&J Snack Foods Corp. ........       2,365         84,903
Smart Balance, Inc. (a)(b)....      10,891         74,168
TreeHouse Foods, Inc. (a)(b)..       5,393        155,157
                                             ------------
                                                  808,734
                                             ------------
GAS UTILITIES -- 0.0% (C)
Spectra Energy Partners LP....       2,007         43,150
                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.9%
Abaxis, Inc. (a)(b)...........       3,957         81,277
ABIOMED, Inc. (a)(b)..........       5,501         48,519
Accuray, Inc. (a)(b)..........       7,136         47,597
Align Technology, Inc.
  (a)(b)......................      10,280        108,968
American Medical Systems
  Holdings, Inc. (a)(b).......      12,975        205,005
AngioDynamics, Inc. (a)(b)....       4,272         56,689
Cantel Medical Corp. (a)(b)...       2,459         39,910
Conceptus, Inc. (a)(b)........       4,284         72,400
CryoLife, Inc. (a)............       4,151         22,997
Cyberonics, Inc. (a)(b).......       3,927         65,306
ev3, Inc. (a)(b)..............      10,790        115,669
Greatbatch, Inc. (a)(b).......       4,007         90,598
Haemonetics Corp. (a).........       4,382        249,774
I-Flow Corp. (a)(b)...........       4,086         28,357
ICU Medical, Inc. (a)(b)......       2,355         96,908
Insulet Corp. (a)(b)..........       3,412         26,272
Integra LifeSciences Holdings
  Corp. (a)...................       3,751         99,439
IRIS International, Inc. (a)..       3,132         36,958
Kensey Nash Corp. (a).........       1,626         42,617
MAKO Surgical Corp. (a)(b)....       2,438         21,991
Masimo Corp. (a)(b)...........       8,989        216,725
Meridian Bioscience, Inc.
  (b).........................       6,975        157,496
Merit Medical Systems, Inc.
  (a).........................       4,829         78,713
Natus Medical, Inc. (a)(b)....       4,441         51,249
Neogen Corp. (a)(b)...........       2,485         72,015
NuVasive, Inc. (a)(b).........       6,304        281,158
OraSure Technologies, Inc.
  (a)(b)......................       6,896         17,033
Orthovita, Inc. (a)(b)........      13,159         67,769
Palomar Medical Technologies,
  Inc. (a)(b).................       3,211         47,073
Quidel Corp. (a)(b)...........       4,615         67,194
RTI Biologics, Inc. (a)(b)....       9,548         40,961
Sirona Dental Systems, Inc.
  (a)(b)......................       2,885         57,671
SonoSite, Inc. (a)(b).........       2,735         54,864
SurModics, Inc. (a)(b)........       2,746         62,142
Symmetry Medical, Inc. (a)....       5,256         48,986
Synovis Life Technologies,
  Inc. (a)....................       2,047         42,516
Thoratec Corp. (a)(b).........       9,703        259,846
TomoTherapy, Inc. (a)(b)......       7,260         19,965
Trans1, Inc. (a)(b)...........       1,611         10,037
Volcano Corp. (a)(b)..........       7,078         98,950
West Pharmaceutical Services,
  Inc. (b)....................       5,768        201,015
Wright Medical Group, Inc.
  (a)(b)......................       6,520        106,015
Zoll Medical Corp. (a)........       3,611         69,837
                                             ------------
                                                3,686,481
                                             ------------


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
HEALTH CARE PROVIDERS & SERVICES -- 4.5%
Air Methods Corp. (a)(b)......       1,938   $     53,024
Alliance Imaging, Inc.
  (a)(b)......................       4,641         34,019
Almost Family, Inc. (a)(b)....       1,294         33,786
Amedisys, Inc. (a)(b).........       4,772        157,571
AMERIGROUP Corp. (a)(b).......       9,134        245,248
AMN Healthcare Services, Inc.
  (a).........................       5,214         33,265
AmSurg Corp. (a)..............       5,349        114,683
Assisted Living Concepts, Inc.
  (Class A) (a)(b)............       1,717         24,982
athenahealth, Inc. (a)(b).....       5,462        202,149
Bio-Reference Laboratories,
  Inc. (a)....................       2,051         64,832
CardioNet, Inc. (a)(b)........       4,181         68,234
Catalyst Health Solutions,
  Inc. (a)....................       6,507        162,285
Centene Corp. (a)(b)..........       7,409        148,032
Chemed Corp. (b)..............       3,837        151,485
Corvel Corp. (a)(b)...........       1,322         30,102
Emeritus Corp. (a)(b).........       3,188         42,113
Genoptix, Inc. (a)(b).........       2,941         94,083
Gentiva Health Services, Inc.
  (a)(b)......................       5,066         83,386
Health Management Associates,
  Inc. (Class A) (a)(b).......      42,634        210,612
Healthspring, Inc. (a)(b).....       9,009         97,838
Healthways, Inc. (a)..........       5,805         78,077
HMS Holdings Corp. (a)(b).....       4,524        184,217
inVentiv Health, Inc. (a).....       5,758         77,906
IPC The Hospitalist Co.
  (a)(b)......................       1,848         49,323
LHC Group, Inc. (a)(b)........       2,405         53,415
Molina Healthcare, Inc.
  (a)(b)......................       2,148         51,380
MWI Veterinary Supply, Inc.
  (a)(b)......................       1,980         69,023
Nighthawk Radiology Holdings,
  Inc. (a)(b).................       3,443         12,739
Odyssey Healthcare, Inc.
  (a)(b)......................       5,310         54,587
Pediatrix Medical Group, Inc.
  (a).........................       7,966        335,608
PharMerica Corp. (a)(b).......       5,294        103,921
PSS World Medical, Inc.
  (a)(b)......................      10,486        194,096
Psychiatric Solutions, Inc.
  (a)(b)......................       9,340        212,392
Sun Healthcare Group, Inc.
  (a).........................       7,998         67,503
The Ensign Group, Inc. (b)....       2,197         31,263
Triple-S Management Corp.
  (Class B) (a)...............       3,567         55,609
Universal American Financial
  Corp. (a)(b)................       7,309         63,734
VCA Antech, Inc. (a)(b).......      14,632        390,674
Virtual Radiologic Corp.
  (a)(b)......................       1,155         10,430
WellCare Health Plans, Inc.
  (a)(b)......................       7,160        132,388
                                             ------------
                                                4,280,014
                                             ------------
HEALTH CARE TECHNOLOGY -- 1.0%
Allscripts-Misys Healthcare
  Solutions, Inc. (b).........      10,032        159,108
Computer Programs and Systems,
  Inc. (b)....................       1,924         73,708
Eclipsys Corp. (a)(b).........       9,847        175,080
HLTH Corp. (a)(b).............      16,104        210,962
MedAssets, Inc. (a)(b)........       5,948        115,689
Omnicell, Inc. (a)(b).........       5,446         58,544
Phase Forward, Inc. (a).......       7,444        112,479
                                             ------------
                                                  905,570
                                             ------------
HOTELS, RESTAURANTS & LEISURE -- 3.7%
Ambassadors Group, Inc. (b)...       3,130         43,100
Bally Technologies, Inc.
  (a)(b)......................       9,427        282,056
BJ's Restaurants, Inc.
  (a)(b)......................       3,152         53,174
Buffalo Wild Wings, Inc.
  (a)(b)......................       2,802         91,121
California Pizza Kitchen, Inc.
  (a)(b)......................       4,081         54,237
CEC Entertainment, Inc.
  (a)(b)......................       4,116        121,340
Chipotle Mexican Grill, Inc.
  (a)(b)......................       5,568        445,440
Choice Hotels International,
  Inc. (b)....................       5,152        137,095
CKE Restaurants, Inc. ........       8,329         70,630
Denny's Corp. (a)(b)..........      18,603         39,996
Interval Leisure Group, Inc.
  (a)(b)......................       6,422         59,853
Life Time Fitness, Inc.
  (a)(b)......................       6,899        138,049
Morgans Hotel Group Co.
  (a)(b)......................       4,770         18,269
Orient-Express Hotels, Ltd.
  (Class A) (b)...............      13,305        112,959
P F Chang's China Bistro, Inc.
  (a)(b)......................       3,739        119,872
Panera Bread Co. (Class A)
  (a)(b)......................       5,416        270,042
Papa John's International,
  Inc. (a)(b).................       3,800         94,202
Peet's Coffee & Tea, Inc.
  (a)(b)......................       2,295         57,834
Red Robin Gourmet Burgers,
  Inc. (a)(b).................       2,232         41,850
Scientific Games Corp. (Class
  A) (a)......................      11,963        188,657
Shuffle Master, Inc. (a)(b)...       9,373         61,956
Sonic Corp. (a)(b)............      10,473        105,044
Texas Roadhouse, Inc. (Class
  A) (a)(b)...................       8,944         97,579
The Cheesecake Factory, Inc.
  (a)(b)......................       9,788        169,332
The Steak n Shake Co. (a)(b)..       4,580         40,029
WMS Industries, Inc. (a)(b)...       7,542        237,648
Wyndham Worldwide Corp. (b)...      30,755        372,751
                                             ------------
                                                3,524,115
                                             ------------
HOUSEHOLD DURABLES -- 0.5%
iRobot Corp. (a)(b)...........       3,033         39,369
Jarden Corp. (a)(b)...........      15,179        284,606
Tempur-Pedic International,
  Inc. (b)....................      12,199        159,441
                                             ------------
                                                  483,416
                                             ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
Ormat Technologies, Inc. (b)..       3,080        124,155
                                             ------------
INDUSTRIAL CONGLOMERATES -- 0.1%
Raven Industries, Inc. (b)....       2,973         76,109
Seaboard Corp. ...............          58         65,076
                                             ------------
                                                  141,185
                                             ------------
INSURANCE -- 0.9%
Amerisafe, Inc. (a)...........       3,536         55,020
Amtrust Financial Services,
  Inc. (b)....................       7,123         81,202
Citizens, Inc. (a)(b).........       5,536         33,659
Crawford & Co. (Class B)
  (a)(b)......................       4,035         19,368
Donegal Group, Inc. (Class A)
  (b).........................       2,141         32,565
eHealth, Inc. (a)(b)..........       4,112         72,618
First Mercury Financial
  Corp. ......................       3,001         41,324
Greenlight Capital Re, Ltd.
  (Class A) (a)...............       5,178         89,631
Hilltop Holdings, Inc.
  (a)(b)......................       8,305         98,580
Meadowbrook Insurance Group,
  Inc. .......................      10,036         65,535
Seabright Insurance Holdings
  (a)(b)......................       4,065         41,178
Tower Group, Inc. (b).........       6,438        159,534
United America Indemnity, Ltd.
  (Class A) (a)...............       3,719         17,814
                                             ------------
                                                  808,028
                                             ------------


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
INTERNET & CATALOG RETAIL -- 0.5%
1-800-FLOWERS.COM, Inc. (Class
  A) (a)(b)...................       3,452   $      6,628
Blue Nile, Inc. (a)(b)........       2,494        107,217
Gaiam, Inc. (Class A) (a)(b)..       2,292         12,537
HSN, Inc. (a).................       6,418         67,838
NutriSystem, Inc. (b).........       5,003         72,543
Orbitz Worldwide, Inc. (a)....       5,835         11,087
Overstock.com, Inc. (a)(b)....       2,470         29,541
PetMed Express, Inc. (a)(b)...       4,398         66,102
Shutterfly, Inc. (a)(b).......       3,200         44,640
Stamps.com, Inc. (a)(b).......       2,716         23,032
Ticketmaster (a)(b)...........       6,448         41,396
                                             ------------
                                                  482,561
                                             ------------
INTERNET SOFTWARE & SERVICES -- 3.3%
Art Technology Group, Inc.
  (a).........................      20,919         79,492
Bankrate, Inc. (a)(b).........       2,585         65,245
comScore, Inc. (a)(b).........       2,732         36,390
Constant Contact, Inc.
  (a)(b)......................       4,623         91,720
DealerTrack Holdings, Inc.
  (a)(b)......................       6,466        109,922
Dice Holdings, Inc. (a)(b)....       3,762         17,493
Digital River, Inc. (a).......       6,617        240,329
DivX, Inc. (a)(b).............       5,266         28,910
EarthLink, Inc. (a)(b)........      18,394        136,300
Equinix, Inc. (a)(b)..........       6,585        478,993
GSI Commerce, Inc. (a)(b).....       4,414         62,899
Internap Network Services
  Corp. (a)(b)................       7,695         26,856
Internet Brands, Inc. (a)(b)..       5,124         35,868
j2 Global Communications, Inc.
  (a).........................       7,620        171,907
Limelight Networks, Inc.
  (a)(b)......................       7,575         33,330
LoopNet, Inc. (a)(b)..........       5,944         46,066
Marchex, Inc. (Class B).......       4,530         15,266
ModusLink Global Solutions,
  Inc. (a)(b).................       7,845         53,817
Move, Inc. (a)(b).............      26,847         57,990
NIC, Inc. (b).................       7,041         47,668
Omniture, Inc. (a)(b).........      12,825        161,082
OpenTable, Inc. (a)(b)........         481         14,512
Perficient, Inc. (a)..........       5,120         35,789
Rackspace Hosting, Inc.
  (a)(b)......................      12,764        176,909
RealNetworks, Inc. (a)........      14,688         43,917
SAVVIS, Inc. (a)..............       6,785         77,756
Switch & Data Facilities Co.,
  Inc. (a)(b).................       3,504         41,102
TechTarget, Inc. (a)(b).......       2,754         11,016
Terremark Worldwide, Inc.
  (a)(b)......................       6,829         39,472
The Knot, Inc. (a)(b).........       4,744         37,383
ValueClick, Inc. (a)(b).......      14,995        157,747
Vignette Corp. (a)(b).........       4,045         53,192
VistaPrint, Ltd. (a)(b).......       6,710        286,181
Vocus, Inc. (a)...............       3,077         60,802
WebMD Health Corp. (Class A)
  (a)(b)......................       1,284         38,417
                                             ------------
                                                3,071,738
                                             ------------
IT SERVICES -- 2.5%
Acxiom Corp. .................      13,650        120,529
Cass Information Systems, Inc.
  (b).........................       1,388         45,443
CIBER, Inc. (a)...............      10,372         32,153
CyberSource Corp. (a)(b)......      12,009        183,738
Euronet Worldwide, Inc.
  (a)(b)......................       8,249        159,948
ExlService Holdings, Inc.
  (a).........................       2,588         29,011
Forrester Research, Inc.
  (a)(b)......................       2,509         61,596
Gartner, Inc. (a)(b)..........      11,004        167,921
Genpact, Ltd. (a)(b)..........       9,758        114,657
Global Cash Access, Inc.
  (a)(b)......................       6,717         53,467
Heartland Payment Systems,
  Inc. .......................       4,718         45,151
iGate Corp. ..................       6,280         41,574
Integral Systems Inc. (a)(b)..       2,811         23,388
Lionbridge Technologies, Inc.
  (a).........................       8,355         15,373
NCI, Inc. (Class A) (a)(b)....       1,282         38,998
NeuStar, Inc. (Class A)
  (a)(b)......................      12,500        277,000
Perot Systems Corp. (Class A)
  (a)(b)......................      14,938        214,062
RightNow Technologies, Inc.
  (a).........................       4,015         47,377
Sapient Corp. (a)(b)..........      15,538         97,734
SRA International, Inc. (a)...       7,219        126,766
Syntel, Inc. (b)..............       3,900        122,616
TeleTech Holdings, Inc. (a)...       6,238         94,506
TNS, Inc. (a).................       4,370         81,938
Wright Express Corp. (a)......       6,622        168,662
                                             ------------
                                                2,363,608
                                             ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Marine Products Corp. (b).....       2,178          8,167
Pool Corp. (b)................       8,277        137,067
Smith & Wesson Holding Corp.
  (a)(b)......................       7,714         43,816
                                             ------------
                                                  189,050
                                             ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.1%
Affymetrix, Inc. (a)(b).......      12,144         72,014
Albany Molecular Research,
  Inc. (a)(b).................       3,513         29,474
Bruker Corp. (a)(b)...........       8,921         82,608
Clinical Data, Inc. (a)(b)....       2,453         27,032
Dionex Corp. (a)..............       3,093        188,766
Enzo Biochem, Inc. (a)(b).....       5,917         26,212
eResearch Technology, Inc.
  (a)(b)......................       6,823         42,371
Exelixis, Inc. (a)(b).........      19,098         93,007
Kendle International, Inc.
  (a)(b)......................       2,057         25,178
Luminex Corp. (a)(b)..........       7,148        132,524
Nektar Therapeutics(a)(b).....      15,877        102,883
PAREXEL International Corp.
  (a).........................      10,056        144,605
Sequenom, Inc. (a)(b).........       9,339         36,516
                                             ------------
                                                1,003,190
                                             ------------
MACHINERY -- 3.6%
Actuant Corp. (Class A) (b)...       9,736        118,779
Altra Holdings, Inc. (a)......       4,285         32,095
American Railcar Industries,
  Inc. (b)....................       1,328         10,969
Badger Meter, Inc. (b)........       2,539        104,099
Bucyrus International, Inc.
  (Class A) (b)...............      12,947        369,766
Chart Industries, Inc. (a)....       4,894         88,973
CLARCOR, Inc. (b).............       8,797        256,784
Columbus McKinnon Corp. (a)...       3,199         40,467
Dynamic Materials Corp. (b)...       2,029         39,119
Energy Recovery, Inc. (a)(b)..       5,237         37,078
ESCO Technologies, Inc.
  (a)(b)......................       4,457        199,674
Force Protection, Inc.
  (a)(b)......................      12,048        106,504
Gardner Denver, Inc. (a)......       8,964        225,624
Graco, Inc. (b)...............      10,418        229,404
Graham Corp. (b)..............       1,616         21,493
John Bean Technologies Corp.
  (b).........................       5,150         64,478
K-Tron International, Inc.
  (a).........................         407         32,430


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
L.B. Foster Co. (a)(b)........       1,739   $     52,292
Lindsay Manufacturing Co.
  (b).........................       1,871         61,930
Middleby Corp. (a)(b).........       3,207        140,852
Nordson Corp. (b).............       5,379        207,952
RBC Bearings, Inc. (a)........       3,823         78,180
Sun Hydraulics Corp. (b)......       1,996         32,275
Terex Corp. (a)...............      18,234        220,084
The Gorman-Rupp Co. (b).......       2,341         47,218
The Manitowoc Co., Inc. (b)...      22,540        118,560
The Toro Co. (b)..............       6,143        183,676
Titan International, Inc.
  (b).........................       5,663         42,303
Wabash National Corp. (b).....       5,065          3,546
Wabtec Corp. (b)..............       8,411        270,582
                                             ------------
                                                3,437,186
                                             ------------
MARINE -- 0.4%
American Commercial Lines,
  Inc. (a)(b).................       1,492         23,096
Horizon Lines, Inc. (b).......       4,836         18,667
Kirby Corp. (a)(b)............       9,266        294,566
TBS International, Ltd.
  (a)(b)......................       2,553         19,939
                                             ------------
                                                  356,268
                                             ------------
MEDIA -- 1.6%
Arbitron, Inc. (b)............       4,417         70,186
Ascent Media Corp. (Series A)
  (a).........................       2,576         68,470
Cinemark Holdings, Inc. (b)...       6,239         70,625
CKX, Inc. (a)(b)..............      10,825         76,749
Crown Media Holdings, Inc.
  (Class A) (a)(b)............       1,454          2,428
Dolan Media Co. (a)...........       5,120         65,485
Knology, Inc. (a)(b)..........       5,093         43,953
Lamar Advertising Co. (Class
  A) (a)(b)...................       9,986        152,486
Liberty Media
  Corp. -- Interactive (Class
  A) (a)(b)...................      14,801        200,702
Live Nation, Inc. (a)(b)......      14,521         70,572
Martha Stewart Living
  Omnimedia, Inc. (Class A)
  (a)(b)......................       3,760         11,506
Mediacom Communications Corp.
  (a)(b)......................       6,203         31,697
Morningstar, Inc. (a).........       3,132        129,132
National CineMedia, Inc. (b)..       7,248         99,732
Primedia, Inc. ...............       2,957          5,944
RCN Corp. (a)(b)..............       6,380         38,089
Sirius XM Radio, Inc. (a)(b)..     667,751        287,133
Warner Music Group Corp.
  (a)(b)......................       9,432         55,177
                                             ------------
                                                1,480,066
                                             ------------
METALS & MINING -- 1.4%
AK Steel Holding Corp. (b)....      18,923        363,132
Allied Nevada Gold Corp.
  (a)(b)......................       8,308         66,963
AM Castle & Co. (b)...........       2,762         33,365
Brush Engineered Materials,
  Inc. (a)(b).................       3,348         56,079
Coeur d'Alene Mines Corp.
  (a)(b)......................      11,861        145,890
Hecla Mining Co. (a)(b).......      37,626        100,838
Horsehead Holding Corp. (a)...       6,040         44,998
Royal Gold, Inc. (b)..........       7,035        293,360
Stillwater Mining Co. (a)(b)..       7,151         40,832
Titanium Metals Corp. (b).....      14,864        136,600
                                             ------------
                                                1,282,057
                                             ------------
MULTILINE RETAIL -- 0.2%
99 Cents Only Stores (a)(b)...       6,491         88,147
Fred's, Inc. (Class A) (b)....       6,493         81,812
Retail Ventures, Inc. (a)(b)..       3,955          8,622
                                             ------------
                                                  178,581
                                             ------------
OFFICE ELECTRONICS -- 0.3%
Zebra Technologies Corp.
  (Class A) (a)(b)............      10,308        243,887
                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 4.7%
Alon USA Energy, Inc. (b).....       2,405         24,892
Arena Resources, Inc. (a)(b)..       6,653        211,898
Atlas America, Inc. (b).......       5,932        106,005
ATP Oil & Gas Corp. (a)(b)....       6,379         44,398
Berry Petroleum Co. (Class A)
  (b).........................       6,849        127,323
Bill Barrett Corp. (a)(b).....       5,771        158,472
BPZ Resources, Inc. (a)(b)....      11,527         56,367
Brigham Exploration Co.
  (a)(b)......................      12,287         42,882
Carrizo Oil & Gas, Inc.
  (a)(b)......................       4,737         81,240
Cheniere Energy Partners LP
  (b).........................       2,285         16,840
Cheniere Energy, Inc. (a)(b)..       9,292         27,318
Clean Energy Fuels Corp.
  (a)(b)......................       5,052         43,498
Comstock Resources, Inc. (a)..       7,930        262,086
CVR Energy, Inc. (a)(b).......       9,459         69,334
Delek US Holdings, Inc. (b)...       2,449         20,768
Delta Petroleum Corp. (a).....      37,900         73,147
Duncan Energy Partners LP
  (b).........................       2,466         39,875
Eagle Rock Energy Partners LP
  (b).........................       6,509         20,764
El Paso Pipeline Partners LP
  (b).........................       5,956        104,409
Enbridge Energy Management LLC
  (a)(b)......................       2,175         78,844
Frontier Oil Corp. (b)........      17,892        234,564
Gastar Exploration, Ltd. (a)..      24,812          9,677
GMX Resources, Inc. (a)(b)....       3,632         38,644
Goodrich Petroleum Corp.
  (a)(b)......................       4,539        111,614
Gulfport Energy Corp. (a)(b)..       4,200         28,770
Holly Corp. (b)...............       7,194        129,348
International Coal Group, Inc.
  (a)(b)......................      18,583         53,147
Legacy Reserves LP (b)........       3,126         40,513
Magellan Midstream Holdings
  LP..........................      10,102        211,940
Mariner Energy, Inc. (a)(b)...      17,090        200,807
McMoRan Exploration Co. (a)...      13,372         79,697
Parallel Petroleum Corp.
  (a)(b)......................       6,597         12,798
Patriot Coal Corp. (a)(b).....      13,299         84,848
Penn Virginia Corp. ..........       7,859        128,652
Penn Virginia GP Holdings LP
  (b).........................       3,133         39,664
Petroleum Development Corp.
  (a).........................       2,371         37,201
Petroquest Energy, Inc.
  (a)(b)......................       6,818         25,158
Quicksilver Gas Services LP...       1,184         16,209
Regency Energy Partners LP....       8,520        124,051
Rentech, Inc. (a)(b)..........      26,735         15,239
Rosetta Resources, Inc. (a)...       8,986         78,628
SandRidge Energy, Inc.
  (a)(b)......................      25,235        215,002
St. Mary Land & Exploration
  Co. (b).....................      10,724        223,810
Swift Energy Co. (a)(b).......       5,288         88,045
Targa Resources Partners LP
  (b).........................       5,954         82,582
Teekay Offshore Partners LP...       2,702         38,206
Vaalco Energy, Inc. (a).......      10,837         45,841
Venoco, Inc. (a)(b)...........       3,473         26,638
Warren Resources, Inc.
  (a)(b)......................       9,104         22,305
Western Gas Partners LP (b)...       3,763         58,364
Western Refining, Inc.
  (a)(b)......................       9,239         65,227


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Williams Pipeline Partners
  LP..........................       2,746   $     49,593
World Fuel Services Corp.
  (b).........................       5,023        207,098
                                             ------------
                                                4,434,240
                                             ------------
PERSONAL PRODUCTS -- 1.1%
Bare Escentuals, Inc. (a)(b)..      11,686        103,655
Chattem, Inc. (a)(b)..........       3,338        227,318
Elizabeth Arden, Inc. (a)(b)..       4,348         37,958
Herbalife, Ltd. ..............      10,647        335,807
Inter Parfums, Inc. (b).......       2,286         16,779
NBTY, Inc. (a)................       9,727        273,523
Prestige Brands Holdings, Inc.
  (a)(b)......................       5,669         34,864
USANA Health Sciences, Inc.
  (a)(b)......................       1,406         41,800
                                             ------------
                                                1,071,704
                                             ------------
PHARMACEUTICALS -- 2.2%
Acura Pharmaceuticals, Inc.
  (a)(b)......................       1,742         10,417
Akorn, Inc. (a)(b)............       8,218          9,862
Ardea Biosciences, Inc. (a)...       2,339         36,816
Auxilium Pharmaceuticals, Inc.
  (a)(b)......................       7,405        232,369
Biodel, Inc. (a)(b)...........       2,287         11,801
Cadence Pharmaceuticals, Inc.
  (a)(b)......................       4,928         49,231
Caraco Pharmaceutical
  Laboratories, Ltd. (a)(b)...       1,929          5,922
Cypress Bioscience, Inc.
  (a)(b)......................       6,579         61,974
Durect Corp. (a)(b)...........      14,451         34,393
Impax Laboratories, Inc.
  (a)(b)......................       9,160         67,418
Inspire Pharmaceuticals, Inc.
  (a)(b)......................       6,680         37,141
MAP Pharmaceuticals, Inc.
  (a).........................       1,080         13,198
Matrixx Initiatives, Inc.
  (a)(b)......................       1,921         10,738
Medicis Pharmaceutical Corp.
  (Class A) (b)...............       9,727        158,745
Noven Pharmaceuticals, Inc.
  (a).........................       4,151         59,359
Optimer Pharmaceuticals, Inc.
  (a)(b)......................       5,021         75,164
Pain Therapeutics, Inc.
  (a)(b)......................       5,610         30,126
POZEN, Inc. (a)(b)............       4,696         36,065
Questcor Pharmaceuticals, Inc.
  (a)(b)......................      10,284         51,420
Salix Pharmaceuticals, Ltd.
  (a)(b)......................       8,326         82,178
Sepracor, Inc. (a)(b).........      18,860        326,655
Sucampo Pharmaceuticals, Inc.
  (a)(b)......................       1,268          7,823
The Medicines Co. (a)(b)......       9,361         78,539
Valeant Pharmaceuticals
  International (a)(b)........      12,057        310,106
ViroPharma, Inc. (a)(b).......      12,695         75,281
VIVUS, Inc. (a)(b)............      11,258         68,449
XenoPort, Inc. (a)(b).........       4,908        113,718
                                             ------------
                                                2,054,908
                                             ------------
PROFESSIONAL SERVICES -- 1.9%
Administaff, Inc. (b).........       3,890         90,520
Advisory Board Co. (a)........       2,523         64,841
CBIZ, Inc. (a)(b).............       8,050         57,316
CoStar Group, Inc. (a)(b).....       3,359        133,923
CRA International, Inc.
  (a)(b)......................       1,779         49,385
Exponent, Inc. (a)............       2,190         53,677
First Advantage Corp. (Class
  A) (a)(b)...................       1,806         27,469
Heidrick & Struggles
  International, Inc. (b).....       3,103         56,630
Hill International, Inc.
  (a)(b)......................       4,965         21,350
Huron Consulting Group, Inc.
  (a)(b)......................       3,726        172,253
ICF International, Inc.
  (a)(b)......................       1,387         38,267
Kforce, Inc. (a)(b)...........       5,898         48,776
Korn/Ferry International
  (a)(b)......................       7,468         79,460
LECG Corp. (a)(b).............       4,397         14,334
Monster Worldwide, Inc.
  (a)(b)......................      22,039        260,281
MPS Group, Inc. (a)...........      15,966        121,980
Navigant Consulting, Inc.
  (a)(b)......................       8,367        108,102
Odyssey Marine Exploration,
  Inc. (a)(b).................      10,062         16,099
Resources Connection, Inc.
  (a)(b)......................       7,744        132,965
Spherion Corp. (a)............       8,154         33,595
The Corporate Executive Board
  Co. ........................       5,915        122,795
TrueBlue, Inc. (a)(b).........       7,512         63,101
                                             ------------
                                                1,767,119
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.3%
Alexander's, Inc. (b).........         428        115,389
BioMed Realty Trust, Inc.
  (b).........................      16,627        170,094
Cedar Shopping Centers, Inc.
  (b).........................       7,231         32,684
Corporate Office Properties
  Trust(b)....................       9,940        291,540
Equity Lifestyle Properties,
  Inc. .......................       4,039        150,170
Tanger Factory Outlet Centers,
  Inc. (b)....................       5,431        176,128
Taubman Centers, Inc. (b).....       9,129        245,205
                                             ------------
                                                1,181,210
                                             ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%
CB Richard Ellis Group, Inc.
  (Class A) (a)(b)............      39,131        366,266
Tejon Ranch Co. (a)(b)........       2,011         53,272
                                             ------------
                                                  419,538
                                             ------------
ROAD & RAIL -- 1.1%
Genesee & Wyoming, Inc. (Class
  A) (a)......................       6,163        163,381
Heartland Express, Inc. (b)...       9,547        140,532
Knight Transportation, Inc.
  (b).........................      10,094        167,056
Landstar Systems, Inc. .......       8,990        322,831
Marten Transport, Ltd. (a)....       2,625         54,495
Old Dominion Freight Line,
  Inc. (a)....................       5,214        175,034
Universal Truckload Services,
  Inc. (b)....................         971         15,196
                                             ------------
                                                1,038,525
                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.6%
Advanced Analogic
  Technologies, Inc. (a)......       8,028         36,849
Advanced Energy Industries,
  Inc. (a)(b).................       5,387         48,429
Amkor Technology, Inc.
  (a)(b)......................      20,222         95,650
Anadigics, Inc. (a)(b)........       9,907         41,510
Applied Micro Circuits Corp.
  (a)(b)......................      11,232         91,316
Atheros Communications, Inc.
  (a)(b)......................      10,427        200,615
Atmel Corp. (a)(b)............      69,583        259,545
ATMI, Inc. (a)(b).............       5,454         84,701
Brooks Automation, Inc.
  (a)(b)......................       9,408         42,148
Cabot Microelectronics Corp.
  (a)(b)......................       4,205        118,959
Cavium Networks, Inc. (a)(b)..       6,246        104,995
Cirrus Logic, Inc. (a)(b).....       9,180         41,310
Cohu, Inc. (b)................       4,171         37,456
Cymer, Inc. (a)...............       5,163        153,496
Cypress Semiconductor Corp.
  (a)(b)......................      25,028        230,258
Diodes, Inc. (a)(b)...........       5,581         87,287
Entegris, Inc. (a)............      18,921         51,465
FEI Co. (a)...................       6,221        142,461
Formfactor, Inc. (a)(b).......       8,756        150,953
Hittite Microwave Corp. (a)...       3,360        116,760


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Integrated Device Technology,
  Inc. (a)....................      28,492   $    172,092
International Rectifier Corp.
  (a)(b)......................      12,585        186,384
IXYS Corp. (b)................       4,035         40,834
Kulicke & Soffa Industries,
  Inc. (a)(b).................      11,816         40,529
Micrel, Inc. (b)..............       8,104         59,321
Microsemi Corp. (a)...........      14,026        193,559
MKS Instruments, Inc. (a).....       7,872        103,832
Monolithic Power Systems, Inc.
  (a).........................       5,863        131,390
Netlogic Microsystems, Inc.
  (a).........................       3,190        116,307
Novellus Systems, Inc. (a)....      16,943        282,948
OmniVision Technologies, Inc.
  (a)(b)......................       8,628         89,645
PMC-Sierra, Inc. (a)(b).......      37,605        299,336
Power Integrations, Inc. (b)..       4,650        110,623
Rambus, Inc. (a)(b)...........      18,206        282,011
RF Micro Devices, Inc.
  (a)(b)......................      40,693        153,006
Rubicon Technology, Inc.
  (a)(b)......................       2,171         31,002
Semtech Corp. (a)(b)..........      10,435        166,021
Sigma Designs, Inc. (a)(b)....       4,532         72,693
Silicon Image, Inc. (a)(b)....      11,524         26,505
Silicon Laboratories, Inc.
  (a)(b)......................       7,752        294,111
Silicon Storage Technology,
  Inc. (a)(b).................      14,423         26,971
Skyworks Solutions, Inc.
  (a)(b)......................      28,880        282,446
Standard Microsystems Corp.
  (a)(b)......................       3,777         77,240
Supertex, Inc. (a)(b).........       1,941         48,739
Teradyne, Inc. (a)(b).........      30,371        208,345
Tessera Technologies, Inc.
  (a).........................       8,344        211,020
Trident Microsystems, Inc.
  (a)(b)......................       9,625         16,747
TriQuint Semiconductor, Inc.
  (a).........................      25,279        134,231
Ultratech, Inc. (a)...........       3,013         37,090
Volterra Semiconductor Corp.
  (a)(b)......................       4,420         58,079
Zoran Corp. (a)...............       8,836         96,312
                                             ------------
                                                6,185,532
                                             ------------
SOFTWARE -- 6.4%
ACI Worldwide, Inc. (a)(b)....       6,178         86,245
Advent Software, Inc. (a)(b)..       2,456         80,532
ArcSight, Inc. (a)(b).........       3,195         56,775
Ariba, Inc. (a)(b)............      14,859        146,213
Blackbaud, Inc. (b)...........       7,568        117,683
Blackboard, Inc. (a)(b).......       5,099        147,157
Cadence Design Systems, Inc.
  (a)(b)......................      45,959        271,158
Commvault Systems, Inc.
  (a)(b)......................       6,760        112,081
Concur Technologies, Inc.
  (a)(b)......................       7,287        226,480
Deltek, Inc. (a)..............       2,058          8,932
DemandTec, Inc. (a)(b)........       3,416         30,061
Ebix, Inc. (a)(b).............       1,500         46,980
Epicor Software Corp. (a)(b)..       9,677         51,288
EPIQ Systems, Inc. (a)(b).....       5,689         87,326
FalconStor Software, Inc.
  (a)(b)......................       6,100         28,975
i2 Technologies, Inc. (a)(b)..       2,624         32,931
Informatica Corp. (a).........      15,101        259,586
InfoSpace, Inc. (a)...........       5,715         37,891
Jack Henry & Associates, Inc.
  (b).........................      14,536        301,622
Kenexa Corp. (a)..............       3,093         35,786
Lawson Software, Inc. (a)(b)..      21,520        120,082
Macrovision Solutions Corp.
  (a)(b)......................      14,232        310,400
Manhattan Associates, Inc.
  (a).........................       3,851         70,165
Mentor Graphics Corp. (a)(b)..      15,985         87,438
MICROS Systems, Inc. (a)(b)...      13,954        353,315
MicroStrategy, Inc. (a)(b)....       1,634         82,060
Monotype Imaging Holdings,
  Inc. (a)(b).................       3,768         25,660
MSC Software Corp. (a)(b).....       7,321         48,758
Netscout Systems, Inc. (a)....       4,269         40,043
NetSuite, Inc. (a)(b).........       2,975         35,135
OPNET Technologies, Inc. .....       2,664         24,402
Parametric Technology Corp.
  (a).........................      20,108        235,063
Pegasystems, Inc. ............       2,543         67,084
Progress Software Corp. (a)...       6,937        146,856
Quality Systems, Inc. (b).....       3,133        178,456
Quest Software, Inc. (a)......      11,340        158,080
Radiant Systems, Inc. (a).....       4,198         34,843
Rosetta Stone, Inc. (a)(b)....       1,078         29,580
S1 Corp. (a)..................       8,316         57,380
Solarwinds, Inc. (a)..........       2,125         35,041
Solera Holdings, Inc. (a).....      12,013        305,130
SonicWALL, Inc. (a)...........       9,324         51,096
SPSS, Inc. (a)................       3,102        103,514
SuccessFactors, Inc. (a)(b)...       4,723         43,357
Symyx Technologies, Inc. (a)..       5,111         29,899
Synchronoss Technologies, Inc.
  (a)(b)......................       2,949         36,184
Taleo Corp. (a)(b)............       5,367         98,055
TeleCommunication Systems,
  Inc. (Class A) (a)(b).......       6,412         45,589
THQ, Inc. (a)(b)..............      11,603         83,078
TIBCO Software, Inc. (a)......      30,242        216,835
TiVo, Inc. (a)(b).............      17,700        185,496
Tyler Technologies, Inc.
  (a)(b)......................       6,126         95,688
Ultimate Software Group, Inc.
  (a)(b)......................       4,092         99,190
Vasco Data Security
  International (a)(b)........       4,427         32,361
Websense, Inc. (a)............       7,138        127,342
Wind River Systems, Inc. (a)..      12,416        142,287
                                             ------------
                                                6,000,644
                                             ------------
SPECIALTY RETAIL -- 4.0%
Aaron's, Inc. (b).............       8,503        253,559
Aeropostale, Inc. (a)(b)......      11,617        398,115
AnnTaylor Stores Corp.
  (a)(b)......................      10,149         80,989
Bebe Stores, Inc. (b).........       5,158         35,487
Big 5 Sporting Goods Corp. ...       2,996         33,136
Blockbuster, Inc. (Class A)
  (a)(b)......................      32,117         21,197
Cabela's, Inc. (a)(b).........       7,543         92,779
Charlotte Russe Holding, Inc.
  (a).........................       3,664         47,192
Charming Shoppes, Inc.
  (a)(b)......................      16,977         63,154
Chico's FAS, Inc. (a)(b)......      30,502        296,784
Christopher & Banks Corp.
  (b).........................       5,399         36,227
Coldwater Creek, Inc. (a)(b)..      10,177         61,673
Conn's, Inc. (a)(b)...........       1,741         21,762
Dick's Sporting Goods, Inc.
  (a)(b)......................      14,569        250,587
DSW, Inc. (Class A) (a)(b)....       2,580         25,413
Gymboree Corp. (a)(b).........       4,964        176,123
hhgregg, Inc. (a)(b)..........       2,706         41,023
Hibbett Sports, Inc. (a)(b)...       5,127         92,286
Hot Topic, Inc. (a)(b)........       8,079         59,057
J. Crew Group, Inc. (a)(b)....       8,938        241,505
Jos. A. Bank Clothiers, Inc.
  (a)(b)......................       3,262        112,409
Lumber Liquidators, Inc.
  (a)(b)......................       2,027         31,946
Mens Wearhouse, Inc. (b)......       8,038        154,169
Monro Muffler Brake, Inc.
  (b).........................       3,344         85,974
New York & Co., Inc. (a)(b)...       4,531         14,001
Office Depot, Inc. (a)(b).....      47,213        215,291
Pacific Sunwear of California,
  Inc. (a)(b).................      11,188         37,704
Systemax, Inc. (a)(b).........       2,115         25,190
The Dress Barn, Inc. (a)(b)...       7,439        106,378
The Finish Line, Inc. (Class
  A) (b)......................       7,243         53,743


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
The Wet Seal, Inc. (Class A)
  (a)(b)......................      16,349   $     50,191
Tractor Supply Co. (a)(b).....       6,254        258,415
Tween Brands, Inc. (a)........       3,844         25,678
Ulta Salon Cosmetics &
  Fragrance, Inc. (a)(b)......       4,382         48,728
Williams-Sonoma, Inc. (b).....      16,482        195,641
Zumiez, Inc. (a)(b)...........       3,556         28,484
                                             ------------
                                                3,771,990
                                             ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.7%
American Apparel, Inc.
  (a)(b)......................       5,286         19,241
Carter's, Inc. (a)............       9,831        241,941
Crocs, Inc. (a)(b)............      13,549         46,067
Deckers Outdoor Corp. (a)(b)..       2,327        163,518
FGX International Holdings,
  Ltd. (a)(b).................       2,774         31,568
Fossil, Inc. (a)(b)...........       8,165        196,613
Iconix Brand Group, Inc.
  (a)(b)......................      10,476        161,121
K-Swiss, Inc. (Class A) (b)...       4,088         34,748
Maidenform Brands, Inc. (a)...       2,952         33,860
Quiksilver, Inc. (a)(b).......      22,336         41,322
Steven Madden, Ltd. (a).......       2,836         72,176
The Warnaco Group, Inc. (a)...       7,921        256,640
True Religion Apparel, Inc.
  (a)(b)......................       4,379         97,652
Under Armour, Inc. (Class A)
  (a)(b)......................       6,169        138,062
Volcom, Inc. (a)(b)...........       2,640         33,000
                                             ------------
                                                1,567,529
                                             ------------
THRIFTS & MORTGAGE FINANCE -- 0.5%
Beneficial Mutual Bancorp,
  Inc. (a)....................       6,013         57,725
ESSA Bancorp, Inc. (b)........       2,273         31,072
New Alliance Bancshares, Inc.
  (b).........................      17,252        198,398
Ocwen Financial Corp. (a)(b)..       7,410         96,108
Oritani Financial Corp.
  (a)(b)......................       1,958         26,844
United Financial Bancorp, Inc.
  (b).........................       2,648         36,595
ViewPoint Financial Group.....       1,869         28,465
Waterstone Financial, Inc.
  (a)(b)......................       1,489          4,422
                                             ------------
                                                  479,629
                                             ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.6%
Beacon Roofing Supply, Inc.
  (a)(b)......................       7,779        112,484
H&E Equipment Services, Inc.
  (a)(b)......................       4,863         45,469
Interline Brands, Inc. (a)....       5,584         76,389
RSC Holdings, Inc. (a)(b).....       7,765         52,181
Rush Enterprises, Inc.
  (a)(b)......................       5,676         66,125
Titan Machinery, Inc. (a)(b)..       2,764         35,075
WESCO International, Inc.
  (a).........................       7,260        181,791
                                             ------------
                                                  569,514
                                             ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
Centennial Communications
  Corp. (a)...................      11,640         97,310
ICO Global Communications
  Holdings, Ltd. (a)(b).......      17,827         11,053
iPCS, Inc. (a)................       2,503         37,445
Shenandoah Telecommunications
  Co. (b).....................       4,278         86,801
Syniverse Holdings, Inc. (a)..      11,878        190,404
                                             ------------
                                                  423,013
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $119,866,435).........                 93,988,836
                                             ------------
WARRANTS -- 0.0% (c)
COMMUNICATIONS EQUIPMENT -- 0.0% (c)
Pegasus Wireless Corp.
  (expiring 12/18/09) (a)(d)
  (Cost $0)...................         569              0
                                             ------------
SHORT TERM
  INVESTMENTS -- 29.4%
MONEY MARKET FUNDS -- 29.4%
State Street Navigator
  Securities Lending Prime
  Portfolio (e)(f)............  27,383,717     27,383,717
STIC Prime Portfolio..........     254,615        254,615
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $27,638,332)..........                 27,638,332
                                             ------------
TOTAL INVESTMENTS -- 129.3%
  (g)
  (Cost $147,504,767).........                121,627,168
OTHER ASSETS AND
  LIABILITIES -- (29.3)%......                (27,549,902)
                                             ------------
NET ASSETS -- 100.0%..........               $ 94,077,266
                                             ============




   (a) Non-income producing security.
   (b) Security, or portion thereof, was on loan at June 30, 2009.
   (c) Amount shown represents less than 0.05% of net assets.
   (d) Security is valued at fair value as determined in good faith by Trust's Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs established under FAS 157. (Note 2)
   (e) Investments of cash collateral for securities loaned.
   (f) Affiliated Fund managed by SSgA Funds Management, Inc.
   (g) Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs established under FAS 157. (Note 2)
   REIT = Real Estate Investment Trust


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2009
--------------------------------------------------------------------------------


SECURITY DESCRIPTION                SHARES         VALUE
--------------------                ------         -----
COMMON STOCKS -- 99.7%
AEROSPACE & DEFENSE -- 0.8%
Applied Signal Technology,
  Inc. .....................           1,870   $      47,704
Cubic Corp. ................           2,258          80,814
Curtiss-Wright Corp. (a)....           6,277         186,615
Ducommun, Inc. (a)..........           1,432          26,907
Esterline Technologies Corp.
  (b).......................           4,117         111,447
GenCorp, Inc. (b)...........           8,096          15,464
Triumph Group, Inc. (a).....           2,307          92,280
                                               -------------
                                                     561,231
                                               -------------
AIR FREIGHT & LOGISTICS -- 0.0% (c)
Pacer International, Inc. ..           4,958          11,056
                                               -------------
AIRLINES -- 0.4%
Alaska Air Group, Inc.
  (a)(b)....................           5,161          94,240
Continental Airlines, Inc.
  (Class B) (a)(b)..........          16,929         149,991
UAL Corp. (a)(b)............          18,366          58,587
                                               -------------
                                                     302,818
                                               -------------
AUTO COMPONENTS -- 0.7%
Cooper Tire & Rubber Co.
  (a).......................           8,011          79,469
Federal-Mogul Corp. (Class
  A) (a)(b).................           3,629          34,294
Superior Industries
  International, Inc. ......           3,047          42,963
Tenneco Automotive, Inc.
  (a)(b)....................           5,825          61,745
TRW Automotive Holdings
  Corp. (a)(b)..............           7,683          86,818
WABCO Holdings, Inc. .......           8,796         155,689
                                               -------------
                                                     460,978
                                               -------------
AUTOMOBILES -- 0.0% (c)
Winnebago Industries,
  Inc.(a)...................           3,812          28,323
                                               -------------
BEVERAGES -- 0.3%
Central European
  Distribution Corp.
  (a)(b)....................           5,521         146,693
Coca-Cola Hellenic Bottling
  Co. SA....................             537          29,605
National Beverage Corp.
  (a)(b)....................           1,393          14,835
                                               -------------
                                                     191,133
                                               -------------
BIOTECHNOLOGY -- 0.8%
ArQule, Inc. (a)(b).........           4,291          26,347
Cougar Biotechnology, Inc.
  (b).......................           2,353         101,085
Dendreon Corp. (b)..........          15,796         392,530
Nabi Biopharmaceuticals
  (a)(b)....................           7,383          17,867
StemCells, Inc. (a)(b)......          11,667          19,834
                                               -------------
                                                     557,663
                                               -------------
BUILDING PRODUCTS -- 1.3%
American Woodmark Corp.
  (a).......................           1,225          29,339
Ameron International Corp.
  (a).......................           1,187          79,576
Apogee Enterprises, Inc.
  (a).......................           3,835          47,171
Armstrong World Industries,
  Inc. (a)(b)...............           2,596          42,808
Builders FirstSource, Inc.
  (a)(b)....................           1,961           8,158
Gibraltar Industries, Inc.
  (a).......................           3,482          23,921
Griffon Corp. (b)...........           7,050          58,656
Lennox International, Inc.
  (a).......................           7,193         230,967
NCI Building Systems, Inc.
  (a)(b)....................           2,566           6,774
Owens Corning, Inc. (a)(b)..          12,113         154,804
Trex Co., Inc. (a)(b).......           1,979          26,459
Universal Forest Products,
  Inc. (a)..................           2,572          85,108
USG Corp. (a)(b)............           9,481          95,474
                                               -------------
                                                     889,215
                                               -------------
CAPITAL MARKETS -- 2.2%
BGC Partners, Inc. (a)......           5,109          19,363
Broadpoint Gleacher
  Securities, Inc. (b)......           4,857          27,102
Cohen & Steers, Inc. (a)....           2,952          44,132
FBR Capital Markets Corp.
  (b).......................           5,503          25,864
FCStone Group, Inc. (a)(b)..           3,251          12,841
Fortress Investment Group
  LLC  (Class A) (a)(b).....          11,050          37,791
GAMCO Investors, Inc. (a)...             507          24,589
GLG Partners, Inc. (a)......          23,488          96,066
Investment Technology Group,
  Inc. (b)..................           5,967         121,667
Janus Capital Group, Inc.
  (a).......................          22,197         253,046
LaBranche & Cos., Inc.
  (a)(b)....................           8,089          34,783
Piper Jaffray Co., Inc.
  (a)(b)....................           2,680         117,036
SWS Group, Inc. (a).........           3,865          53,994
Teton Advisors, Inc.
  (b)(d)....................              10              23
The Blackstone Group LP
  (a).......................          22,441         236,528
Thomas Weisel Partners
  Group, Inc. (a)(b)........           2,992          18,012
W.P. Carey & Co. LLC (a)....           3,986          99,570
Waddell & Reed Financial,
  Inc. (Class A)............          11,837         312,142
                                               -------------
                                                   1,534,549
                                               -------------
CHEMICALS -- 3.4%
A. Schulman, Inc. ..........           3,365          50,845
Arch Chemicals, Inc. (a)....           3,498          86,016
Ashland, Inc. (a)...........           9,180         257,499
Cabot Corp. ................           7,158          90,048
Cytec Industries, Inc. (a)..           6,575         122,426
Ferro Corp. (a).............           5,617          15,447
H.B. Fuller Co. (a).........           6,645         124,727
Innophos Holdings, Inc. ....           1,494          25,234
Koppers Holdings, Inc. (a)..           2,832          74,680
Kronos Worldwide, Inc. (a)..             418           2,780
Minerals Technologies,
  Inc. .....................           2,582          93,004
NewMarket Corp. (a).........           1,535         103,351
NL Industries, Inc. (a).....             929           6,856
Olin Corp. (a)..............           9,467         112,563
OM Group, Inc. (a)(b).......           4,276         124,089
RPM International, Inc. ....          17,833         250,375
Sensient Technologies
  Corp. ....................           6,757         152,505
Solutia, Inc. (b)...........          15,672          90,271
Spartech Corp. .............           3,991          36,677
Stepan Co. .................           1,070          47,251
Valhi, Inc. (a).............           1,442          10,714
Valspar Corp. ..............          12,874         290,051
W.R. Grace & Co. (a)(b).....           8,294         102,597
Westlake Chemical Corp.
  (a).......................           2,711          55,277
Zep, Inc. (a)...............           2,860          34,463
                                               -------------
                                                   2,359,746
                                               -------------
COMMERCIAL BANKS -- 11.9%
1st Source Corp. (a)........           1,974          34,091
Arrow Financial Corp. (a)...           1,540          41,580
Associated Ban-Corp. (a)....          16,486         206,075
Bancfirst Corp. (a).........           1,022          35,341
BancorpSouth, Inc. (a)......          10,703         219,733


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                SHARES         VALUE
--------------------                ------         -----
Bank of Hawaii Corp. (a)....           6,628   $     237,481
Boston Private Financial
  Holdings, Inc. (a)........           8,437          37,798
Camden National Corp. (a)...             999          33,996
Capital City Bank Group,
  Inc. (a)..................           1,636          27,567
CapitalSource, Inc. ........          32,693         159,542
Capitol Bancorp, Ltd. (a)...           1,987           5,266
Cathay General Bancorp (a)..           7,066          67,198
Central Pacific Financial
  Corp. (a).................           4,188          15,705
Chemical Financial Corp.
  (a).......................           3,131          62,338
Citizens Republic Bancorp,
  Inc. (a)(b)...............          18,450          13,099
City Holding Co. (a)........           2,244          68,128
Columbia Banking System,
  Inc. (a)..................           2,284          23,365
Community Bank System, Inc.
  (a).......................           4,623          67,311
Community Trust Bancorp,
  Inc. (a)..................           1,951          52,189
CVB Financial Corp. (a).....           9,558          57,061
F.N.B. Corp. (a)............          15,123          93,611
Fifth Third Bancorp (a).....          79,584         565,046
First BanCorp- North
  Carolina (a)..............           2,397          37,585
First BanCorp- Puerto Rico
  (a).......................          11,029          43,565
First Busey Corp. (a).......           3,954          29,062
First Citizens Bancshares,
  Inc. (Class A)............             847         113,202
First Commonwealth Financial
  Corp. (a).................          11,105          70,406
First Community Bancshares,
  Inc. (a)..................           1,910          24,524
First Financial Bancorp
  (a).......................           5,314          39,961
First Financial Bankshares,
  Inc. (a)..................           2,882         145,137
First Financial Corp. (a)...           1,444          45,602
First Horizon National Corp.
  (b).......................          29,686         356,226
First Merchants Corp. (a)...           3,079          24,724
First Midwest Bancorp, Inc.
  (a).......................           6,959          50,870
FirstMerit Corp. (a)........          11,340         192,553
Frontier Financial Corp.
  (a).......................           5,998           7,258
Fulton Financial Corp. (a)..          24,021         125,149
Glacier Bancorp, Inc. (a)...           8,428         124,482
Guaranty Bancorp (a)(b).....           7,354          14,046
Hampton Roads Bankshares,
  Inc. (a)..................           3,090          25,492
Hancock Holding Co. (a).....           3,627         117,841
Hanmi Financial Corp. (a)...           6,119          10,708
Harleysville National Corp.
  (a).......................           6,109          28,712
Heartland Financial USA,
  Inc. (a)..................           2,097          29,945
Home Bancshares, Inc. (a)...           2,244          42,726
Huntington Bancshares, Inc.
  (a).......................          75,287         314,700
IBERIABANK Corp. (a)........           2,143          84,456
Independent Bank
  Corp. -- Massachusetts
  (a).......................           2,929          57,701
International Bancshares
  Corp. (a).................           7,619          78,552
Investors Bancorp, Inc.
  (a)(b)....................           6,410          58,716
Lakeland Financial Corp.
  (a).......................           1,543          29,317
Marshall & Ilsley Corp.
  (a).......................          47,131         226,229
MB Financial, Inc. (a)......           4,962          50,563
National Penn Bancshares,
  Inc. (a)..................          11,361          52,374
NBT Bancorp, Inc. (a).......           4,546          98,694
Northfield Bancorp, Inc.
  (a).......................           2,869          33,338
Old National Bancorp (a)....           9,415          92,455
Old Second Bancorp, Inc.
  (a).......................           1,555           9,174
Oriental Financial Group,
  Inc. (a)..................           2,882          27,955
Orrstown Financial Services,
  Inc. (a)..................             774          28,824
Pacific Capital Bancorp
  (a).......................           6,632          14,192
PacWest Bancorp (a).........           3,319          43,678
Park National Corp. (a).....           1,560          88,109
Popular, Inc. (a)...........          34,925          76,835
Prosperity Bancshares, Inc.
  (a).......................           6,404         191,031
Renasant Corp. (a)..........           2,989          44,895
Republic Bancorp,
  Inc. -- Kentucky (a)......           1,343          30,338
S&T Bancorp, Inc. (a).......           3,913          47,582
S.Y. Bancorp, Inc. (a)......           1,721          41,597
Sandy Spring Bancorp, Inc.
  (a).......................           2,377          34,942
Santander Bancorp (b).......             721           5,018
SCBT Financial Corp. (a)....           1,665          39,444
Seacoast Banking Corp. of
  Florida...................           1,930           4,690
Simmons First National Corp.
  (a).......................           1,837          49,085
South Financial Group, Inc.
  (a).......................          21,436          25,509
Southside Bancshares,
  Inc. .....................           1,861          42,561
StellarOne Corp. (a)........           3,195          41,375
Sterling Bancorp (a)........           2,660          22,211
Sterling Bancshares, Inc.
  (a).......................          10,502          66,478
Sterling Financial
  Corp. -- Washington (a)...           6,591          19,180
Suffolk Bancorp (a).........           1,338          34,306
Sun Bancorp, Inc. (a)(b)....           2,631          13,629
Susquehanna Bancshares, Inc.
  (a).......................          12,267          59,986
SVB Financial Group (a)(b)..           4,626         125,920
Synovus Financial Corp.
  (a).......................          37,812         113,058
TCF Financial Corp. (a).....          16,717         223,506
The Colonial BancGroup, Inc.
  (a).......................          28,702          17,795
Tompkins Trustco, Inc. (a)..           1,005          48,190
Trico Bancshares (a)........           2,101          32,565
Trustmark Corp. (a).........           6,941         134,100
UMB Financial Corp. (a).....           4,604         174,998
Umpqua Holdings Corp. (a)...           8,554          66,379
Union Bankshares Corp. (a)..           1,879          28,129
United Bankshares, Inc.
  (a).......................           5,945         116,165
United Community Banks, Inc.
  (a)(b)....................           6,811          40,800
Univest Corp. of
  Pennsylvania (a)..........           1,870          37,886
Valley National Bancorp
  (a).......................          19,558         228,829
Washington Trust Bancorp,
  Inc. (a)..................           1,535          27,369
Webster Financial Corp.
  (a).......................           7,449          59,964
WesBanco, Inc. (a)..........           3,532          51,355
Westamerica Bancorporation
  (a).......................           4,023         199,581
Whitney Holding Corp. (a)...           9,110          83,448
Wilmington Trust Corp. (a)..           9,426         128,759
Wintrust Financial Corp.
  (a).......................           3,413          54,881
Zions Bancorp. (a)..........          15,921         184,047
                                               -------------
                                                   8,280,740
                                               -------------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
ABM Industries, Inc. (a)....           6,291         113,678
ACCO Brands Corp. (a)(b)....           6,589          18,581
ATC Technology Corp. (a)
  (b).......................           2,876          41,702
Bowne & Co., Inc. (a).......           3,517          22,896
Comfort Systems USA, Inc.
  (a).......................           5,290          54,222
Consolidated Graphics, Inc.
  (a)(b)....................           1,418          24,701
Cornell Companies, Inc.
  (b).......................           1,651          26,763
Courier Corp. (a)...........           1,435          21,898
Deluxe Corp. ...............           7,023          89,965
Ennis, Inc. (a).............           3,704          46,152
G & K Services, Inc.  (Class
  A)........................           2,593          54,842
Herman Miller, Inc. (a).....           7,397         113,470
HNI Corp. (a)...............           4,644          83,871
Kimball International, Inc.
  (Class B).................           3,729          23,269


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                SHARES         VALUE
--------------------                ------         -----
McGrath Rentcorp (a)........           3,326   $      63,393
Mine Safety Appliances Co.
  (a).......................           4,318         104,064
Steelcase, Inc. (Class A)
  (a).......................           9,033          52,572
The Brink's Co. ............           6,347         184,253
The Standard Register Co.
  (a).......................           2,206           7,192
United Stationers, Inc.
  (a)(b)....................           3,300         115,104
Viad Corp. .................           2,895          49,852
                                               -------------
                                                   1,312,440
                                               -------------
COMMUNICATIONS EQUIPMENT -- 0.9%
3Com Corp. (b)..............          53,564         252,286
Avocent Corp. (a)(b)........           6,190          86,412
Black Box Corp. (a).........           2,465          82,504
EMS Technologies, Inc. (b)..           2,200          45,980
Loral Space &
  Communications, Ltd. (b)..           1,616          41,612
Plantronics, Inc. ..........           6,745         127,548
                                               -------------
                                                     636,342
                                               -------------
COMPUTERS & PERIPHERALS -- 0.6%
Adaptec, Inc. (b)...........          14,682          38,907
Avid Technology, Inc. (b)...           3,865          51,830
Diebold, Inc. ..............           9,127         240,588
Electronics for Imaging,
  Inc. (b)..................           6,813          72,626
Hutchinson Technology, Inc.
  (a)(b)....................           3,046           5,940
Imation Corp. (a)...........           4,526          34,443
                                               -------------
                                                     444,334
                                               -------------
CONSTRUCTION & ENGINEERING -- 0.7%
EMCOR Group, Inc. (b).......           9,036         181,804
Granite Construction, Inc.
  (a).......................           4,731         157,448
Insituform Technologies,
  Inc. (a)(b)...............           5,303          89,992
Michael Baker Corp. (b).....           1,104          46,765
Northwest Pipe Co. (a)(b)...           1,283          44,597
                                               -------------
                                                     520,606
                                               -------------
CONSTRUCTION MATERIALS -- 0.2%
Headwaters, Inc. (a)(b).....           5,955          20,009
Texas Industries, Inc. (a)..           3,232         101,355
                                               -------------
                                                     121,364
                                               -------------
CONSUMER FINANCE -- 0.2%
Advance America Cash Advance
  Centers, Inc. ............           6,560          29,061
Dollar Financial Corp.
  (a)(b)....................           3,209          44,252
The First Marblehead Corp.
  (b).......................           9,144          18,471
The Student Loan Corp. (a)..             513          19,083
World Acceptance Corp.
  (a)(b)....................           2,091          41,632
                                               -------------
                                                     152,499
                                               -------------
CONTAINERS & PACKAGING -- 1.4%
Greif, Inc.  (Class A)......           4,730         209,161
Myers Industries, Inc. (a)..           3,878          32,265
Packaging Corp. of America..          14,146         229,165
Rock-Tenn Co.  (Class A)....           5,249         200,302
Silgan Holdings, Inc. ......           3,533         173,223
Temple-Inland, Inc. (a).....          12,444         163,265
                                               -------------
                                                   1,007,381
                                               -------------
DISTRIBUTORS -- 0.1%
Audiovox Corp. (Class A)
  (a)(b)....................           2,382          13,958
Core-Mark Holding Co., Inc.
  (a)(b)....................           1,432          37,318
                                               -------------
                                                      51,276
                                               -------------
DIVERSIFIED CONSUMER SERVICES -- 0.6%
Jackson Hewitt Tax Service,
  Inc. (a)..................           3,240          20,282
Regis Corp. ................           5,901         102,736
Service Corp. International
  (a).......................          34,662         189,948
Stewart Enterprises, Inc.
  (Class A) (a).............          11,453          55,204
StoneMor Partners LP (a)....           1,336          20,027
                                               -------------
                                                     388,197
                                               -------------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
CIT Group, Inc. (a).........          53,727         115,513
Financial Federal Corp.
  (a).......................           3,684          75,706
KKR Financial Holdings LLC
  (a).......................          21,974          20,436
PHH Corp. (a)(b)............           7,467         135,750
Pico Holdings, Inc. (a)(b)..           2,626          75,366
                                               -------------
                                                     422,771
                                               -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
Atlantic Tele-Network, Inc.
  (a).......................           1,261          49,545
Cincinnati Bell, Inc.
  (a)(b)....................          29,553          83,930
Cogent Communications Group,
  Inc. (b)..................           5,991          48,827
Consolidated Communications
  Holdings, Inc. (a)........           3,399          39,802
FairPoint Communications,
  Inc. (a)..................          11,388           6,833
Iowa Telecommunications
  Services, Inc. (a)........           4,556          56,996
SureWest Communications
  (a)(b)....................           1,751          18,333
                                               -------------
                                                     304,266
                                               -------------
ELECTRIC UTILITIES -- 2.5%
ALLETE, Inc. ...............           3,815         109,681
Brookfield Infrastructure
  Partners LP...............           2,981          36,756
Central Vermont Public
  Service Corp. ............           1,434          25,955
Cleco Corp. (a).............           8,402         188,373
El Paso Electric Co. (b)....           6,258          87,362
Empire District Electric Co.
  (a).......................           4,742          78,338
Great Plains Energy, Inc.
  (a).......................          18,494         287,582
Hawaiian Electric
  Industries, Inc. (a)......          12,676         241,605
IDACORP, Inc. (a)...........           6,392         167,087
MGE Energy, Inc. (a)........           3,102         104,072
Portland General Electric
  Co. (a)...................          10,305         200,741
UIL Holdings Corp. (a)......           3,964          88,992
Unisource Energy Corp. (a)..           4,821         127,949
                                               -------------
                                                   1,744,493
                                               -------------
ELECTRICAL EQUIPMENT -- 2.0%
A.O. Smith Corp. (a)........           2,814          91,652
Acuity Brands, Inc. (a).....           5,571         156,266
Baldor Electric Co. (a).....           5,956         141,693
Belden CDT, Inc. ...........           6,378         106,513
Brady Corp.  (Class A)......           6,380         160,266
Ener1, Inc. (a)(b)..........           7,431          40,573
Franklin Electric Co.,
  Inc. .....................           2,536          65,733
GrafTech International, Ltd.
  (a)(b)....................          16,518         186,819
Powell Industries, Inc.
  (b).......................           1,071          39,702
Regal-Beloit Corp. (a)......           4,889         194,191
Thomas & Betts Corp.
  (a)(b)....................           7,362         212,467
                                               -------------
                                                   1,395,875
                                               -------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.5%
Agilysys, Inc. (a)..........           2,071           9,692
Anixter International, Inc.
  (a)(b)....................           4,249         159,720


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                SHARES         VALUE
--------------------                ------         -----
AVX Corp. (a)...............           7,290   $      72,390
Checkpoint Systems, Inc.
  (b).......................           5,308          83,283
Coherent, Inc. (a)(b).......           3,236          66,920
Electro Rent Corp. .........           2,642          25,073
Littelfuse, Inc. (a)(b).....           3,071          61,297
Methode Electronics, Inc.
  (Class A).................           5,585          39,207
Park Electrochemical Corp.
  (a).......................           2,627          56,559
SYNNEX Corp. (a)(b).........           2,517          62,900
Tech Data Corp. (b).........           6,974         228,120
Technitrol, Inc. ...........           5,143          33,275
Vishay Intertechnology, Inc.
  (b).......................          23,584         160,135
                                               -------------
                                                   1,058,571
                                               -------------
ENERGY EQUIPMENT & SERVICES -- 0.7%
Bristow Group, Inc. (a)(b)..           3,824         113,305
Gulf Island Fabrication,
  Inc. .....................           1,762          27,892
Gulfmark Offshore, Inc.
  (b).......................           3,544          97,814
PHI, Inc. (b)...............           2,026          34,726
SEACOR Holdings, Inc.
  (a)(b)....................           2,634         198,182
Trico Marine Services, Inc.
  (b).......................           1,506           5,166
                                               -------------
                                                     477,085
                                               -------------
FOOD & STAPLES RETAILING -- 1.3%
BJ's Wholesale Club, Inc.
  (a)(b)....................           7,566         243,852
Casey's General Stores, Inc.
  (a).......................           6,921         177,801
Ingles Markets, Inc. (a)....           1,718          26,182
Nash Finch Co. (a)..........           1,853          50,142
Ruddick Corp. (a)...........           5,814         136,222
The Andersons, Inc. (a).....           2,515          75,299
Village Super Market, Inc.
  (Class A).................             665          19,784
Weis Markets, Inc. (a)......           1,540          51,621
Winn-Dixie Stores, Inc.
  (b).......................           7,494          93,975
                                               -------------
                                                     874,878
                                               -------------
FOOD PRODUCTS -- 2.0%
Alico, Inc. (a).............             458          13,749
American Italian Pasta Co.
  (a)(b)....................           2,917          85,001
B&G Foods, Inc. (a).........           4,938          41,529
Cal-Maine Foods, Inc. (a)...           1,873          46,750
Chiquita Brands
  International, Inc.
  (a)(b)....................           6,303          64,669
Corn Products International,
  Inc. (a)..................          10,255         274,732
Del Monte Foods Co. ........          27,558         258,494
Farmer Brothers Co. (a).....             831          19,013
Fresh Del Monte Produce,
  Inc. (b)..................           5,786          94,080
Hain Celestial Group, Inc.
  (a)(b)....................           5,493          85,746
Lancaster Colony Corp. (a)..           2,824         124,454
Lance, Inc. ................           4,446         102,836
Sanderson Farms, Inc. (a)...           2,489         112,005
Tootsie Roll Industries,
  Inc. .....................           3,273          74,264
                                               -------------
                                                   1,397,322
                                               -------------
GAS UTILITIES -- 2.4%
Amerigas Partners LP (a)....           4,433         149,525
Chesapeake Utilities Corp.
  (a).......................             990          32,205
Ferrellgas Partners LP (a)..           5,844          94,907
Laclede Group, Inc. ........           2,888          95,679
New Jersey Resources
  Corp. ....................           5,832         216,017
Nicor, Inc. (a).............           6,227         215,579
Northwest Natural Gas Co.
  (a).......................           3,638         161,236
South Jersey Industries,
  Inc. (a)..................           4,163         145,247
Southwest Gas Corp. ........           6,192         137,524
Star Gas Partners LP........           8,932          31,887
Suburban Propane Partners LP
  (a).......................           4,494         189,512
WGL Holdings, Inc. (a)......           6,929         221,867
                                               -------------
                                                   1,691,185
                                               -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.1%
Analogic Corp. (a)..........           1,774          65,549
CONMED Corp. (a)(b).........           4,082          63,353
Hill-Rom Holdings, Inc. ....           8,674         140,692
Invacare Corp. (a)..........           4,520          79,778
Orthofix International N.V.
  (a)(b)....................           2,355          58,899
STERIS Corp. (a)............           7,470         194,818
The Cooper Cos., Inc. (a)...           6,258         154,760
                                               -------------
                                                     757,849
                                               -------------
HEALTH CARE PROVIDERS & SERVICES -- 2.2%
Brookdale Senior Living,
  Inc. (a)..................           7,596          73,985
Cross Country Healthcare,
  Inc. (a)(b)...............           4,076          28,002
Emergency Medical Services
  Corp.  (Class A) (b)......           1,330          48,971
Hanger Orthopedic Group,
  Inc. (a)(b)...............           4,350          59,116
Healthsouth Corp. (a)(b)....          12,054         174,060
Kindred Healthcare, Inc.
  (a)(b)....................           4,540          56,160
Landauer, Inc. (a)..........           1,272          78,024
LifePoint Hospitals, Inc.
  (a)(b)....................           7,349         192,911
Magellan Health Services,
  Inc. (b)..................           4,890         160,490
Medcath Corp. (b)...........           2,344          27,565
National Healthcare Corp.
  (a).......................           1,180          44,769
Owens & Minor, Inc. (a).....           5,636         246,970
RehabCare Group, Inc. (b)...           2,575          61,620
Res-Care, Inc. (b)..........           3,635          51,981
Skilled Healthcare Group,
  Inc.  (Class A) (b).......           2,754          20,655
Tenet Healthcare Corp.
  (a)(b)....................          66,571         187,730
                                               -------------
                                                   1,513,009
                                               -------------
HOTELS, RESTAURANTS & LEISURE -- 2.2%
AFC Enterprises, Inc. (b)...           3,527          23,807
Ameristar Casinos, Inc.
  (a).......................           3,318          63,142
Bob Evans Farms, Inc. (a)...           4,360         125,306
Boyd Gaming Corp. (a)(b)....           8,025          68,213
Brinker International, Inc.
  (a).......................          14,036         239,033
Cedar Fair LP (a)...........           7,256          79,381
Churchill Downs, Inc. (a)...           1,470          49,480
Cracker Barrel Old Country
  Store, Inc. (a)...........           3,097          86,406
DineEquity, Inc. (a)........           2,160          67,370
Domino's Pizza, Inc. (b)....           5,974          44,745
Gaylord Entertainment Co.
  (a)(b)....................           3,988          50,688
International Speedway Corp.
  (Class A) (a).............           3,874          99,213
Isle of Capri Casinos, Inc.
  (a)(b)....................           2,461          32,781
Jack in the Box, Inc. (b)...           7,839         175,986
Krispy Kreme Doughnuts, Inc.
  (a)(b)....................           8,425          25,275
Landry's Restaurants, Inc.
  (a)(b)....................           1,481          12,737
Marcus Corp. ...............           3,070          32,296
Pinnacle Entertainment, Inc.
  (b).......................           8,125          75,481
Ruby Tuesday, Inc. (a)(b)...           7,158          47,672
Speedway Motorsports, Inc.
  (a).......................           1,791          24,644
Vail Resorts, Inc. (a)(b)...           4,097         109,882
                                               -------------
                                                   1,533,538
                                               -------------


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                SHARES         VALUE
--------------------                ------         -----
HOUSEHOLD DURABLES -- 2.6%
American Greetings Corp.
  (Class A) (a).............           5,036   $      58,820
Blyth, Inc. (a).............             890          29,183
Brookfield Homes Corp.
  (a)(b)....................           1,292           5,168
Centex Corp. (a)............          17,026         144,040
CSS Industries, Inc. .......           1,038          21,154
Ethan Allen Interiors, Inc.
  (a).......................           3,810          39,472
Furniture Brands
  International, Inc. (a)...           4,608          13,962
Harman International
  Industries, Inc. .........           8,067         151,660
Helen of Troy, Ltd. (b).....           3,880          65,145
Hovnanian Enterprises, Inc.
  (a)(b)....................           7,519          17,745
KB HOME (a).................          10,512         143,804
Lennar Corp.  (Class A)
  (a).......................          19,270         186,726
M.D.C. Holdings, Inc. (a)...           4,986         150,128
M/I Homes, Inc. (b).........           2,568          25,141
Meritage Homes Corp.
  (a)(b)....................           4,038          76,157
National Presto Industries,
  Inc. (a)..................             644          49,008
Ryland Group, Inc. (a)......           6,012         100,761
Sealy Corp. (a)(b)..........           5,662          11,098
Skyline Corp. (a)...........             930          20,228
Snap-on, Inc. ..............           7,934         228,023
Standard Pacific Corp.
  (a)(b)....................          13,886          28,189
Tupperware Brands Corp. ....           8,708         226,582
                                               -------------
                                                   1,792,194
                                               -------------
HOUSEHOLD PRODUCTS -- 0.2%
Central Garden & Pet Co.
  (Class A) (a)(b)..........           8,921          87,872
WD-40 Co. ..................           2,152          62,408
                                               -------------
                                                     150,280
                                               -------------
INDUSTRIAL CONGLOMERATES -- 0.5%
Carlisle Cos., Inc. ........           8,457         203,306
Otter Tail Corp. (a)........           4,515          98,608
Standex International
  Corp. ....................           1,561          18,108
Tredegar Corp. .............           3,476          46,300
                                               -------------
                                                     366,322
                                               -------------
INSURANCE -- 7.9%
AMBAC Financial Group, Inc.
  (a).......................          40,873          37,603
American Equity Investment
  Life Holding Co. (a)......           7,783          43,429
American National Insurance
  Co. (a)...................           2,194         165,823
American Physicians Capital,
  Inc. .....................           1,056          41,353
Argo Group International
  Holdings, Ltd. (b)........           4,311         121,656
Arthur J. Gallagher & Co.
  (a).......................          13,818         294,876
Aspen Insurance Holdings,
  Ltd. .....................          10,363         231,509
Assured Guaranty, Ltd. (a)..          13,509         167,241
Baldwin & Lyons, Inc.
  (Class B) (a).............           1,240          24,428
CNA Surety Corp. (a)(b).....           2,258          30,460
Conseco, Inc. (a)(b)........          26,669          63,206
Delphi Financial Group......           5,800         112,694
EMC Insurance Group, Inc.
  (a).......................             677          14,088
Employers Holdings, Inc. ...           6,428          87,099
Endurance Specialty
  Holdings, Ltd. (a)........           6,977         204,426
Enstar Group, Ltd. (b)......             989          58,203
Erie Indemnity Co.  (Class
  A) (a)....................           4,414         157,845
FBL Financial Group, Inc.
  (Class A) (a).............           1,716          14,174
Flagstone Reinsurance
  Holdings, Ltd. ...........           5,056          52,077
FPIC Insurance Group, Inc.
  (a)(b)....................             971          29,732
Genworth Financial, Inc.
  (Class A) (a).............          59,908         418,757
Harleysville Group, Inc. ...           1,751          49,413
Horace Mann Educators
  Corp. ....................           5,529          55,124
Infinity Property & Casualty
  Corp. ....................           1,884          68,691
IPC Holdings, Ltd. .........           6,291         171,996
Kansas City Life Insurance
  Co. (a)...................             514          13,832
Maiden Holdings, Ltd. ......           8,113          53,221
Max Capital Group, Ltd.
  (a).......................           6,516         120,285
MBIA, Inc. (a)(b)...........          22,294          96,533
Mercury General Corp. (a)...           3,648         121,953
Montpelier Re Holdings, Ltd.
  (a).......................          11,093         147,426
National Financial Partners
  Corp. (a).................           5,778          42,295
National Interstate Corp.
  (a).......................             858          13,024
National Western Life
  Insurance Co.  (Class A)
  (a).......................             296          34,558
Navigators Group, Inc. (b)..           1,907          84,728
OneBeacon Insurance Group,
  Ltd. (a)..................           3,315          38,752
Platinum Underwriters
  Holdings, Ltd. ...........           7,124         203,675
PMA Capital Corp.  (Class A)
  (b).......................           4,518          20,557
Presidential Life Corp.
  (a).......................           3,155          23,883
ProAssurance Corp. (b)......           4,560         210,718
Protective Life Corp. ......          11,397         130,382
RLI Corp. (a)...............           2,669         119,571
Safety Insurance Group,
  Inc. .....................           2,123          64,879
Selective Insurance Group,
  Inc. .....................           7,260          92,710
StanCorp Financial Group,
  Inc. .....................           6,767         194,078
State Auto Financial Corp.
  (a).......................           1,957          34,248
Stewart Information Services
  Corp. ....................           2,428          34,599
The Phoenix Cos., Inc.
  (a)(b)....................          15,656          26,146
United Fire & Casualty
  Co. ......................           3,310          56,767
Unitrin, Inc. ..............           6,216          74,716
Validus Holdings, Ltd. (a)..           4,560         100,229
XL Capital, Ltd.  (Class
  A)........................          47,413         543,353
Zenith National Insurance
  Corp. (a).................           5,085         110,548
                                               -------------
                                                   5,523,569
                                               -------------
INTERNET SOFTWARE & SERVICES -- 0.1%
United Online, Inc. ........          11,587          75,431
                                               -------------
IT SERVICES -- 1.0%
CACI International, Inc.
  (Class A) (a)(b)..........           4,196         179,211
Convergys Corp. (b).........          15,907         147,617
CSG Systems International,
  Inc. (b)..................           4,995          66,134
infoUSA, Inc. (b)...........           4,294          24,519
MAXIMUS, Inc. ..............           2,365          97,556
MoneyGram International,
  Inc. (a)(b)...............          11,253          20,030
Unisys Corp. (a)(b).........          46,647          70,437
VeriFone Holdings, Inc.
  (a)(b)....................          10,585          79,494
                                               -------------
                                                     684,998
                                               -------------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
Brunswick Corp. (a).........          12,476          53,896
Callaway Golf Co. (a).......           9,156          46,421
Eastman Kodak Co. (a).......          35,080         103,837


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                SHARES         VALUE
--------------------                ------         -----
JAKKS Pacific, Inc. (a)(b)..           3,855   $      49,460
Leapfrog Enterprises, Inc.
  (a)(b)....................           4,760          10,900
Polaris Industries, Inc.
  (a).......................           4,557         146,371
RC2 Corp. (a)(b)............           2,249          29,754
                                               -------------
                                                     440,639
                                               -------------
LIFE SCIENCES TOOLS & SERVICES -- 0.7%
AMAG Pharmaceuticals, Inc.
  (a)(b)....................           2,355         128,748
Bio-Rad Laboratories, Inc.
  (Class A) (b).............           2,657         200,550
Cambrex Corp. (a)(b)........           3,712          15,294
Varian, Inc. (b)............           3,994         157,483
                                               -------------
                                                     502,075
                                               -------------
MACHINERY -- 3.5%
Albany International Corp.
  (Class A) (a).............           3,549          40,388
Ampco-Pittsburgh Corp. .....           1,077          25,256
Astec Industries, Inc.
  (a)(b)....................           2,357          69,979
Barnes Group, Inc. (a)......           5,775          68,665
Blount International, Inc.
  (a)(b)....................           5,545          47,742
Briggs & Stratton Corp.
  (a).......................           6,713          89,551
Cascade Corp. (a)...........           1,235          19,427
CIRCOR International,
  Inc. .....................           2,357          55,649
Colfax Corp. (a)(b).........           3,709          28,633
Crane Co. ..................           7,018         156,572
EnPro Industries, Inc.
  (a)(b)....................           2,870          51,689
Federal Signal Corp. .......           6,782          51,882
Freightcar America, Inc.
  (a).......................           1,562          26,257
IDEX Corp. (a)..............          11,131         273,489
Kaydon Corp. (a)............           4,614         150,232
Kennametal, Inc. (a)........          10,121         194,121
Mueller Industries, Inc. ...           5,098         106,038
Mueller Water Products, Inc.
   (Class A) (a)............          16,347          61,138
NACCO Industries, Inc. (a)..             785          22,545
Oshkosh Corp. ..............          10,279         149,457
Robbins & Myers, Inc. ......           3,493          67,240
Sauer-Danfoss, Inc. (a).....           1,443           8,846
Tecumseh Products Co.
  (Class A) (a)(b)..........           2,024          19,653
Tennant Co. (a).............           2,383          43,823
The Greenbrier Cos., Inc.
  (a).......................           1,918          13,790
The Timken Co. .............          10,688         182,551
Trinity Industries, Inc.
  (a).......................          10,871         148,063
Valmont Industries, Inc. ...           2,605         187,768
Watts Water Technologies,
  Inc. (a)..................           4,146          89,305
                                               -------------
                                                   2,449,749
                                               -------------
MARINE -- 0.4%
Alexander & Baldwin, Inc.
  (a).......................           5,617         131,663
Eagle Bulk Shipping, Inc.
  (a).......................           6,473          30,358
Excel Maritime Carriers,
  Ltd. .....................           1,873          12,605
Genco Shipping & Trading,
  Ltd. (a)..................           3,771          81,906
                                               -------------
                                                     256,532
                                               -------------
MEDIA -- 1.1%
Belo Corp. (a)..............          11,674          20,896
Cumulus Media, Inc. (a)(b)..           4,313           4,011
Fisher Communications, Inc.
  (a).......................             855          10,935
Gannett Co., Inc. (a).......          31,731         113,280
Harte-Hanks, Inc. (a).......           5,351          49,497
Journal Communications, Inc.
  (a).......................           4,848           5,090
Meredith Corp. (a)..........           5,108         130,509
Regal Entertainment Group
  (a).......................          10,803         143,572
Scholastic Corp. (a)........           4,331          85,710
Sinclair Broadcast Group,
  Inc. (a)..................           6,685          12,969
The New York Times Co.
  (Class A) (a).............          16,456          90,673
Valassis Communications,
  Inc. (a)(b)...............           6,633          40,528
Value Line, Inc. (a)........             218           7,166
World Wrestling
  Entertainment, Inc.
  (Class A) (a).............           2,785          34,980
                                               -------------
                                                     749,816
                                               -------------
METALS & MINING -- 1.8%
AMCOL International Corp.
  (a).......................           3,613          77,968
Carpenter Technology
  Corp. ....................           6,058         126,067
Century Aluminum Co.
  (a)(b)....................           6,203          38,645
Commercial Metals Co. (a)...          15,552         249,299
Haynes International, Inc.
  (a)(b)....................           1,750          41,475
Kaiser Aluminum Corp. (a)...           2,151          77,242
Olympic Steel, Inc. (a).....           1,385          33,891
RTI International Metals,
  Inc. (a)(b)...............           3,248          57,392
Schnitzer Steel Industries,
  Inc.  (Class A) (a).......           2,838         150,017
US Gold Corp. (b)...........          11,690          30,862
Walter Energy, Inc. (a).....           7,310         264,914
WHX Corp. (a)(b)............             241             627
Worthington Industries, Inc.
  (a).......................           8,808         112,654
                                               -------------
                                                   1,261,053
                                               -------------
MULTI-UTILITIES -- 0.8%
Avista Corp. (a)............           7,516         133,860
Black Hills Corp. (a).......           5,432         124,882
CH Energy Group, Inc. (a)...           2,162         100,965
NorthWestern Corp. .........           4,926         112,116
PNM Resources, Inc. (a).....          10,777         115,421
                                               -------------
                                                     587,244
                                               -------------
MULTILINE RETAIL -- 0.6%
Big Lots, Inc. (a)(b).......          11,410         239,952
Dillard's, Inc.  (Class A)
  (a).......................           7,530          69,276
Saks, Inc. (a)(b)...........          17,829          78,983
                                               -------------
                                                     388,211
                                               -------------
OIL, GAS & CONSUMABLE FUELS -- 6.1%
Alliance Holdings GP LP
  (a).......................           2,421          46,459
Alliance Resource Partners
  LP........................           2,825          91,813
Atlas Energy Resources LLC..           4,645          94,897
Atlas Pipeline Partners LP
  (a).......................           5,600          44,576
BP Prudhoe Bay Royalty Trust
  (a).......................           2,961         204,309
BreitBurn Energy Partners
  LP........................           4,302          33,039
Buckeye GP Holdings LP......           1,386          28,108
Calumet Specialty Products
  Partners LP (a)...........           2,140          33,170
Capital Product Partners LP
  (a).......................           1,682          15,172
Clayton Williams Energy,
  Inc. (a)(b)...............           1,390          26,229
Contango Oil & Gas Co.
  (a)(b)....................           1,821          77,374
Copano Energy LLC...........           6,816         109,397
Crosstex Energy LP..........           3,837          12,010
Crosstex Energy, Inc. (a)...           6,506          27,065
DCP Midstream Partners LP...           3,776          81,750
DHT Maritime, Inc. (a)......           6,852          35,699
Dorchester Minerals LP......           3,608          82,407


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                SHARES         VALUE
--------------------                ------         -----
Encore Acquisition Co.
  (a)(b)....................           7,371   $     227,395
Encore Energy Partners LP
  (a).......................           3,973          56,814
EV Energy Partner LP........           1,874          35,362
Foundation Coal Holdings,
  Inc. (a)..................           6,188         173,945
General Maritime Corp. .....           7,410          73,285
Genesis Energy LP (a).......           4,299          54,683
Harvest Natural Resources,
  Inc. (a)(b)...............           4,485          19,779
Hiland Partners LP..........             768           5,614
Holly Energy Partners LP....           1,294          41,085
Hugoton Royalty Trust (a)...           5,680          82,019
Inergy Holdings LP (a)......           1,260          51,773
Inergy LP...................           6,884         175,473
James River Coal Co.
  (a)(b)....................           3,941          59,627
K-Sea Transportation
  Partners LP (a)...........           1,321          25,905
Linn Energy LLC (a).........          15,846         310,106
Markwest Energy Partners
  LP........................           6,752         122,887
Martin Midstream Partners LP
  (a).......................           1,351          27,885
Massey Energy Co. (a).......          11,720         229,009
Natural Resource Partners LP
  (a).......................           4,333          91,210
NuStar GP Holdings LLC (a)..           4,812         111,157
OSG America LP..............           1,067           7,138
Overseas Shipholding Group,
  Inc. (a)..................           3,244         110,426
Penn Virginia Resource
  Partners LP (a)...........           4,508          61,174
Pioneer Southwest Energy
  Partners LP (a)...........           1,179          21,988
Ship Finance International,
  Ltd. (a)..................           5,522          60,908
Southern Union Co. .........          14,408         264,963
Stone Energy Corp. (a)(b)...           5,596          41,522
Sunoco Logistics Partners
  LP........................           2,737         148,400
TC Pipelines LP.............           2,266          78,834
Teekay Corp. (a)............           5,858         123,194
Teekay LNG Partners LP (a)..           3,688          71,916
TransMontaigne Partners LP
  (a).......................           1,319          27,699
USEC, Inc. (a)(b)...........          15,695          83,497
W&T Offshore, Inc. (a)......           5,089          49,567
Williams Partners LP (a)....           5,580         100,775
                                               -------------
                                                   4,270,488
                                               -------------
PAPER & FOREST PRODUCTS -- 0.6%
Buckeye Technologies, Inc.
  (b).......................           4,968          22,306
Clearwater Paper Corp
  (a)(b)....................           1,457          36,848
Deltic Timber Corp. (a).....           1,594          56,539
Domtar Corp. (a)(b).........           5,623          93,229
Glatfelter..................           6,403          56,987
Louisiana-Pacific Corp.
  (a)(b)....................          14,511          49,628
Neenah Paper, Inc. (a)......           1,857          16,360
Schweitzer-Mauduit
  International, Inc. ......           2,059          56,025
Wausau-Mosinee Paper Corp.
  (a).......................           7,033          47,262
                                               -------------
                                                     435,184
                                               -------------
PERSONAL PRODUCTS -- 0.2%
Nu Skin Enterprises, Inc.
  (Class A).................           7,020         107,406
                                               -------------
PHARMACEUTICALS -- 0.1%
Par Pharmaceutical Cos.,
  Inc. (a)(b)...............           4,914          74,447
                                               -------------
PROFESSIONAL
  SERVICES -- 0.2%
CDI Corp. ..................           1,657          18,476
Kelly Services, Inc.  (Class
  A)........................           3,939          43,132
School Specialty, Inc.
  (a)(b)....................           2,282          46,119
Volt Information Sciences,
  Inc. (a)(b)...............           1,286           8,063
                                               -------------
                                                     115,790
                                               -------------
REAL ESTATE INVESTMENT TRUSTS -- 12.1%
Acadia Realty Trust.........           5,459          71,240
Alexandria Real Estate
  Equities, Inc. (a)........           5,439         194,662
American Campus Communities,
  Inc. (a)..................           7,108         157,655
American Capital Agency
  Corp. (a).................           1,431          32,870
Anthracite Capital, Inc.
  (a).......................           9,448           5,858
Anworth Mortgage Asset
  Corp. ....................          14,125         101,841
Apartment Investment &
  Management Co.  (Class A)
  (a).......................          16,142         142,857
Ashford Hospitality Trust,
  Inc. (a)..................          12,975          36,460
Brandywine Realty Trust
  (a).......................          17,340         129,183
BRE Properties, Inc. (a)....           7,026         166,938
Camden Property Trust (a)...           9,030         249,228
Capital Lease Funding, Inc.
  (a).......................           7,089          19,566
Capstead Mortgage Corp.
  (a).......................           8,420         107,018
CBL & Associates Properties,
  Inc. (a)..................          17,863          96,282
Chimera Investment Corp.
  (a).......................          83,696         292,099
Colonial Properties Trust
  (a).......................           6,162          45,599
Cousins Properties, Inc.
  (a).......................           5,988          50,898
DCT Industrial Trust, Inc.
  (a).......................          27,411         111,837
Developers Diversified
  Realty Corp. (a)..........          18,819          91,837
DiamondRock Hospitality Co.
  (a).......................          15,164          94,927
Douglas Emmett, Inc. (a)....          16,763         150,699
Duke Realty Corp. (a).......          30,939         271,335
DuPont Fabros Technology,
  Inc. (a)..................           5,146          48,475
EastGroup Properties,
  Inc. .....................           3,524         116,363
Education Realty Trust,
  Inc. .....................           3,630          15,573
Entertainment Properties
  Trust (a).................           4,704          96,902
Equity One, Inc. (a)........           5,311          70,424
Essex Property Trust, Inc.
  (a).......................           3,783         235,416
Extra Space Storage, Inc.
  (a).......................          11,665          97,403
FelCor Lodging Trust, Inc.
  (a).......................           8,022          19,734
First Industrial Realty
  Trust, Inc. (a)...........           5,644          24,551
First Potomac Realty Trust
  (a).......................           3,929          38,308
Franklin Street Properties
  Corp. ....................           8,818         116,839
Getty Realty Corp. (a)......           2,487          46,930
Government Properties Income
  Trust (a)(b)..............           1,343          27,572
Hatteras Financial Corp.
  (a).......................           4,921         140,691
Healthcare Realty Trust,
  Inc. (a)..................           8,162         137,366
Highwoods Properties,
  Inc. .....................           9,693         216,832
Home Properties, Inc. (a)...           4,559         155,462
Hospitality Properties
  Trust.....................          15,256         181,394
HRPT Properties Trust (a)...          31,124         126,363
Inland Real Estate Corp.
  (a).......................           9,874          69,118
Investors Real Estate Trust
  (a).......................           8,334          74,089
iStar Financial, Inc. (a)...          13,985          39,717
Kilroy Realty Corp. (a).....           5,827         119,687
Kite Realty Group Trust
  (a).......................           8,110          23,681
LaSalle Hotel Properties
  (a).......................           8,709         107,469
Lexington Realty Trust (a)..          11,676          39,698
LTC Properties, Inc. .......           2,989          61,125
Mack-Cali Realty Corp. (a)..          10,503         239,468
Maguire Properties, Inc.
  (a)(b)....................           4,439           3,773


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                SHARES         VALUE
--------------------                ------         -----
Medical Properties Trust,
  Inc. .....................          10,935   $      66,375
MFA Financial, Inc. ........          30,762         212,873
Mid-America Apartment
  Communities, Inc. (a).....           3,946         144,858
National Health Investors,
  Inc. .....................           3,289          87,849
National Retail Properties,
  Inc. (a)..................          11,002         190,885
NorthStar Realty Finance
  Corp. (a).................           7,996          22,629
OMEGA Healthcare Investors,
  Inc. (a)..................          11,270         174,910
Parkway Properties, Inc.
  (a).......................           3,059          39,767
Pennsylvania Real Estate
  Investment Trust (a)......           5,746          28,730
Post Properties, Inc. (a)...           6,270          84,269
Potlatch Corp. (a)..........           5,503         133,668
PS Business Parks, Inc.
  (a).......................           2,127         103,032
RAIT Investment Trust.......           7,812          10,702
Ramco-Gershenson Properties
  Trust (a).................           2,668          26,707
Redwood Trust, Inc. (a).....           9,344         137,917
Saul Centers, Inc. .........           1,662          49,145
Senior Housing Properties
  Trust (a).................          16,640         271,565
SL Green Realty Corp. (a)...          10,178         233,483
Sovran Self Storage, Inc. ..           3,146          77,392
Strategic Hotels & Resorts,
  Inc. (a)..................           9,550          10,601
Sun Communities, Inc. (a)...           2,424          33,403
Sunstone Hotel Investors,
  Inc. .....................           9,994          53,468
The Macerich Co. (a)........          10,708         188,568
U-Store-It Trust (a)........           6,097          29,875
UDR, Inc. (a)...............          20,652         213,335
Universal Health Realty
  Income Trust..............           1,543          48,635
Urstadt Biddle Properties
  (a).......................             534           7,092
Urstadt Biddle Properties
  (Class A).................           2,576          36,270
Washington Real Estate
  Investment Trust (a)......           8,092         181,018
Weingarten Realty Investors
  (a).......................          16,564         240,344
                                               -------------
                                                   8,450,677
                                               -------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%
Avatar Holdings, Inc.
  (a)(b)....................             743          13,500
Forest City Enterprises,
  Inc.  (Class A) (a).......          16,118         106,379
Forestar Real Estate Group,
  Inc. (a)(b)...............           4,780          56,786
Jones Lang LaSalle, Inc.
  (a).......................           5,605         183,452
                                               -------------
                                                     360,117
                                               -------------
ROAD & RAIL -- 0.8%
Amerco, Inc. (a)(b).........             827          30,723
Arkansas Best Corp. (a).....           3,185          83,925
Avis Budget Group, Inc.
  (a)(b)....................          13,340          75,371
Con-way, Inc. (a)...........           6,391         225,666
Patriot Transportation
  Holding, Inc. (a)(b)......             221          16,117
Werner Enterprises, Inc.
  (a).......................           7,009         127,003
YRC Worldwide, Inc. (a)(b)..           8,442          14,605
                                               -------------
                                                     573,410
                                               -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.4%
Actel Corp. (a)(b)..........           3,645          39,111
DSP Group, Inc. (a)(b)......           3,414          23,079
Exar Corp. (a)(b)...........           5,821          41,853
Fairchild Semiconductor
  International, Inc. (b)...          17,170         120,018
Lattice Semiconductor Corp.
  (a)(b)....................          15,148          28,478
Veeco Instruments, Inc.
  (b).......................           4,357          50,498
                                               -------------
                                                     303,037
                                               -------------
SOFTWARE -- 1.0%
Compuware Corp. (b).........          34,156         234,310
Fair Isaac Corp. (a)........           6,639         102,639
JDA Software Group, Inc.
  (b).......................           4,408          65,944
Novell, Inc. (a)(b).........          47,751         216,312
Renaissance Learning, Inc.
  (a).......................             967           8,906
Take-Two Interactive
  Software, Inc. (a)........          11,006         104,227
                                               -------------
                                                     732,338
                                               -------------
SPECIALTY RETAIL -- 3.2%
Asbury Automotive Group,
  Inc. (a)..................           4,581          46,909
AutoNation, Inc. (a)(b).....          10,458         181,446
Barnes & Noble, Inc. (a)....           5,390         111,196
Brown Shoe Co., Inc. .......           6,171          44,678
Collective Brands, Inc.
  (a)(b)....................           8,775         127,852
Foot Locker, Inc. (a).......          21,478         224,875
Genesco, Inc. (a)(b)........           2,775          52,087
Group 1 Automotive, Inc.
  (a).......................           3,216          83,680
Jo-Ann Stores, Inc. (a)(b)..           3,605          74,515
OfficeMax, Inc. ............          10,845          68,107
Penske Automotive Group,
  Inc. (a)..................           5,475          91,104
RadioShack Corp. (a)........          17,333         241,969
Rent-A-Center, Inc. (b).....           9,090         162,075
Sally Beauty Holdings, Inc.
  (a)(b)....................          11,934          75,900
Signet Jewelers, Ltd. ......          11,825         246,196
Stage Stores, Inc. .........           5,437          60,351
Talbots, Inc. (a)...........           2,930          15,822
The Buckle, Inc. (a)........           3,694         117,358
The Cato Corp.  (Class A)
  (a).......................           3,931          68,557
The Children's Place Retail
  Stores, Inc. (a)(b).......           3,419          90,364
The Pep Boys -- Manny, Moe &
  Jack (a)..................           6,452          65,423
                                               -------------
                                                   2,250,464
                                               -------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.5%
Columbia Sportswear Co.
  (a).......................           2,039          63,046
Hanesbrands, Inc. (a)(b)....          12,858         192,999
Jones Apparel Group, Inc. ..          11,746         126,035
Kenneth Cole Productions,
  Inc.  (Class A)...........           1,036           7,283
Liz Claiborne, Inc. (a).....          13,188          37,981
Movado Group, Inc. (a)......           2,383          25,117
Oxford Industries, Inc.
  (a).......................           1,791          20,865
Phillips-Van Heusen Corp. ..           7,078         203,068
Skechers USA, Inc. (a)(b)...           4,676          45,684
The Timberland Co.  (Class
  A) (a)(b).................           6,433          85,366
UniFirst Corp. .............           1,891          70,288
Weyco Group, Inc. (a).......           1,122          25,907
Wolverine World Wide, Inc.
  (a).......................           6,764         149,214
                                               -------------
                                                   1,052,853
                                               -------------
THRIFTS & MORTGAGE FINANCE -- 2.1%
Astoria Financial Corp.
  (a).......................          12,465         106,950
Bank Mutual Corp. (a).......           6,442          56,174
BankFinancial Corp. (a).....           2,864          25,375
Berkshire Hills Bancorp,
  Inc. .....................           1,671          34,723
Brookline Bancorp, Inc.
  (a).......................           7,936          73,964


See accompanying notes to financial statements.

SPDR DOW JONES SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                SHARES         VALUE
--------------------                ------         -----
Clifton Savings Bancorp,
  Inc. (a)..................           1,404   $      15,107
Danvers Bancorp, Inc. (a)...           2,536          34,109
Dime Community Bancshares
  (a).......................           4,380          39,902
Doral Financial Corp.
  (a)(b)....................             562           1,405
Fannie Mae (a)..............         153,369          88,954
First Financial Holdings,
  Inc. (a)..................           1,545          14,523
First Financial Northwest,
  Inc. (a)..................           2,040          15,953
First Niagara Financial
  Group, Inc. (a)...........          20,105         229,599
Flushing Financial Corp. ...           2,563          23,964
Freddie Mac (a)(b)..........          91,990          57,034
Guaranty Financial Group,
  Inc. (b)..................           8,375           1,591
Kearny Financial Corp. (a)..           3,068          35,098
Meridian Interstate Bancorp,
  Inc. (a)(b)...............           1,437          10,706
MGIC Investment Corp. (a)...          17,080          75,152
Northwest Bancorp, Inc.
  (a).......................           2,767          52,186
Provident Financial
  Services, Inc. (a)........           7,936          72,218
Provident New York Bancorp
  (a).......................           5,463          44,360
Radian Group, Inc. (a)......          10,284          27,972
Rockville Financial, Inc.
  (a).......................           1,210          13,250
Roma Financial Corp. (a)....           1,038          13,224
The PMI Group, Inc. (a).....          10,391          20,574
TrustCo Bank Corp. NY (a)...          10,732          63,426
Washington Federal, Inc.
  (a).......................          12,211         158,743
Westfield Financial, Inc.
  (a).......................           4,191          37,970
WSFS Financial Corp. (a)....             795          21,711
                                               -------------
                                                   1,465,917
                                               -------------
TOBACCO -- 0.4%
Alliance One International,
  Inc. (a)(b)...............          11,562          43,936
Star Scientific, Inc.
  (a)(b)....................           9,952           8,857
Universal Corp. (a).........           3,505         116,050
Vector Group, Ltd. (a)......           5,437          77,695
                                               -------------
                                                     246,538
                                               -------------
TRADING COMPANIES & DISTRIBUTORS -- 0.9%
Aceto Corp. ................           3,525          23,512
Aircastle, Ltd. (a).........           6,287          46,210
Applied Industrial
  Technologies, Inc. (a)....           5,292         104,252
GATX Corp. (a)..............           5,705         146,733
Kaman Corp.  (Class A) (a)..           3,576          59,719
Lawson Products, Inc. (a)...             556           7,901
TAL International Group,
  Inc. (a)..................           1,870          20,383
Textainer Group Holdings,
  Ltd. (a)..................           2,282          26,220
United Rentals, Inc.
  (a)(b)....................           7,349          47,695
Watsco, Inc. ...............           3,424         167,536
                                               -------------
                                                     650,161
                                               -------------
TRANSPORTATION INFRASTRUCTURE -- 0.0% (c)
Macquarie Infrastructure Co.
  LLC (a)...................           5,744          23,608
                                               -------------
WATER UTILITIES -- 0.4%
American States Water Co.
  (a).......................           2,479          85,873
California Water Service
  Group (a).................           2,724         100,352
Connecticut Water Service,
  Inc. (a)..................           1,210          26,245
Middlesex Water Co. (a).....           1,764          25,490
SJW Corp. (a)...............           1,843          41,836
                                               -------------
                                                     279,796
                                               -------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
USA Mobility, Inc. (a)......           3,280          41,853
                                               -------------
TOTAL COMMON STOCKS --
   (Cost $99,621,079).......                      69,644,930
                                               -------------
RIGHTS -- 0.0% (c)
HOUSEHOLD DURABLES -- 0.0% (c)
Sealy Corp. (expiring
  7/2/09) (a)(b)
  (Cost $19,066)............           5,075          10,759
                                               -------------
SHORT TERM INVESTMENTS -- 27.6%
MONEY MARKET FUNDS -- 27.6%
State Street Navigator
  Securities Lending Prime
  Portfolio (e)(f)..........      18,673,686      18,673,686
STIC Prime Portfolio........         644,592         644,592
                                               -------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $19,318,278)........                      19,318,278
                                               -------------
TOTAL INVESTMENTS -- 127.3% (g)
  (Cost $118,958,423).......                      88,973,967
OTHER ASSETS AND
  LIABILITIES --  (27.3)%...                     (19,088,633)
                                               -------------
NET ASSETS -- 100.0%........                   $  69,885,334
                                               =============




   (a) Security, or portion thereof, was on loan at June 30, 2009.
   (b) Non-income producing security.
   (c) Amount represents less than 0.05% of net assets.
   (d) Security is valued at fair value as determined in good faith by Trust's Pricing and investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs established under FAS 157. (Note 2)
   (e) Investments of cash collateral for securities loaned.
   (f) Affiliated Fund managed by SSgA Funds Management, Inc.
   (g) Unless otherwise indicated, the values of the securities of the Fund are determined based on level 1 inputs established under FAS 157. (Note 2)


See accompanying notes to financial statements.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, James Ross, the registrant's President and Principal Executive Officer, and Gary L. French, the registrant's Treasurer and Principal Financial Officer, reviewed the registrant's disclosure controls and procedures and evaluated their effectiveness. Based on their review, Messrs. Ross and French determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2 under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not Applicable

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPDR(R) Series Trust


By: /s/ James Ross
    ---------------------------------
    James Ross
    President and Principal Executive
    Officer

Date: September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ James Ross
    ---------------------------------
    James Ross
    President and Principal Executive
    Officer

Date: September 3, 2009


By: /s/ Gary L. French
    ---------------------------------
    Gary L. French
    Treasurer and Principal Financial
    Officer

Date: September 3, 2009